UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-01944

Principal Variable Contracts Funds, Inc.

(Exact name of registrant as specified in charter)

655 9th Street, Des Moines, IA 50392
(Address of principal executive offices)	(Zip code)

Principal Management Corporation, 655 9th Street, Des Moines, IA 50392

(Name and address of agent for service)

Registrant’s telephone number, including area code:		515-247-6783
Date of fiscal year end:	December 31, 2015
Date of reporting period:	December 31, 2015

ITEM 1 – REPORT TO STOCKHOLDERS

Principal Variable Contracts Funds, Inc.

Annual Report
December 31, 2015

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Table of Contents

Not FDIC or NCUA insured

May lose value • Not a deposit • No bank or credit union guarantee
Not insured by any Federal government agency

Economic & Financial Market Review	1
Important Account Information	2
Balanced Account	3
Bond & Mortgage Securities Account	4
Bond Market Index Account	5
Diversified Balanced Account	6
Diversified Balanced Managed Volatility Account	7
Diversified Growth Account	8
Diversified Growth Managed Volatility Account	9
Diversified Income Account	10
Diversified International Account	11
Equity Income Account	12
Government & High Quality Bond Account	13
Income Account	14
International Emerging Markets Account	15
LargeCap Growth Account	16
LargeCap Growth Account I	17
LargeCap S&P 500 Index Account	18
LargeCap S&P 500 Managed Volatility Index Account	19
LargeCap Value Account	20
MidCap Account	21
Principal Capital Appreciation Account	22
Principal LifeTime 2010 Account	23
Principal LifeTime 2020 Account	24
Principal LifeTime 2030 Account	25
Principal LifeTime 2040 Account	26
Principal LifeTime 2050 Account	27
Principal LifeTime 2060 Account	28
Principal LifeTime Strategic Income Account	29
Real Estate Securities Account	30
SAM Balanced Portfolio	31
SAM Conservative Balanced Portfolio	32
SAM Conservative Growth Portfolio	33
SAM Flexible Income Portfolio	34
SAM Strategic Growth Portfolio	35
Short-Term Income Account	36
SmallCap Blend Account	37
Financial Statements	38
Notes to Financial Statements	83
Schedules of Investments	114
Financial Highlights (Includes performance information)	266
Report of Independent Registered Public Accounting Firm	294
Shareholder Expense Example	295
Supplemental Information	300

Economic & Financial Market Review

The Federal Reserve (the Fed) raised interest rates by 25 basis points in December, the first rate raise since 2006.1 This move can be put in perspective when one considers that Facebook, Twitter, and LinkedIn were not yet public companies in 2006, and that Apple had not yet released the iPhone.

The move was based on the belief that the economy had reached full capacity in terms of the Fed’s dual mandate to balance economic activity and maintain stability in inflation. The decision was largely based on the unemployment rate, which fell to 5.0 percent in November, as well as the likelihood of inflation rising back toward its 2 percent target. The forecast is a result of the transitory effects of energy prices and other “idiosyncratic” factors including medical care and non-market prices, which account for 24 percent of the Fed’s preferred inflation measure.2

Looking forward, Chairwoman Janet Yellen stated that the Fed will assess labor market conditions and evaluate the actual pace of inflation. This is an important distinction as the December estimate of future inflation used a reversion to mean method (the theory that prices and returns eventually move back toward the average). It should be noted that the Fed went out of its way to suggest this policy would remain extremely accommodative. Currently, the market is expecting two to four rate hikes over the next year.

Missing from the statement was mention of international implications of a higher U.S. interest rate. The Fed commented previously that higher U.S. rates could lead to a stronger U.S. dollar, potentially hampering economic growth both domestically and abroad. After having appreciated in October and November, the dollar has largely held steady since the December rate rise. The dollar hit a multi-year peak against the euro following the European Central Bank actions to further ease its monetary policy on December 3, but showed little reaction to the Fed move. The bigger concern has been the impact on emerging economies, where a toxic stew of rising inflation and budget deficits created an environment of slow growth with little room for policy measures to manage the situation. Out of the leading emerging economies—the nations of Brazil, Russia, India, and China (BRIC)—only India has managed to successfully manage around a slowdown in economic growth.

A big question that has reemerged is the price of oil. The widespread market nervousness centers on the renewed oil price plunge and its negative ramifications for profits. Toward the end of the quarter, Saudi Arabia stated that it will no longer attempt to restrict the supply of oil, and stands ready to meet any additional demand, putting downward pressure on oil prices.

With this as a backdrop, 2015 will go down as a year to forget for most investors. The Dow Jones Industrial average fell slightly, and interest rates rose slightly. For the year, the S&P 500 returned 1.38 percent, with a small price loss made up for by dividend gains.

[1]	Bloomberg.
[2]	St. Louis Fed.

.

Important Account Information

The following information applies to all accounts shown in the annual report (unless noted):

The line graphs on the following pages illustrate the growth of a hypothetical $10,000 investment. For each account, the illustration is based on performance of the Class 1 shares, except for Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, and Diversified Income Account which are based on the performance of the Class 2 shares. The performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional, or call 800-222-5852.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Account’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Balanced Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	1-Year	5-Year	10-Year
Class 1 Shares	0.42%	8.96%	5.54%

What contributed to or detracted from Account performance during the fiscal year?

Three of the five equity managers outperformed their respective benchmarks due to security selection within equities. The U.S. small cap portfolio contributed the most to performance outperforming its index, while the other two managers each posted sizable excess returns. Across the equity segment, overweight positions in Kroger, Valero Energy, Electronics Arts, and Tesoro Corp, along with an underweight position in Kinder Morgan contributed to the portfolio's performance. Principal Balanced Account underperformed the index as a combination of asset allocation and manager performance negatively impacted total performance. Within equities, diversifying asset classes like U.S. large cap value, U.S. small cap, and international equities all underperformed the S&P 500 Index. Within equities, positions in Intel, Microsoft, Macy's, General Electric, and Facebook all detracted from performance. Within fixed income, underperformance was driven by sector allocation and security selection. The out-of-index allocation to below investment-grade corporate bonds detracted. An overweight to commercial mortgage-backed securities and underweight to mortgage-backed securities also detracted.

Bond & Mortgage Securities Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	12/18/1987	-0.48%	3.64%	3.78%
Class 2 Shares	05/01/2015	-0.74%	3.38%	3.52%

	What contributed to or detracted from Account performance during the fiscal year?

Security selection within mortgage-backed securities contributed. Security selection within below investment-grade corporate bonds and investment-grade corporate bonds contributed. Security selection within commercial mortgage-backed securities contributed. Principal Bond & Mortgage Securities Account underperformed the Barclays Capital Aggregate Index, driven mainly by an out-of-index allocation to below investment-grade corporate bonds. Overweight position to investment-grade corporate bonds detracted. Yield curve (a line that plots interest rates, at a set point in time, of bonds having equal credit quality, but different maturity dates) positioning, especially the underweight at the two and five-year key rate duration points, detracted.

Bond Market Index Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Mellon Capital Management Corporation

Value of a $10,000 Investment* May 15, 2012 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	Inception Date	1-Year	Since Inception
Class 1 Shares	05/15/2012	0.13%	1.44%

	What contributed to or detracted from Account performance during the fiscal year?

The U.S. bond market produced a modest gain. On a total return basis the securitized sector contributed, led by mortgage-backed securities (MBS). The 3-5 year maturity bucket was the best performer on a total return basis, followed closely by the 5-7 year bucket. Intermediate corporates contributed, led by intermediate financial institutions. On a relative basis most sectors were negative versus duration-neutral Treasuries. Asset-backed securities (ABS) and financial institutions performed better than higher than duration-neutral Treasuries. The 10+ year maturity bucket detracted, led by long Treasuries on a total return basis. Also from a total return standpoint the corporate sector detracted, led by long corporates. On a relative basis corporates detracted relative to duration neutral Treasuries, with long corporates underperforming. Among corporates, long industrials and long utilities were notable underperformers.

Diversified Balanced Account

Investment Advisor: Principal Management Corporation

Value of a $10,000 Investment* December 30, 2009 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	Inception Date	1-Year	5-Year	Since Inception
Class 2 Shares	12/30/2009	0.16%	6.67%	7.25%

What contributed to or detracted from Account performance during the fiscal year?

This investment option is constructed using five underlying passive investment options that are attempting to replicate the returns of the index, minus the expense ratios. This investment option allocates its assets among three funds of Principal Funds, Inc. (International Equity Index Fund, MidCap S&P 400 Index Fund and SmallCap S&P 600 Index Fund, all sub-advised by Principal Global Investors) and two Accounts of Principal Variable Contracts Funds, Inc. (LargeCap S&P 500 Index Account, sub-advised by Principal Global Investors, and Bond Market Index Account, subadvised by Mellon Capital Management). Together, these five investment options are referred to as the "underlying funds." The investment option generally allocates approximately 50% of its assets to the equity index funds and approximately 50% to the Bond Market Index Account. For the year, all five underlying funds performed in line with expectations. Two of the five underlying funds generated positive absolute returns, led by results from the LargeCap S&P 500 Index Account. The MidCap S&P 400 Index Fund generated the worst results of the underlying funds.

Diversified Balanced Managed Volatility Account

Investment Advisor: Principal Management Corporation

Value of a $10,000 Investment* October 31, 2013 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	Inception Date	1-Year	Since Inception
Class 2 Shares	10/31/2013	0.01%	3.98%

What contributed to or detracted from Account performance during the fiscal year?

This investment option is constructed using five underlying passive investment options that are attempting to replicate the returns of the index, minus the expense ratios. This investment option allocates its assets among three funds of Principal Funds, Inc. (International Equity Index Fund, MidCap S&P 400 Index Fund and SmallCap S&P 600 Index Fund, all sub-advised by Principal Global Investors) and two Accounts of Principal Variable Contracts Funds, Inc. (LargeCap S&P 500 Managed Volatility Index Account, sub-advised by Principal Global Investors, and Bond Market Index Account, subadvised by Mellon Capital Management). In addition to attempting to replicate the returns of the index, minus the expense ratio, the LargeCap S&P 500 Managed Volatility Index Account also has an emphasis on managing volatility. Together, these five investment options are referred to as the "underlying funds." The investment option generally allocates approximately 50% of its assets to the equity index funds and approximately 50% to the Bond Market Index Account. For the year, all five underlying funds performed in line with expectations. Two of the five underlying funds generated positive absolute returns, led by results from the LargeCap S&P 500 Managed Volatility Index Account. The MidCap S&P 400 Index Fund generated the worst results of the underlying funds.

Diversified Growth Account

Investment Advisor: Principal Management Corporation

Value of a $10,000 Investment* December 30, 2009 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	Inception Date	1-Year	5-Year	Since Inception
Class 2 Shares	12/30/2009	0.17%	7.78%	8.42%

What contributed to or detracted from Account performance during the fiscal year?

This investment option is constructed using five underlying passive investment options that are attempting to replicate the returns of the index, minus the expense ratios. This investment option allocates its assets among three funds of Principal Funds, Inc. (International Equity Index Fund, MidCap S&P 400 Index Fund and SmallCap S&P 600 Index Fund, all sub-advised by Principal Global Investors) and two Accounts of Principal Variable Contracts Funds, Inc. (LargeCap S&P 500 Index Account, sub-advised by Principal Global Investors, and Bond Market Index Account, subadvised by Mellon Capital Management). Together, these five investment options are referred to as the "underlying funds." The investment option generally allocates approximately 65% of its assets to the equity index funds and approximately 35% to the Bond Market Index Account. For the year, all five underlying funds performed in line with expectations. Two of the five underlying funds generated positive absolute returns, led by results from the LargeCap S&P 500 Index Account. The MidCap S&P 400 Index Fund generated the worst results of the underlying funds.

Diversified Growth Managed Volatility Account

Investment Advisor: Principal Management Corporation

Value of a $10,000 Investment* October 31, 2013 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	Inception Date	1-Year	Since Inception
Class 2 Shares	10/31/2013	0.06%	4.50%

What contributed to or detracted from Account performance during the fiscal year?

This investment option is constructed using five underlying passive investment options that are attempting to replicate the returns of the index, minus the expense ratios. This investment option allocates its assets among three funds of Principal Funds, Inc. (International Equity Index Fund, MidCap S&P 400 Index Fund and SmallCap S&P 600 Index Fund, all sub-advised by Principal Global Investors) and two Accounts of Principal Variable Contracts Funds, Inc. (LargeCap S&P 500 Managed Volatility Index Account, sub-advised by Principal Global Investors, and Bond Market Index Account, subadvised by Mellon Capital Management). In addition to attempting to replicate the returns of the index, minus the expense ratio, the LargeCap S&P 500 Managed Volatility Index Account also has an emphasis on managing volatility. Together, these five investment options are referred to as the "underlying funds." The investment option generally allocates approximately 65% of its assets to the equity index funds and approximately 35% to the Bond Market Index Account. For the year, all five underlying funds performed in line with expectations. Two of the five underlying funds generated positive absolute returns, led by results from the LargeCap S&P 500 Managed Volatility Index Account. The MidCap S&P 400 Index Fund generated the worst results of the underlying funds.

Diversified Income Account

Investment Advisor: Principal Management Corporation

Value of a $10,000 Investment* May 15, 2012 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	Inception Date	1-Year	Since Inception
Class 2 Shares	05/15/2012	0.16%	5.64%

What contributed to or detracted from Account performance during the fiscal year?

This investment option is constructed using five underlying passive investment options that are attempting to replicate the returns of the index, minus the expense ratios. This investment option allocates its assets among three funds of Principal Funds, Inc. (International Equity Index Fund, MidCap S&P 400 Index Fund and SmallCap S&P 600 Index Fund, all sub-advised by Principal Global Investors) and two Accounts of Principal Variable Contracts Funds, Inc. (LargeCap S&P 500 Index Account, sub-advised by Principal Global Investors, and Bond Market Index Account, subadvised by Mellon Capital Management). Together, these five investment options are referred to as the "underlying funds." The investment option generally allocates approximately 35% of its assets to the equity index funds and approximately 65% to the Bond Market Index Account. For the year, all five underlying funds performed in line with expectations. Two of the five underlying funds generated positive absolute returns, led by results from the LargeCap S&P 500 Index Account. The MidCap S&P 400 Index Fund generated the worst results of the underlying funds.

Diversified International Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	05/02/1994	-0.35%	3.74%	3.30%
Class 2 Shares	01/08/2007	-0.65%	3.48%	3.03%

What contributed to or detracted from Account performance during the fiscal year?

Stock selection in the UK contributed with an overweight in Taylor Wimpey, which continues to benefit from a solid macroeconomic backdrop with rising house prices, favorable mortgage rates, limited competition to purchase land, and supportive government initiatives such as Help to Buy. Stock selection in the consumer discretionary sector contributed, led by an overweight in Pandora, which has benefited from a shift toward selling through branded concept stores and new products. Stock selection in the financials sector contributed, driven by an overweight position in CK Hutchison, due to the well-received Cheung Kong Group restructuring into CK Hutchison Holdings and Cheung Kong Property Holdings. Stock selection in Japan detracted, led by an overweight in OMRON due to weakness from solar panels and smartphone backlights, as well as concerns of weakening industrial production numbers and the Purchasing Managers Index, particularly in China, which weighed on the stock. Stock selection in the consumer discretionary sector detracted from performance, driven by an overweight position in Aryzta, the global leader of par-baked bakery goods, whose third quarter trading results with underlying growth missed expectations. An overweight position in BB Seguridade detracted from performance due in part to concerns over Brazil losing investment grade status, weighing on the stock.

Equity Income Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	1-Year	5-Year	10-Year
Class 1 Shares	-3.93%	10.45%	6.53%
Class 2 Shares	-4.15%	10.17%	6.27%

	What contributed to or detracted from Account performance during the fiscal year?

Allocation to Kroger added to relative returns as the grocery retailer gained market share and improved earnings. Allocation to Digital Realty Trust (DLR) outperformed as a result of top and bottom-line growth and the acquisition of TelX. Allocation to Hasbro added to relative returns as a result of the profitable licensing business, which ties merchandise to box-office hits, driving growth higher than analyst expectations. Lack of allocation to General Electric detracted from relative returns as a result of the stock soaring, driven by strength in the company's core industrial businesses. Allocation to Kinder Morgan, a midstream energy company, detracted as it cut its dividend and underperformed after Moody's issued a negative outlook for its credit rating. Allocation to integrated oil company Royal Dutch Shell detracted as a result of the fall in oil prices and a poorly received acquisition announcement for BP Group.

Government & High Quality Bond Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	1-Year	5-Year	10-Year
Class 1 Shares	0.79%	2.96%	4.27%
Class 2 Shares	0.67%	2.71%	4.01%

	What contributed to or detracted from Account performance during the fiscal year?

Issue selection in Fannie Mae (FNMA) securities contributed to performance. An out-of-benchmark allocation to non-agency mortgage-backed securities (RMBS) aided performance. Issue selection in Freddie Mac (FHLMC) securities contributed to performance. An out-of-benchmark allocation to agency commercial mortgage-backed securities (CMBS) was the largest detractor from performance. An out-of-benchmark allocation to non-agency commercial mortgage-backed securities (CMBS) hindered performance. An allocation to U.S. Treasury securities detracted from performance.

Income Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	1-Year	5-Year	10-Year
Class 1 Shares	-0.71%	4.14%	5.38%
Class 2 Shares	-0.92%	3.89%	5.12%

	What contributed to or detracted from Account performance during the fiscal year?

An overweight to and issue selection in the consumer non-cyclical sector was a significant contributor to performance. An overweight to and issue selection in the banking sector was a significant contributor to performance. Issue selection in the capital goods sector was a significant contributor to performance. An overweight to and issue selection in the energy sector was the largest detractor from performance due to the impact from lower oil prices. With commodity prices falling, an overweight to and issue selection in the basic industry sector hindered performance. An underweight to and issue selection in U.S. Treasuries was a detractor from performance for the year as treasuries rallied over the year.

International Emerging Markets Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	10/24/2000	-13.81%	-4.80%	3.34%
Class 2 Shares	05/01/2015	-14.02%	-5.03%	3.11%

	What contributed to or detracted from Account performance during the fiscal year?

Latin America was the best performing region on a relative basis, led by allocation to Mexico, Colombia, Chile, and Brazil. Relative performance in Asia also added to performance, led by allocation to India, China, and Taiwan. Although the Europe, Middle East and Africa (EMEA) region detracted from relative performance, allocation to South Africa, Greece, and the United Arab Emirates contributed. Although the best performing region for the year, in Latin America, allocation to Peru detracted from performance. In addition, allocation to South Korea, the Philippines, and Thailand detracted from performance in Asia. Relative performance in the EMEA region detracted, led by allocation to Turkey, Russia, and Qatar.

LargeCap Growth Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Columbus Circle Investors

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	05/02/1994	4.98%	11.82%	7.30%
Class 2 Shares	01/08/2007	4.73%	11.55%	7.04%

	What contributed to or detracted from Account performance during the fiscal year?

Allocation to Ulta Salon contributed as a result of improved online sales, increased store traffic, expanded customer rewards programs, increased merchandise offerings, and expansion of in store boutiques such as Clinique and Lancome. Allocation to Nike contributed due to improved pricing, more efficient manufacturing, positive trends in footwear spending, market share gains, and increased sponsorship and licensing deals across all geographies. Allocation to Starbucks Corp. contributed due to comparable store sales, strong China and Japan results, and the proliferation of mobile ordering and rewards card membership. Allocation to PPG Industries Inc. detracted due to the impact of a slowing global economy, particularly in emerging markets such as China and Latin America, as well as poor weather hurting the company's paint business. Allocation to Morgan Stanley detracted as it was negatively impacted by capital markets volatility constraining its trading and underwriting businesses and the Federal Reserve's decision to postpone its initial rate increase until late 2015, which hurt net interest margins within the important wealth management franchise. Allocation to United Continental Holdings detracted due to profitability and volatility concerns and the company's CEO taking a temporary leave of absence for health reasons.

LargeCap Growth Account I

Investment Advisor: Principal Management Corporation
Sub-Advisors: Brown Advisory, and T. Rowe Price Associates, Inc.

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	06/01/1994	7.77%	13.07%	8.74%
Class 2 Shares	05/01/2015	7.53%	12.80%	8.47%

	What contributed to or detracted from Account performance during the fiscal year?

Overall portfolio stock selection was the main contributor, led by selection in the information technology and consumer discretionary sectors. Furthermore, both sub-advisors Brown Advisory and T. Rowe Price, outperformed the index. A lower relative strength profile (an overweight to stocks exhibiting lower price movement) for the portfolio, relative to the index, also added to performance. Overall portfolio sector allocation hindered performance, led by an approximate average 40 basis points overweight to the energy sector. Stock selection in the consumer staples sector was also a detractor from performance. Additionally, a higher price volatility (experienced more price movement) for the portfolio, relative to the index, hurt performance.

LargeCap S&P 500 Index Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	05/03/1999	1.14%	12.20%	7.01%
Class 2 Shares	05/01/2015	0.92%	11.93%	6.76%

	What contributed to or detracted from Account performance during the fiscal year?

Principal Large-Cap S&P 500 Index Account was in line with the S&P 500 Index. Five of the 10 economic sectors posted positive returns, with the health care and consumer discretionary sectors providing the largest positive returns. Netflix, Amazon.com, and NVIDIA contributed to performance. The materials and energy sectors detracted the most. Chesapeake Energy, Southwestern Energy, and CONSOL Energy detracted from performance.

LargeCap S&P 500 Managed Volatility Index Account

     Investment Advisor: Principal Management Corporation Sub-Advisors: Principal Global Investors, LLC and Spectrum Asset Management, Inc.

Value of a $10,000 Investment* October 31, 2013 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	Inception Date	1-Year	Since Inception
Class 1 Shares	10/31/2013	0.83%	8.01%

What contributed to or detracted from Account performance during the fiscal year?

This investment option employs a passive indexing strategy designed to attempt to track market performance. In addition, the investment option employs an active volatility management strategy which seeks to produce gains regardless of market direction and mitigate volatility. During the year, the account produced positive returns as large-cap equity markets were up slightly. The use of an active volatility management strategy slightly detracted from returns during this period, however the use of an active volatility management strategy decreased risk as measured by standard deviation.

LargeCap Value Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	05/13/1970	-1.09%	11.53%	5.93%
Class 2 Shares	05/01/2015	-1.33%	11.26%	5.67%

	What contributed to or detracted from Account performance during the fiscal year?

An overweight position in Tesoro Corporation contributed as the company beat second quarter 2015 earnings per share (EPS) estimates driven by higher than expected margins in California and the Mid-Continent. An overweight to Kroger contributed as a result of strong identical store sales growth, good cost control, developing consumer loyalty programs, and productivity improvements. An overweight position in Electronic Arts contributed to performance as the console cycle and an increase in digital gaming have been key drivers for growth. An overweight position in Western Digital Corporation, a developer and manufacturer of storage solutions, detracted as a result of the industry continuing to mature and consolidate. An underweight position in General Electric detracted. An overweight to Archer-Daniels-Midland Co. detracted with lower than expected third quarter earnings, led by weak performance in the sweeteners and starches segment. A stronger U.S. dollar coupled with weakening Russian and South American economies provided headwinds for the natural food and beverage division.

MidCap Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	12/18/1987	1.64%	14.75%	10.56%
Class 2 Shares	09/09/2009	1.37%	14.45%	10.26%

	What contributed to or detracted from Account performance during the fiscal year?

Allocation to O'Reilly Automotive contributed as it continues to be well positioned as the average age of vehicles on the road increases. Allocation to Markel, a specialty insurance underwriter focusing on non-standard and hard to place risks, contributed. Allocation to VeriSign, which connects internet users to all .COM and .NET websites, contributed as the number of newly registered .COM and .NET domain names was higher than expected. Allocation to Colfax, a diversified industrial manufacturing company providing gas and fluid handling equipment, as well as welding related products, detracted due to weakness within end markets and the headwind of the strong U.S. dollar. Allocation to Platform Specialty detracted, as end markets for the company's products experienced cyclical weakness in the industrials and agricultural categories and the headwind attributed to the strong U.S. dollar. Allocation to CarMax, the largest used car retailer in the U.S. detracted as a result of same store sales coming in lower than forecasted.

Principal Capital Appreciation Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	1-Year	5-Year	10-Year
Class 1 Shares	2.18%	11.68%	7.76%
Class 2 Shares	1.94%	11.40%	7.50%

	What contributed to or detracted from Account performance during the fiscal year?

Allocation to Starbucks contributed as the company continued to execute well operationally and financially. Allocation to NIKE in the consumer discretionary sector contributed due to earnings growth, with strong sales globally. Allocation to Adobe contributed as a result of execution of its strategic transition to the cloud, subscription growth, and an increase in recurring revenue. Allocation to Franklin Resources detracted due to weaker than expected revenues and net outflows as negative headlines and heightened volatility weighed on asset managers. Allocation to Nordstrom detracted as the retailer experienced a slowdown in sales which increased markdowns and resulted in margin compression. Allocation to Devon Energy detracted as the exploration and production (E&P) company suffered from depressed oil and gas prices.

Principal LifeTime 2010 Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC.

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	1-Year	5-Year	10-Year
Class 1 Shares	-1.17%	5.41%	4.09%

What contributed to or detracted from Account performance during the fiscal year?

Principal LifeTime Accounts invest wholly in the shares of underlying funds.

Outperformance from active managers in the U.S. and non- U.S. equity broad asset classes helped drive positive performance in later-dated funds. Manager selection was a contributor for multiple funds in the large cap space, including the LargeCap Value III Fund (co-sub-advised by Barrow, Hanley, Mewhinney & Straus and Westwood Management) and LargeCap Growth I Fund (co-sub-advised by T. Rowe Price and Brown Advisory). Positive manager performance was also generated by the Diversified International Fund (sub-advised by Principal Global Investors). An overweight to real assets detracted from performance, as the master limited partnership, commodity, and natural resource stock asset classes were negative. In addition to the asset class experiencing poor absolute performance, the Diversified Real Asset Fund (sub-advised by multiple advisors) also detracted from a manager performance standpoint. The Core plus Bond Fund (sub-advised by Principal Global Investors) detracted from a manager performance standpoint. Exposure to the foreign large value asset class had a negative impact on returns as it lagged the broader foreign developed market of the S&P Target Date Indices.

Principal LifeTime 2020 Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC.

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	08/30/2004	-1.13%	6.60%	4.85%
Class 2 Shares	05/01/2015	-1.44%	6.33%	4.62%

	What contributed to or detracted from Account performance during the fiscal year?

Principal LifeTime Accounts invest wholly in the shares of underlying funds.

Outperformance from active managers in the U.S. and non- U.S. equity broad asset classes helped drive positive performance in later-dated funds. Manager selection was a contributor for multiple funds in the large cap space, including the LargeCap Value III Fund (co-sub-advised by Barrow, Hanley, Mewhinney & Straus and Westwood Management) and LargeCap Growth I Fund (co-sub-advised by T. Rowe Price and Brown Advisory). Positive manager performance was also generated by the Diversified International Fund (sub-advised by Principal Global Investors). An overweight to real assets detracted from performance, as the master limited partnership, commodity, and natural resource stock asset classes were negative. In addition to the asset class experiencing poor absolute performance, the Diversified Real Asset Fund (sub-advised by multiple advisors) also detracted from a manager performance standpoint. The Core Plus Bond Fund (sub-advised by Principal Global Investors) detracted from a manager performance standpoint. Exposure to the foreign large value asset class had a negative impact on returns as it lagged the broader foreign developed market of the S&P Target Date Indices.

Principal LifeTime 2030 Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC.

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	08/30/2004	-1.05%	7.13%	4.91%
Class 2 Shares	05/01/2015	-1.30%	6.86%	4.69%

	What contributed to or detracted from Account performance during the fiscal year?

Principal LifeTime Accounts invest wholly in the shares of underlying funds.

Outperformance from active managers in the U.S. and non- U.S. equity broad asset classes helped drive positive performance in later-dated funds. Manager selection was a contributor for multiple funds in the large cap space, including the LargeCap Value III Fund (co-sub-advised by Barrow, Hanley, Mewhinney & Straus and Westwood Management) and LargeCap Growth I Fund (co-sub-advised by T. Rowe Price and Brown Advisory). Positive manager performance was also generated by the Diversified International Fund (sub-advised by Principal Global Investors). An overweight to real assets detracted from performance, as the master limited partnership, commodity, and natural resource stock asset classes were negative. In addition to the asset class experiencing poor absolute performance, the Diversified Real Asset Fund (sub-advised by multiple advisors) also detracted from a manager performance standpoint. The Core Plus Bond Fund (sub-advised by Principal Global Investors) detracted from a manager performance standpoint. Exposure to the foreign large value asset class had a negative impact on returns as it lagged the broader foreign developed market of the S&P Target Date Indices.

Principal LifeTime 2040 Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC.

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	08/30/2004	-0.85%	7.81%	5.18%
Class 2 Shares	05/01/2015	-1.07%	7.56%	4.96%

	What contributed to or detracted from Account performance during the fiscal year?

Principal LifeTime Accounts invest wholly in the shares of underlying funds.

Outperformance from active managers in the U.S. and non- U.S. equity broad asset classes helped drive positive performance in later-dated funds. Manager selection was a contributor for multiple funds in the large cap space, including the LargeCap Value III Fund (co-sub-advised by Barrow, Hanley, Mewhinney & Straus and Westwood Management) and LargeCap Growth I Fund (co-sub-advised by T. Rowe Price and Brown Advisory). Positive manager performance was also generated by the Diversified International Fund (sub-advised by Principal Global Investors). An overweight to real assets detracted from performance, as the master limited partnership, commodity, and natural resource stock asset classes were negative. In addition to the asset class experiencing poor absolute performance, the Diversified Real Asset Fund (sub-advised by multiple advisors) also detracted from a manager performance standpoint. The Core Plus Bond Fund (sub-advised by Principal Global Investors) detracted from a manager performance standpoint. Exposure to the foreign large value asset class had a negative impact on returns as it lagged the broader foreign developed market of the S&P Target Date Indices.

Principal LifeTime 2050 Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC.

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	08/30/2004	-0.69%	7.97%	5.23%
Class 2 Shares	05/01/2015	-0.92%	7.72%	5.00%

	What contributed to or detracted from Account performance during the fiscal year?

Principal LifeTime Accounts invest wholly in the shares of underlying funds.

Outperformance from active managers in the U.S. and non- U.S. equity broad asset classes helped drive positive performance in later-dated funds. Manager selection was a contributor for multiple funds in the large cap space, including the LargeCap Value III Fund (co-sub-advised by Barrow, Hanley, Mewhinney & Straus and Westwood Management) and LargeCap Growth I Fund (co-sub-advised by T. Rowe Price and Brown Advisory). Positive manager performance was also generated by the Diversified International Fund (sub-advised by Principal Global Investors). An overweight to real assets detracted from performance, as the master limited partnership, commodity, and natural resource stock asset classes were negative. In addition to the asset class experiencing poor absolute performance, the Diversified Real Asset Fund (sub-advised by multiple advisors) also detracted from a manager performance standpoint. The Core Plus Bond Fund (sub-advised by Principal Global Investors) detracted from a manager performance standpoint. Exposure to the foreign large value asset class had a negative impact on returns as it lagged the broader foreign developed market of the S&P Target Date Indices.

Principal LifeTime 2060 Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC.

Value of a $10,000 Investment* May 1, 2013 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	Inception Date	1-Year	Since Inception
Class 1 Shares	05/01/2013	-0.75%	7.52%

What contributed to or detracted from Account performance during the fiscal year?

Principal LifeTime Accounts invest wholly in the shares of underlying funds.

Outperformance from active managers in the U.S. and non- U.S. equity broad asset classes helped drive positive performance in later-dated funds. Manager selection was a contributor for multiple funds in the large cap space, including the LargeCap Value III Fund (co-sub-advised by Barrow, Hanley, Mewhinney & Straus and Westwood Management) and LargeCap Growth I Fund (co-sub-advised by T. Rowe Price and Brown Advisory). Positive manager performance was also generated by the Diversified International Fund (sub-advised by Principal Global Investors). An overweight to real assets detracted from performance, as the master limited partnership, commodity, and natural resource stock asset classes were negative. In addition to the asset class experiencing poor absolute performance, the Diversified Real Asset Fund (sub-advised by multiple advisors) also detracted from a manager performance standpoint. The Core Plus Bond Fund (sub-advised by Principal Global Investors) detracted from a manager performance standpoint. Exposure to the foreign large value asset class had a negative impact on returns as it lagged the broader foreign developed market of the S&P Target Date Indices.

Principal LifeTime Strategic Income Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC.

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	1-Year	5-Year	10-Year
Class 1 Shares	-0.95%	4.33%	3.43%

What contributed to or detracted from Account performance during the fiscal year?

Principal LifeTime Accounts invest wholly in the shares of underlying funds.

Outperformance from active managers in the U.S. and non- U.S. equity broad asset classes helped drive positive performance in later-dated funds. Manager selection was a contributor for multiple funds in the large cap space, including the LargeCap Value III Fund (co-sub-advised by Barrow, Hanley, Mewhinney & Straus and Westwood Management) and LargeCap Growth I Fund (co-sub-advised by T. Rowe Price and Brown Advisory). Positive manager performance was also generated by the Diversified International Fund (sub-advised by Principal Global Investors). An overweight to real assets detracted from performance, as the master limited partnership, commodity, and natural resource stock asset classes were negative. In addition to the asset class experiencing poor absolute performance, the Diversified Real Asset Fund (sub-advised by multiple advisors) also detracted from a manager performance standpoint. The Core Plus Bond Fund (sub-advised by Principal Global Investors) detracted from a manager performance standpoint. Exposure to the foreign large value asset class had a negative impact on returns as it lagged the broader foreign developed market of the S&P Target Date Indices

Real Estate Securities Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Real Estate Investors, LLC.

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	05/01/1998	4.21%	12.96%	8.45%
Class 2 Shares	01/08/2007	4.00%	12.69%	8.18%

	What contributed to or detracted from Account performance during the fiscal year?

Overweight to Public Storage contributed due to strong self-storage fundamentals driven by improving pricing power, limited new supply, accretive external opportunities, and its ability to handle rising interest rates due to its shorter lease duration. An overweight to CubeSmart contributed due to more room for occupancy gain, better portfolio quality, and more needle-moving external opportunities. Allocation to Essex Property Trust contributed as apartment fundamentals remained solid in 2015, driven by controllable new supply, robust job growth, rising household formations, and tighter credit standards pushing people to rental markets. Overweight to Pebblebrook Hotel Trust detracted due to weakening demand from transient travelers and overseas visitors. Overweight to Host Hotels & Resorts, Inc. was a top detractor as the company is facing the threat of companies like Airbnb pulling demand away from the sector. Lack of allocation to UDR Inc. was a top detractor due to improving market reaction towards special activities including a two year business plan, a west coast joint venture, and pick up in assets in the District of Columbia.

SAM Balanced Portfolio

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	1-Year	5-Year	10-Year
Class 1 Shares	-0.81%	7.26%	5.89%
Class 2 Shares	-1.08%	6.98%	5.63%

	What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

Strong security selection in large cap growth equities was the largest contributor to performance. Strong security selection in international emerging market equities aided performance. Strong security selection in mid cap growth equities contributed to performance. Strategic allocation to international emerging market equities was the largest detractor, as those equities lagged U.S. and international developed market equities in part due to global growth concerns and continued pressure on commodity prices. Security selection in large cap value equities detracted from performance. Strategic and tactical underweight to large cap growth equities, which outperformed other equity asset classes, detracted from performance.

SAM Conservative Balanced Portfolio

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	1-Year	5-Year	10-Year
Class 1 Shares	-0.78%	5.98%	5.53%
Class 2 Shares	-0.93%	5.71%	5.27%

	What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

Strong security selection in large cap growth equities was the largest contributor. Strong security selection in investment grade corporate bonds contributed to performance. Strong security selection in mid cap value equities aided performance. Strategic and tactical allocation to high yield bonds detracted as they underperformed other fixed-income assets in part due to global growth concerns, low oil prices, and liquidity concerns. Strategic allocation to international emerging market equities hindered performance, as those equities lagged U.S. and international developed market equities, in part due to global growth concerns and continued pressure on commodity prices. Security selection in large cap value equities detracted from performance.

SAM Conservative Growth Portfolio

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	1-Year	5-Year	10-Year
Class 1 Shares	-1.09%	8.25%	5.85%
Class 2 Shares	-1.34%	7.99%	5.59%

	What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

Strong security selection in large cap growth equities was the largest contributor to performance. Strong security selection in international emerging market equities aided performance. Strong security selection in mid cap growth equities contributed to performance. Strategic allocation to international emerging market equities was the largest detractor, as those equities lagged U.S. and international developed market equities, in part due to global growth concerns and continued pressure on commodity prices. Security selection in large cap value equities detracted from performance. Strategic and tactical allocation to master limited partnerships (MLPs) detracted in part due to low oil prices and liquidity concerns.

SAM Flexible Income Portfolio

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	1-Year	5-Year	10-Year
Class 1 Shares	-1.31%	5.22%	5.27%
Class 2 Shares	-1.55%	4.96%	5.01%

	What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

Strong security selection in investment-grade corporate bonds was the largest contributor to performance. Strong security selection in large cap growth equities contributed to performance. Security selection in high yield bonds aided performance. Strategic and tactical allocation to high yield bonds detracted the most as they underperformed other fixed-income assets due in part to global growth concerns, low oil prices and liquidity concerns. Strategic and tactical allocation to master limited partnerships (MLPs) detracted in part due to low oil prices and liquidity concerns. Strategic allocation to international emerging market equities hindered performance, as those equities lagged U.S. and international developed market equities in part due to global growth concerns and continued pressure on commodity prices.

SAM Strategic Growth Portfolio

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	1-Year	5-Year	10-Year
Class 1 Shares	-1.62%	9.07%	5.91%
Class 2 Shares	-1.87%	8.79%	5.65%

	What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

Strong security selection in large cap growth equities was the largest positive contributor. Strong security selection in international emerging market equities aided performance. Strong security selection in mid cap value equities aided performance. Strategic allocation to international emerging market equities was the largest detractor, as those equities lagged U.S. and international developed market equities, in part due to global growth concerns and continued pressure on commodity prices. Security selection in large cap value equities detracted. Strategic and tactical underweight in large cap growth equities, which outperformed other equity asset classes, detracted.

Short-Term Income Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	1-Year	5-Year	10-Year
Class 1 Shares	0.71%	1.98%	3.22%
Class 2 Shares	0.59%	1.69%	2.95%

	What contributed to or detracted from Account performance during the fiscal year?

Issue selection in U.S. government agency debt aided performance. Issue selection in the insurance sector contributed to performance. An allocation to non-agency mortgage-backed securities aided performance. An underweight to and issue selection in the banking sector was the largest detractor from performance. Issue selection in the energy sector detracted from performance. An allocation to student loan asset-backed securities detracted from performance.

SmallCap Blend Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	05/01/1998	-0.10%	11.85%	6.78%
Class 2 Shares	02/17/2015	-0.35%	11.58%	6.52%

	What contributed to or detracted from Account performance during the fiscal year?

Allocation to Manhattan Associates, which provides retailers and wholesalers with software systems for supply-chain management, contributed. Allocation to PRA Health Sciences, a firm that conducts clinical trials for the biotechnology and pharmaceutical industries, contributed due to solid bookings for new business and improving operating margins. Allocation to Prestige Brands Holdings, which markets over-the-counter health and personal care products, contributed as the company continued to produce better-than-expected operating results and made acquisitions of smaller companies that were well received by the market. Allocation to Office Depot, the office product retailer, detracted as a result of the Federal Trade Commission's decision to block a proposed merger with rival Staples. Allocation to DeVry Education Group, a leading provider of for-profit educational services, detracted as a result of decelerating student enrollments. Allocation to TerraForm Global, which owns wind and solar power generation facilities operated under long-term contracts with utilities, detracted as investor sentiment turned sharply negative for the industry amid fears that rising capital costs would diminish growth prospects for all companies.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

		Bond &
		Mortgage
	Balanced	Securities	Bond Market
Amounts in thousands, except per share amounts	Account	Account	Index Account
Investment in securities--at cost	$43,203	$320,332	$2,118,519
Assets
Investment in securities--at value	$45,618	$313,460	$2,106,778
Cash	1	9	78
Deposits with counterparty	–	–	166
Receivables:
Dividends and interest	136	1,985	10,876
Fund shares sold	3	1,765	205
Investment securities sold	7	802	25,508
Variation margin on financial derivative instruments	–	47	–
Total Assets	45,765	318,068	2,143,611
Liabilities
Accrued management and investment advisory fees	23	113	414
Accrued directors' expenses	–	1	7
Accrued other expenses	10	11	17
Payables:
Fund shares redeemed	8	35	4,753
Investment securities purchased	1,470	27,835	200,765
Variation margin on financial derivative instruments	–	13	–
Total Liabilities	1,511	28,008	205,956
Net Assets Applicable to Outstanding Shares	$44,254	$290,060	$1,937,655

Net Assets Consist of:
Capital shares and additional paid-in-capital	$38,728	$324,462	$1,919,120
Accumulated undistributed (overdistributed) net investment income (loss)	844	8,641	37,263
Accumulated undistributed (overdistributed) net realized gain (loss)	2,267	(36,253)	(6,987)
Net unrealized appreciation (depreciation) of investments	2,415	(6,790)	(11,741)
Total Net Assets	$44,254	$290,060	$1,937,655
Capital Stock (par value: $.01 per share):
Shares authorized	100,000	300,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$44,254	$290,032	$1,937,655
Shares issued and outstanding	2,500	26,237	189,930
Net Asset Value per share	$17.70	$11.05	$10.20
Class 2: Net Assets	N/A	$28	N/A
Shares issued and outstanding		3
Net Asset Value per share		$11.03

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

		Diversified
		Balanced
	Diversified	Managed
	Balanced	Volatility	Diversified
Amounts in thousands, except per share amounts	Account	Account	Growth Account
Investment in affiliated Accounts--at cost	$899,881	$139,933	$2,846,695
Assets
Investment in affiliated Accounts--at value	$1,031,384	$138,426	$3,202,329
Receivables:
Fund shares sold	–	309	–
Investment securities sold	3,413	–	8,581
Total Assets	1,034,797	138,735	3,210,910
Liabilities
Accrued management and investment advisory fees	44	7	136
Accrued distribution fees	220	29	681
Accrued directors' expenses	4	1	10
Accrued other expenses	5	5	6
Payables:
Fund shares redeemed	3,413	60	8,582
Investment securities purchased	–	249	–
Total Liabilities	3,686	351	9,415
Net Assets Applicable to Outstanding Shares	$1,031,111	$138,384	$3,201,495

Net Assets Consist of:
Capital shares and additional paid-in-capital	$876,189	$137,943	$2,765,209
Accumulated undistributed (overdistributed) net investment income (loss)	13,374	1,064	42,283
Accumulated undistributed (overdistributed) net realized gain (loss)	10,045	884	38,369
Net unrealized appreciation (depreciation) of investments	131,503	(1,507)	355,634
Total Net Assets	$1,031,111	$138,384	$3,201,495
Capital Stock (par value: $.01 per share):
Shares authorized	250,000	200,000	300,000
Net Asset Value Per Share:
Class 2: Net Assets	$1,031,111	$138,384	$3,201,495
Shares issued and outstanding	73,069	12,908	212,352
Net Asset Value per share	$14.11	$10.72	$15.08

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

	Diversified
	Growth Managed		Diversified
	Volatility	Diversified	International
Amounts in thousands, except per share amounts	Account	Income Account	Account
Investment in securities--at cost	$–	$–	$248,843
Investment in affiliated Accounts--at cost	$256,146	$190,850	$–
Foreign currency--at cost	$–	$–	$9
Assets
Investment in securities--at value	$–	$–	$273,903
Investment in affiliated Accounts--at value	252,681	198,818	–
Foreign currency--at value	–	–	8
Receivables:
Dividends and interest	–	–	1,018
Fund shares sold	–	114	129
Investment securities sold	123	–	–
Total Assets	252,804	198,932	275,058
Liabilities
Accrued management and investment advisory fees	11	8	197
Accrued distribution fees	53	42	–
Accrued custodian fees	–	–	33
Accrued directors' expenses	1	1	1
Accrued other expenses	5	5	3
Payables:
Deferred foreign tax	–	–	27
Fund shares redeemed	123	15	137
Investment securities purchased	–	99	–
Total Liabilities	193	170	398
Net Assets Applicable to Outstanding Shares	$252,611	$198,762	$274,660

Net Assets Consist of:
Capital shares and additional paid-in-capital	$252,316	$187,198	$342,154
Accumulated undistributed (overdistributed) net investment income (loss)	1,716	2,297	5,527
Accumulated undistributed (overdistributed) net realized gain (loss)	2,044	1,299	(97,930)
Net unrealized appreciation (depreciation) of investments	(3,465)	7,968	25,033
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	–	–	(124)
Total Net Assets	$252,611	$198,762	$274,660
Capital Stock (par value: $.01 per share):
Shares authorized	200,000	50,000	300,000
Net Asset Value Per Share:
Class 1: Net Assets	N/A	N/A	$273,300
Shares issued and outstanding			19,982
Net Asset Value per share			$13.68
Class 2: Net Assets	$252,611	$198,762	$1,360
Shares issued and outstanding	23,414	16,747	99
Net Asset Value per share	$10.79	$11.87	$13.78

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

		Government &
	Equity	High Quality
Amounts in thousands, except per share amounts	Income Account	Bond Account	Income Account
Investment in securities--at cost	$357,581	$289,739	$254,574
Assets
Investment in securities--at value	$536,582	$286,869	$256,309
Receivables:
Dividends and interest	1,566	1,449	2,391
Fund shares sold	197	553	15
Investment securities sold	1,932	–	–
Total Assets	540,277	288,871	258,715
Liabilities
Accrued management and investment advisory fees	226	123	110
Accrued distribution fees	5	–	–
Accrued directors' expenses	2	1	1
Accrued other expenses	16	7	6
Cash overdraft	–	–	11
Payables:
Fund shares redeemed	1,828	244	373
Investment securities purchased	1,859	–	1,018
Total Liabilities	3,936	375	1,519
Net Assets Applicable to Outstanding Shares	$536,341	$288,496	$257,196

Net Assets Consist of:
Capital shares and additional paid-in-capital	$316,703	$304,953	$248,139
Accumulated undistributed (overdistributed) net investment income (loss)	17,695	9,104	9,295
Accumulated undistributed (overdistributed) net realized gain (loss)	22,942	(22,691)	(1,973)
Net unrealized appreciation (depreciation) of investments	179,001	(2,870)	1,735
Total Net Assets	$536,341	$288,496	$257,196
Capital Stock (par value: $.01 per share):
Shares authorized	200,000	200,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$513,126	$286,659	$254,751
Shares issued and outstanding	23,682	28,210	24,889
Net Asset Value per share	$21.67	$10.16	$10.24
Class 2: Net Assets	$23,215	$1,837	$2,445
Shares issued and outstanding	1,079	181	240
Net Asset Value per share	$21.52	$10.17	$10.20

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

	International		LargeCap
	Emerging	LargeCap	Growth
Amounts in thousands, except per share amounts	Markets Account	Growth Account	Account I
Investment in securities--at cost	$89,861	$92,114	$189,866
Foreign currency--at cost	$7	$–	$–
Assets
Investment in securities--at value	$85,388	$119,665	$252,238
Foreign currency--at value	7	–	–
Cash	–	–	132
Deposits with counterparty	–	–	530
Receivables:
Dividends and interest	161	60	128
Expense reimbursement from Manager	–	–	4
Fund shares sold	47	33	154
Investment securities sold	–	–	247
Total Assets	85,603	119,758	253,433
Liabilities
Accrued management and investment advisory fees	93	70	163
Accrued custodian fees	23	–	–
Accrued directors' expenses	–	–	1
Accrued other expenses	1	5	10
Payables:
Fund shares redeemed	11	208	48
Investment securities purchased	–	–	230
Variation margin on financial derivative instruments	–	–	94
Total Liabilities	128	283	546
Net Assets Applicable to Outstanding Shares	$85,475	$119,475	$252,887

Net Assets Consist of:
Capital shares and additional paid-in-capital	$113,983	$104,011	$171,265
Accumulated undistributed (overdistributed) net investment income (loss)	997	285	–
Accumulated undistributed (overdistributed) net realized gain (loss)	(25,030)	(12,372)	19,283
Net unrealized appreciation (depreciation) of investments	(4,473)	27,551	62,339
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	(2)	–	–
Total Net Assets	$85,475	$119,475	$252,887
Capital Stock (par value: $.01 per share):
Shares authorized	200,000	300,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$85,434	$118,385	$252,386
Shares issued and outstanding	6,632	4,590	9,584
Net Asset Value per share	$12.88	$25.79	$26.33
Class 2: Net Assets	$41	$1,090	$501
Shares issued and outstanding	3	43	19
Net Asset Value per share	$12.86	$25.69	$26.29

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

		LargeCap S&P
	LargeCap	500 Managed
	S&P 500 Index	Volatility	LargeCap
Amounts in thousands, except per share amounts	Account	Index Account	Value Account
Investment in securities--at cost	$1,551,606	$160,806	$138,649
Assets
Investment in securities--at value	$2,037,248	$165,449	$152,819
Cash	7	–	–
Deposits with counterparty	–	100	–
Receivables:
Dividends and interest	2,668	198	168
Fund shares sold	234	87	30
Investment securities sold	–	–	243
Total Assets	2,040,157	165,834	153,260
Liabilities
Accrued management and investment advisory fees	432	61	78
Accrued directors' expenses	7	1	1
Accrued other expenses	9	8	6
Payables:
Fund shares redeemed	5,445	55	95
Investment securities purchased	252	3,627	–
Options and swaptions contracts written (premiums received $0, $355 and $0)	–	411	–
Variation margin on financial derivative instruments	392	17	–
Total Liabilities	6,537	4,180	180
Net Assets Applicable to Outstanding Shares	$2,033,620	$161,654	$153,080

Net Assets Consist of:
Capital shares and additional paid-in-capital	$1,470,742	$157,401	$132,143
Accumulated undistributed (overdistributed) net investment income (loss)	36,398	1,975	2,630
Accumulated undistributed (overdistributed) net realized gain (loss)	40,597	(2,297)	4,137
Net unrealized appreciation (depreciation) of investments	485,883	4,575	14,170
Total Net Assets	$2,033,620	$161,654	$153,080
Capital Stock (par value: $.01 per share):
Shares authorized	300,000	100,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$2,033,459	$161,654	$153,060
Shares issued and outstanding	141,111	14,344	5,243
Net Asset Value per share	$14.41	$11.27	$29.19
Class 2: Net Assets	$161	N/A	$20
Shares issued and outstanding	11		1
Net Asset Value per share	$14.39		$29.14

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

		Money	Multi-Asset
Amounts in thousands, except per share amounts and Multi-Asset Income Account	MidCap Account	Market Account	Income Account
Investment in securities--at cost	$458,245	$285,266	$–
Investment in affiliated Accounts--at cost	$–	$–	$20,579
Assets
Investment in securities--at value	$631,660	$285,266	$–
Investment in affiliated Accounts--at value	–	–	19,499
Cash	208	21	–
Receivables:
Dividends and interest	260	13	28
Expense reimbursement from Manager	–	41	2,753
Fund shares sold	34	141	–
Investment securities sold	2,619	–	–
Total Assets	634,781	285,482	22,280
Liabilities
Accrued management and investment advisory fees	286	107	3
Accrued distribution fees	3	–	10
Accrued directors' expenses	2	1	4
Accrued professional fees	–	–	2,800
Accrued other expenses	7	10	7
Payables:
Fund shares redeemed	844	389	–
Investment securities purchased	959	–	28
Total Liabilities	2,101	507	2,852
Net Assets Applicable to Outstanding Shares	$632,680	$284,975	$19,428

Net Assets Consist of:
Capital shares and additional paid-in-capital	$355,635	$284,983	$19,994
Accumulated undistributed (overdistributed) net investment income (loss)	3,426	–	472
Accumulated undistributed (overdistributed) net realized gain (loss)	100,204	(8)	42
Net unrealized appreciation (depreciation) of investments	173,415	–	(1,080)
Total Net Assets	$632,680	$284,975	$19,428
Capital Stock (par value: $.01 per share):
Shares authorized	105,000	1,500,000	200,000,000
Net Asset Value Per Share:
Class 1: Net Assets	$617,437	$283,094	$9,719
Shares issued and outstanding	11,178	283,103	1,000
Net Asset Value per share	$55.24	$1.00	$9.72
Class 2: Net Assets	$15,243	$1,881	$9,709
Shares issued and outstanding	277	1,881	1,000
Net Asset Value per share	$54.97	$1.00	$9.71

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

	Principal Capital	Principal	Principal
	Appreciation	LifeTime 2010	LifeTime 2020
Amounts in thousands, except per share amounts	Account	Account	Account
Investment in securities--at cost	$130,215	$ –	$ –
Investment in affiliated Accounts--at cost	$–	$40,834	$191,966
Assets
Investment in securities--at value	$162,549	$ –	$ –
Investment in affiliated Accounts--at value	–	41,138	191,023
Cash	6	–	–
Receivables:
Dividends and interest	260	–	–
Fund shares sold	1	22	95
Investment securities sold	1,655	26	–
Total Assets	164,471	41,186	191,118
Liabilities
Accrued management and investment advisory fees	88	1	5
Accrued distribution fees	2	–	–
Accrued directors' expenses	1	–	1
Accrued professional fees	–	5	5
Accrued other expenses	13	–	–
Payables:
Fund shares redeemed	1,405	48	67
Investment securities purchased	713	–	28
Total Liabilities	2,222	54	106
Net Assets Applicable to Outstanding Shares	$162,249	$41,132	$191,012

Net Assets Consist of:
Capital shares and additional paid-in-capital	$128,201	$39,729	$181,862
Accumulated undistributed (overdistributed) net investment income (loss)	1,745	900	3,659
Accumulated undistributed (overdistributed) net realized gain (loss)	(31)	199	6,434
Net unrealized appreciation (depreciation) of investments	32,334	304	(943)
Total Net Assets	$162,249	$41,132	$191,012
Capital Stock (par value: $.01 per share):
Shares authorized	200,000	100,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$154,732	$41,132	$190,987
Shares issued and outstanding	6,922	3,377	15,112
Net Asset Value per share	$22.35	$12.18	$12.64
Class 2: Net Assets	$7,517	N/A	$25
Shares issued and outstanding	339		2
Net Asset Value per share	$22.14		$12.61

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

	Principal	Principal	Principal
	LifeTime 2030	LifeTime 2040	LifeTime 2050
Amounts in thousands, except per share amounts	Account	Account	Account
Investment in affiliated Accounts--at cost	$116,578	$46,134	$23,662
Assets
Investment in affiliated Accounts--at value	$116,726	$45,277	$23,543
Receivables:
Dividends and interest	–	5	2
Fund shares sold	109	81	26
Investment securities sold	3	–	–
Total Assets	116,838	45,363	23,571
Liabilities
Accrued management and investment advisory fees	3	1	1
Accrued directors' expenses	1	–	–
Accrued professional fees	–	5	5
Accrued other expenses	5	–	–
Payables:
Fund shares redeemed	112	1	–
Investment securities purchased	–	85	28
Total Liabilities	121	92	34
Net Assets Applicable to Outstanding Shares	$116,717	$45,271	$23,537

Net Assets Consist of:
Capital shares and additional paid-in-capital	$109,755	$43,669	$22,268
Accumulated undistributed (overdistributed) net investment income (loss)	1,988	690	339
Accumulated undistributed (overdistributed) net realized gain (loss)	4,826	1,769	1,049
Net unrealized appreciation (depreciation) of investments	148	(857)	(119)
Total Net Assets	$116,717	$45,271	$23,537
Capital Stock (par value: $.01 per share):
Shares authorized	200,000	200,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$116,691	$45,261	$23,502
Shares issued and outstanding	10,190	3,346	1,798
Net Asset Value per share	$11.45	$13.53	$13.07
Class 2: Net Assets	$26	$10	$35
Shares issued and outstanding	2	1	3
Net Asset Value per share	$11.43	$13.51	$13.05

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

		Principal
	Principal	LifeTime	Real Estate
	LifeTime 2060	Strategic Income	Securities
Amounts in thousands, except per share amounts	Account	Account	Account
Investment in securities--at cost	$–	$ –	$115,252
Investment in affiliated Accounts--at cost	$2,245	$24,172	$–
Assets
Investment in securities--at value	$–	$ –	$160,244
Investment in affiliated Accounts--at value	2,102	24,457	–
Receivables:
Dividends and interest	–	–	909
Expense reimbursement from Manager	1	–	–
Fund shares sold	3	24	129
Investment securities sold	–	8	596
Total Assets	2,106	24,489	161,878
Liabilities
Accrued management and investment advisory fees	–	1	119
Accrued directors' expenses	–	–	1
Accrued professional fees	5	4	–
Accrued other expenses	–	–	6
Payables:
Fund shares redeemed	–	32	44
Investment securities purchased	4	–	422
Total Liabilities	9	37	592
Net Assets Applicable to Outstanding Shares	$2,097	$24,452	$161,286

Net Assets Consist of:
Capital shares and additional paid-in-capital	$2,132	$23,693	$100,287
Accumulated undistributed (overdistributed) net investment income (loss)	28	625	2,560
Accumulated undistributed (overdistributed) net realized gain (loss)	80	(151)	13,447
Net unrealized appreciation (depreciation) of investments	(143)	285	44,992
Total Net Assets	$2,097	$24,452	$161,286
Capital Stock (par value: $.01 per share):
Shares authorized	100,000	100,000	300,000
Net Asset Value Per Share:
Class 1: Net Assets	$2,097	$24,452	$159,292
Shares issued and outstanding	178	2,193	7,174
Net Asset Value per share	$11.75	$11.15	$22.20
Class 2: Net Assets	N/A	N/A	$1,994
Shares issued and outstanding			89
Net Asset Value per share			$22.29

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

		SAM
		Conservative	SAM
	SAM Balanced	Balanced	Conservative
Amounts in thousands, except per share amounts	Portfolio	Portfolio	Growth Portfolio
Investment in affiliated Accounts--at cost	$776,265	$203,619	$284,583
Assets
Investment in affiliated Accounts--at value	$829,639	$211,409	$297,823
Receivables:
Dividends and interest	251	119	25
Fund shares sold	188	14	124
Investment securities sold	1,073	483	12
Total Assets	831,151	212,025	297,984
Liabilities
Accrued management and investment advisory fees	162	41	58
Accrued distribution fees	21	4	22
Accrued directors' expenses	3	–	1
Accrued other expenses	5	5	5
Payables:
Fund shares redeemed	1,261	497	136
Investment securities purchased	251	119	25
Total Liabilities	1,703	666	247
Net Assets Applicable to Outstanding Shares	$829,448	$211,359	$297,737

Net Assets Consist of:
Capital shares and additional paid-in-capital	$715,286	$193,075	$266,152
Accumulated undistributed (overdistributed) net investment income (loss)	16,475	5,188	4,017
Accumulated undistributed (overdistributed) net realized gain (loss)	44,313	5,306	14,328
Net unrealized appreciation (depreciation) of investments	53,374	7,790	13,240
Total Net Assets	$829,448	$211,359	$297,737
Capital Stock (par value: $.01 per share):
Shares authorized	300,000	200,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$732,937	$193,585	$193,966
Shares issued and outstanding	49,911	16,800	11,264
Net Asset Value per share	$14.69	$11.52	$17.22
Class 2: Net Assets	$96,511	$17,774	$103,771
Shares issued and outstanding	6,632	1,558	6,096
Net Asset Value per share	$14.55	$11.41	$17.02

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

	SAM Flexible	SAM Strategic	Short-Term
Amounts in thousands, except per share amounts	Income Portfolio	Growth Portfolio	Income Account
Investment in securities--at cost	$–	$–	$160,704
Investment in affiliated Accounts--at cost	$213,360	$234,550	$–
Assets
Investment in securities--at value	$–	$–	$159,724
Investment in affiliated Accounts--at value	221,990	238,075	–
Cash	–	–	9
Receivables:
Dividends and interest	192	–	837
Expense reimbursement from Manager	–	–	1
Fund shares sold	16	87	1,839
Investment securities sold	352	–	–
Total Assets	222,550	238,162	162,410
Liabilities
Accrued management and investment advisory fees	43	46	70
Accrued distribution fees	4	20	–
Accrued directors' expenses	1	1	1
Accrued professional fees	–	–	5
Accrued other expenses	5	5	2
Payables:
Fund shares redeemed	368	13	14
Investment securities purchased	193	75	–
Total Liabilities	614	160	92
Net Assets Applicable to Outstanding Shares	$221,936	$238,002	$162,318

Net Assets Consist of:
Capital shares and additional paid-in-capital	$204,799	$219,612	$176,649
Accumulated undistributed (overdistributed) net investment income (loss)	7,073	3,231	3,580
Accumulated undistributed (overdistributed) net realized gain (loss)	1,434	11,634	(16,931)
Net unrealized appreciation (depreciation) of investments	8,630	3,525	(980)
Total Net Assets	$221,936	$238,002	$162,318
Capital Stock (par value: $.01 per share):
Shares authorized	200,000	200,000	400,000
Net Asset Value Per Share:
Class 1: Net Assets	$200,828	$142,227	$160,833
Shares issued and outstanding	16,366	7,607	63,361
Net Asset Value per share	$12.27	$18.70	$2.54
Class 2: Net Assets	$21,108	$95,775	$1,485
Shares issued and outstanding	1,734	5,176	588
Net Asset Value per share	$12.17	$18.50	$2.53

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

		SmallCap
Amounts in thousands, except per share amounts		Blend Account
Investment in securities--at cost		$209,961
Assets
Investment in securities--at value		$209,763
Receivables:
Dividends and interest		221
Fund shares sold		278
	Total Assets	210,262
Liabilities
Accrued management and investment advisory fees		149
Accrued distribution fees		1
Accrued directors' expenses		1
Accrued professional fees		18
Accrued other expenses		2
Cash overdraft		1
Payables:
Fund shares redeemed		1
Investment securities purchased		222
	Total Liabilities	395
Net Assets Applicable to Outstanding Shares		$209,867

Net Assets Consist of:
Capital shares and additional paid-in-capital		$201,193
Accumulated undistributed (overdistributed) net investment income (loss)		599
Accumulated undistributed (overdistributed) net realized gain (loss)		8,273
Net unrealized appreciation (depreciation) of investments		(198)
	Total Net Assets	$209,867
Capital Stock (par value: $.01 per share):
Shares authorized		200,000
Net Asset Value Per Share:
Class 1: Net Assets		$205,344
Shares issued and outstanding		15,159
Net Asset Value per share		$13.55
Class 2: Net Assets		$4,523
Shares issued and outstanding		334
Net Asset Value per share		$13.52

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2015

		Bond & Mortgage
		Securities	Bond Market
Amounts in thousands	Balanced Account	Account(a)	Index Account
Net Investment Income (Loss)
Income:
Dividends	$603	$85	$–
Withholding tax	(7)	–	–
Interest	546	9,981	37,570
Total Income	1,142	10,066	37,570
Expenses:
Management and investment advisory fees	288	1,383	4,635
Custodian fees	20	21	44
Directors' expenses	3	8	35
Professional fees	4	3	3
Other expenses	–	1	3
Total Expenses	315	1,416	4,720
Net Investment Income (Loss)	827	8,650	32,850

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	2,314	(1,158)	2,743
Futures contracts	5	(72)	–
Short sales	–	–	(26)
Swap agreements	–	(369)	–
Change in unrealized appreciation/depreciation of:
Investments	(2,899)	(8,052)	(33,768)
Futures contracts	–	31	–
Swap agreements	–	(2)	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	(580)	(9,622)	(31,051)
Net Increase (Decrease) in Net Assets Resulting from Operations	$247	$(972)	$1,799

(a) Class 2 shares commenced operations on May 1, 2015.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2015

		Diversified
	Diversified	Balanced Managed	Diversified Growth
Amounts in thousands	Balanced Account	Volatility Account	Account
Net Investment Income (Loss)
Income:
Dividends from affiliated Accounts	$16,518	$1,427	$51,610
Total Income	16,518	1,427	51,610
Expenses:
Management and investment advisory fees	519	59	1,543
Distribution Fees - Class 2	2,592	296	7,717
Directors' expenses	21	4	56
Professional fees	3	3	3
Other expenses	2	–	6
Total Expenses	3,137	362	9,325
Net Investment Income (Loss)	13,381	1,065	42,285

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions in affiliated Accounts	427	(1)	367
Capital gain distribution received from affiliated Accounts	9,773	886	38,359
Change in unrealized appreciation/depreciation of:
Investments in affiliated Accounts	(22,094)	(2,470)	(79,942)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	(11,894)	(1,585)	(41,216)
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,487	$(520)	$1,069

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2015

	Diversified		Diversified
	Growth Managed	Diversified	International
Amounts in thousands	Volatility Account	Income Account	Account
Net Investment Income (Loss)
Income:
Dividends from affiliated Accounts	$2,356	$2,859	$–
Dividends	–	–	10,745
Withholding tax	–	–	(1,176)
Total Income	2,356	2,859	9,569
Expenses:
Management and investment advisory fees	105	92	2,979
Distribution Fees - Class 2	524	460	3
Custodian fees	–	–	117
Directors' expenses	6	6	9
Professional fees	3	3	33
Other expenses	–	–	3
Total Expenses	638	561	3,144
Net Investment Income (Loss)	1,718	2,298	6,425

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	–	–	30,655
Investment transactions in affiliated Accounts	(1)	23	–
Foreign currency transactions	–	–	(367)
Capital gain distribution received from affiliated Accounts	2,050	1,310	–
Change in unrealized appreciation/depreciation of:
Investments (net of deferred foreign tax payable of $0, $0 and $27, respectively)	–	–	(32,638)
Investments in affiliated Accounts	(5,003)	(3,561)	–
Translation of assets and liabilities in foreign currencies	–	–	(33)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	(2,954)	(2,228)	(2,383)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,236)	$70	$4,042

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2015

		Government &
	Equity	High Quality
Amounts in thousands	Income Account	Bond Account	Income Account
Net Investment Income (Loss)
Income:
Dividends	$18,101	$–	$–
Withholding tax	(248)	–	–
Interest	2	9,499	11,263
Total Income	17,855	9,499	11,263
Expenses:
Management and investment advisory fees	2,854	1,522	1,364
Distribution Fees - Class 2	62	4	7
Custodian fees	20	5	3
Directors' expenses	12	8	7
Professional fees	3	3	3
Other expenses	1	1	1
Total Expenses	2,952	1,543	1,385
Net Investment Income (Loss)	14,903	7,956	9,878

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	28,857	1,203	2,468
Foreign currency transactions	(5)	–	–
Change in unrealized appreciation/depreciation of:
Investments	(66,010)	(6,505)	(14,058)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	(37,158)	(5,302)	(11,590)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(22,255)	$2,654	$(1,712)

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2015

	International
	Emerging Markets	LargeCap	LargeCap
Amounts in thousands	Account(a)	Growth Account	Growth Account I(a)
Net Investment Income (Loss)
Income:
Dividends	$2,840	$1,139	$2,044
Withholding tax	(316)	(1)	(2)
Interest	–	–	2
Total Income	2,524	1,138	2,044
Expenses:
Management and investment advisory fees	1,236	841	1,873
Distribution Fees - Class 2	–	2	–
Custodian fees	94	2	20
Directors' expenses	4	5	7
Professional fees	24	3	3
Total Gross Expenses	1,358	853	1,903
Less: Reimbursement from Manager	–	–	39
Total Net Expenses	1,358	853	1,864
Net Investment Income (Loss)	1,166	285	180

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	(6,205)	4,953	20,250
Foreign currency transactions	(171)	–	–
Futures contracts	–	–	129
Change in unrealized appreciation/depreciation of:
Investments	(8,518)	862	(2,301)
Futures contracts	–	–	(92)
Translation of assets and liabilities in foreign currencies	2	–	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	(14,892)	5,815	17,986
Net Increase (Decrease) in Net Assets Resulting from Operations	$(13,726)	$6,100	$18,166

(a) Class 2 shares commenced operations on May 1, 2015.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2015

		LargeCap S&P 500
	LargeCap S&P 500	Managed Volatility	LargeCap
Amounts in thousands	Index Account(a)	Index Account	Value Account(a)
Net Investment Income (Loss)
Income:
Dividends	$41,229	$2,607	$3,647
Withholding tax	(3)	–	–
Interest	8	3	–
Total Income	41,234	2,610	3,647
Expenses:
Management and investment advisory fees	4,961	611	967
Custodian fees	12	13	3
Directors' expenses	37	5	5
Professional fees	3	3	3
Other expenses	25	2	–
Total Expenses	5,038	634	978
Net Investment Income (Loss)	36,196	1,976	2,669

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	53,640	(3,254)	4,233
Futures contracts	(22)	138	76
Options and swaptions	–	3,619	–
Change in unrealized appreciation/depreciation of:
Investments	(61,175)	(1,167)	(8,615)
Futures contracts	(544)	(43)	(78)
Options and swaptions	–	10	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	(8,101)	(697)	(4,384)
Net Increase (Decrease) in Net Assets Resulting from Operations	$28,095	$1,279	$(1,715)

(a) Class 2 shares commenced operations on May 1, 2015.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2015

		Money	Multi-Asset
Amounts in thousands, except for Multi-Asset Income Account	MidCap Account	Market Account	Income Account(a)
Net Investment Income (Loss)
Income:
Dividends from affiliated Accounts	$–	$–	$483
Dividends	6,221	–	–
Withholding tax	(106)	–	–
Interest	–	571	–
Total Income	6,115	571	483
Expenses:
Management and investment advisory fees	3,579	1,251	3
Distribution Fees - Class 2	40	5	11
Custodian fees	7	18	–
Directors' expenses	15	7	4
Professional fees	3	3	2,800
Other expenses	3	1	7
Total Gross Expenses	3,647	1,285	2,825
Less: Reimbursement from Manager - Class 1	–	704	1,404
Less: Reimbursement from Manager - Class 2	–	5	1,404
Less: Reimbursement from Distributor - Class 2	–	5	–
Total Net Expenses	3,647	571	17
Net Investment Income (Loss)	2,468	–	466

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	100,918	2	–
Capital gain distribution received from affiliated Accounts	–	–	42
Change in unrealized appreciation/depreciation of:
Investments	(90,200)	–	–
Investments in affiliated Accounts	–	–	(1,080)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	10,718	2	(1,038)
Net Increase (Decrease) in Net Assets Resulting from Operations	$13,186	$2	$(572)

(a)	Period from July 28, 2015, date operations commenced, through December 31, 2015.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2015

	Principal Capital
	Appreciation	Principal LifeTime	Principal LifeTime
Amounts in thousands	Account	2010 Account	2020 Account(a)
Net Investment Income (Loss)
Income:
Dividends from affiliated Accounts	$–	$921	$3,730
Dividends	2,592	–	–
Interest	1	–	–
Total Income	2,593	921	3,730
Expenses:
Management and investment advisory fees	825	14	61
Distribution Fees - Class 2	18	N/A	–
Custodian fees	7	–	–
Directors' expenses	5	3	6
Professional fees	5	3	3
Total Expenses	860	20	70
Net Investment Income (Loss)	1,733	901	3,660

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	1,188	–	–
Investment transactions in affiliated Accounts	–	723	3,192
Capital gain distribution received from affiliated Accounts	–	540	3,422
Change in unrealized appreciation/depreciation of:
Investments	(2,462)	–	–
Investments in affiliated Accounts	–	(2,628)	(12,276)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	(1,274)	(1,365)	(5,662)
Net Increase (Decrease) in Net Assets Resulting from Operations	$459	$(464)	$(2,002)

(a) Class 2 shares commenced operations on May 1, 2015.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2015

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands	2030 Account(a)	2040 Account(a)	2050 Account(a)
Net Investment Income (Loss)
Income:
Dividends from affiliated Accounts	$2,031	$710	$352
Total Income	2,031	710	352
Expenses:
Management and investment advisory fees	36	14	7
Directors' expenses	4	3	3
Professional fees	3	3	3
Total Expenses	43	20	13
Net Investment Income (Loss)	1,988	690	339

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions in affiliated Accounts	2,072	212	172
Capital gain distribution received from affiliated Accounts	2,860	1,598	899
Change in unrealized appreciation/depreciation of:
Investments in affiliated Accounts	(8,152)	(2,974)	(1,529)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	(3,220)	(1,164)	(458)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,232)	$(474)	$(119)

(a) Class 2 shares commenced operations on May 1, 2015.

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2015

		Principal LifeTime
	Principal LifeTime	Strategic Income	Real Estate
Amounts in thousands	2060 Account	Account	Securities Account
Net Investment Income (Loss)
Income:
Dividends from affiliated Accounts	$31	$639	$–
Dividends	–	–	3,969
Total Income	31	639	3,969
Expenses:
Management and investment advisory fees	1	8	1,440
Distribution Fees - Class 2	N/A	N/A	4
Custodian fees	–	–	2
Directors' expenses	2	3	5
Professional fees	3	3	3
Other expenses	–	–	1
Total Gross Expenses	6	14	1,455
Less: Reimbursement from Manager - Class 1	3	–	–
Total Net Expenses	3	14	1,455
Net Investment Income (Loss)	28	625	2,514

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	–	–	14,073
Investment transactions in affiliated Accounts	1	548	–
Capital gain distribution received from affiliated Accounts	79	160	–
Change in unrealized appreciation/depreciation of:
Investments	–	–	(10,156)
Investments in affiliated Accounts	(150)	(1,542)	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	(70)	(834)	3,917
Net Increase (Decrease) in Net Assets Resulting from Operations	$(42)	$(209)	$6,431

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2015

	SAM Balanced	SAM Conservative	SAM Conservative
Amounts in thousands	Portfolio	Balanced Portfolio	Growth Portfolio
Net Investment Income (Loss)
Income:
Dividends from affiliated Accounts	$18,767	$5,741	$4,982
Total Income	18,767	5,741	4,982
Expenses:
Management and investment advisory fees	2,015	498	690
Distribution Fees - Class 2	248	45	263
Directors' expenses	19	6	8
Professional fees	3	3	3
Other expenses	2	–	1
Total Expenses	2,287	552	965
Net Investment Income (Loss)	16,480	5,189	4,017

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	8	–	–
Investment transactions in affiliated Accounts	28,530	4,297	7,736
Capital gain distribution received from affiliated Accounts	22,066	3,907	10,714
Change in unrealized appreciation/depreciation of:
Investments in affiliated Accounts	(73,516)	(14,940)	(25,979)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	(22,912)	(6,736)	(7,529)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(6,432)	$(1,547)	$(3,512)

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2015

	SAM Flexible	SAM Strategic	Short-Term
Amounts in thousands	Income Portfolio	Growth Portfolio	Income Account
Net Investment Income (Loss)
Income:
Dividends from affiliated Accounts	$7,664	$4,031	$–
Interest	–	–	4,664
Total Income	7,664	4,031	4,664
Expenses:
Management and investment advisory fees	528	544	1,082
Distribution Fees - Class 2	53	245	3
Custodian fees	–	–	8
Directors' expenses	6	7	6
Professional fees	3	3	3
Other expenses	–	–	1
Total Gross Expenses	590	799	1,103
Less: Reimbursement from Manager - Class 1	–	–	22
Total Net Expenses	590	799	1,081
Net Investment Income (Loss)	7,074	3,232	3,583

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	–	–	(32)
Investment transactions in affiliated Accounts	3,586	6,445	–
Capital gain distribution received from affiliated Accounts	1,772	8,311	–
Change in unrealized appreciation/depreciation of:
Investments	–	–	(1,547)
Investments in affiliated Accounts	(15,437)	(22,288)	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	(10,079)	(7,532)	(1,579)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,005)	$(4,300)	$2,004

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2015

SmallCap
Amounts in thousands	Blend Account (a)
Net Investment Income (Loss)
Income:
Dividends	$2,083
Interest	1
Securities lending - net	1
Total Income	2,085
Expenses:
Management and investment advisory fees	1,469
Distribution Fees - Class 2	8
Custodian fees	15
Directors' expenses	6
Professional fees	5
Other expenses	1
Total Expenses	1,504
Net Investment Income (Loss)	581

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	8,415
Futures contracts	49
Change in unrealized appreciation/depreciation of:
Investments	(19,104)
Futures contracts	(38)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	(10,678)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(10,097)

(a) Class 2 shares commenced operations on February 17, 2015.

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			Bond & Mortgage
Amounts in thousands	Balanced Account		Securities Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December	December	December	December
	31, 2015	31, 2014	31, 2015 (a)	31, 2014
Operations
Net investment income (loss)	$827	$820	$8,650	$8,817
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	2,319	4,344	(1,599)	5,329
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	(2,899)	(854)	(8,023)	1,986
Net Increase (Decrease) in Net Assets Resulting from Operations	247	4,310	(972)	16,132

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(844)	(877)	(9,626)	(9,821)
Class 2	N/A	N/A	(1)	N/A
From net realized gain on investments:
Class 1	(3,238)	–	–	–
Total Dividends and Distributions	(4,082)	(877)	(9,627)	(9,821)

Capital Share Transactions
Shares sold:
Class 1	1,479	1,942	25,822	63,624
Class 2	N/A	N/A	40	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	4,082	877	9,626	9,821
Class 2	N/A	N/A	1	N/A
Shares redeemed:
Class 1	(8,060)	(7,297)	(56,554)	(74,198)
Class 2	N/A	N/A	(11)	N/A
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,499)	(4,478)	(21,076)	(753)
Total Increase (Decrease)	(6,334)	(1,045)	(31,675)	5,558

Net Assets
Beginning of period	50,588	51,633	321,735	316,177
End of period (including undistributed net investment income as set forth below)	$44,254	$50,588	$290,060	$321,735
Undistributed (Overdistributed) Net Investment Income (Loss)	$844	$830	$8,641	$8,844

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	77	105	2,256	5,552
Class 2	N/A	N/A	4	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	224	47	863	860
Shares redeemed:
Class 1	(427)	(393)	(4,963)	(6,461)
Class 2	N/A	N/A	(1)	N/A
Net Increase (Decrease)	(126)	(241)	(1,841)	(49)

(a)	Period from May 1, 2015, date operations commenced, through December 31, 2015 for Class 2 shares.

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	Bond Market Index Account		Diversified Balanced Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December	December	December	December
	31, 2015	31, 2014	31, 2015	31, 2014
Operations
Net investment income (loss)	$32,850	$25,101	$13,381	$10,356
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	2,717	10,525	10,200	11,579
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	(33,768)	45,396	(22,094)	44,669
Net Increase (Decrease) in Net Assets Resulting from Operations	1,799	81,022	1,487	66,604

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(28,036)	(16,426)	N/A	N/A
Class 2	N/A	N/A	(10,360)	(8,431)
From net realized gain on investments:
Class 2	N/A	N/A	(11,596)	(10,099)
Total Dividends and Distributions	(28,036)	(16,426)	(21,956)	(18,530)

Capital Share Transactions
Shares sold:
Class 1	456,166	478,804	N/A	N/A
Class 2	N/A	N/A	64,227	115,524
Shares issued in reinvestment of dividends and distributions:
Class 1	28,036	16,426	N/A	N/A
Class 2	N/A	N/A	21,956	18,530
Shares redeemed:
Class 1	(255,113)	(89,236)	N/A	N/A
Class 2	N/A	N/A	(45,709)	(27,806)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	229,089	405,994	40,474	106,248
Total Increase (Decrease)	202,852	470,590	20,005	154,322

Net Assets
Beginning of period	1,734,803	1,264,213	1,011,106	856,784
End of period (including undistributed net investment income as set forth below)	$1,937,655	$1,734,803	$1,031,111	$1,011,106
Undistributed (Overdistributed) Net Investment Income (Loss)	$37,263	$28,022	$13,374	$10,353

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	44,079	47,045	N/A	N/A
Class 2	N/A	N/A	4,450	8,223
Shares issued in reinvestment of dividends and distributions:
Class 1	2,746	1,607	N/A	N/A
Class 2	N/A	N/A	1,533	1,320
Shares redeemed:
Class 1	(24,742)	(8,784)	N/A	N/A
Class 2	N/A	N/A	(3,181)	(1,978)
Net Increase (Decrease)	22,083	39,868	2,802	7,565

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Diversified Balanced
Amounts in thousands	Managed Volatility Account		Diversified Growth Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December	December	December	December
	31, 2015	31, 2014	31, 2015	31, 2014
Operations
Net investment income (loss)	$1,065	$1,010	$42,285	$31,933
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	885	888	38,726	39,162
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	(2,470)	963	(79,942)	121,471
Net Increase (Decrease) in Net Assets Resulting from Operations	(520)	2,861	1,069	192,566

Dividends and Distributions to Shareholders
From net investment income:
Class 2	(1,010)	(3)	(31,927)	(24,839)
From net realized gain on investments:
Class 2	(889)	(5)	(39,243)	(32,952)
Total Dividends and Distributions	(1,899)	(8)	(71,170)	(57,791)

Capital Share Transactions
Shares sold:
Class 2	60,772	82,225	359,378	507,652
Shares issued in reinvestment of dividends and distributions:
Class 2	1,899	8	71,170	57,791
Shares redeemed:
Class 2	(6,395)	(1,446)	(39,674)	(22,353)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	56,276	80,787	390,874	543,090
Total Increase (Decrease)	53,857	83,640	320,773	677,865

Net Assets
Beginning of period	84,527	887	2,880,722	2,202,857
End of period (including undistributed net investment income as set forth below)	$138,384	$84,527	$3,201,495	$2,880,722
Undistributed (Overdistributed) Net Investment Income (Loss)	$1,064	$1,009	$42,283	$31,925

Increase (Decrease) in Capital Shares
Shares sold:
Class 2	5,556	7,819	23,218	33,899
Shares issued in reinvestment of dividends and distributions:
Class 2	175	1	4,627	3,861
Shares redeemed:
Class 2	(593)	(137)	(2,612)	(1,483)
Net Increase (Decrease)	5,138	7,683	25,233	36,277

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Diversified Growth
Amounts in thousands	Managed Volatility Account		Diversified Income Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December	December	December	December
	31, 2015	31, 2014	31, 2015	31, 2014
Operations
Net investment income (loss)	$1,718	$2,223	$2,298	$1,446
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	2,049	2,049	1,333	1,277
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	(5,003)	1,531	(3,561)	6,491
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,236)	5,803	70	9,214

Dividends and Distributions to Shareholders
From net investment income:
Class 2	(2,225)	(15)	(1,447)	(784)
From net realized gain on investments:
Class 2	(2,050)	(29)	(1,285)	(824)
Total Dividends and Distributions	(4,275)	(44)	(2,732)	(1,608)

Capital Share Transactions
Shares sold:
Class 2	108,374	144,628	51,346	66,377
Shares issued in reinvestment of dividends and distributions:
Class 2	4,275	44	2,732	1,608
Shares redeemed:
Class 2	(6,199)	(2,747)	(21,216)	(19,066)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	106,450	141,925	32,862	48,919
Total Increase (Decrease)	100,939	147,684	30,200	56,525

Net Assets
Beginning of period	151,672	3,988	168,562	112,037
End of period (including undistributed net investment income as set forth below)	$252,611	$151,672	$198,762	$168,562
Undistributed (Overdistributed) Net Investment Income (Loss)	$1,716	$2,223	$2,297	$1,446

Increase (Decrease) in Capital Shares
Shares sold:
Class 2	9,801	13,663	4,273	5,657
Shares issued in reinvestment of dividends and distributions:
Class 2	389	4	228	136
Shares redeemed:
Class 2	(573)	(258)	(1,762)	(1,634)
Net Increase (Decrease)	9,617	13,409	2,739	4,159

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Diversified
Amounts in thousands	International Account		Equity Income Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December	December	December	December
	31, 2015	31, 2014	31, 2015	31, 2014
Operations
Net investment income (loss)	$6,425	$7,938	$14,903	$16,715
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	30,288	31,940	28,852	48,459
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	(32,671)	(54,005)	(66,010)	12,687
Net Increase (Decrease) in Net Assets Resulting from Operations	4,042	(14,127)	(22,255)	77,861

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(7,388)	(10,543)	(13,573)	(15,060)
Class 2	(32)	(25)	(555)	(542)
Total Dividends and Distributions	(7,420)	(10,568)	(14,128)	(15,602)

Capital Share Transactions
Shares sold:
Class 1	16,905	18,555	37,699	27,917
Class 2	348	112	1,801	712
Shares issued in reinvestment of dividends and distributions:
Class 1	7,388	10,543	13,573	15,060
Class 2	32	25	555	542
Shares redeemed:
Class 1	(176,857)	(76,371)	(102,756)	(133,970)
Class 2	(238)	(261)	(3,046)	(2,974)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(152,422)	(47,397)	(52,174)	(92,713)
Total Increase (Decrease)	(155,800)	(72,092)	(88,557)	(30,454)

Net Assets
Beginning of period	430,460	502,552	624,898	655,352
End of period (including undistributed net investment income as set forth below)	$274,660	$430,460	$536,341	$624,898
Undistributed (Overdistributed) Net Investment Income (Loss)	$5,527	$6,111	$17,695	$19,091

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,167	1,256	1,674	1,264
Class 2	24	8	80	32
Shares issued in reinvestment of dividends and distributions:
Class 1	513	707	600	684
Class 2	2	2	25	25
Shares redeemed:
Class 1	(12,171)	(5,196)	(4,521)	(6,039)
Class 2	(16)	(18)	(136)	(136)
Net Increase (Decrease)	(10,481)	(3,241)	(2,278)	(4,170)

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Government & High Quality
Amounts in thousands	Bond Account		Income Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December	December	December	December
	31, 2015	31, 2014	31, 2015	31, 2014
Operations
Net investment income (loss)	$7,956	$8,789	$9,878	$11,190
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	1,203	2,348	2,468	2,029
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	(6,505)	6,201	(14,058)	1,774
Net Increase (Decrease) in Net Assets Resulting from Operations	2,654	17,338	(1,712)	14,993

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(9,930)	(12,571)	(11,705)	(12,529)
Class 2	(58)	(31)	(108)	(128)
From net realized gain on investments:
Class 1	(402)	–	–	–
Class 2	(2)	–	–	–
Total Dividends and Distributions	(10,392)	(12,602)	(11,813)	(12,657)

Capital Share Transactions
Shares sold:
Class 1	16,889	23,451	11,316	11,225
Class 2	1,035	69	45	19
Shares issued in reinvestment of dividends and distributions:
Class 1	10,332	12,571	11,705	12,529
Class 2	60	31	108	128
Shares redeemed:
Class 1	(47,392)	(105,587)	(30,469)	(19,783)
Class 2	(115)	(128)	(617)	(541)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(19,191)	(69,593)	(7,912)	3,577
Total Increase (Decrease)	(26,929)	(64,857)	(21,437)	5,913

Net Assets
Beginning of period	315,425	380,282	278,633	272,720
End of period (including undistributed net investment income as set forth below)	$288,496	$315,425	$257,196	$278,633
Undistributed (Overdistributed) Net Investment Income (Loss)	$9,104	$9,984	$9,295	$10,170

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,625	2,244	1,049	1,028
Class 2	98	7	4	2
Shares issued in reinvestment of dividends and distributions:
Class 1	1,018	1,219	1,129	1,165
Class 2	6	3	10	12
Shares redeemed:
Class 1	(4,568)	(10,065)	(2,866)	(1,835)
Class 2	(11)	(12)	(57)	(50)
Net Increase (Decrease)	(1,832)	(6,604)	(731)	322

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	International
Amounts in thousands	Emerging Markets Account		LargeCap Growth Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December	December	December	December
	31, 2015 (a)	31, 2014	31, 2015	31, 2014
Operations
Net investment income (loss)	$1,166	$1,419	$285	$140
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	(6,376)	(338)	4,953	9,440
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	(8,516)	(5,001)	862	2,705
Net Increase (Decrease) in Net Assets Resulting from Operations	(13,726)	(3,920)	6,100	12,285

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(1,655)	(1,021)	(173)	(664)
Class 2	–	N/A	–	(2)
Total Dividends and Distributions	(1,655)	(1,021)	(173)	(666)

Capital Share Transactions
Shares sold:
Class 1	11,049	11,838	6,552	28,520
Class 2	46	N/A	504	64
Shares issued in reinvestment of dividends and distributions:
Class 1	1,655	1,021	173	664
Class 2	–	N/A	–	2
Shares redeemed:
Class 1	(14,985)	(18,132)	(17,325)	(17,781)
Class 2	–	N/A	(108)	(188)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,235)	(5,273)	(10,204)	11,281
Total Increase (Decrease)	(17,616)	(10,214)	(4,277)	22,900

Net Assets
Beginning of period	103,091	113,305	123,752	100,852
End of period (including undistributed net investment income as set forth below)	$85,475	$103,091	$119,475	$123,752
Undistributed (Overdistributed) Net Investment Income (Loss)	$997	$1,498	$285	$173

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	743	751	256	1,243
Class 2	3	N/A	20	3
Shares issued in reinvestment of dividends and distributions:
Class 1	117	61	7	28
Shares redeemed:
Class 1	(1,005)	(1,144)	(676)	(767)
Class 2	–	N/A	(4)	(8)
Net Increase (Decrease)	(142)	(332)	(397)	499

(a)	Period from May 1, 2015, date operations commenced, through December 31, 2015 for Class 2 shares.

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			LargeCap S&P 500
Amounts in thousands	LargeCap Growth Account I		Index Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December	December	December	December
	31, 2015 (a)	31, 2014	31, 2015 (a)	31, 2014
Operations
Net investment income (loss)	$180	$260	$36,196	$29,303
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	20,379	37,938	53,618	24,226
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	(2,393)	(18,526)	(61,719)	163,750
Net Increase (Decrease) in Net Assets Resulting from Operations	18,166	19,672	28,095	217,279

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(562)	(280)	(29,180)	(21,549)
Class 2	(1)	N/A	(1)	N/A
From net realized gain on investments:
Class 1	(37,084)	(43,706)	(23,947)	(38,504)
Class 2	(62)	N/A	(1)	N/A
Total Dividends and Distributions	(37,709)	(43,986)	(53,129)	(60,053)

Capital Share Transactions
Shares sold:
Class 1	23,800	16,931	354,977	326,836
Class 2	523	N/A	163	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	37,646	43,986	53,127	60,053
Class 2	63	N/A	2	N/A
Shares redeemed:
Class 1	(29,218)	(57,008)	(212,649)	(171,432)
Class 2	(13)	N/A	(1)	N/A
Net Increase (Decrease) in Net Assets from Capital Share Transactions	32,801	3,909	195,619	215,457
Total Increase (Decrease)	13,258	(20,405)	170,585	372,683

Net Assets
Beginning of period	239,629	260,034	1,863,035	1,490,352
End of period (including undistributed net investment income as set forth below)	$252,887	$239,629	$2,033,620	$1,863,035
Undistributed (Overdistributed) Net Investment Income (Loss)	$–	$369	$36,398	$29,426

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	846	547	24,799	23,662
Class 2	17	N/A	11	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	1,415	1,609	3,629	4,352
Class 2	2	N/A	–	N/A
Shares redeemed:
Class 1	(1,027)	(1,788)	(14,626)	(12,123)
Net Increase (Decrease)	1,253	368	13,813	15,891

(a)	Period from May 1, 2015, date operations commenced, through December 31, 2015 for Class 2 shares.

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	LargeCap S&P 500 Managed
Amounts in thousands	Volatility Index Account		LargeCap Value Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December	December	December	December
	31, 2015	31, 2014	31, 2015 (a)	31, 2014
Operations
Net investment income (loss)	$1,976	$661	$2,669	$2,432
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	503	1,026	4,309	17,996
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	(1,200)	5,510	(8,693)	(2,617)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,279	7,197	(1,715)	17,811

Dividends and Distributions to Shareholders
From net investment income:
Class 1	–	(666)	(2,487)	(3,512)
From net realized gain on investments:
Class 1	(567)	(3,250)	(18,013)	(23,015)
Class 2	N/A	N/A	(2)	N/A
Total Dividends and Distributions	(567)	(3,916)	(20,502)	(26,527)

Capital Share Transactions
Shares sold:
Class 1	77,842	93,318	5,397	8,230
Class 2	N/A	N/A	20	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	567	3,916	20,500	26,527
Class 2	N/A	N/A	2	N/A
Shares redeemed:
Class 1	(14,703)	(10,618)	(21,295)	(23,070)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	63,706	86,616	4,624	11,687
Total Increase (Decrease)	64,418	89,897	(17,593)	2,971

Net Assets
Beginning of period	97,236	7,339	170,673	167,702
End of period (including undistributed net investment income as set forth below)	$161,654	$97,236	$153,080	$170,673
Undistributed (Overdistributed) Net Investment Income (Loss)	$1,975	$–	$2,630	$2,448

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	6,940	8,565	170	230
Class 2	N/A	N/A	1	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	49	346	686	829
Shares redeemed:
Class 1	(1,312)	(946)	(663)	(651)
Net Increase (Decrease)	5,677	7,965	194	408

(a)	Period from May 1, 2015, date operations commenced, through December 31, 2015 for Class 2 shares.

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	MidCap Account		Money Market Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December	December	December	December
	31, 2015	31, 2014	31, 2015	31, 2014
Operations
Net investment income (loss)	$2,468	$3,843	$–	$–
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	100,918	72,862	2	–
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	(90,200)	3,163	–	–
Net Increase (Decrease) in Net Assets Resulting from Operations	13,186	79,868	2	–

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(3,384)	(3,218)	–	–
Class 2	(44)	(44)	–	–
From net realized gain on investments:
Class 1	(69,262)	(55,916)	–	–
Class 2	(1,683)	(1,367)	–	–
Total Dividends and Distributions	(74,373)	(60,545)	–	–

Capital Share Transactions
Shares sold:
Class 1	23,039	58,293	168,145	146,475
Class 2	433	341	8,402	295
Shares issued in reinvestment of dividends and distributions:
Class 1	72,646	59,134	–	–
Class 2	1,727	1,411	–	–
Shares redeemed:
Class 1	(95,380)	(109,369)	(163,955)	(150,680)
Class 2	(1,394)	(1,335)	(7,456)	(320)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,071	8,475	5,136	(4,230)
Total Increase (Decrease)	(60,116)	27,798	5,138	(4,230)

Net Assets
Beginning of period	692,796	664,998	279,837	284,067
End of period (including undistributed net investment income as set forth below)	$632,680	$692,796	$284,975	$279,837
Undistributed (Overdistributed) Net Investment Income (Loss)	$3,426	$4,503	$–	$–

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	381	987	168,145	146,475
Class 2	7	6	8,403	295
Shares issued in reinvestment of dividends and distributions:
Class 1	1,237	1,037	–	–
Class 2	30	25	–	–
Shares redeemed:
Class 1	(1,574)	(1,836)	(163,955)	(150,680)
Class 2	(24)	(22)	(7,456)	(320)
Net Increase (Decrease)	57	197	5,137	(4,230)

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Multi-Asset
	Income	Principal Capital
Amounts in thousands, except Multi-Asset Income Account	Account	Appreciation Account
	Period Ended	Year Ended	Year Ended
	December 31,	December	December
	2015 (a)	31, 2015	31, 2014
Operations
Net investment income (loss)	$466	$1,733	$378
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	42	1,188	3,036
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	(1,080)	(2,462)	1,130
Net Increase (Decrease) in Net Assets Resulting from Operations	(572)	459	4,544

Dividends and Distributions to Shareholders
From net investment income:
Class 1	–	(404)	(1,007)
Class 2	–	(3)	(188)
From net realized gain on investments:
Class 1	–	(2,851)	(5,104)
Class 2	–	(134)	(1,024)
Total Dividends and Distributions	–	(3,392)	(7,323)

Capital Share Transactions
Shares sold:
Class 1	10,000	3,759	1,823
Class 2	10,000	702	496
Shares issued in acquisition:
Class 1	N/A	139,230	N/A
Class 2	N/A	1,001	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	–	3,255	6,111
Class 2	–	137	1,212
Shares redeemed:
Class 1	–	(21,791)	(4,508)
Class 2	–	(1,192)	(713)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	20,000	125,101	4,421
Total Increase (Decrease)	19,428	122,168	1,642

Net Assets
Beginning of period	–	40,081	38,439
End of period (including undistributed net investment income as set forth below)	$19,428	$162,249	$40,081
Undistributed (Overdistributed) Net Investment Income (Loss)	$472	$1,745	$419

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,000	169	77
Class 2	1,000	30	23
Shares issued in acquisition:
Class 1	N/A	6,089	N/A
Class 2	N/A	44	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	–	143	290
Class 2	–	6	58
Shares redeemed:
Class 1	–	(967)	(191)
Class 2	–	(53)	(31)
Net Increase (Decrease)	2,000	5,461	226

(a)	Period from July 28, 2015, date operations commenced, through December 31, 2015.

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Principal		Principal
Amounts in thousands	LifeTime 2010 Account		LifeTime 2020 Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December	December	December	December
	31, 2015	31, 2014	31, 2015 (a)	31, 2014
Operations
Net investment income (loss)	$901	$987	$3,660	$5,283
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	1,263	1,561	6,614	9,308
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	(2,628)	(213)	(12,276)	(2,278)
Net Increase (Decrease) in Net Assets Resulting from Operations	(464)	2,335	(2,002)	12,313

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(986)	(1,067)	(5,282)	(5,146)
Class 2	N/A	N/A	(1)	N/A
From net realized gain on investments:
Class 1	–	–	(9,330)	(4,522)
Class 2	N/A	N/A	(1)	N/A
Total Dividends and Distributions	(986)	(1,067)	(14,614)	(9,668)

Capital Share Transactions
Shares sold:
Class 1	5,796	6,935	23,798	23,861
Class 2	N/A	N/A	26	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	986	1,067	14,612	9,668
Class 2	N/A	N/A	2	N/A
Shares redeemed:
Class 1	(11,512)	(10,733)	(42,280)	(52,689)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(4,730)	(2,731)	(3,842)	(19,160)
Total Increase (Decrease)	(6,180)	(1,463)	(20,458)	(16,515)

Net Assets
Beginning of period	47,312	48,775	211,470	227,985
End of period (including undistributed net investment income as set forth below)	$41,132	$47,312	$191,012	$211,470
Undistributed (Overdistributed) Net Investment Income (Loss)	$900	$985	$3,659	$5,282

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	456	554	1,743	1,732
Class 2	N/A	N/A	2	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	79	85	1,118	709
Shares redeemed:
Class 1	(912)	(855)	(3,106)	(3,828)
Net Increase (Decrease)	(377)	(216)	(243)	(1,387)

(a)	Period from May 1, 2015, date operations commenced, through December 31, 2015 for Class 2 shares.

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Principal		Principal
Amounts in thousands	LifeTime 2030 Account		LifeTime 2040 Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December	December	December	December
	31, 2015 (a)	31, 2014	31, 2015 (a)	31, 2014
Operations
Net investment income (loss)	$1,988	$3,047	$690	$1,129
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	4,932	4,444	1,810	1,626
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	(8,152)	(747)	(2,974)	(415)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,232)	6,744	(474)	2,340

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(3,046)	(2,464)	(1,129)	(805)
From net realized gain on investments:
Class 1	(4,446)	(17,388)	(1,632)	(2,699)
Class 2	(1)	N/A	(1)	N/A
Total Dividends and Distributions	(7,493)	(19,852)	(2,762)	(3,504)

Capital Share Transactions
Shares sold:
Class 1	18,970	17,100	12,548	9,865
Class 2	28	N/A	11	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	7,492	19,852	2,761	3,504
Class 2	1	N/A	1	N/A
Shares redeemed:
Class 1	(18,013)	(15,673)	(9,118)	(6,835)
Class 2	(1)	N/A	–	N/A
Net Increase (Decrease) in Net Assets from Capital Share Transactions	8,477	21,279	6,203	6,534
Total Increase (Decrease)	(248)	8,171	2,967	5,370

Net Assets
Beginning of period	116,965	108,794	42,304	36,934
End of period (including undistributed net investment income as set forth below)	$116,717	$116,965	$45,271	$42,304
Undistributed (Overdistributed) Net Investment Income (Loss)	$1,988	$3,046	$690	$1,129

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,550	1,269	871	665
Class 2	2	N/A	1	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	630	1,630	196	246
Shares redeemed:
Class 1	(1,465)	(1,165)	(639)	(465)
Net Increase (Decrease)	717	1,734	429	446

(a)	Period from May 1, 2015, date operations commenced, through December 31, 2015 for Class 2 shares.

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Principal		Principal
Amounts in thousands	LifeTime 2050 Account		LifeTime 2060 Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December	December	December	December
	31, 2015 (a)	31, 2014	31, 2015	31, 2014
Operations
Net investment income (loss)	$339	$603	$28	$22
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	1,071	1,067	80	32
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	(1,529)	(233)	(150)	6
Net Increase (Decrease) in Net Assets Resulting from Operations	(119)	1,437	(42)	60

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(602)	(471)	(22)	(1)
Class 2	(1)	N/A	N/A	N/A
From net realized gain on investments:
Class 1	(1,069)	(1,847)	(32)	(1)
Class 2	(1)	N/A	N/A	N/A
Total Dividends and Distributions	(1,673)	(2,318)	(54)	(2)

Capital Share Transactions
Shares sold:
Class 1	6,576	5,164	1,759	1,027
Class 2	37	N/A	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	1,671	2,318	54	2
Class 2	2	N/A	N/A	N/A
Shares redeemed:
Class 1	(4,753)	(6,807)	(445)	(290)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	3,533	675	1,368	739
Total Increase (Decrease)	1,741	(206)	1,272	797

Net Assets
Beginning of period	21,796	22,002	825	28
End of period (including undistributed net investment income as set forth below)	$23,537	$21,796	$2,097	$825
Undistributed (Overdistributed) Net Investment Income (Loss)	$339	$603	$28	$22

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	473	355	142	89
Class 2	3	N/A	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	123	166	5	–
Shares redeemed:
Class 1	(335)	(455)	(36)	(24)
Net Increase (Decrease)	264	66	111	65

(a)	Period from May 1, 2015, date operations commenced, through December 31, 2015 for Class 2 shares.

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Principal LifeTime		Real Estate
Amounts in thousands	Strategic Income Account		Securities Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December	December	December	December
	31, 2015	31, 2014	31, 2015	31, 2014
Operations
Net investment income (loss)	$625	$609	$2,514	$2,192
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	708	730	14,073	6,240
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	(1,542)	17	(10,156)	32,938
Net Increase (Decrease) in Net Assets Resulting from Operations	(209)	1,356	6,431	41,370

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(608)	(766)	(2,423)	(2,395)
Class 2	N/A	N/A	(27)	(4)
From net realized gain on investments:
Class 1	–	–	(4,938)	–
Class 2	N/A	N/A	(56)	–
Total Dividends and Distributions	(608)	(766)	(7,444)	(2,399)

Capital Share Transactions
Shares sold:
Class 1	3,369	4,354	18,700	21,401
Class 2	N/A	N/A	1,699	189
Shares issued in reinvestment of dividends and distributions:
Class 1	608	766	7,361	2,395
Class 2	N/A	N/A	83	4
Shares redeemed:
Class 1	(8,724)	(6,858)	(32,474)	(24,586)
Class 2	N/A	N/A	(263)	(53)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(4,747)	(1,738)	(4,894)	(650)
Total Increase (Decrease)	(5,564)	(1,148)	(5,907)	38,321

Net Assets
Beginning of period	30,016	31,164	167,193	128,872
End of period (including undistributed net investment income as set forth below)	$24,452	$30,016	$161,286	$167,193
Undistributed (Overdistributed) Net Investment Income (Loss)	$625	$608	$2,560	$2,496

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	292	377	826	1,078
Class 2	N/A	N/A	75	9
Shares issued in reinvestment of dividends and distributions:
Class 1	54	67	339	119
Class 2	N/A	N/A	4	–
Shares redeemed:
Class 1	(760)	(597)	(1,458)	(1,258)
Class 2	N/A	N/A	(12)	(3)
Net Increase (Decrease)	(414)	(153)	(226)	(55)

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			SAM Conservative
Amounts in thousands	SAM Balanced Portfolio		Balanced Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December	December	December	December
	31, 2015	31, 2014	31, 2015	31, 2014
Operations
Net investment income (loss)	$16,480	$25,489	$5,189	$6,985
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	50,604	68,022	8,204	11,274
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	(73,516)	(29,299)	(14,940)	(4,698)
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,432)	64,212	(1,547)	13,561

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(22,820)	(23,276)	(6,438)	(6,281)
Class 2	(2,672)	(2,500)	(547)	(450)
From net realized gain on investments:
Class 1	(58,520)	(120,112)	(9,390)	(17,846)
Class 2	(7,497)	(14,177)	(857)	(1,393)
Total Dividends and Distributions	(91,509)	(160,065)	(17,232)	(25,970)

Capital Share Transactions
Shares sold:
Class 1	24,942	20,836	18,108	18,269
Class 2	9,886	5,050	4,029	1,589
Shares issued in reinvestment of dividends and distributions:
Class 1	81,340	143,388	15,828	24,127
Class 2	10,169	16,677	1,404	1,843
Shares redeemed:
Class 1	(113,505)	(165,575)	(29,800)	(36,531)
Class 2	(12,203)	(14,302)	(2,783)	(1,923)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	629	6,074	6,786	7,374
Total Increase (Decrease)	(97,312)	(89,779)	(11,993)	(5,035)

Net Assets
Beginning of period	926,760	1,016,539	223,352	228,387
End of period (including undistributed net investment income as set forth below)	$829,448	$926,760	$211,359	$223,352
Undistributed (Overdistributed) Net Investment Income (Loss)	$16,475	$25,487	$5,188	$6,984

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,554	1,163	1,476	1,378
Class 2	616	290	326	124
Shares issued in reinvestment of dividends and distributions:
Class 1	5,380	8,862	1,341	1,943
Class 2	678	1,038	120	150
Shares redeemed:
Class 1	(7,117)	(9,257)	(2,420)	(2,767)
Class 2	(762)	(812)	(229)	(148)
Net Increase (Decrease)	349	1,284	614	680

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	SAM Conservative		SAM Flexible
Amounts in thousands	Growth Portfolio		Income Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December	December	December	December
	31, 2015	31, 2014	31, 2015	31, 2014
Operations
Net investment income (loss)	$4,017	$6,604	$7,074	$8,281
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	18,450	20,264	5,358	6,566
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	(25,979)	(6,542)	(15,437)	(1,072)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,512)	20,326	(3,005)	13,775

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(4,461)	(3,414)	(7,549)	(7,762)
Class 2	(2,142)	(1,627)	(733)	(654)
From net realized gain on investments:
Class 1	(12,644)	(22,853)	(5,112)	(12,001)
Class 2	(6,779)	(12,440)	(529)	(1,089)
Total Dividends and Distributions	(26,026)	(40,334)	(13,923)	(21,506)

Capital Share Transactions
Shares sold:
Class 1	20,596	26,377	16,242	20,434
Class 2	13,112	7,412	7,048	1,049
Shares issued in reinvestment of dividends and distributions:
Class 1	17,105	26,267	12,661	19,763
Class 2	8,921	14,067	1,262	1,743
Shares redeemed:
Class 1	(23,015)	(21,167)	(28,075)	(32,361)
Class 2	(10,666)	(10,589)	(5,419)	(1,788)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	26,053	42,367	3,719	8,840
Total Increase (Decrease)	(3,485)	22,359	(13,209)	1,109

Net Assets
Beginning of period	301,222	278,863	235,145	234,036
End of period (including undistributed net investment income as set forth below)	$297,737	$301,222	$221,936	$235,145
Undistributed (Overdistributed) Net Investment Income (Loss)	$4,017	$6,603	$7,073	$8,281

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,102	1,338	1,243	1,498
Class 2	708	378	536	78
Shares issued in reinvestment of dividends and distributions:
Class 1	958	1,416	1,011	1,509
Class 2	505	766	102	134
Shares redeemed:
Class 1	(1,231)	(1,050)	(2,174)	(2,366)
Class 2	(577)	(533)	(416)	(129)
Net Increase (Decrease)	1,465	2,315	302	724

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	SAM Strategic
Amounts in thousands	Growth Portfolio		Short-Term Income Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December	December	December	December
	31, 2015	31, 2014	31, 2015	31, 2014
Operations
Net investment income (loss)	$3,232	$5,217	$3,583	$4,463
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	14,756	19,399	(32)	1,551
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	(22,288)	(6,413)	(1,547)	(2,109)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,300)	18,203	2,004	3,905

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(3,221)	(1,996)	(4,419)	(4,262)
Class 2	(1,996)	(1,242)	(40)	(12)
From net realized gain on investments:
Class 1	(10,578)	(21,163)	–	–
Class 2	(7,305)	(15,284)	–	–
Total Dividends and Distributions	(23,100)	(39,685)	(4,459)	(4,274)

Capital Share Transactions
Shares sold:
Class 1	22,084	21,352	23,745	53,517
Class 2	10,077	7,817	1,163	96
Shares issued in reinvestment of dividends and distributions:
Class 1	13,799	23,159	4,419	4,262
Class 2	9,301	16,526	40	12
Shares redeemed:
Class 1	(16,304)	(14,336)	(132,587)	(46,298)
Class 2	(8,864)	(6,465)	(594)	(32)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	30,093	48,053	(103,814)	11,557
Total Increase (Decrease)	2,693	26,571	(106,269)	11,188

Net Assets
Beginning of period	235,309	208,738	268,587	257,399
End of period (including undistributed net investment income as set forth below)	$238,002	$235,309	$162,318	$268,587
Undistributed (Overdistributed) Net Investment Income (Loss)	$3,231	$5,216	$3,580	$4,456

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,080	959	9,199	20,614
Class 2	498	354	449	38
Shares issued in reinvestment of dividends and distributions:
Class 1	712	1,140	1,740	1,652
Class 2	484	820	16	4
Shares redeemed:
Class 1	(798)	(626)	(51,006)	(17,795)
Class 2	(442)	(289)	(231)	(12)
Net Increase (Decrease)	1,534	2,358	(39,833)	4,501

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	SmallCap Blend Account
	Year Ended	Year Ended
	December	December
	31, 2015 (a)	31, 2014
Operations
Net investment income (loss)	$581	$103
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	8,464	7,009
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	(19,142)	(4,096)
Net Increase (Decrease) in Net Assets Resulting from Operations	(10,097)	3,016

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(139)	(224)
Class 2	(3)	N/A
From net realized gain on investments:
Class 1	(6,835)	(1,866)
Class 2	(147)	N/A
Total Dividends and Distributions	(7,124)	(2,090)

Capital Share Transactions
Shares sold:
Class 1	9,007	5,643
Class 2	1,824	N/A
Shares issued in acquisition:
Class 1	166,992	N/A
Class 2	4,615	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	6,974	2,090
Class 2	150	N/A
Shares redeemed:
Class 1	(25,589)	(8,762)
Class 2	(1,567)	N/A
Net Increase (Decrease) in Net Assets from Capital Share Transactions	162,406	(1,029)
Total Increase (Decrease)	145,185	(103)

Net Assets
Beginning of period	64,682	64,785
End of period (including undistributed net investment income as set forth below)	$209,867	$64,682
Undistributed (Overdistributed) Net Investment Income (Loss)	$599	$115

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	627	414
Class 2	121	N/A
Shares issued in acquisition:
Class 1	11,187	N/A
Class 2	309	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	475	156
Class 2	10	N/A
Shares redeemed:
Class 1	(1,754)	(643)
Class 2	(106)	N/A
Net Increase (Decrease)	10,869	(73)

(a)	Period from February 17, 2015, date operations commenced, through December 31, 2015 for Class 2 shares.

See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

1. Organization

Principal Variable Contracts Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. The financial statements for Balanced Account, Bond & Mortgage Securities Account, Bond Market Index Account, Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Income Account, Diversified International Account, Equity Income Account, Government & High Quality Bond Account, Income Account, International Emerging Markets Account, LargeCap Growth Account, LargeCap Growth Account I, LargeCap S&P 500 Index Account, LargeCap S&P 500 Managed Volatility Index Account, LargeCap Value Account, MidCap Account, Money Market Account, Multi-Asset Income Account, Principal Capital Appreciation Account, Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, Principal LifeTime 2060 Account, Principal LifeTime Strategic Income Account, Real Estate Securities Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Account and SmallCap Blend Account, (known as the “Accounts”), are presented herein.

Each of the Accounts is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies. Each of the Accounts was an investment company at all times during the period. The Accounts have not provided financial support, and are not contractually required to provide financial support to any investee.

Effective February 17, 2015, the initial purchase of $10,000 of Class 2 shares of SmallCap Blend Account was made by Principal Management Corporation (the “Manager”).

Effective April 17, 2015, Principal Capital Appreciation Account acquired all the assets and assumed all the liabilities of LargeCap Blend Account II pursuant to a plan of acquisition approved by shareholders on April 10, 2015. The purpose of the acquisition was to combine two accounts managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 16,768,000 shares from LargeCap Blend Account II for 6,133,000 shares valued at $140,231,000 of Principal Capital Appreciation Account at an approximate exchange rate of .37 for Class 1 and Class 2 shares. The investment securities of LargeCap Blend Account II, with a fair value of approximately $133,987,000 and a cost of $121,386,000, were the primary asset acquired by Principal Capital Appreciation Account on April 17, 2015. For financial reporting purposes, assets received and shares issued by Principal Capital Appreciation Account were recorded at fair value; however the cost basis of the investments received from LargeCap Blend Account II was carried forward to align ongoing reporting of Principal Capital Appreciation Account. The aggregate net assets of LargeCap Blend Account II and Principal Capital Appreciation Account immediately prior to the acquisition in accordance with U.S. GAAP were approximately $140,231,000 ($1,448,000 of accumulated realized losses and $12,601,000 of unrealized appreciation) and $40,552,000, respectively. The aggregate net assets of Principal Capital Appreciation Account immediately following the acquisition were $180,783,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitation.

Assuming the acquisition had been completed on January 1, 2015, the beginning of the fiscal year for Principal Capital Appreciation Account, Principal Capital Appreciation Account’s pro forma results of operations for the year ended December 31, 2015, would have been $2,211,000 of net investment income, $139,000 of net realized and unrealized gain on investments, and $2,350,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of LargeCap Blend Account II that have been included in Principal Capital Appreciation Account’s statement of operations since April 17, 2015.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

1. Organization (Continued)

Effective April 17, 2015, SmallCap Blend Account acquired all the assets and assumed all the liabilities of SmallCap Growth Account II and SmallCap Value Account I pursuant to a plan of acquisition approved by shareholders on April 10, 2015. The purpose of the acquisition was to combine three accounts managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 4,083,000 and 7,295,000 shares from SmallCap Growth Account II and SmallCap Value Account I, respectively for 4,587,000 and 6,909,000 shares valued at $68,471,000 and $103,136,000 of SmallCap Blend Account at an approximate exchange rate of 1.13 and 1.10 for Class 1 and Class 2 shares and .95 and .94 for Class 1 and Class 2 shares, respectively. The investment securities of SmallCap Growth Account II, with a fair value of approximately $65,319,000 and a cost of $64,126,000, and the investment securities of SmallCap Value Account I with a fair value of approximately $98,490,000 and a cost of $95,480,000 were the primary asset acquired by SmallCap Blend Account on April 17, 2015. For financial reporting purposes, assets received and shares issued by SmallCap Blend Account were recorded at fair value; however the cost basis of the investments received from SmallCap Growth Account II and SmallCap Value Account I were carried forward to align ongoing reporting of SmallCap Blend Account. The aggregate net assets of SmallCap Growth Account II, SmallCap Value Account I and SmallCap Blend Account immediately prior to the acquisition in accordance with U.S. GAAP were approximately $68,471,000 ($194,000 of accumulated realized gain and $1,193,000 of unrealized appreciation) $103,136,000 ($665,000 of accumulated realized losses and $3,010,000 of unrealized appreciation) and $68,436,000, respectively. The aggregate net assets of SmallCap Blend Account immediately following the acquisition were $240,043,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitation.

Assuming the acquisition had been completed on January 1, 2015, the beginning of the fiscal year for SmallCap Blend Account, SmallCap Blend Account’s pro forma results of operations for the year ended December 31, 2015, would have been $974,000 of net investment income, $4,922,000 of net realized and unrealized loss on investments, and $3,948,000 of net decrease in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of SmallCap Growth Account II and SmallCap Value Account I that have been included in SmallCap Blend Account’s statement of operations since April 17, 2015.

Effective May 1, 2015, the initial purchases of $10,000 of Class 2 shares of Bond & Mortgage Securities Account, International Emerging Markets Account, LargeCap Growth Account I, LargeCap S&P 500 Index Account, LargeCap Value Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account and Principal LifeTime 2050 Account were made by the Manager.

Effective July 28, 2015, the initial purchases of $10,000 of Class 1 and Class 2 shares of Multi-Asset Income Account were made by the Manager.

All classes of shares for each of the Accounts represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, Principal LifeTime 2060 Account, and Principal LifeTime Strategic Income Account (collectively, the “Principal LifeTime Accounts”) along with SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio (collectively, the “SAM Portfolios”) and Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Income Account and Multi-Asset Income Account invest in combinations of other series of Principal Variable Contracts Funds, Inc. and Principal Funds, Inc. (the “Underlying Funds”). Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

2. Significant Accounting Policies (Continued)

The Accounts (with the exception of Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Income Account, Money Market Account, Multi-Asset Income Account, Principal LifeTime Accounts, and SAM Portfolios) value securities for which market quotations are readily available at fair value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price, an evaluated bid price or, in the case of certain credit default swaps, a mean price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics such as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, other yield and risk factors, and other market conditions to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks and foreign securities, the investments are valued at their fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Accounts’ net asset values are reflected in the Accounts’ net asset values and these securities are valued at fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices, and foreign currencies.

To the extent the Accounts invest in foreign securities listed on foreign exchanges which trade on days on which the Accounts do not determine their net asset values, for example weekends and other customary national U.S. holidays, the Accounts’ net asset values could be significantly affected on days when shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

Money Market Account values its securities, other than holdings of other publicly traded investment funds, at amortized cost as permitted under Rule 2a-7 of the Investment Company Act of 1940. Other publicly traded investment funds are valued at the funds’ net asset value. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the Account.

Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the account holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

2. Significant Accounting Policies (Continued)

The following Accounts held securities denominated in foreign currencies that exceeded 5% of net assets of each Account:

Diversified		International
International Account		Emerging Markets Account
Euro	23.3%	Hong Kong Dollar	22.1%
Japanese Yen	15.1	South Korean Won	17.1
British Pound	13.9	New Taiwan Dollar	15.1
Canadian Dollar	10.6	Indian Rupee	10.3
Swiss Franc	6.1	Mexican Peso	6.7
		South African Rand	5.3

Income and Investment Transactions. The Accounts record investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Accounts record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Accounts are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized over the lives of the respective securities. The Accounts allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Account) of each class.

Expenses. Expenses directly attributed to a particular Account are charged to that Account. Other Account expenses not directly attributed to an Account are apportioned among the registered investment companies managed by the Manager.

Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Account) of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.

In addition to the expenses that each of the Principal LifeTime Accounts, SAM Portfolios, Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Income Account and Multi-Asset Income Account (collectively, the “Fund of Funds”) bear directly, each of the Fund of Funds indirectly bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense levels and each of the Fund of Funds may own different proportions of Underlying Funds at different times, the amount of expense incurred indirectly by each of the Fund of Funds will vary. Expenses included in the statements of operations of the Fund of Funds reflect the expenses of each Fund of Fund and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders. With respect to Money Market Account, all net investment income and any realized gains from investment transactions are declared as dividends daily to shareholders of record as of that day. Dividends and distributions to shareholders of the other accounts are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, mortgage-backed securities, certain defaulted securities, expiring capital loss carry forwards, certain preferred securities, redemptions-in-kind, amortization of premiums and discounts, futures contracts, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, swap agreements, and foreign currency transactions. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed current and accumulated earnings and profits for federal income tax purposes are reported as return of capital distributions.

Real Estate Securities Account receives distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the Account. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates must be used in reporting the character of income and distributions for financial statement purposes.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

2. Significant Accounting Policies (Continued)

Federal Income Taxes. No provision for federal income taxes is considered necessary because each account is qualified as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Accounts’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended December 31, 2015, the Accounts did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the fiscal years from 2012 - 2015. No examinations are in progress at this time.

Foreign Taxes. Certain of the Accounts are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the Accounts as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statements of operations. In consideration of recent decisions rendered by European courts, the Funds have filed additional tax reclaims for taxes withheld in prior years. Due to the uncertainty and timing of these reclaims, a corresponding receivable will only be recorded when both the amount is known and there are no significant uncertainties regarding collectability.

Gains realized upon disposition of certain foreign securities held by the Accounts may be subject to capital gains tax, payable prior to repatriation of sale proceeds. The tax is computed on certain net realized gains and, if any, is shown on the statement of operations. Realized losses in excess of gains may be carried forward to offset future gains. In addition, the Accounts accrue an estimated deferred tax liability for future gains on certain foreign securities. Any accrued tax liability is shown on the statement of assets and liabilities. At December 31, 2015, Diversified International Account had no foreign tax refund receivable and had a deferred tax liability of $27,000 and International Emerging Markets Account had no foreign tax refund receivable and had no deferred tax liability relating to foreign securities.

3. Operating Policies

Borrowings. Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Accounts and other registered investment companies managed by the Manager may participate in an interfund lending facility (“Facility”). The Facility allows the Accounts to borrow money from or loan money to the other participants. Loans under the Facility are made to handle unusual and/or unanticipated short-term cash requirements. Interest paid and received on borrowings is the average of the current repurchase agreement rate and the bank loan rate (the higher of (i) the Federal Funds Rate or (ii) the One Month LIBOR rate plus 1.00%). During the period ended December 31, 2015, Balanced Account, Diversified International Account, Government & High Quality Bond Account, International Emerging Markets Account, LargeCap S&P 500 Index Account, LargeCap Value Account, MidCap Account, Real Estate Securities Account, Short-Term Income Account, and SmallCap Blend Account each borrowed from the Facility. Balanced Account, Bond & Mortgage Securities Account, Bond Market Index Account, Diversified International Account, Equity Income Account, Government & High Quality Bond Account, Income Account, LargeCap Growth Account, LargeCap Growth Account I, LargeCap S&P 500 Index Account, LargeCap S&P 500 Managed Volatility Index Account, MidCap Account, Real Estate Securities Account, Short-Term Income Account, and SmallCap Blend Account each loaned to the Facility. The interest expense associated with these borrowings is included in other expenses on the statements of operations. The interest received is included in interest on the statements of operations. There were no outstanding borrowings as of December 31, 2015.

In addition, the Accounts participate with other registered investment companies managed by the Manager in an unsecured joint line of credit with a bank which allows the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the One Month LIBOR rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .10% on the amount of the line of credit. During the year ended December 31, 2015, International Emerging Markets Account borrowed against the line of credit. The interest expense associated with these borrowings is included in other expenses on the statements of operations. There were no outstanding borrowings as of December 31, 2015.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

3. Operating Policies (Continued)

Counterparties. The Accounts may be exposed to counterparty risk, or the risk that another party with which the Accounts have unsettled or open transactions will fail to perform on their commitment. To the extent that unpaid amounts owed to the Accounts exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Accounts in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Accounts. If the unpaid amount owed to the Accounts subsequently decreases, the Accounts would be required to return all or a portion of the collateral.

Master Agreements may also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions governed under the relevant master agreement with a counterparty exceeds a specified threshold.

The financial instruments that are subject to Master Agreements or similar agreements may include right of setoff provisions. Derivative instruments include provisions to setoff positions covered under the agreements with the same counterparties and provisions to setoff positions outside of the agreements with the same counterparties in the event of default by one of the parties. Derivative instruments also include collateral provisions. Collateral received and pledged are generally settled daily with each counterparty.

Foreign Currency Contracts. Certain of the Accounts may be subject to foreign currency exchange rate risk in the normal course of pursuing such Account’s investment objectives. The Accounts may use foreign currency contracts to gain exposure to, or hedge against changes in the value of foreign currencies. Certain of the Accounts enter into forward contracts to purchase and sell foreign currencies at a specified future date at a fixed exchange rate. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in fair value is recorded by the Accounts as an unrealized gain or loss. When the contract is closed, the Accounts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the Accounts’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Accounts could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Accounts are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Accounts (with the exception of Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Income Account, Money Market Account, Multi-Asset Income Account, Principal LifeTime Accounts, and SAM Portfolios) may enter into futures contracts to hedge against changes in or to gain exposure to, change in the value of equities, interest rates and foreign currencies. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, an account agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the account as a variation margin receivable or payable on financial derivative instruments. During the period the futures contracts are open, daily changes in the fair value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the account recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the account’s cost basis in the contract. There is minimal counterparty credit risk to the Accounts because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

3. Operating Policies (Continued)

Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Accounts has valued the investments. This may have an adverse effect on each of the Accounts’ ability to dispose of particular illiquid securities at fair value and may limit each of the Accounts’ ability to obtain accurate market quotations for purposes of valuing the securities.

Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

Joint Trading Account. Certain of the Accounts may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the participating accounts’ cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by the Manager. These balances may be invested in one or more short-term instruments or repurchase agreements that are collateralized by U.S. government securities. Earnings from the joint trading account are allocated to each of the Accounts based on their pro rata participating ownership interest in the joint trading account.

Mortgage Dollar Rolls. Certain of the Accounts have entered into mortgage-dollar-roll transactions on “to-be-announced” securities (“TBA’s”), in which the Account sells mortgage-backed securities and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in additional securities. The Account forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The Accounts treat mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the Accounts' portfolio turnover ratio. Amounts to be received or paid in connection with open mortgage-dollar-rolls are included in Investment securities sold and Investment securities purchased on the statements of assets and liabilities.

Options Contracts. During the year LargeCap S&P 500 Managed Volatility Index Account wrote call and put options on indices it owns or in which it may invest for both hedging and non-hedging purposes. Writing put options tends to increase a fund’s exposure to the underlying instrument. Writing call options tends to decrease a fund’s exposure to the underlying instrument. When a fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options contracts written on the statements of assets and liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying index to determine the realized gain or loss. A fund, as a writer of an option, has no control over whether the underlying index may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the index underlying the written option. There is the risk a fund may not be able to enter into a closing transaction because of an illiquid market. A fund may also purchase put and call options. Purchasing call options tends to increase a fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a fund’s exposure to the underlying instrument. A fund pays a premium which is included on the fund’s statements of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying index transaction to determine the realized gain or loss. Details of options contracts open at year end are included in the Funds' schedules of investments. Transactions in options written during the year ended December 31, 2015, were as follows:

LargeCap S&P 500 Managed Volatility Index Account	Number of Contracts	Premium (thousands)
Beginning of year	65	$14
Options written	13,430	12,235
Options expired	(8,110)	(6,908)
Options closed	(4,975)	(4,986)
Options exercised	—	—
Balance at end of year	410	355

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

3. Operating Policies (Continued)

Rebates. Subject to best execution, the Accounts may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the account in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.

Repurchase Agreements. The Accounts may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Accounts’ policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Accounts have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Accounts could experience delays in the realization of the collateral.

Restricted Securities. Certain of the Accounts may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Securities Lending. To earn additional income, certain of the Accounts may lend portfolio securities to approved brokerage firms. The Accounts receive collateral, in the form of cash, against the loaned securities. During the period of the loan, the borrower must maintain collateral in an amount not less than 102% of the market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Accounts and any additional required collateral is delivered to the Accounts on the next business day. The cash collateral received is usually invested in an SEC-registered money market mutual fund and the Accounts could realize a loss on such investments. Further, the Accounts could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium received for lending certain types of securities. Security lending income is shown in each account’s statement of operations. As of December 31, 2015, the Accounts had no securities on loan.

Senior Floating Rate Interests. The Accounts may invest in senior floating rate interests (bank loans). Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the account and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Senior floating rate interests pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests may be substantially less than stated maturities shown in the schedules of investments.

In connection with the Senior floating rate interests, the Accounts may also enter into unfunded loan commitments (“commitments”). All or a portion of the commitments may be unfunded. The Accounts are obligated to fund these commitments at the borrower’s discretion. Therefore, the Accounts must have funds sufficient to cover its contractual obligation. These unfunded loan commitments which are marked to market daily, are footnoted in the schedules of investments, shown as a separate line item called unrealized gain or loss on unfunded loan commitments on the statements of assets and liabilities. As of December 31, 2015, the Accounts had no unfunded loan commitments outstanding.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

3. Operating Policies (Continued)

Short Sales. Bond Market Index Account entered into short sales transactions during the year. A short sale is a transaction in which an account sells a security it does not own as a hedge against some of its long positions and/or in anticipation of a decline in the market price of the security. The account must borrow the security sold short and deliver it to the broker dealer which made the short sale. A security sold in a short sale transaction and the interest or dividend payable on the security if any, is reflected as a liability on the statement of assets and liabilities. The account is obligated to pay any interest or dividends received on the borrowed securities. Interest accrued and dividends declared on short positions are recorded as an expense and appear as dividends and interest on shorts on the statement of operations. An account is obligated to deliver the security at the market price at the time the short position is closed. Possible losses from short sales may be unlimited.

The account is required to pledge cash or securities to the broker as collateral for securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with the broker for collateral is included in deposits with counterparty on the statement of assets and liabilities and securities segregated as collateral are footnoted in the schedule of investments. The account may pay broker’s fees on the borrowed securities and may also pay a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. These fees are included as short sale fees on the statement of operations.

Swap Agreements. Bond & Mortgage Securities Account invested in swap agreements during the year. Swap agreements are privately negotiated agreements between an Account and a counterparty to exchange a series of cash flows at specified intervals based upon, or calculated by reference to, changes in specified prices or rates for a specified amount of an underlying asset. An Account may enter into credit default, interest rate, or total return swap agreements to manage its exposure to credit, interest rate, or market risk. The Accounts are subject to interest rate and credit risk in the normal course of pursuing their investment objectives. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swap agreements are valued through a pricing service or using procedures established and periodically reviewed by the Fund’s Board of Directors; changes in value are recorded as unrealized gain or loss. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities.

Upon termination of swap agreements, the Accounts recognize a realized gain or loss. Net periodic payments to be received or paid are accrued daily and are recorded in the statements of operations as realized gains or losses.

Payments received or made at the beginning of the measurement period are reflected as such on the statements of assets and liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). These upfront payments are amortized daily over the term of the swap agreement as realized gains or losses on the statements of operations.

Notional principal amounts are used to express the extent of involvement in these agreements. Risks may exceed amounts shown on the statements of assets and liabilities. These risks include changes in the returns of the underlying instruments, unfavorable interest rate fluctuation, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and the possible lack of liquidity with respect to the swap agreements.

The Accounts and any counterparty are required to maintain an agreement that requires the Accounts and that counterparty to monitor the net fair value of all derivative transactions entered into pursuant to the contract between the Accounts and such counterparty. If the net fair value of such derivatives transactions between the Accounts and that counterparty exceeds a certain threshold (as defined in the agreement), the Accounts or the counterparty are required to post cash and/or securities as collateral. Fair values of derivatives transactions presented in the financial statements are not netted with the fair values of other derivatives transactions or with any collateral amounts posted by the Accounts or any counterparty.

Credit default swaps involve commitments to pay a fixed rate at a predetermined frequency in exchange for a lump sum payment if a “credit event”, as defined in the agreement, affecting a third party occurs. Credit events may include a failure to pay interest, bankruptcy, restructuring, or other event as defined in the agreement. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of a credit event. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of a credit event. As the seller of credit protection, an Account would add leverage to its portfolio because, in addition to its total net assets, an Account would be subject to investment exposure on the notional amount of the swap.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

3. Operating Policies (Continued)

If an Account is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the account will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If an Account is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, an Account will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. An Account may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swap on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that an Account as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2015 for which an Account is the seller of protection are disclosed in the footnotes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by an Account for the same referenced entity or entities.

Interest rate swaps involve the commitment to exchange cash flows based on changes in the value of a specific reference security or basket of securities.

To Be Announced Securities. The Accounts may trade portfolio securities on a “to-be-announced” (“TBA”) or when-issued basis. In a TBA or when-issued transaction, the account commits to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA or when-issued basis are not settled until they are delivered to the account, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Underlying Funds. The performance and risks of each Principal LifeTime Account, SAM Portfolio, Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Income Account, and Multi-Asset Income Account (singly, “a fund of funds” and collectively, “the funds of funds”) directly correspond to the performance and risks of the underlying funds in which the fund of funds invest. By investing in many underlying funds, the funds of funds have partial exposure to the risks of many different areas of the market. The more a fund of funds allocates to stock funds, the greater the expected risk.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

3. Operating Policies (Continued)

An underlying fund to a fund of funds may experience relatively large redemptions or purchases as the fund of funds periodically reallocates or rebalances its assets. These transactions may accelerate the realization of taxable income if sales of portfolio securities result in gains and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.

The Manager is the advisor to the Principal LifeTime Accounts, SAM Portfolios, Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Income Account, Multi-Asset Income Account and each of the underlying funds. Principal Global Investors, LLC ("PGI") is Sub-Advisor to the Principal LifeTime Accounts and Edge Asset Management, Inc. ("Edge") is the Sub-Advisor to the SAM Portfolios. Either PGI or Edge also serves as Sub-Advisor to some or all of the underlying funds. The Manager, PGI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

As of December 31, 2015, the Principal LifeTime Accounts, SAM Portfolios, Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Income Account, and Multi-Asset Income Account owned the following percentages, in the aggregate, of the outstanding shares of the underlying funds listed below:

	Total Percentage		Total Percentage
	of Outstanding		of Outstanding
Account	Shares Owned	Account	Shares Owned
Bond & Mortgage Securities Account	26.66%	LargeCap S&P 500 Index Account	90.74%
Bond Market Index Account	99.87	LargeCap S&P 500 Managed Volatility Index Account	100.00
Equity Income Account	34.84	MidCap Account	13.47
Government & High Quality Bond Account	41.03	Short-Term Income Account	9.51
Income Account	96.07

U.S. Government Agencies or Government-Sponsored Enterprises. Certain of the Accounts may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. Government or its agencies. The U.S. Government does not guarantee the net asset value of the Accounts’ shares. Some U.S. Government securities such as treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”) are supported by the full faith and credit of the U.S. Government. Other securities, such as those of the Federal Home Loan Bank are supported by the right of the issuer to borrow from the U.S. Department of the Treasury. Still other securities, such as those of the Federal National Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Government related guarantors (those not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to the timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Participation Certificates are not backed by the full faith and credit of the

U. S. Government.

NOTES TO FINANCIAL STATEMENTS

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2015

3. Operating Policies (Continued)

Derivatives. The following tables provide information about where in the statements of assets and liabilities and statements of operations information about derivatives can be found (amounts shown in thousands):

Derivatives not accounted for	Asset Derivatives December 31, 2015		Fair	Liability Derivatives December 31, 2015	Fair
as hedging instruments	Statement of Assets and Liabilities Location		Value	Statement of Assets and Liabilities Location	Value
Bond & Mortgage Securities Account
Credit contracts	Receivables, Net Assets Consist of Net unrealized		$133* Payables, Net Assets Consist of Net unrealized		$112	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized		$61* Payables, Net Assets Consist of Net unrealized		$—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
		Total$	194		$112
LargeCap Growth Account I
Equity contracts	Receivables, Net Assets Consist of Net unrealized	$	— Payables, Net Assets Consist of Net unrealized		$(33	)*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
LargeCap S&P 500 Index Account
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$241* Payables, Net Assets Consist of Net unrealized		$—
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
LargeCap S&P 500 Managed Volatility Index Account
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$587 Payables, Net Assets Consist of Net unrealized		$423	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments

*Includes cumulative unrealized appreciation/depreciation of exchange cleared swaps and futures contracts as shown in the schedules of investments. Only the portion of the unrealized appreciation/depreciation not yet cash settled is shown in the statements of assets and liabilities as variation margin.

				Change in Unrealized
Derivatives not	Location of Gain or (Loss)		Realized Gain or (Loss)	Appreciation/(Depreciation)
accounted for as	on Derivatives Recognized		on Derivatives Recognized	of Derivatives Recognized
hedging instruments	in Statement of Operations		in Statement of Operations	in Statement of Operations
Balanced Account
Equity contracts	Net realized gain (loss) from Futures		$5	$—
	contracts
Bond & Mortgage Securities Account
Credit contracts	Net realized gain (loss) from Swap		$(369)	$(2)
	agreements/Change in unrealized
	appreciation/(depreciation) of Swap
	agreements
Interest rate contracts	Net realized gain (loss) from Futures		$(72)	$31
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
		Total	$(441)	$29
LargeCap Growth Account I
Equity contracts	Net realized gain (loss) from Futures		$129	$(92)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
LargeCap S&P 500 Index Account
Equity contracts	Net realized gain (loss) from Futures		$(22)	$(544)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

3.	Operating Policies (Continued)

			Change in Unrealized
Derivatives not	Location of Gain or (Loss)	Realized Gain or (Loss)	Appreciation/(Depreciation)
accounted for as	on Derivatives Recognized	on Derivatives Recognized	of Derivatives Recognized
hedging instruments	in Statement of Operations	in Statement of Operations	in Statement of Operations
LargeCap S&P 500 Managed Volatility Index Account
Equity contracts	Net realized gain (loss) from Investment	$60	$8
	transactions, Futures contracts, and Options
	and swaptions/Change in unrealized
	appreciation/(depreciation) of Investments,
	Futures contracts, and Options and
	swaptions
LargeCap Value Account
Equity contracts	Net realized gain (loss) from Futures	$76	$(78)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
SmallCap Blend Account
Equity contracts	Net realized gain (loss) from Futures	$49	$(38)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts

Long equity futures contracts are used to obtain market exposure for the cash balances that are maintained by certain of the Accounts and the notional values of the futures contracts will vary in accordance with the changing cash balances. Long and short U.S. Treasury futures contracts are used to obtain interest rate exposure in order to manage duration of the Bond & Mortgage Securities Account. The level of derivative activity disclosed in the schedules of investments is representative of the level of derivative activity used in the Accounts throughout the year ended December 31, 2015.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

4. Fair Value

Fair value is defined as the price that the Accounts would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Accounts use various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Accounts. Unobservable inputs are inputs that reflect the Accounts own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.). Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

Level 3 – Significant unobservable inputs (including the Accounts’ assumptions in determining the fair value of investments). Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Accounts in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Account’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Accounts use prices and inputs that are current as of the measurement date.

Investments which are generally included in the Level 3 category are primarily valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs such as prepayment rates, probability of default, or loss severity in the event of default. Significant increases in any of those inputs in isolation would result in a significantly lower fair value measurement.

The fair values of these entities are dependent on economic, political and other considerations. The values of the investments may be affected by significant changes in the economic conditions, changes in government policies, and other factors (e.g., natural disasters, accidents, conflicts, etc.).

Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Account’s Board of Directors. The Manager has established a Valuation Committee of senior officers and employees, with the responsibility of overseeing the pricing and valuation of all securities, including securities where market quotations are not readily available. The Valuation Committee meets monthly and reports directly to the Board of Directors. The Pricing Group who reports to the Valuation Committee relies on the established Pricing Policies to determine fair valuation. Included in the Pricing Policies is an overview of the approved valuation technique established for each asset class. The Pricing Group will consider all appropriate information available when determining fair valuation.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

4. Fair Value (Continued)

The Pricing Group relies on externally provided valuation inputs to determine the value of Level 3 securities. Security values are updated as new information becomes available. Valuation data and changes in valuation amounts are reviewed on a daily basis based on specified criteria for the security, asset class, and other factors. In addition, valuation data is periodically compared to actual transactions executed by the Accounts (i.e., purchases/sales) and differences between transaction prices and prior period valuation data are investigated based on specified tolerances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments. For example, short-term securities held in Money Market Account are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The beginning of the period timing recognition has been adopted for the significant transfers between levels of each Account’s assets and liabilities. There were no significant purchases, sales, or transfers into or out of Level 3, except as noted in the Level 3 roll forward. In the Bond & Mortgage Securities Account, $379,650 was transferred from Level 1 to Level 2 as of December 31, 2015 due to lack of exchange traded valuation data; however observable market inputs were available to support these valuations.

The following is a summary of the inputs used as of December 31, 2015 in valuing the Accounts' securities carried at value (amounts shown in thousands):

		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Account	Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Balanced Account
Bonds*	$—	$10,846	$—	$10,846
Common Stocks*	26,827	—	—	26,827
Investment Companies*	636	—	—	636
Senior Floating Rate Interests*	—	37	—	37
U.S. Government & Government Agency Obligations*	—	7,272	—	7,272
Total investments in securities $	27,463	$18,155	$—	$45,618

Bond & Mortgage Securities Account
Bonds*	$—	$193,390	$—	$193,390
Convertible Bonds*	—	94	—	94
Investment Companies*	10,224	—	—	10,224
Preferred Stocks	969	398	—	1,367
Senior Floating Rate Interests*	—	11,868	—	11,868
U.S. Government & Government Agency Obligations*	—	96,517	—	96,517
Total investments in securities $	11,193	$302,267	$—	$313,460
Assets
Credit Contracts**
Exchange Cleared Credit Default Swaps	$—	$133	$—	$133
Interest Rate Contracts**
Futures	$61	$—	$—	$61
Liabilities
Credit Contracts**
Exchange Cleared Credit Default Swaps	$—	$(112)	$—	$(112)

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

4. Fair Value (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Account		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Bond Market Index Account
Bonds*		$—	$664,979	$—	$664,979
Investment Companies*		175,929	—	—	175,929
Municipal Bonds*		—	17,049	—	17,049
U.S. Government & Government Agency Obligations*		—	1,248,821	—	1,248,821
	Total investments in securities $	175,929	$1,930,849	$—	$2,106,778

Diversified Balanced Account
Investment Companies*		$1,031,384	$—	$—	$1,031,384
	Total investments in securities $	1,031,384	$—	$—	$1,031,384

Diversified Balanced Managed Volatility Account
Investment Companies*		$138,426	$—	$—	$138,426
	Total investments in securities $	138,426	$—	$—	$138,426

Diversified Growth Account
Investment Companies*		$3,202,329	$—	$—	$3,202,329
	Total investments in securities $	3,202,329	$—	$—	$3,202,329

Diversified Growth Managed Volatility Account
Investment Companies*		$252,681	$—	$—	$252,681
	Total investments in securities $	252,681	$—	$—	$252,681

Diversified Income Account
Investment Companies*		$198,818	$—	$—	$198,818
	Total investments in securities $	198,818	$—	$—	$198,818

Diversified International Account
Common Stocks
Basic Materials		$—	$7,505	$—	$7,505
Communications		1,009	31,604	—	32,613
Consumer, Cyclical		10,638	38,576	—	49,214
Consumer, Non-cyclical		7,436	39,060	—	46,496
Energy		6,699	8,379	—	15,078
Financial		15,243	55,838	—	71,081
Industrial		4,057	24,128	—	28,185
Technology		—	14,898	—	14,898
Utilities		—	7,328	—	7,328
Investment Companies*		895	—	—	895
Preferred Stocks
Basic Materials		—	610	—	610
	Total investments in securities $	45,977	$227,926	$—	$273,903

Equity Income Account
Common Stocks*		$527,746	$—	$—	$527,746
Investment Companies*		8,836	—	—	8,836
	Total investments in securities $	536,582	$—	$—	$536,582

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

4. Fair Value (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Account		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Government & High Quality Bond Account
Bonds*		$—	$89,305	$—	$89,305
Investment Companies*		2,750	—	—	2,750
U.S. Government & Government Agency Obligations*		—	194,814	—	194,814
	Total investments in securities $	2,750	$284,119	$—	$286,869

Income Account
Bonds*		$—	$158,877	$2,341	$161,218
Common Stocks*		—	—	—	—
Investment Companies*		7,887	—	—	7,887
Senior Floating Rate Interests*		—	183	—	183
U.S. Government & Government Agency Obligations*		—	87,021	—	87,021
	Total investments in securities $	7,887	$246,081	$2,341	$256,309

International Emerging Markets Account
Common Stocks
Basic Materials		$345	$2,585	$—	$2,930
Communications		2,546	10,621	—	13,167
Consumer, Cyclical		1,113	11,751	—	12,864
Consumer, Non-cyclical		3,947	4,764	—	8,711
Diversified		—	928	—	928
Energy		1,965	4,998	—	6,963
Financial		3,200	15,607	—	18,807
Industrial		2,006	3,773	—	5,779
Technology		2,217	8,757	—	10,974
Utilities		—	2,630	—	2,630
Investment Companies*		431	—	—	431
Preferred Stocks
Basic Materials		306	—	—	306
Communications		—	44	—	44
Financial		854	—	—	854
	Total investments in securities $	18,930	$66,458	$—	$85,388

LargeCap Growth Account
Common Stocks*		$117,937	$—	$—	$117,937
Investment Companies*		1,728	—	—	1,728
	Total investments in securities $	119,665	$—	$—	$119,665

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

4. Fair Value (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Account		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

LargeCap Growth Account I
Common Stocks
Basic Materials		$4,188	$—	$—	$4,188
Communications		50,485	—	42	50,527
Consumer, Cyclical		33,037	—	—	33,037
Consumer, Non-cyclical		70,634	—	—	70,634
Diversified		4	—	—	4
Energy		1,746	—	—	1,746
Financial		21,812	—	—	21,812
Industrial		23,167	—	—	23,167
Technology		36,129	—	—	36,129
Utilities		19	—	—	19
Convertible Preferred Stocks
Communications		—	104	824	928
Investment Companies*		9,745	—	—	9,745
Preferred Stocks
Communications		—	162	140	302
	Total investments in securities $	250,966	$266	$1,006	$252,238
Liabilities
Equity Contracts**
Futures		$(33)	$—	$—	$(33)

LargeCap S&P 500 Index Account
Common Stocks*		$1,994,736	$—	$—	$1,994,736
Investment Companies*		42,512	—	—	42,512
	Total investments in securities $	2,037,248	$—	$—	$2,037,248
Assets
Equity Contracts**
Futures		$241	$—	$—	$241

LargeCap S&P 500 Managed Volatility Index Account
Common Stocks*		$151,013	$—	$—	$151,013
Investment Companies*		13,849	—	—	13,849
Purchased Options		587	—	—	587
	Total investments in securities $	165,449	$—	$—	$165,449

Liabilities
Equity Contracts**
Futures		$(12)	$—	$—	$(12)
Options		(411)	—	—	(411)

LargeCap Value Account
Common Stocks*		$152,575	$—	$—	$152,575
Investment Companies*		244	—	—	244
	Total investments in securities $	152,819	$—	$—	$152,819

MidCap Account
Common Stocks*		$629,910	$—	$—	$629,910
Investment Companies*		1,750	—	—	1,750
	Total investments in securities $	631,660	$—	$—	$631,660

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

4. Fair Value (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Account		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Money Market Account
Bonds*		$—	$2,602	$—	$2,602
Certificate of Deposit*		—	9,700	—	9,700
Commercial Paper*		—	223,544	—	223,544
Investment Companies*		16,140	—	—	16,140
Municipal Bonds*		—	16,280	—	16,280
Repurchase Agreements*		—	8,000	—	8,000
U.S. Government & Government Agency Obligations*		—	9,000	—	9,000
	Total investments in securities $	16,140	$269,126	$—	$285,266

Multi-Asset Income Account
Investment Companies*		$19	$—	$—	$19
	Total investments in securities $	19	$—	$—	$19

Principal Capital Appreciation Account
Common Stocks*		$159,996	$—	$—	$159,996
Investment Companies*		2,553	—	—	2,553
	Total investments in securities $	162,549	$—	$—	$162,549

Principal LifeTime 2010 Account
Investment Companies*		$41,138	$—	$—	$41,138
	Total investments in securities $	41,138	$—	$—	$41,138

Principal LifeTime 2020 Account
Investment Companies*		$191,023	$—	$—	$191,023
	Total investments in securities $	191,023	$—	$—	$191,023

Principal LifeTime 2030 Account
Investment Companies*		$116,726	$—	$—	$116,726
	Total investments in securities $	116,726	$—	$—	$116,726

Principal LifeTime 2040 Account
Investment Companies*		$45,277	$—	$—	$45,277
	Total investments in securities $	45,277	$—	$—	$45,277

Principal LifeTime 2050 Account
Investment Companies*		$23,543	$—	$—	$23,543
	Total investments in securities $	23,543	$—	$—	$23,543

Principal LifeTime 2060 Account
Investment Companies*		$2,102	$—	$—	$2,102
	Total investments in securities $	2,102	$—	$—	$2,102

Principal LifeTime Strategic Income Account
Investment Companies*		$24,457	$—	$—	$24,457
	Total investments in securities $	24,457	$—	$—	$24,457

Real Estate Securities Account
Common Stocks*		$159,306	$—	$—	$159,306
Investment Companies*		938	—	—	938
	Total investments in securities $	160,244	$—	$—	$160,244

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

4. Fair Value (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Account		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

SAM Balanced Portfolio
Investment Companies*		$829,639	$—	$—	$829,639
	Total investments in securities $	829,639	$—	$—	$829,639

SAM Conservative Balanced Portfolio
Investment Companies*		$211,409	$—	$—	$211,409
	Total investments in securities $	211,409	$—	$—	$211,409

SAM Conservative Growth Portfolio
Investment Companies*		$297,823	$—	$—	$297,823
	Total investments in securities $	297,823	$—	$—	$297,823

SAM Flexible Income Portfolio
Investment Companies*		$221,990	$—	$—	$221,990
	Total investments in securities $	221,990	$—	$—	$221,990

SAM Strategic Growth Portfolio
Investment Companies*		$238,075	$—	$—	$238,075
	Total investments in securities $	238,075	$—	$—	$238,075

Short-Term Income Account
Bonds*		$—	$155,648	$—	$155,648
Investment Companies*		3,688	—	—	3,688
U.S. Government & Government Agency Obligations*		—	388	—	388
	Total investments in securities $	3,688	$156,036	$—	$159,724

SmallCap Blend Account
Common Stocks
Communications		$10,604	$—	$5	$10,609
Consumer, Cyclical		32,078	—	—	32,078
Consumer, Non-cyclical		46,651	11	—	46,662
Energy		7,874	—	—	7,874
Financial		57,089	—	—	57,089
Industrial		19,462	—	—	19,462
Technology		27,121	—	—	27,121
Utilities		6,524	—	—	6,524
Investment Companies*		2,344	—	—	2,344
	Total investments in securities $	209,747	$11	$5	$209,763

*For additional detail regarding sector classifications, please see the Schedules of Investments
**Exchange Cleared Swaps and Futures are valued at the unrealized appreciation/(depreciation) of the instrument.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

4. Fair Value (Continued)

The changes in investments measured at fair value for which Level 3 inputs have been used to determine fair value are as follows (amounts in thousands):

			Accrued
			Discounts/
			Premiums						Net Change in Unrealized
	Value	Realized	and Change		Proceeds	Transfers	Transfers	Value	Appreciation/(Depreciation)
	December	Gain/	in Unrealized		from	into Level	Out of	December	on Investments Held at
Account	31, 2014	(Loss)	Gain/(Loss)	Purchases	Sales	3*	Level 3**	31, 2015	December 31, 2015
Short-Term Income Account
Bonds	$2,909	$ —	$—	$ —	$ —	$—	$(2,909)	$—	$—
	$2,909	$ —	$—	$ —	$ —	$—	$(2,909)	$—	$—

*Securities are transferred into Level 3 for a variety of reasons including, but not limited to: 1. Securities where trading has been halted 2. Securities that have certain restrictions on trading 3. Instances in which a security is not priced by pricing services **Securities are transferred out of Level 3 for a variety of reasons including, but not limited to: 1. Securities where trading resumes 2. Securities where trading restrictions have expired 3. Instances in which a price becomes available from a pricing service

At the end of the year, there were no other Accounts which had a significant Level 3 balance. During the year, there were no significant purchases, sales or transfers into or out of Level 3, except as noted above.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

5. Management Agreement and Transactions with Affiliates

Management Services. The Fund has agreed to pay investment advisory and management fees to the Manager (wholly owned by Principal Financial Services, Inc.) computed at an annual percentage rate of each account’s average daily net assets. A portion of the management fee is paid by Principal Management Corporation to the sub-advisor of each of the Accounts, some of which are affiliates of the Manager. The annual rate paid by Principal LifeTime Accounts is .03% of each of the Principal LifeTime Accounts’ average net assets. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is .25% of aggregate net assets up to the first $1 billion and .20% of aggregate net assets over $1 billion. The annual rates used in this calculation for each of the other Accounts are as follows:

		Net Assets of Accounts (in millions)
	First $100	Next $100	Next $100	Next $100	Thereafter
Balanced Account	.60%	.55%	.50%	.45%	.40%
Bond & Mortgage Securities Account	.50	.45	.40	.35	.30
Equity Income Account	.60	.55	.50	.45	.40
LargeCap Growth Account I	.80	.75	.70	.65	.60
MidCap Account	.65	.60	.55	.50	.45
Money Market Account	.50	.45	.40	.35	.30
Real Estate Securities Account	.90	.85	.80	.75	.70
SmallCap Blend Account	.85	.80	.75	.70	.65

		Net Assets of Accounts (in millions)
	First $250	Next $250	Next $250	Next $250	Thereafter
Diversified International Account	.85%	.80%	.75%	.70%	.65%
International Emerging Markets Account	1.25	1.20	1.15	1.10	1.05
LargeCap Value Account	.60	.55	.50	.45	.40

	Net Assets of Account (in millions)
	First	Next	Over
	$200	$300	$500
Short-Term Income Account	.50%	.45%	.40%

	Net Assets of Account (in millions)
	First $500	Over $500
Principal Capital Appreciation Account	.625%	.50%

		Net Assets of Account
	First $500	Next $500	Next $1	Next $1	Over $3
	million	million	billion	billion	billion
LargeCap Growth Account	.68%	.63%	.61%	.56%	.51%

	Net Assets of Accounts (in billions)
	First $2	Over $2
Government & High Quality Bond Account	.50%	.45%
Income Account	.50	.45

NOTES TO FINANCIAL STATEMENTS

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2015

5. Management Agreement and Transactions with Affiliates (Continued)

All Net Assets
Bond Market Index Account	.25%
Diversified Balanced Account	.05
Diversified Balanced Managed Volatility Account	.05
Diversified Growth Account	.05
Diversified Growth Managed Volatility Account	.05
Diversified Income Account	.05
LargeCap S&P 500 Index Account	.25
LargeCap S&P 500 Managed Volatility Index Account	.45
Multi-Asset Income Account	.03

The Manager has contractually agreed to limit the Account’s management and investment advisory fees for certain of the Accounts through the period ended April 30, 2016. The expense limit will reduce the Account’s management and investment advisory fees by the following amounts:

LargeCap Growth Account I .016%

The Manager has contractually agreed to limit the expenses (excluding interest the Accounts incur in connection with investments they make) for certain classes of shares of certain of the Accounts. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The operating expense limits are as follows:

	Period from January 1, 2015 through December 31, 2015
	Class 1		Class 2		Expiration
Diversified Balanced Managed Volatility Account	N/A		.31%		April 30, 2016
Diversified Growth Managed Volatility Account	N/A		.31		April 30, 2016
LargeCap S&P 500 Managed Volatility Index Account	.49%		N/A		April 30, 2016
Multi-Asset Income Account	.08	*	.33	*	April 30, 2017
Principal LifeTime 2060 Account	.13		N/A		April 30, 2016

*Period from July 28, 2015 to December 31, 2015.

The Manager has contractually agreed to reduce Short-Term Income Account’s expenses by .01% through the period ended April 30, 2016.

In addition, the Manager has voluntarily agreed to limit the expenses (excluding interest the Accounts incur in connection with investments they make and acquired fund fees and expenses) attributable to Class 2 shares of certain of the Accounts. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets on an annualized basis during the reporting period. The expense limit may be terminated at any time. The operating expense limits are as follows:

Expense Limit
Diversified Balanced Account	.31%
Diversified Growth Account	.31
Diversified Income Account	.31

In addition, the Manager has voluntarily agreed to limit Money Market Account’s expenses to the extent necessary to maintain a 0% yield. The voluntary expense limit may be terminated at any time.

Amounts owed to the Accounts under the terms of the expense limitation agreements are reflected in the statement of assets and liabilities as expense reimbursement from Manager and are settled monthly.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

5. Management Agreement and Transactions with Affiliates (Continued)

Distribution and Shareholder Servicing Fees. Class 2 shares of the Accounts bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to Class 2 shares of each of the Accounts. Distribution fees are paid to Principal Funds Distributor, Inc., the principal distributor of the Accounts. A portion of the distribution fee may be paid to other selling dealers for providing certain services. The annual rate for Class 2 shares is .25%.

Effective June 9, 2015, Principal Funds Distributor, Inc. has contractually agreed to limit Money Market Account’s distribution fees attributable to Class 2 shares through April 30, 2016. The limit will maintain the level of distribution fees not to exceed 0% for Class 2 shares. Prior to June 9, 2015, the expense limit was voluntary.

Affiliated Ownership. At December 31, 2015, Principal Life Insurance Company (an affiliate of the Manager) and/or one or more separate accounts sponsored by Principal Life Insurance Company owned shares of the Accounts as follows (amounts in thousands):

	Class 1	Class 2
Balanced Account	2,501	N/A
Bond & Mortgage Securities Account	19,242	3
Bond Market Index Account	255	N/A
Diversified Balanced Account	N/A	73,069
Diversified Balanced Managed Volatility Account	N/A	12,908
Diversified Growth Account	N/A	212,353
Diversified Growth Managed Volatility Account	N/A	23,414
Diversified Income Account	N/A	16,747
Diversified International Account	19,777	15
Equity Income Account	11,907	47
Government & High Quality Bond Account	16,090	99
Income Account	57	2
International Emerging Markets Account	6,632	3
LargeCap Growth Account	4,191	17
LargeCap Growth Account I	9,584	19
LargeCap S&P 500 Index Account	13,059	11
LargeCap Value Account	5,243	1
MidCap Account	9,471	—
Money Market Account	280,986	1,381
Multi-Asset Income Account	1	1
Principal Capital Appreciation Account	6,003	29
Principal LifeTime 2010 Account	3,377	N/A
Principal LifeTime 2020 Account	15,112	2
Principal LifeTime 2030 Account	10,190	2
Principal LifeTime 2040 Account	3,346	1
Principal LifeTime 2050 Account	1,798	3
Principal LifeTime 2060 Account	178	N/A
Principal LifeTime Strategic Income Account	2,193	N/A
Real Estate Securities Account	7,153	78
SAM Balanced Portfolio	46,024	258
SAM Conservative Balanced Portfolio	16,400	263
SAM Conservative Growth Portfolio	9,238	324
SAM Flexible Income Portfolio	15,491	363
SAM Strategic Growth Portfolio	6,961	89
Short-Term Income Account	56,681	306
SmallCap Blend Account	14,876	59

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

6. Investment Transactions

For the period ended December 31, 2015, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments) by the Accounts were as follows (amounts shown in thousands):

	Purchases	Sales
Balanced Account	$45,728	$51,276
Bond & Mortgage Securities Account	386,842	420,702
Bond Market Index Account	1,762,645	1,620,766
Diversified Balanced Account	189,290	147,608
Diversified Balanced Managed Volatility Account	72,921	16,574
Diversified Growth Account	730,196	329,755
Diversified Growth Managed Volatility Account	129,894	23,921
Diversified Income Account	70,870	37,121
Diversified International Account	170,500	324,370
Equity Income Account	61,164	105,914
Government & High Quality Bond Account	55,988	59,714
Income Account	26,273	38,233
International Emerging Markets Account	94,598	96,864
LargeCap Growth Account	56,742	65,464
LargeCap Growth Account I	91,971	102,306
LargeCap S&P 500 Index Account	302,203	121,020
LargeCap S&P 500 Managed Volatility Index Account	71,017	6,725
LargeCap Value Account	129,828	141,042
MidCap Account	178,887	252,768
Multi-Asset Income Account	21	—
Principal Capital Appreciation Account	28,205	41,183
Principal LifeTime 2010 Account	11,064	15,337
Principal LifeTime 2020 Account	56,206	67,578
Principal LifeTime 2030 Account	42,866	37,031
Principal LifeTime 2040 Account	16,610	10,879
Principal LifeTime 2050 Account	9,252	6,153
Principal LifeTime 2060 Account	1,932	509
Principal LifeTime Strategic Income Account	6,872	11,441
Real Estate Securities Account	36,856	45,763
SAM Balanced Portfolio	232,172	284,513
SAM Conservative Balanced Portfolio	61,869	63,219
SAM Conservative Growth Portfolio	103,081	88,320
SAM Flexible Income Portfolio	58,808	60,165
SAM Strategic Growth Portfolio	109,270	90,729
Short-Term Income Account	119,457	215,856
SmallCap Blend Account	109,283	118,458

In addition Bond Market Index Account had $12,550,000 of covers on securities sold short and $12,526,000 of securities sold short.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

6. Investment Transactions (Continued)

For the period ending December 31, 2015, the cost of U.S. government securities purchased and proceeds from U.S. government securities sold (not including short-term investments) by the Accounts were as follows (amounts shown in thousands):

	Purchases	Sales
Balanced Account	$9,636	$9,386
Bond & Mortgage Securities Account	181,240	178,332
Bond Market Index Account	1,317,755	1,213,455
Government & High Quality Bond Account	10,095	16,185
Income Account	6,446	18
Short-Term Income Account	—	1,999

In addition Bond Market Index Account had $6,759,000 of covers on U.S. government securities sold short and $6,757,000 of U.S. government securities sold short.

Diversified International Account and Short-Term Income Account had in-kind-redemptions during the year ended December 31, 2015. The in-kind-redemptions resulted in distributions of securities with a value of $84,478,000 and $77,560,000 and realized gains of $17,143,000 and $106,000, respectively. The realized gain is included in net realized gain (loss) from investment transactions on the statement of operations.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

7. Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for the periods ended December 31, 2015 and December 31, 2014 were as follows (amounts in thousands):

			Long-Term
	Ordinary Income		Capital Gain*			Section 1250 Gain^
	2015	2014	2015		2014	2015	2014
Balanced Account	$1,171	$877	$2,911	$	— $	— $	—
Bond & Mortgage Securities Account	9,627	9,821	—		—	—	—
Bond Market Index Account	28,036	16,426	—		—	—	—
Diversified Balanced Account	11,110	9,534	10,846		8,996	—	—
Diversified Balanced Managed Volatility Account	1,016	3	883		5	—	—
Diversified Growth Account	32,652	25,946	38,518		31,845	—	—
Diversified Growth Managed Volatility Account	2,237	16	2,038		28	—	—
Diversified Income Account	1,504	904	1,228		704	—	—
Diversified International Account	7,420	10,568	—		—	—	—
Equity Income Account	14,128	15,602	—		—	—	—
Government & High Quality Bond Account	9,988	12,602	404		—	—	—
Income Account	11,813	12,657	—		—	—	—
International Emerging Markets Account	1,655	1,021	—		—	—	—
LargeCap Growth Account	173	666	—		—	—	—
LargeCap Growth Account I	3,092	4,335	34,617		39,651	—	—
LargeCap S&P 500 Index Account	31,696	25,143	21,433		34,910	—	—
LargeCap S&P 500 Managed Volatility Index Account	237	2,074	330		1,842	—	—
LargeCap Value Account	8,223	3,512	12,279		23,015	—	—
MidCap Account	3,428	3,262	70,945		57,283	—	—
Principal Capital Appreciation Account	482	2,271	2,910		5,052	—	—
Principal LifeTime 2010 Account	986	1,067	—		—	—	—
Principal LifeTime 2020 Account	6,410	5,146	8,204		4,522	—	—
Principal LifeTime 2030 Account	3,343	2,808	4,150		17,044	—	—
Principal LifeTime 2040 Account	1,187	806	1,575		2,698	—	—
Principal LifeTime 2050 Account	787	471	886		1,847	—	—
Principal LifeTime 2060 Account	23	1	31		1	—	—
Principal LifeTime Strategic Income Account	608	766	—		—	—	—
Real Estate Securities Account	2,450	2,399	4,755		—	239	—
SAM Balanced Portfolio	26,872	29,328	64,637		130,737	—	—
SAM Conservative Balanced Portfolio	7,193	7,045	10,039		18,925	—	—
SAM Conservative Growth Portfolio	6,858	5,041	19,168		35,293	—	—
SAM Flexible Income Portfolio	8,698	9,416	5,225		12,090	—	—
SAM Strategic Growth Portfolio	5,459	4,097	17,641		35,588	—	—
Short-Term Income Account	4,459	4,274	—		—	—	—
SmallCap Blend Account	476	224	6,648		1,866	—	—

*The Accounts designate these distributions as long-term capital gain dividends per IRC Sec. 852(b)(3)(C) in the 20-percent group (which may be taxed at a 20-percent rate, a 15-percent rate or a 0-percent rate, depending on the shareholder’s taxable income).

^Unrecaptured Section 1250 gains are gains from the sale of depreciable property that are subject to a maximum tax rate of 25%.

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

NOTES TO FINANCIAL STATEMENTS

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2015

7. Federal Tax Information (Continued)

Distributable Earnings. As of December 31, 2015, the components of distributable earnings on a federal tax basis were as follows (amounts in thousands):

	Undistributed	Undistributed		Net Unrealized	Other	Total
	Ordinary	Long-Term	Accumulated	Appreciation	Temporary	Accumulated
	Income	Capital Gains	Losses	(Depreciation)	Differences*	Earnings (Deficit)
Balanced Account	$844	$2,308	$—	$2,374	$—	$5,526
Bond & Mortgage Securities Account	9,410	—	(36,155)	(7,674)	17	(34,402)
Bond Market Index Account	37,263	—	(5,501)	(13,227)	—	18,535
Diversified Balanced Account	13,975	9,752	—	131,195	—	154,922
Diversified Balanced Managed Volatility Account	1,068	886	—	(1,513)	—	441
Diversified Growth Account	42,881	38,431	—	354,974	—	436,286
Diversified Growth Managed Volatility Account	1,722	2,053	—	(3,480)	—	295
Diversified Income Account	2,345	1,313	—	7,906	—	11,564
Diversified International Account	5,956	—	(97,737)	24,287	—	(67,494)
Equity Income Account	14,477	26,547	—	178,614	—	219,638
Government & High Quality Bond Account	9,147	—	(22,657)	(2,887)	(60)	(16,457)
Income Account	10,626	—	(1,973)	404	—	9,057
International Emerging Markets Account	1,002	—	(24,772)	(4,738)	—	(28,508)
LargeCap Growth Account	284	—	(12,361)	27,541	—	15,464
LargeCap Growth Account I	—	19,879	—	61,783	(40)	81,622
LargeCap S&P 500 Index Account	36,546	52,535	—	473,797	—	562,878
LargeCap S&P 500 Managed Volatility Index Account	2,772	1,622	—	4,355	(4,496)	4,253
LargeCap Value Account	2,630	4,153	—	14,154	—	20,937
MidCap Account	2,759	100,852	—	173,434	—	277,045
Money Market Account	—	—	(8)	—	—	(8)
Multi-Asset Income Account	—	—	—	(1)	—	(1)
Principal Capital Appreciation Account	1,744	1,187	—	31,117	—	34,048
Principal LifeTime 2010 Account	900	244	—	259	—	1,403
Principal LifeTime 2020 Account	3,878	6,403	—	(1,131)	—	9,150
Principal LifeTime 2030 Account	2,132	4,803	—	27	—	6,962
Principal LifeTime 2040 Account	752	1,760	—	(910)	—	1,602
Principal LifeTime 2050 Account	375	1,040	—	(146)	—	1,269
Principal LifeTime 2060 Account	29	80	—	(144)	—	(35)
Principal LifeTime Strategic Income Account	626	—	(133)	266	—	759
Real Estate Securities Account	2,560	13,725	—	44,714	—	60,999
SAM Balanced Portfolio	16,569	48,124	—	49,469	—	114,162
SAM Conservative Balanced Portfolio	5,225	7,819	—	5,240	—	18,284
SAM Conservative Growth Portfolio	4,022	15,685	—	11,878	—	31,585
SAM Flexible Income Portfolio	7,106	4,130	—	5,901	—	17,137
SAM Strategic Growth Portfolio	3,369	12,907	—	2,114	—	18,390
Short-Term Income Account	3,579	—	(16,882)	(1,004)	(24)	(14,331)
SmallCap Blend Account	620	8,408	—	(354)	—	8,674

*Represents book-to-tax accounting differences.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

7. Federal Tax Information (Continued)

Capital Loss Carryforwards. For federal income tax purposes, capital loss carryforwards are losses that can be used to offset future capital gains of the Accounts. At December 31, 2015, the Accounts had approximate net capital loss carryforwards as follows (amounts in thousands):

	Net Capital Loss Carryforward Expiring In:			No Expiration
	2016	2017	2018	Short-Term Long-Term		Total
Bond & Mortgage Securities Account	$10,511	$23,287	$—	$941	$1,416	$36,155
Bond Market Index Account	—	—	—	—	5,501	5,501
Diversified International Account	—	97,737	—	—	—	97,737
Government & High Quality Bond Account	18,770	3,887	—	—	—	22,657
Income Account	—	389	1,584	—	—	1,973
International Emerging Markets Account	—	16,991	—	7,781	—	24,772
LargeCap Growth Account	—	12,361	—	—	—	12,361
Money Market Account	4	4	—	—	—	8
Principal LifeTime Strategic Income Account	—	—	133	—	—	133
Short-Term Income Account	8,447	8,298	—	137	—	16,882

Capital losses generated in taxable years beginning after the enactment date of the Regulated Investment Company Modernization Act of 2010, December 22, 2010, will be carried forward with no expiration and with the character of the loss retained. These capital losses must be fully utilized before the pre-enactment capital loss carryforwards listed in the table above.

As of December 31, 2015, the following Accounts utilized capital loss carryforwards as follows (amounts in thousands):

Utilized
Diversified International Account	$13,070
Equity Income Account	3,348
Income Account	1,409
LargeCap Growth Account	4,958
Money Market Account	1
Principal LifeTime 2010 Account	1,010
Principal LifeTime Strategic Income Account	703

Late-Year Losses. A regulated investment company may elect to treat any portion of its qualified late-year loss as arising on the first day of the next taxable year. Qualified late-year losses are certain capital and ordinary losses which occur during the portion of the Account’s taxable year subsequent to October 31. For the taxable year ended December 31, 2015, the Accounts do not plan to defer any late-year losses.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

7. Federal Tax Information (Continued)

Reclassification of Capital Accounts. The Accounts may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Accounts. The reclassifications are a result of permanent differences between GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Accounts’ distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2015, the Accounts recorded reclassifications as follows (amounts in thousands):

	Accumulated	Accumulated
	Undistributed Net	Net Realized
	Investment Income	Gain on Investments	Paid in Capital
Balanced Account	$31	$(31)	$—
Bond & Mortgage Securities Account	774	(774)	—
Bond Market Index Account	4,427	(4,427)	—
Diversified International Account	411	(17,215)	16,804
Equity Income Account	(2,171)	2,172	(1)
Government & High Quality Bond Account	1,152	(1,152)	—
Income Account	1,060	(1,060)	—
International Emerging Markets Account	(12)	12	—
LargeCap Growth Account I	14	1	(15)
LargeCap S&P 500 Index Account	(43)	43	—
LargeCap S&P 500 Managed Volatility Index Account	(1)	1	—
MidCap Account	(117)	117	—
Principal Capital Appreciation Account	—	(1,102)	1,102
Short-Term Income Account	—	(106)	106
SmallCap Blend Account	45	(150)	105

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

7. Federal Tax Information (Continued)

Federal Income Tax Basis. At December 31, 2015, the net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the Accounts were as follows (amounts in thousands):

	Unrealized	Unrealized	Net Unrealized	Cost for Federal
	Appreciation	(Depreciation)	Appreciation (Depreciation)	Income Tax Purposes
Balanced Account	$3,717	$(1,343)	$2,374	$43,244
Bond & Mortgage Securities Account	2,364	(10,038)	(7,674)	321,134
Bond Market Index Account	12,526	(25,752)	(13,226)	2,120,004
Diversified Balanced Account	139,413	(8,217)	131,196	900,188
Diversified Balanced Managed Volatility Account	1,623	(3,136)	(1,513)	139,939
Diversified Growth Account	407,329	(52,356)	354,973	2,847,356
Diversified Growth Managed Volatility Account	3,594	(7,074)	(3,480)	256,161
Diversified Income Account	9,878	(1,973)	7,905	190,913
Diversified International Account	40,890	(16,453)	24,437	249,466
Equity Income Account	202,458	(23,844)	178,614	357,968
Government & High Quality Bond Account	5,217	(8,104)	(2,887)	289,756
Income Account	9,202	(8,798)	404	255,905
International Emerging Markets Account	5,923	(10,659)	(4,736)	90,124
LargeCap Growth Account	29,752	(2,211)	27,541	92,124
LargeCap Growth Account I	67,823	(6,040)	61,783	190,455
LargeCap S&P 500 Index Account	556,409	(82,613)	473,796	1,563,452
LargeCap S&P 500 Managed Volatility Index Account	14,735	(10,236)	4,499	160,950
LargeCap Value Account	18,982	(4,827)	14,155	138,664
MidCap Account	196,082	(22,648)	173,434	458,226
Money Market Account	—	—	—	285,266
Multi-Asset Income Account	—	(1)	(1)	20
Principal Capital Appreciation Account	38,224	(7,107)	31,117	131,432
Principal LifeTime 2010 Account	2,211	(1,951)	260	40,878
Principal LifeTime 2020 Account	10,556	(11,687)	(1,131)	192,154
Principal LifeTime 2030 Account	6,086	(6,059)	27	116,699
Principal LifeTime 2040 Account	2,007	(2,917)	(910)	46,187
Principal LifeTime 2050 Account	1,207	(1,353)	(146)	23,689
Principal LifeTime 2060 Account	14	(159)	(145)	2,247
Principal LifeTime Strategic Income Account	1,245	(979)	266	24,191
Real Estate Securities Account	46,175	(1,461)	44,714	115,530
SAM Balanced Portfolio	76,195	(26,726)	49,469	780,170
SAM Conservative Balanced Portfolio	11,323	(6,083)	5,240	206,169
SAM Conservative Growth Portfolio	25,775	(13,897)	11,878	285,945
SAM Flexible Income Portfolio	11,747	(5,846)	5,901	216,089
SAM Strategic Growth Portfolio	17,295	(15,181)	2,114	235,961
Short-Term Income Account	689	(1,693)	(1,004)	160,728
SmallCap Blend Account	20,646	(21,000)	(354)	210,117

8. Subsequent Events

Management has evaluated events and transactions that have occurred through the date the financial statements were issued that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

Schedule of Investments
Balanced Account
December 31, 2015

COMMON STOCKS - 60.62%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Advertising - 0.11%			Beverages (continued)
Interpublic Group of Cos Inc/The	820	$19	Anheuser-Busch InBev SA/NV ADR	222	$28
WPP PLC ADR	240	28	Dr Pepper Snapple Group Inc	1,850	172
		$47	PepsiCo Inc	1,250	125
					$353
Aerospace & Defense - 2.71%
Boeing Co/The	1,880	272	Biotechnology - 2.73%
General Dynamics Corp	3,900	536	AMAG Pharmaceuticals Inc (a)	50	2
Northrop Grumman Corp	1,389	262	Amgen Inc	3,750	609
Orbital ATK Inc	200	18	Bellicum Pharmaceuticals Inc (a)	340	7
Raytheon Co	440	55	Charles River Laboratories International Inc(a)	578	47

Safran SA ADR	708	12
Spirit AeroSystems Holdings Inc (a)	900	45	CSL Ltd ADR	1,520	58
		$1,200	Epizyme Inc (a)	310	5
			Exact Sciences Corp (a)	565	5
Agriculture - 1.09%			Genocea Biosciences Inc (a)	965	5
Archer-Daniels-Midland Co	8,087	297	Gilead Sciences Inc	4,340	439
British American Tobacco PLC ADR	498	55	Intercept Pharmaceuticals Inc (a)	30	5
Bunge Ltd	440	30	Spark Therapeutics Inc (a)	120	5
Japan Tobacco Inc	1,265	46	Ultragenyx Pharmaceutical Inc (a)	120	13
Philip Morris International Inc	635	56	Versartis Inc (a)	560	7
		$484			$1,207

Airlines - 0.39%			Building Materials - 0.50%
Delta Air Lines Inc	2,208	112	Masco Corp	3,630	103
Ryanair Holdings PLC ADR	389	33	Owens Corning	1,130	53
Virgin America Inc (a)	720	26
			Universal Forest Products Inc	450	31
		$171	US Concrete Inc (a)	640	33
Apparel - 0.12%					$220
G-III Apparel Group Ltd (a)	380	17
			Chemicals - 1.17%
Skechers U.S.A. Inc (a)	1,230	37
			Dow Chemical Co/The	2,700	139
		$54	Lonza Group AG ADR(a)	1,041	17
Automobile Manufacturers - 0.63%			LyondellBasell Industries NV	4,160	361
Ford Motor Co	7,000	99			$517
General Motors Co	3,120	106	Commercial Services - 1.75%
Toyota Motor Corp ADR	598	73	ABM Industries Inc	1,720	49
		$278	Equifax Inc	3,840	428
Automobile Parts & Equipment - 1.25%			KAR Auction Services Inc	1,387	51
Allison Transmission Holdings Inc	710	18	Korn/Ferry International	1,140	38
Bridgestone Corp ADR	1,687	29	ManpowerGroup Inc	470	40
			Navigant Consulting Inc (a)	1,080	17
Cooper Tire & Rubber Co	1,322	50
Goodyear Tire & Rubber Co/The	7,030	230	Ritchie Bros Auctioneers Inc	477	11
Lear Corp	1,548	190	ServiceMaster Global Holdings Inc (a)	740	29
Visteon Corp (a)	310	36	TAL Education Group ADR(a)	593	28
			Team Health Holdings Inc (a)	580	25
		$553
			Total System Services Inc	1,200	60
Banks - 5.10%					$776
Bank of America Corp	910	15
Bank of Montreal	566	32	Computers - 4.54%
Central Pacific Financial Corp	1,520	33	Accenture PLC - Class A	4,453	465
Chemical Financial Corp	900	31	Amdocs Ltd	1,543	84
Citigroup Inc	1,560	81	Apple Inc	10,002	1,053
			CACI International Inc (a)	500	46
Goldman Sachs Group Inc/The	80	14	Manhattan Associates Inc (a)	700	46
Hanmi Financial Corp	873	21
Huntington Bancshares Inc/OH	1,260	14	NetApp Inc	1,950	52
			NetScout Systems Inc (a)	870	27
ICICI Bank Ltd ADR	3,782	30	Sykes Enterprises Inc (a)	830	26
JPMorgan Chase & Co	10,069	665	Synopsys Inc (a)	4,576	209
Mitsubishi UFJ Financial Group Inc ADR	4,051	25
Mizuho Financial Group Inc ADR	12,118	49			$2,008
Nordea Bank AB ADR	2,124	24	Cosmetics & Personal Care - 0.25%
PacWest Bancorp	350	15	Procter & Gamble Co/The	590	47
PrivateBancorp Inc	930	38	Svenska Cellulosa AB SCA ADR	902	26
Royal Bank of Canada	629	34	Unilever NV - NY shares	933	40
SunTrust Banks Inc	6,270	268			$113
Svenska Handelsbanken AB ADR	3,592	24
Toronto-Dominion Bank/The	1,033	40	Diversified Financial Services - 1.47%
Union Bankshares Corp	470	12	CBOE Holdings Inc	800	52
Wells Fargo & Co	13,080	711	CoreLogic Inc/United States (a)	3,780	128
Wilshire Bancorp Inc	2,650	31	Houlihan Lokey Inc	1,180	31
Wintrust Financial Corp	990	48	Macquarie Group Ltd ADR	890	54
		$2,255	ORIX Corp ADR	400	28
			Synchrony Financial (a)	11,790	358
Beverages - 0.80%					$651
Ambev SA ADR	6,369	28

See accompanying notes.

Schedule of Investments
Balanced Account
December 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Electric - 1.16%			Insurance (continued)
Ameren Corp	1,150	$50	Reinsurance Group of America Inc	200	$17
Avista Corp	1,541	54	Sampo Oyj ADR	1,181	30
Enel SpA ADR	6,185	26	Travelers Cos Inc/The	1,110	125
Exelon Corp	2,130	59			$623
FirstEnergy Corp	4,920	156
Iberdrola SA ADR	1,087	31	Internet - 3.41%
			Alphabet Inc - A Shares (a)	516	401
Korea Electric Power Corp ADR	1,313	28	Alphabet Inc - C Shares (a)	540	410
Public Service Enterprise Group Inc	2,880	111	Amazon.com Inc (a)	541	366
		$515
			CDW Corp/DE	1,250	52
Electronics - 0.62%			Expedia Inc	1,310	163
Honeywell International Inc	1,200	124	Facebook Inc (a)	770	81
Hoya Corp ADR	863	36	Rapid7 Inc (a)	179	3
Keysight Technologies Inc (a)	1,960	56	Tencent Holdings Ltd ADR	1,699	33
Murata Manufacturing Co Ltd ADR	1,028	37			$1,509
Omron Corp ADR	607	20
		$273	Machinery - Construction & Mining - 0.06%
			Mitsubishi Electric Corp ADR	1,342	28
Engineering & Construction - 0.48%
Dycom Industries Inc (a)	230	16

EMCOR Group Inc	1,180	57	Media - 1.37%
Jacobs Engineering Group Inc (a)	1,460	61	Comcast Corp - Class A	9,910	559
			ITV PLC ADR	1,123	46
Vinci SA ADR	4,853	78
					$605
		$212
			Mining - 0.03%
Entertainment - 0.39%			South32 Ltd ADR(a)	3,708	14
Isle of Capri Casinos Inc (a)	1,284	18
Marriott Vacations Worldwide Corp	650	37
Vail Resorts Inc	915	117	Miscellaneous Manufacturers - 0.43%
		$172	FUJIFILM Holdings Corp ADR	1,147	48
			General Electric Co	4,520	141
Food - 2.35%					$189
Cal-Maine Foods Inc	468	22
Campbell Soup Co	3,210	169	Oil & Gas - 3.22%
Delhaize Group ADR	942	23	Apache Corp	680	30
Ingredion Inc	1,030	99	Canadian Natural Resources Ltd	1,022	22
Kroger Co/The	13,322	557	Carrizo Oil & Gas Inc (a)	380	11
Nestle SA ADR	815	60	Chevron Corp	110	10
SUPERVALU Inc (a)	2,860	19	ConocoPhillips	820	38
Tyson Foods Inc	1,704	91	Ensco PLC	6,970	107
		$1,040	EP Energy Corp (a)	6,200	27
			Exxon Mobil Corp	2,850	222
Gas - 0.37%			Newfield Exploration Co (a)	1,580	52
NiSource Inc	7,200	140	Noble Corp plc	5,390	57
Southwest Gas Corp	470	26	PDC Energy Inc (a)	390	21
		$166	Suncor Energy Inc	1,009	26
Healthcare - Products - 0.20%			Tesoro Corp	2,996	316
EndoChoice Holdings Inc (a)	610	5	Valero Energy Corp	6,870	486
ICU Medical Inc (a)	300	34			$1,425
K2M Group Holdings Inc (a)	930	18
Nevro Corp (a)	350	24	Oil & Gas Services - 0.29%
			Cameron International Corp (a)	1,780	113
STAAR Surgical Co (a)	830	6
			Matrix Service Co (a)	840	17
		$87			$130

Healthcare - Services - 2.10%			Packaging & Containers - 0.03%
Aetna Inc	570	62	Rexam PLC ADR	318	14
Anthem Inc	2,907	405
Centene Corp (a)	1,950	128
Fresenius SE & Co KGaA ADR	1,588	28	Pharmaceuticals - 4.93%
HCA Holdings Inc (a)	3,017	204	AbbVie Inc	350	21
HealthSouth Corp	1,229	43	Anacor Pharmaceuticals Inc (a)	70	8
ICON PLC (a)	320	25	Array BioPharma Inc (a)	950	4
Natera Inc (a)	320	4	Bayer AG ADR	197	25
Teladoc Inc (a)	290	5	Cardinal Health Inc	6,471	578
UnitedHealth Group Inc	210	25	Eli Lilly & Co	2,360	199
		$929	FibroGen Inc (a)	340	10
			Johnson & Johnson	760	78
Insurance - 1.41%			McKesson Corp	811	160
American Financial Group Inc/OH	740	53	Nektar Therapeutics (a)	630	11
AmTrust Financial Services Inc	231	14	Neurocrine Biosciences Inc (a)	280	16
Argo Group International Holdings Ltd	438	26	Novartis AG ADR	580	50
Berkshire Hathaway Inc - Class B (a)	280	37
			Novo Nordisk A/S ADR	1,360	79
Everest Re Group Ltd	1,470	269	Pfizer Inc	20,150	650
Hannover Rueck SE ADR	670	39	PRA Health Sciences Inc (a)	850	38
Prudential PLC ADR	279	13	Prestige Brands Holdings Inc (a)	1,170	60

See accompanying notes.

Schedule of Investments
Balanced Account
December 31, 2015

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)

Pharmaceuticals (continued)			Telecommunications (continued)
Proteon Therapeutics Inc (a)	520	$8	Verizon Communications Inc	926	$43
Relypsa Inc (a)	330	9			$1,120
Revance Therapeutics Inc (a)	250	8
Roche Holding AG ADR	2,202	76	Transportation - 0.30%
Shire PLC ADR	263	54	Canadian National Railway Co	887	50
Teva Pharmaceutical Industries Ltd ADR	607	40	Canadian Pacific Railway Ltd	174	22
		$2,182	East Japan Railway Co ADR	911	14
			Matson Inc	890	38
Pipelines - 0.06%			Navigator Holdings Ltd (a)	800	11
TransCanada Corp	788	26			$135
			TOTAL COMMON STOCKS		$26,827
Real Estate - 0.33%			INVESTMENT COMPANIES - 1.44%	Shares Held	Value(000	's)
Brookfield Asset Management Inc	3,185	100	Publicly Traded Investment Fund - 1.44%
Jones Lang LaSalle Inc	280	45	BlackRock Liquidity Funds FedFund Portfolio	636,314	636
		$145

REITS - 2.69%			TOTAL INVESTMENT COMPANIES		$636
Apartment Investment & Management Co	2,530	101		Principal
Equity Residential	5,820	475	BONDS- 24.51%	Amount (000's)	Value(000	's)
Extra Space Storage Inc	1,252	110	Advertising - 0.01%
First Industrial Realty Trust Inc	1,740	38	MDC Partners Inc
Highwoods Properties Inc	1,230	54	6.75%, 04/01/2020(b)	$5	$5
QTS Realty Trust Inc	1,020	46
Regency Centers Corp	1,220	83
Simon Property Group Inc	1,309	255	Aerospace & Defense - 0.15%
UDR Inc	790	30	Air 2 US
			8.03%, 10/01/2020(b)	15	16
		$1,192
			BAE Systems Holdings Inc
Retail - 3.93%			2.85%, 12/15/2020(b)	15	15
AutoNation Inc (a)	710	42	3.85%, 12/15/2025(b)	10	10
CK Hutchison Holdings Ltd ADR	3,078	41	Lockheed Martin Corp
CVS Health Corp	1,610	158	2.50%, 11/23/2020	5	5
Darden Restaurants Inc	4,560	290	3.55%, 01/15/2026	15	15
Foot Locker Inc	4,210	274	4.70%, 05/15/2046	5	5
Lowe's Cos Inc	3,990	303			$66
Office Depot Inc (a)	6,581	37
O'Reilly Automotive Inc (a)	320	81	Agriculture - 0.25%
Pandora A/S ADR	1,060	33	Altria Group Inc
Red Robin Gourmet Burgers Inc (a)	367	23	2.85%, 08/09/2022	5	5
Rite Aid Corp (a)	5,200	41	4.50%, 05/02/2043	10	9
Target Corp	5,724	416	BAT International Finance PLC
			2.75%, 06/15/2020(b)	10	10
		$1,739
			Philip Morris International Inc
Semiconductors - 0.48%			4.38%, 11/15/2041	10	10
ARM Holdings PLC ADR	635	29	Pinnacle Operating Corp
Intel Corp	4,660	161	9.00%, 11/15/2020(b)	10	9
Qorvo Inc (a)	422	21	Reynolds American Inc
		$211	3.25%, 11/01/2022	20	20
			4.45%, 06/12/2025	15	16
Software - 2.84%
Appfolio Inc (a)	350	5	5.70%, 08/15/2035	15	16
Aspen Technology Inc (a)	960	36	5.85%, 08/15/2045	15	17
Atlassian Corp PLC (a)	181	5			$112
Black Knight Financial Services Inc (a)	720	24	Airlines - 0.20%
Broadridge Financial Solutions Inc	1,539	83	Air Canada
Electronic Arts Inc (a)	5,385	370	6.75%, 10/01/2019(b)	10	10
Fiserv Inc (a)	914	84	American Airlines 2014-1 Class A Pass
Instructure Inc (a)	231	5	Through Trust
Microsoft Corp	10,560	586	3.70%, 04/01/2028	9	9
MINDBODY Inc (a)	820	12	American Airlines 2015-1 Class A Pass
Oracle Corp	1,340	49	Through Trust
		$1,259	3.38%, 11/01/2028	20	19

Telecommunications - 2.53%			United Airlines 2014-1 Class A Pass Through
ARRIS International PLC (a)	1,500	46	Trust
AT&T Inc	3,700	127	4.00%, 10/11/2027	15	15

BT Group PLC ADR	906	31	United Airlines 2014-1 Class B Pass Through
China Mobile Ltd ADR	541	31	Trust
Cisco Systems Inc	17,860	485	4.75%, 10/11/2023	10	10

Deutsche Telekom AG ADR	2,039	37	United Airlines 2014-2 Class A Pass Through
Juniper Networks Inc	3,760	104	Trust
KDDI Corp ADR	5,735	74	3.75%, 03/03/2028	15	15

Nippon Telegraph & Telephone Corp ADR	2,594	103	US Airways 2001-1G Pass Through Trust
Plantronics Inc	830	39	7.08%, 09/20/2022	1	2

See accompanying notes.

Schedule of Investments
Balanced Account
December 31, 2015

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Airlines (continued)			Banks- 2.77%
US Airways 2013-1 Class A Pass Through			Associated Banc-Corp
Trust			2.75%, 11/15/2019	$10	$10
3.95%, 05/15/2027	$9	$9	4.25%, 01/15/2025	20	20
		$89	5.13%, 03/28/2016	65	65
			Bank of America Corp
Apparel - 0.05%			3.95%, 04/21/2025	15	15
NIKE Inc			4.10%, 07/24/2023	10	10
3.88%, 11/01/2045	25	24	4.20%, 08/26/2024	20	20
			4.25%, 10/22/2026	31	31
Automobile Asset Backed Securities - 2.86%			6.10%, 12/29/2049(c),(d)	10	10
AmeriCredit Automobile Receivables Trust			Bank of New York Mellon Corp/The
2014-2			4.95%, 12/29/2049(c),(d)	45	44
0.56%, 10/10/2017(c)	6	6	CIT Group Inc
AmeriCredit Automobile Receivables Trust			3.88%, 02/19/2019	10	10
2015-3			Citizens Financial Group Inc
0.79%, 01/08/2019(c)	100	100	4.30%, 12/03/2025	20	20
Capital Auto Receivables Asset Trust 2014-2			City National Corp/CA
1.26%, 05/21/2018(c)	275	275	5.25%, 09/15/2020	15	17
Capital Auto Receivables Asset Trust 2015-2			First Horizon National Corp
0.80%, 10/20/2017(c)	150	150	3.50%, 12/15/2020	20	20
CarMax Auto Owner Trust 2014-3			Goldman Sachs Group Inc/The
0.55%, 08/15/2017	13	13	2.38%, 01/22/2018	100	101
CarMax Auto Owner Trust 2015-2			2.55%, 10/23/2019	20	20
0.61%, 06/15/2018(c)	186	186	2.60%, 04/23/2020	5	5
Chesapeake Funding LLC			3.50%, 01/23/2025	10	10
1.52%, 04/07/2024(b),(c)	44	44	3.85%, 07/08/2024	10	10
Drive Auto Receivables Trust 2015-D			4.25%, 10/21/2025	75	74
1.20%, 06/15/2018(b),(c)	360	360	5.15%, 05/22/2045	30	29
Honda Auto Receivables 2015-3 Owner			5.38%, 03/15/2020	15	16
Trust			5.38%, 12/29/2049(c),(d)	25	25
0.92%, 11/20/2017	100	100	6.00%, 06/15/2020	15	17
			6.75%, 10/01/2037	10	12
Santander Drive Auto Receivables Trust 2014-2			JPMorgan Chase & Co
0.80%, 04/16/2018(c)	30	30	1.63%, 05/15/2018	35	35
		$1,264	4.40%, 07/22/2020	50	53
			4.50%, 01/24/2022	5	5
Automobile Floor Plan Asset Backed Securities - 0.17%			4.95%, 06/01/2045	20	20
GE Dealer Floorplan Master Note Trust			5.00%, 12/29/2049(c),(d)	20	19
0.78%, 07/20/2019(c)	75	75
			Morgan Stanley
			1.75%, 02/25/2016	15	15
Automobile Manufacturers - 0.71%			2.38%, 07/23/2019	60	60
American Honda Finance Corp			2.65%, 01/27/2020	5	5
2.45%, 09/24/2020	15	15	4.00%, 07/23/2025	20	21
Ford Motor Co			4.10%, 05/22/2023	70	71
4.75%, 01/15/2043	15	14	5.00%, 11/24/2025	30	32
			5.55%, 12/29/2049(c),(d)	10	10
7.40%, 11/01/2046	15	18
General Motors Co			Royal Bank of Scotland Group PLC
3.50%, 10/02/2018	60	61	5.13%, 05/28/2024	5	5
4.88%, 10/02/2023	10	10	6.13%, 12/15/2022	5	5
			Santander UK Group Holdings PLC
General Motors Financial Co Inc			4.75%, 09/15/2025(b)	200	197
3.25%, 05/15/2018	30	30
3.45%, 04/10/2022	10	10	Wells Fargo & Co
Hyundai Capital America			2.60%, 07/22/2020	5	5
2.55%, 02/06/2019(b)	60	59	3.90%, 05/01/2045	10	9
Navistar International Corp			4.90%, 11/17/2045	10	10
8.25%, 11/01/2021	40	27	5.87%, 12/29/2049(c),(d)	15	16
			5.90%, 12/29/2049(c),(d)	20	20
Nissan Motor Acceptance Corp
0.97%, 03/03/2017(b),(c)	30	30			$1,224
Toyota Motor Credit Corp
0.71%, 01/17/2019(c)	25	25	Beverages - 0.18%
			Anheuser-Busch Cos LLC
2.00%, 10/24/2018	15	15	5.60%, 03/01/2017	25	26
		$314	Constellation Brands Inc
Automobile Parts & Equipment - 0.05%			3.75%, 05/01/2021	20	20
Dana Holding Corp			4.25%, 05/01/2023	5	5
5.50%, 12/15/2024	5	5	Corp Lindley SA
			6.75%, 11/23/2021(b)	15	17
6.00%, 09/15/2023	5	5
Lear Corp			6.75%, 11/23/2021	10	11
5.25%, 01/15/2025	10	10			$79
		$20	Biotechnology - 0.33%
			Celgene Corp
			2.13%, 08/15/2018	25	25

See accompanying notes.

Schedule of Investments
Balanced Account
December 31, 2015

Principal					Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)		Amount (000's) Value (000's)

Biotechnology (continued)			Commercial Mortgage Backed Securities (continued)
Celgene Corp (continued)			GE Commercial Mortgage Corp Series 2007-
2.88%, 08/15/2020	$15	$15	C1 Trust
3.88%, 08/15/2025	5	5	5.61%, 12/10/2049(c)		$100	$102
4.63%, 05/15/2044	5	5	GS Mortgage Securities Trust 2013-GCJ12
5.00%, 08/15/2045	10	10	3.78%, 06/10/2046(c)		25	25
5.25%, 08/15/2043	5	5	GS Mortgage Securities Trust 2015-GC34
Genzyme Corp			3.51%, 10/10/2048(c)		125	125
5.00%, 06/15/2020	15	17	JP Morgan Chase Commercial Mortgage
Gilead Sciences Inc			Securities Trust 2006-CIBC17
2.55%, 09/01/2020	30	30	5.43%, 12/12/2043		24	24
3.05%, 12/01/2016	10	10	LB-UBS Commercial Mortgage Trust 2007-
3.65%, 03/01/2026	15	15	C2
4.60%, 09/01/2035	5	5	5.43%, 02/15/2040		8	8
4.75%, 03/01/2046	5	5	Morgan Stanley Bank of America Merrill
		$147	Lynch Trust 2013-C9
			3.46%, 05/15/2046		25	25
Building Materials - 0.33%			Morgan Stanley Bank of America Merrill
Boise Cascade Co			Lynch Trust 2014-C18
6.38%, 11/01/2020	5	5	4.44%, 10/15/2047(c)		50	52
CRH America Inc			UBS Commercial Mortgage Trust 2012-C1
8.13%, 07/15/2018	45	51	3.40%, 05/10/2045(c)		55	56
Martin Marietta Materials Inc
1.70%, 06/30/2017(c)	65	65	UBS-Barclays Commercial Mortgage Trust
			2013	-C5
4.25%, 07/02/2024	15	15	3.18%, 03/10/2046(c)		15	15
Norbord Inc
5.38%, 12/01/2020(b)	5	5	Wachovia Bank Commercial Mortgage Trust
			Series 2007-C34
Vulcan Materials Co			5.68%, 05/15/2046(c)		106	110
4.50%, 04/01/2025	5	5	WFRBS Commercial Mortgage Trust 2013-
		$146	C12
			1.44%, 03/15/2048(b),(c)		575	39
Chemicals - 0.21%
A Schulman Inc						$923
6.88%, 06/01/2023(b)	15	15
			Commercial Services - 0.02%
Agrium Inc			Ahern Rentals Inc
3.38%, 03/15/2025	20	18	7.38%, 05/15/2023(b)		5	4
Aruba Investments Inc
8.75%, 02/15/2023(b)	5	5	Jurassic Holdings III Inc
			6.88%, 02/15/2021(b)		5	3
CF Industries Inc						$7
4.95%, 06/01/2043	5	4
5.15%, 03/15/2034	10	9	Computers - 0.37%
Dow Chemical Co/The			Apple Inc
4.38%, 11/15/2042	5	4	0.58%, 05/03/2018(c)		50	50
Eagle Spinco Inc			0.64%, 05/06/2019(c)		10	10
4.63%, 02/15/2021	10	9	2.85%, 05/06/2021		5	5
LYB International Finance BV			3.45%, 02/09/2045		20	17
4.88%, 03/15/2044	10	9	Hewlett Packard Enterprise Co
Monsanto Co			3.60%, 10/15/2020(b)		20	20
3.95%, 04/15/2045	5	4	4.90%, 10/15/2025(b)		5	5
NOVA Chemicals Corp			6.20%, 10/15/2035(b)		15	14
5.00%, 05/01/2025(b)	5	5	6.35%, 10/15/2045(b)		15	14
5.25%, 08/01/2023(b)	10	10	HP Inc
		$92	6.00%, 09/15/2041		10	9
			Seagate HDD Cayman
Commercial Mortgage Backed Securities - 2.09%			4.88%, 06/01/2027(b)		5	4
BCRR Trust 2009-1			5.75%, 12/01/2034(b)		20	14
5.86%, 07/17/2040(b)	25	26
						$162
CD 2006-CD3 Mortgage Trust
5.62%, 10/15/2048	24	24	Consumer Products - 0.01%
Citigroup Commercial Mortgage Trust 2015-			Spectrum Brands Inc
GC27			5.75%, 07/15/2025(b)		5	5
3.14%, 02/10/2048(c)	75	73

Citigroup Commercial Mortgage Trust 2015-			Credit Card Asset Backed Securities - 0.79%
GC29
3.19%, 04/10/2048(c)	50	49	BA Credit Card Trust
			0.60%, 09/16/2019(c)		75	75
4.16%, 04/10/2048(c)	100	93
			0.62%, 01/15/2020(c)		75	75
COMM 2014-CCRE17 Mortgage Trust
4.74%, 05/10/2047(c)	50	51	Barclays Dryrock Issuance Trust
			0.67%, 03/16/2020(c)		100	100

Credit Suisse First Boston Mortgage Securities			Citibank Credit Card Issuance Trust
Corp			0.62%, 08/24/2018(c)		100	100
0.48%, 11/15/2037(b),(c)	40	—
						$350
CSMC Series 2009-RR3
5.34%, 12/15/2043(b),(c)	25	26

See accompanying notes.

Schedule of Investments
Balanced Account
December 31, 2015

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Distribution & Wholesale - 0.05%			Electric (continued)
Global Partners LP / GLP Finance Corp			Electricite de France SA
7.00%, 06/15/2023	$5	$4	2.15%, 01/22/2019(b)	$5	$5
WW Grainger Inc			2.35%, 10/13/2020(b)	65	64
4.60%, 06/15/2045	15	16	3.63%, 10/13/2025(b)	10	10
		$20	4.95%, 10/13/2045(b)	5	5
			Elwood Energy LLC
Diversified Financial Services - 0.78%			8.16%, 07/05/2026	16	17
Aircastle Ltd			Exelon Corp
4.63%, 12/15/2018	5	5	2.85%, 06/15/2020	15	15
5.13%, 03/15/2021	10	10	Florida Power & Light Co
7.63%, 04/15/2020	5	6	4.05%, 06/01/2042	10	10
Ally Financial Inc			4.13%, 02/01/2042	5	5
3.25%, 11/05/2018	5	5	Kentucky Utilities Co
3.60%, 05/21/2018	15	15	3.30%, 10/01/2025	15	15
Credit Acceptance Corp			Louisville Gas & Electric Co
6.13%, 02/15/2021	25	25	3.30%, 10/01/2025	20	20
7.38%, 03/15/2023(b)	5	5
			MidAmerican Energy Co
Denali Borrower LLC / Denali Finance Corp			4.25%, 05/01/2046	10	10
5.63%, 10/15/2020(b)	5	5
			Northern States Power Co/MN
General Electric Capital Corp			3.40%, 08/15/2042	5	5
5.30%, 02/11/2021	70	79	NRG Energy Inc
5.88%, 01/14/2038	10	12	6.25%, 05/01/2024	5	4
Icahn Enterprises LP / Icahn Enterprises			8.25%, 09/01/2020	10	10
Finance Corp			Oncor Electric Delivery Co LLC
6.00%, 08/01/2020	5	5	5.25%, 09/30/2040	5	5
Intercontinental Exchange Inc			Pacific Gas & Electric Co
2.75%, 12/01/2020	15	15	3.50%, 06/15/2025	10	10
3.75%, 12/01/2025	15	15	4.45%, 04/15/2042	5	5
International Lease Finance Corp			PacifiCorp
6.25%, 05/15/2019	5	5	3.85%, 06/15/2021	10	11
National Rural Utilities Cooperative Finance			PPL Electric Utilities Corp
Corp			3.00%, 09/15/2021	5	5
4.75%, 04/30/2043(c)	10	10
			4.75%, 07/15/2043	5	5
Navient Corp			PPL WEM Ltd / Western Power Distribution
6.13%, 03/25/2024	10	8	Ltd
OneMain Financial Holdings Inc			3.90%, 05/01/2016(b)	15	15
7.25%, 12/15/2021(b)	10	10
			5.38%, 05/01/2021(b)	25	27
Springleaf Finance Corp			Public Service Electric & Gas Co
5.25%, 12/15/2019	10	10	4.15%, 11/01/2045	5	5
Synchrony Financial			Puget Energy Inc
2.60%, 01/15/2019	15	15	6.00%, 09/01/2021	15	17
2.70%, 02/03/2020	15	15	Southern California Edison Co
Visa Inc			3.60%, 02/01/2045	15	14
2.20%, 12/14/2020	30	30	4.05%, 03/15/2042	15	15
3.15%, 12/14/2025	15	15	Virginia Electric & Power Co
4.30%, 12/14/2045	25	25	4.00%, 01/15/2043	5	5
		$345	4.65%, 08/15/2043	5	5
Electric - 1.10%			Wisconsin Electric Power Co
Alabama Power Co			4.30%, 12/15/2045	5	5
3.75%, 03/01/2045	10	9			$487
3.85%, 12/01/2042	10	9	Electronics - 0.11%
4.15%, 08/15/2044	15	14	Keysight Technologies Inc
CMS Energy Corp			3.30%, 10/30/2019	20	20
4.70%, 03/31/2043	5	5	4.55%, 10/30/2024	10	9
4.88%, 03/01/2044	5	5	Sanmina Corp
Commonwealth Edison Co			4.38%, 06/01/2019(b)	20	20
3.70%, 03/01/2045	10	9			$49
3.80%, 10/01/2042	5	5
4.35%, 11/15/2045	5	5	Engineering & Construction - 0.05%
4.60%, 08/15/2043	10	10	SBA Tower Trust
Consolidated Edison Co of New York Inc			2.90%, 10/15/2044(b)	25	24
4.50%, 12/01/2045	10	10
4.63%, 12/01/2054	10	10

			Entertainment - 0.35%
Dominion Resources Inc/VA			CCM Merger Inc
3.90%, 10/01/2025	15	15	9.13%, 05/01/2019(b)	20	21

DTE Energy Co			Churchill Downs Inc
6.38%, 04/15/2033	15	18	5.38%, 12/15/2021(b)	35	35

Dynegy Inc
7.38%, 11/01/2022	10	9	Cinemark USA Inc
			4.88%, 06/01/2023	5	5

Edison International			DreamWorks Animation SKG Inc
3.75%, 09/15/2017	10	10	6.88%, 08/15/2020(b)	10	10

See accompanying notes.

Schedule of Investments
Balanced Account
December 31, 2015

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Entertainment (continued)			Healthcare - Services (continued)
Lions Gate Entertainment Corp			Anthem Inc
5.25%, 08/01/2018	$20	$21	3.50%, 08/15/2024	$25	$24
Peninsula Gaming LLC / Peninsula Gaming			4.35%, 08/15/2020	5	5
Corp			4.63%, 05/15/2042	10	10
8.38%, 02/15/2018(b)	5	5	4.65%, 01/15/2043	5	5
Regal Entertainment Group			4.65%, 08/15/2044	5	5
5.75%, 03/15/2022	10	10	Centene Corp
WMG Acquisition Corp			4.75%, 05/15/2022	10	10
6.00%, 01/15/2021(b)	13	13	5.75%, 06/01/2017	14	14
WMG Holdings Corp			Cigna Corp
13.75%, 10/01/2019	35	36	4.00%, 02/15/2022	5	5
		$156	4.38%, 12/15/2020	50	53
			Fresenius Medical Care US Finance II Inc
Environmental Control - 0.06%			5.88%, 01/31/2022(b)	5	5
Republic Services Inc			HCA Inc
3.80%, 05/15/2018	25	26	4.75%, 05/01/2023	10	10
			5.25%, 04/15/2025	20	20
Food- 0.31%			5.88%, 03/15/2022	5	5
BI-LO LLC / BI-LO Finance Corp			Molina Healthcare Inc
9.25%, 02/15/2019(b)	5	5	5.38%, 11/15/2022(b)	5	5
Ingles Markets Inc			MPH Acquisition Holdings LLC
5.75%, 06/15/2023	5	5	6.63%, 04/01/2022(b)	5	5
JBS USA LLC / JBS USA Finance Inc			UnitedHealth Group Inc
5.75%, 06/15/2025(b)	5	4	1.90%, 07/16/2018	10	10
JM Smucker Co/The			4.63%, 07/15/2035	25	26
4.38%, 03/15/2045	20	19	4.75%, 07/15/2045	15	16
Kraft Heinz Foods Co			WellCare Health Plans Inc
2.80%, 07/02/2020(b)	15	15	5.75%, 11/15/2020	25	26
5.00%, 07/15/2035(b)	5	5			$264
5.20%, 07/15/2045(b)	35	37

Post Holdings Inc			Holding Companies - Diversified - 0.01%
7.75%, 03/15/2024(b)	5	5	Argos Merger Sub Inc
			7.13%, 03/15/2023(b)	5	5
Smithfield Foods Inc
5.88%, 08/01/2021(b)	5	5
Wm Wrigley Jr Co			Home Builders - 0.10%
2.40%, 10/21/2018(b)	10	10	Beazer Homes USA Inc
3.38%, 10/21/2020(b)	25	26	6.63%, 04/15/2018	15	15
		$136	Lennar Corp
			4.13%, 12/01/2018	5	5
Forest Products & Paper - 0.05%			4.75%, 11/15/2022(c)	5	5
Domtar Corp			WCI Communities Inc
6.25%, 09/01/2042	20	19	6.88%, 08/15/2021	15	16
Tembec Industries Inc
9.00%, 12/15/2019(b)	5	3	Woodside Homes Co LLC / Woodside Homes
			Finance Inc
		$22	6.75%, 12/15/2021(b)	5	4
Gas- 0.03%					$45
Dominion Gas Holdings LLC			Home Equity Asset Backed Securities - 0.05%
2.80%, 11/15/2020	15	15	Specialty Underwriting & Residential Finance
			Trust Series 2004-BC1
Healthcare - Products - 0.38%			1.19%, 02/25/2035(c)	21	20
Hill-Rom Holdings Inc
5.75%, 09/01/2023(b),(c)	5	5
			Insurance - 1.20%
Kinetic Concepts Inc / KCI USA Inc			ACE INA Holdings Inc
10.50%, 11/01/2018	10	10	2.30%, 11/03/2020	45	45
Mallinckrodt International Finance SA /			3.35%, 05/03/2026	25	25
Mallinckrodt CB LLC
5.63%, 10/15/2023(b)	5	5	American International Group Inc
			3.75%, 07/10/2025	30	30
Medtronic Inc			4.50%, 07/16/2044	45	42
2.50%, 03/15/2020	20	20	CNO Financial Group Inc
4.38%, 03/15/2035	20	20	4.50%, 05/30/2020	15	15
4.63%, 03/15/2045	35	36	Liberty Mutual Group Inc
Universal Hospital Services Inc			7.00%, 03/07/2067(b),(c)	15	14
7.63%, 08/15/2020	10	9	Metropolitan Life Global Funding I
Zimmer Biomet Holdings Inc			2.30%, 04/10/2019(b)	150	150
2.70%, 04/01/2020	35	34	Prudential Financial Inc
3.15%, 04/01/2022	20	20	5.38%, 05/15/2045(c)	25	25
3.55%, 04/01/2025	10	10	Teachers Insurance & Annuity Association of
		$169	America
			4.90%, 09/15/2044(b)	15	15

Healthcare - Services - 0.60%			TIAA Asset Management Finance Co LLC
Aetna Inc			2.95%, 11/01/2019(b)	40	40
2.75%, 11/15/2022	5	5

See accompanying notes.

Schedule of Investments
Balanced Account
December 31, 2015

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Insurance (continued)			Media (continued)
Voya Financial Inc			DIRECTV Holdings LLC / DIRECTV
5.50%, 07/15/2022	$15	$17	Financing Co Inc (continued)
5.65%, 05/15/2053(c)	30	29	6.38%, 03/01/2041	$10	$11
XLIT Ltd			DISH DBS Corp
4.45%, 03/31/2025	60	59	4.25%, 04/01/2018	5	5
5.50%, 03/31/2045	25	23	5.88%, 07/15/2022	15	14
		$529	5.88%, 11/15/2024	5	4
			6.75%, 06/01/2021	5	5
Internet - 0.02%			7.88%, 09/01/2019	10	11
Zayo Group LLC / Zayo Capital Inc			Grupo Televisa SAB
6.00%, 04/01/2023	5	5	6.63%, 01/15/2040	35	36
10.13%, 07/01/2020	3	3	NBCUniversal Media LLC
		$8	2.88%, 01/15/2023	35	35
Iron & Steel - 0.13%			RCN Telecom Services LLC / RCN Capital
			Corp
AK Steel Corp			8.50%, 08/15/2020(b)	10	10
7.63%, 05/15/2020	5	2
ArcelorMittal			Time Warner Cable Inc
8.00%, 10/15/2039(c)	30	20	4.13%, 02/15/2021	10	10
Commercial Metals Co			6.75%, 07/01/2018	5	6
7.35%, 08/15/2018	25	26	Time Warner Inc
Signode Industrial Group Lux SA/Signode			2.10%, 06/01/2019	10	10
Industrial Group US Inc			3.60%, 07/15/2025	10	10
6.38%, 05/01/2022(b)	10	9	3.88%, 01/15/2026	15	15
		$57	4.05%, 12/15/2023	10	10
			4.65%, 06/01/2044	10	9
Leisure Products & Services - 0.02%			4.85%, 07/15/2045	15	14
NCL Corp Ltd			6.25%, 03/29/2041	5	6
4.63%, 11/15/2020(b)	5	5	Univision Communications Inc
5.25%, 11/15/2019(b)	5	5	8.50%, 05/15/2021(b)	10	10
		$10	Viacom Inc
			4.85%, 12/15/2034	15	12
Lodging - 0.08%
Boyd Gaming Corp			WideOpenWest Finance LLC /
6.88%, 05/15/2023	5	5	WideOpenWest Capital Corp
MGM Resorts International			13.38%, 10/15/2019	20	19
6.00%, 03/15/2023	5	5			$418
6.63%, 12/15/2021	5	5	Metal Fabrication & Hardware - 0.00%
10.00%, 11/01/2016	5	5	Wise Metals Intermediate Holdings LLC/Wise
Wyndham Worldwide Corp			Holdings Finance Corp
2.50%, 03/01/2018	15	15	9.75%, PIK 10.50%, 06/15/2019 (b),(e)	10	2
		$35

Machinery - Construction & Mining - 0.01%			Mining - 0.15%
Vander Intermediate Holding II Corp			Barrick North America Finance LLC
9.75%, PIK 10.50%, 02/01/2019 (b),(e)	5	3	4.40%, 05/30/2021	10	9
			BHP Billiton Finance USA Ltd
			2.05%, 09/30/2018	10	10
Media- 0.94%
			FMG Resources August 2006 Pty Ltd
21st Century Fox America Inc			8.25%, 11/01/2019(b)	15	12
4.75%, 09/15/2044	10	10
5.40%, 10/01/2043	10	10	Freeport-McMoRan Inc
6.15%, 02/15/2041	5	6	4.00%, 11/14/2021	20	12
Cablevision Systems Corp			5.40%, 11/14/2034	5	2
8.00%, 04/15/2020	10	10	Newmont Mining Corp
CBS Corp			4.88%, 03/15/2042	5	3
4.60%, 01/15/2045	5	4	Rio Tinto Finance USA Ltd
CCO Holdings LLC / CCO Holdings Capital			4.13%, 05/20/2021	10	10
Corp			Taseko Mines Ltd
5.13%, 05/01/2023(b)	15	15	7.75%, 04/15/2019	5	3
CCO Safari II LLC			Teck Resources Ltd
3.58%, 07/23/2020(b)	15	15	2.50%, 02/01/2018	5	4
4.91%, 07/23/2025(b)	5	5			$65
6.83%, 10/23/2055(b)	10	10	Miscellaneous Manufacturers - 0.27%
CCOH Safari LLC			Bombardier Inc
5.75%, 02/15/2026(b)	5	5	7.50%, 03/15/2025(b)	5	4
Comcast Corp			General Electric Co
3.38%, 02/15/2025	5	5	4.20%, 12/29/2049(c),(d)	22	22
4.60%, 08/15/2045	5	5	Ingersoll-Rand Global Holding Co Ltd
6.40%, 03/01/2040	20	25	2.88%, 01/15/2019	10	10
6.50%, 11/15/2035	5	6	5.75%, 06/15/2043	5	5
DIRECTV Holdings LLC / DIRECTV			Ingersoll-Rand Luxembourg Finance SA
Financing Co Inc			2.63%, 05/01/2020	15	15
3.80%, 03/15/2022	10	10	3.55%, 11/01/2024	25	25
6.00%, 08/15/2040	15	15	4.65%, 11/01/2044	5	5

See accompanying notes.

Schedule of Investments
Balanced Account
December 31, 2015

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Miscellaneous Manufacturers (continued)			Oil & Gas (continued)
Tyco Electronics Group SA			Phillips 66
3.50%, 02/03/2022	$25	$25	4.65%, 11/15/2034	$10	$9
Tyco International Finance SA			Pioneer Natural Resources Co
5.13%, 09/14/2045	10	10	3.45%, 01/15/2021	15	14
		$121	4.45%, 01/15/2026	5	5
			QEP Resources Inc
Mortgage Backed Securities - 0.09%			5.25%, 05/01/2023	10	7
Fannie Mae Interest Strip
4.50%, 10/25/2035(c)	239	12	Seventy Seven Operating LLC
			6.63%, 11/15/2019	5	2
Freddie Mac REMICS
0.93%, 08/15/2018(c)	5	5	Southwestern Energy Co
			4.05%, 01/23/2020	35	25
1.25%, 09/15/2033	7	7
3.50%, 02/15/2025(c)	260	16	Sunoco LP / Sunoco Finance Corp
			5.50%, 08/01/2020(b)	5	5
		$40	6.38%, 04/01/2023(b)	5	5
Office & Business Equipment - 0.07%			TalismanEnergyInc
Xerox Corp			3.75%, 02/01/2021	10	9
2.95%, 03/15/2017	5	5	7.75%, 06/01/2019	20	22
3.50%, 08/20/2020	10	10	Ultra Petroleum Corp
			6.13%, 10/01/2024(b)	5	1
6.75%, 02/01/2017	5	5
6.75%, 12/15/2039	10	10	Woodside Finance Ltd
			3.65%, 03/05/2025(b)	5	4
		$30
			WPX Energy Inc
Oil & Gas - 0.81%			7.50%, 08/01/2020	5	4
Anadarko Petroleum Corp					$359
3.45%, 07/15/2024	20	18
Apache Corp			Oil & Gas Services - 0.02%
4.75%, 04/15/2043	5	4	Halliburton Co
Baytex Energy Corp			2.70%, 11/15/2020	10	10
5.13%, 06/01/2021(b)	5	3
BP Capital Markets PLC
0.88%, 05/10/2019(c)	50	49	Other Asset Backed Securities - 0.16%
			Countrywide Asset-Backed Certificates
Chaparral Energy Inc			2.03%, 01/25/2034(c)	46	43
7.63%, 11/15/2022	10	2

Chesapeake Energy Corp (b)			JP Morgan Mortgage Acquisition Trust 2007-CH3
8.00%, 12/15/2022	7	3	0.57%, 03/25/2037(c)	27	27
ConocoPhillips Co					$70
1.26%, 05/15/2022(c)	20	20
Continental Resources Inc/OK			Packaging & Containers - 0.25%
3.80%, 06/01/2024	15	11	Beverage Packaging Holdings Luxembourg II
4.50%, 04/15/2023	10	7	SA / Beverage Packaging Holdings II
Denbury Resources Inc			5.63%, 12/15/2016(b)	5	5
5.50%, 05/01/2022	10	3	Coveris Holding Corp
Devon Energy Corp			10.00%, 06/01/2018 (b)	15	14
2.25%, 12/15/2018	25	23	Crown Cork & Seal Co Inc
Encana Corp			7.38%, 12/15/2026	8	9
5.15%, 11/15/2041	10	7	Packaging Corp of America
EP Energy LLC / Everest Acquisition Finance			4.50%, 11/01/2023	20	21
Inc			Reynolds Group Issuer Inc / Reynolds Group
9.38%, 05/01/2020	30	19	Issuer LLC / Reynolds Group Issuer
Halcon Resources Corp			(Luxembourg) S.A.
9.75%, 07/15/2020	5	1	5.75%, 10/15/2020	30	31
Kerr-McGee Corp			WestRock RKT Co
7.88%, 09/15/2031	5	5	3.50%, 03/01/2020	30	30
Linn Energy LLC / Linn Energy Finance					$110
Corp
6.25%, 11/01/2019(c)	5	1	Pharmaceuticals - 0.56%

6.50%, 05/15/2019	5	1	AbbVie Inc
			1.80%, 05/14/2018	50	50

Nabors Industries Inc			2.50%, 05/14/2020	25	25
2.35%, 09/15/2016	10	10
			3.60%, 05/14/2025	5	5

Noble Energy Inc			4.70%, 05/14/2045	15	15
3.90%, 11/15/2024	20	18

5.05%, 11/15/2044	10	8	Actavis Funding SCS
			3.00%, 03/12/2020	15	15
Northern Blizzard Resources Inc
7.25%, 02/01/2022(b)	6	4	3.45%, 03/15/2022	25	25
			Forest Laboratories LLC
Oasis Petroleum Inc			5.00%, 12/15/2021(b)	25	27
6.50%, 11/01/2021	10	7

			Merck & Co Inc
PDC Energy Inc			1.30%, 05/18/2018	20	20
7.75%, 10/15/2022	10	10

			Novartis Capital Corp
Petrobras Global Finance BV			3.00%, 11/20/2025	10	10
5.38%, 01/27/2021	5	4
			4.00%, 11/20/2045	10	10
Petroleos Mexicanos
4.25%, 01/15/2025(b)	10	9	Pfizer Inc
			5.20%, 08/12/2020	10	11

See accompanying notes.

Schedule of Investments
Balanced Account
December 31, 2015

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Pharmaceuticals (continued)			REITS (continued)
Valeant Pharmaceuticals International Inc			Host Hotels & Resorts LP
5.38%, 03/15/2020(b)	$5	$5	4.50%, 02/01/2026	$10	$10
5.50%, 03/01/2023(b)	5	4	iStar Inc
5.88%, 05/15/2023(b)	5	4	4.88%, 07/01/2018	5	5
7.50%, 07/15/2021(b)	10	10	9.00%, 06/01/2017	5	5
Wyeth LLC			Kimco Realty Corp
6.00%, 02/15/2036	5	6	3.40%, 11/01/2022	5	5
Zoetis Inc			Retail Properties of America Inc
1.15%, 02/01/2016	5	5	4.00%, 03/15/2025	15	14
		$247
			Scentre Group Trust 1 / Scentre Group Trust 2
Pipelines - 0.54%			2.38%, 04/28/2021(b)	25	24
Boardwalk Pipelines LP			Select Income REIT
3.38%, 02/01/2023	15	12	4.15%, 02/01/2022	15	15
Columbia Pipeline Group Inc
3.30%, 06/01/2020(b)	20	19	Simon Property Group LP
			2.50%, 09/01/2020	15	15
Enable Midstream Partners LP
3.90%, 05/15/2024(c)	10	8	Ventas Realty LP
			1.55%, 09/26/2016	15	15
Enbridge Inc
0.87%, 06/02/2017(c)	30	29			$138
Energy Transfer Equity LP			Retail - 0.85%
5.88%, 01/15/2024	5	4	1011778 BC ULC / New Red Finance Inc
Energy Transfer Partners LP			4.63%, 01/15/2022(b)	5	5
4.05%, 03/15/2025	5	4	BMC Stock Holdings Inc
4.90%, 03/15/2035	5	4	9.00%, 09/15/2018(b)	15	16
EnLink Midstream Partners LP			CVS Health Corp
4.15%, 06/01/2025	15	12	2.80%, 07/20/2020	15	15
4.40%, 04/01/2024	5	4	3.88%, 07/20/2025	15	15
5.05%, 04/01/2045	10	6	4.13%, 05/15/2021	15	16
Enterprise Products Operating LLC			4.75%, 12/01/2022(b)	25	27
3.70%, 02/15/2026	5	4	4.88%, 07/20/2035	25	26
4.90%, 05/15/2046	10	8	5.00%, 12/01/2024(b)	5	5
Kinder Morgan Energy Partners LP			5.13%, 07/20/2045	35	37
4.70%, 11/01/2042	15	11	CVS Pass-Through Trust
5.63%, 09/01/2041	5	4	5.93%, 01/10/2034(b)	9	10
Kinder Morgan Inc/DE			7.51%, 01/10/2032(b)	4	5
3.05%, 12/01/2019	5	5	Dollar Tree Inc
ONEOK Partners LP			5.75%, 03/01/2023(b)	5	5
4.90%, 03/15/2025	10	8	Home Depot Inc/The
Sabine Pass Liquefaction LLC			3.35%, 09/15/2025	20	21
5.63%, 03/01/2025(b)	20	17	JC Penney Corp Inc
TransCanada PipeLines Ltd			5.65%, 06/01/2020	15	12
4.63%, 03/01/2034	10	9	L Brands Inc
5.00%, 10/16/2043	5	5	6.88%, 11/01/2035(b)	5	5
7.13%, 01/15/2019	5	6	Landry's Holdings II Inc
Western Gas Partners LP			10.25%, 01/01/2018 (b)	15	15
5.45%, 04/01/2044	15	12	Macy's Retail Holdings Inc
Williams Cos Inc/The			5.90%, 12/01/2016	36	37
7.88%, 09/01/2021	20	18	McDonald's Corp
Williams Partners LP			2.10%, 12/07/2018	15	15
3.60%, 03/15/2022	10	8	2.75%, 12/09/2020	25	25
Williams Partners LP / ACMP Finance Corp			3.70%, 01/30/2026	10	10
4.88%, 05/15/2023	25	20	4.88%, 12/09/2045	25	25
4.88%, 03/15/2024	5	4	Michaels Stores Inc
		$241	5.88%, 12/15/2020(b)	5	5
			Petco Holdings Inc
Real Estate - 0.04%			8.50%, PIK 9.25%, 10/15/2017(b),(e)	20	20
			Tops Holding LLC / Tops Markets II Corp
Crescent Resources LLC / Crescent Ventures Inc			8.00%, 06/15/2022(b)	5	5
10.25%, 08/15/2017 (b)	10	10
					$377
Prologis LP
3.75%, 11/01/2025	10	10	Semiconductors - 0.03%
		$20	Micron Technology Inc
			5.25%, 01/15/2024(b)	5	4
REITS- 0.31%			QUALCOMM Inc
DDR Corp			4.65%, 05/20/2035	5	5
3.63%, 02/01/2025	10	10	4.80%, 05/20/2045	5	4
DuPont Fabros Technology LP					$13
5.88%, 09/15/2021	5	5
Equinix Inc			Software - 0.17%
4.88%, 04/01/2020	5	5	Activision Blizzard Inc
5.38%, 01/01/2022	5	5	5.63%, 09/15/2021(b)	20	21
5.38%, 04/01/2023	5	5

See accompanying notes.

Schedule of Investments
Balanced Account
December 31, 2015

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Software (continued)			Telecommunications (continued)
Fidelity National Information Services Inc			Sprint Capital Corp
2.85%, 10/15/2018	$10	$10	6.88%, 11/15/2028	$10	$7
3.63%, 10/15/2020	5	5	Sprint Communications Inc
Microsoft Corp			7.00%, 08/15/2020	20	16
2.00%, 11/03/2020	5	5	9.13%, 03/01/2017	3	3
3.13%, 11/03/2025	10	10	Telefonica Emisiones SAU
MSCI Inc			7.05%, 06/20/2036	10	12
5.75%, 08/15/2025(b)	5	5	T-Mobile USA Inc
Oracle Corp			6.25%, 04/01/2021	10	10
2.95%, 05/15/2025	10	10	6.50%, 01/15/2026	5	5
4.38%, 05/15/2055	5	4	6.63%, 04/28/2021	5	5
Rackspace Hosting Inc			Verizon Communications Inc
6.50%, 01/15/2024(b)	4	4	1.35%, 06/09/2017	25	25
		$74	2.25%, 09/14/2018(c)	50	51
			4.52%, 09/15/2048	23	21
Sovereign - 0.39%			5.01%, 08/21/2054	27	25
Hungary Government International Bond			5.15%, 09/15/2023	25	28
5.38%, 02/21/2023	10	11	Vodafone Group PLC
Mexico Government International Bond			2.50%, 09/26/2022	10	9
3.50%, 01/21/2021	60	61			$406
Peruvian Government International Bond
4.13%, 08/25/2027	25	24	Transportation - 0.28%
Poland Government International Bond			Burlington Northern Santa Fe LLC
3.00%, 03/17/2023	45	45	3.85%, 09/01/2023	5	5
Romanian Government International Bond			CSX Corp
4.88%, 01/22/2024(b)	30	32	3.70%, 10/30/2020	15	16
		$173	3.95%, 05/01/2050	10	9
			5.50%, 04/15/2041	10	11
Student Loan Asset Backed Securities - 0.60%			Eletson Holdings Inc
Navient Student Loan Trust 2014-8			9.63%, 01/15/2022(b)	5	4
0.70%, 08/25/2020(c)	46	46
			FedEx Corp
Navient Student Loan Trust 2015-1			3.20%, 02/01/2025	10	10
0.72%, 09/26/2022(c)	116	115
			4.75%, 11/15/2045	25	25
SLM Private Education Loan Trust 2012-E
1.08%, 10/16/2023(b),(c)	35	35	Hornbeck Offshore Services Inc
			5.00%, 03/01/2021	10	7
SLM Private Education Loan Trust 2013-A
0.93%, 08/15/2022(b),(c)	68	67	Navios Maritime Acquisition Corp / Navios
			Acquisition Finance US Inc
SLM Student Loan Trust 2008-5			8.13%, 11/15/2021(b)	20	17
1.62%, 01/25/2018(c)	3	3

SLM Student Loan Trust 2008-6			Navios Maritime Holdings Inc / Navios
0.87%, 10/25/2017(c)	1	1	Maritime Finance II US Inc
			7.38%, 01/15/2022(b)	10	5
		$267	Navios South American Logistics Inc / Navios
Telecommunications - 0.92%			Logistics Finance US Inc
AT&T Inc			7.25%, 05/01/2022(b)	5	3
1.32%, 11/27/2018(c)	10	10	Union Pacific Corp
2.38%, 11/27/2018	5	5	4.38%, 11/15/2065	15	14
2.45%, 06/30/2020	45	44			$126
4.35%, 06/15/2045	5	4	Trucking & Leasing - 0.02%
4.45%, 05/15/2021	15	16	Penske Truck Leasing Co Lp / PTL Finance
4.50%, 05/15/2035	20	19	Corp
CC Holdings GS V LLC / Crown Castle GS			3.38%, 02/01/2022(b)	10	10
III Corp
3.85%, 04/15/2023	30	30
			TOTAL BONDS		$10,846

CenturyLink Inc
5.63%, 04/01/2025	5	4	SENIOR FLOATING RATE INTERESTS -	Principal
			0.08%	Amount (000's) Value (000's)
Embarq Corp
8.00%, 06/01/2036	5	5	Forest Products & Paper - 0.01%
Frontier Communications Corp			Caraustar Industries Inc, Term Loan B
11.00%, 09/15/2025 (b)	5	5	8.00%, 04/26/2019(c)	$5	$5
10.50%, 09/15/2022 (b)	10	10
Goodman Networks Inc
12.13%, 07/01/2018	5	1	Oil & Gas - 0.02%
			Seadrill Operating LP, Term Loan B
Intelsat Luxembourg SA			4.00%, 02/12/2021(c)	20	8
7.75%, 06/01/2021	20	9
8.13%, 06/01/2023	15	7
Level 3 Communications Inc
5.75%, 12/01/2022	5	5	Packaging & Containers - 0.01%
Level 3 Financing Inc			SIG Combibloc PurchaseCo Sarl, Term Loan B
5.38%, 08/15/2022	5	5	4.25%, 03/11/2022(c)	5	5
5.38%, 01/15/2024(b)	5	5
6.13%, 01/15/2021	5	5

See accompanying notes.

Schedule of Investments
Balanced Account
December 31, 2015

SENIOR FLOATING RATE INTERESTS	Principal		U.S. GOVERNMENT & GOVERNMENT		Principal
(continued)	Amount (000's) Value (000's)		AGENCY OBLIGATIONS (continued)		Amount (000's) Value (000's)

Retail - 0.02%			Government National Mortgage Association (GNMA) - 2.32%
Academy Ltd, Term Loan B				1.87%, 07/20/2035(c)	$102	$106
5.00%, 06/16/2022(c)	$9	$9
				3.00%, 01/01/2043	125	127
				3.00%, 02/15/2043	26	27
Semiconductors - 0.02%				3.50%, 05/15/2042	74	77
Avago Technologies Cayman Finance Ltd,				3.50%, 10/15/2042	38	40
Term Loan B				3.50%, 01/01/2046	250	261
0.00%, 11/11/2022(c),(f)	10	10		4.00%, 01/01/2042(g)	50	53
				4.50%, 11/15/2040	58	63
TOTAL SENIOR FLOATING RATE INTERESTS		$37		4.50%, 08/20/2045	56	60
U.S. GOVERNMENT & GOVERNMENT	Principal			4.50%, 01/01/2046	75	80
AGENCY OBLIGATIONS - 16.43%	Amount (000's)	Value (000's)		5.00%, 02/15/2039	79	89
Federal Home Loan Mortgage Corporation (FHLMC) -				6.00%, 09/20/2026	11	12
1.38%				6.00%, 01/15/2029	14	15
4.00%, 02/01/2044	$61	$65		7.00%, 05/15/2031	5	6
4.00%, 10/01/2044	91	97		7.00%, 02/20/2032	8	10
4.50%, 04/01/2031	14	15				$1,026
4.50%, 05/01/2044	78	85
			U.S. Treasury - 7.19%
5.00%, 06/01/2031	32	35
				0.50%, 11/30/2016	10	10
5.00%, 08/01/2040	103	114		0.63%, 08/15/2016	140	140
5.00%, 06/01/2041	43	48		0.88%, 04/30/2017	145	145
5.50%, 12/01/2022	5	6
				0.88%, 07/15/2018	15	15
6.00%, 01/01/2029	5	6
6.00%, 10/01/2036(c)	9	10		1.38%, 01/31/2020	350	346
				1.63%, 12/31/2019	40	40
6.00%, 08/01/2037	28	32
6.00%, 01/01/2038(c)	5	5		1.75%, 09/30/2019	370	373
				1.88%, 11/30/2021	300	299
6.00%, 07/01/2038	19	22		2.00%, 05/31/2021	25	25
6.50%, 06/01/2017	3	3
				2.00%, 08/15/2025	150	146
6.50%, 05/01/2031	2	2		2.13%, 06/30/2022	450	452
6.50%, 06/01/2031	6	7		2.38%, 12/31/2020	50	51
6.50%, 11/01/2031	1	1
				2.38%, 08/15/2024	10	10
6.50%, 10/01/2035	15	17		2.50%, 02/15/2045	40	36
7.00%, 12/01/2027	7	9		2.63%, 02/29/2016	260	261
7.50%, 08/01/2030	1	1		3.00%, 11/15/2044	100	100
8.00%, 12/01/2030	29	33		3.00%, 05/15/2045	100	100
		$613		3.13%, 01/31/2017	265	271
Federal National Mortgage Association (FNMA) - 4.92%				3.13%, 11/15/2041	20	21
2.31%, 03/01/2035(c)	10	11		3.13%, 08/15/2044	10	10
2.35%, 04/01/2037(c)	13	14		3.75%, 11/15/2043	100	115
2.38%, 07/01/2034(c)	5	5		4.50%, 02/15/2036	165	211
2.50%, 03/01/2030	93	94		4.75%, 02/15/2037	5	7
2.50%, 01/01/2031(g)	90	91				$3,184
3.00%, 06/01/2027	184	192
3.00%, 01/01/2028(g)	45	46	U.S. Treasury Bill - 0.32%
				0.06%, 01/28/2016(h)	140	140
3.00%, 10/01/2034	44	45
3.00%, 01/01/2046(g)	215	215
3.50%, 10/01/2033	81	84	U.S. Treasury Inflation-Indexed Obligations - 0.30%
3.50%, 01/01/2043(g)	220	227		0.13%, 04/15/2019	10	10
3.50%, 05/01/2043	56	58		0.13%, 01/15/2022	21	20
3.50%, 07/01/2043	211	218		0.25%, 01/15/2025	105	101
3.50%, 08/01/2043	82	85				$131
3.50%, 09/01/2044	92	95	TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
4.00%, 08/01/2020	5	5	OBLIGATIONS			$7,272
4.00%, 02/01/2031	6	7	Total Investments			$45,618
4.00%, 06/01/2031	17	18	Liabilities in Excess of Other Assets, Net - (3.08)%			$(1,364)
4.00%, 03/01/2041	27	29	TOTAL NET ASSETS - 100.00%			$44,254
4.00%, 01/01/2046(g)	340	360
4.50%, 05/01/2040	86	95
5.50%, 03/01/2034	14	16	(a)	Non-Income Producing Security
5.50%, 04/01/2035	2	2	(b)	Security exempt from registration under Rule 144A of the Securities Act of
5.50%, 07/01/2038	61	68		1933. These securities may be resold in transactions exempt from
5.65%, 02/01/2036(c)	3	3		registration, normally to qualified institutional buyers. At the end of the
6.00%, 02/01/2025	19	21		period, the value of these securities totaled $2,271 or 5.13% of net assets.
6.00%, 11/01/2037	30	34	(c)	Variable Rate. Rate shown is in effect at December 31, 2015.
6.00%, 03/01/2038	11	13	(d)	Perpetual security. Perpetual securities pay an indefinite stream of
6.50%, 02/01/2032	6	7		interest, but they may be called by the issuer at an earlier date.
6.50%, 07/01/2037	3	4	(e)	Payment in kind; the issuer has the option of paying additional securities
6.50%, 07/01/2037	4	4		in lieu of cash.
6.50%, 02/01/2038	5	5	(f)	This Senior Floating Rate Note will settle after December 31, 2015, at
6.50%, 09/01/2038	6	7		which time the interest rate will be determined.
		$2,178	(g)	Security was purchased in a "to-be-announced" ("TBA") transaction. See
				Notes to Financial Statements for additional information.

See accompanying notes.

Schedule of Investments
Balanced Account
December 31, 2015

(h) Rate shown is the discount rate of the original purchase.

Portfolio Summary (unaudited)
Sector	Percent
Consumer, Non-cyclical	18.85%
Financial	16.09%
Mortgage Securities	10.80%
Communications	9.30%
Consumer, Cyclical	9.18%
Technology	8.52%
Government	8.20%
Industrial	6.69%
Energy	4.96%
Asset Backed Securities	4.62%
Utilities	2.67%
Basic Materials	1.75%
Exchange Traded Funds	1.44%
Diversified	0.01%
Liabilities in Excess of Other Assets, Net	(3.08)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2015

INVESTMENT COMPANIES - 3.52%	Shares Held	Value (000	's)		Principal
				BONDS (continued)	Amount (000's) Value (000's)
Publicly Traded Investment Fund - 3.52%
BlackRock Liquidity Funds FedFund Portfolio	10,224,364	$10,224		Airlines (continued)
				US Airways 2013-1 Class A Pass Through
TOTAL INVESTMENT COMPANIES		$10,224		Trust
PREFERRED STOCKS - 0.47%	Shares Held	Value (000	's)	3.95%, 05/15/2027	$190	$191
						$1,478
Banks- 0.42%
Morgan Stanley (a)	15,000	398		Apparel - 0.09%
State Street Corp 5.90%; Series D (a)	30,000	831		NIKE Inc
		$1,229		3.88%, 11/01/2045	275	265

Telecommunications - 0.05%
Verizon Communications Inc	5,000	138		Automobile Asset Backed Securities - 9.15%
				Ally Auto Receivables Trust 2014-3
				0.81%, 09/15/2017(c)	1,101	1,101
TOTAL PREFERRED STOCKS		$1,367
				Ally Auto Receivables Trust 2014-SN2
	Principal			1.21%, 02/20/2019(c)	600	597
BONDS- 66.68%	Amount (000's)	Value (000	's)
				Ally Auto Receivables Trust 2015-2
Advertising - 0.03%				0.76%, 03/15/2018(c)	2,700	2,699
MDC Partners Inc				AmeriCredit Automobile Receivables Trust
6.75%, 04/01/2020(b)	$80	$82		2014-2
				0.56%, 10/10/2017(c)	117	116

				AmeriCredit Automobile Receivables Trust
Aerospace & Defense - 0.42%				2015-3
Air 2 US				0.79%, 01/08/2019(c)	1,400	1,399
8.63%, 10/01/2020(b)	25	26

BAE Systems Holdings Inc				BMW Vehicle Lease Trust 2015-1
2.85%, 12/15/2020(b)	145	145		1.24%, 12/20/2017	300	299
3.85%, 12/15/2025(b)	265	262		Capital Auto Receivables Asset Trust 2013-1
				0.79%, 06/20/2017	46	46

Embraer Netherlands Finance BV				Capital Auto Receivables Asset Trust 2014-2
5.05%, 06/15/2025	150	136		1.26%, 05/21/2018(c)	3,490	3,486

Lockheed Martin Corp
2.50%, 11/23/2020	195	194		Capital Auto Receivables Asset Trust 2015-1
				1.42%, 06/20/2018	350	349
3.55%, 01/15/2026	305	306
				Capital Auto Receivables Asset Trust 2015-2
4.70%, 05/15/2046	150	154		0.80%, 10/20/2017(c)	700	699
		$1,223
				CarMax Auto Owner Trust 2014-3
Agriculture - 0.74%				0.55%, 08/15/2017	268	267
Altria Group Inc				CarMax Auto Owner Trust 2014-4
2.85%, 08/09/2022	175	171		1.25%, 11/15/2019	1,000	995
4.50%, 05/02/2043	185	176		CarMax Auto Owner Trust 2015-2
9.95%, 11/10/2038	90	144		0.61%, 06/15/2018(c)	2,794	2,792
BAT International Finance PLC				Chesapeake Funding LLC
2.75%, 06/15/2020(b)	35	35		1.52%, 04/07/2024(b),(c)	328	328
Philip Morris International Inc				Drive Auto Receivables Trust 2015-B
4.38%, 11/15/2041	140	139		0.93%, 12/15/2017(b),(c)	276	276
Pinnacle Operating Corp				Drive Auto Receivables Trust 2015-D
9.00%, 11/15/2020(b)	158	149		1.20%, 06/15/2018(b),(c)	4,000	4,000
Reynolds American Inc				Enterprise Fleet Financing LLC
3.25%, 06/12/2020	200	203		1.59%, 02/22/2021(b),(c)	350	348
3.25%, 11/01/2022	405	400		GM Financial Automobile Leasing Trust
4.45%, 06/12/2025	240	251		2014-1
5.70%, 08/15/2035	180	197		1.76%, 05/21/2018(b)	645	644
5.85%, 08/15/2045	255	284		Honda Auto Receivables 2015-3 Owner
		$2,149		Trust
				0.92%, 11/20/2017	900	899
Airlines - 0.51%				Mercedes Benz Auto Lease Trust 2015-B
American Airlines 2013-1 Class B Pass				0.85%, 01/16/2018(c)	1,000	1,000
Through Trust
5.63%, 01/15/2021(b)	177	179		Nissan Auto Receivables 2013-C Owner
				Trust
American Airlines 2014-1 Class A Pass				0.67%, 08/15/2018(c)	1,242	1,239
Through Trust				Santander Drive Auto Receivables Trust 2014-
3.70%, 04/01/2028	155	155		2
American Airlines 2015-1 Class A Pass				0.80%, 04/16/2018(c)	604	604
Through Trust				Santander Drive Auto Receivables Trust 2014-
3.38%, 11/01/2028	382	369		4
American Airlines 2015-1 Class B Pass				0.65%, 01/16/2018(c)	177	177
Through Trust				Santander Drive Auto Receivables Trust 2014-
3.70%, 11/01/2024	19	19		5
United Airlines 2014-1 Class A Pass Through				0.73%, 04/16/2018(c)	33	33
Trust				1.77%, 09/16/2019	450	450
4.00%, 10/11/2027	223	228		SunTrust Auto Receivables Trust 2015-1
United Airlines 2014-2 Class A Pass Through				0.99%, 06/15/2018(b),(c)	300	300
Trust				Volkswagen Auto Loan Enhanced Trust 2014-
3.75%, 03/03/2028	300	303		1
US Airways 2001-1G Pass Through Trust				0.91%, 10/22/2018	600	596
7.08%, 09/20/2022	32	34
See accompanying notes.				127

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2015

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's) Value (000's)

Automobile Asset Backed Securities (continued)			Banks (continued)
World Omni Auto Receivables Trust 2014-B			Bank of America Corp (continued)
1.14%, 01/15/2020	$700	$697	6.25%, 09/29/2049(a),(c)	$305	$306
World Omni Automobile Lease Securitization			Bank of New York Mellon Corp/The
Trust 2013-A			4.95%, 12/29/2049(a),(c)	1,085	1,063
1.10%, 12/15/2016	93	93	Barclays PLC
		$26,529	8.25%, 12/29/2049(a),(c)	440	468
			CIT Group Inc
Automobile Floor Plan Asset Backed Securities - 0.62%			3.88%, 02/19/2019	380	378
Ally Master Owner Trust			Citizens Financial Group Inc
1.60%, 10/15/2019	300	298	4.30%, 12/03/2025	300	302
GE Dealer Floorplan Master Note Trust
0.78%, 07/20/2019(c)	1,500	1,498	City National Corp/CA
			5.25%, 09/15/2020	290	322
		$1,796	Compass Bank
Automobile Manufacturers - 1.95%			2.75%, 09/29/2019	270	267
American Honda Finance Corp			Cooperatieve Centrale Raiffeisen-
2.45%, 09/24/2020	360	360	Boerenleenbank BA/Netherlands
Daimler Finance North America LLC			4.38%, 08/04/2025	350	356
1.65%, 03/02/2018(b)	445	440	5.25%, 08/04/2045	640	671
2.45%, 05/18/2020(b)	385	378	11.00%, 12/29/2049 (a),(b),(c)	281	347
2.70%, 08/03/2020(b)	600	594	Discover Bank/Greenwood DE
Ford Motor Co			2.60%, 11/13/2018	500	500
7.40%, 11/01/2046	175	214	Fifth Third Bank/Cincinnati OH
Ford Motor Credit Co LLC			2.88%, 10/01/2021	430	428
8.00%, 12/15/2016	185	196	First Horizon National Corp
General Motors Co			3.50%, 12/15/2020	410	406
3.50%, 10/02/2018	745	752	Goldman Sachs Group Inc/The
4.88%, 10/02/2023	325	332	2.55%, 10/23/2019	405	405
6.25%, 10/02/2043	35	37	2.60%, 04/23/2020	170	169
General Motors Financial Co Inc			3.50%, 01/23/2025	180	177
2.63%, 07/10/2017	355	356	3.85%, 07/08/2024	370	378
3.25%, 05/15/2018	405	407	4.25%, 10/21/2025	400	397
3.45%, 04/10/2022	290	278	5.15%, 05/22/2045	515	500
			5.38%, 12/29/2049(a),(c)	845	840
4.30%, 07/13/2025	185	179
Hyundai Capital America			6.00%, 06/15/2020	200	226
2.40%, 10/30/2018(b)	125	125	6.75%, 10/01/2037	280	327
Jaguar Land Rover Automotive PLC			Huntington National Bank/The
4.13%, 12/15/2018(b)	200	201	0.74%, 04/24/2017(c)	1,500	1,492
Navistar International Corp			2.88%, 08/20/2020	450	447
8.25%, 11/01/2021	255	170	ING Bank NV
			2.00%, 11/26/2018(b)	270	269
Nissan Motor Acceptance Corp
0.97%, 03/03/2017(b),(c)	410	409	5.80%, 09/25/2023(b)	200	217
Volkswagen International Finance NV			Intesa Sanpaolo SpA
1.13%, 11/18/2016(b)	235	232	5.02%, 06/26/2024(b)	545	536
			7.70%, 12/29/2049(a),(b),(c)	270	275
		$5,660
			JPMorgan Chase & Co
Automobile Parts & Equipment - 0.21%			4.50%, 01/24/2022	155	167
Dana Holding Corp			4.95%, 06/01/2045	420	420
5.50%, 12/15/2024	130	126	5.00%, 12/29/2049(a),(c)	280	266
6.00%, 09/15/2023	60	60	Morgan Stanley
Lear Corp			1.75%, 02/25/2016	230	230
5.25%, 01/15/2025	85	86	2.38%, 07/23/2019	85	85
Nemak SAB de CV			2.65%, 01/27/2020	100	100
5.50%, 02/28/2023(b)	200	201	4.00%, 07/23/2025	390	402
ZF North America Capital Inc			4.10%, 05/22/2023	655	662
4.75%, 04/29/2025(b)	150	143	4.30%, 01/27/2045	345	329
		$616	5.55%, 12/29/2049(a),(c)	220	220
			Nordea Bank AB
Banks- 8.32%			2.50%, 09/17/2020(b)	285	283
Associated Banc-Corp
2.75%, 11/15/2019	160	159	Popular Inc
4.25%, 01/15/2025	455	455	7.00%, 07/01/2019	75	70
5.13%, 03/28/2016	705	709	Royal Bank of Scotland Group PLC
Banco Bilbao Vizcaya Argentaria SA			5.13%, 05/28/2024	50	51
3.00%, 10/20/2020	270	269	Santander Issuances SAU
			5.18%, 11/19/2025	200	197
Banco Inbursa SA Institucion de Banca			Santander UK Group Holdings PLC
Multiple			4.75%, 09/15/2025(b)	530	523
4.13%, 06/06/2024(b)	200	187
			Skandinaviska Enskilda Banken AB
Bank of America Corp			2.45%, 05/27/2020(b)	355	353
3.95%, 04/21/2025	310	302	2.63%, 11/17/2020(b)	1,080	1,077
4.20%, 08/26/2024	355	352	5.75%, 11/29/2049(a),(c)	615	604
4.25%, 10/22/2026	276	273
			UBS AG/Jersey
4.88%, 04/01/2044	180	186	7.25%, 02/22/2022(c)	245	256
6.10%, 12/29/2049(a),(c)	405	411

See accompanying notes.

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2015

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)		Amount (000's) Value (000's)

Banks (continued)			Chemicals (continued)
UBS AG/Stamford CT			CF Industries Inc
2.35%, 03/26/2020	$270	$270	4.95%, 06/01/2043		$95	$81
UBSGroup FundingJerseyLtd			5.15%, 03/15/2034		70	62
2.95%, 09/24/2020(b)	365	362	Consolidated Energy Finance SA
4.13%, 09/24/2025(b)	485	484	6.75%, 10/15/2019(b)		200	191
US Bank NA/Cincinnati OH			Cornerstone Chemical Co
2.80%, 01/27/2025	355	345	9.38%, 03/15/2018(b)		70	63
Wells Fargo & Co			Dow Chemical Co/The
2.60%, 07/22/2020	180	179	4.38%, 11/15/2042		80	70
4.90%, 11/17/2045	160	161	Eagle Spinco Inc
5.87%, 12/29/2049(a),(c)	265	279	4.63%, 02/15/2021		100	92
		$24,147	Monsanto Co
			3.95%, 04/15/2045		195	151
Beverages - 0.41%			4.40%, 07/15/2044		55	46
Ajecorp BV			NOVA Chemicals Corp
6.50%, 05/14/2022	250	106	5.00%, 05/01/2025(b)		75	72
Anheuser-Busch InBev Worldwide Inc			5.25%, 08/01/2023(b)		130	129
3.75%, 07/15/2042	150	129	Solvay Finance America LLC
Coca-Cola Icecek AS			3.40%, 12/03/2020(b)		225	223
4.75%, 10/01/2018(b)	250	256
						$1,701
Constellation Brands Inc
3.75%, 05/01/2021	30	30	Commercial Mortgage Backed Securities - 5.62%
3.88%, 11/15/2019	20	21	Banc of America Commercial Mortgage Trust
4.25%, 05/01/2023	125	125	2007-3
Corp Lindley SA			0.57%, 06/10/2049(b),(c)		300	294
6.75%, 11/23/2021(b)	100	109	Banc of America Commercial Mortgage Trust
6.75%, 11/23/2021	150	164	2015-UB	S7
Pernod Ricard SA			3.71%, 09/15/2048		500	511
5.75%, 04/07/2021(b)	235	260	BCRR Trust 2009-1
		$1,200	5.86%, 07/17/2040(b)		220	229
			CD 2006-CD3 Mortgage Trust
Biotechnology - 0.73%			5.62%, 10/15/2048		348	351
Celgene Corp			Citigroup Commercial Mortgage Trust 2015-
2.88%, 08/15/2020	235	233	GC27
3.88%, 08/15/2025	250	249	3.57%, 02/10/2048(c)		900	884
4.63%, 05/15/2044	30	28	Citigroup Commercial Mortgage Trust 2015-
5.00%, 08/15/2045	190	191	GC29
5.25%, 08/15/2043	30	31	3.19%, 04/10/2048(c)		750	735
Gilead Sciences Inc			4.16%, 04/10/2048(c)		500	467
2.55%, 09/01/2020	360	360	COMM 2007-C9 Mortgage Trust
3.05%, 12/01/2016	135	137	5.80%, 12/10/2049(c)		1,000	1,007
3.65%, 03/01/2026	435	439	COMM 2013-CCRE11 Mortgage Trust
4.60%, 09/01/2035	150	153	1.17%, 10/10/2046(c)		6,914	434
4.75%, 03/01/2046	165	167	COMM 2015-PC1 Mortgage Trust
4.80%, 04/01/2044	125	125	4.29%, 07/10/2050(c)		250	260
		$2,113	Credit Suisse Commercial Mortgage Trust
			Series 2006-C5
Building Materials - 0.91%			0.72%, 12/15/2039(c)		2,688	9
Boise Cascade Co
6.38%, 11/01/2020	55	57	Credit Suisse Commercial Mortgage Trust
Cemex SAB de CV			Series 2007-C3
7.25%, 01/15/2021(b)	200	193	5.70%, 06/15/2039(c)		341	350
CRH America Inc			Credit Suisse First Boston Mortgage Securities
8.13%, 07/15/2018	510	580	Corp
			0.48%, 11/15/2037(b),(c)		418	—
Martin Marietta Materials Inc
1.70%, 06/30/2017(c)	1,385	1,375	4.77%, 07/15/2037		7	7
4.25%, 07/02/2024	270	265	CSMC Series 2009-RR1
			5.38%, 02/15/2040(b)		385	393
Norbord Inc
5.38%, 12/01/2020(b)	95	95	CSMC Series 2009-RR3
Vulcan Materials Co			5.34%, 12/15/2043(b),(c)		340	349
4.50%, 04/01/2025	70	69	DBUBS 2011-LC2 Mortgage Trust
			4.54%, 07/10/2044(b)		750	808
		$2,634
			GS Mortgage Securities Trust 2011-GC5
Chemicals - 0.59%			1.64%, 08/10/2044(b),(c)		15,355	663
A Schulman Inc			GS Mortgage Securities Trust 2012-GCJ7
6.88%, 06/01/2023(b)	55	53	2.52%, 05/10/2045(c)		2,828	253
Agrium Inc			GS Mortgage Securities Trust 2013-GC16
3.38%, 03/15/2025	350	319	1.52%, 11/10/2046(c)		2,935	191
Aruba Investments Inc			GS Mortgage Securities Trust 2013-GCJ12
8.75%, 02/15/2023(b)	80	77	3.78%, 06/10/2046(c)		250	245
Axiall Corp			GS Mortgage Securities Trust 2015-GC34
4.88%, 05/15/2023	50	45	3.51%, 10/10/2048(c)		375	375
Blue Cube Spinco Inc
9.75%, 10/15/2023(b)	25	27

See accompanying notes.

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2015

		Principal		Principal
BONDS (continued)		Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Commercial Mortgage Backed Securities (continued)				Commercial Services (continued)
JP Morgan Chase Commercial Mortgage				ERAC USA Finance LLC
Securities Corp				3.30%, 10/15/2022(b)	$50	$49
1.87%, 12/15/2047(c)		$3,826	$292	Jurassic Holdings III Inc
JP Morgan Chase Commercial Mortgage				6.88%, 02/15/2021(b)	55	33
Securities Trust 2006-CIBC17				TMS International Corp
5.43%, 12/12/2043		353	359	7.63%, 10/15/2021(b)	70	54
JP Morgan Chase Commercial Mortgage						$181
Securities Trust 2010-C1
5.95%, 06/15/2043(b)		400	427	Computers - 0.87%
				Apple Inc
JP Morgan Chase Commercial Mortgage				0.58%, 05/03/2018(c)	750	748
Securities Trust 2011-C5				0.64%, 05/06/2019(c)	160	159
3.15%, 08/15/2046		281	283
5.32%, 08/15/2046(b),(c)		350	373	2.85%, 05/06/2021	20	20
				3.45%, 02/09/2045	155	133
JP Morgan Chase Commercial Mortgage				Compiler Finance Sub Inc
Securities Trust 2013-C16				7.00%, 05/01/2021(b)	80	34
1.34%, 12/15/2046(c)		12,240	669
				Hewlett Packard Enterprise Co
JPMBB Commercial Mortgage Securities				2.85%, 10/05/2018(b)	95	95
Trust 2014-C24				3.60%, 10/15/2020(b)	245	246
4.43%, 11/15/2047(c)		500	487
				4.90%, 10/15/2025(b)	135	132
LB-UBS Commercial Mortgage Trust 2007-				6.20%, 10/15/2035(b)	175	169
C1				6.35%, 10/15/2045(b)	260	247
0.41%, 02/15/2040(c)		15,595	65
LB-UBS Commercial Mortgage Trust 2007-				HP Inc
C2				6.00%, 09/15/2041	160	140
5.43%, 02/15/2040		276	283	IHS Inc
Morgan Stanley Bank of America Merrill				5.00%, 11/01/2022	25	25
Lynch Trust 2012-C5				NCR Corp
1.80%, 08/15/2045(b),(c)		4,677	319	4.63%, 02/15/2021	19	18
				Seagate HDD Cayman
Morgan Stanley Bank of America Merrill				4.88%, 06/01/2027(b)	225	173
Lynch Trust 2014-C14				5.75%, 12/01/2034(b)	250	175
1.28%, 02/15/2047(c)		9,858	575
Morgan Stanley Bank of America Merrill						$2,514
Lynch Trust 2014-C16
1.23%, 06/15/2047(c)		4,444	289	Consumer Products - 0.02%
				Spectrum Brands Inc
Morgan Stanley Bank of America Merrill				5.75%, 07/15/2025(b)	55	56
Lynch Trust 2015-C26
3.89%, 10/15/2048		250	253
Morgan Stanley Bank of America Merrill				Credit Card Asset Backed Securities - 1.18%
Lynch Trust 2015-C27				BA Credit Card Trust
3.75%, 12/15/2047(c)		100	102	0.60%, 09/16/2019(c)	275	275
Morgan Stanley Capital I Trust 2007-IQ13				Barclays Dryrock Issuance Trust
5.36%, 03/15/2044(c)		105	108	0.69%, 12/16/2019(c)	2,000	1,998
				Citibank Credit Card Issuance Trust
MSBAM Commercial Mortgage Securities				0.62%, 08/24/2018(c)	660	660
Trust 2012-CKSV
1.13%, 10/15/2030(b),(c)		3,732	229	World Financial Network Credit Card Master
UBS Commercial Mortgage Trust 2012-C1				Trust
3.40%, 05/10/2045(c)		150	153	1.76%, 05/17/2021(c)	500	500
UBS-Barclays Commercial Mortgage Trust						$3,433
2012	-C3
3.09%, 08/10/2049(c)		255	255	Distribution & Wholesale - 0.10%
				American Builders & Contractors Supply Co
UBS-Barclays Commercial Mortgage Trust				Inc
2012	-C4			5.75%, 12/15/2023(b)	45	45
1.82%, 12/10/2045(b),(c)		1,438	124

3.32%, 12/10/2045(b),(c)		500	497	Global Partners LP / GLP Finance Corp
				7.00%, 06/15/2023	80	66
UBS-Barclays Commercial Mortgage Trust				HD Supply Inc
2013	-C5			7.50%, 07/15/2020	111	115
3.18%, 03/10/2046(c)		335	336

4.09%, 03/10/2046(b),(c)		175	156	WW Grainger Inc
				4.60%, 06/15/2045	65	68
Wachovia Bank Commercial Mortgage Trust						$294
Series 2006-C27
5.77%, 07/15/2045		70	70	Diversified Financial Services - 2.21%
WFRBS Commercial Mortgage Trust 2013-				Aircastle Ltd
C12				4.63%, 12/15/2018	55	56
1.44%, 03/15/2048(b),(c)		3,831	256	5.13%, 03/15/2021	150	154
WFRBS Commercial Mortgage Trust 2014-				5.50%, 02/15/2022	40	41
C22				7.63%, 04/15/2020	45	51
4.07%, 09/15/2057		500	516	Ally Financial Inc
			$16,291	3.25%, 11/05/2018	85	83
				5.75%, 11/20/2025	50	51
Commercial Services - 0.06%				Credit Acceptance Corp
Ahern Rentals Inc				6.13%, 02/15/2021	255	250
(b)
7.38%, 05/15/2023		55	45	7.38%, 03/15/2023(b)	100	99

See accompanying notes.

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2015

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Diversified Financial Services (continued)			Electric (continued)
Denali Borrower LLC / Denali Finance Corp			Exelon Corp (continued)
5.63%, 10/15/2020(b)	$110	$115	5.10%, 06/15/2045(b)	$115	$116
Fly Leasing Ltd			Florida Power & Light Co
6.38%, 10/15/2021	200	199	4.05%, 06/01/2042	160	158
GE Capital International Funding Co			Indiantown Cogeneration LP
2.34%, 11/15/2020(b)	373	370	9.77%, 12/15/2020	122	137
4.42%, 11/15/2035(b)	233	238	Kentucky Utilities Co
General Electric Capital Corp			3.30%, 10/01/2025	285	287
5.30%, 02/11/2021	129	145	Louisville Gas & Electric Co
5.88%, 01/14/2038	74	91	3.30%, 10/01/2025	390	392
Icahn Enterprises LP / Icahn Enterprises			MidAmerican Energy Co
Finance Corp			4.25%, 05/01/2046	205	203
4.88%, 03/15/2019	55	55	Miran Mid-Atlantic Series C Pass Through
6.00%, 08/01/2020	105	106	Trust
Intercontinental Exchange Inc			10.06%, 12/30/2028	127	123
2.75%, 12/01/2020	320	320	Northern States Power Co/MN
3.75%, 12/01/2025	255	256	3.40%, 08/15/2042	40	35
International Lease Finance Corp			NRG Energy Inc
6.25%, 05/15/2019	95	102	8.25%, 09/01/2020	125	121
National Rural Utilities Cooperative Finance			Oncor Electric Delivery Co LLC
Corp			5.25%, 09/30/2040	120	124
4.75%, 04/30/2043(c)	125	123	Pacific Gas & Electric Co
Navient Corp			3.50%, 06/15/2025	245	248
6.13%, 03/25/2024	80	65	4.45%, 04/15/2042	105	105
Peachtree Corners Funding Trust			PacifiCorp
3.98%, 02/15/2025(b)	750	745	3.85%, 06/15/2021	150	158
Springleaf Finance Corp			4.10%, 02/01/2042	120	116
5.25%, 12/15/2019	110	104	PPL Electric Utilities Corp
Synchrony Financial			3.00%, 09/15/2021	80	81
2.60%, 01/15/2019	305	304	4.75%, 07/15/2043	115	124
Vesey Street Investment Trust I			PPL WEM Ltd / Western Power Distribution
4.40%, 09/01/2016(c)	765	780	Ltd
Visa Inc			3.90%, 05/01/2016(b)	230	231
2.20%, 12/14/2020	615	614	5.38%, 05/01/2021(b)	440	480
3.15%, 12/14/2025	315	315	Public Service Electric & Gas Co
4.15%, 12/14/2035	110	111	4.15%, 11/01/2045	115	114
4.30%, 12/14/2045	465	472	Puget Energy Inc
		$6,415	6.00%, 09/01/2021	285	321
			Southern California Edison Co
Electric - 3.19%			3.60%, 02/01/2045	260	235
Alabama Power Co			Virginia Electric & Power Co
3.75%, 03/01/2045	140	126	4.00%, 01/15/2043	35	33
3.85%, 12/01/2042	125	115	4.45%, 02/15/2044	125	128
4.15%, 08/15/2044	235	223	4.65%, 08/15/2043	65	69
CMS Energy Corp			Wisconsin Electric Power Co
4.70%, 03/31/2043	135	133	4.30%, 12/15/2045	105	107
4.88%, 03/01/2044	130	132			$9,265
Commonwealth Edison Co
3.70%, 03/01/2045	120	108	Electronics - 0.20%
3.80%, 10/01/2042	115	106	Keysight Technologies Inc
4.35%, 11/15/2045	125	126	3.30%, 10/30/2019	360	354
4.60%, 08/15/2043	170	176	4.55%, 10/30/2024	235	226
Consolidated Edison Co of New York Inc			Sanmina Corp
4.50%, 12/01/2045	210	213	4.38%, 06/01/2019(b)	15	15
4.63%, 12/01/2054	150	148			$595
Dominion Resources Inc/VA
3.90%, 10/01/2025	325	325	Engineering & Construction - 0.06%
			SBA Tower Trust
DTE Energy Co			2.90%, 10/15/2044(b)	170	166
6.38%, 04/15/2033	305	371
Dynegy Inc
7.38%, 11/01/2022	125	109	Entertainment - 0.42%
Edison International			Carmike Cinemas Inc
3.75%, 09/15/2017	160	165	6.00%, 06/15/2023(b)	55	57
Electricite de France SA			CCM Merger Inc
2.15%, 01/22/2019(b)	115	114	9.13%, 05/01/2019(b)	195	204
2.35%, 10/13/2020(b)	1,160	1,142	Cinemark USA Inc
3.63%, 10/13/2025(b)	230	225	4.88%, 06/01/2023	200	195
4.95%, 10/13/2045(b)	105	102	DreamWorks Animation SKG Inc
5.63%, 12/29/2049(a),(b),(c)	400	380	6.88%, 08/15/2020(b)	115	113
Elwood Energy LLC			Eldorado Resorts Inc
8.16%, 07/05/2026	139	152	7.00%, 08/01/2023(b)	85	83
Exelon Corp			Lions Gate Entertainment Corp
2.85%, 06/15/2020	330	328	5.25%, 08/01/2018	70	72

See accompanying notes.

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2015

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Entertainment (continued)			Healthcare - Products (continued)
Peninsula Gaming LLC / Peninsula Gaming			Mallinckrodt International Finance SA /
Corp			Mallinckrodt CB LLC
8.38%, 02/15/2018(b)	$130	$132	5.63%, 10/15/2023(b)	$145	$138
Regal Entertainment Group			Medtronic Inc
5.75%, 03/15/2022	145	145	2.50%, 03/15/2020	355	357
WMG Acquisition Corp			4.38%, 03/15/2035	470	475
6.00%, 01/15/2021(b)	24	24	4.63%, 03/15/2045	560	578
WMG Holdings Corp			Universal Hospital Services Inc
13.75%, 10/01/2019	195	203	7.63%, 08/15/2020	110	103
		$1,228	Zimmer Biomet Holdings Inc
			2.00%, 04/01/2018	285	283
Food- 1.24%			2.70%, 04/01/2020	810	800
BI-LO LLC / BI-LO Finance Corp			3.15%, 04/01/2022	95	93
9.25%, 02/15/2019(b)	85	86
			3.55%, 04/01/2025	290	282
Cencosud SA					$3,515
5.50%, 01/20/2021	150	153
Gruma SAB de CV			Healthcare - Services - 1.21%
4.88%, 12/01/2024(b)	350	358	Aetna Inc
Grupo Bimbo SAB de CV			2.75%, 11/15/2022	35	34
4.88%, 06/27/2044(b)	200	175	Anthem Inc
Ingles Markets Inc			3.13%, 05/15/2022	75	74
5.75%, 06/15/2023	90	90	3.50%, 08/15/2024	80	78
JBS USA LLC / JBS USA Finance Inc			4.35%, 08/15/2020	130	138
5.75%, 06/15/2025(b)	85	74	4.63%, 05/15/2042	130	123
JM Smucker Co/The			4.65%, 01/15/2043	110	105
2.50%, 03/15/2020	125	124	4.65%, 08/15/2044	75	71
3.50%, 03/15/2025	170	169	Centene Corp
4.38%, 03/15/2045	430	418	4.75%, 05/15/2022	125	121
Kraft Heinz Foods Co			5.75%, 06/01/2017	188	194
2.80%, 07/02/2020(b)	460	459	Cigna Corp
5.00%, 07/15/2035(b)	80	82	4.00%, 02/15/2022	170	176
5.20%, 07/15/2045(b)	460	481	Fresenius Medical Care US Finance II Inc
Post Holdings Inc			4.75%, 10/15/2024(b)	100	97
7.38%, 02/15/2022	50	52	5.88%, 01/31/2022(b)	85	91
7.75%, 03/15/2024(b)	35	37	6.50%, 09/15/2018(b)	55	60
Smithfield Foods Inc			HCA Inc
5.25%, 08/01/2018(b)	70	71	4.75%, 05/01/2023	245	242
5.88%, 08/01/2021(b)	95	98	5.00%, 03/15/2024	125	125
Wm Wrigley Jr Co			5.25%, 04/15/2025	105	106
2.40%, 10/21/2018(b)	235	235	5.88%, 03/15/2022	85	90
3.38%, 10/21/2020(b)	415	423	Molina Healthcare Inc
		$3,585	5.38%, 11/15/2022(b)	80	80
			MPH Acquisition Holdings LLC
Forest Products & Paper - 0.15%			6.63%, 04/01/2022(b)	160	160
Domtar Corp			UnitedHealth Group Inc
6.25%, 09/01/2042	285	267	1.90%, 07/16/2018	220	221
Resolute Forest Products Inc			4.63%, 07/15/2035	435	452
5.88%, 05/15/2023	75	54	4.75%, 07/15/2045	310	326
Sappi Papier Holding GmbH
7.50%, 06/15/2032(b)	50	46	WellCare Health Plans Inc
			5.75%, 11/15/2020	340	350
Tembec Industries Inc
9.00%, 12/15/2019(b)	75	49			$3,514
Verso Paper Holdings LLC / Verso Paper Inc			Holding Companies - Diversified - 0.14%
11.75%, 01/15/2019	55	10	Alphabet Holding Co Inc
		$426	7.75%, 11/01/2017	65	63
			Argos Merger Sub Inc
Gas- 0.09%			7.13%, 03/15/2023(b)	90	89
Dominion Gas Holdings LLC			MUFG Americas Holdings Corp
2.80%, 11/15/2020	260	261	2.25%, 02/10/2020	245	241
4.80%, 11/01/2043	10	9			$393
		$270
			Home Builders - 0.21%
Healthcare - Products - 1.21%			CalAtlantic Group Inc
ConvaTec Finance International SA			5.88%, 11/15/2024	35	37
8.25%, PIK 9.00%, 01/15/2019(b),(d)	200	186
			Lennar Corp
DJO Finco Inc / DJO Finance LLC / DJO			4.13%, 12/01/2018	90	90
Finance Corp			4.50%, 11/15/2019	20	20
8.13%, 06/15/2021(b)	135	120
			4.75%, 11/15/2022(c)	180	179
Hill-Rom Holdings Inc
5.75%, 09/01/2023(b),(c)	60	61	WCI Communities Inc
			6.88%, 08/15/2021	150	158
Kinetic Concepts Inc / KCI USA Inc
10.50%, 11/01/2018	40	39

See accompanying notes.

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2015

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's) Value (000's)

Home Builders (continued)			Machinery - Construction & Mining - 0.01%
Woodside Homes Co LLC / Woodside Homes			Vander Intermediate Holding II Corp
Finance Inc			9.75%, PIK 10.50%, 02/01/2019 (b),(d)	$65	$42
6.75%, 12/15/2021(b)	$135	$116
		$600
			Media- 2.60%
Home Equity Asset Backed Securities - 0.07%			21st Century Fox America Inc
New Century Home Equity Loan Trust 2005-			4.75%, 09/15/2044	90	87
1			5.40%, 10/01/2043	290	302
1.00%, 03/25/2035(c)	25	25	6.15%, 02/15/2041	85	96
Saxon Asset Securities Trust 2004-1			Altice Finco SA
2.12%, 03/25/2035(c)	127	56	7.63%, 02/15/2025(b)	75	69
Specialty Underwriting & Residential Finance			Altice Luxembourg SA
Trust Series 2004-BC1			7.75%, 05/15/2022(b)	220	199
1.19%, 02/25/2035(c)	123	113	Cable One Inc
		$194	5.75%, 06/15/2022(b)	15	15
			Cablevision Systems Corp
Insurance - 1.96%			8.00%, 04/15/2020	70	68
ACE INA Holdings Inc			CBS Corp
2.30%, 11/03/2020	845	839	5.75%, 04/15/2020	180	200
3.35%, 05/03/2026	475	474	CCO Holdings LLC / CCO Holdings Capital
American International Group Inc			Corp
3.38%, 08/15/2020	550	565	5.13%, 05/01/2023(b)	345	345
3.75%, 07/10/2025	1,020	1,011	CCO Safari II LLC
CNO Financial Group Inc			3.58%, 07/23/2020(b)	280	278
4.50%, 05/30/2020	45	46	4.91%, 07/23/2025(b)	155	155
Liberty Mutual Group Inc			6.38%, 10/23/2035(b)	40	40
7.00%, 03/07/2067(b),(c)	215	200	6.48%, 10/23/2045(b)	80	80
Prudential Financial Inc			6.83%, 10/23/2055(b)	170	167
5.38%, 05/15/2045(c)	505	504
			CCOH Safari LLC
Voya Financial Inc			5.75%, 02/15/2026(b)	15	15
5.50%, 07/15/2022	300	336
5.65%, 05/15/2053(c)	465	458	Comcast Corp
			3.38%, 02/15/2025	140	141
XLIT Ltd			4.20%, 08/15/2034	35	35
4.45%, 03/31/2025	745	729	4.60%, 08/15/2045	25	25
5.50%, 03/31/2045	550	514	6.40%, 03/01/2040	345	428
		$5,676	6.50%, 11/15/2035	15	19
Internet - 0.17%			DIRECTV Holdings LLC / DIRECTV
Alibaba Group Holding Ltd			Financing Co Inc
3.13%, 11/28/2021	250	242	3.80%, 03/15/2022	165	166
Zayo Group LLC / Zayo Capital Inc			4.45%, 04/01/2024	480	493
6.00%, 04/01/2023	170	161	6.00%, 08/15/2040	195	200
10.13%, 07/01/2020	91	98	6.38%, 03/01/2041	135	145
		$501	DISH DBS Corp
			5.88%, 07/15/2022	85	79
Iron & Steel - 0.21%			5.88%, 11/15/2024	110	98
AK Steel Corp			6.75%, 06/01/2021	130	131
7.63%, 05/15/2020	50	20	7.88%, 09/01/2019	274	298
ArcelorMittal			NBCUniversal Enterprise Inc
6.50%, 03/01/2021(c)	15	12	1.01%, 04/15/2018(b),(c)	720	719
8.00%, 10/15/2039(c)	330	225	Neptune Finco Corp
Commercial Metals Co			10.13%, 01/15/2023 (b)	215	224
4.88%, 05/15/2023	240	199	RCN Telecom Services LLC / RCN Capital
Signode Industrial Group Lux SA/Signode			Corp
Industrial Group US Inc			8.50%, 08/15/2020(b)	125	126
6.38%, 05/01/2022(b)	165	140	Time Warner Cable Inc
		$596	4.13%, 02/15/2021	115	117
			5.88%, 11/15/2040	5	5
Leisure Products & Services - 0.06%			6.75%, 07/01/2018	120	131
NCL Corp Ltd
4.63%, 11/15/2020(b)	100	98	Time Warner Inc
5.25%, 11/15/2019(b)	80	82	2.10%, 06/01/2019	135	134
			3.60%, 07/15/2025	150	146
		$180	3.88%, 01/15/2026	275	273
Lodging - 0.17%			4.05%, 12/15/2023	195	199
Boyd Gaming Corp			4.65%, 06/01/2044	70	64
6.88%, 05/15/2023	45	46	4.85%, 07/15/2045	170	162
MGM Resorts International			6.25%, 03/29/2041	165	183
6.00%, 03/15/2023	55	55	Unitymedia Hessen GmbH & Co KG /
6.63%, 12/15/2021	30	31	Unitymedia NRW GmbH
10.00%, 11/01/2016	60	63	5.50%, 01/15/2023(b)	150	150
Wyndham Worldwide Corp			Univision Communications Inc
2.50%, 03/01/2018	305	304	8.50%, 05/15/2021(b)	120	123
		$499	Viacom Inc
			4.85%, 12/15/2034	250	204

See accompanying notes.

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2015

		Principal				Principal
BONDS (continued)		Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Media (continued)				Mortgage Backed Securities (continued)
Viacom Inc	(continued)			Freddie Mac REMICS	(continued)
5.85%, 09/01/2043		$15	$13	1.25%, 09/15/2033		$224	$224
WideOpenWest Finance LLC /				2.75%, 03/15/2041		135	137
WideOpenWest Capital Corp				3.00%, 09/15/2025(c)		322	23
13.38%, 10/15/2019		130	122	3.00%, 03/15/2026(c)		625	34
10.25%, 07/15/2019		75	71	3.00%, 05/15/2027(c)		803	55
			$7,540	3.00%, 10/15/2027(c)		234	22
				3.50%, 11/15/2020(c)		1,053	58
Metal Fabrication & Hardware - 0.01%				3.50%, 09/15/2026(c)		1,233	137
Wise Metals Intermediate Holdings LLC/Wise				4.00%, 11/15/2038		1,539	179
Holdings Finance Corp
9.75%, PIK 10.50%, 06/15/2019 (b),(d)		80	20	Freddie Mac Structured Agency Credit Risk
				Debt Notes
				1.27%, 04/25/2024(c)		480	479
Mining - 0.64%				Ginnie Mae
Anglo American Capital PLC				4.00%, 07/20/2036(c)		803	23
1.27%, 04/15/2016(b),(c)		550	545	4.50%, 04/16/2044		622	78
Barrick North America Finance LLC				5.20%, 02/20/2045(c)		941	196
4.40%, 05/30/2021		220	198	6.25%, 08/20/2038(c)		699	109
BHP Billiton Finance USA Ltd				HomeBanc Mortgage Trust 2005-5
2.05%, 09/30/2018		5	5	0.76%, 01/25/2036(c)		668	583
FMG Resources August 2006 Pty Ltd				Residential Asset Securitization Trust 2004-
6.88%, 04/01/2022(b)		60	37	A10
8.25%, 11/01/2019(b)		130	103	5.50%, 02/25/2035		8	8
9.75%, 03/01/2022(b)		30	27	Washington Mutual Mortgage Pass-Through
Freeport-McMoRan Inc				Certificates WMALT Series 2006-AR1 Trust
4.00%, 11/14/2021		340	204	0.67%, 02/25/2036(c)		138	99
5.40%, 11/14/2034		125	66				$3,212

Newmont Mining Corp				Office & Business Equipment - 0.14%
4.88%, 03/15/2042		170	121

				Xerox Corp
Rio Tinto Finance USA Ltd				2.95%, 03/15/2017		80	81
3.50%, 11/02/2020		50	49
				3.50%, 08/20/2020		125	122
4.13%, 05/20/2021		205	205
				6.75%, 02/01/2017		10	10
St Barbara Ltd
8.88%, 04/15/2018(b)		200	195	6.75%, 12/15/2039		215	207
Taseko Mines Ltd							$420
7.75%, 04/15/2019		80	43	Oil & Gas - 2.22%
Teck Resources Ltd				Anadarko Petroleum Corp
2.50%, 02/01/2018		80	61	3.45%, 07/15/2024		345	306
			$1,859	4.50%, 07/15/2044		85	65

				Apache Corp
Miscellaneous Manufacturers - 0.82%				4.25%, 01/15/2044		25	20
Bombardier Inc
5.50%, 09/15/2018(b)		55	50	4.75%, 04/15/2043		90	75
7.50%, 03/15/2025(b)		45	32	Baytex Energy Corp
				5.13%, 06/01/2021(b)		45	30
General Electric Co
4.10%, 12/29/2049(a),(c)		474	473	BP Capital Markets PLC
				0.88%, 05/10/2019(c)		650	640
4.20%, 12/29/2049(a),(c)		438	435

				Carrizo Oil & Gas Inc
Ingersoll-Rand Global Holding Co Ltd				6.25%, 04/15/2023		10	8
2.88%, 01/15/2019		150	152
				7.50%, 09/15/2020		125	109
5.75%, 06/15/2043		60	65

				Chaparral Energy Inc
Ingersoll-Rand Luxembourg Finance SA				7.63%, 11/15/2022		81	19
3.55%, 11/01/2024		465	455
				9.88%, 10/01/2020		90	22
4.65%, 11/01/2044		60	57
				Chesapeake Energy Corp
Tyco Electronics Group SA				8.00%, 12/15/2022(b)		150	73
3.50%, 02/03/2022		460	468
				ConocoPhillips Co
7.13%, 10/01/2037		20	26	1.26%, 05/15/2022(c)		235	232

Tyco International Finance SA
5.13%, 09/14/2045		150	156	Continental Resources Inc/OK
				3.80%, 06/01/2024		280	197
			$2,369	4.50%, 04/15/2023		170	122
Mortgage Backed Securities - 1.11%				Devon Energy Corp
Fannie Mae REMIC Trust 2005-W2				2.25%, 12/15/2018		480	438
0.62%, 05/25/2035(c)		118	117	Dolphin Energy Ltd
Fannie Mae REMICS				5.50%, 12/15/2021		250	275
2.25%, 07/25/2040		235	232	Encana Corp
3.00%, 04/25/2022		1,168	68	5.15%, 11/15/2041		150	100
3.50%, 11/25/2027(c)		363	40	EP Energy LLC / Everest Acquisition Finance
3.50%, 07/25/2028(c)		719	80	Inc
5.68%, 02/25/2043(c)		655	134	6.38%, 06/15/2023		65	33
6.08%, 03/25/2022(c)		107	11	9.38%, 05/01/2020		190	121
Freddie Mac REMICS				Halcon Resources Corp
0.78%, 06/15/2023(c)		9	9	8.63%, 02/01/2020(b)		20	14
0.93%, 08/15/2018(c)		77	77	9.75%, 07/15/2020		80	23

See accompanying notes.

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2015

		Principal			Principal
BONDS (continued)		Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Oil & Gas (continued)				Other Asset Backed Securities (continued)
Halcon Resources Corp	(continued)			Dell Equipment Finance Trust 2015-2
12.00%, 02/15/2022 (b)		$10	$6	1.72%, 09/22/2020(b),(c)	$625	$621
Kerr-McGee Corp				JP Morgan Mortgage Acquisition Trust 2007-
7.88%, 09/15/2031		115	124	CH3
Linn Energy LLC / Linn Energy Finance				0.57%, 03/25/2037(c)	260	258
Corp				Kubota Credit Owner Trust 2015-1
6.50%, 05/15/2019		185	32	1.54%, 03/15/2019(b),(c)	700	695
Marathon Petroleum Corp				Trade MAPS 1 Ltd
4.75%, 09/15/2044		255	208	0.99%, 12/10/2018(b),(c)	1,500	1,490
Noble Energy Inc				Washington Mutural Asset-Backed
3.90%, 11/15/2024		365	325	Certificates WMABS Series 2006-HE1 Trust
5.05%, 11/15/2044		255	206	0.60%, 04/25/2036(c)	245	240
Northern Blizzard Resources Inc						$4,097
7.25%, 02/01/2022(b)		93	67
Oasis Petroleum Inc				Packaging & Containers - 0.54%
6.50%, 11/01/2021		65	43	Ardagh Packaging Finance PLC / Ardagh
6.88%, 03/15/2022		45	29	Holdings USA Inc
				3.51%, 12/15/2019(b),(c)	200	195
6.88%, 01/15/2023		140	87
				Berry Plastics Corp
PDC Energy Inc				6.00%, 10/15/2022(b)	40	41
7.75%, 10/15/2022		170	163
Petrobras Global Finance BV				Beverage Packaging Holdings Luxembourg II
5.38%, 01/27/2021		125	93	SA / Beverage Packaging Holdings II
				5.63%, 12/15/2016(b)	25	25
Petroleos de Venezuela SA				6.00%, 06/15/2017(b)	30	29
6.00%, 05/16/2024		100	37
				Coveris Holding Corp
Petroleos Mexicanos				10.00%, 06/01/2018 (b)	105	100
4.25%, 01/15/2025(b)		60	53
Phillips 66				Crown Cork & Seal Co Inc
4.65%, 11/15/2034		165	155	7.38%, 12/15/2026	132	142
Pioneer Natural Resources Co				Packaging Corp of America
3.45%, 01/15/2021		280	259	4.50%, 11/01/2023	330	346
4.45%, 01/15/2026		110	99	Reynolds Group Issuer Inc / Reynolds Group
Seven Generations Energy Ltd				Issuer LLC / Reynolds Group Issuer
6.75%, 05/01/2023(b)		20	17	(Luxembourg) S.A.
Seventy Seven Operating LLC				7.88%, 08/15/2019	100	104
6.63%, 11/15/2019		90	32	WestRock RKT Co
Shell International Finance BV				3.50%, 03/01/2020	565	571
3.25%, 05/11/2025		35	34			$1,553
Southwestern Energy Co				Pharmaceuticals - 1.06%
4.05%, 01/23/2020		585	424	AbbVie Inc
Sunoco LP / Sunoco Finance Corp				2.50%, 05/14/2020	280	277
5.50%, 08/01/2020(b)		60	57	3.60%, 05/14/2025	150	148
6.38%, 04/01/2023(b)		90	85
				4.70%, 05/14/2045	285	279
TalismanEnergyInc				Actavis Funding SCS
3.75%, 02/01/2021		215	195	3.00%, 03/12/2020	260	260
7.75%, 06/01/2019		325	350	4.55%, 03/15/2035	25	24
Total Capital SA				AstraZeneca PLC
2.13%, 08/10/2018		10	10	4.38%, 11/16/2045	30	30
Ultra Petroleum Corp				Forest Laboratories LLC
6.13%, 10/01/2024(b)		100	23	5.00%, 12/15/2021(b)	660	717
Woodside Finance Ltd				JLL/Delta Dutch Pledgeco BV
3.65%, 03/05/2025(b)		80	71	8.75%, PIK 9.50%, 05/01/2020(b),(d)	80	77
WPX Energy Inc				Novartis Capital Corp
7.50%, 08/01/2020		65	53	3.00%, 11/20/2025	180	177
YPF SA				4.00%, 11/20/2045	155	152
8.88%, 12/19/2018(b)		175	177
				Pfizer Inc
			$6,436	5.20%, 08/12/2020	275	308
				Valeant Pharmaceuticals International Inc
Oil & Gas Services - 0.10%				5.38%, 03/15/2020(b)	80	75
Archrock Partners LP / Archrock Partners				5.50%, 03/01/2023(b)	45	40
Finance Corp				5.88%, 05/15/2023(b)	205	183
6.00%, 10/01/2022		55	45	7.50%, 07/15/2021(b)	135	135
Halliburton Co
2.70%, 11/15/2020		185	183	Wyeth LLC
PHI Inc				6.00%, 02/15/2036	90	107
5.25%, 03/15/2019		65	52	Zoetis Inc
			$280	1.15%, 02/01/2016	75	75
						$3,064
Other Asset Backed Securities - 1.41%
CNH Equipment Trust 2014-C				Pipelines - 1.48%
1.65%, 09/15/2021(c)		500	496	Boardwalk Pipelines LP
Dell Equipment Finance Trust 2014-1				3.38%, 02/01/2023	250	201
0.64%, 07/22/2016(b)		297	297	Columbia Pipeline Group Inc
				3.30%, 06/01/2020(b)	400	389

See accompanying notes.

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2015

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Pipelines (continued)			REITS (continued)
Enable Midstream Partners LP			Select Income REIT
3.90%, 05/15/2024(c)	$120	$92	4.15%, 02/01/2022	$250	$240
Enbridge Inc			Simon Property Group LP
0.87%, 06/02/2017(c)	520	509	2.50%, 09/01/2020	375	375
Energy Transfer Equity LP					$2,337
5.88%, 01/15/2024	50	41
Energy Transfer Partners LP			Retail - 1.59%
4.05%, 03/15/2025	245	201	1011778 BC ULC / New Red Finance Inc
			4.63%, 01/15/2022(b)	70	70
4.90%, 03/15/2035	70	51
			BMC Stock Holdings Inc
EnLink Midstream Partners LP			9.00%, 09/15/2018(b)	135	140
4.15%, 06/01/2025	230	177
4.40%, 04/01/2024	95	75	Claire's Stores Inc
			9.00%, 03/15/2019(b)	20	12
5.05%, 04/01/2045	150	93
Enterprise Products Operating LLC			CVS Health Corp
3.70%, 02/15/2026	135	121	3.88%, 07/20/2025	175	179
			4.75%, 12/01/2022(b)	460	493
4.90%, 05/15/2046	195	159
			4.88%, 07/20/2035	360	372
Kinder Morgan Energy Partners LP			5.00%, 12/01/2024(b)	125	135
4.70%, 11/01/2042	220	155
5.63%, 09/01/2041	105	80	5.13%, 07/20/2045	650	685
			CVS Pass-Through Trust
Kinder Morgan Inc/DE			5.93%, 01/10/2034(b)	171	188
3.05%, 12/01/2019	100	92	7.51%, 01/10/2032(b)	52	61
ONEOK Partners LP
4.90%, 03/15/2025	185	156	Dollar Tree Inc
			5.75%, 03/01/2023(b)	55	57
Sabine Pass Liquefaction LLC
5.63%, 03/01/2025(b)	175	148	Home Depot Inc/The
6.25%, 03/15/2022	110	102	3.35%, 09/15/2025	415	424
TransCanada PipeLines Ltd			JC Penney Corp Inc
4.63%, 03/01/2034	135	128	5.65%, 06/01/2020	120	96
5.00%, 10/16/2043	50	46	L Brands Inc
			6.88%, 11/01/2035(b)	60	62
7.13%, 01/15/2019	95	106
			Landry's Holdings II Inc
Western Gas Partners LP			10.25%, 01/01/2018 (b)	90	90
5.45%, 04/01/2044	240	191
			Landry's Inc
Williams Cos Inc/The			9.38%, 05/01/2020(b)	105	110
7.88%, 09/01/2021	355	319
Williams Partners LP			Macy's Retail Holdings Inc
3.60%, 03/15/2022	245	193	5.90%, 12/01/2016	420	436
5.10%, 09/15/2045	60	39	6.90%, 04/01/2029	25	28
Williams Partners LP / ACMP Finance Corp			McDonald's Corp
4.88%, 05/15/2023	455	369	2.10%, 12/07/2018	75	75
4.88%, 03/15/2024	90	72	2.75%, 12/09/2020	185	185
		$4,305	3.70%, 01/30/2026	50	50
			4.70%, 12/09/2035	85	85
Real Estate - 0.09%			4.88%, 12/09/2045	285	287
Crescent Resources LLC / Crescent Ventures			Michaels Stores Inc
Inc			5.88%, 12/15/2020(b)	91	94
10.25%, 08/15/2017 (b)	110	110	Rite Aid Corp
Prologis LP			6.13%, 04/01/2023(b)	90	93
3.75%, 11/01/2025	150	149	Tops Holding LLC / Tops Markets II Corp
		$259	8.00%, 06/15/2022(b)	100	98
					$4,605
REITS- 0.81%
DDR Corp			Semiconductors - 0.25%
3.63%, 02/01/2025	205	194	Applied Materials Inc
DuPont Fabros Technology LP			5.10%, 10/01/2035	220	224
5.88%, 09/15/2021	105	109	Micron Technology Inc
Equinix Inc			5.25%, 01/15/2024(b)	170	149
4.88%, 04/01/2020	35	37	QUALCOMM Inc
5.38%, 01/01/2022	35	36	4.65%, 05/20/2035	100	93
5.38%, 04/01/2023	115	117	4.80%, 05/20/2045	65	58
5.88%, 01/15/2026	40	41	Semiconductor Manufacturing International
Host Hotels & Resorts LP			Corp
4.50%, 02/01/2026	140	138	4.13%, 10/07/2019(b)	200	200
iStar Inc					$724
4.88%, 07/01/2018	35	34
5.00%, 07/01/2019	15	15	Shipbuilding - 0.02%
9.00%, 06/01/2017	80	84	Huntington Ingalls Industries Inc
			5.00%, 11/15/2025(b)	60	61
Kimco Realty Corp
3.40%, 11/01/2022	190	188
Retail Properties of America Inc			Software - 0.57%
4.00%, 03/15/2025	300	283	Activision Blizzard Inc
Scentre Group Trust 1 / Scentre Group Trust			5.63%, 09/15/2021(b)	130	136
2			6.13%, 09/15/2023(b)	145	154
2.38%, 04/28/2021(b)	465	446

See accompanying notes.

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2015

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's) Value (000's)

Software (continued)			Telecommunications (continued)
Fidelity National Information Services Inc			Embarq Corp
2.85%, 10/15/2018	$175	$176	8.00%, 06/01/2036	$80	$82
3.63%, 10/15/2020	175	177	Frontier Communications Corp
First Data Corp			8.88%, 09/15/2020(b)	25	25
5.00%, 01/15/2024(b)	40	40	11.00%, 09/15/2025 (b)	105	104
5.75%, 01/15/2024(b)	40	39	10.50%, 09/15/2022 (b)	85	85
Microsoft Corp			Goodman Networks Inc
2.00%, 11/03/2020	170	170	12.13%, 07/01/2018	95	26
3.13%, 11/03/2025	200	201	Intelsat Jackson Holdings SA
4.45%, 11/03/2045	110	114	7.25%, 10/15/2020	55	48
MSCI Inc			Intelsat Luxembourg SA
5.25%, 11/15/2024(b)	75	76	7.75%, 06/01/2021	205	96
5.75%, 08/15/2025(b)	25	26	8.13%, 06/01/2023	115	52
Oracle Corp			Level 3 Communications Inc
2.95%, 05/15/2025	180	175	5.75%, 12/01/2022	55	56
4.38%, 05/15/2055	130	119	Level 3 Financing Inc
Rackspace Hosting Inc			5.13%, 05/01/2023(b)	35	35
6.50%, 01/15/2024(b)	56	54	5.38%, 08/15/2022	50	51
		$1,657	5.38%, 01/15/2024(b)	30	30
			6.13%, 01/15/2021	40	41
Sovereign - 0.43%			Ooredoo International Finance Ltd
Hungary Government International Bond			3.88%, 01/31/2028	250	237
5.38%, 02/21/2023	150	163	Sprint Capital Corp
Kazakhstan Government International Bond			6.88%, 11/15/2028	85	59
5.13%, 07/21/2025(b)	300	296
			Sprint Communications Inc
Panama Government International Bond			7.00%, 08/15/2020	135	104
4.00%, 09/22/2024	200	200	9.00%, 11/15/2018(b)	45	47
Peruvian Government International Bond			9.13%, 03/01/2017	25	25
4.13%, 08/25/2027	200	196	Sprint Corp
Poland Government International Bond			7.13%, 06/15/2024	140	101
3.00%, 03/17/2023	50	50	7.88%, 09/15/2023	105	79
Romanian Government International Bond
4.88%, 01/22/2024(b)	170	183	Telefonica Emisiones SAU
			6.42%, 06/20/2016	95	97
Russian Foreign Bond - Eurobond			7.05%, 06/20/2036	25	30
7.50%, 03/31/2030(c)	134	160
			T-Mobile USA Inc
		$1,248	6.00%, 03/01/2023	60	61
Student Loan Asset Backed Securities - 1.74%			6.13%, 01/15/2022	20	21
Navient Private Education Loan Trust 2014-			6.25%, 04/01/2021	675	695
A			6.50%, 01/15/2024	30	31
0.81%, 05/16/2022(b),(c)	187	186	6.50%, 01/15/2026	95	96
Navient Student Loan Trust 2014-8			6.63%, 04/28/2021	85	88
0.70%, 08/25/2020(c)	458	455	Verizon Communications Inc
Navient Student Loan Trust 2015-1			1.35%, 06/09/2017	410	409
0.72%, 09/26/2022(c)	2,314	2,301	2.25%, 09/14/2018(c)	750	768
SLM Private Education Loan Trust 2012-A			2.63%, 02/21/2020	11	11
1.73%, 08/15/2025(b),(c)	204	204	4.52%, 09/15/2048	326	292
SLM Private Education Loan Trust 2012-C			5.01%, 08/21/2054	621	569
1.43%, 08/15/2023(b),(c)	43	43	5.15%, 09/15/2023	270	297
SLM Private Education Loan Trust 2012-E			6.25%, 04/01/2037	25	28
1.08%, 10/16/2023(b),(c)	593	592	VimpelCom Holdings BV
			7.50%, 03/01/2022(b)	250	250
SLM Private Education Loan Trust 2013-A
0.93%, 08/15/2022(b),(c)	1,264	1,261	Virgin Media Finance PLC
SLM Student Loan Trust 2008-6			6.00%, 10/15/2024(b)	200	199
0.87%, 10/25/2017(c)	10	10	Vodafone Group PLC
		$5,052	2.50%, 09/26/2022	360	333
			Wind Acquisition Finance SA
Telecommunications - 2.70%			7.38%, 04/23/2021(b)	290	274
AT&T Inc					$7,847
2.45%, 06/30/2020	230	227
4.35%, 06/15/2045	125	107	Transportation - 0.77%
4.45%, 05/15/2021	295	314	Burlington Northern Santa Fe LLC
4.50%, 05/15/2035	490	453	3.85%, 09/01/2023	125	130
B Communications Ltd			CSX Corp
7.38%, 02/15/2021(b)	35	38	3.70%, 10/30/2020	320	334
CC Holdings GS V LLC / Crown Castle GS			3.95%, 05/01/2050	170	144
III Corp			5.50%, 04/15/2041	85	94
3.85%, 04/15/2023	510	501	6.25%, 03/15/2018	200	218
CenturyLink Inc			7.38%, 02/01/2019	170	194
5.63%, 04/01/2025	75	63	Eletson Holdings Inc
			9.63%, 01/15/2022(b)	110	98
Eileme 2 AB
11.63%, 01/31/2020 (b)	200	212	FedEx Corp
			3.20%, 02/01/2025	100	97
			4.75%, 11/15/2045	345	342

See accompanying notes.

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2015

	Principal		SENIOR FLOATING RATE INTERESTS	Principal
BONDS (continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)

Transportation (continued)			Chemicals (continued)
Hornbeck Offshore Services Inc			Ineos US Finance LLC, Term Loan B
5.00%, 03/01/2021	$65	$44	3.75%, 12/15/2020(c)	$211	$202
Navios Maritime Acquisition Corp / Navios			Methanol Holdings Trinidad Ltd, Term Loan
Acquisition Finance US Inc			B
8.13%, 11/15/2021(b)	190	166	4.25%, 06/16/2022(c)	304	280
Navios Maritime Holdings Inc / Navios					$1,303
Maritime Finance II US Inc
7.38%, 01/15/2022(b)	140	70	Commercial Services - 0.04%
			TMS International Corp, Term Loan B
Navios South American Logistics Inc / Navios			4.50%, 10/04/2020(c)	173	126
Logistics Finance US Inc
7.25%, 05/01/2022(b)	185	121
Union Pacific Corp			Computers - 0.04%
3.88%, 02/01/2055	75	66	Oberthur Technologies of America Corp,
4.38%, 11/15/2065	120	111	Term Loan B2
		$2,229	4.50%, 10/18/2019(c)	111	109

Trucking & Leasing - 0.07%
Penske Truck Leasing Co Lp / PTL Finance			Consumer Products - 0.08%
Corp			Dell International LLC, Term Loan B2
3.38%, 02/01/2022(b)	200	194	4.00%, 04/29/2020(c)	241	239

TOTAL BONDS		$193,390
			Diversified Financial Services - 0.07%
	Principal		Delos Finance Sarl, Term Loan B
CONVERTIBLE BONDS - 0.03%	Amount (000's)	Value (000's)	3.50%, 02/26/2021(c)	220	219
Semiconductors - 0.03%
Jazz US Holdings Inc			Electric - 0.03%
8.00%, 12/31/2018	60	94	Texas Competitive Electric Holdings Co LLC,
			Term Loan NONEXT
TOTAL CONVERTIBLE BONDS		$94	4.76%, 04/25/2015(c)	285	85
SENIOR FLOATING RATE INTERESTS - Principal
4.09%	Amount (000's) Value (000's)
			Electronics - 0.03%
Aerospace & Defense - 0.11%			TTM Technologies Inc, Term Loan B
B/E Aerospace Inc, Term Loan B			6.00%, 05/07/2021(c)	114	103
4.00%, 11/19/2021(c)	$321	$321

			Entertainment - 0.46%
Apparel - 0.03%			CCM Merger Inc, Term Loan B
Calceus Acquisition Inc, Term Loan B1			4.50%, 07/30/2021(c)	302	300
5.00%, 09/24/2020(c)	115	102	Eldorado Resorts Inc, Term Loan B
			4.25%, 07/15/2022(c)	279	276
Automobile Manufacturers - 0.07%			Lions Gate Entertainment Corp, Term Loan
FCA US LLC, Term Loan B			B
3.52%, 05/24/2017(c)	134	133	5.00%, 03/11/2022(c)	260	257
Navistar Inc, Term Loan B			Peninsula Gaming LLC, Term Loan B
6.50%, 08/06/2020(c)	80	70	4.25%, 11/30/2017(c)	117	116
		$203	WMG Acquisition Corp, Term Loan B
			3.75%, 07/07/2020(c)	398	376
Automobile Parts & Equipment - 0.02%					$1,325
Federal-Mogul Holdings Corp, Term Loan C
4.75%, 04/02/2021(c)	58	51	Food- 0.08%
			B&G Foods Inc, Term Loan B
			3.75%, 10/21/2022(c)	50	50
Building Materials - 0.10%			JBS USA LLC, Term Loan B
Builders FirstSource Inc, Term Loan B			4.00%, 08/18/2022(c)	180	179
6.00%, 07/22/2022(c)	135	133
					$229
GYP Holdings III Corp, Term Loan B
4.75%, 03/26/2021(c)	123	117	Forest Products & Paper - 0.20%
7.75%, 03/25/2022(c)	50	46	Caraustar Industries Inc, Term Loan B
			8.00%, 04/26/2019(c)	182	181
		$296
			8.00%, 05/01/2019(c)	265	263
Chemicals - 0.45%			NewPage Corp, Term Loan B
A Schulman Inc, Term Loan B			9.50%, 02/05/2021(c)	359	128
4.00%, 05/11/2022(c)	104	103
					$572
Aruba Investments Inc, Term Loan B
4.50%, 02/02/2022(c)	60	59	Healthcare - Products - 0.07%
Axiall Holdco Inc, Term Loan B			Kinetic Concepts Inc, Term Loan E1
4.00%, 02/25/2022(c)	110	109	4.50%, 05/04/2018(c)	87	84
AZ Chem US Inc, Term Loan			Mallinckrodt International Finance SA, Term
7.50%, 06/10/2022(c)	316	315	Loan B1
Emerald Performance Materials LLC, Term			0.00%, 03/19/2021(c),(e)	110	107
Loan					$191
7.75%, 07/22/2022(c)	250	235

See accompanying notes.

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2015

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)

Healthcare - Services - 0.25%			Pharmaceuticals - 0.23%
DaVita HealthCare Partners Inc, Term Loan			DPx Holdings BV, Term Loan B
B			4.25%, 01/22/2021(c)	$103	$100
3.50%, 06/18/2021(c)	$59	$59	Endo Luxembourg Finance I Co Sarl, Term
Lantheus Medical Imaging Inc, Term Loan B			Loan B
7.00%, 06/24/2022(c)	229	206	3.75%, 06/24/2022(c)	170	167
MPH Acquisition Holdings LLC, Term Loan			Grifols Worldwide Operations USA Inc, Term
B			Loan B
3.75%, 03/19/2021(c)	190	184	3.42%, 03/05/2021(c)	113	112
Radnet Management Inc, Term Loan B			Valeant Pharmaceuticals International Inc,
4.28%, 10/10/2018(c)	15	15	Term Loan BE1
8.00%, 03/25/2021(c)	295	278	3.75%, 08/05/2020(c)	163	156
		$742	Valeant Pharmaceuticals International Inc,
			Term Loan BF1
Insurance - 0.11%			4.00%, 04/01/2022(c)	154	148
Asurion LLC, Term Loan
8.50%, 02/19/2021(c)	285	241			$683
Asurion LLC, Term Loan B1			REITS- 0.13%
5.00%, 05/24/2019(c)	32	30	iStar Inc, Term Loan A2
Asurion LLC, Term Loan B2			7.00%, 03/19/2017(c)	369	367
4.25%, 06/19/2020(c)	51	47
			Retail - 0.24%
		$318	Academy Ltd, Term Loan B
Internet - 0.08%			5.00%, 06/16/2022(c)	207	199
Zayo Group LLC, Term Loan B			Dollar Tree Inc, Term Loan B2
3.75%, 05/06/2021(c)	225	221	4.19%, 07/06/2022(c)	175	174
			Michaels Stores Inc, Term Loan B
			4.00%, 01/20/2028(c)	146	144
Media- 0.26%			PetSmart Inc, Term Loan B
CCO Safari III LLC, Term Loan I			4.25%, 03/11/2022(c)	174	170
3.50%, 01/23/2023(c)	110	110
					$687
Numericable US LLC, Term Loan B1
4.50%, 04/23/2020(c)	70	68	Semiconductors - 0.27%
Numericable US LLC, Term Loan B2			Avago Technologies Cayman Finance Ltd,
4.50%, 04/23/2020(c)	61	58	Term Loan B
Univision Communications Inc, Term Loan			0.00%, 11/11/2022(c),(e)	415	410
C3			NXP BV, Term Loan
4.00%, 03/01/2020(c)	24	24	3.75%, 11/05/2020(c)	370	368
Univision Communications Inc, Term Loan					$778
C4
4.00%, 03/01/2020(c)	189	185	Software - 0.18%
			Activision Blizzard Inc, Term Loan B
WideOpenWest Finance LLC, Term Loan B			3.25%, 07/26/2020(c)	221	220
4.50%, 04/01/2019(c)	121	116
			Evergreen Skills Lux Sarl, Term Loan
WideOpenWest Finance LLC, Term Loan B1			3.75%, 04/08/2021(c)	156	150
3.75%, 07/17/2017(c)	204	197
			First Data Corp, Term Loan B
		$758	4.17%, 07/08/2022(c)	105	104
Mining - 0.07%			4.42%, 03/24/2021(c)	60	60
FMG Resources August 2006 Pty Ltd, Term					$534
Loan B
4.29%, 06/30/2019(c)	275	203	Telecommunications - 0.11%
			Altice Financing SA, Delay-Draw Term Loan
			DD
Oil & Gas - 0.09%			5.50%, 07/03/2019(c)	171	169
Drillships Financing Holding Inc, Term Loan			NTELOS Inc, Term Loan B
B1			5.75%, 11/09/2019(c)	34	34
6.00%, 03/31/2021(c)	132	53	T-Mobile USA Inc, Term Loan B
Seadrill Operating LP, Term Loan B			3.50%, 11/03/2022(c)	105	105
4.00%, 02/12/2021(c)	426	176			$308
Seventy Seven Operating LLC, Term Loan B
3.75%, 06/17/2021(c)	30	21	Trucking & Leasing - 0.04%
		$250	Fly Funding II Sarl, Term Loan
			3.50%, 08/09/2019(c)	107	106
Oil & Gas Services - 0.09%
Navios Maritime Midstream Partners LP,			TOTAL SENIOR FLOATING RATE INTERESTS		$11,868
Term Loan B
5.32%, 06/15/2020(c)	269	265	U.S. GOVERNMENT & GOVERNMENT	Principal
			AGENCY OBLIGATIONS - 33.28%	Amount (000's) Value (000's)
			Federal Home Loan Mortgage Corporation (FHLMC) -
			2.26%
Packaging & Containers - 0.06%			2.25%, 02/01/2037(c)	$24	$25
Berry Plastics Group Inc, Term Loan F
4.00%, 09/16/2022(c)	122	120	2.54%, 02/01/2034(c)	4	4
			3.50%, 01/01/2042(f)	800	824
SIG Combibloc PurchaseCo Sarl, Term Loan
B			3.50%, 10/01/2045	848	876
4.25%, 03/11/2022(c)	55	54	4.00%, 02/01/2044	570	605
		$174	4.00%, 10/01/2044	822	872
			4.50%, 07/01/2024	49	52

See accompanying notes.

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2015

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)		AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)
Federal Home Loan Mortgage Corporation (FHLMC)
(continued)			Federal National Mortgage Association (FNMA) (continued)

			5.50%, 02/01/2037	$16	$18
5.00%, 05/01/2018	$97	$100
			5.50%, 05/01/2040	86	96
5.00%, 06/01/2031	225	247	5.65%, 02/01/2036(c)	27	28
5.00%, 10/01/2035	80	88
			6.00%, 05/01/2031	5	5
5.00%, 06/01/2041	2,168	2,404
			6.00%, 07/01/2035	276	314
6.00%, 03/01/2031	17	19
			6.00%, 02/01/2037	287	325
6.00%, 06/01/2032	41	46
			6.00%, 02/01/2038	116	132
6.00%, 10/01/2032	27	31
			6.50%, 03/01/2032	11	12
6.00%, 01/01/2038	123	140
			6.50%, 07/01/2037	53	60
6.50%, 03/01/2029	7	8
			6.50%, 07/01/2037	74	87
6.50%, 05/01/2029	9	11
			6.50%, 02/01/2038	55	64
6.50%, 04/01/2031	4	5
			6.50%, 03/01/2038	33	37
6.50%, 02/01/2032	9	11
			6.50%, 09/01/2038	318	364
6.50%, 05/01/2032	14	16
			7.00%, 02/01/2032	18	19
6.50%, 05/01/2032	8	9
6.50%, 04/01/2035	13	15			$36,424
7.00%, 12/01/2029	22	24	Government National Mortgage Association (GNMA) -
7.00%, 06/01/2030	4	5	6.72%
			1.50%, 07/20/2043(c)	433	438
7.00%, 12/01/2030	4	4
7.00%, 01/01/2031	1	1	3.00%, 01/01/2043	1,500	1,520
7.00%, 01/01/2031	4	4	3.00%, 02/15/2043	680	692
7.00%, 02/01/2031	3	3	3.00%, 07/20/2044	1,055	1,072
			3.50%, 01/15/2042(f)	4,600	4,786
7.00%, 12/01/2031	36	37
7.50%, 04/01/2030	5	6	3.50%, 10/15/2042	77	81
7.50%, 09/01/2030	3	3	3.50%, 01/01/2046	1,575	1,642
			4.00%, 01/01/2042(f)	2,750	2,917
7.50%, 03/01/2031	16	19
8.00%, 09/01/2030	38	40	4.00%, 02/15/2042	276	297
		$6,554	4.00%, 01/01/2046	1,300	1,381
			4.50%, 09/15/2039	1,091	1,199
Federal National Mortgage Association (FNMA) - 12.56%			4.50%, 11/15/2040	231	252
2.31%, 03/01/2035(c)	68	72	4.50%, 07/20/2045	889	957
2.34%, 07/01/2034(c)	3	3	5.00%, 02/15/2034	448	498
2.38%, 07/01/2034(c)	32	34	5.00%, 10/15/2034	160	179
2.50%, 03/01/2030	928	937	5.00%, 10/20/2039	106	117
2.50%, 01/01/2031(f)	1,880	1,895	5.00%, 07/20/2040	48	52
3.00%, 01/01/2028(f)	750	773	5.00%, 02/15/2042	194	215
3.00%, 03/01/2034	665	681	5.50%, 12/20/2033	221	247
3.00%, 11/01/2042	1,200	1,207	5.50%, 05/20/2035	25	27
3.00%, 05/01/2043	281	282	6.00%, 01/20/2029	41	47
3.00%, 01/01/2046(f)	4,250	4,250	6.00%, 07/20/2029	7	8
3.50%, 01/01/2031(f)	700	733	6.00%, 12/15/2033	36	41
3.50%, 08/01/2034	775	809	6.00%, 12/20/2036	127	142
3.50%, 01/01/2041	70	72	6.50%, 03/20/2028	6	7
3.50%, 11/01/2042	1,390	1,445	6.50%, 05/20/2029	6	7
3.50%, 01/01/2043(f)	1,525	1,573	6.50%, 12/15/2032	533	609
3.50%, 07/01/2043	1,390	1,440	7.00%, 03/15/2031	15	16
3.50%, 07/01/2043	530	547	7.50%, 05/15/2029	19	19
3.50%, 09/01/2044	3,212	3,324	8.00%, 12/15/2030	9	11
4.00%, 10/01/2019	46	48			$19,476
4.00%, 08/01/2020	223	233
4.00%, 03/01/2034	719	772	U.S. Treasury - 9.83%
4.00%, 11/01/2040	2,381	2,534	0.50%, 11/30/2016	445	444
4.00%, 01/01/2046(f)	4,300	4,550	0.63%, 08/15/2016	2,085	2,084
			0.88%, 04/30/2017(g)	850	850
4.50%, 07/01/2025	102	109
4.50%, 04/01/2039	1,439	1,557	0.88%, 07/15/2018	1,330	1,318
4.50%, 11/01/2040	1,458	1,586	1.00%, 08/31/2016	300	301
4.50%, 09/01/2041	395	427	1.25%, 01/31/2020	750	738
4.50%, 12/01/2044	289	313	1.38%, 01/31/2020	5,825	5,764
5.00%, 02/01/2035	303	338	1.38%, 03/31/2020	250	247
			1.75%, 09/30/2019(h)	4,585	4,616
5.00%, 06/01/2040	27	29
5.00%, 10/01/2041	401	443	1.75%, 04/30/2022	60	59
5.50%, 06/01/2019	32	33	1.88%, 11/30/2021	2,550	2,539
5.50%, 07/01/2019	20	21	2.00%, 05/31/2021	720	725
5.50%, 07/01/2019	8	9	2.00%, 10/31/2021	540	541
5.50%, 08/01/2019	29	31	2.00%, 02/15/2025	1,300	1,271
5.50%, 08/01/2019	6	6	2.13%, 05/15/2025	750	740
5.50%, 10/01/2019	36	38	2.50%, 02/15/2045	520	467
5.50%, 10/01/2019	49	52	2.63%, 01/31/2018	1,700	1,753
5.50%, 12/01/2022	40	45	3.00%, 11/15/2044	1,450	1,445
5.50%, 07/01/2033	491	552	3.00%, 05/15/2045	190	189
5.50%, 04/01/2035	50	56	3.13%, 02/15/2042	590	609
5.50%, 08/01/2036	897	1,004	3.13%, 08/15/2044	70	71

See accompanying notes.

		Schedule of Investments
	Bond & Mortgage Securities Account
		December 31, 2015

U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)

U.S. Treasury (continued)
3.75%, 11/15/2043	$1,500	$1,728
		$28,499

U.S. Treasury Bill - 1.03%
0.06%, 01/28/2016(i)	3,000	3,000

U.S. Treasury Inflation-Indexed Obligations - 0.88%
0.13%, 04/15/2019	162	162
0.13%, 01/15/2022	357	346
0.25%, 01/15/2025	2,154	2,056
		$2,564
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS		$96,517
Total Investments		$313,460
Liabilities in Excess of Other Assets, Net - (8.07)%		$(23,400)
TOTAL NET ASSETS - 100.00%		$290,060

(a)	Perpetual security. Perpetual securities pay an indefinite stream of interest, but they may be called by the issuer at an earlier date.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $49,964 or 17.23% of net assets.
(c)	Variable Rate. Rate shown is in effect at December 31, 2015.
(d)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(e)	This Senior Floating Rate Note will settle after December 31, 2015, at which time the interest rate will be determined.
(f)	Security was purchased in a "to-be-announced" ("TBA") transaction. See Notes to Financial Statements for additional information.
(g)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $250 or 0.09% of net assets.
(h)	Security or a portion of the security was pledged to cover margin requirements for swap and/or swaption contracts. At the end of the period, the value of these securities totaled $775 or 0.27% of net assets.
(i)	Rate shown is the discount rate of the original purchase.

Portfolio Summary (unaudited)

Sector	Percent
Mortgage Securities	28.27%
Asset Backed Securities	14.17%
Financial	14.12%
Government	12.17%
Consumer, Non-cyclical	7.43%
Consumer, Cyclical	6.13%
Communications	6.01%
Industrial	4.16%
Energy	3.98%
Exchange Traded Funds	3.52%
Utilities	3.31%
Technology	2.35%
Basic Materials	2.31%
Diversified	0.14%
Liabilities in Excess of Other Assets, Net	(8.07)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2015

Exchange Cleared Credit Default Swaps

Buy Protection
	(Pay)/			Upfront		Unrealized
	Receive	Expiration	Notional	Premiums		Appreciation/
Reference Entity	Fixed Rate	Date	Amount	Paid/(Received)		(Depreciation)	Fair Value
CDX.NA.HY.24	(5.00)%	06/20/2020	$7,425	$(411	) $	133	$(278)
CDX.NA.HY.25	(5.00)%	12/20/2020	4,400	(15)		(38)	(53)
CDX.NA.HY.25	(5.00)%	12/20/2020	4,400	21		(74)	(53)
Total				$(405	) $	21	$(384)

Amounts in thousands

Futures Contracts

							Unrealized
Type	Long/Short	Contracts	Notional Value			Fair Value	Appreciation/(Depreciation)
US 2 Year Note; March 2016	Short	2	$435			$434	$1
US 5 Year Note; March 2016	Short	1	118			118	—
US Ultra Bond; March 2016	Long	47	7,398			7,458	60
Total							$61

Amounts in thousands except contracts

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2015

INVESTMENT COMPANIES - 9.08%	Shares Held Value (000's)				Principal
			BONDS (continued)	Amount (000's) Value (000's)
Publicly Traded Investment Fund - 9.08%
First American Government Obligations Fund	175,929,258	$175,929	Agriculture (continued)
			Reynolds American Inc	(continued)
TOTAL INVESTMENT COMPANIES		$175,929	6.88%, 05/01/2020		$500	$577
	Principal		8.13%, 06/23/2019		36	42
BONDS- 34.32%	Amount (000's)	Value (000's)				$4,631

Advertising - 0.02%			Airlines - 0.08%
Omnicom Group Inc			American Airlines 2011-1 Class A Pass
4.45%, 08/15/2020	$128	$137	Through Trust
Svensk Exportkredit AB			5.25%, 07/31/2022		136	144
5.13%, 03/01/2017	218	228	American Airlines 2014-1 Class A Pass
		$365	Through Trust
			3.70%, 04/01/2028		377	377
Aerospace & Defense - 0.31%			Continental Airlines 2010-1 Class A Pass
Boeing Capital Corp			Through Trust
4.70%, 10/27/2019	33	36	4.75%, 07/12/2022		39	41
Boeing Co/The			Continental Airlines 2012-2 Class A Pass
5.88%, 02/15/2040	154	194	Through Trust
7.95%, 08/15/2024	200	267	4.00%, 04/29/2026		179	184
Harris Corp			Delta Air Lines 2007-1 Class A Pass Through
4.40%, 12/15/2020	51	53	Trust
L-3 Communications Corp			6.82%, 02/10/2024		74	86
1.50%, 05/28/2017	250	247	Southwest Airlines Co
4.95%, 02/15/2021	277	285	2.75%, 11/06/2019		300	302
Lockheed Martin Corp			UAL 2009-2A Pass Through Trust
2.50%, 11/23/2020	255	253	9.75%, 01/15/2017		102	108
3.35%, 09/15/2021	102	104	United Airlines 2014-2 Class A Pass Through
3.55%, 01/15/2026	225	226	Trust
3.60%, 03/01/2035	350	313	3.75%, 03/03/2028		200	202
4.07%, 12/15/2042	47	43	US Airways 2013-1 Class A Pass Through
4.70%, 05/15/2046	345	353	Trust
5.50%, 11/15/2039	220	246	3.95%, 05/15/2027		181	182
6.15%, 09/01/2036	290	346				$1,626
Northrop Grumman Corp
1.75%, 06/01/2018	500	496	Apparel - 0.04%
3.50%, 03/15/2021	277	286	NIKE Inc
Raytheon Co			2.25%, 05/01/2023		200	195
3.13%, 10/15/2020	77	80	3.63%, 05/01/2043		200	185
4.88%, 10/15/2040	154	169	VF Corp
United Technologies Corp			6.00%, 10/15/2033		350	420
3.10%, 06/01/2022	1,000	1,018				$800
4.50%, 04/15/2020	74	81	Automobile Asset Backed Securities - 0.28%
4.50%, 06/01/2042	580	584	Ally Auto Receivables Trust 2013-2
5.38%, 12/15/2017	102	110	1.24%, 11/15/2018		500	499
5.70%, 04/15/2040	51	60	Americredit Automobile Receivables Trust
6.13%, 07/15/2038	18	22	2014-4
6.70%, 08/01/2028	175	222	1.27%, 07/08/2019(a)		1,000	996
		$6,094	Capital Auto Receivables Asset Trust 2015-2
			1.39%, 09/20/2018(a)		1,000	996
Agriculture - 0.24%
Altria Group Inc			Carmax Auto Owner Trust 2013-2
4.00%, 01/31/2024	350	363	0.84%, 11/15/2018		300	298
4.50%, 05/02/2043	500	475	CarMax Auto Owner Trust 2013-4
4.75%, 05/05/2021	128	139	0.80%, 07/16/2018		339	338
5.38%, 01/31/2044	200	215	Fifth Third Auto Trust 2014-3
9.25%, 08/06/2019	126	154	1.47%, 05/17/2021(a)		500	496
9.95%, 11/10/2038	57	91	Honda Auto Receivables 2014-4 Owner
10.20%, 02/06/2039	68	111	Trust
Archer-Daniels-Midland Co			0.99%, 09/17/2018		500	498
4.48%, 03/01/2021(a)	29	31	Honda Auto Receivables Owner Trust 2014-
Philip Morris International Inc			3
1.13%, 08/21/2017	100	100	0.88%, 06/15/2018(a)		500	499
1.25%, 11/09/2017	500	499	Hyundai Auto Receivables Trust 2012-C
2.90%, 11/15/2021	51	52	1.06%, 06/15/2018		266	265
4.38%, 11/15/2041	51	51	World Omni Auto Receivables Trust 2013-B
4.50%, 03/26/2020	131	143	1.32%, 01/15/2020(a)		515	513
4.50%, 03/20/2042	400	397				$5,398
5.65%, 05/16/2018	25	27
			Automobile Manufacturers - 0.39%
6.38%, 05/16/2038	100	126	American Honda Finance Corp
Reynolds American Inc			1.55%, 12/11/2017		350	350
4.45%, 06/12/2025	220	230	Daimler Finance North America LLC
4.85%, 09/15/2023	350	374	8.50%, 01/18/2031		102	148
5.85%, 08/15/2045	390	434

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2015

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Automobile Manufacturers (continued)			Banks (continued)
Ford Motor Co			Bank of Montreal
4.75%, 01/15/2043	$400	$377	1.40%, 04/10/2018	$750	$743
7.45%, 07/16/2031	100	123	1.45%, 04/09/2018	300	298
Ford Motor Credit Co LLC			2.50%, 01/11/2017	228	231
1.46%, 03/27/2017	380	376	Bank of Nova Scotia/The
1.50%, 01/17/2017	500	496	1.45%, 04/25/2018	300	298
2.15%, 01/09/2018	500	498	1.70%, 06/11/2018	1,000	996
2.24%, 06/15/2018	370	367	2.35%, 10/21/2020	500	495
2.55%, 10/05/2018	500	496	4.50%, 12/16/2025	1,000	995
3.66%, 09/08/2024	750	729	Barclays Bank PLC
4.25%, 02/03/2017	200	204	5.13%, 01/08/2020	750	824
4.25%, 09/20/2022	200	205	5.14%, 10/14/2020	1,000	1,085
4.38%, 08/06/2023	350	360	6.75%, 05/22/2019	200	227
5.00%, 05/15/2018	200	210	BB&T Corp
5.88%, 08/02/2021	200	223	1.60%, 08/15/2017	200	200
PACCAR Financial Corp			6.85%, 04/30/2019	18	21
1.40%, 11/17/2017	320	319	BNP Paribas SA
Toyota Motor Credit Corp			2.38%, 09/14/2017	200	202
1.25%, 10/05/2017	400	399	2.40%, 12/12/2018	750	756
1.55%, 07/13/2018	500	499	4.25%, 10/15/2024	750	743
2.05%, 01/12/2017	77	78	5.00%, 01/15/2021	77	85
2.13%, 07/18/2019	500	501	BPCE SA
2.15%, 03/12/2020	500	500	1.61%, 07/25/2017	750	747
2.63%, 01/10/2023	100	98	4.00%, 04/15/2024	250	257
3.30%, 01/12/2022	77	80	Branch Banking & Trust Co
		$7,636	2.30%, 10/15/2018	750	757
			2.85%, 04/01/2021	1,000	1,011
Automobile Parts & Equipment - 0.05%			Capital One Financial Corp
BorgWarner Inc			2.45%, 04/24/2019	250	250
3.38%, 03/15/2025	500	472	3.20%, 02/05/2025	400	387
Johnson Controls Inc			3.50%, 06/15/2023	84	83
1.40%, 11/02/2017	200	198	Capital One NA/Mclean VA
3.75%, 12/01/2021	77	78	1.50%, 09/05/2017	500	496
5.00%, 03/30/2020	64	68	Citigroup Inc
5.25%, 12/01/2041	128	117	1.55%, 08/14/2017	750	747
		$933	1.70%, 04/27/2018	1,000	990
Banks- 5.94%			2.05%, 12/07/2018	1,000	995
Abbey National Treasury Services PLC/United			2.40%, 02/18/2020	200	198
Kingdom			2.65%, 10/26/2020	1,000	992
2.38%, 03/16/2020	750	749	3.50%, 05/15/2023	600	590
3.05%, 08/23/2018	500	513	3.75%, 06/16/2024	500	509
Associated Banc-Corp			4.05%, 07/30/2022	200	205
4.25%, 01/15/2025	500	500	4.30%, 11/20/2026	500	498
Australia & New Zealand Banking Group			4.50%, 01/14/2022	454	486
Ltd/New York NY			4.65%, 07/30/2045	260	264
1.25%, 06/13/2017	400	399	5.50%, 09/13/2025	300	326
1.50%, 01/16/2018	500	497	5.88%, 01/30/2042	328	376
Bank of America Corp			6.63%, 06/15/2032	112	132
1.95%, 05/12/2018	460	457	8.13%, 07/15/2039	127	182
2.00%, 01/11/2018	500	499	Citizens Bank NA/Providence RI
2.25%, 04/21/2020	160	156	1.60%, 12/04/2017	500	495
2.60%, 01/15/2019	750	752	Commonwealth Bank of Australia/New York
3.30%, 01/11/2023	300	295	NY
3.88%, 03/22/2017	200	204	1.13%, 03/13/2017	500	499
3.95%, 04/21/2025	830	808	2.30%, 03/12/2020	750	742
4.13%, 01/22/2024	1,000	1,033	2.50%, 09/20/2018	200	203
4.88%, 04/01/2044	500	518	Cooperatieve Centrale Raiffeisen-
5.42%, 03/15/2017	201	209	Boerenleenbank BA/Netherlands
5.63%, 07/01/2020	380	422	3.38%, 01/19/2017	128	131
5.65%, 05/01/2018	455	489	3.88%, 02/08/2022	328	346
5.70%, 01/24/2022	580	654	3.95%, 11/09/2022	300	304
5.88%, 02/07/2042	228	266	4.50%, 01/11/2021	51	55
6.00%, 09/01/2017	265	282	5.25%, 05/24/2041	500	570
6.11%, 01/29/2037	450	511	Cooperatieve Centrale Raiffeisen-
6.88%, 04/25/2018	205	226	Boerenleenbank BA/NY
7.63%, 06/01/2019	300	348	2.25%, 01/14/2020	300	298
7.75%, 05/14/2038	750	1,018	Credit Suisse AG/New York NY
Bank of America NA			1.38%, 05/26/2017	1,300	1,294
1.25%, 02/14/2017	350	350	3.63%, 09/09/2024	400	403
6.10%, 06/15/2017	1,000	1,057	5.40%, 01/14/2020	200	219

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2015

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)		Amount (000's) Value (000's)

Banks (continued)			Banks (continued)
Credit Suisse Group Funding Guernsey Ltd			KeyBank NA/Cleveland OH	(continued)
3.75%, 03/26/2025(b)	$750	$725	2.50%, 12/15/2019		$500	$501
4.88%, 05/15/2045(b)	1,000	986	KeyCorp
Deutsche Bank AG/London			5.10%, 03/24/2021		102	111
1.40%, 02/13/2017	500	497	KFW
1.88%, 02/13/2018	200	198	0.00%, 04/18/2036(c)		380	199
6.00%, 09/01/2017	344	364	0.75%, 03/17/2017		1,350	1,346
Discover Bank/Greenwood DE			1.00%, 01/26/2018		500	497
2.00%, 02/21/2018	200	199	1.13%, 11/16/2018		500	495
4.25%, 03/13/2026	500	503	1.25%, 02/15/2017		257	257
Fifth Third Bancorp			1.75%, 10/15/2019		750	751
5.45%, 01/15/2017	51	53	1.88%, 04/01/2019		250	252
8.25%, 03/01/2038	385	536	1.88%, 11/30/2020		500	498
Goldman Sachs Group Inc/The			2.00%, 05/02/2025		880	846
2.55%, 10/23/2019	500	500	2.63%, 01/25/2022		1,257	1,290
2.75%, 09/15/2020	500	500	2.75%, 09/08/2020		300	311
3.50%, 01/23/2025	1,000	983	4.00%, 01/27/2020		847	917
4.00%, 03/03/2024	1,000	1,026	4.38%, 03/15/2018		295	315
4.25%, 10/21/2025	750	744	4.50%, 07/16/2018		102	110
4.75%, 10/21/2045	360	358	4.88%, 01/17/2017		500	520
5.25%, 07/27/2021	502	555	4.88%, 06/17/2019		282	312
5.38%, 03/15/2020	500	549	Korea Development Bank/The
5.63%, 01/15/2017	1,282	1,332	2.50%, 03/11/2020		500	502
5.75%, 01/24/2022	228	259	2.88%, 08/22/2018		350	356
6.13%, 02/15/2033	750	879	Landwirtschaftliche Rentenbank
6.15%, 04/01/2018	821	892	0.88%, 09/12/2017		200	199
6.25%, 09/01/2017	1,110	1,189	1.75%, 04/15/2019		350	352
6.25%, 02/01/2041	700	835	2.00%, 01/13/2025		300	289
6.45%, 05/01/2036	351	397	2.38%, 09/13/2017		200	204
HSBC Holdings PLC			Lloyds Bank PLC
4.00%, 03/30/2022	128	134	1.75%, 03/16/2018		750	748
4.25%, 03/14/2024	500	502	2.35%, 09/05/2019		400	400
5.10%, 04/05/2021	728	809	6.38%, 01/21/2021		51	60
6.10%, 01/14/2042	154	195	Lloyds Banking Group PLC
6.50%, 05/02/2036	400	477	4.58%, 12/10/2025(b)		1,000	1,002
6.50%, 09/15/2037	500	600	Manufacturers & Traders Trust Co
HSBC USA Inc			2.10%, 02/06/2020		200	196
1.50%, 11/13/2017	400	398	Morgan Stanley
1.63%, 01/16/2018	300	299	2.80%, 06/16/2020		1,000	1,003
2.63%, 09/24/2018	200	203	3.75%, 02/25/2023		1,200	1,229
Huntington National Bank/The			4.75%, 03/22/2017		400	414
2.20%, 11/06/2018	500	499	5.00%, 11/24/2025		500	531
Industrial & Commercial Bank of China			5.55%, 04/27/2017		690	724
Ltd/New York			5.63%, 09/23/2019		1,321	1,458
2.35%, 11/13/2017	400	401	5.75%, 01/25/2021		1,050	1,179
Intesa Sanpaolo SpA			6.25%, 08/28/2017		375	402
2.38%, 01/13/2017	500	502	6.38%, 07/24/2042		600	742
JPMorgan Chase & Co			MUFG Union Bank NA
1.35%, 02/15/2017	350	349	2.25%, 05/06/2019		400	399
1.63%, 05/15/2018	300	298	National Australia Bank Ltd/New York
2.25%, 01/23/2020	670	659	2.30%, 07/25/2018		400	402
2.55%, 10/29/2020	1,000	992	Northern Trust Corp
2.75%, 06/23/2020	1,000	1,004	3.95%, 10/30/2025		500	524
3.13%, 01/23/2025	1,000	973	Oesterreichische Kontrollbank AG
3.20%, 01/25/2023	1,000	997	1.38%, 02/10/2020		250	245
3.25%, 09/23/2022	300	302	1.50%, 10/21/2020		160	156
3.38%, 05/01/2023	400	393	PNC Bank NA
3.88%, 09/10/2024	500	497	1.60%, 06/01/2018		750	744
4.40%, 07/22/2020	162	173	2.25%, 07/02/2019		1,000	1,004
4.50%, 01/24/2022	257	277	3.80%, 07/25/2023		400	413
4.63%, 05/10/2021	257	278	PNC Funding Corp
4.95%, 03/25/2020	57	62	4.38%, 08/11/2020		51	55
5.40%, 01/06/2042	102	115	5.13%, 02/08/2020		25	28
5.60%, 07/15/2041	154	178	5.63%, 02/01/2017		102	106
5.63%, 08/16/2043	350	381	6.70%, 06/10/2019		25	29
6.30%, 04/23/2019	800	897	Royal Bank of Canada
6.40%, 05/15/2038	200	255	1.25%, 06/16/2017		400	400
JPMorgan Chase Bank NA			2.15%, 03/06/2020		750	743
6.00%, 10/01/2017	1,000	1,069	2.20%, 07/27/2018		400	403
KeyBank NA/Cleveland OH			2.35%, 10/30/2020		500	496
2.25%, 03/16/2020	200	198

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2015

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Banks (continued)			Beverages (continued)
Santander Bank NA			Anheuser-Busch InBev Worldwide
2.00%, 01/12/2018	$300	$298	Inc (continued)
Santander Holdings USA Inc			6.88%, 11/15/2019	$551	$637
4.50%, 07/17/2025	750	763	7.75%, 01/15/2019	478	553
Santander UK Group Holdings PLC			8.20%, 01/15/2039	51	73
2.88%, 10/16/2020	1,000	993	Coca-Cola Co/The
Societe Generale SA			0.88%, 10/27/2017	500	498
2.63%, 10/01/2018	300	303	1.15%, 04/01/2018	500	499
State Street Corp			1.65%, 03/14/2018	200	201
2.55%, 08/18/2020	180	182	2.88%, 10/27/2025	500	493
3.10%, 05/15/2023	300	296	3.15%, 11/15/2020	528	553
3.55%, 08/18/2025	200	206	Coca-Cola Femsa SAB de CV
5.38%, 04/30/2017	18	19	2.38%, 11/26/2018	400	399
Sumitomo Mitsui Banking Corp			Diageo Capital PLC
1.75%, 01/16/2018	300	299	1.50%, 05/11/2017	200	200
2.50%, 07/19/2018	300	304	4.83%, 07/15/2020	51	56
3.20%, 07/18/2022	100	100	5.88%, 09/30/2036	139	162
3.65%, 07/23/2025	500	505	Diageo Investment Corp
SunTrust Bank/Atlanta GA			2.88%, 05/11/2022	200	198
2.75%, 05/01/2023	200	191	Dr Pepper Snapple Group Inc
Svenska Handelsbanken AB			2.60%, 01/15/2019	277	279
2.25%, 06/17/2019	500	500	Pepsi Bottling Group Inc/The
Toronto-Dominion Bank/The			7.00%, 03/01/2029	300	399
1.13%, 05/02/2017	215	214	PepsiCo Inc
1.63%, 03/13/2018	750	748	2.15%, 10/14/2020	500	498
2.50%, 12/14/2020	1,000	1,000	2.75%, 03/05/2022	593	594
2.63%, 09/10/2018	350	357	3.13%, 11/01/2020	128	133
UBS AG/Stamford CT			4.25%, 10/22/2044	500	496
1.38%, 08/14/2017	890	885	4.45%, 04/14/2046	500	516
US Bancorp			4.50%, 01/15/2020	51	55
1.65%, 05/15/2017	205	206	4.88%, 11/01/2040	128	137
2.95%, 07/15/2022	200	199	5.00%, 06/01/2018	300	325
3.00%, 03/15/2022	128	131	5.50%, 01/15/2040	51	60
4.13%, 05/24/2021	77	83	7.90%, 11/01/2018	158	185
US Bank NA/Cincinnati OH					$9,696
1.10%, 01/30/2017	500	499
Wachovia Corp			Biotechnology - 0.43%
5.75%, 02/01/2018	280	302	Amgen Inc
Wells Fargo & Co			1.25%, 05/22/2017	1,000	996
1.15%, 06/02/2017	650	648	2.13%, 05/15/2017	85	86
1.50%, 01/16/2018	300	299	4.10%, 06/15/2021	501	528
2.10%, 05/08/2017	450	454	5.15%, 11/15/2041	77	78
2.13%, 04/22/2019	1,000	1,001	5.38%, 05/15/2043	600	638
3.00%, 02/19/2025	890	866	5.70%, 02/01/2019	12	13
3.45%, 02/13/2023	200	200	5.75%, 03/15/2040	25	27
3.50%, 03/08/2022	180	185	5.85%, 06/01/2017	279	295
3.90%, 05/01/2045	1,000	922	6.40%, 02/01/2039	262	311
4.60%, 04/01/2021	102	111	6.90%, 06/01/2038	90	112
4.90%, 11/17/2045	500	504	Biogen Inc
5.38%, 02/07/2035	500	573	4.05%, 09/15/2025	240	241
Wells Fargo Bank NA			5.20%, 09/15/2045	500	500
5.95%, 08/26/2036	750	901	Celgene Corp
6.60%, 01/15/2038	250	323	2.30%, 08/15/2018	110	111
Wells Fargo Capital X			2.88%, 08/15/2020	500	496
5.95%, 12/01/2086	200	202	3.88%, 08/15/2025	450	448
Westpac Banking Corp			3.95%, 10/15/2020	400	420
1.20%, 05/19/2017	500	499	4.63%, 05/15/2044	350	331
1.95%, 11/23/2018	500	499	Gilead Sciences Inc
2.60%, 11/23/2020	500	502	2.55%, 09/01/2020	600	600
4.88%, 11/19/2019	225	245	3.50%, 02/01/2025	750	756
		$115,055	4.40%, 12/01/2021	77	83
			4.60%, 09/01/2035	500	508
Beverages - 0.50%			4.75%, 03/01/2046	180	182
Anheuser-Busch Cos LLC			4.80%, 04/01/2044	500	502
5.50%, 01/15/2018	90	96			$8,262
6.50%, 02/01/2043	500	609
Anheuser-Busch InBev Worldwide Inc			Building Materials - 0.05%
2.50%, 07/15/2022	300	289	Owens Corning
3.75%, 07/15/2042	100	86	4.20%, 12/15/2022	1,000	1,001
5.00%, 04/15/2020	38	42
5.38%, 01/15/2020	68	75
6.38%, 01/15/2040	251	300

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2015

Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Chemicals - 0.44%			Commercial Mortgage Backed Securities (continued)
Agrium Inc			CD 2006-CD3 Mortgage Trust
4.90%, 06/01/2043	$200	$179	5.62%, 10/15/2048	$57	$57
6.13%, 01/15/2041	250	266	Citigroup Commercial Mortgage Trust 2013-
Airgas Inc			GC11
2.38%, 02/15/2020	200	198	0.75%, 04/10/2046	212	210
Albemarle Corp			Citigroup Commercial Mortgage Trust 2013-
5.45%, 12/01/2044	150	145	GC15
CF Industries Inc			4.37%, 09/10/2046	1,000	1,078
5.15%, 03/15/2034	500	440	COMM 2007-C9 Mortgage Trust
6.88%, 05/01/2018	100	108	5.80%, 12/10/2049(a)	628	652
7.13%, 05/01/2020	100	113	COMM 2012-CCRE5 Mortgage Trust
Dow Chemical Co/The			1.68%, 12/10/2045	531	528
4.13%, 11/15/2021	201	211	COMM 2013-CCRE8 Mortgage Trust
4.38%, 11/15/2042	200	174	3.61%, 06/10/2046	500	515
7.38%, 11/01/2029	850	1,050	COMM 2013-LC6 Mortgage Trust
8.55%, 05/15/2019	144	170	2.94%, 01/10/2046	500	497
9.40%, 05/15/2039	51	73	COMM 2014-LC15 Mortgage Trust
Eastman Chemical Co			2.84%, 04/10/2047	1,000	1,017
2.70%, 01/15/2020	400	396	COMM 2014-UBS3 Mortgage Trust
3.60%, 08/15/2022	100	100	3.82%, 06/10/2047	500	515
4.50%, 01/15/2021	51	54	COMM 2015-DC1 Mortgage Trust
4.80%, 09/01/2042	100	92	3.35%, 02/10/2048(a)	1,000	991
Ecolab Inc			COMM 2015-LC19 Mortgage Trust
1.45%, 12/08/2017	300	297	3.18%, 02/10/2048(a)	1,000	981
4.35%, 12/08/2021	102	109	Commercial Mortgage Loan Trust 2008-LS1
5.50%, 12/08/2041	307	334	6.04%, 12/10/2049(a)	69	71
EI du Pont de Nemours & Co			Commercial Mortgage Pass Through
2.80%, 02/15/2023	200	190	Certificates
4.15%, 02/15/2043	100	87	2.82%, 10/15/2045(a)	500	494
4.25%, 04/01/2021	177	188	3.15%, 02/10/2047	500	509
4.63%, 01/15/2020	25	26	Commercial Mortgage Trust 2007-GG11
6.00%, 07/15/2018	200	218	5.74%, 12/10/2049	310	320
LYB International Finance BV			Commercial Mortgage Trust 2007-GG9
5.25%, 07/15/2043	500	480	5.44%, 03/10/2039(a)	183	187
LyondellBasell Industries NV			CSAIL 2015-C1 Commercial Mortgage Trust
5.00%, 04/15/2019	300	319	2.97%, 04/15/2050(a)	1,000	1,016
5.75%, 04/15/2024	100	110	Fannie Mae-Aces
Methanex Corp			2.50%, 04/25/2023(a)	858	857
3.25%, 12/15/2019	300	286	2.53%, 09/25/2024	500	485
Monsanto Co			2.72%, 02/25/2022	1,000	1,014
1.85%, 11/15/2018	280	277	3.12%, 08/25/2024(a)	992	1,010
5.88%, 04/15/2038	317	331	3.46%, 01/25/2024(a)	700	726
Mosaic Co/The			FHLMC Multifamily Structured Pass Through
4.25%, 11/15/2023	146	145	Certificates
Potash Corp of Saskatchewan Inc			2.08%, 12/25/2019(a)	478	482
3.63%, 03/15/2024	500	486	2.87%, 12/25/2021	540	554
4.88%, 03/30/2020	51	55	3.02%, 02/25/2023(a)	390	404
PPG Industries Inc			3.06%, 07/25/2023(a)	750	765
3.60%, 11/15/2020	251	258	3.06%, 12/25/2024	500	503
Praxair Inc			3.31%, 05/25/2023(a)	810	840
2.20%, 08/15/2022	300	287	3.32%, 02/25/2023(a)	1,000	1,040
Valspar Corp/The			3.53%, 10/25/2023	1,050	1,100
4.40%, 02/01/2045	300	268	3.87%, 04/25/2021(a)	1,350	1,436
		$8,520	4.18%, 12/25/2020(a)	850	923
			GS Mortgage Securities Corp II
Commercial Mortgage Backed Securities - 2.03%			2.77%, 11/10/2045	500	492
Banc of America Commercial Mortgage Trust			GS Mortgage Securities Trust 2007-GG10
2006-3			5.79%, 08/10/2045(a)	461	474
5.89%, 07/10/2044	14	14	GS Mortgage Securities Trust 2012-GC6
Banc of America Commercial Mortgage Trust			3.48%, 01/10/2045	274	283
2008-1
6.22%, 02/10/2051(a)	33	34	GS Mortgage Securities Trust 2014-GC18
			3.80%, 01/10/2047(a)	500	521
Bear Stearns Commercial Mortgage Securities
Trust 2006-PWR12			JP Morgan Chase Commercial Mortgage
5.71%, 09/11/2038(a)	58	58	Securities Trust 2006-CIBC17
			5.43%, 12/12/2043	291	295
Bear Stearns Commercial Mortgage Securities			JP Morgan Chase Commercial Mortgage
Trust 2006-PWR13			Securities Trust 2006-LDP7
5.54%, 09/11/2041	100	101	5.91%, 04/15/2045(a)	257	260
Bear Stearns Commercial Mortgage Securities			JP Morgan Chase Commercial Mortgage
Trust 2006-TOP24			Securities Trust 2006-LDP8
5.54%, 10/12/2041	170	172	5.44%, 05/15/2045(a)	17	17

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2015

		Principal			Principal
BONDS (continued)		Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)

Commercial Mortgage Backed Securities (continued)				Commercial Mortgage Backed Securities (continued)
JP Morgan Chase Commercial Mortgage				WFRBS Commercial Mortgage Trust 2013-
Securities Trust 2006-LDP9				C14
5.34%, 05/15/2047		$326	$332	2.98%, 06/15/2046	$1,000	$1,006
JP Morgan Chase Commercial Mortgage				WFRBS Commercial Mortgage Trust 2014-
Securities Trust 2007-LDP10				C20
5.42%, 01/15/2049		502	512	3.04%, 05/15/2047(a)	500	511
JP Morgan Chase Commercial Mortgage				WFRBS Commercial Mortgage Trust 2014-
Securities Trust 2007-LDP12				LC14
5.88%, 02/15/2051		1,000	1,037	1.19%, 03/15/2047	354	351
JP Morgan Chase Commercial Mortgage						$39,423
Securities Trust 2011-C5
4.17%, 08/15/2046		257	274	Commercial Services - 0.12%
JPMBB Commercial Mortgage Securities				California Institute of Technology
Trust 2013-C15				4.32%, 08/01/2045	80	82
4.13%, 11/15/2045(a)		500	528	Lender Processing Services Inc / Black Knight
JPMBB Commercial Mortgage Securities				Lending Solutions Inc
Trust 2014-C22				5.75%, 04/15/2023	200	206
3.80%, 09/15/2047		1,000	1,024	Massachusetts Institute of Technology
LB Commercial Mortgage Trust 2007-C3				4.68%, 07/01/2114	250	258
5.90%, 07/15/2044(a)		62	64	McGraw Hill Financial Inc
LB-UBS Commercial Mortgage Trust 2006-				4.40%, 02/15/2026	160	164
C3				6.55%, 11/15/2037	51	58
5.66%, 03/15/2039		6	6	Moody's Corp
LB-UBS Commercial Mortgage Trust 2007-				5.25%, 07/15/2044	500	511
C2				University of Southern California
5.43%, 02/15/2040		1,056	1,084	5.25%, 10/01/2111	30	34
LB-UBS Commercial Mortgage Trust 2007-				Verisk Analytics Inc
C6				4.00%, 06/15/2025	500	486
5.86%, 07/15/2040(a)		34	35	Western Union Co/The
Merrill Lynch Mortgage Trust 2007-C1				5.25%, 04/01/2020	25	27
5.84%, 06/12/2050(a)		77	80	Yale University
Morgan Stanley Bank of America Merrill				2.09%, 04/15/2019	400	403
Lynch Trust 2013-C11						$2,229
3.09%, 08/15/2046(a)		225	230
				Computers - 0.49%
Morgan Stanley Bank of America Merrill				Apple Inc
Lynch Trust 2015-C24				1.00%, 05/03/2018	300	298
3.48%, 05/15/2048		1,000	1,004	1.05%, 05/05/2017	1,000	1,001
Morgan Stanley Capital I Trust 2007-IQ13				2.00%, 05/06/2020	520	519
5.36%, 03/15/2044(a)		100	103
				2.40%, 05/03/2023	300	292
Morgan Stanley Capital I Trust 2007-IQ16				2.85%, 05/06/2021	500	512
5.81%, 12/12/2049		425	444	3.20%, 05/13/2025	410	415
Morgan Stanley Capital I Trust 2007-TOP25				3.45%, 05/06/2024	400	414
5.51%, 11/12/2049		1,009	1,030	3.85%, 05/04/2043	800	737
UBS Commercial Mortgage Trust 2012-C1
3.40%, 05/10/2045(a)		500	509	Computer Sciences Corp
				4.45%, 09/15/2022	100	103
UBS-Barclays Commercial Mortgage Trust				6.50%, 03/15/2018	302	326
2012	-C2			EMC Corp/MA
2.11%, 05/10/2063		500	502	1.88%, 06/01/2018	500	467
UBS-Barclays Commercial Mortgage Trust				Hewlett Packard Enterprise Co
2012	-C3			2.85%, 10/05/2018(b)	480	480
3.09%, 08/10/2049(a)		550	551	3.60%, 10/15/2020(b)	470	471
UBS-Barclays Commercial Mortgage Trust				4.90%, 10/15/2025(b)	300	294
2013	-C6			6.20%, 10/15/2035(b)	80	77
3.24%, 04/10/2046(a)		500	501	6.35%, 10/15/2045(b)	150	142
Wachovia Bank Commercial Mortgage Trust				HP Inc
Series 2007-C34				3.75%, 12/01/2020	121	120
5.68%, 05/15/2046(a)		87	90
				4.65%, 12/09/2021	180	179
Wells Fargo Commercial Mortgage Trust				6.00%, 09/15/2041	154	134
2012-LC5				International Business Machines Corp
2.92%, 10/15/2045		500	497	1.25%, 02/08/2018	500	499
Wells Fargo Commercial Mortgage Trust				1.63%, 05/15/2020	700	683
2015-C28				5.60%, 11/30/2039	92	107
3.29%, 05/15/2048		1,845	1,819	5.70%, 09/14/2017	180	193
WFRBS Commercial Mortgage Trust 2012-				5.88%, 11/29/2032	200	238
C7				6.22%, 08/01/2027	351	431
2.30%, 06/15/2045		300	301	Seagate HDD Cayman
WFRBS Commercial Mortgage Trust 2013-				4.75%, 06/01/2023	500	438
C11						$9,570
2.03%, 03/15/2045(a)		500	500

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2015

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's) Value (000's)

Consumer Products - 0.04%			Diversified Financial Services (continued)
Avery Dennison Corp			GE Capital International Funding Co
5.38%, 04/15/2020	$25	$27	4.42%, 11/15/2035(b)	$500	$510
Clorox Co/The			GE Capital Trust I
3.80%, 11/15/2021	128	133	6.38%, 11/15/2067	15	16
Kimberly-Clark Corp			General Electric Capital Corp
2.40%, 03/01/2022	257	253	2.20%, 01/09/2020	1,110	1,114
2.40%, 06/01/2023	150	144	2.30%, 04/27/2017	257	260
3.70%, 06/01/2043	150	139	2.30%, 01/14/2019	500	505
7.50%, 11/01/2018	18	21	4.63%, 01/07/2021	77	85
		$717	5.30%, 02/11/2021	308	347
			5.50%, 01/08/2020	295	331
Cosmetics & Personal Care - 0.07%			5.63%, 09/15/2017	154	164
Colgate-Palmolive Co			5.63%, 05/01/2018	800	872
2.95%, 11/01/2020	154	159	5.88%, 01/14/2038	266	325
Procter & Gamble Co/The			6.00%, 08/07/2019	181	205
2.30%, 02/06/2022	411	411	6.15%, 08/07/2037	155	195
4.70%, 02/15/2019	177	193	6.38%, 11/15/2067(a)	300	313
6.45%, 01/15/2026	500	631	6.75%, 03/15/2032	881	1,151
		$1,394	6.88%, 01/10/2039	500	682
Credit Card Asset Backed Securities - 0.26%			HSBC Finance Corp
Capital One Multi-Asset Execution Trust			6.68%, 01/15/2021	349	401
5.75%, 07/15/2020	476	508	Jefferies Group LLC
Citibank Credit Card Issuance Trust			6.50%, 01/20/2043	200	185
1.02%, 02/22/2019(a)	600	599	6.88%, 04/15/2021	27	30
1.11%, 07/23/2018	500	500	8.50%, 07/15/2019	12	14
2.68%, 06/07/2023(a)	1,000	1,015	MasterCard Inc
2.88%, 01/23/2023	500	511	2.00%, 04/01/2019	300	301
			Murray Street Investment Trust I
Discover Card Execution Note Trust			4.65%, 03/09/2017(a)	257	265
0.69%, 08/15/2018	1,000	1,000
Synchrony Credit Card Master Note Trust			Nasdaq Inc
2015-2			4.25%, 06/01/2024	350	353
1.60%, 04/15/2021(a)	1,000	993	National Rural Utilities Cooperative Finance
		$5,126	Corp
			3.05%, 02/15/2022	102	103
Distribution & Wholesale - 0.03%			3.25%, 11/01/2025	500	498
WW Grainger Inc			5.45%, 04/10/2017	400	419
4.60%, 06/15/2045	500	523	10.38%, 11/01/2018	218	266
			Nomura Holdings Inc
Diversified Financial Services - 1.06%			2.75%, 03/19/2019	500	503
Air Lease Corp			6.70%, 03/04/2020	129	149
3.38%, 01/15/2019	400	402	Synchrony Financial
American Express Co			2.70%, 02/03/2020	500	490
2.65%, 12/02/2022	400	387	4.25%, 08/15/2024	300	296
3.63%, 12/05/2024	500	489	Visa Inc
6.15%, 08/28/2017	128	137	2.20%, 12/14/2020	585	584
7.00%, 03/19/2018	282	313	3.15%, 12/14/2025	565	566
American Express Credit Corp			4.15%, 12/14/2035	215	217
1.55%, 09/22/2017	400	400	4.30%, 12/14/2045	375	380
2.25%, 08/15/2019	500	500			$20,621
Ameriprise Financial Inc			Electric - 1.69%
4.00%, 10/15/2023	200	208	Alabama Power Co
7.30%, 06/28/2019	600	693	2.80%, 04/01/2025	500	482
Bear Stearns Cos LLC/The			Ameren Illinois Co
5.55%, 01/22/2017	51	53	2.70%, 09/01/2022	300	295
6.40%, 10/02/2017	328	353	Appalachian Power Co
7.25%, 02/01/2018	444	490	6.70%, 08/15/2037	277	332
BlackRock Inc			7.00%, 04/01/2038	120	150
3.38%, 06/01/2022	200	207	Arizona Public Service Co
3.50%, 03/18/2024	500	513	3.35%, 06/15/2024	200	203
5.00%, 12/10/2019	25	28	4.50%, 04/01/2042	77	79
Capital One Bank USA NA			Berkshire Hathaway Energy Co
2.30%, 06/05/2019	400	395	2.00%, 11/15/2018	750	745
3.38%, 02/15/2023	300	294	3.75%, 11/15/2023	1,000	1,026
Charles Schwab Corp/The			6.13%, 04/01/2036	156	182
2.20%, 07/25/2018	300	301	CMS Energy Corp
3.45%, 02/13/2026	250	254	5.05%, 03/15/2022	500	544
CME Group Inc/IL			Commonwealth Edison Co
3.00%, 03/15/2025	500	490	4.00%, 08/01/2020	1,010	1,068
5.30%, 09/15/2043	200	229	5.80%, 03/15/2018	212	230
Credit Suisse USA Inc			5.88%, 02/01/2033	300	357
7.13%, 07/15/2032	300	390

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2015

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Electric (continued)			Electric (continued)
Consolidated Edison Co of New York Inc			Mississippi Power Co
4.20%, 03/15/2042	$128	$123	4.25%, 03/15/2042	$100	$76
5.50%, 12/01/2039	400	454	Nevada Power Co
5.85%, 03/15/2036	51	61	5.45%, 05/15/2041	150	169
6.65%, 04/01/2019	51	58	6.50%, 05/15/2018	77	86
6.75%, 04/01/2038	125	161	6.65%, 04/01/2036	400	505
Consumers Energy Co			7.13%, 03/15/2019	12	14
3.13%, 08/31/2024	500	499	NextEra Energy Capital Holdings Inc
Dominion Resources Inc/VA			4.50%, 06/01/2021	351	373
4.70%, 12/01/2044	300	292	NiSource Finance Corp
4.90%, 08/01/2041	77	75	5.95%, 06/15/2041	525	603
5.95%, 06/15/2035	800	888	6.40%, 03/15/2018	86	94
DTE Electric Co			Northern States Power Co/MN
3.45%, 10/01/2020	405	423	5.25%, 03/01/2018	41	44
6.63%, 06/01/2036	120	155	5.35%, 11/01/2039	82	95
DTE Energy Co			NorthWestern Corp
3.50%, 06/01/2024	500	501	4.18%, 11/15/2044	300	295
Duke Energy Carolinas LLC			NSTAR Electric Co
3.90%, 06/15/2021	410	435	2.38%, 10/15/2022	750	722
4.00%, 09/30/2042	100	96	Oglethorpe Power Corp
5.30%, 02/15/2040	512	587	4.20%, 12/01/2042	250	228
Duke Energy Corp			Ohio Edison Co
3.75%, 04/15/2024	500	507	8.25%, 10/15/2038	119	165
Duke Energy Florida LLC			Oklahoma Gas & Electric Co
4.55%, 04/01/2020	77	83	4.00%, 12/15/2044	200	188
5.65%, 06/15/2018	128	140	Oncor Electric Delivery Co LLC
5.65%, 04/01/2040	25	30	5.00%, 09/30/2017	400	419
6.40%, 06/15/2038	66	84	5.25%, 09/30/2040	51	53
Duke Energy Indiana Inc			6.80%, 09/01/2018	374	416
3.75%, 07/15/2020	37	39	7.25%, 01/15/2033	300	385
4.20%, 03/15/2042	128	125	Pacific Gas & Electric Co
6.12%, 10/15/2035	77	92	3.25%, 06/15/2023	1,000	1,002
6.45%, 04/01/2039	300	384	3.50%, 10/01/2020	25	26
Duke Energy Ohio Inc			4.45%, 04/15/2042	102	102
5.45%, 04/01/2019	128	141	5.40%, 01/15/2040	128	145
Duke Energy Progress LLC			6.05%, 03/01/2034	452	533
4.15%, 12/01/2044	300	293	PacifiCorp
Entergy Arkansas Inc			5.65%, 07/15/2018	70	76
3.70%, 06/01/2024	500	510	6.25%, 10/15/2037	92	114
3.75%, 02/15/2021	25	26	PECO Energy Co
Entergy Corp			2.38%, 09/15/2022	100	97
4.70%, 01/15/2017	128	131	4.80%, 10/15/2043	250	270
5.13%, 09/15/2020	89	96	PPL Capital Funding Inc
Exelon Generation Co LLC			3.40%, 06/01/2023	300	299
5.20%, 10/01/2019	102	110	4.70%, 06/01/2043	100	100
6.25%, 10/01/2039	344	348	PPL Electric Utilities Corp
FirstEnergy Solutions Corp			2.50%, 09/01/2022	200	196
6.80%, 08/15/2039	101	95	Progress Energy Inc
Florida Power & Light Co			3.15%, 04/01/2022	128	126
5.13%, 06/01/2041	154	176	7.75%, 03/01/2031	136	175
5.65%, 02/01/2037	478	574	PSEG Power LLC
5.69%, 03/01/2040	48	58	2.45%, 11/15/2018	180	181
Georgia Power Co			5.13%, 04/15/2020	300	322
4.25%, 12/01/2019	77	82	Public Service Co of Colorado
4.30%, 03/15/2042	228	211	3.95%, 03/15/2043	100	97
Great Plains Energy Inc			4.75%, 08/15/2041	550	592
4.85%, 06/01/2021	77	83	Public Service Co of New Mexico
Hydro-Quebec			7.95%, 05/15/2018	154	172
1.38%, 06/19/2017	300	301	Public Service Electric & Gas Co
8.05%, 07/07/2024	102	137	3.50%, 08/15/2020	73	76
Iberdrola International BV			3.65%, 09/01/2042	200	185
6.75%, 07/15/2036	128	157	4.15%, 11/01/2045	500	495
Interstate Power & Light Co			Puget Sound Energy Inc
3.25%, 12/01/2024	400	402	4.43%, 11/15/2041	77	79
LG&E and KU Energy LLC			5.80%, 03/15/2040	351	421
3.75%, 11/15/2020	77	79	San Diego Gas & Electric Co
Louisville Gas & Electric Co			5.35%, 05/15/2040	84	98
3.30%, 10/01/2025	50	50	South Carolina Electric & Gas Co
5.13%, 11/15/2040	51	57	5.45%, 02/01/2041	77	85
MidAmerican Energy Co			Southern California Edison Co
4.25%, 05/01/2046	500	495	1.13%, 05/01/2017	250	248

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2015

		Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)			BONDS (continued)	Amount (000's) Value (000's)

Electric (continued)				Environmental Control (continued)
Southern California Edison Co	(continued)			Waste Management Inc	(continued)
2.40%, 02/01/2022		$300	$294	4.60%, 03/01/2021		$350	$378
4.05%, 03/15/2042		668	653				$2,089
5.50%, 03/15/2040		102	120
5.95%, 02/01/2038		117	143	Federal & Federally Sponsored Credit - 0.01%
Southern Co/The				Federal Farm Credit Banks
2.15%, 09/01/2019		500	490	0.54%, 11/07/2016		200	199
Southern Power Co
5.25%, 07/15/2043		200	191	Finance - Mortgage Loan/Banker - 2.69%
Southwestern Electric Power Co				Fannie Mae
6.20%, 03/15/2040		51	60	0.00%, 06/01/2017(c)		154	151
6.45%, 01/15/2019		125	139	0.00%, 10/09/2019(c)		890	824
Tampa Electric Co				0.75%, 04/20/2017		1,500	1,496
4.35%, 05/15/2044		200	196	0.88%, 08/28/2017		500	498
TransAlta Corp				0.88%, 10/26/2017		1,000	996
6.50%, 03/15/2040		25	19	0.88%, 12/20/2017		800	796
Union Electric Co				0.88%, 12/27/2017		450	447
3.50%, 04/15/2024		500	515	0.88%, 02/08/2018		1,000	993
6.40%, 06/15/2017		77	82	0.88%, 05/21/2018		1,500	1,486
Virginia Electric & Power Co				0.95%, 08/23/2017		700	696
2.75%, 03/15/2023		500	493	1.00%, 09/27/2017		300	299
4.65%, 08/15/2043		250	264	1.00%, 12/28/2017		500	498
6.00%, 05/15/2037		77	94	1.00%, 04/30/2018		575	570
8.88%, 11/15/2038		10	16	1.07%, 07/28/2017		675	674
WEC Energy Group Inc				1.07%, 09/27/2017		300	299
3.55%, 06/15/2025		110	111	1.13%, 04/27/2017		500	501
Westar Energy Inc				1.13%, 03/28/2018		200	199
4.25%, 12/01/2045		500	503	1.13%, 04/30/2018		500	497
5.10%, 07/15/2020		167	184	1.13%, 07/20/2018		500	498
Wisconsin Power & Light Co				1.15%, 02/28/2018		400	399
4.10%, 10/15/2044		400	389	1.25%, 01/30/2017		1,192	1,196
			$32,795	1.50%, 06/22/2020		1,000	988
				1.50%, 11/30/2020		500	491
Electrical Components & Equipment - 0.01%
				1.55%, 10/29/2019		250	248

Emerson Electric Co				1.63%, 11/27/2018		1,000	1,007
2.63%, 02/15/2023		100	98
				1.63%, 01/21/2020		1,000	996
4.88%, 10/15/2019		25	27
				1.70%, 10/04/2019		500	498
			$125	1.75%, 09/12/2019		300	302
Electronics - 0.09%				1.75%, 11/26/2019		750	754
Arrow Electronics Inc				1.88%, 09/18/2018		1,300	1,318
3.00%, 03/01/2018		300	300	1.88%, 12/28/2020		500	500
4.50%, 03/01/2023		200	202	2.63%, 09/06/2024		750	758
Corning Inc				3.00%, 03/01/2028		700	684
4.75%, 03/15/2042		102	96	5.00%, 02/13/2017		64	67
Honeywell International Inc				5.00%, 05/11/2017		64	67
3.35%, 12/01/2023		265	271	5.38%, 06/12/2017		321	341
5.30%, 03/01/2018		128	138	5.63%, 07/15/2037		200	265
5.38%, 03/01/2041		77	91	6.00%, 04/18/2036		51	52
5.70%, 03/15/2037		12	14	6.63%, 11/15/2030		602	853
Jabil Circuit Inc				7.13%, 01/15/2030		199	292
4.70%, 09/15/2022		100	97	7.25%, 05/15/2030		780	1,153
Keysight Technologies Inc				Federal Home Loan Banks
3.30%, 10/30/2019		500	491	0.63%, 05/30/2017		500	498
Koninklijke Philips NV				0.63%, 10/26/2017		500	496
5.00%, 03/15/2042		128	123	0.75%, 08/28/2017		750	746
5.75%, 03/11/2018		10	11	0.88%, 05/24/2017		250	250
			$1,834	1.00%, 06/21/2017		500	500
				1.00%, 12/19/2017		500	499
Engineering & Construction - 0.01%				1.13%, 12/08/2017		750	750
ABB Finance USA Inc				1.38%, 03/09/2018		1,000	1,003
2.88%, 05/08/2022		100	99	1.63%, 06/14/2019		500	502
				1.75%, 12/14/2018		1,500	1,514
Environmental Control - 0.11%				1.88%, 03/13/2020		500	501
Republic Services Inc				4.88%, 05/17/2017		320	337
4.75%, 05/15/2023		51	56	5.00%, 11/17/2017		690	740
5.25%, 11/15/2021		200	221	5.38%, 09/30/2022		500	597
5.50%, 09/15/2019		104	114	5.50%, 07/15/2036		180	234
6.20%, 03/01/2040		809	948	5.63%, 06/11/2021		350	415
Waste Management Inc				Freddie Mac
3.90%, 03/01/2035		200	186	0.50%, 01/27/2017		500	498
4.10%, 03/01/2045		200	186	0.75%, 01/12/2018		1,000	992

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2015

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)		Amount (000's) Value (000's)

Finance - Mortgage Loan/Banker (continued)			Food (continued)
Freddie Mac (continued)			Unilever Capital Corp	(continued)
0.88%, 02/22/2017	$1,000	$999	5.90%, 11/15/2032		$230	$292
0.88%, 03/07/2018	500	496				$8,263
1.00%, 03/08/2017	1,500	1,501
1.00%, 06/29/2017	500	500	Forest Products & Paper - 0.05%
1.00%, 07/28/2017	750	749	Georgia-Pacific LLC
1.00%, 09/29/2017	1,200	1,197	7.75%, 11/15/2029		51	66
1.00%, 12/15/2017	500	499	8.00%, 01/15/2024		228	288
1.02%, 04/30/2018	775	775	International Paper Co
1.20%, 06/12/2018	640	637	4.75%, 02/15/2022		413	441
1.25%, 05/12/2017	257	257	7.30%, 11/15/2039		25	29
1.25%, 08/01/2019	500	494	7.50%, 08/15/2021		136	162
1.25%, 10/02/2019	1,000	986	Plum Creek Timberlands LP
1.38%, 05/01/2020	1,000	985	4.70%, 03/15/2021		51	54
1.40%, 08/22/2019	500	494				$1,040
2.38%, 01/13/2022	1,257	1,274	Gas- 0.11%
3.00%, 01/18/2028	205	199	Atmos Energy Corp
3.75%, 03/27/2019	1,052	1,126	4.13%, 10/15/2044		400	383
4.88%, 06/13/2018	212	230	CenterPoint Energy Inc
5.00%, 02/16/2017	102	107	6.50%, 05/01/2018		77	84
5.00%, 04/18/2017	257	270	ONE Gas Inc
5.13%, 11/17/2017	180	193	2.07%, 02/01/2019		500	497
5.50%, 08/23/2017	231	247	Piedmont Natural Gas Co Inc
6.25%, 07/15/2032	231	321	4.10%, 09/18/2034		500	487
6.75%, 03/15/2031	577	827	Sempra Energy
		$52,082	6.00%, 10/15/2039		112	126
Food- 0.43%			6.15%, 06/15/2018		120	131
Campbell Soup Co			Southern California Gas Co
3.05%, 07/15/2017	128	131	3.15%, 09/15/2024		500	504
3.30%, 03/19/2025	300	298				$2,212
4.25%, 04/15/2021	51	54	Hand & Machine Tools - 0.01%
ConAgra Foods Inc			Stanley Black & Decker Inc
3.20%, 01/25/2023	724	697	2.90%, 11/01/2022		200	196
3.25%, 09/15/2022	100	97
4.65%, 01/25/2043	66	59
Delhaize Group			Healthcare - Products - 0.48%
5.70%, 10/01/2040	102	105	Baxter International Inc
General Mills Inc			1.85%, 06/15/2018		500	497
3.15%, 12/15/2021	77	77	4.25%, 03/15/2020		51	54
5.65%, 02/15/2019	75	82	Becton Dickinson and Co
5.70%, 02/15/2017	500	523	2.68%, 12/15/2019		350	352
JM Smucker Co/The			3.25%, 11/12/2020		500	507
1.75%, 03/15/2018	300	299	4.69%, 12/15/2044		250	252
Kellogg Co			5.00%, 11/12/2040		51	52
1.75%, 05/17/2017	1,000	1,000	Boston Scientific Corp
Kraft Foods Group Inc			3.85%, 05/15/2025		500	492
3.50%, 06/06/2022	300	303	4.13%, 10/01/2023		350	354
5.00%, 06/04/2042	200	201	6.00%, 01/15/2020		51	57
5.38%, 02/10/2020	95	104	7.38%, 01/15/2040		51	62
6.50%, 02/09/2040	75	87	Covidien International Finance SA
6.88%, 01/26/2039	161	191	6.00%, 10/15/2017		123	133
Kraft Heinz Foods Co			Danaher Corp
2.00%, 07/02/2018(b)	420	418	5.63%, 01/15/2018		128	138
3.95%, 07/15/2025(b)	600	606	Medtronic Inc
5.20%, 07/15/2045(b)	200	209	0.88%, 02/27/2017		250	249
Kroger Co/The			2.50%, 03/15/2020		350	352
3.30%, 01/15/2021	321	326	2.75%, 04/01/2023		200	195
3.40%, 04/15/2022	154	156	3.15%, 03/15/2022		500	505
5.15%, 08/01/2043	300	314	3.50%, 03/15/2025		1,850	1,865
5.40%, 07/15/2040	25	26	4.00%, 04/01/2043		150	139
6.15%, 01/15/2020	12	14	4.45%, 03/15/2020		102	110
6.40%, 08/15/2017	18	19	4.63%, 03/15/2045		600	619
Mondelez International Inc			St Jude Medical Inc
2.25%, 02/01/2019	541	541	3.25%, 04/15/2023		600	589
6.50%, 02/09/2040	139	170	Stryker Corp
Sysco Corp			4.10%, 04/01/2043		200	189
4.85%, 10/01/2045	250	260	4.38%, 01/15/2020		25	27
Tyson Foods Inc			Thermo Fisher Scientific Inc
2.65%, 08/15/2019	350	350	1.85%, 01/15/2018		476	474
Unilever Capital Corp			2.40%, 02/01/2019		500	500
2.20%, 03/06/2019	250	254	4.70%, 05/01/2020		51	54

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2015

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Healthcare - Products (continued)			Insurance (continued)
Zimmer Biomet Holdings Inc			Aon PLC
1.45%, 04/01/2017	$300	$299	4.45%, 05/24/2043	$300	$281
4.45%, 08/15/2045	300	276	Arch Capital Group US Inc
		$9,392	5.14%, 11/01/2043	375	379
			AXA SA
Healthcare - Services - 0.44%			8.60%, 12/15/2030	38	51
Aetna Inc			Berkshire Hathaway Finance Corp
1.50%, 11/15/2017	100	100	1.30%, 05/15/2018	300	297
4.13%, 06/01/2021	102	107	2.00%, 08/15/2018	500	507
4.13%, 11/15/2042	100	94	4.25%, 01/15/2021	102	111
6.63%, 06/15/2036	105	126	4.30%, 05/15/2043	300	294
6.75%, 12/15/2037	112	141	5.75%, 01/15/2040	115	134
Anthem Inc			Berkshire Hathaway Inc
2.30%, 07/15/2018	500	499	1.90%, 01/31/2017	128	129
3.30%, 01/15/2023	300	292	3.40%, 01/31/2022	205	216
4.65%, 01/15/2043	100	95	Chubb Corp/The
4.85%, 08/15/2054	500	466	6.50%, 05/15/2038	10	13
5.85%, 01/15/2036	250	271	CNA Financial Corp
Cigna Corp			5.75%, 08/15/2021	77	86
5.38%, 02/15/2042	128	140	Fidelity National Financial Inc
Coventry Health Care Inc			6.60%, 05/15/2017	51	54
5.45%, 06/15/2021	500	552	Hartford Financial Services Group Inc/The
Dignity Health			4.30%, 04/15/2043	250	233
2.64%, 11/01/2019	500	502	5.38%, 03/15/2017	177	185
Howard Hughes Medical Institute			6.63%, 03/30/2040	25	31
3.50%, 09/01/2023	400	415	Lincoln National Corp
Humana Inc			4.00%, 09/01/2023	1,000	1,024
4.95%, 10/01/2044	300	298	6.15%, 04/07/2036	80	92
Laboratory Corp of America Holdings			7.00%, 06/15/2040	47	59
4.63%, 11/15/2020	500	527	8.75%, 07/01/2019	141	169
Memorial Sloan-Kettering Cancer Center			Loews Corp
4.20%, 07/01/2055	250	241	2.63%, 05/15/2023	200	191
Quest Diagnostics Inc			4.13%, 05/15/2043	200	181
3.50%, 03/30/2025	500	483	Markel Corp
4.70%, 04/01/2021	102	108	5.00%, 03/30/2043	200	200
4.75%, 01/30/2020	3	3	Marsh & McLennan Cos Inc
UnitedHealth Group Inc			2.35%, 09/10/2019	400	399
1.40%, 10/15/2017	400	399	2.35%, 03/06/2020	300	297
1.90%, 07/16/2018	1,000	1,003	3.75%, 03/14/2026	750	751
2.88%, 03/15/2022	180	180	MetLife Inc
3.75%, 07/15/2025	290	299	3.00%, 03/01/2025	300	288
4.38%, 03/15/2042	750	737	3.60%, 04/10/2024	250	256
4.70%, 02/15/2021	90	98	4.37%, 09/15/2023(a)	200	215
6.50%, 06/15/2037	77	97	4.60%, 05/13/2046	500	503
6.88%, 02/15/2038	141	184	5.70%, 06/15/2035	164	190
		$8,457	6.40%, 12/15/2066(a)	288	315
Home Furnishings - 0.00%			7.72%, 02/15/2019	225	261
Whirlpool Corp			PartnerRe Finance B LLC
4.85%, 06/15/2021	77	82	5.50%, 06/01/2020	115	126
			Progressive Corp/The
			3.75%, 08/23/2021	277	293
Housewares - 0.06%			4.35%, 04/25/2044	200	202
Newell Rubbermaid Inc			Protective Life Corp
2.88%, 12/01/2019	400	386	8.45%, 10/15/2039	51	67
3.90%, 11/01/2025	750	677	Prudential Financial Inc
		$1,063	3.50%, 05/15/2024	1,200	1,205
			4.50%, 11/16/2021	128	138
Insurance - 0.84%			5.70%, 12/14/2036	25	28
ACE INA Holdings Inc			5.88%, 09/15/2042(a)	100	104
2.88%, 11/03/2022	500	496
6.70%, 05/15/2036	250	326	6.63%, 12/01/2037	126	154
Aflac Inc			7.38%, 06/15/2019	350	406
3.63%, 11/15/2024	200	204	Reinsurance Group of America Inc
6.45%, 08/15/2040	132	162	4.70%, 09/15/2023	200	211
Allstate Corp/The			Travelers Cos Inc/The
5.55%, 05/09/2035	200	231	5.90%, 06/02/2019	350	394
American International Group Inc			6.25%, 06/15/2037	12	15
4.70%, 07/10/2035	750	745	6.75%, 06/20/2036	51	67
4.88%, 06/01/2022	250	270	Validus Holdings Ltd
6.25%, 05/01/2036	500	577	8.88%, 01/26/2040	51	64
Aon Corp			Voya Financial Inc
5.00%, 09/30/2020	128	140	5.50%, 07/15/2022	350	392

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2015

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's) Value (000's)

Insurance (continued)			Machinery - Diversified (continued)
WR Berkley Corp			Rockwell Automation Inc
6.25%, 02/15/2037	$29	$34	2.05%, 03/01/2020	$250	$248
XLIT Ltd			6.25%, 12/01/2037	51	63
2.30%, 12/15/2018	350	350	Roper Technologies Inc
5.25%, 12/15/2043	400	414	1.85%, 11/15/2017	300	298
		$16,207			$2,595

Internet - 0.24%			Media- 1.05%
Alibaba Group Holding Ltd			21st Century Fox America Inc
1.63%, 11/28/2017	750	741	3.70%, 10/15/2025(b)	500	499
3.13%, 11/28/2021	270	262	4.50%, 02/15/2021	200	215
3.60%, 11/28/2024	750	716	4.95%, 10/15/2045(b)	350	345
Amazon.com Inc			5.65%, 08/15/2020	51	57
1.20%, 11/29/2017	100	100	6.15%, 02/15/2041	577	648
2.50%, 11/29/2022	100	97	6.20%, 12/15/2034	154	175
2.60%, 12/05/2019	250	254	6.40%, 12/15/2035	128	147
4.95%, 12/05/2044	500	532	6.90%, 03/01/2019	154	175
Baidu Inc			CBS Corp
3.25%, 08/06/2018	500	506	1.95%, 07/01/2017	200	200
eBay Inc			4.00%, 01/15/2026	1,000	975
2.60%, 07/15/2022	600	559	4.85%, 07/01/2042	200	180
4.00%, 07/15/2042	100	79	5.75%, 04/15/2020	65	72
Expedia Inc			7.88%, 07/30/2030	178	227
7.46%, 08/15/2018	128	143	Comcast Corp
Google Inc			2.85%, 01/15/2023	100	99
3.38%, 02/25/2024	500	526	3.38%, 08/15/2025	500	506
3.63%, 05/19/2021	51	54	4.20%, 08/15/2034	750	743
		$4,569	4.25%, 01/15/2033	100	98
			4.60%, 08/15/2045	250	253
Investment Companies - 0.01%			4.65%, 07/15/2042	100	102
Prospect Capital Corp			5.15%, 03/01/2020	774	865
5.00%, 07/15/2019	250	252	6.30%, 11/15/2017	128	139
			6.40%, 03/01/2040	500	621
Iron & Steel - 0.07%			6.45%, 03/15/2037	60	75
Nucor Corp			6.95%, 08/15/2037	274	358
5.75%, 12/01/2017	12	13	DIRECTV Holdings LLC / DIRECTV
Vale Overseas Ltd			Financing Co Inc
5.63%, 09/15/2019	546	494	1.75%, 01/15/2018	600	598
6.25%, 01/23/2017	351	350	2.40%, 03/15/2017	200	202
6.88%, 11/21/2036	617	431	3.80%, 03/15/2022	102	103
8.25%, 01/17/2034	38	31	4.60%, 02/15/2021	171	181
		$1,319	5.88%, 10/01/2019	56	62
			6.00%, 08/15/2040	663	678
Lodging - 0.07%			Discovery Communications LLC
Marriott International Inc/MD			3.25%, 04/01/2023	200	184
2.88%, 03/01/2021	500	496	4.38%, 06/15/2021	500	512
3.13%, 10/15/2021	500	499	5.05%, 06/01/2020	51	54
Wyndham Worldwide Corp			5.63%, 08/15/2019	51	55
3.90%, 03/01/2023	300	292	6.35%, 06/01/2040	43	43
		$1,287	Grupo Televisa SAB
Machinery - Construction & Mining - 0.09%			4.63%, 01/30/2026	500	494
Caterpillar Financial Services Corp			6.63%, 03/18/2025	200	227
1.25%, 08/18/2017	500	498	Historic TW Inc
1.63%, 06/01/2017	150	151	6.88%, 06/15/2018	25	28
2.45%, 09/06/2018	200	203	NBCUniversal Media LLC
7.05%, 10/01/2018	200	227	4.38%, 04/01/2021	151	164
7.15%, 02/15/2019	113	129	5.15%, 04/30/2020	75	84
Caterpillar Inc			5.95%, 04/01/2041	100	120
3.80%, 08/15/2042	105	94	6.40%, 04/30/2040	251	313
4.75%, 05/15/2064	350	337	RELX Capital Inc
6.05%, 08/15/2036	132	155	3.13%, 10/15/2022	125	121
		$1,794	Scripps Networks Interactive Inc
			2.80%, 06/15/2020	1,000	976
Machinery - Diversified - 0.13%			Thomson Reuters Corp
Deere & Co			3.95%, 09/30/2021	175	181
4.38%, 10/16/2019	56	61	4.50%, 05/23/2043	300	261
John Deere Capital Corp			5.85%, 04/15/2040	25	26
1.20%, 10/10/2017	200	199	Time Warner Cable Inc
1.30%, 03/12/2018	1,025	1,016	4.00%, 09/01/2021	180	182
1.40%, 03/15/2017	180	180	5.50%, 09/01/2041	300	271
3.90%, 07/12/2021	500	530	5.85%, 05/01/2017	51	53
			6.55%, 05/01/2037	151	153

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2015

		Principal				Principal
BONDS (continued)		Amount (000's) Value (000's)		BONDS (continued)		Amount (000's) Value (000's)

Media (continued)				Mining (continued)
Time Warner Cable Inc	(continued)			Rio Tinto Finance USA Ltd	(continued)
6.75%, 07/01/2018		$51	$56	6.50%, 07/15/2018		$203	$220
6.75%, 06/15/2039		77	77	7.13%, 07/15/2028		512	604
7.30%, 07/01/2038		300	325	9.00%, 05/01/2019		83	97
8.25%, 04/01/2019		654	751	Rio Tinto Finance USA PLC
8.75%, 02/14/2019		48	56	4.75%, 03/22/2042		328	281
Time Warner Entertainment Co LP				Southern Copper Corp
8.38%, 07/15/2033		95	112	5.38%, 04/16/2020		25	26
Time Warner Inc				5.88%, 04/23/2045		350	268
4.00%, 01/15/2022		180	186	6.75%, 04/16/2040		258	221
4.05%, 12/15/2023		500	510				$6,369
4.65%, 06/01/2044		500	459
4.70%, 01/15/2021		81	87	Miscellaneous Manufacturers - 0.23%
4.88%, 03/15/2020		42	45	3M Co
5.38%, 10/15/2041		128	131	5.70%, 03/15/2037		38	47
6.10%, 07/15/2040		43	46	Crane Co
6.20%, 03/15/2040		51	56	4.45%, 12/15/2023		100	103
6.50%, 11/15/2036		120	136	Dover Corp
7.63%, 04/15/2031		445	551	5.38%, 03/01/2041		77	88
Viacom Inc				Eaton Corp
3.25%, 03/15/2023		750	685	1.50%, 11/02/2017		400	397
3.88%, 12/15/2021		128	126	2.75%, 11/02/2022		100	97
4.38%, 03/15/2043		400	293	4.00%, 11/02/2032		100	95
6.88%, 04/30/2036		166	164	4.15%, 11/02/2042		50	46
Walt Disney Co/The				General Electric Co
1.10%, 12/01/2017		100	100	2.70%, 10/09/2022		300	299
2.35%, 12/01/2022		750	740	4.13%, 10/09/2042		300	293
2.75%, 08/16/2021		102	104	4.50%, 03/11/2044		500	515
3.70%, 12/01/2042		100	93	5.25%, 12/06/2017		300	320
3.75%, 06/01/2021		200	214	Illinois Tool Works Inc
7.00%, 03/01/2032		51	70	3.50%, 03/01/2024		350	360
			$20,273	Ingersoll-Rand Global Holding Co Ltd
				6.88%, 08/15/2018		490	541
Metal Fabrication & Hardware - 0.05%				Parker-Hannifin Corp
Precision Castparts Corp				3.50%, 09/15/2022		577	595
1.25%, 01/15/2018		200	198	Tyco Electronics Group SA
2.50%, 01/15/2023		100	97	6.55%, 10/01/2017		112	121
3.90%, 01/15/2043		175	163	7.13%, 10/01/2037		14	18
4.38%, 06/15/2045		500	501	Tyco International Finance SA
			$959	5.13%, 09/14/2045		500	519
							$4,454
Mining - 0.33%
Barrick Gold Corp				Office & Business Equipment - 0.07%
4.10%, 05/01/2023		48	41	Pitney Bowes Inc
6.95%, 04/01/2019		87	89	5.75%, 09/15/2017		27	29
Barrick North America Finance LLC				Xerox Corp
4.40%, 05/30/2021		1,000	898	2.75%, 09/01/2020		500	471
Barrick PD Australia Finance Pty Ltd				2.80%, 05/15/2020		500	477
4.95%, 01/15/2020		60	59	2.95%, 03/15/2017		154	155
5.95%, 10/15/2039		90	62	4.50%, 05/15/2021		226	228
BHP Billiton Finance USA Ltd				5.63%, 12/15/2019		21	22
1.63%, 02/24/2017		128	128				$1,382
3.25%, 11/21/2021		128	120
4.13%, 02/24/2042		328	259	Oil & Gas - 1.78%
5.00%, 09/30/2043		500	449	Alberta Energy Co Ltd
6.50%, 04/01/2019		23	25	7.38%, 11/01/2031		77	70
Freeport-McMoRan Inc				Anadarko Finance Co
3.55%, 03/01/2022		302	175	7.50%, 05/01/2031		77	82
3.88%, 03/15/2023		1,000	570	Anadarko Petroleum Corp
5.40%, 11/14/2034		300	159	4.50%, 07/15/2044		100	77
Goldcorp Inc				6.20%, 03/15/2040		25	23
3.63%, 06/09/2021		300	282	6.38%, 09/15/2017		206	216
Newmont Mining Corp				6.45%, 09/15/2036		725	699
3.50%, 03/15/2022		102	91	Apache Corp
5.13%, 10/01/2019		801	833	3.63%, 02/01/2021		577	569
6.25%, 10/01/2039		118	94	4.75%, 04/15/2043		128	107
Placer Dome Inc				5.10%, 09/01/2040		92	79
6.45%, 10/15/2035		150	116	BP Capital Markets PLC
Rio Tinto Alcan Inc				1.85%, 05/05/2017		200	201
6.13%, 12/15/2033		77	77	2.24%, 09/26/2018		1,000	1,003
Rio Tinto Finance USA Ltd				2.32%, 02/13/2020		200	197
3.75%, 09/20/2021		128	125	2.50%, 11/06/2022		200	190

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2015

		Principal			Principal
BONDS (continued)		Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Oil & Gas (continued)				Oil & Gas (continued)
BP Capital Markets PLC	(continued)			Marathon Oil Corp
3.06%, 03/17/2022		$300	$294	3.85%, 06/01/2025	$500	$402
3.56%, 11/01/2021		200	204	5.90%, 03/15/2018	251	254
3.81%, 02/10/2024		400	400	6.60%, 10/01/2037	223	191
4.74%, 03/11/2021		128	141	Marathon Petroleum Corp
4.75%, 03/10/2019		25	27	3.63%, 09/15/2024	400	373
Canadian Natural Resources Ltd				5.13%, 03/01/2021	77	81
5.70%, 05/15/2017		516	527	Nabors Industries Inc
6.25%, 03/15/2038		164	149	6.15%, 02/15/2018	200	203
Cenovus Energy Inc				Nexen Energy ULC
5.70%, 10/15/2019		152	159	5.88%, 03/10/2035	500	541
6.75%, 11/15/2039		128	122	6.40%, 05/15/2037	157	176
Chevron Corp				7.50%, 07/30/2039	15	19
1.79%, 11/16/2018		790	783	Noble Energy Inc
2.36%, 12/05/2022		300	286	5.25%, 11/15/2043	350	282
2.41%, 03/03/2022		500	487	6.00%, 03/01/2041	102	88
2.43%, 06/24/2020		450	450	8.25%, 03/01/2019	400	447
4.95%, 03/03/2019		400	436	Noble Holding International Ltd
CNOOC Finance 2013 Ltd				2.50%, 03/15/2017	128	121
1.75%, 05/09/2018		150	148	5.95%, 04/01/2025	300	207
3.00%, 05/09/2023		150	140	6.05%, 03/01/2041	300	179
4.25%, 05/09/2043		100	92	6.20%, 08/01/2040	25	15
CNOOC Nexen Finance 2014 ULC				Occidental Petroleum Corp
4.25%, 04/30/2024		500	504	2.70%, 02/15/2023	300	282
Conoco Funding Co				3.50%, 06/15/2025	500	488
7.25%, 10/15/2031		200	230	Petro-Canada
ConocoPhillips				6.80%, 05/15/2038	12	13
6.00%, 01/15/2020		293	326	7.88%, 06/15/2026	200	253
6.50%, 02/01/2039		169	178	Petroleos Mexicanos
ConocoPhillips Co				3.50%, 07/18/2018	400	397
3.35%, 05/15/2025		750	678	3.50%, 07/23/2020(b)	350	331
4.30%, 11/15/2044		400	332	4.50%, 01/23/2026(b)	1,000	879
ConocoPhillips Holding Co				4.88%, 01/24/2022	385	371
6.95%, 04/15/2029		202	231	5.50%, 01/21/2021	208	210
Continental Resources Inc/OK				5.50%, 06/27/2044(b)	500	376
4.90%, 06/01/2044		250	151	5.50%, 06/27/2044	350	263
5.00%, 09/15/2022		500	369	5.75%, 03/01/2018	141	147
Devon Energy Corp				6.38%, 01/23/2045	400	339
5.60%, 07/15/2041		125	94	6.63%, 06/15/2035	286	256
5.85%, 12/15/2025		1,000	973	8.00%, 05/03/2019	31	34
6.30%, 01/15/2019		154	159	Phillips 66
7.95%, 04/15/2032		192	198	2.95%, 05/01/2017	128	130
Devon Financing Corp LLC				4.30%, 04/01/2022	628	646
7.88%, 09/30/2031		128	131	5.88%, 05/01/2042	128	128
Ecopetrol SA				Pioneer Natural Resources Co
4.13%, 01/16/2025		500	400	3.95%, 07/15/2022	100	91
4.25%, 09/18/2018		250	249	Pride International Inc
5.88%, 09/18/2023		250	230	6.88%, 08/15/2020	77	72
Encana Corp				Rowan Cos Inc
3.90%, 11/15/2021		200	165	5.00%, 09/01/2017	23	23
6.50%, 02/01/2038		166	133	Shell International Finance BV
Ensco PLC				1.13%, 08/21/2017	200	199
4.70%, 03/15/2021		200	161	2.38%, 08/21/2022	100	96
5.20%, 03/15/2025		300	214	3.40%, 08/12/2023	1,500	1,491
EOG Resources Inc				3.63%, 08/21/2042	100	83
2.63%, 03/15/2023		200	189	4.13%, 05/11/2035	410	391
4.40%, 06/01/2020		51	54	4.30%, 09/22/2019	651	694
EQT Corp				4.38%, 03/25/2020	25	27
6.50%, 04/01/2018		127	134	4.38%, 05/11/2045	490	463
Exxon Mobil Corp				5.50%, 03/25/2040	25	27
1.31%, 03/06/2018		570	569	6.38%, 12/15/2038	43	51
3.18%, 03/15/2024		500	508	Southwestern Energy Co
3.57%, 03/06/2045		300	282	4.05%, 01/23/2020	300	218
Hess Corp				4.10%, 03/15/2022	150	94
5.60%, 02/15/2041		51	43	Statoil ASA
7.13%, 03/15/2033		200	195	1.15%, 05/15/2018	400	393
7.30%, 08/15/2031		38	38	2.25%, 11/08/2019	500	498
8.13%, 02/15/2019		25	28	2.65%, 01/15/2024	400	374
Husky Energy Inc				3.15%, 01/23/2022	102	102
7.25%, 12/15/2019		550	607	3.95%, 05/15/2043	200	181
				5.10%, 08/17/2040	263	278

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2015

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Oil & Gas (continued)			Pharmaceuticals (continued)
Statoil ASA (continued)			Actavis Inc (continued)
5.25%, 04/15/2019	$23	$25	6.13%, 08/15/2019	$12	$13
Suncor Energy Inc			AmerisourceBergen Corp
6.10%, 06/01/2018	128	138	3.40%, 05/15/2024	250	244
6.50%, 06/15/2038	428	458	AstraZeneca PLC
6.85%, 06/01/2039	5	6	1.95%, 09/18/2019	600	597
Total Capital International SA			3.38%, 11/16/2025	275	273
1.00%, 01/10/2017	200	199	4.00%, 09/18/2042	100	93
2.75%, 06/19/2021	400	398	4.38%, 11/16/2045	135	135
2.88%, 02/17/2022	128	127	6.45%, 09/15/2037	144	182
Total Capital SA			Baxalta Inc
4.25%, 12/15/2021	51	54	2.00%, 06/22/2018(b)	500	495
4.45%, 06/24/2020	500	538	3.60%, 06/23/2022(b)	500	500
Valero Energy Corp			Bristol-Myers Squibb Co
6.13%, 02/01/2020	138	152	0.88%, 08/01/2017	100	99
6.63%, 06/15/2037	234	235	1.75%, 03/01/2019	500	498
7.50%, 04/15/2032	15	17	3.25%, 08/01/2042	100	87
9.38%, 03/15/2019	128	151	Cardinal Health Inc
		$34,577	1.70%, 03/15/2018	300	299
			3.20%, 03/15/2023	200	197
Oil & Gas Services - 0.15%			4.60%, 03/15/2043	100	99
Baker Hughes Inc			Eli Lilly & Co
5.13%, 09/15/2040	281	278	1.95%, 03/15/2019	1,000	1,009
7.50%, 11/15/2018	12	14	Express Scripts Holding Co
Cameron International Corp			3.50%, 06/15/2024	500	493
6.38%, 07/15/2018	154	167	3.90%, 02/15/2022	200	205
Halliburton Co			4.75%, 11/15/2021	77	83
3.25%, 11/15/2021	651	650	6.13%, 11/15/2041	77	88
3.80%, 11/15/2025	245	239	GlaxoSmithKline Capital Inc
4.50%, 11/15/2041	51	46	5.38%, 04/15/2034	1,000	1,131
4.85%, 11/15/2035	275	270	5.65%, 05/15/2018	202	220
5.00%, 11/15/2045	340	336	GlaxoSmithKline Capital PLC
5.90%, 09/15/2018	350	383	1.50%, 05/08/2017	100	100
7.45%, 09/15/2039	10	13	2.85%, 05/08/2022	128	129
National Oilwell Varco Inc			Johnson & Johnson
2.60%, 12/01/2022	500	437	1.65%, 12/05/2018	500	505
		$2,833	2.95%, 09/01/2020	128	134
Other Asset Backed Securities - 0.00%			3.38%, 12/05/2023	500	530
CenterPoint Energy Restoration Bond Co			4.95%, 05/15/2033	201	233
LLC			5.55%, 08/15/2017	128	137
3.46%, 08/15/2019	87	89	5.95%, 08/15/2037	775	1,001
			McKesson Corp
			4.75%, 03/01/2021	250	270
Packaging & Containers - 0.01%			4.88%, 03/15/2044	120	120
MeadWestvaco Corp			Mead Johnson Nutrition Co
7.38%, 09/01/2019	100	114	4.60%, 06/01/2044	250	231
			Medco Health Solutions Inc
Pharmaceuticals - 1.34%			7.13%, 03/15/2018	169	187
Abbott Laboratories			Merck & Co Inc
5.30%, 05/27/2040	200	224	1.10%, 01/31/2018	100	99
AbbVie Inc			1.30%, 05/18/2018	200	200
1.75%, 11/06/2017	300	299	2.40%, 09/15/2022	100	98
2.00%, 11/06/2018	200	199	2.75%, 02/10/2025	350	341
2.50%, 05/14/2020	580	574	2.80%, 05/18/2023	200	199
2.90%, 11/06/2022	200	193	3.60%, 09/15/2042	100	91
3.60%, 05/14/2025	470	464	4.15%, 05/18/2043	200	199
4.40%, 11/06/2042	200	187	6.55%, 09/15/2037	187	243
4.50%, 05/14/2035	280	274	Merck Sharp & Dohme Corp
4.70%, 05/14/2045	330	323	5.00%, 06/30/2019	154	170
Actavis Funding SCS			Mylan Inc
1.30%, 06/15/2017	300	297	2.55%, 03/28/2019	250	247
1.85%, 03/01/2017	400	401	Mylan NV
			3.75%, 12/15/2020(b)	750	751
3.00%, 03/12/2020	400	400
3.80%, 03/15/2025	300	298	Novartis Capital Corp
3.85%, 06/15/2024	445	446	3.00%, 11/20/2025	500	493
4.75%, 03/15/2045	200	195	4.40%, 04/24/2020	77	84
4.85%, 06/15/2044	500	495	4.40%, 05/06/2044	330	344
Actavis Inc			Novartis Securities Investment Ltd
1.88%, 10/01/2017	200	200	5.13%, 02/10/2019	564	618
3.25%, 10/01/2022	150	147	Perrigo Co PLC
4.63%, 10/01/2042	100	95	5.30%, 11/15/2043	500	482

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2015

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Pharmaceuticals (continued)			Pipelines (continued)
Pfizer Inc			ONEOK Partners LP
1.10%, 05/15/2017	$500	$500	5.00%, 09/15/2023	$250	$219
3.00%, 06/15/2023	500	504	6.13%, 02/01/2041	128	98
3.40%, 05/15/2024	1,000	1,026	8.63%, 03/01/2019	20	22
4.65%, 03/01/2018	51	54	Panhandle Eastern Pipe Line Co LP
5.60%, 09/15/2040	380	437	6.20%, 11/01/2017	81	86
6.20%, 03/15/2019	280	315	Plains All American Pipeline LP / PAA
7.20%, 03/15/2039	151	208	Finance Corp
Sanofi			2.85%, 01/31/2023	200	165
1.25%, 04/10/2018	400	398	3.65%, 06/01/2022	128	110
Teva Pharmaceutical Finance Co BV			4.30%, 01/31/2043	200	132
3.65%, 11/10/2021	400	406	4.70%, 06/15/2044	500	348
Teva Pharmaceutical Finance Co LLC			5.75%, 01/15/2020	15	15
6.15%, 02/01/2036	3	3	Regency Energy Partners LP / Regency
Wyeth LLC			Energy Finance Corp
5.95%, 04/01/2037	91	108	5.88%, 03/01/2022	750	707
6.50%, 02/01/2034	144	180	Southern Natural Gas Co LLC
Zoetis Inc			5.90%, 04/01/2017(a),(b)	12	12
3.25%, 02/01/2023	100	95	Southern Natural Gas Co LLC / Southern
3.45%, 11/13/2020	750	751	Natural Issuing Corp
		$25,972	4.40%, 06/15/2021	51	47
			Spectra Energy Capital LLC
Pipelines - 0.83%			8.00%, 10/01/2019	300	341
Boardwalk Pipelines LP			Spectra Energy Partners LP
3.38%, 02/01/2023	200	161	5.95%, 09/25/2043	200	191
Buckeye Partners LP			Sunoco Logistics Partners Operations LP
2.65%, 11/15/2018	250	240	3.45%, 01/15/2023	200	169
4.88%, 02/01/2021	850	827	4.95%, 01/15/2043	200	143
Columbia Pipeline Group Inc			5.50%, 02/15/2020	46	48
5.80%, 06/01/2045(b)	500	439
			Tennessee Gas Pipeline Co LLC
Enable Midstream Partners LP			7.50%, 04/01/2017	77	79
5.00%, 05/15/2044(a)	500	295
			Texas Eastern Transmission LP
Enbridge Energy Partners LP			7.00%, 07/15/2032	100	110
5.20%, 03/15/2020	9	9	TransCanada PipeLines Ltd
7.38%, 10/15/2045	100	96	3.80%, 10/01/2020	128	131
9.88%, 03/01/2019	87	99	5.60%, 03/31/2034	300	303
Energy Transfer Partners LP			6.10%, 06/01/2040	25	26
4.90%, 02/01/2024	350	312	6.35%, 05/15/2067(a)	500	377
4.90%, 03/15/2035	300	218	6.50%, 08/15/2018	1,042	1,137
5.20%, 02/01/2022	102	95	7.25%, 08/15/2038	51	61
5.95%, 10/01/2043	350	281	7.63%, 01/15/2039	500	613
6.50%, 02/01/2042	102	83	Williams Cos Inc/The
6.70%, 07/01/2018	23	24	4.55%, 06/24/2024	1,000	695
9.00%, 04/15/2019	6	7	7.50%, 01/15/2031	11	8
Enterprise Products Operating LLC			7.88%, 09/01/2021	128	115
3.35%, 03/15/2023	300	271	Williams Partners LP
3.70%, 02/15/2026	500	448	3.90%, 01/15/2025	350	263
3.75%, 02/15/2025	500	457	4.00%, 09/15/2025	580	434
3.90%, 02/15/2024	250	233	5.10%, 09/15/2045	180	118
4.85%, 08/15/2042	300	240	5.25%, 03/15/2020	180	167
5.20%, 09/01/2020	77	81	6.30%, 04/15/2040	343	263
6.13%, 10/15/2039	123	112			$16,145
6.45%, 09/01/2040	177	168
6.50%, 01/31/2019	161	177	Real Estate - 0.02%
6.88%, 03/01/2033	15	16	Brookfield Asset Management Inc
Kinder Morgan Energy Partners LP			4.00%, 01/15/2025	300	293
3.50%, 03/01/2021	750	671
3.50%, 09/01/2023	200	166

4.15%, 03/01/2022	300	267
			Regional Authority - 0.21%
4.70%, 11/01/2042	200	141	Province of British Columbia Canada
			2.65%, 09/22/2021	77	79
5.00%, 03/01/2043	100	74
			6.50%, 01/15/2026	18	23
5.40%, 09/01/2044	400	302

6.38%, 03/01/2041	128	107	Province of Manitoba Canada
			1.30%, 04/03/2017	280	280
6.50%, 09/01/2039	112	92
			3.05%, 05/14/2024	500	508
6.95%, 01/15/2038	112	96

7.40%, 03/15/2031	177	163	Province of Nova Scotia Canada
			5.13%, 01/26/2017	41	43
9.00%, 02/01/2019	77	83

			Province of Ontario Canada
Kinder Morgan Inc/DE			2.50%, 09/10/2021	500	500
3.05%, 12/01/2019	750	694
			3.15%, 12/15/2017	200	207

Magellan Midstream Partners LP			3.20%, 05/16/2024	750	774
4.20%, 12/01/2042	200	147
			4.00%, 10/07/2019	277	297

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2015

		Principal			Principal
BONDS (continued)		Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Regional Authority (continued)				REITS (continued)
Province of Ontario Canada	(continued)			Regency Centers LP
4.40%, 04/14/2020		$151	$165	3.75%, 06/15/2024	$200	$199
Province of Quebec Canada				Simon Property Group LP
2.75%, 08/25/2021		231	234	2.15%, 09/15/2017	102	103
3.50%, 07/29/2020		750	793	2.20%, 02/01/2019	400	402
7.50%, 09/15/2029		64	92	4.13%, 12/01/2021	200	213
Province of Saskatchewan Canada				5.65%, 02/01/2020	47	53
8.50%, 07/15/2022		6	8	6.75%, 02/01/2040	25	33
			$4,003	10.35%, 04/01/2019	90	110
				Tanger Properties LP
REITS- 0.68%				3.88%, 12/01/2023	250	249
Alexandria Real Estate Equities Inc				UDR Inc
2.75%, 01/15/2020		750	737	4.00%, 10/01/2025	200	202
American Tower Corp				Ventas Realty LP / Ventas Capital Corp
3.50%, 01/31/2023		500	489	2.00%, 02/15/2018	750	746
4.70%, 03/15/2022		278	292	4.25%, 03/01/2022	128	132
AvalonBay Communities Inc				Weingarten Realty Investors
2.95%, 09/15/2022		100	99	3.38%, 10/15/2022	180	176
3.63%, 10/01/2020		100	104	Welltower Inc
4.20%, 12/15/2023		400	417	3.75%, 03/15/2023	200	196
BioMed Realty LP				6.13%, 04/15/2020	115	129
2.63%, 05/01/2019		200	194	Weyerhaeuser Co
6.13%, 04/15/2020		6	7	7.38%, 03/15/2032	300	357
Boston Properties LP						$13,195
3.85%, 02/01/2023		200	204
4.13%, 05/15/2021		77	81	Retail - 1.00%
5.63%, 11/15/2020		25	28	AutoNation Inc
5.88%, 10/15/2019		750	833	6.75%, 04/15/2018	200	218
Brandywine Operating Partnership LP				AutoZone Inc
3.95%, 02/15/2023		200	195	4.00%, 11/15/2020	251	264
Brixmor Operating Partnership LP				Bed Bath & Beyond Inc
3.85%, 02/01/2025		300	291	5.17%, 08/01/2044	500	423
CBL & Associates LP				Costco Wholesale Corp
4.60%, 10/15/2024		750	707	1.13%, 12/15/2017	1,000	999
DDR Corp				CVS Health Corp
4.63%, 07/15/2022		200	207	2.25%, 08/12/2019	500	499
Duke Realty LP				2.80%, 07/20/2020	530	532
3.88%, 10/15/2022		100	100	3.50%, 07/20/2022	1,000	1,018
EPR Properties				4.13%, 05/15/2021	500	529
7.75%, 07/15/2020		63	73	5.13%, 07/20/2045	370	390
ERP Operating LP				5.75%, 06/01/2017	15	16
2.38%, 07/01/2019		400	401	6.13%, 09/15/2039	79	92
4.75%, 07/15/2020		51	55	6.25%, 06/01/2027	100	118
Federal Realty Investment Trust				Darden Restaurants Inc
2.75%, 06/01/2023		150	143	7.05%, 10/15/2037(a)	27	28
HCP Inc				Dollar General Corp
3.40%, 02/01/2025		300	279	1.88%, 04/15/2018	300	297
4.20%, 03/01/2024		250	248	4.15%, 11/01/2025	500	497
4.25%, 11/15/2023		200	200	Gap Inc/The
5.38%, 02/01/2021		51	56	5.95%, 04/12/2021	275	291
6.70%, 01/30/2018		15	16	Home Depot Inc/The
Highwoods Realty LP				2.25%, 09/10/2018	750	767
3.20%, 06/15/2021		350	341	3.75%, 02/15/2024	350	373
Hospitality Properties Trust				5.88%, 12/16/2036	237	289
5.00%, 08/15/2022		100	103	5.95%, 04/01/2041	351	437
6.70%, 01/15/2018		77	81	Kohl's Corp
Host Hotels & Resorts LP				4.00%, 11/01/2021	277	284
6.00%, 10/01/2021		200	221	5.55%, 07/17/2045	250	233
Kimco Realty Corp				Lowe's Cos Inc
3.13%, 06/01/2023		200	194	3.80%, 11/15/2021	102	109
3.20%, 05/01/2021		250	250	4.38%, 09/15/2045	500	514
Liberty Property LP				4.63%, 04/15/2020	77	83
3.38%, 06/15/2023		300	285	5.80%, 04/15/2040	77	92
Mid-America Apartments LP				6.65%, 09/15/2037	312	405
4.00%, 11/15/2025		500	497	Macy's Retail Holdings Inc
Omega Healthcare Investors Inc				2.88%, 02/15/2023	300	272
4.50%, 01/15/2025		300	293	3.45%, 01/15/2021	500	497
4.95%, 04/01/2024		750	757	4.30%, 02/15/2043	200	154
Realty Income Corp				6.65%, 07/15/2024	25	28
2.00%, 01/31/2018		100	100	6.90%, 04/01/2029	125	141
4.65%, 08/01/2023		250	260	McDonald's Corp
5.88%, 03/15/2035		51	57	2.10%, 12/07/2018	500	500

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2015

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)		Amount (000's) Value (000's)

Retail (continued)			Semiconductors (continued)
McDonald's Corp (continued)			Texas Instruments Inc	(continued)
3.38%, 05/26/2025	$500	$490	2.75%, 03/12/2021		$400	$403
3.50%, 07/15/2020	151	156	Xilinx Inc
3.70%, 02/15/2042	128	107	2.13%, 03/15/2019		175	174
4.88%, 07/15/2040	9	9				$5,808
4.88%, 12/09/2045	250	252
5.35%, 03/01/2018	36	39	Software - 0.49%
6.30%, 10/15/2037	262	307	Adobe Systems Inc
Nordstrom Inc			4.75%, 02/01/2020		51	55
4.75%, 05/01/2020	36	39	CDK Global Inc
6.25%, 01/15/2018	12	13	3.30%, 10/15/2019		500	496
O'Reilly Automotive Inc			Fidelity National Information Services Inc
3.85%, 06/15/2023	300	303	2.00%, 04/15/2018		300	295
QVC Inc			3.63%, 10/15/2020		340	344
4.38%, 03/15/2023	250	237	5.00%, 10/15/2025		260	267
Signet UK Finance PLC			Fiserv Inc
4.70%, 06/15/2024	250	246	3.50%, 10/01/2022		600	599
Staples Inc			Microsoft Corp
4.38%, 01/12/2023	180	172	2.00%, 11/03/2020		160	160
Target Corp			2.38%, 02/12/2022		350	345
4.00%, 07/01/2042	300	293	3.00%, 10/01/2020		600	627
6.00%, 01/15/2018	149	162	3.13%, 11/03/2025		640	643
6.50%, 10/15/2037	700	903	4.00%, 02/12/2055		850	764
Walgreen Co			4.20%, 06/01/2019		115	124
4.40%, 09/15/2042	100	85	4.20%, 11/03/2035		430	439
5.25%, 01/15/2019	6	6	4.45%, 11/03/2045		317	327
Walgreens Boots Alliance Inc			4.50%, 10/01/2040		100	104
1.75%, 11/17/2017	200	200	4.75%, 11/03/2055		105	109
2.70%, 11/18/2019	300	299	5.30%, 02/08/2041		77	89
4.80%, 11/18/2044	300	271	Oracle Corp
Wal-Mart Stores Inc			2.38%, 01/15/2019		450	457
2.55%, 04/11/2023	950	937	2.50%, 10/15/2022		1,500	1,465
3.25%, 10/25/2020	51	54	3.88%, 07/15/2020		77	82
3.63%, 07/08/2020	51	55	4.30%, 07/08/2034		1,000	995
4.13%, 02/01/2019	102	109	4.38%, 05/15/2055		590	540
4.25%, 04/15/2021	51	56	5.00%, 07/08/2019		48	53
4.30%, 04/22/2044	500	510	5.75%, 04/15/2018		180	196
5.25%, 09/01/2035	350	399				$9,575
5.63%, 04/01/2040	38	45	Sovereign - 1.60%
5.63%, 04/15/2041	280	333	Canada Government International Bond
5.80%, 02/15/2018	128	140	0.88%, 02/14/2017		255	255
6.20%, 04/15/2038	25	31	Chile Government International Bond
6.50%, 08/15/2037	415	536	3.13%, 03/27/2025		250	250
7.55%, 02/15/2030	128	180	3.25%, 09/14/2021		180	186
		$19,363	Colombia Government International Bond
Semiconductors - 0.30%			4.38%, 07/12/2021		100	100
Applied Materials Inc			5.63%, 02/26/2044		1,000	913
3.90%, 10/01/2025	500	503	6.13%, 01/18/2041		200	193
5.10%, 10/01/2035	500	509	8.13%, 05/21/2024		201	241
Intel Corp			11.75%, 02/25/2020		180	233
1.35%, 12/15/2017	300	300	10.38%, 01/28/2033		100	141
2.45%, 07/29/2020	500	506	Export Development Canada
3.30%, 10/01/2021	177	183	1.75%, 08/19/2019		400	401
3.70%, 07/29/2025	500	517	Export-Import Bank of Korea
4.00%, 12/15/2032	200	199	2.25%, 01/21/2020		300	295
4.25%, 12/15/2042	200	193	3.25%, 11/10/2025		500	502
4.80%, 10/01/2041	77	80	3.25%, 08/12/2026		500	495
KLA-Tencor Corp			4.00%, 01/11/2017		300	306
4.65%, 11/01/2024	500	503	4.00%, 01/14/2024		250	264
Lam Research Corp			5.00%, 04/11/2022		200	224
2.75%, 03/15/2020	300	290	Israel Government AID Bond
Maxim Integrated Products Inc			5.50%, 09/18/2023		25	30
2.50%, 11/15/2018	200	200	5.50%, 04/26/2024		125	151
QUALCOMM Inc			5.50%, 09/18/2033		12	15
2.25%, 05/20/2020	370	366	Israel Government International Bond
3.45%, 05/20/2025	270	259	5.13%, 03/26/2019		147	162
4.65%, 05/20/2035	100	93	Italy Government International Bond
4.80%, 05/20/2045	150	133	5.38%, 06/12/2017		750	788
Texas Instruments Inc			5.38%, 06/15/2033		64	73
0.88%, 03/12/2017	200	199	6.88%, 09/27/2023		212	260
1.65%, 08/03/2019	200	198

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2015

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Sovereign (continued)			Supranational Bank - 1.55%
Japan Bank for International			African Development Bank
Cooperation/Japan			0.88%, 03/15/2018	$800	$792
1.13%, 07/19/2017	$100	$99	Asian Development Bank
1.75%, 07/31/2018	650	649	0.75%, 01/11/2017	500	499
3.00%, 05/29/2024	1,000	1,021	1.13%, 03/15/2017	428	429
Korea International Bond			1.13%, 06/05/2018	530	527
3.88%, 09/11/2023	250	269	1.50%, 01/22/2020	300	297
Mexico Government International Bond			1.75%, 09/11/2018	500	504
3.50%, 01/21/2021	500	508	1.88%, 02/18/2022	250	246
3.60%, 01/30/2025	210	205	2.13%, 11/24/2021	750	750
3.63%, 03/15/2022	300	302	2.13%, 03/19/2025	300	293
4.60%, 01/23/2046	520	460	5.82%, 06/16/2028	15	19
4.75%, 03/08/2044	506	461	6.38%, 10/01/2028	51	69
5.55%, 01/21/2045	300	308	Corp Andina de Fomento
5.95%, 03/19/2019	778	864	4.38%, 06/15/2022	22	23
6.05%, 01/11/2040	464	508	Council Of Europe Development Bank
8.30%, 08/15/2031	738	1,089	1.13%, 05/31/2018	1,000	994
Panama Government International Bond			1.50%, 02/22/2017	128	129
5.20%, 01/30/2020	1,154	1,252	1.63%, 03/10/2020	300	298
6.70%, 01/26/2036	224	266	European Bank for Reconstruction &
8.88%, 09/30/2027	77	106	Development
Peruvian Government International Bond			1.00%, 02/16/2017	357	358
5.63%, 11/18/2050	128	131	1.63%, 04/10/2018	250	251
6.55%, 03/14/2037	126	146	1.63%, 11/15/2018	300	301
7.13%, 03/30/2019	30	34	1.75%, 06/14/2019	500	502
7.35%, 07/21/2025	180	226	1.88%, 02/23/2022	250	246
8.75%, 11/21/2033	192	271	European Investment Bank
Philippine Government International Bond			1.00%, 08/17/2017	1,000	997
3.95%, 01/20/2040	300	303	1.00%, 03/15/2018	750	744
5.00%, 01/13/2037	300	350	1.13%, 09/15/2017	1,400	1,398
6.38%, 10/23/2034	210	274	1.25%, 05/15/2018	500	498
6.50%, 01/20/2020	200	234	1.63%, 03/16/2020	300	297
8.38%, 06/17/2019	500	608	1.75%, 03/15/2017	528	532
9.38%, 01/18/2017	200	216	1.75%, 06/17/2019	750	752
9.50%, 02/02/2030	400	630	1.88%, 03/15/2019	500	504
10.63%, 03/16/2025	400	629	1.88%, 02/10/2025	850	808
Poland Government International Bond			2.50%, 04/15/2021	1,500	1,530
4.00%, 01/22/2024	1,000	1,052	3.25%, 01/29/2024	1,000	1,063
5.00%, 03/23/2022	528	585	4.88%, 02/15/2036	25	31
5.13%, 04/21/2021	51	57	5.13%, 05/30/2017	1,102	1,163
South Africa Government International Bond			FMS Wertmanagement AoeR
4.67%, 01/17/2024	200	190	1.75%, 03/17/2020	300	299
6.25%, 03/08/2041	250	255	Inter-American Development Bank
6.88%, 05/27/2019	500	534	1.00%, 07/14/2017	1,000	998
Svensk Exportkredit AB			1.13%, 03/15/2017	257	258
1.75%, 05/30/2017	200	202	1.75%, 08/24/2018	1,000	1,009
1.88%, 06/17/2019	500	501	1.75%, 10/15/2019	500	502
Tennessee Valley Authority			2.13%, 11/09/2020	250	254
3.50%, 12/15/2042	400	369	3.00%, 02/21/2024	250	263
3.88%, 02/15/2021	500	546	3.88%, 09/17/2019	577	621
4.25%, 09/15/2065	200	195	3.88%, 02/14/2020	77	83
4.50%, 04/01/2018	51	55	International Bank for Reconstruction &
5.25%, 09/15/2039	251	302	Development
5.38%, 04/01/2056	154	184	0.63%, 05/02/2017	500	496
6.75%, 11/01/2025	102	134	0.88%, 04/17/2017	500	499
Turkey Government International Bond			1.00%, 10/05/2018	540	534
3.25%, 03/23/2023	700	641	1.13%, 07/18/2017	500	501
4.88%, 04/16/2043	900	792	1.38%, 04/10/2018	500	502
5.75%, 03/22/2024	250	264	1.63%, 02/10/2022	1,000	970
6.63%, 02/17/2045	200	224	1.88%, 03/15/2019	500	505
6.75%, 04/03/2018	500	538	1.88%, 10/07/2022	260	254
7.00%, 06/05/2020	500	556	2.13%, 11/01/2020	750	757
7.38%, 02/05/2025	750	876	2.25%, 06/24/2021	500	505
7.50%, 11/07/2019	300	336	2.50%, 07/29/2025	700	704
8.00%, 02/14/2034	400	500	7.63%, 01/19/2023	12	16
Uruguay Government International Bond			International Finance Corp
4.13%, 11/20/2045	100	78	0.88%, 06/15/2018	300	297
4.38%, 10/27/2027	940	924	1.25%, 07/16/2018	500	498
8.00%, 11/18/2022	1,015	1,263	1.25%, 11/27/2018	500	495
		$31,050

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2015

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Supranational Bank (continued)			Telecommunications (continued)
Nordic Investment Bank			Verizon Communications Inc	(continued)
5.00%, 02/01/2017	$354	$369	6.40%, 09/15/2033		$900	$1,025
		$30,033	6.55%, 09/15/2043		1,960	2,327
			6.90%, 04/15/2038		256	306
Telecommunications - 1.52%			7.75%, 12/01/2030		146	187
America Movil SAB de CV			Vodafone Group PLC
3.13%, 07/16/2022	100	98	2.95%, 02/19/2023		200	187
5.63%, 11/15/2017	1,015	1,083	5.45%, 06/10/2019		180	197
6.13%, 03/30/2040	102	112	5.63%, 02/27/2017		448	468
6.38%, 03/01/2035	200	224	6.15%, 02/27/2037		201	198
AT&T Inc			6.25%, 11/30/2032		500	518
1.60%, 02/15/2017	128	128				$29,429
1.70%, 06/01/2017	545	547
2.45%, 06/30/2020	200	197	Toys, Games & Hobbies - 0.03%
2.63%, 12/01/2022	600	569	Hasbro Inc
3.00%, 02/15/2022	940	922	3.15%, 05/15/2021		250	249
3.00%, 06/30/2022	200	195	6.35%, 03/15/2040		25	27
3.40%, 05/15/2025	200	192	Mattel Inc
3.88%, 08/15/2021	77	79	2.35%, 05/06/2019		250	248
4.30%, 12/15/2042	201	172				$524
4.35%, 06/15/2045	950	813
4.50%, 05/15/2035	200	185	Transportation - 0.53%
4.75%, 05/15/2046	200	183	Burlington Northern Santa Fe LLC
5.50%, 02/01/2018	702	750	3.00%, 04/01/2025		500	481
6.30%, 01/15/2038	500	547	4.70%, 10/01/2019		783	847
6.50%, 09/01/2037	521	582	5.15%, 09/01/2043		350	369
BellSouth LLC			5.65%, 05/01/2017		54	57
6.00%, 11/15/2034	200	199	6.20%, 08/15/2036		500	589
British Telecommunications PLC			7.95%, 08/15/2030		77	107
2.35%, 02/14/2019	500	501	Canadian National Railway Co
5.95%, 01/15/2018	669	721	2.25%, 11/15/2022		200	192
9.62%, 12/15/2030(a)	77	112	3.50%, 11/15/2042		200	179
Cisco Systems Inc			5.55%, 03/01/2019		15	16
4.45%, 01/15/2020	102	111	Canadian Pacific Railway Co
4.95%, 02/15/2019	855	934	3.70%, 02/01/2026		130	128
5.90%, 02/15/2039	680	830	4.45%, 03/15/2023		128	136
Deutsche Telekom International Finance BV			4.80%, 09/15/2035		500	494
6.00%, 07/08/2019	300	336	CSX Corp
8.75%, 06/15/2030(a)	641	889	3.35%, 11/01/2025		500	486
Juniper Networks Inc			3.70%, 11/01/2023		500	511
4.60%, 03/15/2021	500	519	4.75%, 05/30/2042		277	276
Motorola Solutions Inc			6.25%, 03/15/2018		82	89
4.00%, 09/01/2024	500	434	FedEx Corp
Orange SA			2.63%, 08/01/2022		100	97
4.13%, 09/14/2021	128	136	3.88%, 08/01/2042		100	86
5.38%, 01/13/2042	102	105	3.90%, 02/01/2035		300	273
9.00%, 03/01/2031(a)	315	445	4.50%, 02/01/2065		500	430
Pacific Bell Telephone Co			4.75%, 11/15/2045		500	495
7.13%, 03/15/2026	377	458	Norfolk Southern Corp
Qwest Corp			3.25%, 12/01/2021		251	250
6.75%, 12/01/2021	200	210	3.85%, 01/15/2024		200	204
7.25%, 10/15/2035	200	197	4.80%, 08/15/2043		350	340
Rogers Communications Inc			4.84%, 10/01/2041		100	97
3.00%, 03/15/2023	400	388	7.25%, 02/15/2031		130	165
5.00%, 03/15/2044	500	503	Ryder System Inc
6.80%, 08/15/2018	108	121	2.35%, 02/26/2019		200	198
Telefonica Emisiones SAU			2.45%, 09/03/2019		350	345
3.19%, 04/27/2018	1,000	1,019	Union Pacific Corp
5.13%, 04/27/2020	918	1,002	4.15%, 01/15/2045		350	347
7.05%, 06/20/2036	295	355	4.16%, 07/15/2022		241	261
Verizon Communications Inc			4.75%, 09/15/2041		77	82
1.10%, 11/01/2017	100	99	United Parcel Service Inc
2.45%, 11/01/2022	100	95	1.13%, 10/01/2017		400	400
2.63%, 02/21/2020	1,189	1,193	3.13%, 01/15/2021		1,128	1,173
4.40%, 11/01/2034	500	461	4.88%, 11/15/2040		25	28
4.50%, 09/15/2020	400	430	6.20%, 01/15/2038		23	29
4.60%, 04/01/2021	77	83				$10,257
4.67%, 03/15/2055	350	304	Trucking & Leasing - 0.04%
5.01%, 08/21/2054	700	641	GATX Corp
5.15%, 09/15/2023	1,100	1,209	1.25%, 03/04/2017		500	495
6.25%, 04/01/2037	261	293
6.35%, 04/01/2019	982	1,105

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2015

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	MUNICIPAL BONDS (continued)	Amount (000's) Value (000's)

Trucking & Leasing (continued)			Georgia (continued)
GATX Corp (continued)			Municipal Electric Authority of
4.75%, 06/15/2022	$200	$210	Georgia (continued)
		$705	7.06%, 04/01/2057	$200	$219
			State of Georgia
Water- 0.00%			4.50%, 11/01/2025	175	195
American Water Capital Corp					$594
6.59%, 10/15/2037	5	6
			Illinois - 0.11%
TOTAL BONDS		$664,979	Chicago Transit Authority
	Principal		6.20%, 12/01/2040	70	76
MUNICIPAL BONDS - 0.88%	Amount (000's)	Value (000's)	6.90%, 12/01/2040	200	231
			City of Chicago IL
California - 0.34%			6.31%, 01/01/2044	250	237
Bay Area Toll Authority			City of Chicago IL Waterworks Revenue
6.26%, 04/01/2049	$300	$404	6.74%, 11/01/2040	145	165
6.92%, 04/01/2040	120	158	County of Cook IL
City of Los Angeles Department of Airports			6.23%, 11/15/2034	102	109
6.58%, 05/15/2039	100	128	State of Illinois
City of San Francisco CA Public Utilities			4.95%, 06/01/2023	30	30
Commission Water Revenue			5.10%, 06/01/2033	735	695
6.00%, 11/01/2040	200	244	5.37%, 03/01/2017	100	104
East Bay Municipal Utility District Water			5.88%, 03/01/2019	345	369
System Revenue			7.35%, 07/01/2035	70	76
5.87%, 06/01/2040	60	75			$2,092
Los Angeles Department of Water
6.01%, 07/01/2039	55	67	Kansas - 0.01%
Los Angeles Department of Water & Power			State of Kansas Department of
6.57%, 07/01/2045	150	204	Transportation
Los Angeles Unified School District/CA			4.60%, 09/01/2035	115	124
5.75%, 07/01/2034	80	96
5.76%, 07/01/2029	50	59
			Nevada - 0.00%
6.76%, 07/01/2034	130	171	County of Clark Department of Aviation
Regents of the University of California			6.82%, 07/01/2045	25	34
Medical Center Pooled Revenue			6.88%, 07/01/2042	70	78
6.55%, 05/15/2048	250	322
					$112
Sacramento Municipal Utility District
6.16%, 05/15/2036	120	146	New Jersey - 0.05%
San Diego County Water Authority Financing			New Jersey Economic Development
Corp			Authority (credit support from AGM)
6.14%, 05/01/2049	460	597	0.00%, 02/15/2023(c),(d)	51	37
Santa Clara Valley Transportation Authority			New Jersey Economic Development
5.88%, 04/01/2032	25	30	Authority (credit support from NATL)
State of California			7.43%, 02/15/2029(d)	200	227
6.65%, 03/01/2022	1,275	1,527	New Jersey Transportation Trust Fund
7.30%, 10/01/2039	375	524	Authority
7.60%, 11/01/2040	180	268	5.75%, 12/15/2028	190	198
7.63%, 03/01/2040	280	407	6.56%, 12/15/2040	210	222
7.95%, 03/01/2036	500	593	New Jersey Turnpike Authority
University of California			7.10%, 01/01/2041	147	202
1.80%, 07/01/2019	300	300	Rutgers The State University of New
3.93%, 05/15/2045	200	195	Jersey (credit support from GO OF UNIV)
5.77%, 05/15/2043	200	244	5.67%, 05/01/2040(d)	130	154
		$6,759			$1,040

Connecticut - 0.03%			New York - 0.13%
State of Connecticut			City of New York NY
5.85%, 03/15/2032	525	614	5.52%, 10/01/2037	25	30
			5.85%, 06/01/2040	300	373

District of Columbia - 0.02%			Metropolitan Transportation Authority
District of Columbia Water & Sewer			6.55%, 11/15/2031	180	226
Authority			6.65%, 11/15/2039	100	130
4.81%, 10/01/2114	450	446	6.81%, 11/15/2040	135	179
			New York City Transitional Finance Authority
			Future Tax Secured Revenue
Florida - 0.01%			5.51%, 08/01/2037	250	301
State Board of Administration Finance Corp			New York City Water & Sewer System
2.11%, 07/01/2018	200	201	5.72%, 06/15/2042	270	342
			5.95%, 06/15/2042	125	161

Georgia - 0.03%			New York State Dormitory Authority
Municipal Electric Authority of Georgia			5.60%, 03/15/2040	100	121
6.64%, 04/01/2057	151	180	Port Authority of New York & New Jersey
			4.46%, 10/01/2062	100	95

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2015

	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)

			Federal Home Loan Mortgage Corporation (FHLMC)
			(continued)

New York (continued)			2.50%, 04/01/2028	$149	$152
Port Authority of New York & New
Jersey (continued)			2.50%, 04/01/2028	52	53
4.96%, 08/01/2046	$300	$324
			2.50%, 06/01/2028	380	386

Port Authority of New York & New			2.50%, 06/01/2028	168	171
Jersey (credit support from GO OF AUTH)
6.04%, 12/01/2029(d)	50	60	2.50%, 06/01/2028	916	932
			2.50%, 06/01/2028	175	178
		$2,342
			2.50%, 07/01/2028	616	626
Ohio- 0.02%			2.50%, 10/01/2028	311	317
American Municipal Power Inc			2.50%, 10/01/2028	342	348
6.27%, 02/15/2050	69	80	2.50%, 10/01/2029	853	864
7.50%, 02/15/2050	75	100	2.50%, 12/01/2029	1,050	1,060
Ohio State University/The			2.50%, 09/01/2030	1,173	1,184
4.91%, 06/01/2040	125	140	2.50%, 01/01/2031(e)	3,525	3,556
		$320	2.50%, 02/01/2031(e)	125	126
			2.50%, 06/01/2038(a)	6	7
Texas- 0.11%			2.50%, 02/01/2043	259	249
City of Houston TX Combined Utility System			2.50%, 03/01/2043	200	193
Revenue			2.66%, 01/01/2042(a)	45	47
3.83%, 05/15/2028	250	259	3.00%, 04/01/2021	325	335
City Public Service Board of San Antonio			3.00%, 01/01/2027	356	367
TX			3.00%, 01/15/2027(e)	575	593
5.72%, 02/01/2041	125	154	3.00%, 02/01/2027	314	324
5.81%, 02/01/2041	135	168	3.00%, 02/01/2027	132	136
Dallas Area Rapid Transit			3.00%, 03/01/2027	274	283
5.02%, 12/01/2048	50	58	3.00%, 06/01/2027	213	220
Dallas Convention Center Hotel Development			3.00%, 02/01/2028(e)	225	231
Corp			3.00%, 10/01/2028	780	805
7.09%, 01/01/2042	70	90	3.00%, 07/01/2029	549	567
Dallas County Hospital District			3.00%, 07/01/2029	946	976
5.62%, 08/15/2044	83	102	3.00%, 07/01/2029	792	817
Dallas Independent School District (credit			3.00%, 08/01/2029	415	428
support from PSF-GTD)			3.00%, 09/01/2029	177	183
6.45%, 02/15/2035(d)	50	58
			3.00%, 10/01/2029	246	254
Grand Parkway Transportation Corp			3.00%, 11/01/2029	246	253
5.18%, 10/01/2042	300	353	3.00%, 11/01/2029	425	438
State of Texas			3.00%, 12/01/2029	86	89
4.68%, 04/01/2040	100	112	3.00%, 07/01/2030	501	517
5.52%, 04/01/2039	405	506	3.00%, 09/01/2030	1,177	1,214
Texas Transportation Commission State			3.00%, 11/01/2030	75	77
Highway Fund			3.00%, 11/01/2030	178	183
5.18%, 04/01/2030	125	147	3.00%, 11/01/2030	321	331
		$2,007	3.00%, 02/01/2032	155	159
Utah- 0.02%			3.00%, 04/01/2033	391	401
State of Utah			3.00%, 04/01/2033	395	405
3.54%, 07/01/2025	300	317	3.00%, 06/01/2033	241	247
			3.00%, 09/01/2033	329	337
			3.00%, 09/01/2033	331	339
Washington - 0.00%			3.00%, 01/01/2035	90	92
State of Washington			3.00%, 01/01/2043	741	742
5.09%, 08/01/2033	20	23	3.00%, 01/01/2043	548	548
			3.00%, 01/01/2043(e)	3,500	3,494
Wisconsin - 0.00%			3.00%, 04/01/2043	477	477
State of Wisconsin (credit support from			3.00%, 05/01/2043	498	498
AGM)			3.00%, 06/01/2043	901	901
5.70%, 05/01/2026(d)	50	58	3.00%, 06/01/2043	283	283
			3.00%, 07/01/2043	1,502	1,502
TOTAL MUNICIPAL BONDS		$17,049	3.00%, 07/01/2043	87	87
			3.00%, 07/01/2043	811	811
U.S. GOVERNMENT & GOVERNMENT
	Principal		3.00%, 07/01/2043	782	782
AGENCY OBLIGATIONS - 64.45%	Amount (000's)	Value (000's)
			3.00%, 08/01/2043	2,504	2,505

Federal Home Loan Mortgage Corporation (FHLMC) -			3.00%, 08/01/2043	379	379
7.88%
			3.00%, 08/01/2043	338	338
2.00%, 09/01/2028	$223	$221
			3.00%, 08/01/2043	43	43
2.00%, 08/01/2029	959	951
2.23%, 07/01/2043(a)	215	218	3.00%, 08/01/2043	343	343
2.41%, 10/01/2043(a)	568	578	3.00%, 08/01/2043	472	472
			3.00%, 08/01/2043	173	173
2.50%, 08/01/2027	174	177
			3.00%, 09/01/2043	97	97
2.50%, 08/01/2027	181	184
			3.00%, 09/01/2043	892	892
2.50%, 10/01/2027	335	341
			3.00%, 09/01/2043	437	437
2.50%, 03/01/2028	718	730
			3.00%, 09/01/2043	541	540
			3.00%, 10/01/2043	741	741

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2015

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)		AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)
Federal Home Loan Mortgage Corporation (FHLMC)			Federal Home Loan Mortgage Corporation (FHLMC)
(continued)			(continued)
3.00%, 10/01/2043	$229	$229	3.50%, 08/01/2042	$164	$169
3.00%, 03/01/2045	1,155	1,154	3.50%, 08/01/2042	337	347
3.00%, 04/01/2045	388	388	3.50%, 08/01/2042	817	842
3.00%, 06/01/2045	1,322	1,321	3.50%, 02/01/2043	821	846
3.00%, 07/01/2045	984	983	3.50%, 08/01/2043	66	68
3.00%, 08/01/2045	425	425	3.50%, 02/01/2044	806	831
3.00%, 08/01/2045	348	347	3.50%, 06/01/2044	1,559	1,606
3.00%, 12/01/2045	875	874	3.50%, 08/01/2044	906	933
3.00%, 02/01/2046(e)	75	75	3.50%, 09/01/2044	818	843
3.50%, 01/01/2019	48	51	3.50%, 03/01/2045	1,230	1,268
3.50%, 04/01/2021	329	344	3.50%, 06/01/2045	1,265	1,303
3.50%, 10/01/2023	159	167	3.50%, 07/01/2045	1,275	1,313
3.50%, 10/01/2025	22	23	3.50%, 09/01/2045	1,284	1,323
3.50%, 10/01/2025	15	16	3.50%, 10/01/2045	1,400	1,442
3.50%, 11/01/2025	11	11	4.00%, 05/01/2018	8	8
3.50%, 11/01/2025	50	53	4.00%, 05/01/2018	77	81
3.50%, 11/01/2025	6	7	4.00%, 10/01/2018	59	62
3.50%, 11/01/2025	17	18	4.00%, 04/01/2019	15	15
3.50%, 11/01/2025	38	40	4.00%, 10/01/2020	62	65
3.50%, 12/01/2025	44	46	4.00%, 05/01/2024	57	60
3.50%, 12/01/2025	14	15	4.00%, 05/01/2024	104	110
3.50%, 01/01/2026	30	31	4.00%, 12/01/2024	14	15
3.50%, 01/01/2026	661	693	4.00%, 01/01/2025	34	36
3.50%, 02/01/2026	24	25	4.00%, 02/01/2025	20	21
3.50%, 04/01/2026	64	67	4.00%, 03/01/2025	20	21
3.50%, 05/01/2026	71	74	4.00%, 03/01/2025	28	30
3.50%, 06/01/2026	10	10	4.00%, 04/01/2025	30	32
3.50%, 06/01/2026	16	17	4.00%, 06/01/2025	314	332
3.50%, 07/01/2026	46	49	4.00%, 06/01/2025	45	47
3.50%, 07/01/2026	10	10	4.00%, 06/01/2025	25	26
3.50%, 07/01/2026	61	64	4.00%, 06/01/2025	22	22
3.50%, 08/01/2026	37	39	4.00%, 07/01/2025	9	10
3.50%, 09/01/2026	51	54	4.00%, 07/01/2025	428	448
3.50%, 10/01/2026	31	32	4.00%, 08/01/2025	29	31
3.50%, 01/01/2027	67	70	4.00%, 08/01/2025	20	22
3.50%, 02/01/2027(e)	100	104	4.00%, 09/01/2025	5	6
3.50%, 01/01/2029	413	432	4.00%, 10/01/2025	67	71
3.50%, 06/01/2029	437	457	4.00%, 02/01/2026	32	33
3.50%, 07/01/2029	160	168	4.00%, 05/01/2026	83	88
3.50%, 08/01/2029	97	102	4.00%, 07/01/2026	54	57
3.50%, 09/01/2029	97	101	4.00%, 12/01/2030	78	83
3.50%, 01/01/2030	49	51	4.00%, 08/01/2031	88	94
3.50%, 01/01/2032	222	232	4.00%, 10/01/2031	114	122
3.50%, 02/01/2032	139	145	4.00%, 11/01/2031	35	38
3.50%, 03/01/2032	168	176	4.00%, 12/01/2031	57	61
3.50%, 04/01/2032	159	166	4.00%, 11/01/2033	148	158
3.50%, 08/01/2032	132	139	4.00%, 01/01/2034	240	257
3.50%, 01/01/2034	151	158	4.00%, 07/01/2035	95	101
3.50%, 02/01/2035	275	287	4.00%, 06/01/2039	6	6
3.50%, 07/01/2035	288	301	4.00%, 07/01/2039	52	56
3.50%, 09/01/2035	688	718	4.00%, 09/01/2039	29	31
3.50%, 02/01/2041	64	66	4.00%, 12/01/2039	26	28
3.50%, 10/01/2041	61	63	4.00%, 12/01/2039	39	41
3.50%, 11/01/2041	59	61	4.00%, 01/01/2040	38	40
3.50%, 01/01/2042	133	137	4.00%, 03/01/2040	20	21
3.50%, 01/01/2042(e)	18,050	18,580	4.00%, 09/01/2040	9	10
3.50%, 02/01/2042	761	785	4.00%, 09/01/2040	54	57
3.50%, 02/01/2042	59	61	4.00%, 10/01/2040	44	46
3.50%, 02/01/2042(e)	850	873	4.00%, 10/01/2040	101	107
3.50%, 03/01/2042	18	19	4.00%, 12/01/2040	61	64
3.50%, 03/01/2042	69	71	4.00%, 12/01/2040	127	134
3.50%, 04/01/2042	183	189	4.00%, 12/01/2040	49	51
3.50%, 04/01/2042	169	174	4.00%, 12/01/2040	75	80
3.50%, 04/01/2042	45	46	4.00%, 12/01/2040	72	76
3.50%, 04/01/2042	186	192	4.00%, 02/01/2041	143	151
3.50%, 04/01/2042	157	162	4.00%, 02/01/2041	110	117
3.50%, 06/01/2042	470	484	4.00%, 02/01/2041	484	513
3.50%, 06/01/2042	130	134	4.00%, 04/01/2041	56	59
3.50%, 06/01/2042	127	130	4.00%, 07/01/2041	44	47
3.50%, 07/01/2042	667	688	4.00%, 08/01/2041	42	45
3.50%, 07/01/2042	791	816	4.00%, 08/01/2041	100	106

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2015

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)		AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)
Federal Home Loan Mortgage Corporation (FHLMC)			Federal Home Loan Mortgage Corporation (FHLMC)
(continued)			(continued)
4.00%, 10/01/2041	$63	$67	4.50%, 12/01/2039	$41	$44
4.00%, 10/01/2041	55	58	4.50%, 02/01/2040	107	117
4.00%, 10/01/2041	143	152	4.50%, 02/01/2040	17	18
4.00%, 10/01/2041	133	141	4.50%, 02/01/2040	103	113
4.00%, 10/01/2041	17	18	4.50%, 02/01/2040	74	80
4.00%, 11/01/2041	96	101	4.50%, 04/01/2040	83	90
4.00%, 11/01/2041	145	154	4.50%, 05/01/2040	30	32
4.00%, 11/01/2041	259	274	4.50%, 05/01/2040	94	102
4.00%, 01/01/2042(e)	9,375	9,904	4.50%, 07/01/2040	68	74
4.00%, 03/01/2042	153	162	4.50%, 07/01/2040	76	83
4.00%, 06/01/2042	287	303	4.50%, 08/01/2040	124	135
4.00%, 06/01/2042	232	246	4.50%, 08/01/2040	64	69
4.00%, 02/01/2043(e)	200	211	4.50%, 08/01/2040	32	35
4.00%, 01/01/2044	330	349	4.50%, 08/01/2040	33	35
4.00%, 02/01/2044	411	435	4.50%, 08/01/2040	44	48
4.00%, 02/01/2044	237	251	4.50%, 09/01/2040	19	20
4.00%, 02/01/2044	733	778	4.50%, 09/01/2040	28	31
4.00%, 03/01/2044	200	213	4.50%, 09/01/2040	26	28
4.00%, 04/01/2044	1,170	1,238	4.50%, 10/01/2040	338	365
4.00%, 05/01/2044	232	245	4.50%, 02/01/2041	62	67
4.00%, 05/01/2044	150	159	4.50%, 03/01/2041	534	577
4.00%, 07/01/2044	954	1,009	4.50%, 03/01/2041	93	100
4.00%, 07/01/2044	704	744	4.50%, 03/01/2041	826	896
4.00%, 07/01/2044	174	184	4.50%, 03/01/2041	541	584
4.00%, 10/01/2044	814	861	4.50%, 04/01/2041	67	72
4.00%, 11/01/2044	1,192	1,261	4.50%, 04/01/2041	113	122
4.00%, 12/01/2044	1,827	1,931	4.50%, 05/01/2041	129	139
4.00%, 01/01/2045	370	392	4.50%, 05/01/2041	155	167
4.00%, 04/01/2045	32	34	4.50%, 05/01/2041	42	45
4.00%, 05/01/2045	300	317	4.50%, 06/01/2041	64	69
4.00%, 08/01/2045	979	1,035	4.50%, 06/01/2041	51	55
4.00%, 09/01/2045	900	952	4.50%, 06/01/2041	40	43
4.50%, 05/01/2018	30	31	4.50%, 06/01/2041	71	77
4.50%, 08/01/2018	65	67	4.50%, 07/01/2041	78	84
4.50%, 11/01/2018	15	16	4.50%, 07/01/2041	79	85
4.50%, 04/01/2019	14	14	4.50%, 08/01/2041	59	64
4.50%, 04/01/2023	13	14	4.50%, 09/01/2041	688	742
4.50%, 01/01/2024	16	17	4.50%, 10/01/2041	113	122
4.50%, 01/01/2024	8	8	4.50%, 11/01/2041	594	644
4.50%, 04/01/2024	104	112	4.50%, 03/01/2042	116	126
4.50%, 07/01/2024	19	20	4.50%, 01/01/2043(e)	200	215
4.50%, 09/01/2024	29	32	4.50%, 09/01/2043	423	457
4.50%, 09/01/2024	25	27	4.50%, 09/01/2043	79	86
4.50%, 11/01/2024	173	185	4.50%, 10/01/2043	33	35
4.50%, 04/01/2025	26	28	4.50%, 11/01/2043	193	209
4.50%, 05/01/2025	24	26	4.50%, 11/01/2043	98	106
4.50%, 07/01/2025	32	34	4.50%, 11/01/2043	31	33
4.50%, 09/01/2026	248	263	4.50%, 11/01/2043	158	170
4.50%, 02/01/2030	28	30	4.50%, 11/01/2043	281	303
4.50%, 08/01/2030	21	23	4.50%, 01/01/2044	353	381
4.50%, 05/01/2031	26	29	4.50%, 01/01/2044	385	415
4.50%, 06/01/2031	180	195	4.50%, 03/01/2044	164	177
4.50%, 05/01/2034	1	1	4.50%, 03/01/2044	448	483
4.50%, 08/01/2035	155	168	4.50%, 05/01/2044	667	720
4.50%, 08/01/2035	84	90	4.50%, 07/01/2044	263	284
4.50%, 08/01/2036	25	27	4.50%, 07/01/2044	160	173
4.50%, 02/01/2039	2	3	4.50%, 09/01/2044	253	273
4.50%, 02/01/2039	67	72	5.00%, 05/01/2018	4	4
4.50%, 03/01/2039	44	48	5.00%, 08/01/2018	9	9
4.50%, 04/01/2039	95	102	5.00%, 10/01/2018	19	20
4.50%, 05/01/2039	274	295	5.00%, 04/01/2019	7	8
4.50%, 06/01/2039	289	312	5.00%, 12/01/2019	21	22
4.50%, 06/01/2039	57	61	5.00%, 12/01/2021	44	46
4.50%, 09/01/2039	464	501	5.00%, 02/01/2022	9	10
4.50%, 10/01/2039	200	216	5.00%, 09/01/2022	11	11
4.50%, 10/01/2039	107	118	5.00%, 06/01/2023	8	8
4.50%, 11/01/2039	86	93	5.00%, 06/01/2023	201	217
4.50%, 11/01/2039	58	63	5.00%, 09/01/2023	387	422
4.50%, 11/01/2039	29	31	5.00%, 12/01/2023	88	95
4.50%, 11/01/2039	77	83	5.00%, 04/01/2024	69	75
4.50%, 12/01/2039	127	140	5.00%, 07/01/2024	11	12

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2015

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)		AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)
Federal Home Loan Mortgage Corporation (FHLMC)			Federal Home Loan Mortgage Corporation (FHLMC)
(continued)			(continued)
5.00%, 06/01/2025	$11	$12	5.50%, 01/01/2018	$8	$8
5.00%, 06/01/2026	78	83	5.50%, 01/01/2022	9	10
5.00%, 08/01/2026	120	131	5.50%, 04/01/2023	31	34
5.00%, 12/01/2027	58	63	5.50%, 01/01/2028	162	179
5.00%, 03/01/2028	300	327	5.50%, 12/01/2032	55	61
5.00%, 02/01/2030	12	14	5.50%, 03/01/2033	5	5
5.00%, 03/01/2030	9	10	5.50%, 12/01/2033	3	3
5.00%, 07/01/2031	389	424	5.50%, 01/01/2034	97	108
5.00%, 08/01/2033	67	74	5.50%, 01/01/2034	19	21
5.00%, 08/01/2033	8	9	5.50%, 02/01/2034	234	259
5.00%, 09/01/2033	11	12	5.50%, 03/01/2034	39	43
5.00%, 09/01/2033	25	28	5.50%, 10/01/2034	2	2
5.00%, 03/01/2034	15	17	5.50%, 10/01/2034	14	15
5.00%, 04/01/2034	31	34	5.50%, 02/01/2035	33	37
5.00%, 04/01/2034	150	164	5.50%, 03/01/2035	23	26
5.00%, 05/01/2034	47	52	5.50%, 05/01/2035	28	31
5.00%, 05/01/2035	54	60	5.50%, 11/01/2035	37	41
5.00%, 06/01/2035	273	301	5.50%, 04/01/2036	461	509
5.00%, 08/01/2035	8	8	5.50%, 05/01/2036	10	11
5.00%, 08/01/2035	17	19	5.50%, 05/01/2036	40	44
5.00%, 09/01/2035	49	54	5.50%, 07/01/2036	143	159
5.00%, 09/01/2035	19	21	5.50%, 07/01/2036	37	41
5.00%, 10/01/2035	23	25	5.50%, 11/01/2036	16	18
5.00%, 11/01/2035	85	94	5.50%, 12/01/2036	1	1
5.00%, 12/01/2035	80	87	5.50%, 12/01/2036	6	7
5.00%, 12/01/2035	50	55	5.50%, 12/01/2036	242	268
5.00%, 04/01/2036	3	3	5.50%, 12/01/2036	287	319
5.00%, 06/01/2036	9	10	5.50%, 01/01/2037	254	283
5.00%, 08/01/2036	40	44	5.50%, 02/01/2037	1	1
5.00%, 01/01/2037	92	101	5.50%, 02/01/2037	132	146
5.00%, 01/01/2038	419	457	5.50%, 07/01/2037	17	19
5.00%, 02/01/2038	22	24	5.50%, 07/01/2037	3	3
5.00%, 02/01/2038	230	251	5.50%, 09/01/2037	10	11
5.00%, 03/01/2038	3	3	5.50%, 11/01/2037	13	14
5.00%, 06/01/2038	9	10	5.50%, 01/01/2038	10	11
5.00%, 09/01/2038	16	18	5.50%, 01/01/2038	59	65
5.00%, 09/01/2038	3	3	5.50%, 04/01/2038	37	41
5.00%, 11/01/2038	505	550	5.50%, 04/01/2038	2	2
5.00%, 11/01/2038	30	32	5.50%, 04/01/2038	6	6
5.00%, 12/01/2038	463	506	5.50%, 05/01/2038	7	7
5.00%, 01/01/2039	490	535	5.50%, 05/01/2038	11	13
5.00%, 01/01/2039	45	49	5.50%, 06/01/2038	13	14
5.00%, 02/01/2039	26	29	5.50%, 06/01/2038	2	2
5.00%, 03/01/2039	41	46	5.50%, 06/01/2038	136	151
5.00%, 06/01/2039	11	12	5.50%, 07/01/2038	4	5
5.00%, 07/01/2039	42	46	5.50%, 07/01/2038	6	7
5.00%, 09/01/2039	90	99	5.50%, 07/01/2038	30	33
5.00%, 09/01/2039	718	784	5.50%, 08/01/2038	43	48
5.00%, 10/01/2039	59	65	5.50%, 09/01/2038	11	13
5.00%, 01/01/2040	116	128	5.50%, 09/01/2038	201	224
5.00%, 01/01/2040	469	515	5.50%, 10/01/2038	160	176
5.00%, 03/01/2040	19	20	5.50%, 10/01/2038	7	8
5.00%, 07/01/2040	66	72	5.50%, 11/01/2038	2	2
5.00%, 07/01/2040	69	76	5.50%, 11/01/2038	7	8
5.00%, 08/01/2040	191	210	5.50%, 12/01/2038	154	172
5.00%, 08/01/2040	53	58	5.50%, 01/01/2039	22	25
5.00%, 09/01/2040	158	172	5.50%, 02/01/2039	262	289
5.00%, 02/01/2041	911	999	5.50%, 03/01/2039	442	491
5.00%, 04/01/2041	47	51	5.50%, 04/01/2039	26	29
5.00%, 04/01/2041	277	304	5.50%, 09/01/2039	56	62
5.00%, 05/01/2041	12	13	5.50%, 12/01/2039	46	51
5.00%, 06/01/2041	221	242	5.50%, 01/01/2040	45	50
5.00%, 07/01/2041	68	74	5.50%, 03/01/2040	7	7
5.00%, 09/01/2041	85	93	5.50%, 06/01/2040	58	65
5.00%, 10/01/2041	185	203	5.50%, 06/01/2041	58	65
5.00%, 10/01/2041	97	107	5.50%, 06/01/2041	588	654
5.00%, 11/01/2041	279	305	6.00%, 05/01/2021	1	1
5.00%, 02/01/2043(e)	1,000	1,091	6.00%, 11/01/2022	8	8
5.50%, 10/01/2016	1	1	6.00%, 02/01/2027	21	24
5.50%, 02/01/2017	3	3	6.00%, 07/01/2029	5	5
5.50%, 01/01/2018	2	2	6.00%, 07/01/2029	1	1

See accompanying notes.

Schedule of Investments

Bond Market Index Account

December 31, 2015

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)		AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)

Federal Home Loan Mortgage Corporation (FHLMC)			Federal National Mortgage Association (FNMA) (continued)
(continued)
			2.50%, 08/01/2028	$334	$337
6.00%, 02/01/2031	$4	$4
			2.50%, 08/01/2028	174	176
6.00%, 12/01/2031	4	4
			2.50%, 08/01/2028	22	22
6.00%, 01/01/2032	31	35
			2.50%, 08/01/2028	383	388
6.00%, 11/01/2033	51	58
			2.50%, 09/01/2028	159	161
6.00%, 06/01/2034	48	54
			2.50%, 09/01/2028	443	449
6.00%, 08/01/2034	6	7
			2.50%, 10/01/2028	485	491
6.00%, 05/01/2036	26	29
			2.50%, 05/01/2029	84	85
6.00%, 06/01/2036	51	58
			2.50%, 06/01/2029	783	792
6.00%, 11/01/2036	45	51
			2.50%, 07/01/2029	507	512
6.00%, 12/01/2036	237	269
			2.50%, 07/01/2029	297	300
6.00%, 02/01/2037	4	4
			2.50%, 07/01/2029	404	408
6.00%, 03/01/2037	2	2
			2.50%, 09/01/2029	81	82
6.00%, 05/01/2037	3	3
			2.50%, 09/01/2029	520	526
6.00%, 10/01/2037	21	24
			2.50%, 12/01/2029	134	135
6.00%, 11/01/2037	26	29
			2.50%, 12/01/2029	475	479
6.00%, 12/01/2037	5	5
			2.50%, 12/01/2029	91	92
6.00%, 12/01/2037	107	121
			2.50%, 01/01/2030	396	399
6.00%, 01/01/2038	23	26
			2.50%, 02/01/2030	174	175
6.00%, 01/01/2038	25	28
			2.50%, 04/01/2030	24	25
6.00%, 01/01/2038	7	7

6.00%, 01/01/2038(a)	7	8	2.50%, 05/01/2030	1,232	1,243
			2.50%, 06/01/2030	171	173
6.00%, 01/01/2038	19	22
			2.50%, 06/01/2030	682	689
6.00%, 01/01/2038	82	92
			2.50%, 06/01/2030	121	122
6.00%, 04/01/2038	160	181
			2.50%, 08/01/2030	295	297
6.00%, 05/01/2038	32	37
			2.50%, 08/01/2030	1,152	1,162
6.00%, 07/01/2038	10	11
			2.50%, 12/01/2030	1,400	1,413

6.00%, 07/01/2038	20	22	2.50%, 01/01/2031(e)	2,500	2,520

6.00%, 08/01/2038	9	10	2.50%, 02/01/2031(e)	125	126
6.00%, 09/01/2038	15	17
			2.50%, 11/01/2032	80	79
6.00%, 09/01/2038	10	11
			2.50%, 07/01/2033	164	163
6.00%, 12/01/2039	5	5
			2.50%, 01/01/2043	784	758
6.50%, 06/01/2017	2	2
			2.50%, 07/01/2043	69	66
6.50%, 04/01/2028	1	1
			2.50%, 08/01/2043	191	185
6.50%, 03/01/2029	1	2
			2.51%, 07/01/2041	43	46

6.50%, 05/01/2031	4	5	2.57%, 02/01/2042(a)	87	92

6.50%, 06/01/2031	1	1	2.67%, 12/01/2043(a)	99	102

6.50%, 10/01/2031	1	1	2.70%, 11/01/2043(a)	251	258

6.50%, 05/01/2032	1	1	2.82%, 01/01/2042(a)	92	95

6.50%, 04/01/2035	2	2	2.86%, 02/01/2042(a)	55	57

6.50%, 09/01/2036	12	14	2.94%, 05/01/2042(a)	376	386
6.50%, 10/01/2037	26	30
			3.00%, 09/01/2026	87	91
6.50%, 11/01/2037	14	16
			3.00%, 11/01/2026	110	114
6.50%, 12/01/2037	1	2
			3.00%, 11/01/2026	313	324
6.50%, 02/01/2038	3	4
			3.00%, 01/01/2027	81	84
6.50%, 09/01/2038	14	16
			3.00%, 02/01/2027	74	76

6.50%, 10/01/2038	5	6	3.00%, 02/01/2027(e)	400	411
6.50%, 01/01/2039	7	8
			3.00%, 04/01/2027	130	135
6.50%, 09/01/2039	22	25
			3.00%, 04/01/2027	122	126
7.00%, 10/01/2029	1	1
			3.00%, 07/01/2027	363	376
7.00%, 09/01/2031	6	7
			3.00%, 08/01/2027	394	408
7.00%, 09/01/2038	6	7
			3.00%, 10/01/2027	340	352

7.50%, 07/01/2029	23	28	3.00%, 01/01/2028(e)	1,200	1,236
7.50%, 10/01/2030	2	2
			3.00%, 10/01/2028	634	655

		$152,741	3.00%, 11/01/2028	416	430

Federal National Mortgage Association (FNMA) - 12.84%			3.00%, 12/01/2028	68	70

2.00%, 08/01/2028	208	206	3.00%, 12/01/2028	47	49

2.00%, 09/01/2028	310	308	3.00%, 02/01/2029	336	346

2.00%, 11/01/2028	60	60	3.00%, 03/01/2029	577	596

2.00%, 01/01/2029	22	22	3.00%, 03/01/2029	278	287

2.00%, 05/01/2029	845	838	3.00%, 04/01/2029	406	419

2.00%, 05/01/2030	581	571	3.00%, 04/01/2029	80	83

2.16%, 05/01/2043(a)	377	383	3.00%, 05/01/2029	155	160

2.46%, 06/01/2040(a)	19	21	3.00%, 05/01/2029	280	289

2.50%, 12/01/2027	20	20	3.00%, 05/01/2029	88	91

2.50%, 01/01/2028	331	336	3.00%, 06/01/2029	187	193

2.50%, 02/01/2028	82	83	3.00%, 07/01/2029	197	203

2.50%, 06/01/2028	523	530	3.00%, 07/01/2029	19	20

2.50%, 06/01/2028	21	21	3.00%, 08/01/2029	37	38

2.50%, 07/01/2028	380	385	3.00%, 08/01/2029	445	458

			3.00%, 08/01/2029	373	385

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2015

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)		AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)

Federal National Mortgage Association (FNMA) (continued)			Federal National Mortgage Association (FNMA) (continued)
3.00%, 08/01/2029	$370	$381	3.00%, 06/01/2045	$38	$38
3.00%, 10/01/2029	255	263	3.00%, 09/01/2045	200	200
3.00%, 10/01/2029	361	372	3.00%, 09/01/2045	224	224
3.00%, 10/01/2029	224	231	3.00%, 10/01/2045	908	909
3.00%, 11/01/2029	160	165	3.00%, 12/01/2045	135	135
3.00%, 01/01/2030	1,050	1,083	3.00%, 12/01/2045	1,065	1,066
3.00%, 01/01/2030	1,159	1,195	3.00%, 01/01/2046(e)	11,650	11,650
3.00%, 06/01/2030	595	613	3.00%, 02/01/2046(e)	175	175
3.00%, 08/01/2030	495	510	3.04%, 12/01/2041(a)	47	49
3.00%, 09/01/2030	225	232	3.15%, 12/01/2040(a)	27	29
3.00%, 09/01/2030	1,175	1,211	3.44%, 05/01/2041(a)	29	30
3.00%, 08/01/2032	527	541	3.50%, 04/01/2022	265	278
3.00%, 10/01/2032	562	577	3.50%, 08/01/2025	28	30
3.00%, 08/01/2033	1,296	1,330	3.50%, 10/01/2025	22	23
3.00%, 12/01/2033	577	593	3.50%, 11/01/2025	26	28
3.00%, 10/01/2034	163	167	3.50%, 12/01/2025	29	31
3.00%, 11/01/2034	171	175	3.50%, 12/01/2025	151	159
3.00%, 02/01/2035	457	466	3.50%, 12/01/2025	48	50
3.00%, 04/01/2035	190	193	3.50%, 01/01/2026	34	36
3.00%, 06/01/2035	387	394	3.50%, 01/01/2026	91	96
3.00%, 07/01/2035	146	149	3.50%, 01/01/2026	736	772
3.00%, 04/01/2042	344	346	3.50%, 02/01/2026	236	248
3.00%, 09/01/2042	174	174	3.50%, 03/01/2026	678	711
3.00%, 12/01/2042	181	181	3.50%, 03/01/2026	10	10
3.00%, 02/01/2043	760	762	3.50%, 05/01/2026	14	15
3.00%, 02/01/2043	743	748	3.50%, 06/01/2026	73	76
3.00%, 04/01/2043	647	649	3.50%, 07/01/2026	11	12
3.00%, 04/01/2043	755	757	3.50%, 08/01/2026	109	114
3.00%, 04/01/2043	1,682	1,685	3.50%, 08/01/2026	9	10
3.00%, 04/01/2043	425	426	3.50%, 09/01/2026	456	479
3.00%, 04/01/2043	583	585	3.50%, 10/01/2026	37	39
3.00%, 04/01/2043	472	474	3.50%, 12/01/2026	512	537
3.00%, 04/01/2043	590	591	3.50%, 12/01/2026	141	147
3.00%, 04/01/2043	760	761	3.50%, 01/01/2027	86	90
3.00%, 05/01/2043	573	574	3.50%, 01/01/2027	151	158
3.00%, 05/01/2043	480	481	3.50%, 02/01/2027	332	349
3.00%, 05/01/2043	857	859	3.50%, 02/01/2027(e)	325	340
3.00%, 05/01/2043	94	94	3.50%, 11/01/2028	477	500
3.00%, 06/01/2043	789	790	3.50%, 12/01/2028	23	24
3.00%, 06/01/2043	583	584	3.50%, 12/01/2028	262	274
3.00%, 06/01/2043	29	29	3.50%, 01/01/2029	279	292
3.00%, 06/01/2043	38	39	3.50%, 03/01/2029	27	28
3.00%, 06/01/2043	776	778	3.50%, 03/01/2029	450	472
3.00%, 07/01/2043	263	264	3.50%, 04/01/2030	205	215
3.00%, 07/01/2043	624	625	3.50%, 01/01/2031	17	18
3.00%, 07/01/2043	404	405	3.50%, 01/01/2031(e)	100	105
3.00%, 07/01/2043	433	434	3.50%, 04/01/2031	34	36
3.00%, 07/01/2043	51	51	3.50%, 04/01/2032	144	150
3.00%, 07/01/2043	247	247	3.50%, 05/01/2032	312	326
3.00%, 08/01/2043	270	271	3.50%, 06/01/2032	515	538
3.00%, 08/01/2043	909	911	3.50%, 07/01/2032	199	208
3.00%, 08/01/2043	408	409	3.50%, 09/01/2032	310	324
3.00%, 08/01/2043	105	105	3.50%, 09/01/2033	148	155
3.00%, 08/01/2043	1,302	1,305	3.50%, 10/01/2033	302	316
3.00%, 08/01/2043	381	382	3.50%, 11/01/2033	304	318
3.00%, 08/01/2043	647	648	3.50%, 01/01/2034	227	237
3.00%, 08/01/2043	175	175	3.50%, 06/01/2034	425	444
3.00%, 09/01/2043	445	446	3.50%, 08/01/2034	116	121
3.00%, 09/01/2043	22	22	3.50%, 11/01/2034	255	266
3.00%, 09/01/2043	31	31	3.50%, 10/01/2040	15	15
3.00%, 09/01/2043	22	22	3.50%, 11/01/2040	57	59
3.00%, 09/01/2043	1,066	1,068	3.50%, 12/01/2040	63	65
3.00%, 10/01/2043	248	248	3.50%, 01/01/2041	43	44
3.00%, 11/01/2043	262	263	3.50%, 02/01/2041	28	29
3.00%, 11/01/2043	164	165	3.50%, 02/01/2041	25	26
3.00%, 11/01/2043	170	171	3.50%, 03/01/2041	97	101
3.00%, 01/01/2044	186	186	3.50%, 03/01/2041	147	152
3.00%, 01/01/2045	1,188	1,189	3.50%, 10/01/2041	262	271
3.00%, 01/01/2045	41	41	3.50%, 12/01/2041	819	848
3.00%, 05/01/2045	1,262	1,263	3.50%, 12/01/2041	773	799
3.00%, 06/01/2045	99	100	3.50%, 12/01/2041	266	275

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2015

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)		AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)

Federal National Mortgage Association (FNMA) (continued)			Federal National Mortgage Association (FNMA) (continued)
3.50%, 01/01/2042	$148	$153	4.00%, 03/01/2025	$31	$33
3.50%, 01/01/2042	280	290	4.00%, 04/01/2025	157	166
3.50%, 01/01/2042	144	149	4.00%, 04/01/2025	10	11
3.50%, 02/01/2042	63	66	4.00%, 05/01/2025	28	29
3.50%, 02/01/2042	33	34	4.00%, 05/01/2025	30	31
3.50%, 03/01/2042	157	162	4.00%, 05/01/2025	9	9
3.50%, 03/01/2042	564	583	4.00%, 05/01/2025	6	6
3.50%, 03/01/2042	318	329	4.00%, 05/01/2025	31	33
3.50%, 03/01/2042	86	89	4.00%, 06/01/2025	26	27
3.50%, 03/01/2042	68	70	4.00%, 06/01/2025	9	10
3.50%, 03/01/2042	184	190	4.00%, 07/01/2025	44	46
3.50%, 04/01/2042	145	150	4.00%, 08/01/2025	31	32
3.50%, 04/01/2042	152	157	4.00%, 09/01/2025	33	35
3.50%, 04/01/2042	111	114	4.00%, 11/01/2025	42	45
3.50%, 04/01/2042	124	128	4.00%, 12/01/2025	53	57
3.50%, 05/01/2042	182	188	4.00%, 01/01/2026	124	131
3.50%, 07/01/2042	198	205	4.00%, 01/01/2026	25	26
3.50%, 07/01/2042	351	363	4.00%, 01/01/2026	218	227
3.50%, 08/01/2042	248	256	4.00%, 03/01/2026	6	6
3.50%, 09/01/2042	195	202	4.00%, 03/01/2026	124	131
3.50%, 09/01/2042	94	97	4.00%, 03/01/2026	70	74
3.50%, 10/01/2042	25	26	4.00%, 05/01/2026	38	40
3.50%, 10/01/2042	701	725	4.00%, 06/01/2026	37	40
3.50%, 01/01/2043(e)	31,725	32,731	4.00%, 07/01/2026	38	41
3.50%, 02/01/2043(e)	975	1,004	4.00%, 08/01/2026	169	179
3.50%, 04/01/2043	325	336	4.00%, 09/01/2026	79	84
3.50%, 04/01/2043	169	175	4.00%, 04/01/2029	10	11
3.50%, 05/01/2043	845	875	4.00%, 10/01/2030	29	31
3.50%, 05/01/2043	443	458	4.00%, 12/01/2030	243	259
3.50%, 05/01/2043	1,037	1,072	4.00%, 02/01/2031	82	88
3.50%, 06/01/2043	866	897	4.00%, 07/01/2031	52	56
3.50%, 06/01/2043	505	522	4.00%, 10/01/2031	203	217
3.50%, 07/01/2043	480	497	4.00%, 11/01/2031	48	51
3.50%, 08/01/2043	254	262	4.00%, 12/01/2031	40	42
3.50%, 09/01/2043	330	341	4.00%, 01/01/2032	60	65
3.50%, 09/01/2043	897	926	4.00%, 09/01/2033	423	453
3.50%, 12/01/2043	270	279	4.00%, 03/01/2039	15	16
3.50%, 01/01/2044	83	86	4.00%, 08/01/2039	9	9
3.50%, 02/01/2044	780	806	4.00%, 08/01/2039	53	56
3.50%, 02/01/2044	415	428	4.00%, 10/01/2039	533	566
3.50%, 04/01/2044	82	84	4.00%, 10/01/2039	19	20
3.50%, 10/01/2044	35	37	4.00%, 11/01/2039	57	60
3.50%, 10/01/2044	436	450	4.00%, 12/01/2039	17	18
3.50%, 10/01/2044	1,225	1,265	4.00%, 02/01/2040	59	62
3.50%, 10/01/2044	273	282	4.00%, 05/01/2040	6	7
3.50%, 11/01/2044	1,219	1,259	4.00%, 05/01/2040	46	49
3.50%, 12/01/2044	1,079	1,114	4.00%, 08/01/2040	32	34
3.50%, 12/01/2044	1,079	1,115	4.00%, 10/01/2040	58	62
3.50%, 04/01/2045	1,264	1,305	4.00%, 10/01/2040	54	58
3.50%, 05/01/2045	400	413	4.00%, 10/01/2040	19	20
3.50%, 07/01/2045	1,000	1,032	4.00%, 10/01/2040	32	34
3.50%, 08/01/2045	1,272	1,313	4.00%, 10/01/2040	17	18
3.51%, 02/01/2041(a)	36	38	4.00%, 10/01/2040	105	112
3.55%, 01/01/2040(a)	33	34	4.00%, 10/01/2040	36	38
3.58%, 08/01/2040(a)	20	21	4.00%, 11/01/2040	27	28
3.62%, 05/01/2041(a)	27	29	4.00%, 12/01/2040	29	30
4.00%, 08/01/2018	290	302	4.00%, 12/01/2040	115	123
4.00%, 09/01/2018	113	118	4.00%, 12/01/2040	68	72
4.00%, 09/01/2018	48	50	4.00%, 12/01/2040	105	111
4.00%, 09/01/2018	25	26	4.00%, 12/01/2040	79	84
4.00%, 05/01/2019	121	126	4.00%, 01/01/2041	83	88
4.00%, 07/01/2019	17	18	4.00%, 01/01/2041	721	765
4.00%, 03/01/2024	104	110	4.00%, 01/01/2041	51	54
4.00%, 05/01/2024	24	25	4.00%, 01/01/2041	130	137
4.00%, 05/01/2024	18	19	4.00%, 02/01/2041	121	128
4.00%, 06/01/2024	39	41	4.00%, 02/01/2041	81	86
4.00%, 07/01/2024	36	38	4.00%, 02/01/2041	209	221
4.00%, 09/01/2024	17	18	4.00%, 02/01/2041	64	68
4.00%, 10/01/2024	138	145	4.00%, 02/01/2041	115	122
4.00%, 11/01/2024	8	9	4.00%, 02/01/2041	606	643
4.00%, 01/01/2025	27	29	4.00%, 03/01/2041	544	577

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2015

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)		AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)

Federal National Mortgage Association (FNMA) (continued)			Federal National Mortgage Association (FNMA) (continued)
4.00%, 03/01/2041	$54	$58	4.50%, 02/01/2025	$52	$56
4.00%, 03/01/2041	119	126	4.50%, 02/01/2025	33	34
4.00%, 04/01/2041	12	13	4.50%, 04/01/2025	5	6
4.00%, 09/01/2041	268	285	4.50%, 05/01/2025	42	45
4.00%, 09/01/2041	196	207	4.50%, 04/01/2026	63	68
4.00%, 09/01/2041	32	34	4.50%, 07/01/2029	5	5
4.00%, 10/01/2041	216	229	4.50%, 02/01/2030	26	28
4.00%, 10/01/2041	19	20	4.50%, 04/01/2030	9	10
4.00%, 10/01/2041	104	111	4.50%, 08/01/2030	178	193
4.00%, 11/01/2041	118	126	4.50%, 09/01/2030	145	157
4.00%, 11/01/2041	168	179	4.50%, 01/01/2031	30	33
4.00%, 11/01/2041	38	40	4.50%, 04/01/2031	17	19
4.00%, 11/01/2041	91	96	4.50%, 05/01/2031	27	29
4.00%, 12/01/2041	109	115	4.50%, 07/01/2031	107	116
4.00%, 12/01/2041	160	170	4.50%, 08/01/2031	55	60
4.00%, 12/01/2041	106	112	4.50%, 08/01/2033	31	33
4.00%, 12/01/2041	302	320	4.50%, 08/01/2033	2	2
4.00%, 12/01/2041	111	118	4.50%, 11/01/2033	70	76
4.00%, 01/01/2042	36	39	4.50%, 02/01/2035	228	247
4.00%, 01/01/2042	116	124	4.50%, 12/01/2035	195	213
4.00%, 01/01/2042	140	148	4.50%, 01/01/2036	3	3
4.00%, 02/01/2042	80	85	4.50%, 03/01/2036	8	9
4.00%, 05/01/2042	738	783	4.50%, 04/01/2038	79	85
4.00%, 02/01/2043	120	127	4.50%, 06/01/2038	40	43
4.00%, 02/01/2043	286	303	4.50%, 01/01/2039	9	10
4.00%, 08/01/2043	229	242	4.50%, 02/01/2039	21	23
4.00%, 09/01/2043	166	176	4.50%, 04/01/2039	72	79
4.00%, 12/01/2043	334	353	4.50%, 04/01/2039	87	96
4.00%, 01/01/2044	835	887	4.50%, 04/01/2039	16	17
4.00%, 02/01/2044	79	83	4.50%, 06/01/2039	88	96
4.00%, 06/01/2044	845	898	4.50%, 06/01/2039	112	123
4.00%, 06/01/2044	614	650	4.50%, 06/01/2039	23	25
4.00%, 06/01/2044	169	179	4.50%, 06/01/2039	40	44
4.00%, 07/01/2044	860	910	4.50%, 07/01/2039	45	49
4.00%, 09/01/2044	428	453	4.50%, 07/01/2039	69	75
4.00%, 10/01/2044	363	384	4.50%, 07/01/2039	89	97
4.00%, 11/01/2044	184	195	4.50%, 08/01/2039	47	51
4.00%, 11/01/2044	245	259	4.50%, 09/01/2039	44	47
4.00%, 11/01/2044	522	553	4.50%, 10/01/2039	82	89
4.00%, 12/01/2044	182	193	4.50%, 10/01/2039	24	26
4.00%, 12/01/2044	712	753	4.50%, 10/01/2039	129	140
4.00%, 12/01/2044	168	178	4.50%, 12/01/2039	92	100
4.00%, 12/01/2044	895	947	4.50%, 12/01/2039	28	30
4.00%, 12/01/2044	123	130	4.50%, 12/01/2039	135	148
4.00%, 01/01/2045	454	480	4.50%, 12/01/2039	56	62
4.00%, 01/01/2045	21	22	4.50%, 12/01/2039	35	38
4.00%, 01/01/2045	72	77	4.50%, 01/01/2040	161	174
4.00%, 01/01/2045	64	67	4.50%, 01/01/2040	111	122
4.00%, 02/01/2045	409	432	4.50%, 02/01/2040	47	51
4.00%, 02/01/2045	472	499	4.50%, 02/01/2040	82	90
4.00%, 08/01/2045	28	29	4.50%, 03/01/2040	53	57
4.00%, 01/01/2046(e)	26,100	27,618	4.50%, 04/01/2040	86	93
4.00%, 02/01/2046(e)	175	185	4.50%, 05/01/2040	136	147
4.24%, 01/01/2036(a)	5	5	4.50%, 05/01/2040	209	228
4.50%, 02/01/2018	17	17	4.50%, 05/01/2040	55	60
4.50%, 05/01/2018	261	270	4.50%, 05/01/2040	48	52
4.50%, 08/01/2018	186	192	4.50%, 06/01/2040	39	43
4.50%, 09/01/2018	242	250	4.50%, 07/01/2040	48	53
4.50%, 12/01/2018	174	180	4.50%, 07/01/2040	3	3
4.50%, 01/01/2019	1	2	4.50%, 08/01/2040	227	245
4.50%, 03/01/2019	85	88	4.50%, 08/01/2040	386	417
4.50%, 05/01/2019	38	39	4.50%, 08/01/2040	66	72
4.50%, 01/01/2020	227	235	4.50%, 08/01/2040	118	127
4.50%, 09/01/2020	6	7	4.50%, 09/01/2040	29	32
4.50%, 05/01/2022	19	20	4.50%, 09/01/2040	35	38
4.50%, 02/01/2024	6	6	4.50%, 09/01/2040	45	49
4.50%, 04/01/2024	3	3	4.50%, 10/01/2040	170	184
4.50%, 04/01/2024	2	2	4.50%, 12/01/2040	33	36
4.50%, 11/01/2024	15	16	4.50%, 12/01/2040	668	722
4.50%, 12/01/2024	21	22	4.50%, 03/01/2041	66	72
4.50%, 12/01/2024	39	42	4.50%, 03/01/2041	75	81

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2015

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)		AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)

Federal National Mortgage Association (FNMA) (continued)			Federal National Mortgage Association (FNMA) (continued)
4.50%, 03/01/2041	$239	$258	5.00%, 10/01/2026	$287	$317
4.50%, 03/01/2041	49	53	5.00%, 04/01/2029	19	21
4.50%, 04/01/2041	58	62	5.00%, 09/01/2029	448	493
4.50%, 05/01/2041	249	270	5.00%, 03/01/2030	36	39
4.50%, 05/01/2041	77	83	5.00%, 08/01/2030	43	47
4.50%, 05/01/2041	134	145	5.00%, 05/01/2033	21	23
4.50%, 06/01/2041	70	76	5.00%, 05/01/2033	14	16
4.50%, 06/01/2041	235	254	5.00%, 07/01/2033	104	115
4.50%, 06/01/2041	168	182	5.00%, 08/01/2033	5	6
4.50%, 06/01/2041	139	150	5.00%, 09/01/2033	46	51
4.50%, 06/01/2041	45	49	5.00%, 09/01/2033	149	163
4.50%, 07/01/2041	60	65	5.00%, 11/01/2033	62	68
4.50%, 07/01/2041	85	92	5.00%, 02/01/2034	8	8
4.50%, 07/01/2041	55	59	5.00%, 03/01/2034	10	11
4.50%, 08/01/2041	87	94	5.00%, 05/01/2034	79	88
4.50%, 09/01/2041	416	450	5.00%, 02/01/2035	75	84
4.50%, 09/01/2041	120	130	5.00%, 03/01/2035	10	11
4.50%, 09/01/2041	87	94	5.00%, 04/01/2035	11	12
4.50%, 10/01/2041	89	97	5.00%, 06/01/2035	140	155
4.50%, 11/01/2041	93	101	5.00%, 07/01/2035	288	317
4.50%, 11/01/2041	83	89	5.00%, 07/01/2035	18	19
4.50%, 11/01/2041	87	94	5.00%, 07/01/2035	6	7
4.50%, 11/01/2041	109	118	5.00%, 07/01/2035	65	72
4.50%, 12/01/2041	111	120	5.00%, 07/01/2035	176	195
4.50%, 01/01/2042(e)	500	540	5.00%, 09/01/2035	11	12
4.50%, 04/01/2042	40	43	5.00%, 10/01/2035	31	35
4.50%, 09/01/2042	191	207	5.00%, 01/01/2036	61	67
4.50%, 09/01/2043	458	497	5.00%, 03/01/2036	38	42
4.50%, 09/01/2043	329	355	5.00%, 03/01/2036	60	66
4.50%, 09/01/2043	802	866	5.00%, 04/01/2036	3	3
4.50%, 10/01/2043	974	1,052	5.00%, 05/01/2036	1	1
4.50%, 11/01/2043	25	28	5.00%, 06/01/2036	92	101
4.50%, 12/01/2043	263	285	5.00%, 07/01/2036	77	85
4.50%, 12/01/2043	34	37	5.00%, 04/01/2037	826	910
4.50%, 01/01/2044	1,146	1,238	5.00%, 07/01/2037	22	24
4.50%, 03/01/2044	535	579	5.00%, 02/01/2038	151	166
4.50%, 04/01/2044	68	74	5.00%, 04/01/2038	60	66
4.50%, 04/01/2044	198	213	5.00%, 05/01/2038	3	3
4.50%, 05/01/2044	493	533	5.00%, 06/01/2038	6	7
4.50%, 05/01/2044	329	356	5.00%, 12/01/2038	14	15
4.50%, 05/01/2044	1,572	1,701	5.00%, 01/01/2039	45	50
4.50%, 06/01/2044	845	912	5.00%, 01/01/2039	710	781
4.50%, 06/01/2044	914	991	5.00%, 02/01/2039	60	67
4.50%, 06/01/2044	384	416	5.00%, 03/01/2039	30	32
4.50%, 07/01/2044	761	821	5.00%, 03/01/2039	2	3
4.50%, 07/01/2044	23	25	5.00%, 04/01/2039	45	50
4.50%, 07/01/2044	448	484	5.00%, 04/01/2039	27	30
4.50%, 08/01/2044	194	210	5.00%, 04/01/2039	66	73
4.50%, 08/01/2044	235	254	5.00%, 06/01/2039	144	159
4.50%, 08/01/2044	75	81	5.00%, 07/01/2039	295	324
4.50%, 10/01/2044	35	38	5.00%, 07/01/2039	70	78
5.00%, 12/01/2017	2	2	5.00%, 10/01/2039	58	65
5.00%, 03/01/2018	163	169	5.00%, 12/01/2039	46	52
5.00%, 11/01/2018	3	3	5.00%, 12/01/2039	117	129
5.00%, 06/01/2019	22	23	5.00%, 01/01/2040	96	108
5.00%, 07/01/2019	96	99	5.00%, 02/01/2040	125	141
5.00%, 11/01/2020	133	143	5.00%, 05/01/2040	269	297
5.00%, 11/01/2021	9	10	5.00%, 05/01/2040	34	37
5.00%, 02/01/2023	19	20	5.00%, 06/01/2040	17	19
5.00%, 07/01/2023	2	2	5.00%, 06/01/2040	79	87
5.00%, 08/01/2023	495	546	5.00%, 06/01/2040	88	99
5.00%, 09/01/2023	78	84	5.00%, 08/01/2040	32	35
5.00%, 12/01/2023	6	7	5.00%, 08/01/2040	46	50
5.00%, 12/01/2023	13	14	5.00%, 08/01/2040	138	152
5.00%, 01/01/2024	21	21	5.00%, 09/01/2040	15	16
5.00%, 01/01/2024	36	37	5.00%, 11/01/2040	52	58
5.00%, 02/01/2024	148	158	5.00%, 04/01/2041	41	45
5.00%, 07/01/2024	12	13	5.00%, 05/01/2041	15	17
5.00%, 12/01/2024	71	76	5.00%, 05/01/2041	57	63
5.00%, 04/01/2025	333	366	5.00%, 05/01/2041	53	59
5.00%, 11/01/2025	630	693	5.00%, 05/01/2041	55	60

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2015

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)		AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)

Federal National Mortgage Association (FNMA) (continued)			Federal National Mortgage Association (FNMA) (continued)
5.00%, 07/01/2041	$11	$12	5.50%, 05/01/2037	$738	$825
5.00%, 07/01/2041	446	492	5.50%, 05/01/2037	2	2
5.00%, 05/01/2042	871	963	5.50%, 05/01/2037	232	262
5.00%, 02/01/2043(e)	500	550	5.50%, 05/01/2037	21	24
5.00%, 09/01/2043	724	797	5.50%, 06/01/2037	58	65
5.00%, 12/01/2043	636	700	5.50%, 07/01/2037	4	5
5.00%, 01/01/2044	200	222	5.50%, 07/01/2037	8	9
5.00%, 01/01/2044	158	174	5.50%, 08/01/2037	340	381
5.00%, 03/01/2044	505	556	5.50%, 08/01/2037	255	286
5.00%, 03/01/2044	713	785	5.50%, 08/01/2037	249	280
5.00%, 05/01/2044	358	395	5.50%, 01/01/2038	8	9
5.00%, 08/01/2044	299	330	5.50%, 01/01/2038	12	13
5.00%, 11/01/2044	671	739	5.50%, 02/01/2038	50	55
5.50%, 10/01/2016	6	6	5.50%, 02/01/2038	67	75
5.50%, 01/01/2017	9	9	5.50%, 02/01/2038	27	31
5.50%, 02/01/2018	22	23	5.50%, 03/01/2038	30	34
5.50%, 12/01/2018	19	20	5.50%, 03/01/2038	107	120
5.50%, 05/01/2019	2	2	5.50%, 03/01/2038	20	22
5.50%, 08/01/2019	28	29	5.50%, 03/01/2038	19	21
5.50%, 12/01/2019	6	6	5.50%, 05/01/2038	40	45
5.50%, 01/01/2021	4	4	5.50%, 05/01/2038	10	11
5.50%, 05/01/2021	6	7	5.50%, 05/01/2038	586	655
5.50%, 10/01/2021	4	5	5.50%, 06/01/2038	24	27
5.50%, 11/01/2022	18	20	5.50%, 06/01/2038	2	2
5.50%, 11/01/2022	9	10	5.50%, 06/01/2038	308	343
5.50%, 02/01/2023	13	14	5.50%, 06/01/2038	4	4
5.50%, 03/01/2023	15	15	5.50%, 06/01/2038	232	259
5.50%, 04/01/2023	12	12	5.50%, 07/01/2038	14	16
5.50%, 07/01/2023	12	14	5.50%, 07/01/2038	21	23
5.50%, 09/01/2023	14	15	5.50%, 08/01/2038	262	292
5.50%, 12/01/2023	7	7	5.50%, 11/01/2038	6	7
5.50%, 05/01/2025	20	21	5.50%, 11/01/2038	139	156
5.50%, 07/01/2025	390	435	5.50%, 11/01/2038	9	10
5.50%, 06/01/2028	11	12	5.50%, 11/01/2038	276	308
5.50%, 09/01/2028	3	3	5.50%, 11/01/2038	12	13
5.50%, 01/01/2029	7	8	5.50%, 11/01/2038	10	11
5.50%, 12/01/2029	34	38	5.50%, 12/01/2038	20	23
5.50%, 06/01/2033	17	19	5.50%, 12/01/2038	23	26
5.50%, 04/01/2034	55	62	5.50%, 12/01/2038	11	12
5.50%, 04/01/2034	79	88	5.50%, 01/01/2039	20	23
5.50%, 04/01/2034	41	46	5.50%, 04/01/2039	13	14
5.50%, 05/01/2034	49	56	5.50%, 06/01/2039	278	310
5.50%, 06/01/2034	3	3	5.50%, 07/01/2039	63	70
5.50%, 11/01/2034	43	48	5.50%, 09/01/2039	46	52
5.50%, 01/01/2035	44	49	5.50%, 10/01/2039	16	18
5.50%, 01/01/2035	10	11	5.50%, 12/01/2039	32	35
5.50%, 03/01/2035	18	20	5.50%, 12/01/2039	91	103
5.50%, 04/01/2035	1	2	5.50%, 05/01/2040	160	179
5.50%, 04/01/2035	26	29	5.50%, 06/01/2040	11	12
5.50%, 08/01/2035	12	13	5.50%, 07/01/2040	37	41
5.50%, 09/01/2035	3	3	5.50%, 07/01/2041	227	253
5.50%, 10/01/2035	6	7	5.50%, 09/01/2041	66	74
5.50%, 10/01/2035	5	5	5.50%, 09/01/2041	89	100
5.50%, 11/01/2035	346	388	6.00%, 06/01/2017	10	11
5.50%, 12/01/2035	16	18	6.00%, 06/01/2017	1	1
5.50%, 01/01/2036	6	7	6.00%, 05/01/2024	1	1
5.50%, 02/01/2036	48	53	6.00%, 12/01/2032	25	29
5.50%, 04/01/2036	48	54	6.00%, 01/01/2033	5	6
5.50%, 04/01/2036	3	3	6.00%, 10/01/2033	8	9
5.50%, 05/01/2036	221	248	6.00%, 12/01/2033	18	21
5.50%, 07/01/2036	26	29	6.00%, 10/01/2034	28	32
5.50%, 08/01/2036	66	74	6.00%, 12/01/2034	12	14
5.50%, 09/01/2036	30	33	6.00%, 01/01/2035	61	69
5.50%, 09/01/2036	72	80	6.00%, 07/01/2035	49	55
5.50%, 10/01/2036	62	70	6.00%, 07/01/2035	111	125
5.50%, 11/01/2036	10	12	6.00%, 10/01/2035	43	49
5.50%, 11/01/2036	25	28	6.00%, 05/01/2036	3	4
5.50%, 11/01/2036	18	20	6.00%, 05/01/2036	1	1
5.50%, 01/01/2037	25	28	6.00%, 05/01/2036	6	7
5.50%, 02/01/2037	50	56
5.50%, 03/01/2037	155	173

See accompanying notes.

Schedule of Investments

Bond Market Index Account

December 31, 2015

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)		AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)

Federal National Mortgage Association (FNMA) (continued)			Government National Mortgage Association (GNMA)
			(continued)
6.00%, 06/01/2036	$31	$36
			2.50%, 06/20/2045	$198	$193
6.00%, 02/01/2037	6	6
			3.00%, 04/15/2027	136	141
6.00%, 02/01/2037	42	47
			3.00%, 04/20/2027	234	244
6.00%, 03/01/2037	32	36
			3.00%, 09/20/2027	239	248
6.00%, 03/01/2037	80	91
			3.00%, 11/20/2027	122	127
6.00%, 06/01/2037	17	19
			3.00%, 09/20/2028	142	148
6.00%, 07/01/2037	6	7
			3.00%, 10/20/2028	211	220
6.00%, 09/01/2037	41	46
			3.00%, 01/20/2029	68	71
6.00%, 10/01/2037	6	7
			3.00%, 07/20/2030	531	553

6.00%, 11/01/2037	1	1	3.00%, 11/20/2041(a)	106	108

6.00%, 11/01/2037	5	6	3.00%, 02/20/2042(a)	87	90
6.00%, 11/01/2037	7	8
			3.00%, 04/15/2042	30	31

6.00%, 12/01/2037	14	16	3.00%, 04/20/2042(a)	263	272

6.00%, 01/01/2038	10	11	3.00%, 07/20/2042(a)	370	383
6.00%, 01/01/2038	251	284
			3.00%, 09/20/2042	359	365
6.00%, 01/01/2038	19	22
			3.00%, 10/15/2042	504	512
6.00%, 02/01/2038	8	9
			3.00%, 12/20/2042	717	730
6.00%, 03/01/2038	100	112
			3.00%, 01/01/2043	12,550	12,720
6.00%, 03/01/2038	17	20
			3.00%, 03/20/2043	413	420
6.00%, 05/01/2038	12	13
			3.00%, 03/20/2043	1,359	1,383
6.00%, 05/01/2038	7	8
			3.00%, 04/15/2043	76	78
6.00%, 08/01/2038	18	20
			3.00%, 05/15/2043	31	31
6.00%, 09/01/2038	67	76
			3.00%, 05/15/2043	65	66
6.00%, 10/01/2038	38	43
			3.00%, 06/15/2043	653	664
6.00%, 11/01/2038	93	105
			3.00%, 06/20/2043	396	403
6.00%, 12/01/2038	8	9
			3.00%, 08/15/2043	408	415
6.00%, 10/01/2039	21	23
			3.00%, 08/15/2043	581	590
6.00%, 10/01/2039	21	24
			3.00%, 08/20/2043	181	184
6.00%, 04/01/2040	47	53
			3.00%, 09/20/2043	661	673
6.00%, 09/01/2040	13	15
			3.00%, 10/20/2043	326	332
6.00%, 10/01/2040	52	59
			3.00%, 11/20/2043	245	249
6.00%, 10/01/2040	23	26
			3.00%, 03/20/2044	514	523
6.00%, 05/01/2041	484	547
			3.00%, 05/15/2044	57	57
6.50%, 12/01/2016	5	5
			3.00%, 08/20/2044	2,093	2,130
6.50%, 07/01/2020	1	1
			3.00%, 11/15/2044	711	723
6.50%, 03/01/2026	1	1
			3.00%, 11/20/2044	846	859
6.50%, 12/01/2031	2	2
			3.00%, 12/20/2044	1,073	1,089
6.50%, 03/01/2032	3	3
			3.00%, 02/15/2045	397	404
6.50%, 07/01/2032	8	10
			3.00%, 04/20/2045	96	98
6.50%, 11/01/2033	11	13
			3.00%, 05/20/2045	872	885
6.50%, 08/01/2034	27	32
			3.00%, 07/20/2045	887	900
6.50%, 09/01/2034	22	25
			3.00%, 08/15/2045	275	280
6.50%, 10/01/2034	7	8
			3.00%, 08/20/2045	715	725
6.50%, 07/01/2037	9	11
			3.00%, 12/20/2045	1,350	1,370
6.50%, 07/01/2037	13	15
			3.00%, 02/01/2046	350	354

6.50%, 08/01/2037	10	11	3.00%, 02/01/2046(e)	100	101
6.50%, 10/01/2037	73	83
			3.50%, 12/15/2025	17	18
6.50%, 01/01/2038	8	9
			3.50%, 02/15/2026	62	65
6.50%, 01/01/2038	238	272
			3.50%, 05/15/2026	25	26
6.50%, 02/01/2038	13	15
			3.50%, 03/20/2027	59	62
6.50%, 02/01/2038	10	11
			3.50%, 04/20/2027	91	95
6.50%, 03/01/2038	55	63
			3.50%, 09/20/2028	188	196
6.50%, 03/01/2038	5	5
			3.50%, 07/20/2040	17	18
6.50%, 05/01/2038	22	26
			3.50%, 01/20/2041	89	92

6.50%, 05/01/2038	150	178	3.50%, 03/20/2041(a)	296	304
6.50%, 09/01/2038	7	8
			3.50%, 05/20/2041	57	59
6.50%, 10/01/2039	16	18
			3.50%, 11/15/2041	66	69
7.00%, 12/01/2037	21	25
			3.50%, 11/20/2041	27	28
7.00%, 12/01/2037	15	16
			3.50%, 01/15/2042	75	78
7.50%, 05/01/2031	13	15
			3.50%, 01/20/2042	126	131

		$248,702	3.50%, 02/15/2042	128	133

			3.50%, 02/15/2042	413	432
Government National Mortgage Association (GNMA) -
8.02%			3.50%, 02/20/2042	120	126

2.50%, 09/20/2027	259	263	3.50%, 03/15/2042	92	95

2.50%, 04/20/2028	227	232	3.50%, 03/15/2042	112	117

2.50%, 07/20/2028	223	227	3.50%, 03/20/2042	138	144
2.50%, 02/20/2042(a)	86	89

2.50%, 01/20/2043(a)	122	125	3.50%, 04/15/2042	251	261
			3.50%, 04/15/2042	555	578

2.50%, 03/15/2043	258	251	3.50%, 04/20/2042	280	292

2.50%, 07/20/2043	342	333	3.50%, 05/15/2042	20	21
2.50%, 11/20/2043(a)	447	454
			3.50%, 05/15/2042	179	186

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2015

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)		AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)
Government National Mortgage Association (GNMA)			Government National Mortgage Association (GNMA)
(continued)			(continued)
3.50%, 05/20/2042	$978	$1,023	4.00%, 01/15/2042	$29	$31
3.50%, 06/20/2042	586	613	4.00%, 01/15/2042	99	105
3.50%, 08/15/2042	148	154	4.00%, 01/20/2042	444	474
3.50%, 08/20/2042	442	462	4.00%, 02/01/2042	775	821
3.50%, 01/15/2043	764	798	4.00%, 02/20/2042	357	382
3.50%, 01/15/2043	457	475	4.00%, 03/15/2042	279	296
3.50%, 01/20/2043	655	685	4.00%, 03/15/2042	137	145
3.50%, 02/20/2043	713	746	4.00%, 03/20/2042	424	453
3.50%, 03/20/2043	648	677	4.00%, 04/20/2042	372	398
3.50%, 04/15/2043	175	183	4.00%, 05/15/2042	561	596
3.50%, 04/15/2043	99	104	4.00%, 05/20/2042	36	38
3.50%, 04/20/2043	668	698	4.00%, 07/20/2042	832	888
3.50%, 06/15/2043	138	144	4.00%, 02/01/2043(e)	100	106
3.50%, 06/15/2043	83	87	4.00%, 06/20/2043	107	114
3.50%, 08/15/2043	266	277	4.00%, 08/15/2043	27	29
3.50%, 01/20/2044	18	19	4.00%, 09/15/2043	314	335
3.50%, 02/20/2044	150	156	4.00%, 09/20/2043	169	180
3.50%, 04/20/2044	676	707	4.00%, 10/20/2043	256	274
3.50%, 07/20/2044	1,827	1,910	4.00%, 11/20/2043	598	638
3.50%, 08/20/2044	1,870	1,955	4.00%, 02/20/2044	583	621
3.50%, 09/20/2044	691	722	4.00%, 03/15/2044	531	563
3.50%, 10/20/2044	778	814	4.00%, 04/20/2044	674	718
3.50%, 11/20/2044	853	892	4.00%, 05/20/2044	920	979
3.50%, 12/20/2044	990	1,034	4.00%, 06/20/2044	679	722
3.50%, 02/20/2045	1,026	1,071	4.00%, 07/20/2044	2,721	2,896
3.50%, 05/20/2045	422	441	4.00%, 08/20/2044	1,921	2,042
3.50%, 08/20/2045	825	861	4.00%, 09/20/2044	1,752	1,862
3.50%, 11/20/2045	100	104	4.00%, 10/20/2044	2,393	2,543
3.50%, 12/20/2045	150	157	4.00%, 11/20/2044	1,124	1,194
3.50%, 01/01/2046	30,250	31,534	4.00%, 12/20/2044	1,747	1,857
3.50%, 02/01/2046	1,925	2,001	4.00%, 01/15/2045	157	167
4.00%, 07/15/2024	105	111	4.00%, 01/20/2045	1,616	1,717
4.00%, 08/15/2024	27	29	4.00%, 03/15/2045	125	133
4.00%, 12/15/2024	25	26	4.00%, 05/15/2045	497	528
4.00%, 11/15/2025	17	18	4.00%, 01/01/2046	3,375	3,584
4.00%, 05/15/2026	24	25	4.50%, 04/20/2026	16	17
4.00%, 06/15/2039	14	15	4.50%, 11/20/2033	10	10
4.00%, 07/20/2040	56	60	4.50%, 02/15/2039	306	330
4.00%, 08/15/2040	47	50	4.50%, 03/15/2039	30	33
4.00%, 08/15/2040	108	115	4.50%, 03/15/2039	45	49
4.00%, 09/15/2040	45	48	4.50%, 03/15/2039	116	126
4.00%, 09/15/2040	9	10	4.50%, 03/15/2039	59	64
4.00%, 09/15/2040	83	90	4.50%, 03/20/2039	67	73
4.00%, 10/15/2040	74	80	4.50%, 04/15/2039	136	147
4.00%, 11/15/2040	56	59	4.50%, 04/15/2039	93	101
4.00%, 11/15/2040	10	11	4.50%, 04/15/2039	50	54
4.00%, 11/20/2040	44	47	4.50%, 05/15/2039	20	22
4.00%, 12/20/2040	75	81	4.50%, 05/15/2039	324	351
4.00%, 01/15/2041	72	77	4.50%, 05/15/2039	18	19
4.00%, 01/15/2041	145	154	4.50%, 05/15/2039	92	101
4.00%, 01/15/2041	49	52	4.50%, 05/15/2039	180	194
4.00%, 01/20/2041	138	148	4.50%, 06/15/2039	134	147
4.00%, 05/15/2041	51	54	4.50%, 07/15/2039	30	32
4.00%, 05/15/2041	95	102	4.50%, 08/15/2039	127	139
4.00%, 07/20/2041(a)	28	29	4.50%, 09/15/2039	3	3
4.00%, 07/20/2041	49	52	4.50%, 11/15/2039	369	405
4.00%, 08/15/2041	187	199	4.50%, 11/15/2039	28	30
4.00%, 08/15/2041	78	83	4.50%, 12/15/2039	100	109
4.00%, 08/15/2041	38	40	4.50%, 01/15/2040	117	128
4.00%, 09/15/2041	147	157	4.50%, 02/15/2040	27	29
4.00%, 09/15/2041	128	136	4.50%, 02/15/2040	17	18
4.00%, 09/15/2041	53	56	4.50%, 02/15/2040	37	40
4.00%, 09/20/2041	241	258	4.50%, 02/15/2040	20	22
4.00%, 10/15/2041	81	86	4.50%, 02/15/2040	34	37
4.00%, 10/15/2041	55	59	4.50%, 02/15/2040	52	56
4.00%, 11/15/2041	256	272	4.50%, 03/15/2040	25	27
4.00%, 11/20/2041	84	90	4.50%, 04/15/2040	915	990
4.00%, 12/15/2041	83	88	4.50%, 05/15/2040	44	47
4.00%, 12/15/2041	152	161	4.50%, 06/15/2040	33	35
4.00%, 12/20/2041	82	88	4.50%, 06/15/2040	43	47
4.00%, 01/01/2042(e)	125	133	4.50%, 07/15/2040	35	38

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2015

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)		AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)
Government National Mortgage Association (GNMA)			Government National Mortgage Association (GNMA)
(continued)			(continued)
4.50%, 07/15/2040	$45	$49	5.00%, 05/15/2039	$15	$17
4.50%, 07/15/2040	605	655	5.00%, 06/15/2039	46	51
4.50%, 08/15/2040	70	75	5.00%, 06/15/2039	64	72
4.50%, 08/15/2040	71	77	5.00%, 06/20/2039	58	64
4.50%, 08/15/2040	53	57	5.00%, 07/15/2039	71	80
4.50%, 08/15/2040	52	56	5.00%, 07/15/2039	45	50
4.50%, 09/15/2040	73	79	5.00%, 07/15/2039	37	41
4.50%, 09/15/2040	61	67	5.00%, 07/15/2039	56	62
4.50%, 10/15/2040	73	79	5.00%, 08/15/2039	47	52
4.50%, 12/15/2040	35	38	5.00%, 09/15/2039	52	58
4.50%, 01/20/2041	67	73	5.00%, 09/15/2039	44	49
4.50%, 01/20/2041	85	93	5.00%, 09/15/2039	19	21
4.50%, 02/20/2041	81	89	5.00%, 09/15/2039	50	56
4.50%, 02/20/2041	78	85	5.00%, 09/15/2039	37	41
4.50%, 03/15/2041	30	32	5.00%, 11/15/2039	64	72
4.50%, 03/15/2041	165	179	5.00%, 12/15/2039	86	96
4.50%, 03/20/2041	69	76	5.00%, 02/15/2040	69	78
4.50%, 03/20/2041	42	46	5.00%, 02/15/2040	68	77
4.50%, 04/15/2041	33	36	5.00%, 02/15/2040	56	62
4.50%, 04/15/2041	76	82	5.00%, 04/15/2040	43	48
4.50%, 04/20/2041	82	89	5.00%, 05/15/2040	54	60
4.50%, 05/15/2041	49	53	5.00%, 05/15/2040	25	27
4.50%, 05/15/2041	61	67	5.00%, 05/20/2040	16	17
4.50%, 06/15/2041	152	164	5.00%, 06/15/2040	39	43
4.50%, 06/20/2041	263	287	5.00%, 06/15/2040	7	8
4.50%, 07/15/2041	237	256	5.00%, 06/15/2040	74	82
4.50%, 07/15/2041	105	113	5.00%, 06/15/2040	99	110
4.50%, 07/15/2041	37	40	5.00%, 06/20/2040	72	80
4.50%, 07/20/2041	20	22	5.00%, 07/15/2040	34	38
4.50%, 07/20/2041	505	551	5.00%, 07/20/2040	73	81
4.50%, 08/15/2041	173	188	5.00%, 01/20/2041	39	44
4.50%, 08/20/2041	188	204	5.00%, 02/20/2041	91	100
4.50%, 09/20/2041	46	50	5.00%, 04/15/2041	380	421
4.50%, 11/20/2041	674	734	5.00%, 05/20/2041	82	90
4.50%, 12/20/2041	46	50	5.00%, 06/20/2041	21	24
4.50%, 01/20/2042	330	359	5.00%, 07/20/2041	33	37
4.50%, 02/20/2042	169	184	5.00%, 08/20/2041	224	248
4.50%, 03/20/2042	43	46	5.00%, 10/20/2041	27	30
4.50%, 04/20/2042	81	88	5.00%, 11/20/2041	77	85
4.50%, 05/20/2042	94	102	5.00%, 12/20/2041	60	66
4.50%, 05/20/2043	430	467	5.00%, 02/20/2042	295	324
4.50%, 06/20/2043	359	391	5.00%, 03/20/2042	61	67
4.50%, 08/20/2043	68	73	5.00%, 04/20/2042	701	775
4.50%, 10/20/2043	399	429	5.00%, 12/20/2042	572	634
4.50%, 11/20/2043	1,221	1,313	5.00%, 01/20/2043	107	118
4.50%, 03/20/2044	1,613	1,735	5.00%, 05/20/2043	132	144
4.50%, 04/20/2044	72	77	5.00%, 07/20/2043	336	371
4.50%, 05/20/2044	1,211	1,303	5.00%, 11/20/2043	398	437
4.50%, 07/20/2044	637	685	5.00%, 01/20/2044	255	280
4.50%, 09/20/2044	42	45	5.00%, 02/20/2044	363	401
4.50%, 10/20/2044	97	104	5.00%, 03/20/2044	254	278
4.50%, 11/20/2044	197	212	5.00%, 05/20/2044	116	127
4.50%, 12/20/2044	314	338	5.00%, 07/20/2044	243	264
4.50%, 02/20/2045	866	932	5.00%, 08/20/2044	111	121
4.50%, 04/20/2045	485	522	5.00%, 12/20/2044	195	211
4.50%, 01/01/2046	200	215	5.50%, 01/15/2024	10	11
5.00%, 08/15/2033	71	79	5.50%, 11/15/2033	33	37
5.00%, 02/15/2034	83	93	5.50%, 03/15/2034	12	13
5.00%, 07/15/2035	214	239	5.50%, 04/15/2034	14	16
5.00%, 08/15/2035	51	57	5.50%, 07/15/2034	10	11
5.00%, 04/20/2037	7	7	5.50%, 11/15/2034	50	57
5.00%, 04/20/2038	453	492	5.50%, 02/15/2035	24	27
5.00%, 05/15/2038	101	111	5.50%, 03/15/2036	14	16
5.00%, 06/20/2038	46	50	5.50%, 04/15/2036	21	23
5.00%, 08/15/2038	208	230	5.50%, 12/15/2036	16	18
5.00%, 10/15/2038	26	29	5.50%, 04/15/2037	47	53
5.00%, 01/15/2039	203	222	5.50%, 05/15/2038	20	22
5.00%, 01/15/2039	223	246	5.50%, 06/15/2038	27	31
5.00%, 02/15/2039	147	162	5.50%, 08/15/2038	183	204
5.00%, 02/15/2039	169	187	5.50%, 08/15/2038	119	133
5.00%, 04/15/2039	205	224	5.50%, 09/15/2038	59	66

See accompanying notes.

Schedule of Investments

Bond Market Index Account

December 31, 2015

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)		AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)

Government National Mortgage Association (GNMA)			U.S. Treasury (continued)
(continued)
			0.75%, 12/31/2017	$6,419	$6,376
5.50%, 10/20/2038	$56	$62
			0.75%, 02/28/2018	6,110	6,058
5.50%, 11/15/2038	19	22
			0.75%, 03/31/2018	3,385	3,355
5.50%, 12/20/2038	22	25
			0.75%, 04/15/2018	5,455	5,402
5.50%, 01/15/2039	21	24
			0.88%, 02/28/2017	4,110	4,112
5.50%, 01/15/2039	42	47
			0.88%, 04/15/2017	3,780	3,779
5.50%, 01/15/2039	44	49
			0.88%, 04/30/2017	3,209	3,207
5.50%, 01/15/2039	5	6
			0.88%, 05/15/2017	2,682	2,680
5.50%, 02/15/2039	15	16
			0.88%, 06/15/2017	1,978	1,976
5.50%, 02/20/2039	120	132
			0.88%, 07/15/2017	2,450	2,446
5.50%, 05/15/2039	6	6
			0.88%, 08/15/2017	2,530	2,524
5.50%, 12/15/2039	31	34
			0.88%, 10/15/2017	2,705	2,697
5.50%, 01/15/2040	251	280
			0.88%, 11/15/2017	1,505	1,500
5.50%, 03/15/2040	115	128
			0.88%, 11/30/2017	4,000	3,988
5.50%, 04/15/2040	253	286
			0.88%, 01/15/2018	3,795	3,778
5.50%, 06/20/2040	127	141
			0.88%, 01/31/2018	3,800	3,781
5.50%, 07/20/2040	35	39
			0.88%, 07/15/2018	2,500	2,477
5.50%, 11/15/2040	34	39
			0.88%, 10/15/2018	2,530	2,502
5.50%, 12/20/2040	28	31
			0.88%, 07/31/2019	4,000	3,910
5.50%, 01/20/2041	434	483
			1.00%, 03/31/2017	3,545	3,551
5.50%, 04/20/2041	78	86
			1.00%, 09/15/2017	3,855	3,853
5.50%, 10/20/2041	66	73
			1.00%, 12/15/2017	3,455	3,450
5.50%, 11/20/2041	75	83
			1.00%, 12/31/2017	2,780	2,777
5.50%, 10/20/2042	212	234
			1.00%, 02/15/2018	3,000	2,991
5.50%, 11/20/2042	199	222
			1.00%, 03/15/2018	2,420	2,412
5.50%, 06/20/2043	213	235
			1.00%, 05/15/2018	1,930	1,920
5.50%, 09/20/2043	292	320
			1.00%, 05/31/2018	2,635	2,622
6.00%, 07/15/2032	1	1
			1.00%, 08/15/2018	2,375	2,360
6.00%, 12/15/2032	2	2
			1.00%, 09/15/2018	2,425	2,408
6.00%, 10/15/2034	31	35
			1.00%, 06/30/2019	40	39
6.00%, 04/15/2035	22	25
			1.00%, 08/31/2019	1,680	1,647
6.00%, 04/15/2036	17	19
			1.00%, 09/30/2019	1,390	1,361
6.00%, 06/15/2036	29	33
			1.00%, 11/30/2019	3,500	3,421
6.00%, 04/15/2037	49	56
			1.13%, 06/15/2018	2,535	2,529
6.00%, 05/15/2037	50	57
			1.13%, 05/31/2019	4,870	4,816
6.00%, 10/20/2037	70	79
			1.13%, 12/31/2019	2,190	2,148
6.00%, 11/20/2037	27	30
			1.13%, 03/31/2020	3,130	3,060
6.00%, 01/15/2038	19	22
			1.13%, 04/30/2020	2,492	2,435
6.00%, 08/15/2038	17	19
			1.25%, 10/31/2018	5,000	4,993
6.00%, 01/15/2039	152	171
			1.25%, 11/15/2018	2,500	2,496
6.00%, 09/15/2039	63	71
			1.25%, 11/30/2018	4,425	4,418
6.00%, 09/15/2039	99	113
			1.25%, 12/15/2018	2,565	2,560
6.00%, 11/15/2039	121	137
			1.25%, 01/31/2019	945	942
6.00%, 01/20/2042	70	80
			1.25%, 10/31/2019	730	721
6.50%, 10/20/2028	1	1
			1.25%, 01/31/2020	3,408	3,356
6.50%, 05/20/2029	1	1
			1.25%, 02/29/2020	603	593
6.50%, 02/20/2032	1	1
			1.38%, 06/30/2018	1,683	1,690
6.50%, 05/20/2032	7	8
			1.38%, 07/31/2018	2,390	2,399
6.50%, 05/15/2037	71	81
			1.38%, 09/30/2018	5,430	5,447
6.50%, 08/20/2038	22	25
			1.38%, 11/30/2018	1,380	1,383
6.50%, 09/15/2038	17	19
			1.38%, 12/31/2018	2,000	2,001
7.00%, 03/15/2029	3	3
			1.38%, 02/28/2019	37	37
7.00%, 07/15/2031	2	2
			1.38%, 01/31/2020	2,040	2,019
		$155,455	1.38%, 02/29/2020	3,130	3,094

U.S. Treasury - 35.71%			1.38%, 03/31/2020	3,365	3,324

0.50%, 02/28/2017	6,610	6,583	1.38%, 04/30/2020	2,870	2,833

0.50%, 03/31/2017	2,620	2,608	1.38%, 05/31/2020	2,300	2,267

0.50%, 04/30/2017	1,890	1,880	1.38%, 08/31/2020	2,515	2,475

0.50%, 07/31/2017	2,500	2,481	1.38%, 09/30/2020	1,400	1,376

0.63%, 02/15/2017	6,750	6,733	1.38%, 10/31/2020	3,405	3,345

0.63%, 05/31/2017	4,840	4,819	1.50%, 08/31/2018	3,990	4,016

0.63%, 06/30/2017	2,745	2,731	1.50%, 12/31/2018	2,569	2,581

0.63%, 07/31/2017	2,700	2,685	1.50%, 01/31/2019	3,205	3,216

0.63%, 08/31/2017	3,315	3,294	1.50%, 02/28/2019	2,400	2,408

0.63%, 09/30/2017	2,495	2,478	1.50%, 03/31/2019	730	732

0.63%, 11/30/2017	5,641	5,594	1.50%, 05/31/2019	2,955	2,958

0.63%, 04/30/2018	5,480	5,410	1.50%, 10/31/2019	4,888	4,873

0.75%, 03/15/2017	2,550	2,546	1.50%, 11/30/2019	2,420	2,410

0.75%, 06/30/2017	4,011	3,998	1.50%, 05/31/2020	2,730	2,706

0.75%, 10/31/2017	4,632	4,607	1.50%, 01/31/2022	3,039	2,954

			1.63%, 03/31/2019	5,000	5,031

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2015

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)		AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)

U.S. Treasury (continued)			U.S. Treasury (continued)
1.63%, 04/30/2019	$5,120	$5,150	2.75%, 02/28/2018	$1,673	$1,730
1.63%, 06/30/2019	5,000	5,022	2.75%, 02/15/2019	3,003	3,129
1.63%, 07/31/2019	3,675	3,688	2.75%, 11/15/2023	2,406	2,511
1.63%, 08/31/2019	5,270	5,285	2.75%, 02/15/2024	4,166	4,339
1.63%, 12/31/2019	3,105	3,105	2.75%, 08/15/2042	2,111	2,018
1.63%, 06/30/2020	4,400	4,382	2.75%, 11/15/2042	3,730	3,556
1.63%, 07/31/2020	5,990	5,961	2.88%, 03/31/2018	3,692	3,832
1.63%, 11/30/2020	3,390	3,370	2.88%, 05/15/2043	5,153	5,024
1.63%, 08/15/2022	2,030	1,977	2.88%, 08/15/2045	4,655	4,521
1.75%, 10/31/2018	1,320	1,337	3.00%, 02/28/2017	6,104	6,252
1.75%, 09/30/2019	2,745	2,764	3.00%, 05/15/2042	1,587	1,597
1.75%, 10/31/2020	3,000	2,995	3.00%, 11/15/2044	3,945	3,931
1.75%, 12/31/2020	3,975	3,972	3.00%, 05/15/2045	4,400	4,380
1.75%, 02/28/2022	3,995	3,938	3.00%, 11/15/2045	2,900	2,891
1.75%, 03/31/2022	1,365	1,344	3.13%, 04/30/2017	1,908	1,963
1.75%, 04/30/2022	3,685	3,626	3.13%, 05/15/2019	2,656	2,801
1.75%, 05/15/2022	3,200	3,148	3.13%, 05/15/2021	2,420	2,574
1.75%, 09/30/2022	2,950	2,891	3.13%, 11/15/2041	1,977	2,043
1.75%, 05/15/2023	4,617	4,498	3.13%, 02/15/2042	2,318	2,394
1.88%, 08/31/2017	2,704	2,741	3.13%, 02/15/2043	2,730	2,798
1.88%, 09/30/2017	345	349	3.13%, 08/15/2044	4,400	4,497
1.88%, 10/31/2017	2,984	3,027	3.25%, 03/31/2017	2,936	3,020
1.88%, 06/30/2020	2,740	2,759	3.38%, 11/15/2019	3,640	3,887
1.88%, 11/30/2021	3,522	3,507	3.38%, 05/15/2044	4,040	4,336
1.88%, 05/31/2022	3,020	2,991	3.50%, 02/15/2018	3,247	3,409
1.88%, 08/31/2022	2,870	2,837	3.50%, 05/15/2020	3,477	3,738
1.88%, 10/31/2022	3,055	3,016	3.50%, 02/15/2039	1,650	1,825
2.00%, 07/31/2020	3,064	3,099	3.63%, 08/15/2019	578	620
2.00%, 09/30/2020	3,000	3,033	3.63%, 02/15/2020	5,986	6,457
2.00%, 11/30/2020	2,290	2,313	3.63%, 02/15/2021	5,000	5,435
2.00%, 02/28/2021	4,480	4,517	3.63%, 08/15/2043	3,100	3,491
2.00%, 05/31/2021	3,365	3,388	3.63%, 02/15/2044	4,550	5,118
2.00%, 08/31/2021	2,855	2,867	3.75%, 11/15/2018	2,685	2,873
2.00%, 10/31/2021	3,100	3,109	3.75%, 08/15/2041	1,370	1,574
2.00%, 11/15/2021	6,390	6,409	3.75%, 11/15/2043	4,510	5,195
2.00%, 02/15/2022	4,135	4,142	3.88%, 08/15/2040	544	636
2.00%, 07/31/2022	3,025	3,017	4.00%, 08/15/2018	925	992
2.00%, 11/30/2022	2,500	2,486	4.25%, 11/15/2017	1,733	1,835
2.00%, 02/15/2023	5,007	4,978	4.25%, 05/15/2039	2,169	2,679
2.00%, 02/15/2025	3,145	3,074	4.25%, 11/15/2040	880	1,088
2.00%, 08/15/2025	7,750	7,557	4.38%, 02/15/2038	500	631
2.13%, 08/31/2020	1,500	1,524	4.38%, 11/15/2039	3,150	3,961
2.13%, 01/31/2021	2,615	2,654	4.38%, 05/15/2040	1,134	1,427
2.13%, 06/30/2021	3,000	3,038	4.38%, 05/15/2041	1,770	2,234
2.13%, 08/15/2021	4,350	4,401	4.50%, 05/15/2017	1,250	1,310
2.13%, 09/30/2021	3,055	3,087	4.50%, 02/15/2036	1,974	2,530
2.13%, 12/31/2021	3,435	3,465	4.50%, 05/15/2038	730	937
2.13%, 06/30/2022	3,395	3,413	4.50%, 08/15/2039	626	802
2.13%, 12/31/2022	3,100	3,106	4.63%, 02/15/2017	3,760	3,914
2.13%, 05/15/2025	7,445	7,348	4.63%, 02/15/2040	1,930	2,514
2.25%, 11/30/2017	1,529	1,563	4.75%, 08/15/2017	2,704	2,866
2.25%, 03/31/2021	2,810	2,867	4.75%, 02/15/2037	975	1,292
2.25%, 04/30/2021	3,635	3,707	4.75%, 02/15/2041	1,338	1,778
2.25%, 07/31/2021	4,420	4,503	5.00%, 05/15/2037	580	795
2.25%, 11/15/2024	6,773	6,770	5.25%, 11/15/2028	1,140	1,489
2.25%, 11/15/2025	3,250	3,243	5.25%, 02/15/2029	3,440	4,507
2.38%, 07/31/2017	4,040	4,125	5.38%, 02/15/2031	1,740	2,360
2.38%, 05/31/2018	638	656	5.50%, 08/15/2028	1,570	2,089
2.38%, 06/30/2018	3,188	3,281	6.13%, 11/15/2027	2,100	2,907
2.38%, 12/31/2020	1,689	1,737	6.38%, 08/15/2027	750	1,053
2.38%, 08/15/2024	8,880	8,973	6.63%, 02/15/2027	180	255
2.50%, 06/30/2017	3,129	3,198	6.88%, 08/15/2025	880	1,232
2.50%, 08/15/2023	2,982	3,059	7.50%, 11/15/2024	280	399
2.50%, 05/15/2024	6,070	6,203	7.63%, 02/15/2025	1,789	2,586
2.50%, 02/15/2045	5,065	4,544	8.00%, 11/15/2021	1,094	1,461
2.63%, 01/31/2018	1,266	1,305	8.75%, 05/15/2017	213	235
2.63%, 04/30/2018	300	310
2.63%, 08/15/2020	5,600	5,817
2.63%, 11/15/2020	7,532	7,826
2.75%, 05/31/2017	992	1,017
2.75%, 12/31/2017	2,625	2,709

See accompanying notes.

		Schedule of Investments
		Bond Market Index Account
		December 31, 2015

U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)

U.S. Treasury (continued)
8.88%, 08/15/2017	$1,600	$1,803
		$691,923
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS		$1,248,821
Total Investments		$2,106,778
Liabilities in Excess of Other Assets, Net - (8.73)%		$(169,123)
TOTAL NET ASSETS - 100.00%		$1,937,655

(a)	Variable Rate. Rate shown is in effect at December 31, 2015.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $10,547 or 0.54% of net assets.
(c)	Non-Income Producing Security
(d)	Credit support indicates investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution, or government agency.
(e)	Security was purchased in a "to-be-announced" ("TBA") transaction. See Notes to Financial Statements for additional information.

Portfolio Summary (unaudited)

Sector	Percent
Government	41.78%
Mortgage Securities	30.77%
Exchange Traded Funds	9.08%
Financial	8.55%
Consumer, Non-cyclical	4.09%
Communications	2.82%
Energy	2.76%
Utilities	1.80%
Consumer, Cyclical	1.75%
Industrial	1.67%
Technology	1.35%
Basic Materials	0.89%
Asset Backed Securities	0.54%
Revenue Bonds	0.46%
General Obligation Unlimited	0.39%
Insured	0.02%
General Obligation Limited	0.01%
Liabilities in Excess of Other Assets, Net	(8.73)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
Diversified Balanced Account
December 31, 2015

INVESTMENT COMPANIES - 100.03%	Shares Held		Value (000's)

Principal Funds, Inc. Institutional Class - 14.92%
International Equity Index Fund (a)		7,867,228	$71,907
MidCap S&P 400 Index Fund (a)		2,342,483	40,993
SmallCap S&P 600 Index Fund (a)		1,892,320	40,874
			$153,774

Principal Variable Contracts Funds, Inc. Class 1 - 85.11%
Bond Market Index Account (a)		50,813,812	518,301
LargeCap S&P 500 Index Account (a)		24,934,691	359,309
			$877,610
TOTAL INVESTMENT COMPANIES			$1,031,384
Total Investments			$1,031,384
Liabilities in Excess of Other Assets, Net - (0.03)% $			(273)
TOTAL NET ASSETS - 100.00%			$1,031,111

(a) Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)
Fund Type			Percent
Fixed Income Funds			50.26%
Domestic Equity Funds			42.80%
International Equity Funds			6.97%
Liabilities in Excess of Other Assets, Net			(0.03)%
TOTAL NET ASSETS			100.00%

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2014	2014	Purchases	Purchases	Sales	Sales	2015	2015
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond Market Index Account	49,274,630	$495,642	8,390,636	$86,730	6,851,454	$70,665	50,813,812	$511,814
International Equity Index Fund	7,315,976	72,625	1,804,707	17,317	1,253,455	12,654	7,867,228	77,275
LargeCap S&P 500 Index Account	23,980,643	229,711	4,586,029	65,036	3,631,981	52,920	24,934,691	242,039
MidCap S&P 400 Index Fund	2,081,188	30,530	511,291	9,513	249,996	4,941	2,342,483	35,165
SmallCap S&P 600 Index Fund	1,691,547	29,264	463,142	10,694	262,369	6,428	1,892,320	33,588
		$857,772		$189,290		$147,608		$899,881

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond Market Index Account		$7,729			$107			$—
International Equity Index Fund		1,890			(13)			673
LargeCap S&P 500 Index Account		5,728			212			3,873
MidCap S&P 400 Index Fund			579		63			2,501
SmallCap S&P 600 Index Fund			592		58			2,726
		$16,518			$427			$9,773
Amounts in thousands except shares

See accompanying notes.

Schedule of Investments
Diversified Balanced Managed Volatility Account
December 31, 2015

INVESTMENT COMPANIES - 100.03%	Shares Held		Value (000's)
Principal Funds, Inc. Institutional Class - 14.91%
International Equity Index Fund (a)		1,055,620	$9,648
MidCap S&P 400 Index Fund (a)		314,314	5,501
SmallCap S&P 600 Index Fund (a)		253,917	5,485
			$20,634

Principal Variable Contracts Funds, Inc. Class 1 - 85.12%
Bond Market Index Account (a)		6,817,647	69,540
LargeCap S&P 500 Managed Volatility Index		4,281,462	48,252
Account (a)
			$117,792
TOTAL INVESTMENT COMPANIES			$138,426
Total Investments			$138,426
Liabilities in Excess of Other Assets, Net - (0.03)%			$(42)
TOTAL NET ASSETS - 100.00%			$138,384

(a) Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)
Fund Type			Percent
Fixed Income Funds			50.25%
Domestic Equity Funds			42.81%
International Equity Funds			6.97%
Liabilities in Excess of Other Assets, Net			(0.03)%
TOTAL NET ASSETS			100.00%

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2014	2014	Purchases	Purchases	Sales	Sales	2015	2015
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond Market Index Account	4,117,024	$41,895	3,471,385	$35,973	770,762	$7,935	6,817,647	$69,933
International Equity Index Fund	611,378	6,351	587,812	5,781	143,570	1,440	1,055,620	10,691
LargeCap S&P 500 Managed	2,616,786	28,521	2,190,416	24,500	525,740	5,901	4,281,462	47,120
Volatility Index Account
MidCap S&P 400 Index Fund	173,892	3,374	169,194	3,273	28,772	565	314,314	6,082
SmallCap S&P 600 Index Fund	141,322	3,446	142,748	3,394	30,153	733	253,917	6,107
		$83,587		$72,921		$16,574		$139,933

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond Market Index Account	$		947		$—			$—
International Equity Index Fund			252		(1)			90
LargeCap S&P 500 Managed Volatility
Index Account			72		—			100
MidCap S&P 400 Index Fund			77		—			333
SmallCap S&P 600 Index Fund			79		—			363
		$1,427			$(1)			$886
Amounts in thousands except shares

See accompanying notes.

Schedule of Investments
Diversified Growth Account
December 31, 2015

INVESTMENT COMPANIES - 100.03%	Shares Held		Value (000's)
Principal Funds, Inc. Institutional Class - 19.92%
International Equity Index Fund (a)		34,947,810	$319,423
MidCap S&P 400 Index Fund (a)		9,105,130	159,340
SmallCap S&P 600 Index Fund (a)		7,355,404	158,877
			$637,640

Principal Variable Contracts Funds, Inc. Class 1 - 80.11%
Bond Market Index Account (a)	110,605,381		1,128,175
LargeCap S&P 500 Index Account (a)		99,688,722	1,436,514
			$2,564,689
TOTAL INVESTMENT COMPANIES			$3,202,329
Total Investments			$3,202,329
Liabilities in Excess of Other Assets, Net - (0.03)% $			(834)
TOTAL NET ASSETS - 100.00%			$3,201,495

(a) Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)
Fund Type			Percent
Domestic Equity Funds			54.81%
Fixed Income Funds			35.24%
International Equity Funds			9.98%
Liabilities in Excess of Other Assets, Net			(0.03)%
TOTAL NET ASSETS			100.00%

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2014	2014	Purchases	Purchases	Sales	Sales	2015	2015
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond Market Index Account	98,500,294	$990,493	26,094,028	$269,793	13,988,941	$144,213	110,605,381	$1,116,309
International Equity Index Fund	29,846,185	304,246	8,821,439	85,389	3,719,814	37,649	34,947,810	351,945
LargeCap S&P 500 Index Account	88,047,755	920,281	19,951,442	286,609	8,310,475	120,507	99,688,722	1,086,447
MidCap S&P 400 Index Fund	7,428,975	116,730	2,229,023	42,020	552,868	10,902	9,105,130	147,871
SmallCap S&P 600 Index Fund	6,038,091	114,137	1,986,817	46,385	669,504	16,484	7,355,404	144,123
		$2,445,887		$730,196		$329,755		$2,846,695

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond Market Index Account		$16,387			$236			$—
International Equity Index Fund		8,373			(41)			2,987
LargeCap S&P 500 Index Account		22,304			64			15,082
MidCap S&P 400 Index Fund		2,249			23			9,710
SmallCap S&P 600 Index Fund		2,297			85			10,580
		$51,610			$367			$38,359
Amounts in thousands except shares

See accompanying notes.

Schedule of Investments
Diversified Growth Managed Volatility Account
December 31, 2015

INVESTMENT COMPANIES - 100.03%		Shares Held	Value (000's)
Principal Funds, Inc. Institutional Class - 19.91%
International Equity Index Fund (a)		2,756,555	$25,195
MidCap S&P 400 Index Fund (a)		718,180	12,568
SmallCap S&P 600 Index Fund (a)		580,172	12,532
			$50,295

Principal Variable Contracts Funds, Inc. Class 1 - 80.12%
Bond Market Index Account (a)		8,723,872	88,984
LargeCap S&P 500 Managed Volatility Index		10,062,306	113,402
Account (a)
			$202,386
TOTAL INVESTMENT COMPANIES			$252,681
Total Investments			$252,681
Liabilities in Excess of Other Assets, Net - (0.03)%			$(70)
TOTAL NET ASSETS - 100.00%			$252,611

(a) Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)
Fund Type			Percent
Domestic Equity Funds			54.83%
Fixed Income Funds			35.23%
International Equity Funds			9.97%
Liabilities in Excess of Other Assets, Net			(0.03)%
TOTAL NET ASSETS			100.00%

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2014	2014	Purchases	Purchases	Sales	Sales	2015	2015
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond Market Index Account	5,182,725	$52,705	4,539,637	$46,978	998,490	$10,279	8,723,872	$89,404
International Equity Index Fund	1,570,429	16,383	1,461,974	14,395	275,848	2,776	2,756,555	28,002
LargeCap S&P 500 Managed	6,049,724	65,740	4,798,925	53,907	786,343	8,801	10,062,306	110,845
Volatility Index Account
MidCap S&P 400 Index Fund	390,867	7,582	370,967	7,186	43,654	857	718,180	13,911
SmallCap S&P 600 Index Fund	317,668	7,764	311,756	7,428	49,252	1,208	580,172	13,984
		$150,174		$129,894		$23,921		$256,146

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond Market Index Account		$1,178			$—			$—
International Equity Index Fund			657		—			234
LargeCap S&P 500 Managed Volatility
Index Account			165		(1)			229
MidCap S&P 400 Index Fund			176		—			760
SmallCap S&P 600 Index Fund			180		—			827
		$2,356			$(1)			$2,050
Amounts in thousands except shares

See accompanying notes.

Schedule of Investments
Diversified Income Account
December 31, 2015

INVESTMENT COMPANIES - 100.03%	Shares Held		Value (000's)
Principal Funds, Inc. Institutional Class - 9.93%
International Equity Index Fund (a)		865,340	$7,909
MidCap S&P 400 Index Fund (a)		338,175	5,918
SmallCap S&P 600 Index Fund (a)		273,191	5,901
			$19,728

Principal Variable Contracts Funds, Inc. Class 1 - 90.10%
Bond Market Index Account (a)		12,714,521	129,688
LargeCap S&P 500 Index Account (a)		3,428,317	49,402
			$179,090
TOTAL INVESTMENT COMPANIES			$198,818
Total Investments			$198,818
Liabilities in Excess of Other Assets, Net - (0.03)% $			(56)
TOTAL NET ASSETS - 100.00%			$198,762

(a) Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)
Fund Type			Percent
Fixed Income Funds			65.25%
Domestic Equity Funds			30.80%
International Equity Funds			3.98%
Liabilities in Excess of Other Assets, Net			(0.03)%
TOTAL NET ASSETS			100.00%

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2014	2014	Purchases	Purchases	Sales	Sales	2015	2015
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond Market Index Account	10,654,542	$108,077	4,123,044	$42,599	2,063,065	$21,310	12,714,521	$129,365
International Equity Index Fund	695,303	7,181	363,605	3,530	193,568	1,942	865,340	8,768
LargeCap S&P 500 Index Account	2,848,873	33,071	1,358,830	19,375	779,386	11,356	3,428,317	41,108
MidCap S&P 400 Index Fund	259,609	4,370	137,306	2,610	58,740	1,161	338,175	5,822
SmallCap S&P 600 Index Fund	211,009	4,379	117,614	2,756	55,432	1,352	273,191	5,787
		$157,078		$70,870		$37,121		$190,850

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Bond Market Index Account		$1,766			$(1)			$—
International Equity Index Fund			206		(1)			74
LargeCap S&P 500 Index Account			719		18			486
MidCap S&P 400 Index Fund			83		3			359
SmallCap S&P 600 Index Fund			85		4			391
		$2,859			$23			$1,310
Amounts in thousands except shares

See accompanying notes.

Schedule of Investments
Diversified International Account
December 31, 2015

COMMON STOCKS - 99.17%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Advertising - 0.41%			Commercial Services - 1.04%
WPP PLC	48,864	$1,124	Ashtead Group PLC	59,332	$977
			Ritchie Bros Auctioneers Inc	21,600	520
			TAL Education Group ADR(a)	29,298	1,361
Aerospace & Defense - 0.93%					$2,858
Safran SA	25,313	1,739
Thales SA	10,891	815	Computers - 0.52%
		$2,554	Cap Gemini SA	15,262	1,416

Agriculture - 1.05%
Imperial Tobacco Group PLC	26,569	1,403	Diversified Financial Services - 2.23%
KT&G Corp	16,604	1,476	Euronext NV (c)	5,068	260
		$2,879	Intermediate Capital Group PLC	68,523	631
			Macquarie Group Ltd	46,671	2,792
Airlines - 1.35%			ORIX Corp	138,700	1,946
International Consolidated Airlines Group SA	116,052	1,040	Paragon Group of Cos PLC/The	93,498	486
Ryanair Holdings PLC ADR	30,707	2,655			$6,115
		$3,695
			Electric - 2.14%
Automobile Manufacturers - 4.46%			Enel SpA	357,272	1,498
Daimler AG	22,631	1,891	Iberdrola SA	335,293	2,377
Fuji Heavy Industries Ltd	43,600	1,796	Korea Electric Power Corp	46,917	1,988
Maruti Suzuki India Ltd	18,946	1,319			$5,863
Renault SA	21,668	2,169
Toyota Motor Corp	82,363	5,072	Electrical Components & Equipment - 0.28%
		$12,247	Prysmian SpA	35,729	781

Automobile Parts & Equipment - 1.44%
Bridgestone Corp	47,303	1,623	Electronics - 2.74%
Continental AG	9,679	2,341	Hon Hai Precision Industry Co Ltd	1,038,996	2,543
		$3,964	Hoya Corp	55,896	2,286
			Murata Manufacturing Co Ltd	18,659	2,684
Banks - 11.93%					$7,513
Axis Bank Ltd	178,579	1,205
Bank of Ireland (a)	2,500,338	916	Energy - Alternate Sources - 0.68%
Bank of Kyoto Ltd/The	70,726	656	Vestas Wind Systems A/S	26,703	1,865
Bank of Montreal	37,267	2,103
Canadian Imperial Bank of Commerce/Canada	18,200	1,199	Engineering & Construction - 1.55%
China Construction Bank Corp	2,080,728	1,419	Acciona SA	8,726	747
Commonwealth Bank of Australia	25,251	1,561	Promotora y Operadora de Infraestructura	57,493	676
Danske Bank A/S	57,331	1,538	SAB de CV (a)
HDFC Bank Ltd (b)	15,377	309
			Skanska AB	40,506	786
HDFC Bank Ltd ADR	7,514	463	Vinci SA	32,032	2,053
KBC Groep NV	22,987	1,437			$4,262
Mediobanca SpA	152,612	1,463
Mitsubishi UFJ Financial Group Inc	489,449	3,032	Entertainment - 0.24%
Mizuho Financial Group Inc	1,308,970	2,618	Betfair Group PLC	11,346	652
Nordea Bank AB	204,756	2,247
Royal Bank of Canada	41,059	2,200	Food - 3.56%
Skandinaviska Enskilda Banken AB	163,895	1,724	Delhaize Group	19,767	1,924
Sumitomo Mitsui Financial Group Inc	43,044	1,625	Ezaki Glico Co Ltd	17,111	924
Svenska Handelsbanken AB	83,407	1,108	Greencore Group PLC	130,835	683
Toronto-Dominion Bank/The	82,608	3,238	Gruma SAB de CV	65,613	920
Yes Bank Ltd	64,646	705	JBS SA	294,400	919
		$32,766	Nestle SA	50,566	3,754
Beverages - 1.37%			Uni-President Enterprises Corp	397,280	662
Ambev SA	264,800	1,195			$9,786
Anheuser-Busch InBev SA/NV	20,563	2,559	Forest Products & Paper - 0.75%
		$3,754	Mondi PLC	77,616	1,521
Biotechnology - 1.25%			Smurfit Kappa Group PLC	21,414	549
China Biologic Products Inc (a)	5,252	748			$2,070
CSL Ltd	19,203	1,464
Genmab A/S (a)	9,182	1,221	Hand & Machine Tools - 0.33%
			Fuji Electric Co Ltd	218,263	915
		$3,433

Building Materials - 1.22%			Healthcare - Services - 1.27%
CRH PLC	74,655	2,153	Fresenius SE & Co KGaA	32,040	2,282
Kingspan Group PLC	44,647	1,204	Netcare Ltd	193,269	423
		$3,357	Ramsay Health Care Ltd	16,021	788
Chemicals - 1.71%					$3,493
Evonik Industries AG	34,233	1,132
Givaudan SA (a)	663	1,203	Home Builders - 2.99%
			Barratt Developments PLC	223,029	2,055
Lonza Group AG (a)	9,186	1,494	Persimmon PLC (a)	39,677	1,184
Yara International ASA	19,987	860	Sekisui House Ltd	128,532	2,161
		$4,689

See accompanying notes.

Schedule of Investments
Diversified International Account
December 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Home Builders (continued)			Private Equity - 0.49%
Taylor Wimpey PLC	945,017	$2,825	3i Group PLC	191,096	$1,354
		$8,225

Home Furnishings - 1.08%			Real Estate - 2.90%
Howden Joinery Group PLC	137,736	1,067	Brookfield Asset Management Inc	122,913	3,877
Steinhoff International Holdings NV	374,758	1,903	Cheung Kong Property Holdings Ltd	146,160	946
		$2,970	Deutsche Wohnen AG	46,630	1,289
			Vonovia SE	41,685	1,288
Insurance - 7.14%			Wheelock & Co Ltd	135,369	568
AXA SA	87,423	2,389			$7,968
BB Seguridade Participacoes SA	159,700	982
Direct Line Insurance Group PLC	413,603	2,479	REITS - 0.28%
Fairfax Financial Holdings Ltd	2,488	1,181	Segro PLC	122,423	775
Hannover Rueck SE	22,255	2,541
Legal & General Group PLC	410,851	1,621	Retail - 6.09%
NN Group NV	24,384	861	Alimentation Couche-Tard Inc	85,523	3,765
PICC Property & Casualty Co Ltd	342,225	676	CK Hutchison Holdings Ltd	200,011	2,689
Prudential PLC	84,787	1,910	Dollarama Inc	45,184	2,610
Sampo Oyj	28,768	1,461	GS Retail Co Ltd	17,588	801
SCOR SE	33,591	1,257	Next PLC	12,249	1,315
Tokio Marine Holdings Inc	57,950	2,238	Pandora A/S	26,459	3,336
		$19,596	Travis Perkins PLC	20,503	595
Internet - 1.96%			Wal-Mart de Mexico SAB de CV	637,222	1,608
Alibaba Group Holding Ltd ADR(a)	12,421	1,009			$16,719
Auto Trader Group PLC (a),(c)	172,056	1,122
			Semiconductors - 3.21%
Tencent Holdings Ltd	165,893	3,248	ARM Holdings PLC	90,436	1,378
		$5,379	Dialog Semiconductor PLC (a)	16,588	554
Investment Companies - 0.91%			Infineon Technologies AG	103,004	1,502
Investor AB	68,219	2,507	Samsung Electronics Co Ltd	2,333	2,488
			Taiwan Semiconductor Manufacturing Co Ltd	668,140	2,882
					$8,804
Leisure Products & Services - 0.27%
Yamaha Motor Co Ltd	33,083	742	Software - 1.70%
			HCL Technologies Ltd	58,046	749
			SAP SE	28,766	2,283
Media - 1.76%			UBISOFT Entertainment (a)	56,890	1,646
ITV PLC	800,663	3,260			$4,678
ProSiebenSat.1 Media SE	31,329	1,580
		$4,840	Telecommunications - 7.74%
			Bharti Infratel Ltd	155,786	1,005
Mining - 0.27%			BT Group PLC	443,360	3,079
BHP Billiton PLC	66,883	746	China Mobile Ltd	235,454	2,650
			China Telecom Corp Ltd	2,792,556	1,303
Miscellaneous Manufacturers - 1.31%			Deutsche Telekom AG	165,901	2,980
FUJIFILM Holdings Corp	58,480	2,441	KDDI Corp	89,662	2,329
Largan Precision Co Ltd	17,000	1,163	Nippon Telegraph & Telephone Corp	74,713	2,973
		$3,604	NTT DOCOMO Inc	78,800	1,616
			Orange SA	148,540	2,484
Oil & Gas - 3.95%			Proximus SADP	26,146	851
Bharat Petroleum Corp Ltd	65,555	880			$21,270
Caltex Australia Ltd	72,915	1,993
Canadian Natural Resources Ltd	68,400	1,494	Transportation - 1.89%
Lukoil PJSC ADR	30,754	996	Canadian National Railway Co	49,228	2,752
Statoil ASA	94,765	1,322	East Japan Railway Co	19,300	1,818
Suncor Energy Inc	71,270	1,840	Euronav NV	45,901	629
TOTAL SA	51,735	2,319			$5,199
		$10,844
			Water - 0.53%
Pharmaceuticals - 7.39%			Veolia Environnement SA	61,732	1,465
Actelion Ltd (a)	9,861	1,370
BTG PLC (a)	89,546	907	TOTAL COMMON STOCKS		$272,398
Novartis AG	34,230	2,944	INVESTMENT COMPANIES - 0.33%	Shares Held Value (000's)
Novo Nordisk A/S	77,184	4,469
Roche Holding AG	21,313	5,906	Publicly Traded Investment Fund - 0.33%
Shire PLC	42,612	2,924	BlackRock Liquidity Funds FedFund Portfolio	895,461	895
Teva Pharmaceutical Industries Ltd ADR	27,003	1,773
		$20,293	TOTAL INVESTMENT COMPANIES		$895

Pipelines - 0.86%
Keyera Corp	24,640	717
TransCanada Corp	50,573	1,652
		$2,369

See accompanying notes.

		Schedule of Investments
		Diversified International Account
		December 31, 2015

PREFERRED STOCKS - 0.22%	Shares Held	Value (000	's)
Chemicals - 0.22%
FUCHS PETROLUB SE	12,945	$610

TOTAL PREFERRED STOCKS		$610
Total Investments		$273,903
Other Assets in Excess of Liabilities, Net - 0.28%		$757
TOTAL NET ASSETS - 100.00%		$274,660

(a)	Non-Income Producing Security
(b)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. At the end of the period, the fair value of these securities totaled $309 or 0.11% of net assets.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $1,382 or 0.50% of net assets.

Portfolio Summary (unaudited)

Country	Percent
Japan	15.10%
United Kingdom	12.31%
Canada	10.61%
Germany	7.89%
France	7.20%
Switzerland	6.08%
Denmark	4.53%
Ireland	4.03%
China	3.56%
Australia	3.41%
Sweden	3.04%
Belgium	2.69%
Taiwan, Province Of China	2.64%
Hong Kong	2.50%
Korea, Republic Of	2.46%
India	2.42%
South Africa	1.39%
Italy	1.36%
Mexico	1.17%
Spain	1.14%
Brazil	1.13%
Norway	0.79%
Israel	0.65%
Finland	0.53%
Netherlands	0.40%
Russian Federation	0.36%
United States	0.33%
Other Assets in Excess of Liabilities, Net	0.28%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
Equity Income Account
December 31, 2015

COMMON STOCKS - 98.40%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Aerospace & Defense - 2.39%			Gas - 1.14%
Lockheed Martin Corp	29,848	$6,481	Sempra Energy	65,151	$6,125
Raytheon Co	50,716	6,316
		$12,797	Healthcare - Products - 2.30%
Apparel - 1.02%			Becton Dickinson and Co	29,455	4,539
VF Corp	88,161	5,488	Medtronic PLC	101,616	7,816
					$12,355

Automobile Manufacturers - 1.33%			Insurance - 6.40%
PACCAR Inc	150,879	7,152	ACE Ltd	125,268	14,638
			Allstate Corp/The	74,872	4,649
			Chubb Corp/The	8,861	1,175
Automobile Parts & Equipment - 2.36%			MetLife Inc	243,502	11,739
Autoliv Inc	62,592	7,810	Swiss Re AG ADR	86,116	2,111
Johnson Controls Inc	122,223	4,826			$34,312
		$12,636
			Machinery - Diversified - 2.09%
Banks - 9.97%			Deere & Co	147,211	11,228
Australia & New Zealand Banking Group Ltd	19,221	389
ADR
Bank of Nova Scotia/The	109,900	4,444	Media - 0.20%
Grupo Financiero Santander Mexico SAB de	246,333	2,136	Walt Disney Co/The	10,336	1,086
CV ADR
JPMorgan Chase & Co	200,491	13,238	Mining - 0.25%
M&T Bank Corp	34,420	4,171	BHP Billiton Ltd ADR	52,637	1,356
PNC Financial Services Group Inc/The	115,709	11,028
US Bancorp	191,696	8,180
Wells Fargo & Co	181,712	9,878	Miscellaneous Manufacturers - 1.97%
		$53,464	3M Co	21,396	3,223
			Parker-Hannifin Corp	75,603	7,332
Beverages - 0.81%					$10,555
Coca-Cola Co/The	100,807	4,331
			Oil & Gas - 9.57%
			Chevron Corp	68,995	6,207
Chemicals - 1.88%			Cimarex Energy Co	66,148	5,912
Air Products & Chemicals Inc	33,980	4,421	Crescent Point Energy Corp	42,920	500
EI du Pont de Nemours & Co	58,776	3,914	Exxon Mobil Corp	95,899	7,475
PPG Industries Inc	17,556	1,735	HollyFrontier Corp	34,006	1,357
		$10,070	Marathon Oil Corp	31,043	391
Computers - 4.33%			Marathon Petroleum Corp	221,020	11,458
Accenture PLC - Class A	17,741	1,854	Occidental Petroleum Corp	143,871	9,727
Apple Inc	126,952	13,363	Royal Dutch Shell PLC - B shares ADR	180,020	8,288
EMC Corp/MA	224,974	5,777			$51,315
International Business Machines Corp	16,406	2,258	Pharmaceuticals - 10.69%
		$23,252	Abbott Laboratories	205,408	9,225
Distribution & Wholesale - 0.82%			GlaxoSmithKline PLC ADR	26,484	1,069
Genuine Parts Co	50,956	4,377	Johnson & Johnson	63,849	6,559
			Merck & Co Inc	163,819	8,653
			Novartis AG ADR	74,117	6,377
Diversified Financial Services - 6.04%			Pfizer Inc	292,759	9,450
BlackRock Inc	33,526	11,416	Roche Holding AG ADR	267,784	9,230
Discover Financial Services	172,757	9,263	Teva Pharmaceutical Industries Ltd ADR	102,838	6,750
FNF Group	338,521	11,737			$57,313
		$32,416
			Pipelines - 2.36%
Electric - 5.43%			Enterprise Products Partners LP	349,458	8,939
Eversource Energy	143,302	7,318	Kinder Morgan Inc/DE	251,292	3,749
NextEra Energy Inc	56,058	5,824			$12,688
WEC Energy Group Inc	141,658	7,269
Xcel Energy Inc	242,868	8,721	Private Equity - 1.10%
		$29,132	KKR & Co LP	378,433	5,900

Electrical Components & Equipment - 0.74%
Emerson Electric Co	83,605	3,999	REITS - 4.38%
			American Capital Agency Corp	275,603	4,779
			Annaly Capital Management Inc	567,013	5,319
Electronics - 1.24%			Digital Realty Trust Inc	177,050	13,388
Garmin Ltd	59,172	2,199			$23,486
Honeywell International Inc	42,829	4,436
		$6,635	Retail - 1.97%
			Costco Wholesale Corp	25,967	4,194
Food - 3.12%			Starbucks Corp	90,506	5,433
Kraft Heinz Co/The	77,941	5,671	Tiffany & Co	12,167	928
Kroger Co/The	264,421	11,061			$10,555
		$16,732
			Semiconductors - 5.21%
			Applied Materials Inc	385,220	7,192

See accompanying notes.

			Schedule of Investments
			Equity Income Account
			December 31, 2015

COMMON STOCKS (continued)	Shares Held	Value (000	's)

Semiconductors (continued)
Maxim Integrated Products Inc	116,756		$4,437
Microchip Technology Inc	204,565		9,520
Taiwan Semiconductor Manufacturing Co Ltd	298,043		6,781
ADR
			$27,930

Software - 0.99%
Microsoft Corp	95,393		5,292

Telecommunications - 2.38%
BCE Inc	184,494		7,125
Verizon Communications Inc	121,607		5,621
			$12,746

Toys, Games & Hobbies - 1.96%
Hasbro Inc	156,030		10,510

Transportation - 1.96%
Norfolk Southern Corp	38,780		3,280
Union Pacific Corp	51,730		4,045
United Parcel Service Inc	33,123		3,188
			$10,513
TOTAL COMMON STOCKS			$527,746
INVESTMENT COMPANIES - 1.65%	Shares Held	Value (000	's)

Publicly Traded Investment Fund - 1.65%
BlackRock Liquidity Funds FedFund Portfolio	8,836,937		8,836

TOTAL INVESTMENT COMPANIES			$8,836
Total Investments			$536,582
Liabilities in Excess of Other Assets, Net - (0.05)%			$(241)
TOTAL NET ASSETS - 100.00%			$536,341

Portfolio Summary (unaudited)
Sector			Percent
Financial			27.89%
Consumer, Non-cyclical			16.92%
Energy			11.93%
Technology			10.53%
Industrial			10.39%
Consumer, Cyclical			9.46%
Utilities			6.57%
Communications			2.58%
Basic Materials			2.13%
Exchange Traded Funds			1.65%
Liabilities in Excess of Other Assets, Net			(0.05)%
TOTAL NET ASSETS			100.00%

See accompanying notes.

Schedule of Investments
Government & High Quality Bond Account
December 31, 2015

INVESTMENT COMPANIES - 0.95%	Shares Held Value (000's)			Principal
			BONDS (continued)	Amount (000's) Value (000's)
Publicly Traded Investment Fund - 0.95%
BlackRock Liquidity Funds FedFund Portfolio	2,750,964	$2,750	Home Equity Asset Backed Securities - 1.11%
			ACE Securities Corp Mortgage Loan Trust
TOTAL INVESTMENT COMPANIES		$2,750	Series 2007-D1
			6.34%, 02/25/2038(a),(b)	$1,800	$1,730

	Principal		6.93%, 02/25/2038(b)	1,476	1,456
BONDS- 30.96%	Amount (000's) Value (000's)
					$3,186
Commercial Mortgage Backed Securities - 14.05%
CFCRE Commercial Mortgage Trust 2011-			Mortgage Backed Securities - 15.77%
C1			Citigroup Mortgage Loan Trust 2009-11
5.87%, 04/15/2044(a),(b)	$1,000	$1,082	1.57%, 10/25/2035(a),(b)	73	73
Citigroup Commercial Mortgage Trust 2015-			Citigroup Mortgage Loan Trust 2010-10
GC35			2.56%, 02/25/2036(a),(b)	1,400	1,379
4.35%, 11/10/2048(a)	700	710	Fannie Mae Grantor Trust 2005-T1
COMM 2014-UBS4 Mortgage Trust			0.77%, 05/25/2035(a)	400	392
4.62%, 08/10/2047(a)	1,000	943	Fannie Mae Interest Strip
Ginnie Mae			3.50%, 12/25/2043	2,733	490
0.11%, 04/16/2053(a)	8,898	227	Fannie Mae REMICS
0.48%, 05/16/2053(a)	10,692	506	2.00%, 02/25/2040(a)	1,521	1,497
0.53%, 01/16/2054(a)	20,355	964	2.50%, 11/25/2041	1,051	1,056
0.57%, 02/16/2053(a)	19,006	869	3.00%, 04/25/2045	1,023	921
0.69%, 03/16/2049(a)	8,151	328	3.50%, 01/25/2028(a)	5,241	615
0.71%, 04/16/2047(a)	16,119	869	3.50%, 01/25/2040(a)	5,783	734
0.74%, 11/16/2045(a)	26,084	1,443	3.50%, 11/25/2042(a)	6,220	1,157
0.77%, 09/16/2051(a)	5,259	311	4.00%, 12/25/2039	3,155	343
0.78%, 12/16/2053(a)	14,632	847	4.00%, 11/25/2042(a)	3,263	774
0.80%, 02/16/2053(a)	20,752	1,374	7.00%, 04/25/2032	233	265
0.83%, 11/16/2052(a)	17,199	1,083	8.70%, 12/25/2019	2	2
0.84%, 10/16/2054(a)	14,419	701	Freddie Mac REMICS
0.88%, 03/16/2052(a)	16,824	1,231	1.50%, 04/15/2028	2,091	2,041
0.88%, 02/16/2053(a)	15,114	986	2.04%, 10/15/2040(a)	6,419	450
0.93%, 01/16/2053(a)	9,140	652	2.50%, 11/15/2028(a)	6,853	498
0.95%, 07/16/2047(a)	8,506	565	2.50%, 11/15/2032	1,621	1,590
0.95%, 09/16/2053(a)	11,620	461	2.50%, 01/15/2043(a)	4,232	597
0.95%, 02/16/2055(a)	25,453	1,130	2.50%, 02/15/2043	1,560	1,512
0.96%, 02/16/2046(a)	13,168	803	3.00%, 11/15/2030(a)	5,182	447
0.96%, 09/16/2053(a)	13,729	863	3.00%, 05/15/2033	2,700	2,657
0.96%, 01/16/2057(a)	8,026	641	3.00%, 06/15/2033(a)	9,085	830
1.01%, 10/16/2056(a)	6,947	589	3.00%, 11/15/2035	950	932
1.22%, 03/16/2049(a)	29,528	1,844	3.00%, 06/15/2040	876	897
2.27%, 03/16/2046(a)	1,602	1,590	3.50%, 10/15/2027	7,162	830
2.30%, 08/16/2041	1,766	1,790	3.50%, 08/15/2040(a)	5,563	558
2.63%, 09/16/2055(a)	598	592	4.00%, 05/15/2039	4,200	4,377
3.00%, 09/16/2049	350	332	4.00%, 10/15/2040	3,000	3,147
3.49%, 07/16/2045(a)	1,777	1,823	4.50%, 05/15/2037(a)	960	995
GS Mortgage Securities Trust 2011-GC5			Freddie Mac Strips
5.31%, 08/10/2044(a),(b)	900	901	1.95%, 10/15/2037(a)	18,870	1,285
GS Mortgage Securities Trust 2015-GC34			2.01%, 02/15/2038(a)	15,957	1,149
4.81%, 10/10/2048	900	864	3.00%, 12/15/2032(a)	9,693	1,164
JP Morgan Chase Commercial Mortgage			Ginnie Mae
Securities Trust 2011-C5			1.24%, 03/20/2041(a)	5,765	256
5.32%, 08/15/2046(a),(b)	2,000	2,203	3.50%, 12/20/2034(a)	5,681	312
JP Morgan Chase Commercial Mortgage			3.50%, 05/20/2039	382	395
Securities Trust 2013-C10			3.50%, 05/20/2043(a)	7,112	1,000
3.37%, 12/15/2047(a)	1,200	1,196	3.50%, 04/16/2044	618	608
JP Morgan Chase Commercial Mortgage			JP Morgan Mortgage Trust 2013-1
Securities Trust 2013-C16			3.00%, 03/25/2043(b)	1,485	1,452
4.94%, 12/15/2046(a)	1,800	1,935	New Residential Mortgage Loan Trust 2014-
JPMBB Commercial Mortgage Securities			1
Trust 2014-C25			5.00%, 01/25/2054(a),(b)	1,854	1,990
4.45%, 11/15/2047(a)	1,000	967	New Residential Mortgage Loan Trust 2014-
WFRBS Commercial Mortgage Trust 2013-			3
C14			4.75%, 11/25/2054(a),(b)	1,290	1,357
4.00%, 06/15/2046(a),(b)	1,000	897	New Residential Mortgage Loan Trust 2015-
WFRBS Commercial Mortgage Trust 2014-			2
C23			5.60%, 08/25/2055(a)	1,400	1,449
4.38%, 10/15/2057(a)	1,000	1,026	Springleaf Mortgage Loan Trust 2013-3
WFRBS Commercial Mortgage Trust 2014-			3.79%, 09/25/2057(a),(b)	1,000	1,010
LC14					$45,483
4.34%, 03/15/2047(a)	2,450	2,407
			Other Asset Backed Securities - 0.03%
		$40,545	Chase Funding Trust Series 2004-1
			0.88%, 12/25/2033(a)	98	91

			TOTAL BONDS		$89,305

See accompanying notes.

Schedule of Investments
Government & High Quality Bond Account
December 31, 2015

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS - 67.53%	Amount (000's) Value (000's)		AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)
Federal Home Loan Mortgage Corporation (FHLMC) -			Federal Home Loan Mortgage Corporation (FHLMC)
14.39%			(continued)
2.00%, 02/01/2028	$1,842	$1,827	6.50%, 12/01/2027	$7	$7
2.00%, 03/01/2028	468	464	6.50%, 01/01/2028	8	9
2.48%, 09/01/2032(a)	27	28	6.50%, 03/01/2028	5	6
2.50%, 09/01/2027	670	682	6.50%, 09/01/2028	2	2
2.50%, 02/01/2028	1,357	1,380	6.50%, 10/01/2028	32	36
3.00%, 02/01/2027	513	530	6.50%, 11/01/2028	7	8
3.00%, 08/01/2042	1,122	1,121	6.50%, 12/01/2028	16	18
3.00%, 10/01/2042	1,543	1,544	6.50%, 03/01/2029	7	8
3.00%, 10/01/2042	797	798	6.50%, 07/01/2031	68	77
3.00%, 10/01/2042	1,435	1,436	6.50%, 08/01/2031	6	7
3.00%, 05/01/2043	1,619	1,619	6.50%, 10/01/2031	9	10
3.50%, 02/01/2032	2,153	2,251	6.50%, 10/01/2031	16	19
3.50%, 04/01/2042	2,575	2,655	6.50%, 12/01/2031	31	36
3.50%, 04/01/2042	611	630	6.50%, 02/01/2032	28	32
3.50%, 05/01/2042	885	914	6.50%, 05/01/2032	65	74
3.50%, 07/01/2042	3,178	3,279	6.50%, 04/01/2035	10	12
3.50%, 09/01/2042	1,465	1,510	7.00%, 09/01/2023	12	13
3.50%, 10/01/2042	906	935	7.00%, 12/01/2023	5	6
3.50%, 02/01/2044	1,338	1,383	7.00%, 01/01/2024	6	7
4.00%, 12/01/2040	618	657	7.00%, 09/01/2027	7	8
4.00%, 07/01/2042	1,167	1,248	7.00%, 01/01/2028	58	65
4.00%, 01/01/2043	1,832	1,945	7.00%, 04/01/2028	32	38
4.00%, 06/01/2043	2,082	2,214	7.00%, 05/01/2028	5	5
4.50%, 08/01/2033	81	87	7.00%, 10/01/2031	13	16
4.50%, 07/01/2039	1,181	1,282	7.00%, 10/01/2031	17	19
4.50%, 12/01/2040	1,253	1,352	7.00%, 04/01/2032	96	113
4.50%, 05/01/2041	1,205	1,308	7.50%, 10/01/2030	16	19
4.50%, 11/01/2043	1,594	1,755	7.50%, 02/01/2031	7	7
5.00%, 10/01/2025	285	311	7.50%, 02/01/2031	7	8
5.00%, 02/01/2033	354	391	7.50%, 02/01/2031	14	16
5.00%, 06/01/2033	296	329	8.00%, 10/01/2030	28	33
5.00%, 05/01/2035	126	138	8.00%, 12/01/2030	2	2
5.00%, 07/01/2035	58	65	8.50%, 07/01/2029	32	36
5.00%, 07/01/2035	25	27			$41,506
5.00%, 07/01/2035	211	233
5.00%, 10/01/2035	98	109	Federal National Mortgage Association (FNMA) - 35.95%
5.50%, 04/01/2018	29	29	2.00%, 10/01/2027	675	669
5.50%, 03/01/2024	16	18	2.00%, 10/01/2027	1,749	1,735
5.50%, 03/01/2033	239	266	2.00%, 07/01/2030	1,432	1,408
			2.32%, 12/01/2032(a)	48	50
5.50%, 04/01/2038	18	20	2.34%, 07/01/2034(a)	66	70
5.50%, 05/01/2038	94	104	2.48%, 12/01/2033(a)	191	200
6.00%, 04/01/2017	10	10
6.00%, 04/01/2017	14	14	2.50%, 05/01/2027	1,755	1,784
6.00%, 05/01/2017	11	11	2.50%, 06/01/2027	2,103	2,137
6.00%, 07/01/2017	6	6	2.50%, 06/01/2027	1,662	1,689
6.00%, 12/01/2023	8	9	2.50%, 05/01/2028	1,070	1,086
6.00%, 05/01/2031	21	24	2.50%, 07/01/2028	783	786
6.00%, 12/01/2031	26	29	3.00%, 05/01/2028	1,390	1,436
6.00%, 09/01/2032	30	34	3.00%, 05/01/2029	1,617	1,672
6.00%, 11/01/2033	52	59	3.00%, 10/01/2042	2,310	2,325
6.00%, 11/01/2033	72	81	3.00%, 11/01/2042	790	789
6.00%, 05/01/2034	341	381	3.00%, 11/01/2042	2,500	2,516
6.00%, 05/01/2034	196	224	3.00%, 01/01/2043	1,062	1,069
6.00%, 09/01/2034	107	122	3.00%, 02/01/2043	1,572	1,585
6.00%, 02/01/2035	112	128	3.00%, 02/01/2043	1,623	1,630
6.00%, 10/01/2036(a)	108	123	3.00%, 04/01/2043	1,460	1,458
6.00%, 03/01/2037	78	89	3.00%, 04/01/2045	965	966
6.00%, 01/01/2038	172	195	3.50%, 02/01/2042	1,735	1,802
6.00%, 01/01/2038(a)	52	59	3.50%, 09/01/2042	3,041	3,150
6.00%, 04/01/2038	85	96	3.50%, 11/01/2042	2,147	2,225
6.50%, 11/01/2016	3	3	3.50%, 12/01/2042	2,214	2,294
6.50%, 06/01/2017	17	17	3.50%, 02/01/2043	791	823
6.50%, 06/01/2018	5	5	3.50%, 10/01/2044	920	955
6.50%, 08/01/2021	5	5	3.50%, 11/01/2044	927	963
6.50%, 12/01/2021	32	36	3.50%, 03/01/2045	2,263	2,342
6.50%, 04/01/2022	35	40	3.50%, 03/01/2045	947	981
6.50%, 05/01/2022	14	16	3.50%, 06/01/2045	1,629	1,692
6.50%, 05/01/2023	19	20	3.50%, 09/01/2045	1,375	1,423
6.50%, 04/01/2024	7	8	4.00%, 01/01/2034	1,003	1,073
6.50%, 04/01/2026	5	6	4.00%, 11/01/2040	983	1,044
6.50%, 05/01/2026	3	3	4.00%, 12/01/2040	940	1,003
6.50%, 05/01/2026	6	7	4.00%, 01/01/2041	2,019	2,142

See accompanying notes.

Schedule of Investments
Government & High Quality Bond Account
December 31, 2015

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)		AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)

Federal National Mortgage Association (FNMA) (continued)			Federal National Mortgage Association (FNMA) (continued)
4.00%, 02/01/2041	$1,724	$1,828	6.50%, 06/01/2016	$2	$2
4.00%, 02/01/2041	2,352	2,510	6.50%, 08/01/2017	12	12
4.00%, 03/01/2041	2,333	2,474	6.50%, 11/01/2023	26	30
4.00%, 04/01/2041	1,868	1,982	6.50%, 05/01/2024	20	23
4.00%, 11/01/2041	930	987	6.50%, 09/01/2024	22	26
4.00%, 02/01/2042	1,457	1,555	6.50%, 07/01/2025	13	15
4.00%, 04/01/2042	1,081	1,147	6.50%, 08/01/2025	34	38
4.00%, 08/01/2043	808	867	6.50%, 02/01/2026	8	10
4.00%, 10/01/2043	747	797	6.50%, 03/01/2026	2	2
4.00%, 10/01/2043	796	845	6.50%, 05/01/2026	5	5
4.00%, 08/01/2044	893	956	6.50%, 06/01/2026	3	3
4.00%, 10/01/2044	2,756	2,931	6.50%, 07/01/2028	12	13
4.00%, 09/01/2045	2,761	2,956	6.50%, 09/01/2028	20	23
4.50%, 12/01/2019	40	42	6.50%, 02/01/2029	4	5
4.50%, 01/01/2020	159	166	6.50%, 03/01/2029	11	12
4.50%, 08/01/2039	769	846	6.50%, 04/01/2029	5	6
4.50%, 09/01/2039	1,201	1,311	6.50%, 06/01/2031	10	12
4.50%, 03/01/2042	774	852	6.50%, 06/01/2031	12	14
4.50%, 09/01/2043	1,264	1,394	6.50%, 09/01/2031	18	21
4.50%, 09/01/2043	3,026	3,338	6.50%, 01/01/2032	4	5
4.50%, 10/01/2043	1,546	1,703	6.50%, 04/01/2032	64	73
4.50%, 11/01/2043	1,720	1,896	6.50%, 08/01/2032	22	26
4.50%, 05/01/2044	1,742	1,888	6.50%, 11/01/2032	33	37
4.50%, 09/01/2044	894	986	6.50%, 02/01/2033	32	37
5.00%, 01/01/2018	75	78	6.50%, 07/01/2034	134	154
5.00%, 11/01/2018	64	67	6.50%, 12/01/2036	82	94
5.00%, 05/01/2033	2,191	2,464	6.50%, 07/01/2037	57	67
5.00%, 05/01/2034	370	409	6.50%, 07/01/2037	41	47
5.00%, 04/01/2035	233	261	6.50%, 02/01/2038	43	50
5.00%, 04/01/2035	183	205	7.00%, 01/01/2027	2	2
5.00%, 07/01/2035	11	12	7.00%, 11/01/2027	8	8
5.00%, 02/01/2038	599	673	7.00%, 08/01/2028	28	31
5.00%, 03/01/2038	846	949	7.00%, 12/01/2028	23	26
5.00%, 02/01/2040	2,446	2,759	7.00%, 10/01/2029	29	33
5.00%, 07/01/2041	1,909	2,153	7.00%, 05/01/2031	5	5
5.00%, 07/01/2041	1,090	1,213	7.00%, 11/01/2031	56	63
5.50%, 08/01/2017	19	19	7.50%, 04/01/2022	1	1
5.50%, 12/01/2017	16	17	7.50%, 11/01/2029	15	16
5.50%, 01/01/2018	41	42	8.00%, 05/01/2027	24	25
5.50%, 07/01/2019	32	34	8.00%, 09/01/2027	11	11
5.50%, 08/01/2019	10	10	8.00%, 06/01/2030	4	4
5.50%, 08/01/2019	8	8	8.50%, 10/01/2027	33	35
5.50%, 08/01/2019	9	10	9.00%, 09/01/2030	9	11
5.50%, 08/01/2019	73	77			$103,702
5.50%, 08/01/2019	19	20	Government National Mortgage Association (GNMA) -
5.50%, 08/01/2019	9	9	7.36%
5.50%, 09/01/2019	44	46	3.00%, 04/15/2027	1,057	1,097
5.50%, 10/01/2019	19	20	3.00%, 11/15/2042	1,593	1,617
5.50%, 05/01/2024	17	19	3.00%, 12/15/2042	2,992	3,044
5.50%, 05/01/2033	35	38	3.00%, 02/15/2043	2,359	2,407
5.50%, 06/01/2033	138	155	3.50%, 12/20/2041	1,616	1,690
5.50%, 06/01/2033	108	121	3.50%, 01/15/2043	1,852	1,938
5.50%, 09/01/2033	588	669	3.50%, 06/20/2043	1,249	1,310
5.50%, 02/01/2037	15	16	4.00%, 03/20/2040	1,587	1,700
5.50%, 03/01/2038	215	244	4.00%, 08/15/2041	1,603	1,729
5.50%, 03/01/2038	316	355	4.50%, 07/15/2040	1,307	1,425
5.50%, 08/01/2038	172	195	5.00%, 09/15/2033	10	11
6.00%, 08/01/2016	1	1	5.00%, 02/15/2034	581	647
6.00%, 12/01/2016	10	10	5.00%, 09/15/2039	86	95
6.00%, 08/01/2017	28	28	5.50%, 07/20/2033	261	292
6.00%, 06/01/2022	37	42	5.50%, 11/15/2033	47	53
6.00%, 11/01/2028	22	25	5.50%, 03/20/2034	282	315
6.00%, 08/01/2031	79	90	5.50%, 05/20/2035	246	274
6.00%, 12/01/2031	18	21	5.50%, 01/15/2039	83	93
6.00%, 01/01/2033	106	121	5.50%, 03/15/2039	192	214
6.00%, 02/01/2034	28	31	6.00%, 06/20/2024	53	59
6.00%, 05/01/2037	295	329	6.00%, 02/20/2026	6	6
6.00%, 07/01/2037	254	287	6.00%, 04/20/2026	9	11
6.00%, 11/01/2037	43	48	6.00%, 05/20/2026	5	6
6.00%, 12/01/2037	20	22	6.00%, 06/20/2026	10	11
6.00%, 03/01/2038	134	153	6.00%, 06/20/2026	7	8
6.00%, 08/01/2038	673	765	6.00%, 07/20/2026	5	6

See accompanying notes.

Schedule of Investments
Government & High Quality Bond Account
December 31, 2015

U.S. GOVERNMENT & GOVERNMENT	Principal		Portfolio Summary (unaudited)
AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)		Sector	Percent
Government National Mortgage Association (GNMA)			Mortgage Securities	87.52%
(continued)			Government	9.83%
6.00%, 09/20/2026	$9	$10	Asset Backed Securities	1.14%
6.00%, 03/20/2027	23	25	Exchange Traded Funds	0.95%
6.00%, 01/20/2028	7	8	Other Assets in Excess of Liabilities, Net	0.56%
6.00%, 03/20/2028	4	5	TOTAL NET ASSETS	100.00%
6.00%, 06/20/2028	25	28
6.00%, 07/20/2028	16	18
6.00%, 02/20/2029	15	18
6.00%, 03/20/2029	30	34
6.00%, 07/20/2029	32	36
6.00%, 05/20/2032(a)	52	60
6.00%, 07/20/2033	206	234
6.50%, 12/20/2025	13	15
6.50%, 01/20/2026	22	23
6.50%, 02/20/2026	13	15
6.50%, 03/20/2031	18	21
6.50%, 04/20/2031	20	23
7.00%, 01/15/2028	2	3
7.00%, 01/15/2028	5	5
7.00%, 01/15/2028	1	2
7.00%, 01/15/2028	9	10
7.00%, 01/15/2028	1	2
7.00%, 03/15/2028	107	118
7.00%, 05/15/2028	53	58
7.00%, 01/15/2029	18	19
7.00%, 03/15/2029	6	6
7.00%, 05/15/2031	14	17
7.00%, 06/20/2031	14	16
7.00%, 09/15/2031	41	47
7.00%, 06/15/2032	216	250
7.50%, 01/15/2023	1	1
7.50%, 01/15/2023	1	1
7.50%, 02/15/2023	1	1
7.50%, 02/15/2023	2	2
7.50%, 04/15/2023	14	15
7.50%, 06/15/2023	1	1
7.50%, 07/15/2023	1	1
7.50%, 09/15/2023	3	3
7.50%, 09/15/2023	4	4
7.50%, 10/15/2023	7	8
7.50%, 11/15/2023	7	7
8.00%, 07/15/2026	2	2
8.00%, 08/15/2026	4	4
8.00%, 01/15/2027	1	2
8.00%, 02/15/2027	1	1
		$21,237

U.S. Treasury - 9.83%
2.25%, 11/30/2017	5,000	5,110
3.00%, 11/15/2044	3,800	3,786
3.13%, 05/15/2021	7,000	7,445
4.25%, 11/15/2040	2,800	3,462
5.25%, 11/15/2028	3,000	3,920
6.25%, 08/15/2023	3,600	4,646
		$28,369
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS		$194,814
Total Investments		$286,869
Other Assets in Excess of Liabilities, Net - 0.56%		$1,627
TOTAL NET ASSETS - 100.00%		$288,496

(a)	Variable Rate. Rate shown is in effect at December 31, 2015.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $15,530 or 5.38% of net assets.

See accompanying notes.

Schedule of Investments
Income Account
December 31, 2015

COMMON STOCKS - 0.00%	Shares Held	Value (000	's)		Principal
				BONDS (continued)	Amount (000's) Value (000's)
Computers - 0.00%
GCB S3 Inc (a),(b)	500,000	$—		Banks (continued)
				SunTrust Bank/Atlanta GA
				2.75%, 05/01/2023	$1,000	$956
Transportation - 0.00%				US Bancorp
Trailer Bridge Inc (a),(b)	1,186	—
				1.65%, 05/15/2017	3,000	3,009
				3.60%, 09/11/2024	250	254
TOTAL COMMON STOCKS		$—		Wells Fargo & Co
INVESTMENT COMPANIES - 3.07%	Shares Held	Value (000	's)	7.98%, 12/31/2049(c),(e)	2,000	2,078
Publicly Traded Investment Fund - 3.07%						$21,786
BlackRock Liquidity Funds FedFund Portfolio	7,886,645	7,887		Beverages - 1.18%
				Anheuser-Busch InBev Worldwide Inc
TOTAL INVESTMENT COMPANIES		$7,887		2.50%, 07/15/2022	750	721
	Principal			7.75%, 01/15/2019	1,000	1,156
BONDS - 62.68%	Amount (000's)	Value (000	's)	Innovation Ventures LLC / Innovation
				Ventures Finance Corp
Aerospace & Defense - 0.43%				9.50%, 08/15/2019(d)	1,114	1,156
Boeing Co/The
8.75%, 08/15/2021	$850	$1,119				$3,033
				Biotechnology - 1.82%
Airlines - 0.01%				Amgen Inc
Southwest Airlines Co 1994-A Pass Through				3.63%, 05/15/2022	500	514
Trust				3.88%, 11/15/2021	2,000	2,084
9.15%, 07/01/2016	24	24		Gilead Sciences Inc
				3.65%, 03/01/2026	1,000	1,008
				4.40%, 12/01/2021	1,000	1,080
Automobile Floor Plan Asset Backed Securities - 3.87%						$4,686
Ally Master Owner Trust
0.78%, 04/15/2018(c)	2,000	1,999		Chemicals - 0.57%
BMW Floorplan Master Owner Trust				Airgas Inc
0.83%, 07/15/2020(c),(d)	1,500	1,491		1.65%, 02/15/2018	1,000	996
CNH Wholesale Master Note Trust				Eagle Spinco Inc
0.93%, 08/15/2019(c),(d)	2,000	1,997		4.63%, 02/15/2021	500	460
Ford Credit Floorplan Master Owner Trust A						$1,456
0.71%, 01/15/2018(c)	1,000	1,000
0.73%, 02/15/2019(c)	500	498		Commercial Services - 0.89%
				ERAC USA Finance LLC
Nissan Master Owner Trust Receivables				6.38%, 10/15/2017(d)	1,000	1,074
0.63%, 02/15/2018(c)	1,000	1,000
				7.00%, 10/15/2037(d)	1,000	1,219
Volkswagen Credit Auto Master Trust
0.75%, 07/22/2019(c),(d)	2,000	1,978				$2,293
		$9,963		Computers - 0.66%
				Apple Inc

Automobile Manufacturers - 1.18%				2.40%, 05/03/2023	1,750	1,705
American Honda Finance Corp
0.82%, 10/07/2016(c)	500	501
Ford Motor Credit Co LLC				Credit Card Asset Backed Securities - 0.90%
3.98%, 06/15/2016	2,000	2,022		Cabela's Credit Card Master Note Trust
General Motors Co				0.68%, 03/16/2020(c)	1,325	1,322
4.88%, 10/02/2023	500	511		0.88%, 10/15/2019(c),(d)	500	500
		$3,034		1.00%, 07/17/2023(c)	500	501
						$2,323
Banks- 8.47%
Bank of America Corp				Diversified Financial Services - 1.87%
5.42%, 03/15/2017	800	833		GE Capital International Funding Co
8.00%, 07/29/2049(c),(e)	1,000	1,017		2.34%, 11/15/2020(d)	413	410
8.13%, 12/29/2049(c),(e)	1,000	1,018		General Electric Capital Corp
Bank of New York Mellon Corp/The				1.51%, 03/15/2023(c)	1,000	985
2.60%, 08/17/2020	500	502		5.30%, 02/11/2021	144	162
Citigroup Inc				International Lease Finance Corp
3.88%, 03/26/2025	1,000	973		8.75%, 03/15/2017(c)	1,000	1,065
4.50%, 01/14/2022	1,000	1,071		Jefferies Group LLC
Goldman Sachs Group Inc/The				6.25%, 01/15/2036	1,425	1,316
3.63%, 02/07/2016	500	501		8.50%, 07/15/2019	750	874
5.38%, 03/15/2020	2,000	2,197				$4,812
ING Bank NV
5.00%, 06/09/2021(d)	1,000	1,101		Electric - 5.35%
JPMorgan Chase & Co				Exelon Generation Co LLC
3.63%, 05/13/2024	1,000	1,015		6.20%, 10/01/2017	1,000	1,067
7.90%, 04/29/2049(c),(e)	1,000	1,018		GenOn Americas Generation LLC
Morgan Stanley				8.50%, 10/01/2021	1,250	916
5.50%, 07/28/2021	1,000	1,120		GenOn Energy Inc
6.25%, 08/09/2026	850	995		9.88%, 10/15/2020	750	555
PNC Financial Services Group Inc/The				LG&E and KU Energy LLC
6.75%, 07/29/2049(c),(e)	2,000	2,128		4.38%, 10/01/2021	1,000	1,057
				Metropolitan Edison Co
				3.50%, 03/15/2023(d)	1,000	982

See accompanying notes.

Schedule of Investments
Income Account
December 31, 2015

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Electric (continued)			Iron & Steel (continued)
Oncor Electric Delivery Co LLC			ArcelorMittal
7.00%, 09/01/2022	$2,000	$2,402	6.50%, 03/01/2021(c)	$2,000	$1,610
PacifiCorp					$3,085
5.25%, 06/15/2035	850	949
6.25%, 10/15/2037	500	618	Leisure Products & Services - 1.10%
Solar Star Funding LLC			Carnival Corp
5.38%, 06/30/2035(d)	1,500	1,666	7.20%, 10/01/2023	1,475	1,756
Southwestern Electric Power Co			Royal Caribbean Cruises Ltd
3.55%, 02/15/2022	1,000	1,015	7.25%, 03/15/2018	1,000	1,080
TransAlta Corp					$2,836
4.50%, 11/15/2022	1,750	1,520	Lodging - 0.30%
Tucson Electric Power Co			Boyd Gaming Corp
3.85%, 03/15/2023	1,000	1,001	6.88%, 05/15/2023	750	771
		$13,748

Electronics - 0.49%			Media- 2.74%
Corning Inc			21st Century Fox America Inc
4.75%, 03/15/2042	750	704	6.40%, 12/15/2035	1,000	1,152
6.63%, 05/15/2019	500	561	8.00%, 10/17/2016	1,000	1,052
		$1,265	Comcast Corp
			6.45%, 03/15/2037	2,000	2,489
Entertainment - 0.20%

			Historic TW Inc
Greektown Holdings LLC/Greektown			9.15%, 02/01/2023	250	324
Mothership Corp
8.88%, 03/15/2019(d)	250	252	Time Warner Cable Inc
			6.55%, 05/01/2037	1,500	1,518

Peninsula Gaming LLC / Peninsula Gaming			6.75%, 06/15/2039	500	502
Corp
8.38%, 02/15/2018(d)	250	254			$7,037
		$506	Oil & Gas - 5.58%
			BG Energy Capital PLC
Environmental Control - 0.98%			4.00%, 10/15/2021(d)	2,000	2,076

ADS Waste Holdings Inc
8.25%, 10/01/2020	1,500	1,511	BP Capital Markets PLC
			3.25%, 05/06/2022	1,000	987

Republic Services Inc			4.75%, 03/10/2019	2,000	2,139
3.55%, 06/01/2022	1,000	1,021
			Linn Energy LLC / Linn Energy Finance
		$2,532	Corp
Food- 0.20%			6.50%, 05/15/2019	1,000	175
Kraft Heinz Foods Co			Nabors Industries Inc
3.95%, 07/15/2025(d)	500	505	5.00%, 09/15/2020	1,000	877
			Petro-Canada
			9.25%, 10/15/2021	1,075	1,370
Forest Products & Paper - 0.83%			Phillips 66
Plum Creek Timberlands LP			4.30%, 04/01/2022	1,000	1,029
4.70%, 03/15/2021	2,000	2,128	Rowan Cos Inc
			4.88%, 06/01/2022	750	552
Healthcare - Services - 1.85%			5.00%, 09/01/2017	2,000	1,985
HCA Inc			W&T Offshore Inc
7.50%, 11/06/2033	250	266	8.50%, 06/15/2019	2,500	875
HealthSouth Corp			Whiting Petroleum Corp
5.75%, 11/01/2024	500	477	5.75%, 03/15/2021	1,250	911
7.75%, 09/15/2022	546	568	XTO Energy Inc
Roche Holdings Inc			6.75%, 08/01/2037	1,000	1,373
0.94%, 09/30/2019(c),(d)	2,000	1,978			$14,349

Vantage Oncology LLC / Vantage Oncology			Oil & Gas Services - 1.72%
Finance Co
9.50%, 06/15/2017(d)	1,750	1,479	Archrock Partners LP / Archrock Partners
			Finance Corp
		$4,768	6.00%, 04/01/2021	2,000	1,645
Insurance - 2.69%			Schlumberger Holdings Corp
Fidelity National Financial Inc			3.63%, 12/21/2022(d)	500	494
6.60%, 05/15/2017	2,500	2,638	4.00%, 12/21/2025(d)	500	493
First American Financial Corp			Weatherford International Ltd/Bermuda
4.30%, 02/01/2023	2,000	1,986	4.50%, 04/15/2022	250	180
Prudential Financial Inc			5.13%, 09/15/2020	2,000	1,620
7.38%, 06/15/2019	1,000	1,160			$4,432
8.88%, 06/15/2068(c)	1,000	1,125
			Other Asset Backed Securities - 1.40%
		$6,909	Drug Royalty II LP 2
Iron & Steel - 1.20%			3.48%, 07/15/2023(c),(d)	1,607	1,619
Allegheny Technologies Inc			PFS Financing Corp
5.95%, 01/15/2021	2,000	1,180	0.88%, 02/15/2018(c),(d)	1,000	999
7.63%, 08/15/2023(c)	500	295	0.95%, 04/15/2020(c),(d)	1,000	983
					$3,601

See accompanying notes.

Schedule of Investments
Income Account
December 31, 2015

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's)	Value (000	's)

Packaging & Containers - 0.40%			Transportation (continued)
Sealed Air Corp			Trailer Bridge Inc
6.88%, 07/15/2033(d)	$1,000	$1,023	0.00%, 11/15/2016(a),(b),(f)	$2,000	$—
			16.50%, PIK 17.00%, 03/31/2017(b),(c),(f),(g)	2,605	2,341
					$2,591
Pharmaceuticals - 1.05%
AbbVie Inc			Trucking & Leasing - 0.79%
2.90%, 11/06/2022	1,000	967	Penske Truck Leasing Co Lp / PTL Finance
Actavis Funding SCS			Corp
3.80%, 03/15/2025	1,000	995	3.75%, 05/11/2017(d)	2,000	2,040
4.55%, 03/15/2035	750	729
		$2,691	TOTAL BONDS		$161,218
Pipelines - 2.60%			SENIOR FLOATING RATE INTERESTS -	Principal
ANR Pipeline Co			0.07%	Amount (000's)	Value (000	's)
9.63%, 11/01/2021	1,000	1,294	Transportation - 0.07%
Buckeye Partners LP			Trailer Bridge Inc, Term Loan
4.35%, 10/15/2024	500	421	10.00%, 04/02/2016 (b),(c),(f)	$183	$183
Columbia Pipeline Group Inc
4.50%, 06/01/2025(d)	1,000	906
			TOTAL SENIOR FLOATING RATE INTERESTS		$183
El Paso Natural Gas Co LLC			U.S. GOVERNMENT & GOVERNMENT	Principal
7.50%, 11/15/2026	2,100	2,088	AGENCY OBLIGATIONS - 33.84%	Amount (000's)	Value (000	's)
Express Pipeline LLC
7.39%, 12/31/2019(d)	396	417	Federal Home Loan Mortgage Corporation (FHLMC) -
			6.34%
Southeast Supply Header LLC			3.00%, 10/01/2042	$1,594	$1,595
4.25%, 06/15/2024(d)	750	719
			3.00%, 10/01/2042	797	798
Southern Natural Gas Co LLC			3.00%, 11/01/2042	789	790
8.00%, 03/01/2032	850	835	3.00%, 12/01/2042	359	359
		$6,680	3.50%, 10/01/2041	927	956
REITS- 6.55%			3.50%, 04/01/2042	2,033	2,096
Alexandria Real Estate Equities Inc			3.50%, 04/01/2042	1,221	1,260
4.30%, 01/15/2026	1,000	986	3.50%, 04/01/2045	984	1,016
4.60%, 04/01/2022	1,250	1,297	4.00%, 02/01/2045	890	942
BioMed Realty LP			4.50%, 08/01/2033	299	323
4.25%, 07/15/2022	1,000	994	4.50%, 05/01/2039	648	699
6.13%, 04/15/2020	1,000	1,085	4.50%, 06/01/2039	381	417
CubeSmart LP			4.50%, 07/01/2039	1,282	1,398
4.80%, 07/15/2022	1,750	1,864	4.50%, 12/01/2040	671	724
HCP Inc			4.50%, 10/01/2041	781	843
3.75%, 02/01/2019	1,000	1,032	5.00%, 08/01/2019	152	157
Hospitality Properties Trust			5.00%, 08/01/2035	938	1,032
4.65%, 03/15/2024	750	738	5.50%, 11/01/2017	22	23
5.00%, 08/15/2022	750	770	5.50%, 01/01/2018	10	10
Kimco Realty Corp			5.50%, 05/01/2031	41	46
6.88%, 10/01/2019	2,000	2,297	5.50%, 06/01/2035	67	74
Omega Healthcare Investors Inc			5.50%, 01/01/2036	211	238
5.25%, 01/15/2026(d)	500	510	5.50%, 04/01/2036	139	156
Simon Property Group LP			6.00%, 03/01/2031	22	25
10.35%, 04/01/2019	2,000	2,454	6.00%, 05/01/2032	43	49
Ventas Realty LP / Ventas Capital Corp			6.00%, 06/01/2038	189	216
3.25%, 08/15/2022	1,750	1,704	6.50%, 06/01/2029	16	18
Welltower Inc			6.50%, 08/01/2029	21	24
6.13%, 04/15/2020	1,000	1,120	7.00%, 01/01/2032	13	13
		$16,851	9.00%, 01/01/2025	4	4
					$16,301
Savings & Loans - 0.23%
First Niagara Financial Group Inc			Federal National Mortgage Association (FNMA) - 15.71%
7.25%, 12/15/2021	500	585	3.00%, 03/01/2042	1,376	1,381
			3.00%, 03/01/2042	1,415	1,421
			3.00%, 05/01/2042	753	756
Software - 0.76%			3.00%, 06/01/2042	1,383	1,389
Oracle Corp			3.00%, 06/01/2042	693	696
2.50%, 05/15/2022	1,000	982	3.00%, 08/01/2042	706	709
2.95%, 05/15/2025	1,000	974	3.50%, 12/01/2040	1,154	1,194
		$1,956	3.50%, 12/01/2041	414	428
Telecommunications - 0.81%			3.50%, 03/01/2042	689	713
Qwest Corp			3.50%, 04/01/2042	1,281	1,324
6.75%, 12/01/2021	2,000	2,095	3.50%, 02/01/2043	849	879
			3.50%, 06/01/2043	1,302	1,347
			3.50%, 03/01/2045	947	980
Transportation - 1.01%			4.00%, 03/01/2039	887	939
Navios Maritime Holdings Inc / Navios			4.00%, 08/01/2040	721	765
Maritime Finance II US Inc			4.00%, 09/01/2040	1,644	1,750
7.38%, 01/15/2022(d)	500	250	4.00%, 11/01/2040	856	908

See accompanying notes.			196

Schedule of Investments Income Account December 31, 2015

U.S. GOVERNMENT & GOVERNMENT	Principal		(b)	Fair value of these investments is determined in good faith by the Manager
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	under procedures established and periodically reviewed by the Board of
			Directors. At the end of the period, the fair value of these securities totaled
Federal National Mortgage Association (FNMA) (continued)			$2,524 or 0.98% of net assets.
4.00%, 10/01/2041	$704	$746	(c) Variable Rate. Rate shown is in effect at December 31, 2015.
4.00%, 10/01/2041	950	1,008	(d)	Security exempt from registration under Rule 144A of the Securities Act of
4.00%, 11/01/2041	1,036	1,099	1933. These securities may be resold in transactions exempt from
4.00%, 04/01/2042	623	660	registration, normally to qualified institutional buyers. At the end of the
4.00%, 11/01/2043	1,998	2,132	period, the value of these securities totaled $30,571 or 11.89% of net
4.00%, 11/01/2043	776	824	assets.
4.00%, 01/01/2044	1,779	1,890	(e)	Perpetual security. Perpetual securities pay an indefinite stream of
4.00%, 02/01/2044	2,397	2,552	interest, but they may be called by the issuer at an earlier date.
4.00%, 09/01/2044	827	876	(f)	Security is Illiquid. At the end of the period, the value of these securities
4.50%, 06/01/2039	264	286	totaled $2,524 or 0.98% of net assets.
4.50%, 08/01/2039	353	387	(g)	Payment in kind; the issuer has the option of paying additional securities
4.50%, 05/01/2040	1,106	1,203	in lieu of cash.
4.50%, 08/01/2040	1,238	1,340
4.50%, 10/01/2040	1,202	1,301
4.50%, 12/01/2040	699	760
4.50%, 08/01/2041	857	928	Portfolio Summary (unaudited)
4.50%, 05/01/2044	1,288	1,396	Sector	Percent
5.00%, 01/01/2018	35	36	Mortgage Securities	22.10%
5.00%, 08/01/2035	399	440	Financial	19.81%
5.00%, 04/01/2039	240	268	Government	11.74%
5.00%, 12/01/2039	259	285	Energy	9.90%
5.00%, 04/01/2040	723	808	Consumer, Non-cyclical	6.99%
5.00%, 06/01/2040	628	701	Asset Backed Securities	6.17%
5.50%, 03/01/2033	40	44	Utilities	5.34%
5.50%, 06/01/2033	202	228	Industrial	4.18%
5.50%, 02/01/2035	391	440	Communications	3.55%
6.00%, 04/01/2032	50	57	Exchange Traded Funds	3.07%
6.50%, 05/01/2031	5	6	Consumer, Cyclical	2.79%
6.50%, 04/01/2032	73	83	Basic Materials	2.60%
6.50%, 05/01/2032	30	35	Technology	1.42%
7.00%, 01/01/2030	2	2	Other Assets in Excess of Liabilities, Net	0.34%
		$40,400	TOTAL NET ASSETS	100.00%
Government National Mortgage Association (GNMA) -
0.05%
6.00%, 05/20/2032(c)	45	52
7.00%, 06/20/2031	50	60
9.00%, 02/15/2025	3	3
		$115

U.S. Treasury - 11.74%
0.75%, 10/31/2017	1,000	995
0.88%, 02/28/2017	1,000	1,000
1.38%, 11/30/2018	1,000	1,002
1.63%, 11/15/2022	2,000	1,943
1.75%, 05/15/2022	2,000	1,967
2.00%, 11/15/2021	2,000	2,006
2.38%, 05/31/2018	1,000	1,028
2.50%, 05/15/2024	1,000	1,022
2.63%, 11/15/2020	2,000	2,078
2.75%, 02/15/2019	1,000	1,042
2.75%, 02/15/2024	1,000	1,042
2.88%, 05/15/2043	1,000	975
3.00%, 11/15/2044	1,000	996
3.13%, 05/15/2019	2,000	2,110
3.13%, 05/15/2021	1,000	1,063
3.13%, 08/15/2044	1,000	1,022
3.38%, 05/15/2044	1,000	1,073
3.50%, 02/15/2039	1,000	1,106
3.63%, 02/15/2020	2,000	2,157
3.63%, 02/15/2044	1,000	1,125
3.75%, 08/15/2041	1,000	1,149
3.75%, 11/15/2043	2,000	2,304
		$30,205
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS		$87,021
Total Investments		$256,309
Other Assets in Excess of Liabilities, Net - 0.34%		$887
TOTAL NET ASSETS - 100.00%		$257,196

(a) Non-Income Producing Security

See accompanying notes.

Schedule of Investments
International Emerging Markets Account
December 31, 2015

COMMON STOCKS - 97.99%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Advertising - 0.21%			Electric (continued)
Multiplus SA	19,400	$183	Huadian Power International Corp Ltd	621,119	$402
			JSW Energy Ltd	115,255	148
			Korea Electric Power Corp	35,268	1,494
Agriculture - 1.31%					$2,630
KT&G Corp	12,564	1,117
			Electronics - 2.81%
			AAC Technologies Holdings Inc	48,500	316

Airlines - 1.30%			Elite Material Co Ltd	203,000	353
Air China Ltd	764,000	599
China Eastern Airlines Corp Ltd (a)	900,000	509	Hon Hai Precision Industry Co Ltd	486,521	1,191
			Pegatron Corp	178,000	387
		$1,108	Zhen Ding Technology Holding Ltd	69,000	157
Apparel - 0.34%					$2,404
Pou Chen Corp	226,000	295
			Engineering & Construction - 2.35%
			Grupo Aeroportuario del Pacifico SAB de CV	82,400	727
Automobile Manufacturers - 4.92%			Grupo Aeroportuario del Sureste SAB de CV	46,893	664
Ashok Leyland Ltd	628,964	832	Promotora y Operadora de Infraestructura	52,308	615
Dongfeng Motor Group Co Ltd	496,000	657	SAB de CV (a)
Ford Otomotiv Sanayi AS	15,577	162			$2,006
Geely Automobile Holdings Ltd	635,000	335
Kia Motors Corp	25,115	1,120	Food - 3.05%
Maruti Suzuki India Ltd	15,753	1,097	Gruma SAB de CV	73,800	1,035
			JBS SA	190,425	595
		$4,203
			Uni-President Enterprises Corp	586,160	977
Automobile Parts & Equipment - 2.03%					$2,607
Ceat Ltd	22,252	352
Hankook Tire Co Ltd	10,909	435	Forest Products & Paper - 1.79%
Hiroca Holdings Ltd	126,000	454	Fibria Celulose SA	26,335	345
Hota Industrial Manufacturing Co Ltd	135,000	494	Mondi PLC	39,176	768
			Sappi Ltd (a)	99,595	419
		$1,735
					$1,532
Banks - 11.48%
Abu Dhabi Commercial Bank PJSC	272,489	486	Holding Companies - Diversified - 1.09%
Banco de Chile	5,250,201	535	AVI Ltd	47,689	238
Bank Negara Indonesia Persero Tbk PT	956,800	343	KOC Holding AS	85,777	321
Bank of China Ltd	989,800	439	Siam Cement PCL/The	29,200	369
Barclays Africa Group Ltd	63,471	589			$928
China Construction Bank Corp	3,788,902	2,585	Home Furnishings - 1.33%
Grupo Financiero Banorte SAB de CV	129,171	712	Steinhoff International Holdings NV	223,622	1,135
HDFC Bank Ltd ADR	14,359	884
Industrial & Commercial Bank of China Ltd	1,085,000	650
Industrial Bank of Korea	57,120	597	Insurance - 4.59%
OTP Bank PLC	25,028	515	AIA Group Ltd	124,000	741
Turkiye Halk Bankasi AS	118,823	422	BB Seguridade Participacoes SA	97,900	602
			China Taiping Insurance Holdings Co Ltd (a)	243,200	746
Turkiye Is Bankasi	205,788	324
Yes Bank Ltd	66,921	730	Dongbu Insurance Co Ltd	9,847	589
		$9,811	PICC Property & Casualty Co Ltd	436,300	861
			Ping An Insurance Group Co of China Ltd	69,000	381
Beverages - 1.64%					$3,920
Ambev SA	223,800	1,010
Arca Continental SAB de CV	64,600	392	Internet - 7.22%
			Alibaba Group Holding Ltd ADR(a)	14,506	1,179
		$1,402	Baidu Inc ADR(a)	3,273	619
Chemicals - 1.63%			Com2uSCorp (a)	3,223	323
LG Chem Ltd	3,795	1,048	JD.com Inc ADR(a)	17,502	565
Lotte Chemical Corp	1,716	350	Tencent Holdings Ltd	178,000	3,485
		$1,398			$6,171

Commercial Services - 0.76%			Leisure Products & Services - 0.74%
TAL Education Group ADR(a)	14,028	652	Bajaj Auto Ltd	11,996	458
			China Travel International Investment Hong	412,000	172
Computers - 1.52%			Kong Ltd
Infosys Ltd ADR	56,118	940			$630
Luxoft Holding Inc (a)	4,652	359
			Media - 2.26%
		$1,299	Naspers Ltd	14,153	1,935
Diversified Financial Services - 3.74%
Fubon Financial Holding Co Ltd	827,000	1,125	Metal Fabrication & Hardware - 0.92%
Indiabulls Housing Finance Ltd	33,767	375	Catcher Technology Co Ltd	49,000	408
KB Financial Group Inc	20,598	580	Hyosung Corp	3,861	382
Mega Financial Holding Co Ltd	1,028,731	663			$790
SinoPac Financial Holdings Co Ltd	1,593,000	452
		$3,195	Miscellaneous Manufacturers - 0.12%
			SKC Co Ltd	3,489	99
Electric - 3.08%
China Power International Development Ltd	1,019,000	586

See accompanying notes.

     Schedule of Investments International Emerging Markets Account December 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		PREFERRED STOCKS - 1.41%	Shares Held Value (000's)

Oil & Gas - 8.15%			Banks - 1.00%
Bharat Petroleum Corp Ltd	32,516	$437	Itau Unibanco Holding SA	128,318	$854
China Petroleum & Chemical Corp	1,328,400	798
CNOOC Ltd	458,000	477

Gazprom PAO ADR	103,872	386	Chemicals - 0.36%
			Braskem SA	43,900	306
GS Holdings Corp	6,427	275
Hindustan Petroleum Corp Ltd	48,138	606
Lukoil PJSC ADR	34,915	1,130	Media - 0.05%
MOL Hungarian Oil & Gas PLC	8,431	411	Zee Entertainment Enterprises Ltd	3,223,416	44
Reliance Industries Ltd	61,157	936
SK Innovation Co Ltd (a)	5,714	627	TOTAL PREFERRED STOCKS		$1,204
Tatneft PAO ADR	16,985	449	Total Investments		$85,388
Thai Oil PCL (b)	236,500	431	Other Assets in Excess of Liabilities, Net - 0.10%		$87
		$6,963	TOTAL NET ASSETS - 100.00%		$85,475
Pharmaceuticals - 3.43%
Aurobindo Pharma Ltd	113,896	1,502
			(a) Non-Income Producing Security
Dr Reddy's Laboratories Ltd ADR	5,668	263

Sino Biopharmaceutical Ltd	446,000	403	(b)	Fair value of these investments is determined in good faith by the Manager
Wockhardt Ltd (a)	25,773	592	under procedures established and periodically reviewed by the Board of
			Directors. At the end of the period, the fair value of these securities totaled
Yuhan Corp	748	173	$892 or 1.04% of net assets.

		$2,933

Real Estate - 1.65%
China Overseas Land & Investment Ltd	174,000	606
China Vanke Co Ltd (b)	155,200	461	Portfolio Summary (unaudited)
Shimao Property Holdings Ltd	197,000	347	Country		Percent
		$1,414	China		19.82%
			Korea, Republic Of		17.13%
REITS - 0.55%			Taiwan, Province Of China		15.43%
Mexico Real Estate Management SA de CV (a)	368,500	467	India		12.79%
			Mexico		6.70%
			Hong Kong		6.45%

Retail - 4.03%			South Africa		6.23%
ANTA Sports Products Ltd	141,000	385
			Brazil		4.55%
Astra International Tbk PT	904,600	390
			Indonesia		2.36%
BGF retail Co Ltd	1,837	266
			Russian Federation		2.30%
Clicks Group Ltd	40,970	236
			Turkey		1.44%
GS Retail Co Ltd	9,611	438
			Hungary		1.08%
Shinsegae Co Ltd	3,171	617
			Thailand		0.94%
Wal-Mart de Mexico SAB de CV	441,000	1,113
			Chile		0.63%
		$3,445	United Arab Emirates		0.57%
Semiconductors - 10.62%			Malaysia		0.56%
Powertech Technology Inc	235,000	464	United States		0.50%
Samsung Electronics Co Ltd	3,489	3,721	Switzerland		0.42%
Silicon Motion Technology Corp ADR	10,337	324	Other Assets in Excess of Liabilities, Net		0.10%
Taiwan Semiconductor Manufacturing Co Ltd	915,164	3,948	TOTAL NET ASSETS		100.00%
Win Semiconductors Corp	416,505	624
		$9,081

Software - 0.69%
NetEase Inc ADR	3,277	594

Telecommunications - 5.71%
Bharti Infratel Ltd	62,580	404
China Mobile Ltd	169,959	1,913
Chunghwa Telecom Co Ltd	292,000	880
LG Uplus Corp	45,351	400
Telekomunikasi Indonesia Persero Tbk PT	5,718,600	1,281
		$4,878

Textiles - 0.37%
Welspun India Ltd	22,817	313

Transportation - 0.56%
MISC Bhd	220,900	480

TOTAL COMMON STOCKS		$83,753
INVESTMENT COMPANIES - 0.50%	Shares Held Value (000's)

Publicly Traded Investment Fund - 0.50%
BlackRock Liquidity Funds FedFund Portfolio	430,774	431

TOTAL INVESTMENT COMPANIES		$431

See accompanying notes.

Schedule of Investments LargeCap Growth Account December 31, 2015

COMMON STOCKS - 98.71%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held	Value (000	's)

Airlines - 4.65%			Retail - 12.11%
Delta Air Lines Inc	57,314	$2,905	L Brands Inc	24,306		$2,329
United Continental Holdings Inc (a)	46,255	2,651	McDonald's Corp	8,098		957
		$5,556	Starbucks Corp	55,518		3,333
			Target Corp	38,622		2,804
Apparel - 5.26%			TJX Cos Inc/The	22,900		1,624
NIKE Inc	76,540	4,784	Ulta Salon Cosmetics & Fragrance Inc (a)	18,516		3,425
Under Armour Inc (a)	18,600	1,499
						$14,472
		$6,283
			Semiconductors - 3.97%
Banks - 2.64%			Avago Technologies Ltd	8,060		1,170
Capital One Financial Corp	43,688	3,153	Lam Research Corp	22,426		1,781
			NXP Semiconductors NV (a)	21,246		1,790
Beverages - 1.85%						$4,741
Constellation Brands Inc	15,511	2,209	Software - 4.32%
			Activision Blizzard Inc	46,536		1,801
Biotechnology - 5.93%			ServiceNow Inc (a)	23,093		1,999
Alexion Pharmaceuticals Inc (a)	9,733	1,857	Tableau Software Inc (a)	14,434		1,360
Gilead Sciences Inc	51,627	5,224				$5,160
		$7,081	Telecommunications - 1.30%
Building Materials - 1.24%			Palo Alto Networks Inc (a)	8,837		1,557
Masco Corp	52,200	1,477
			TOTAL COMMON STOCKS			$117,937
			INVESTMENT COMPANIES - 1.45%	Shares Held	Value (000	's)
Chemicals - 3.42%
PPG Industries Inc	41,333	4,085	Publicly Traded Investment Fund - 1.45%
			BlackRock Liquidity Funds FedFund Portfolio	1,728,008		1,728
Commercial Services - 3.97%
FleetCor Technologies Inc (a)	11,693	1,671	TOTAL INVESTMENT COMPANIES			$1,728
McGraw Hill Financial Inc	19,292	1,902	Total Investments			$119,665
PayPal Holdings Inc (a)	32,400	1,173	Liabilities in Excess of Other Assets, Net - (0.16)%			$(190)
		$4,746	TOTAL NET ASSETS - 100.00%			$119,475

Computers - 5.71%
Apple Inc	64,822	6,823	(a) Non-Income Producing Security

Diversified Financial Services - 8.16%
MasterCard Inc	42,898	4,176	Portfolio Summary (unaudited)
Synchrony Financial (a)	43,298	1,317	Sector			Percent
Visa Inc	54,840	4,253	Consumer, Non-cyclical			26.38%
		$9,746	Consumer, Cyclical			25.92%
Food - 1.04%			Communications			16.95%
Mondelez International Inc	27,837	1,248	Technology			14.00%
			Financial			10.80%
			Basic Materials			3.42%
Healthcare - Products - 3.05%			Exchange Traded Funds			1.45%
Edwards Lifesciences Corp (a)	27,984	2,210	Industrial			1.24%
Intuitive Surgical Inc (a)	2,637	1,440	Liabilities in Excess of Other Assets, Net			(0.16)%
		$3,650	TOTAL NET ASSETS			100.00%
Internet - 15.65%
Alphabet Inc - A Shares (a)	6,141	4,778
Amazon.com Inc (a)	6,580	4,447
Facebook Inc (a)	44,782	4,687
Netflix Inc (a)	9,820	1,123
Priceline Group Inc/The (a)	1,887	2,406
Splunk Inc (a)	21,362	1,256
		$18,697

Leisure Products & Services - 2.61%
Royal Caribbean Cruises Ltd	30,762	3,114

Lodging - 1.29%
Hilton Worldwide Holdings Inc	72,033	1,542

Pharmaceuticals - 10.54%
Allergan plc (a)	6,455	2,017
AmerisourceBergen Corp	12,760	1,323
Bristol-Myers Squibb Co	56,875	3,913
DexCom Inc (a)	12,610	1,033
Eli Lilly & Co	23,225	1,957
McKesson Corp	11,935	2,354
		$12,597

See accompanying notes.

Schedule of Investments
LargeCap Growth Account I
December 31, 2015

COMMON STOCKS - 95.40%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Advertising - 0.07%			Beverages (continued)
Interpublic Group of Cos Inc/The	1,680	$39	Monster Beverage Corp (a)	617	$92
Nielsen Holdings PLC	675	32	PepsiCo Inc	5,999	599
Omnicom Group Inc	1,470	111			$1,540
		$182	Biotechnology - 6.08%
Aerospace & Defense - 1.98%			Alexion Pharmaceuticals Inc (a)	33,253	6,343
B/E Aerospace Inc	425	18	Alnylam Pharmaceuticals Inc (a)	221	21
Boeing Co/The	31,703	4,584	Amgen Inc	2,794	454
General Dynamics Corp	595	82	Biogen Inc (a)	2,819	864
Harris Corp	115	10	BioMarin Pharmaceutical Inc (a)	6,295	659
Lockheed Martin Corp	532	115	Bluebird Bio Inc (a)	123	8
Northrop Grumman Corp	158	30	Celgene Corp (a)	15,900	1,904
Rockwell Collins Inc	516	48	Charles River Laboratories International Inc	172	14
Spirit AeroSystems Holdings Inc (a)	542	27	(a)
TransDigm Group Inc (a)	206	47	Gilead Sciences Inc	16,600	1,679
United Technologies Corp	609	58	Illumina Inc (a)	1,728	331
		$5,019	Incyte Corp (a)	6,375	691
			Intercept Pharmaceuticals Inc (a)	58	9
Agriculture - 0.32%			Intrexon Corp (a)	180	6
Altria Group Inc	7,793	454	Ionis Pharmaceuticals Inc (a)	436	27
Philip Morris International Inc	2,093	184	Juno Therapeutics Inc (a)	46	2
Reynolds American Inc	3,534	163	Medivation Inc (a)	566	27
		$801	Puma Biotechnology Inc (a)	97	8
			Regeneron Pharmaceuticals Inc (a)	1,988	1,079
Airlines - 1.32%			Seattle Genetics Inc (a)	384	17
Alaska Air Group Inc	8,707	701	United Therapeutics Corp (a)	166	26
American Airlines Group Inc	51,584	2,185	Vertex Pharmaceuticals Inc (a)	9,596	1,208
Delta Air Lines Inc	3,742	190
JetBlue Airways Corp (a)	544	12			$15,377
Southwest Airlines Co	3,305	142	Building Materials - 0.71%
United Continental Holdings Inc (a)	2,022	116	Armstrong World Industries Inc (a)	130	6
		$3,346	Eagle Materials Inc	202	12
Apparel - 1.56%			Fortune Brands Home & Security Inc	240	13
Carter's Inc	235	21	Lennox International Inc	167	21
Hanesbrands Inc	32,956	970	Martin Marietta Materials Inc	40	6
Michael Kors Holdings Ltd (a)	765	31	Masco Corp	1,386	39
			USG Corp (a)	386	9
NIKE Inc	16,420	1,026
Ralph Lauren Corp	23	3	Vulcan Materials Co	17,676	1,679
Skechers U.S.A. Inc (a)	519	16			$1,785
Under Armour Inc (a)	22,545	1,817
			Chemicals - 1.62%
VF Corp	920	57	Air Products & Chemicals Inc	789	103
		$3,941	Airgas Inc	68	9
			Axalta Coating Systems Ltd (a)	404	11
Automobile Manufacturers - 0.56%
Ferrari NV (a)	5,240	251	Celanese Corp	67	4
PACCAR Inc	876	42	CF Industries Holdings Inc	879	36
Tesla Motors Inc (a)	4,686	1,125	Chemours Co/The	491	3
		$1,418	Dow Chemical Co/The	946	49
			Eastman Chemical Co	163	11
Automobile Parts & Equipment - 0.26%			Ecolab Inc	27,798	3,180
Allison Transmission Holdings Inc	459	12	EI du Pont de Nemours & Co	1,137	76
BorgWarner Inc	844	36	Huntsman Corp	536	6
Delphi Automotive PLC	1,496	128	International Flavors & Fragrances Inc	314	37
Johnson Controls Inc	387	15	LyondellBasell Industries NV	1,666	145
Lear Corp	250	31	Monsanto Co	1,294	127
Mobileye NV (a)	9,000	380	NewMarket Corp	36	14
Visteon Corp (a)	181	21	Platform Specialty Products Corp (a)	122	1
WABCO Holdings Inc (a)	221	23	PPG Industries Inc	740	73
		$646	Praxair Inc	1,063	109
			RPM International Inc	516	23
Banks - 1.49%			Sherwin-Williams Co/The	220	57
Bank of New York Mellon Corp/The	857	35	WR Grace & Co (a)	278	28
Morgan Stanley	79,800	2,539
Signature Bank/New York NY (a)	185	28			$4,102
State Street Corp	17,600	1,168	Commercial Services - 1.55%
		$3,770	Aaron's Inc	201	4
			Aramark	750	24
Beverages - 0.61%			Automatic Data Processing Inc	1,030	87
Brown-Forman Corp - A Shares	112	12	Avis Budget Group Inc (a)	384	14
Brown-Forman Corp - B Shares	456	45	Booz Allen Hamilton Holding Corp	434	13
Coca-Cola Co/The	10,663	458	Cintas Corp	359	33
Coca-Cola Enterprises Inc	904	45	CoStar Group Inc (a)	121	25
Constellation Brands Inc	854	122	Equifax Inc	466	52
Dr Pepper Snapple Group Inc	1,321	123	FleetCor Technologies Inc (a)	16,278	2,327
Keurig Green Mountain Inc	485	44	Gartner Inc (a)	335	30

See accompanying notes.

Schedule of Investments
LargeCap Growth Account I
December 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Commercial Services (continued)			Diversified Financial Services (continued)
Global Payments Inc	542	$35	BlackRock Inc	174	$59
H&R Block Inc	1,059	35	CBOE Holdings Inc	338	22
Hertz Global Holdings Inc (a)	1,530	22	Charles Schwab Corp/The	108,233	3,564
KAR Auction Services Inc	238	9	CoreLogic Inc/United States (a)	238	8
McGraw Hill Financial Inc	745	73	Credit Acceptance Corp (a)	37	8
Moody's Corp	485	49	Eaton Vance Corp	464	15
Morningstar Inc	98	8	Federated Investors Inc	403	12
PayPal Holdings Inc (a)	22,405	811	Interactive Brokers Group Inc - A Shares	62	3
Quanta Services Inc (a)	195	4	Intercontinental Exchange Inc	6,453	1,654
Robert Half International Inc	554	26	Invesco Ltd	212	7
RR Donnelley & Sons Co	557	8	Lazard Ltd	500	22
Sabre Corp	521	15	Legg Mason Inc	152	6
SEI Investments Co	546	29	LPL Financial Holdings Inc	329	14
Service Corp International/US	892	23	MasterCard Inc	4,148	404
ServiceMaster Global Holdings Inc (a)	483	19	NorthStar Asset Management Group Inc/New	766	9
Total System Services Inc	683	34	York
Towers Watson & Co	66	8	Santander Consumer USA Holdings Inc (a)	26	—
United Rentals Inc (a)	381	28	T Rowe Price Group Inc	711	51
Vantiv Inc (a)	596	28	TD Ameritrade Holding Corp	23,000	798
Western Union Co/The	2,110	38	Visa Inc	126,863	9,838
WEX Inc (a)	165	15	Waddell & Reed Financial Inc	317	9
		$3,926			$16,669

Computers - 4.89%			Electric - 0.01%
Accenture PLC - Class A	2,745	287	Calpine Corp (a)	168	2
Apple Inc	59,811	6,295	Dominion Resources Inc/VA	115	8
Cadence Design Systems Inc (a)	1,245	26	ITC Holdings Corp	223	9
Cognizant Technology Solutions Corp (a)	47,639	2,860			$19
DST Systems Inc	131	15
EMC Corp/MA	430	11	Electrical Components & Equipment - 0.08%
Fortinet Inc (a)	582	18	Acuity Brands Inc	170	40
Genpact Ltd (a)	99,365	2,482	AMETEK Inc	942	50
IHS Inc (a)	233	28	Emerson Electric Co	2,234	107
International Business Machines Corp	2,163	298	Hubbell Inc	47	5
Leidos Holdings Inc	87	5			$202
NetApp Inc	420	11
Synopsys Inc (a)	121	6	Electronics - 1.91%
			Allegion PLC	389	26
Teradata Corp (a)	462	12
			Amphenol Corp	55,769	2,913
VeriFone Systems Inc (a)	481	13	Fitbit Inc (a)	196	6
		$12,367	FLIR Systems Inc	421	12
Consumer Products - 0.13%			Gentex Corp	802	13
Avery Dennison Corp	343	21	Honeywell International Inc	3,229	334
Church & Dwight Co Inc	516	44	Jabil Circuit Inc	260	6
			Keysight Technologies Inc (a)	603	17
Clorox Co/The	818	104	Mettler-Toledo International Inc (a)	102	34
Jarden Corp (a)	807	46
Kimberly-Clark Corp	789	100	National Instruments Corp	47,579	1,365
Spectrum Brands Holdings Inc	113	12	PerkinElmer Inc	68	4
			Trimble Navigation Ltd (a)	152	3
		$327
			Tyco International Plc	1,411	45
Cosmetics & Personal Care - 1.53%			Waters Corp (a)	305	41
Colgate-Palmolive Co	2,157	144			$4,819
Coty Inc	338	9
Estee Lauder Cos Inc/The	42,064	3,704	Engineering & Construction - 0.01%
			AECOM (a)	123	4
		$3,857	SBA Communications Corp (a)	232	24
Distribution & Wholesale - 0.91%			TopBuild Corp (a)	209	6
Fastenal Co	52,222	2,132			$34
Fossil Group Inc (a)	188	7
Genuine Parts Co	569	49	Entertainment - 0.02%
HD Supply Holdings Inc (a)	698	21	Gaming and Leisure Properties Inc	68	2
Ingram Micro Inc	132	4	International Game Technology PLC	404	7
			Madison Square Garden Co/The (a)	83	13
LKQ Corp (a)	1,242	37
Watsco Inc	114	13	Regal Entertainment Group	460	9
WW Grainger Inc	240	48	Six Flags Entertainment Corp	333	18
		$2,311			$49

			Environmental Control - 1.39%
Diversified Financial Services - 6.59%			Clean Harbors Inc (a)	158	7
Affiliated Managers Group Inc (a)	202	32
			Stericycle Inc (a)	28,803	3,473
Air Lease Corp	68	2
Alliance Data Systems Corp (a)	169	47	Waste Management Inc	851	46
Ally Financial Inc (a)	191	4			$3,526
American Express Co	447	31	Food - 0.29%
Ameriprise Financial Inc	412	44	Blue Buffalo Pet Products Inc (a)	152	3
Artisan Partners Asset Management Inc	153	6	Campbell Soup Co	426	22

See accompanying notes.

Schedule of Investments
LargeCap Growth Account I
December 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Food (continued)			Holding Companies - Diversified - 0.00%
ConAgra Foods Inc	167	$7	Leucadia National Corp	255	$4
Flowers Foods Inc	689	15
General Mills Inc	1,625	94
Hain Celestial Group Inc/The (a)	414	17	Home Builders - 0.04%
			DR Horton Inc	609	19
Hershey Co/The	569	51
			Lennar Corp - A Shares	274	13
Hormel Foods Corp	506	40
			Lennar Corp - B Shares	90	4
Ingredion Inc	60	6	NVR Inc (a)	18	30
Kellogg Co	615	44
			Thor Industries Inc	237	13
Kraft Heinz Co/The	1,610	117	Toll Brothers Inc (a)	303	10
Kroger Co/The	4,803	201
McCormick & Co Inc/MD	501	43			$89
Sprouts Farmers Market Inc (a)	590	16	Home Furnishings - 0.03%
Sysco Corp	500	20	Harman International Industries Inc	276	26
Tyson Foods Inc	88	5	Leggett & Platt Inc	593	25
WhiteWave Foods Co/The (a)	649	25	Tempur Sealy International Inc (a)	270	19
		$726	Whirlpool Corp	39	6
					$76
Forest Products & Paper - 0.03%
International Paper Co	1,886	71	Housewares - 0.03%
			Newell Rubbermaid Inc	566	25
Hand & Machine Tools - 0.02%			Scotts Miracle-Gro Co/The	176	11
Lincoln Electric Holdings Inc	288	15	Toro Co/The	241	18
Regal Beloit Corp	22	1	Tupperware Brands Corp	226	12
Snap-on Inc	231	40			$66
Stanley Black & Decker Inc	38	4	Insurance - 0.10%
		$60	AmTrust Financial Services Inc	46	3
Healthcare - Products - 5.90%			Aon PLC	767	71
Align Technology Inc (a)	328	22	Arthur J Gallagher & Co	389	16
			Berkshire Hathaway Inc - Class B (a)	641	84
Baxter International Inc	921	35
Becton Dickinson and Co	4,969	766	Erie Indemnity Co	112	11
			Markel Corp (a)	9	8
Bio-Techne Corp	59	5
Boston Scientific Corp (a)	301	6	Marsh & McLennan Cos Inc	877	48
Bruker Corp (a)	405	10			$241
Cooper Cos Inc/The	124	17	Internet - 18.09%
CR Bard Inc	287	54	Alphabet Inc - A Shares (a)	9,483	7,378
Danaher Corp	82,325	7,646	Alphabet Inc - C Shares (a)	6,926	5,256
DENTSPLY International Inc	173	10	Amazon.com Inc (a)	20,187	13,644
Edwards Lifesciences Corp (a)	1,008	80
			CDW Corp/DE	552	23
Henry Schein Inc (a)	323	51	Dropbox Inc (a),(b),(c),(d)	1,434	14
Hill-Rom Holdings Inc	229	11	eBay Inc (a)	5,754	158
Hologic Inc (a)	959	37
			Expedia Inc	411	51
IDEXX Laboratories Inc (a)	361	26	F5 Networks Inc (a)	289	28
Intuitive Surgical Inc (a)	10,712	5,851	Facebook Inc (a)	81,365	8,516
Patterson Cos Inc	214	10	FireEye Inc (a)	512	11
ResMed Inc	545	29	Flipkart Online Services Pvt Ltd (a),(b),(c),(d)	194	28
Sirona Dental Systems Inc (a)	224	24	GoDaddy Inc (a)	133	4
St Jude Medical Inc	922	57	IAC/InterActiveCorp	316	19
Stryker Corp	468	43	Liberty Ventures (a)	585	26
Thermo Fisher Scientific Inc	493	70	LinkedIn Corp (a)	5,498	1,237
Varian Medical Systems Inc (a)	394	32	Netflix Inc (a)	2,954	338
VWR Corp (a)	56	2	Priceline Group Inc/The (a)	3,440	4,386
Zimmer Biomet Holdings Inc	151	15	Splunk Inc (a)	480	28
		$14,909	Tencent Holdings Ltd ADR	43,700	857
			TripAdvisor Inc (a)	43,367	3,697
Healthcare - Services - 3.37%			VeriSign Inc (a)	423	37
Aetna Inc	527	57
Anthem Inc	12,557	1,751			$45,736
Centene Corp (a)	471	31
			Iron & Steel - 0.00%
Cigna Corp	6,799	995	Steel Dynamics Inc	167	3
DaVita HealthCare Partners Inc (a)	30,402	2,119
Envision Healthcare Holdings Inc (a)	743	19
HCA Holdings Inc (a)	391	27	Leisure Products & Services - 0.36%
Health Net Inc/CA (a)	88	6	Brunswick Corp/DE	319	16
Humana Inc	5,877	1,049	Harley-Davidson Inc	462	21
Laboratory Corp of America Holdings (a)	139	17	Norwegian Cruise Line Holdings Ltd (a)	477	28
LifePoint Health Inc (a)	52	4	Polaris Industries Inc	271	23
MEDNAX Inc (a)	228	16	Royal Caribbean Cruises Ltd	8,000	810
Premier Inc (a)	210	7			$898
UnitedHealth Group Inc	20,618	2,426	Lodging - 1.33%
Universal Health Services Inc	84	10	Choice Hotels International Inc	193	10
		$8,534	Extended Stay America Inc	449	7
			Hilton Worldwide Holdings Inc	74,869	1,602
			Marriott International Inc/MD	823	55

See accompanying notes.

Schedule of Investments
LargeCap Growth Account I
December 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Lodging (continued)			Oil & Gas (continued)
MGM Resorts International (a)	70,896	$1,611	EOG Resources Inc	127	$9
Starwood Hotels & Resorts Worldwide Inc	682	47	HollyFrontier Corp	105	4
Wyndham Worldwide Corp	489	36	Marathon Petroleum Corp	175	9
		$3,368	Memorial Resource Development Corp (a)	324	5
			Murphy USA Inc (a)	55	3
Machinery - Construction & Mining - 0.01%			Range Resources Corp	40	1
Caterpillar Inc	482	33	Tesoro Corp	27	3
					$65

Machinery - Diversified - 1.17%			Oil & Gas Services - 0.63%
BWX Technologies Inc	170	5	FMC Technologies Inc (a)	53,591	1,555
Cognex Corp	344	12
			Oceaneering International Inc	63	2
Cummins Inc	515	45
			Schlumberger Ltd	584	41
Deere & Co	162	12
			Targa Resources Corp	114	3
Flowserve Corp	17,665	744
Graco Inc	249	18			$1,601
IDEX Corp	292	22	Packaging & Containers - 0.06%
Middleby Corp/The (a)	228	25	Ball Corp	537	39
Nordson Corp	245	16	Bemis Co Inc	81	4
Rockwell Automation Inc	518	53	Crown Holdings Inc (a)	250	13
Roper Technologies Inc	103	19	Graphic Packaging Holding Co	839	11
Wabtec Corp/DE	27,765	1,975	Owens-Illinois Inc (a)	63	1
		$2,946	Packaging Corp of America	381	24
			Sealed Air Corp	808	36
Media - 0.73%
AMC Networks Inc (a)	256	19	Silgan Holdings Inc	176	9
			WestRock Co	129	6
Cablevision Systems Corp	185	6
CBS Corp	1,339	63			$143
Comcast Corp - Class A	9,040	510	Pharmaceuticals - 8.12%
Discovery Communications Inc - A Shares (a)	634	17	AbbVie Inc	6,082	360
Discovery Communications Inc - C Shares (a)	1,063	27	Agios Pharmaceuticals Inc (a)	100	6
DISH Network Corp (a)	581	33	Akorn Inc (a)	286	11
FactSet Research Systems Inc	166	27	Alkermes PLC (a)	443	35
Scripps Networks Interactive Inc	399	22	Allergan plc (a)	11,134	3,479
Sirius XM Holdings Inc (a)	9,503	39	AmerisourceBergen Corp	598	62
Starz (a)	396	13	Baxalta Inc	1,275	50
Time Warner Cable Inc	768	143	Bristol-Myers Squibb Co	78,075	5,370
Time Warner Inc	1,159	75	Cardinal Health Inc	1,363	122
Twenty-First Century Fox Inc - A Shares	2,183	59	Eli Lilly & Co	17,595	1,483
Twenty-First Century Fox Inc - B Shares	1,356	37	Endo International PLC (a)	298	18
Viacom Inc - A Shares	132	6	Express Scripts Holding Co (a)	45,590	3,985
Viacom Inc - B Shares	1,371	56	Herbalife Ltd (a)	275	15
Walt Disney Co/The	6,577	691	Jazz Pharmaceuticals PLC (a)	220	31
		$1,843	Johnson & Johnson	1,314	135
			Mallinckrodt PLC (a)	168	13

Metal Fabrication & Hardware - 0.01%			McKesson Corp	3,930	775
Precision Castparts Corp	71	16
			Mead Johnson Nutrition Co	38,896	3,071
Valmont Industries Inc	27	3
			Merck & Co Inc	1,185	63
		$19	Mylan NV (a)	1,310	71
Mining - 0.00%			OPKO Health Inc (a)	1,104	11
Compass Minerals International Inc	142	11	Perrigo Co PLC	98	14
Royal Gold Inc	18	—	Quintiles Transnational Holdings Inc (a)	273	19
Tahoe Resources Inc	106	1	Valeant Pharmaceuticals International Inc (a)	12,200	1,240
		$12	VCA Inc (a)	326	18
			Zoetis Inc	1,837	88
Miscellaneous Manufacturers - 0.77%					$20,545
3M Co	1,724	260
AO Smith Corp	306	23	Pipelines - 0.03%
AptarGroup Inc	69	5	ONEOK Inc	323	8
Carlisle Cos Inc	74	7	Williams Cos Inc/The	2,791	72
Colfax Corp (a)	14,245	333			$80
Donaldson Co Inc	502	14
			Real Estate - 0.02%
Illinois Tool Works Inc	814	75	CBRE Group Inc (a)	1,132	39
Ingersoll-Rand PLC	109	6	Four Corners Property Trust Inc (a)	89	2
Parker-Hannifin Corp	251	24
			Jones Lang LaSalle Inc	135	22
Textron Inc	28,390	1,193
					$63
		$1,940

			REITS - 0.42%
Office & Business Equipment - 0.00%			American Tower Corp	1,689	164
Pitney Bowes Inc	408	8
			Boston Properties Inc	382	49
			Columbia Property Trust Inc	126	3
Oil & Gas - 0.03%			Crown Castle International Corp	1,507	130
Cabot Oil & Gas Corp	1,514	27	Digital Realty Trust Inc	316	24
Continental Resources Inc/OK (a)	103	3	Empire State Realty Trust Inc	326	6
CVR Energy Inc	19	1	Equinix Inc	155	47

See accompanying notes.

Schedule of Investments
LargeCap Growth Account I
December 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

REITS (continued)			Semiconductors (continued)
Equity LifeStyle Properties Inc	349	$23	Avago Technologies Ltd	697	$101
Extra Space Storage Inc	482	43	Broadcom Corp	116	7
Federal Realty Investment Trust	269	39	Intel Corp	3,473	120
Healthcare Trust of America Inc	102	3	IPG Photonics Corp (a)	155	14
Iron Mountain Inc	308	8	KLA-Tencor Corp	629	44
Lamar Advertising Co	340	20	Lam Research Corp	447	36
Omega Healthcare Investors Inc	241	8	Linear Technology Corp	951	40
Plum Creek Timber Co Inc	308	15	Maxim Integrated Products Inc	423	16
Post Properties Inc	114	7	Microchip Technology Inc	827	38
Public Storage	598	148	Micron Technology Inc (a)	404	6
Simon Property Group Inc	1,282	249	NXP Semiconductors NV (a)	42,570	3,586
Tanger Factory Outlet Centers Inc	429	14	ON Semiconductor Corp (a)	1,675	16
Welltower Inc	922	63	Qorvo Inc (a)	568	29
Weyerhaeuser Co	196	6	QUALCOMM Inc	661	33
		$1,069	Skyworks Solutions Inc	739	57
			Texas Instruments Inc	2,829	155
Retail - 6.63%			Xilinx Inc	288	14
Advance Auto Parts Inc	289	43
AutoNation Inc (a)	325	19			$4,982
AutoZone Inc (a)	167	124	Shipbuilding - 0.01%
Bed Bath & Beyond Inc (a)	704	34	Huntington Ingalls Industries Inc	200	25
Brinker International Inc	304	15
CarMax Inc (a)	10,788	583
Chipotle Mexican Grill Inc (a)	1,234	592	Software - 7.46%
			Adobe Systems Inc (a)	1,362	128
Coach Inc	193	6	Akamai Technologies Inc (a)	44,744	2,355
Copart Inc (a)	510	19
			Allscripts Healthcare Solutions Inc (a)	361	6
Costco Wholesale Corp	23,102	3,731	ANSYS Inc (a)	20,504	1,897
CST Brands Inc	318	12	athenahealth Inc (a)	148	24
CVS Health Corp	4,451	435	Autodesk Inc (a)	642	39
Darden Restaurants Inc	157	10	Black Knight Financial Services Inc (a)	120	4
Dick's Sporting Goods Inc	289	10
			Broadridge Financial Solutions Inc	509	27
Dillard's Inc	46	3
			CDK Global Inc	653	31
Dollar General Corp	1,674	120	Cerner Corp (a)	818	49
Dollar Tree Inc (a)	628	48
			Citrix Systems Inc (a)	628	47
Domino's Pizza Inc	220	24
			Dun & Bradstreet Corp/The	68	7
Dunkin' Brands Group Inc	380	16	Electronic Arts Inc (a)	1,753	120
Foot Locker Inc	497	32
			Fidelity National Information Services Inc	1,011	61
Gap Inc/The	986	24	Fiserv Inc (a)	1,345	123
GNC Holdings Inc	427	13	IMS Health Holdings Inc (a)	563	14
Home Depot Inc/The	5,095	674	Inovalon Holdings Inc (a)	152	3
Kate Spade & Co (a)	492	9
			Intuit Inc	1,470	142
L Brands Inc	674	65
Liberty Interactive Corp QVC Group (a)	954	26	Jack Henry & Associates Inc	347	27
			King Digital Entertainment Plc	500	9
Lowe's Cos Inc	26,056	1,981
			Microsoft Corp	63,791	3,539
Macy's Inc	974	34
			MSCI Inc	440	32
McDonald's Corp	3,877	458	NetSuite Inc (a)	29,086	2,461
Michaels Cos Inc/The (a)	390	9
			Oracle Corp	5,170	189
MSC Industrial Direct Co Inc	73	4
			Paychex Inc	1,738	92
Nordstrom Inc	555	28	PTC Inc (a)	493	17
Nu Skin Enterprises Inc	122	5	Rackspace Hosting Inc (a)	535	14
O'Reilly Automotive Inc (a)	535	136
			Red Hat Inc (a)	9,722	805
Panera Bread Co (a)	105	20
			salesforce.com inc (a)	63,380	4,969
Penske Automotive Group Inc	139	6	ServiceNow Inc (a)	12,586	1,090
Rite Aid Corp (a)	2,152	17
			SolarWinds Inc (a)	291	17
Ross Stores Inc	2,133	115
Sally Beauty Holdings Inc (a)	669	19	Solera Holdings Inc	268	15
			SS&C Technologies Holdings Inc	296	20
Starbucks Corp	92,001	5,523	Tableau Software Inc (a)	192	18
Target Corp	780	57	Ultimate Software Group Inc/The (a)	116	23
Tiffany & Co	341	26	Veeva Systems Inc (a)	309	9
TJX Cos Inc/The	3,062	217	VMware Inc (a)	337	19
Tractor Supply Co	13,940	1,192	Workday Inc (a)	5,300	422
Ulta Salon Cosmetics & Fragrance Inc (a)	246	46
Urban Outfitters Inc (a)	473	11			$18,864
Walgreens Boots Alliance Inc	822	70	Telecommunications - 1.09%
Williams-Sonoma Inc	373	22	Arista Networks Inc (a)	155	12
World Fuel Services Corp	47	2	ARRIS International PLC (a)	141	4
Yum! Brands Inc	1,179	86	AT&T Inc	3,288	113
		$16,771	CommScope Holding Co Inc (a)	221	6
			Juniper Networks Inc	18,971	523
Semiconductors - 1.97%			Level 3 Communications Inc (a)	125	7
Analog Devices Inc	783	43
			Motorola Solutions Inc	679	47
Applied Materials Inc	1,944	36	Palo Alto Networks Inc (a)	3,500	617
ASML Holding NV - NY Reg Shares	6,500	577	T-Mobile US Inc (a)	20,000	782
Atmel Corp	1,656	14
			Verizon Communications Inc	13,908	643

See accompanying notes.

     Schedule of Investments LargeCap Growth Account I

December 31, 2015

COMMON STOCKS (continued)	Shares Held	Value (000	's)	(d) Fair value of these investments is determined in good faith by the Manager
				under procedures established and periodically reviewed by the Board of
Telecommunications (continued)				Directors. At the end of the period, the fair value of these securities totaled
Zayo Group Holdings Inc (a)	440	$12		$1,272 or 0.50% of net assets.

		$2,766

Textiles - 0.01%
Mohawk Industries Inc (a)	173	33
				Portfolio Summary (unaudited)
				Sector	Percent
Toys, Games & Hobbies - 0.01%				Consumer, Non-cyclical	27.94%
Hasbro Inc	373	25		Communications	20.47%
				Technology	14.28%
				Consumer, Cyclical	13.07%
Transportation - 1.03%
				Industrial	9.16%
Canadian Pacific Railway Ltd	7,400	944
				Financial	8.62%
CH Robinson Worldwide Inc	579	36
				Exchange Traded Funds	3.85%
CSX Corp	688	18
				Basic Materials	1.65%
Expeditors International of Washington Inc	762	34
				Energy	0.69%
FedEx Corp	7,081	1,055
Genesee & Wyoming Inc (a)	90	5		Utilities	0.01%
				Diversified	0.00%
JB Hunt Transport Services Inc	370	27
				Other Assets in Excess of Liabilities, Net	0.26%
Landstar System Inc	208	12
Old Dominion Freight Line Inc (a)	291	17		TOTAL NET ASSETS	100.00%
Teekay Corp	65	1
Union Pacific Corp	3,539	277
United Parcel Service Inc	1,903	183
		$2,609

Trucking & Leasing - 0.00%
AMERCO	19	7

TOTAL COMMON STOCKS		$241,263
INVESTMENT COMPANIES - 3.85%	Shares Held	Value (000	's)

Publicly Traded Investment Fund - 3.85%
BlackRock Liquidity Funds FedFund Portfolio	2,604,347	2,604
Cash Account Trust - Government & Agency	108,208	108
Portfolio - Government Cash Managed
First American Government Obligations Fund	7,032,389	7,033
		$9,745
TOTAL INVESTMENT COMPANIES		$9,745

CONVERTIBLE PREFERRED STOCKS - 0.37%	Shares Held	Value (000	's)

Internet - 0.37%
Airbnb Inc - Series D (a),(b),(c),(d)	3,936	366
Airbnb Inc - Series E (a),(b),(c),(d)	1,119	104
Dropbox Inc (a),(b),(c),(d)	8,228	120
Flipkart Online Services Pvt Ltd Series A	68	10
(a),(b),(c),(d)
Flipkart Online Services Pvt Ltd Series C	117	17
(a),(b),(c),(d)
Flipkart Online Services Pvt Ltd Series E	220	31
(a),(b),(c),(d)
Uber Technologies Inc (a),(b),(c),(d)	5,740	280
		$928
TOTAL CONVERTIBLE PREFERRED STOCKS		$928
PREFERRED STOCKS - 0.12%	Shares Held	Value (000	's)

Internet - 0.12%
Flipkart Online Services Pvt Ltd Series G	985	140
(a),(b),(c),(d)
Uber Technologies Inc (a),(b),(c),(d)	3,311	162
		$302
TOTAL PREFERRED STOCKS		$302
Total Investments		$252,238
Other Assets in Excess of Liabilities, Net - 0.26%		$649
TOTAL NET ASSETS - 100.00%		$252,887

(a) Non-Income Producing Security
(b)		Security is Illiquid. At the end of the period, the value of these securities totaled $1,272 or 0.50% of net assets.
(c)		Restricted Security. Please see Restricted Security Sub-Schedule for more information.

See accompanying notes.

Schedule of Investments
LargeCap Growth Account I
December 31, 2015

Futures Contracts

							Unrealized
Type	Long/Short	Contracts	Notional Value		Fair Value	Appreciation/(Depreciation)
S&P 500 Emini; March 2016	Long	98	$10,006		$9,973		$(33)
Total							$(33)

Amounts in thousands except contracts

Restricted Securities

Security Name	Trade Date		Cost			Value	Percent of Net Assets
Airbnb Inc - Series D	04/16/2014			$160		$366	0.14%
Airbnb Inc - Series E	07/14/2015			104		104	0.04%
Dropbox Inc	11/07/2014			27		14	0.01%
Dropbox Inc	01/30/2014			157		120	0.05%
Flipkart Online Services Pvt Ltd	03/19/2015			22		28	0.01%
Flipkart Online Services Pvt Ltd Series A	03/19/2015			8		10	0.00%
Flipkart Online Services Pvt Ltd Series C	03/19/2015			14		17	0.01%
Flipkart Online Services Pvt Ltd Series E	03/19/2015			25		31	0.01%
Flipkart Online Services Pvt Ltd Series G	12/17/2014			118		140	0.06%
Uber Technologies Inc	12/03/2015			162		162	0.06%
Uber Technologies Inc	12/05/2014			191		280	0.11%

Amounts in thousands

See accompanying notes.

Schedule of Investments
LargeCap S&P 500 Index Account
December 31, 2015

COMMON STOCKS - 98.09%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Advertising - 0.24%			Beverages - 2.31%
Interpublic Group of Cos Inc/The	44,945	$1,046	Brown-Forman Corp - B Shares	11,241	$1,116
Nielsen Holdings PLC	40,268	1,877	Coca-Cola Co/The	432,933	18,599
Omnicom Group Inc	26,795	2,027	Coca-Cola Enterprises Inc	23,094	1,137
		$4,950	Constellation Brands Inc	19,151	2,728
			Dr Pepper Snapple Group Inc	20,893	1,947
Aerospace & Defense - 2.03%			Keurig Green Mountain Inc	12,848	1,156
Boeing Co/The	69,660	10,072	Molson Coors Brewing Co	17,429	1,637
General Dynamics Corp	32,868	4,515	Monster Beverage Corp (a)	16,592	2,472
Harris Corp	13,761	1,196	PepsiCo Inc	161,141	16,101
L-3 Communications Holdings Inc	8,670	1,036			$46,893
Lockheed Martin Corp	29,231	6,347
Northrop Grumman Corp	20,173	3,809	Biotechnology - 3.13%
Raytheon Co	33,304	4,147	Alexion Pharmaceuticals Inc (a)	24,922	4,754
Rockwell Collins Inc	14,539	1,342	Amgen Inc	83,435	13,544
United Technologies Corp	91,244	8,766	Biogen Inc (a)	24,655	7,553
		$41,230	Celgene Corp (a)	86,900	10,407
			Gilead Sciences Inc	159,407	16,130
Agriculture - 1.69%			Illumina Inc (a)	16,193	3,108
Altria Group Inc	216,869	12,624	Regeneron Pharmaceuticals Inc (a)	8,587	4,662
Archer-Daniels-Midland Co	66,004	2,421	Vertex Pharmaceuticals Inc (a)	27,178	3,420
Philip Morris International Inc	171,366	15,065			$63,578
Reynolds American Inc	91,681	4,231
		$34,341	Building Materials - 0.17%
			Martin Marietta Materials Inc	7,315	999
Airlines - 0.63%			Masco Corp	37,216	1,053
American Airlines Group Inc	69,719	2,953	Vulcan Materials Co	14,746	1,401
Delta Air Lines Inc	86,991	4,410			$3,453
Southwest Airlines Co	71,935	3,097
United Continental Holdings Inc (a)	41,236	2,363	Chemicals - 2.04%
		$12,823	Air Products & Chemicals Inc	21,445	2,790
			Airgas Inc	7,173	992
Apparel - 0.79%			CF Industries Holdings Inc	25,780	1,052
Hanesbrands Inc	43,339	1,275	Dow Chemical Co/The	124,381	6,403
Michael Kors Holdings Ltd (a)	20,357	816
			Eastman Chemical Co	16,437	1,110
NIKE Inc	149,264	9,329	Ecolab Inc	29,397	3,363
Ralph Lauren Corp	6,505	725	EI du Pont de Nemours & Co	96,938	6,456
Under Armour Inc (a)	19,922	1,606
			FMC Corp	14,779	578
VF Corp	37,722	2,348	International Flavors & Fragrances Inc	8,876	1,062
		$16,099	LyondellBasell Industries NV	39,770	3,456
Automobile Manufacturers - 0.65%			Monsanto Co	48,650	4,793
Ford Motor Co	431,130	6,075	Mosaic Co/The	37,091	1,024
General Motors Co	156,636	5,327	PPG Industries Inc	29,783	2,943
PACCAR Inc	39,095	1,853	Praxair Inc	31,506	3,226
		$13,255	Sherwin-Williams Co/The	8,753	2,272
					$41,520
Automobile Parts & Equipment - 0.37%
BorgWarner Inc	24,792	1,072	Coal - 0.01%
Delphi Automotive PLC	30,980	2,656	CONSOL Energy Inc	25,335	200
Goodyear Tire & Rubber Co/The	29,743	971
Johnson Controls Inc	71,639	2,829	Commercial Services - 1.11%
		$7,528	ADT Corp/The	18,243	602
			Automatic Data Processing Inc	51,013	4,322

Banks - 7.19%			Cintas Corp	9,672	881
Bank of America Corp	1,151,716	19,383
			Equifax Inc	13,104	1,459
Bank of New York Mellon Corp/The	120,890	4,983
			H&R Block Inc	26,088	869
BB&T Corp	86,291	3,263
			McGraw Hill Financial Inc	29,897	2,947
Capital One Financial Corp	58,849	4,248
			Moody's Corp	19,024	1,909
Citigroup Inc	329,503	17,052	PayPal Holdings Inc (a)	122,968	4,451
Comerica Inc	19,548	818	Quanta Services Inc (a)	17,670	358
Fifth Third Bancorp	87,860	1,766
			Robert Half International Inc	14,676	692
Goldman Sachs Group Inc/The	43,876	7,908
			Total System Services Inc	18,722	932
Huntington Bancshares Inc/OH	88,117	974	United Rentals Inc (a)	10,267	745
JPMorgan Chase & Co	407,167	26,885	Verisk Analytics Inc (a)	17,241	1,325
KeyCorp	92,399	1,219
			Western Union Co/The	55,888	1,001
M&T Bank Corp	17,696	2,144
Morgan Stanley	167,048	5,314			$22,493
Northern Trust Corp	24,040	1,733	Computers - 5.25%
PNC Financial Services Group Inc/The	56,168	5,353	Accenture PLC - Class A	69,109	7,222
Regions Financial Corp	144,396	1,386	Apple Inc	616,682	64,912
State Street Corp	44,629	2,962	Cognizant Technology Solutions Corp (a)	67,258	4,037
SunTrust Banks Inc	56,367	2,415	CSRA Inc	15,231	457
US Bancorp	181,866	7,760	EMC Corp/MA	214,453	5,507
Wells Fargo & Co	514,123	27,948	Hewlett Packard Enterprise Co	198,900	3,023
Zions Bancorporation	22,595	617	HP Inc	199,806	2,366
		$146,131	International Business Machines Corp	98,718	13,585

See accompanying notes.

Schedule of Investments
LargeCap S&P 500 Index Account
December 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Computers (continued)			Electric (continued)
NetApp Inc	32,335	$858	Xcel Energy Inc	56,133	$2,016
SanDisk Corp	22,198	1,687			$54,260
Seagate Technology PLC	33,075	1,212
Teradata Corp (a)	14,711	389	Electrical Components & Equipment - 0.24%
Western Digital Corp	25,629	1,539	AMETEK Inc	26,312	1,410
		$106,794	Emerson Electric Co	72,400	3,463
					$4,873
Consumer Products - 0.43%
Avery Dennison Corp	10,076	631	Electronics - 1.10%
Church & Dwight Co Inc	14,497	1,231	Agilent Technologies Inc	36,656	1,533
Clorox Co/The	14,278	1,811	Allegion PLC	10,608	699
Kimberly-Clark Corp	40,150	5,111	Amphenol Corp	34,096	1,781
		$8,784	Corning Inc	130,848	2,392
			FLIR Systems Inc	15,278	429
Cosmetics & Personal Care - 1.61%			Garmin Ltd	13,053	485
Colgate-Palmolive Co	99,207	6,609	Honeywell International Inc	85,245	8,829
Estee Lauder Cos Inc/The	24,619	2,168	PerkinElmer Inc	12,380	663
Procter & Gamble Co/The (b)	300,920	23,896	TE Connectivity Ltd	42,728	2,761
		$32,673	Tyco International Plc	46,760	1,491
			Waters Corp (a)	9,032	1,215
Distribution & Wholesale - 0.21%					$22,278
Fastenal Co	32,042	1,308
Fossil Group Inc (a)	4,577	167	Energy - Alternate Sources - 0.03%
Genuine Parts Co	16,675	1,432	First Solar Inc (a)	8,372	552
WW Grainger Inc	6,389	1,295
		$4,202
			Engineering & Construction - 0.06%
Diversified Financial Services - 3.32%			Fluor Corp	15,663	739
Affiliated Managers Group Inc (a)	5,976	955	Jacobs Engineering Group Inc (a)	13,556	569
Alliance Data Systems Corp (a)	6,762	1,870			$1,308
American Express Co	92,536	6,436

Ameriprise Financial Inc	19,258	2,049	Environmental Control - 0.23%
			Republic Services Inc	26,501	1,166
BlackRock Inc	13,967	4,756	Stericycle Inc (a)	9,400	1,134
Charles Schwab Corp/The	132,513	4,364
			Waste Management Inc	45,929	2,451
CME Group Inc/IL	37,411	3,389
Discover Financial Services	47,283	2,535			$4,751
E*TRADE Financial Corp (a)	32,397	960	Food - 1.81%
Franklin Resources Inc	41,914	1,543	Campbell Soup Co	19,865	1,044
Intercontinental Exchange Inc	13,123	3,363	ConAgra Foods Inc	47,883	2,019
Invesco Ltd	46,883	1,570	General Mills Inc	66,109	3,812
Legg Mason Inc	11,915	467	Hershey Co/The	15,892	1,419
MasterCard Inc	109,526	10,663	Hormel Foods Corp	14,921	1,180
Nasdaq Inc	12,716	740	JM Smucker Co/The	13,237	1,632
Navient Corp	40,074	459	Kellogg Co	28,223	2,040
Synchrony Financial (a)	92,228	2,805	Kraft Heinz Co/The	65,767	4,785
T Rowe Price Group Inc	27,773	1,986	Kroger Co/The	107,670	4,504
Visa Inc	215,294	16,696	McCormick & Co Inc/MD	12,862	1,100
		$67,606	Mondelez International Inc	175,776	7,882
			Sysco Corp	58,069	2,381

Electric - 2.67%			Tyson Foods Inc	32,700	1,744
AES Corp/VA	74,424	712
			Whole Foods Market Inc	37,747	1,264
Ameren Corp	26,837	1,160
American Electric Power Co Inc	54,288	3,163			$36,806
CMS Energy Corp	30,647	1,106	Forest Products & Paper - 0.08%
Consolidated Edison Inc	32,429	2,084	International Paper Co	45,854	1,729
Dominion Resources Inc/VA	65,849	4,454
DTE Energy Co	19,851	1,592
Duke Energy Corp	76,136	5,435	Gas - 0.24%
Edison International	36,037	2,134	AGL Resources Inc	13,299	848
Entergy Corp	19,731	1,349	CenterPoint Energy Inc	47,590	874
Eversource Energy	35,084	1,792	NiSource Inc	35,247	688
Exelon Corp	101,712	2,825	Sempra Energy	26,081	2,452
FirstEnergy Corp	46,792	1,485			$4,862
NextEra Energy Inc	50,939	5,292	Hand & Machine Tools - 0.14%
NRG Energy Inc	34,750	409	Snap-on Inc	6,423	1,101
Pepco Holdings Inc	28,052	730	Stanley Black & Decker Inc	16,561	1,768
PG&E Corp	54,248	2,885			$2,869
Pinnacle West Capital Corp	12,261	791
PPL Corp	74,306	2,536	Healthcare - Products - 2.43%
Public Service Enterprise Group Inc	55,964	2,165	Baxter International Inc	60,505	2,308
SCANA Corp	15,807	956	Becton Dickinson and Co	23,309	3,592
Southern Co/The	100,537	4,704	Boston Scientific Corp (a)	148,790	2,744
TECO Energy Inc	26,018	693	CR Bard Inc	8,172	1,548
WEC Energy Group Inc	34,917	1,792	Danaher Corp	65,944	6,125
			DENTSPLY International Inc	15,470	941

See accompanying notes.

Schedule of Investments
LargeCap S&P 500 Index Account
December 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Healthcare - Products (continued)			Internet (continued)
Edwards Lifesciences Corp (a)	23,859	$1,884	Facebook Inc (a)	251,133	$26,284
Henry Schein Inc (a)	9,172	1,451	Netflix Inc (a)	47,273	5,407
Intuitive Surgical Inc (a)	4,132	2,257	Priceline Group Inc/The (a)	5,506	7,020
Medtronic PLC	155,533	11,963	Symantec Corp	74,719	1,569
Patterson Cos Inc	9,238	418	TripAdvisor Inc (a)	12,498	1,065
St Jude Medical Inc	31,264	1,931	VeriSign Inc (a)	10,853	948
Stryker Corp	34,934	3,247	Yahoo! Inc (a)	96,098	3,196
Thermo Fisher Scientific Inc	44,143	6,262			$129,966
Varian Medical Systems Inc (a)	10,716	866
Zimmer Biomet Holdings Inc	18,933	1,942	Iron & Steel - 0.07%
		$49,479	Nucor Corp	35,352	1,425

Healthcare - Services - 1.74%
Aetna Inc	38,569	4,170	Leisure Products & Services - 0.28%
			Carnival Corp	50,911	2,774
Anthem Inc	28,876	4,027
			Harley-Davidson Inc	21,221	963
Cigna Corp	28,492	4,169
DaVita HealthCare Partners Inc (a)	18,437	1,285	Royal Caribbean Cruises Ltd	18,980	1,921
HCA Holdings Inc (a)	34,720	2,348			$5,658
Humana Inc	16,394	2,927	Lodging - 0.21%
Laboratory Corp of America Holdings (a)	11,193	1,384	Marriott International Inc/MD	21,330	1,430
Quest Diagnostics Inc	15,855	1,128	Starwood Hotels & Resorts Worldwide Inc	18,659	1,292
Tenet Healthcare Corp (a)	11,024	334	Wyndham Worldwide Corp	12,842	933
UnitedHealth Group Inc	105,422	12,402	Wynn Resorts Ltd	8,987	622
Universal Health Services Inc	10,086	1,205			$4,277
		$35,379
			Machinery - Construction & Mining - 0.21%
Holding Companies - Diversified - 0.03%			Caterpillar Inc	64,400	4,377
Leucadia National Corp	36,871	641

			Machinery - Diversified - 0.45%
Home Builders - 0.14%			Cummins Inc	18,168	1,599
DR Horton Inc	36,295	1,162	Deere & Co	34,483	2,630
Lennar Corp - A Shares	19,803	969	Flowserve Corp	14,475	609
PulteGroup Inc	35,142	626	Rockwell Automation Inc	14,602	1,499
		$2,757	Roper Technologies Inc	11,149	2,116
			Xylem Inc/NY	19,839	724
Home Furnishings - 0.13%
Harman International Industries Inc	7,862	741			$9,177
Leggett & Platt Inc	15,053	632	Media - 2.80%
Whirlpool Corp	8,648	1,270	Cablevision Systems Corp	24,617	785
		$2,643	CBS Corp	47,971	2,261
			Comcast Corp - Class A	270,089	15,241
Housewares - 0.06%			Discovery Communications Inc - A Shares (a)	16,536	441
Newell Rubbermaid Inc	29,543	1,302	Discovery Communications Inc - C Shares (a)	28,534	720
			News Corp	11,923	166
Insurance - 3.92%			News Corp	42,202	564
ACE Ltd	35,857	4,190	Scripps Networks Interactive Inc	10,465	578
Aflac Inc	47,201	2,827	TEGNA Inc	24,521	626
Allstate Corp/The	42,839	2,660	Time Warner Cable Inc	31,324	5,813
American International Group Inc	136,825	8,479	Time Warner Inc	88,430	5,719
Aon PLC	30,297	2,794	Twenty-First Century Fox Inc - A Shares	129,495	3,517
Assurant Inc	7,282	587	Twenty-First Century Fox Inc - B Shares	47,694	1,299
Berkshire Hathaway Inc - Class B (a)	207,219	27,361	Viacom Inc	38,399	1,581
Chubb Corp/The	25,114	3,331	Walt Disney Co/The	168,228	17,677
Cincinnati Financial Corp	16,311	965			$56,988
Hartford Financial Services Group Inc/The	45,306	1,969
Lincoln National Corp	27,372	1,376	Metal Fabrication & Hardware - 0.17%
Loews Corp	30,962	1,189	Precision Castparts Corp	15,218	3,531
Marsh & McLennan Cos Inc	57,699	3,199
MetLife Inc	122,956	5,928	Mining - 0.16%
Progressive Corp/The	64,651	2,056	Alcoa Inc	144,912	1,430
Prudential Financial Inc	49,663	4,043	Freeport-McMoRan Inc	127,849	866
Torchmark Corp	12,686	725	Newmont Mining Corp	58,525	1,053
Travelers Cos Inc/The	33,649	3,798			$3,349
Unum Group	26,927	896
XL Group PLC	32,934	1,290	Miscellaneous Manufacturers - 2.71%
		$79,663	3M Co	68,103	10,259
			Dover Corp	17,140	1,051
Internet - 6.39%			Eaton Corp PLC	51,189	2,664
Alphabet Inc - A Shares (a)	32,223	25,070	General Electric Co	1,043,915	32,518
Alphabet Inc - C Shares (a)	32,865	24,941	Illinois Tool Works Inc	36,185	3,354
Amazon.com Inc (a)	42,516	28,736	Ingersoll-Rand PLC	28,874	1,596
eBay Inc (a)	122,179	3,357	Parker-Hannifin Corp	15,040	1,458
Expedia Inc	13,017	1,618	Pentair PLC	19,937	987
F5 Networks Inc (a)	7,784	755

See accompanying notes.

Schedule of Investments
LargeCap S&P 500 Index Account
December 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Miscellaneous Manufacturers (continued)			Pharmaceuticals (continued)
Textron Inc	30,270	$1,272	Zoetis Inc	50,668	$2,428
		$55,159			$154,053

Office & Business Equipment - 0.08%			Pipelines - 0.40%
Pitney Bowes Inc	21,795	450	Columbia Pipeline Group Inc	43,039	861
Xerox Corp	105,262	1,119	Kinder Morgan Inc/DE	202,397	3,020
		$1,569	ONEOK Inc	23,148	571
			Spectra Energy Corp	74,264	1,778
Oil & Gas - 5.00%			Williams Cos Inc/The	75,467	1,939
Anadarko Petroleum Corp	56,205	2,730			$8,169
Apache Corp	41,811	1,859
Cabot Oil & Gas Corp	45,778	810	Publicly Traded Investment Fund - 0.79%
Chesapeake Energy Corp	57,243	258	iShares Core S&P 500 ETF	78,116	16,004
Chevron Corp	208,170	18,727
Cimarex Energy Co	10,459	935
			Real Estate - 0.05%
ConocoPhillips	136,562	6,376	CBRE Group Inc (a)	32,156	1,112
Devon Energy Corp	42,732	1,367
Diamond Offshore Drilling Inc	7,130	150
Ensco PLC	26,051	401	REITS - 2.64%
EOG Resources Inc	60,802	4,304	American Tower Corp	46,850	4,542
EQT Corp	16,872	880	Apartment Investment & Management Co	17,301	693
Exxon Mobil Corp	460,459	35,893	AvalonBay Communities Inc	15,139	2,788
Helmerich & Payne Inc	11,922	638	Boston Properties Inc	16,986	2,166
Hess Corp	26,581	1,289	Crown Castle International Corp	36,918	3,192
Marathon Oil Corp	74,911	943	Equinix Inc	6,854	2,073
Marathon Petroleum Corp	58,951	3,056	Equity Residential	40,290	3,287
Murphy Oil Corp	17,885	402	Essex Property Trust Inc	7,304	1,749
Newfield Exploration Co (a)	17,879	582	General Growth Properties Inc	64,405	1,752
Noble Energy Inc	47,077	1,550	HCP Inc	51,437	1,967
Occidental Petroleum Corp	84,476	5,711	Host Hotels & Resorts Inc	83,135	1,275
Phillips 66	52,513	4,296	Iron Mountain Inc	21,253	574
Pioneer Natural Resources Co	16,522	2,072	Kimco Realty Corp	45,715	1,210
Range Resources Corp	18,733	461	Macerich Co/The	14,885	1,201
Southwestern Energy Co (a)	42,521	302	Plum Creek Timber Co Inc	19,201	916
Tesoro Corp	13,316	1,403	Prologis Inc	57,993	2,489
Transocean Ltd	37,818	468	Public Storage	16,279	4,032
Valero Energy Corp	53,258	3,766	Realty Income Corp	27,608	1,425
		$101,629	Simon Property Group Inc	34,223	6,654
			SL Green Realty Corp	11,028	1,246
Oil & Gas Services - 0.92%			Ventas Inc	36,830	2,078
Baker Hughes Inc	48,235	2,226	Vornado Realty Trust	19,603	1,960
Cameron International Corp (a)	21,139	1,336
FMC Technologies Inc (a)	25,216	732	Welltower Inc	39,142	2,663
			Weyerhaeuser Co	56,459	1,693
Halliburton Co	94,660	3,222			$53,625
National Oilwell Varco Inc	41,561	1,392
Schlumberger Ltd	139,489	9,729	Retail - 6.50%
		$18,637	Advance Auto Parts Inc	8,100	1,219
			AutoNation Inc (a)	8,442	504
Packaging & Containers - 0.18%			AutoZone Inc (a)	3,371	2,501
Ball Corp	15,078	1,097	Bed Bath & Beyond Inc (a)	18,459	891
Owens-Illinois Inc (a)	17,790	310
			Best Buy Co Inc	32,979	1,004
Sealed Air Corp	21,836	974	CarMax Inc (a)	22,413	1,210
WestRock Co	28,439	1,297	Chipotle Mexican Grill Inc (a)	3,449	1,655
		$3,678	Coach Inc	30,696	1,005
Pharmaceuticals - 7.57%			Costco Wholesale Corp	48,381	7,814
Abbott Laboratories	164,997	7,410	CVS Health Corp	122,479	11,975
AbbVie Inc	180,818	10,712	Darden Restaurants Inc	12,756	812
Allergan plc (a)	43,593	13,623	Dollar General Corp	32,180	2,313
			Dollar Tree Inc (a)	25,970	2,005
AmerisourceBergen Corp	21,607	2,241
Baxalta Inc	60,037	2,343	GameStop Corp	11,668	327
Bristol-Myers Squibb Co	184,527	12,694	Gap Inc/The	25,338	626
Cardinal Health Inc	36,388	3,248	Home Depot Inc/The	140,239	18,547
Eli Lilly & Co	107,953	9,096	Kohl's Corp	20,995	1,000
Endo International PLC (a)	23,024	1,410	L Brands Inc	28,172	2,699
Express Scripts Holding Co (a)	74,802	6,538	Lowe's Cos Inc	101,219	7,697
Johnson & Johnson	306,049	31,437	Macy's Inc	34,771	1,216
Mallinckrodt PLC (a)	12,824	957	McDonald's Corp	101,564	11,999
McKesson Corp	25,452	5,020	Nordstrom Inc	15,049	750
Mead Johnson Nutrition Co	21,804	1,721	O'Reilly Automotive Inc (a)	10,910	2,765
Merck & Co Inc	308,991	16,321	PVH Corp	9,130	672
Mylan NV (a)	45,689	2,470	Ross Stores Inc	44,797	2,410
Perrigo Co PLC	16,193	2,343	Signet Jewelers Ltd	8,796	1,088
Pfizer Inc (b)	682,790	22,041	Staples Inc	71,190	674
			Starbucks Corp	164,232	9,859

See accompanying notes.

Schedule of Investments
LargeCap S&P 500 Index Account
December 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held	Value (000	's)

Retail (continued)			Transportation (continued)
Target Corp	68,141	$4,948	Expeditors International of Washington Inc	20,618	$930
Tiffany & Co	12,337	941	FedEx Corp	29,047	4,328
TJX Cos Inc/The	74,056	5,251	JB Hunt Transport Services Inc	10,014	735
Tractor Supply Co	14,858	1,270	Kansas City Southern	12,071	901
Urban Outfitters Inc (a)	9,602	218	Norfolk Southern Corp	33,024	2,793
Walgreens Boots Alliance Inc	96,344	8,204	Ryder System Inc	5,909	336
Wal-Mart Stores Inc	173,537	10,638	Union Pacific Corp	94,473	7,388
Yum! Brands Inc	47,699	3,484	United Parcel Service Inc	76,999	7,410
		$132,191			$28,604
			TOTAL COMMON STOCKS		$1,994,736
Savings & Loans - 0.03%
People's United Financial Inc	34,314	554	INVESTMENT COMPANIES - 2.09%	Shares Held	Value (000	's)
			Publicly Traded Investment Fund - 2.09%
Semiconductors - 2.78%			BlackRock Liquidity Funds FedFund Portfolio	42,512,012	42,512
Analog Devices Inc	34,516	1,909
Applied Materials Inc	127,104	2,373	TOTAL INVESTMENT COMPANIES		$42,512
Avago Technologies Ltd	29,001	4,210	Total Investments		$2,037,248
Broadcom Corp	62,051	3,588	Liabilities in Excess of Other Assets, Net - (0.18)%		$(3,628)
Intel Corp	521,964	17,982	TOTAL NET ASSETS - 100.00%		$2,033,620
KLA-Tencor Corp	17,249	1,196
Lam Research Corp	17,519	1,391
Linear Technology Corp	26,451	1,123	(a) Non-Income Producing Security
Microchip Technology Inc	22,467	1,046	(b)	Security or a portion of the security was pledged to cover margin
Micron Technology Inc (a)	120,094	1,701	requirements for futures contracts. At the end of the period, the value of
NVIDIA Corp	56,532	1,863	these securities totaled $5,505 or 0.27% of net assets.
Qorvo Inc (a)	15,633	796
QUALCOMM Inc	166,256	8,310
Skyworks Solutions Inc	21,143	1,624	Portfolio Summary (unaudited)
Texas Instruments Inc	112,203	6,150	Sector		Percent
Xilinx Inc	28,423	1,335	Consumer, Non-cyclical		23.92%
		$56,597	Financial		17.15%
Software - 4.67%			Technology		12.69%
Activision Blizzard Inc	55,804	2,160	Communications		12.66%
Adobe Systems Inc (a)	55,171	5,183	Consumer, Cyclical		10.13%
Akamai Technologies Inc (a)	19,681	1,036	Industrial		9.10%
Autodesk Inc (a)	25,019	1,524	Energy		6.36%
CA Inc	34,455	984	Utilities		2.91%
Cerner Corp (a)	33,677	2,026	Exchange Traded Funds		2.88%
Citrix Systems Inc (a)	17,014	1,287	Basic Materials		2.35%
Dun & Bradstreet Corp/The	3,996	415	Diversified		0.03%
Electronic Arts Inc (a)	34,378	2,362	Liabilities in Excess of Other Assets, Net		(0.18)%
Fidelity National Information Services Inc	30,686	1,860	TOTAL NET ASSETS		100.00%
Fiserv Inc (a)	25,278	2,312
Intuit Inc	29,201	2,818
Microsoft Corp	883,536	49,019
Oracle Corp	354,121	12,936
Paychex Inc	35,492	1,877
Red Hat Inc (a)	20,219	1,674
salesforce.com inc (a)	69,037	5,413
		$94,886

Telecommunications - 3.23%
AT&T Inc	680,467	23,415
CenturyLink Inc	60,725	1,528
Cisco Systems Inc	561,461	15,246
Frontier Communications Corp	129,214	603
Juniper Networks Inc	39,264	1,084
Level 3 Communications Inc (a)	31,919	1,735
Motorola Solutions Inc	17,771	1,216
Verizon Communications Inc	450,054	20,802
		$65,629

Textiles - 0.07%
Mohawk Industries Inc (a)	7,032	1,332

Toys, Games & Hobbies - 0.09%
Hasbro Inc	12,406	835
Mattel Inc	37,535	1,020
		$1,855

Transportation - 1.41%
CH Robinson Worldwide Inc	15,886	985
CSX Corp	107,837	2,798

See accompanying notes.

Schedule of Investments
LargeCap S&P 500 Index Account
December 31, 2015

Futures Contracts

					Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value	Appreciation/(Depreciation)
S&P 500 Emini; March 2016	Long	414	$41,892	$42,133	$241
Total					$241
Amounts in thousands except contracts

See accompanying notes.

Schedule of Investments
LargeCap S&P 500 Managed Volatility Index Account
December 31, 2015

COMMON STOCKS - 93.42%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Advertising - 0.23%			Beverages - 2.19%
Interpublic Group of Cos Inc/The	3,397	$79	Brown-Forman Corp - B Shares	849	$84
Nielsen Holdings PLC	3,044	142	Coca-Cola Co/The	32,730	1,406
Omnicom Group Inc	2,025	153	Coca-Cola Enterprises Inc	1,745	86
		$374	Constellation Brands Inc	1,447	206
			Dr Pepper Snapple Group Inc	1,579	147
Aerospace & Defense - 1.93%			Keurig Green Mountain Inc	971	88
Boeing Co/The	5,266	761	Molson Coors Brewing Co	1,317	124
General Dynamics Corp	2,485	341	Monster Beverage Corp (a)	1,254	187
Harris Corp	1,040	90	PepsiCo Inc	12,182	1,217
L-3 Communications Holdings Inc	654	78			$3,545
Lockheed Martin Corp	2,209	480
Northrop Grumman Corp	1,525	288	Biotechnology - 2.97%
Raytheon Co	2,518	314	Alexion Pharmaceuticals Inc (a)	1,884	359
Rockwell Collins Inc	1,099	102	Amgen Inc	6,307	1,024
United Technologies Corp	6,898	663	Biogen Inc (a)	1,863	571
		$3,117	Celgene Corp (a)	6,569	787
			Gilead Sciences Inc	12,051	1,219
Agriculture - 1.61%			Illumina Inc (a)	1,224	235
Altria Group Inc	16,395	954	Regeneron Pharmaceuticals Inc (a)	648	352
Archer-Daniels-Midland Co	4,990	183	Vertex Pharmaceuticals Inc (a)	2,055	258
Philip Morris International Inc	12,956	1,139			$4,805
Reynolds American Inc	6,931	320
		$2,596	Building Materials - 0.16%
			Martin Marietta Materials Inc	552	75
Airlines - 0.60%			Masco Corp	2,814	80
American Airlines Group Inc	5,271	223	Vulcan Materials Co	1,114	106
Delta Air Lines Inc	6,577	333			$261
Southwest Airlines Co	5,438	234
United Continental Holdings Inc (a)	3,117	179	Chemicals - 1.94%
		$969	Air Products & Chemicals Inc	1,620	211
			Airgas Inc	542	75
Apparel - 0.75%			CF Industries Holdings Inc	1,948	80
Hanesbrands Inc	3,275	96	Dow Chemical Co/The	9,402	484
Michael Kors Holdings Ltd (a)	1,538	62
			Eastman Chemical Co	1,242	84
NIKE Inc	11,284	705	Ecolab Inc	2,222	254
Ralph Lauren Corp	491	55	EI du Pont de Nemours & Co	7,328	488
Under Armour Inc (a)	1,506	121
			FMC Corp	1,116	44
VF Corp	2,851	178	International Flavors & Fragrances Inc	671	80
		$1,217	LyondellBasell Industries NV	3,006	261
Automobile Manufacturers - 0.62%			Monsanto Co	3,677	362
Ford Motor Co	32,593	459	Mosaic Co/The	2,803	77
General Motors Co	11,841	403	PPG Industries Inc	2,251	222
PACCAR Inc	2,955	140	Praxair Inc	2,381	244
		$1,002	Sherwin-Williams Co/The	662	172
					$3,138
Automobile Parts & Equipment - 0.35%
BorgWarner Inc	1,874	81	Coal - 0.01%
Delphi Automotive PLC	2,341	201	CONSOL Energy Inc	1,915	15
Goodyear Tire & Rubber Co/The	2,248	73
Johnson Controls Inc	5,415	214	Commercial Services - 1.05%
		$569	ADT Corp/The	1,379	46
			Automatic Data Processing Inc	3,856	327

Banks - 6.83%			Cintas Corp	730	66
Bank of America Corp	87,071	1,465
			Equifax Inc	990	110
Bank of New York Mellon Corp/The	9,139	377
			H&R Block Inc	1,972	66
BB&T Corp	6,523	247
			McGraw Hill Financial Inc	2,259	223
Capital One Financial Corp	4,448	321
			Moody's Corp	1,438	144
Citigroup Inc	24,910	1,289	PayPal Holdings Inc (a)	9,296	337
Comerica Inc	1,477	62	Quanta Services Inc (a)	1,336	27
Fifth Third Bancorp	6,642	133
			Robert Half International Inc	1,109	52
Goldman Sachs Group Inc/The	3,316	598
			Total System Services Inc	1,414	70
Huntington Bancshares Inc/OH	6,662	74	United Rentals Inc (a)	775	56
JPMorgan Chase & Co	30,782	2,032	Verisk Analytics Inc (a)	1,303	100
KeyCorp	6,985	92
			Western Union Co/The	4,225	76
M&T Bank Corp	1,338	162
Morgan Stanley	12,629	402			$1,700
Northern Trust Corp	1,817	131	Computers - 4.99%
PNC Financial Services Group Inc/The	4,245	404	Accenture PLC - Class A	5,225	546
Regions Financial Corp	10,916	105	Apple Inc	46,622	4,907
State Street Corp	3,374	224	Cognizant Technology Solutions Corp (a)	5,084	305
SunTrust Banks Inc	4,261	182	CSRA Inc	1,151	35
US Bancorp	13,749	587	EMC Corp/MA	16,213	416
Wells Fargo & Co	38,868	2,113	Hewlett Packard Enterprise Co	15,037	229
Zions Bancorporation	1,707	47	HP Inc	15,105	179
		$11,047	International Business Machines Corp	7,463	1,027

See accompanying notes.

Schedule of Investments
LargeCap S&P 500 Managed Volatility Index Account
December 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Computers (continued)			Electric (continued)
NetApp Inc	2,444	$65	Xcel Energy Inc	4,243	$152
SanDisk Corp	1,678	128			$4,101
Seagate Technology PLC	2,500	92
Teradata Corp (a)	1,111	29	Electrical Components & Equipment - 0.23%
Western Digital Corp	1,937	116	AMETEK Inc	1,989	106
		$8,074	Emerson Electric Co	5,473	262
					$368
Consumer Products - 0.41%
Avery Dennison Corp	761	48	Electronics - 1.04%
Church & Dwight Co Inc	1,096	93	Agilent Technologies Inc	2,771	116
Clorox Co/The	1,079	137	Allegion PLC	802	53
Kimberly-Clark Corp	3,035	386	Amphenol Corp	2,577	134
		$664	Corning Inc	9,892	181
			FLIR Systems Inc	1,154	32
Cosmetics & Personal Care - 1.53%			Garmin Ltd	986	37
Colgate-Palmolive Co	7,499	500	Honeywell International Inc	6,444	667
Estee Lauder Cos Inc/The	1,861	164	PerkinElmer Inc	935	50
Procter & Gamble Co/The	22,749	1,806	TE Connectivity Ltd	3,229	209
		$2,470	Tyco International Plc	3,535	113
			Waters Corp (a)	682	92
Distribution & Wholesale - 0.20%					$1,684
Fastenal Co	2,422	99
Fossil Group Inc (a)	345	12	Energy - Alternate Sources - 0.03%
Genuine Parts Co	1,260	108	First Solar Inc (a)	632	42
WW Grainger Inc	482	98
		$317
			Engineering & Construction - 0.06%
Diversified Financial Services - 3.16%			Fluor Corp	1,184	56
Affiliated Managers Group Inc (a)	452	72	Jacobs Engineering Group Inc (a)	1,024	43
Alliance Data Systems Corp (a)	511	141			$99
American Express Co	6,996	486

Ameriprise Financial Inc	1,455	155	Environmental Control - 0.22%
			Republic Services Inc	2,003	88
BlackRock Inc	1,055	359	Stericycle Inc (a)	710	86
Charles Schwab Corp/The	10,018	330
			Waste Management Inc	3,472	185
CME Group Inc/IL	2,828	256
Discover Financial Services	3,575	192			$359
E*TRADE Financial Corp (a)	2,449	73	Food - 1.72%
Franklin Resources Inc	3,168	117	Campbell Soup Co	1,502	79
Intercontinental Exchange Inc	992	254	ConAgra Foods Inc	3,620	153
Invesco Ltd	3,544	119	General Mills Inc	4,997	288
Legg Mason Inc	900	35	Hershey Co/The	1,201	107
MasterCard Inc	8,280	806	Hormel Foods Corp	1,128	89
Nasdaq Inc	961	56	JM Smucker Co/The	1,001	123
Navient Corp	3,030	35	Kellogg Co	2,133	154
Synchrony Financial (a)	6,972	212	Kraft Heinz Co/The	4,972	362
T Rowe Price Group Inc	2,100	150	Kroger Co/The	8,140	340
Visa Inc	16,276	1,262	McCormick & Co Inc/MD	972	83
		$5,110	Mondelez International Inc	13,288	596
			Sysco Corp	4,390	180

Electric - 2.54%			Tyson Foods Inc	2,471	132
AES Corp/VA	5,626	54
			Whole Foods Market Inc	2,854	96
Ameren Corp	2,028	88
American Electric Power Co Inc	4,104	239			$2,782
CMS Energy Corp	2,317	84	Forest Products & Paper - 0.08%
Consolidated Edison Inc	2,451	158	International Paper Co	3,466	131
Dominion Resources Inc/VA	4,978	337
DTE Energy Co	1,500	120
Duke Energy Corp	5,755	411	Gas - 0.23%
Edison International	2,724	161	AGL Resources Inc	1,005	64
Entergy Corp	1,491	102	CenterPoint Energy Inc	3,597	66
Eversource Energy	2,652	135	NiSource Inc	2,664	52
Exelon Corp	7,689	213	Sempra Energy	1,972	185
FirstEnergy Corp	3,537	112			$367
NextEra Energy Inc	3,850	400	Hand & Machine Tools - 0.13%
NRG Energy Inc	2,627	31	Snap-on Inc	485	83
Pepco Holdings Inc	2,120	55	Stanley Black & Decker Inc	1,252	134
PG&E Corp	4,101	218			$217
Pinnacle West Capital Corp	927	60
PPL Corp	5,617	192	Healthcare - Products - 2.31%
Public Service Enterprise Group Inc	4,230	164	Baxter International Inc	4,574	175
SCANA Corp	1,194	72	Becton Dickinson and Co	1,762	272
Southern Co/The	7,600	356	Boston Scientific Corp (a)	11,248	207
TECO Energy Inc	1,967	52	CR Bard Inc	618	117
WEC Energy Group Inc	2,639	135	Danaher Corp	4,985	463
			DENTSPLY International Inc	1,169	71

See accompanying notes.

Schedule of Investments
LargeCap S&P 500 Managed Volatility Index Account
December 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Healthcare - Products (continued)			Internet (continued)
Edwards Lifesciences Corp (a)	1,804	$143	Facebook Inc (a)	18,985	$1,987
Henry Schein Inc (a)	693	110	Netflix Inc (a)	3,574	409
Intuitive Surgical Inc (a)	312	170	Priceline Group Inc/The (a)	416	530
Medtronic PLC	11,758	904	Symantec Corp	5,649	119
Patterson Cos Inc	698	32	TripAdvisor Inc (a)	944	80
St Jude Medical Inc	2,363	146	VeriSign Inc (a)	820	72
Stryker Corp	2,640	245	Yahoo! Inc (a)	7,265	242
Thermo Fisher Scientific Inc	3,337	473			$9,824
Varian Medical Systems Inc (a)	810	65
Zimmer Biomet Holdings Inc	1,431	147	Iron & Steel - 0.07%
		$3,740	Nucor Corp	2,672	108
Healthcare - Services - 1.65%
Aetna Inc	2,915	315	Leisure Products & Services - 0.27%
			Carnival Corp	3,848	210
Anthem Inc	2,183	304
			Harley-Davidson Inc	1,604	73
Cigna Corp	2,154	315
DaVita HealthCare Partners Inc (a)	1,393	97	Royal Caribbean Cruises Ltd	1,434	145
HCA Holdings Inc (a)	2,624	178			$428
Humana Inc	1,239	221	Lodging - 0.20%
Laboratory Corp of America Holdings (a)	846	105	Marriott International Inc/MD	1,612	108
Quest Diagnostics Inc	1,198	85	Starwood Hotels & Resorts Worldwide Inc	1,410	98
Tenet Healthcare Corp (a)	833	25	Wyndham Worldwide Corp	970	70
UnitedHealth Group Inc	7,970	938	Wynn Resorts Ltd	679	47
Universal Health Services Inc	762	91			$323
		$2,674
			Machinery - Construction & Mining - 0.20%
Holding Companies - Diversified - 0.03%			Caterpillar Inc	4,868	331
Leucadia National Corp	2,787	48

			Machinery - Diversified - 0.43%
Home Builders - 0.13%			Cummins Inc	1,373	121
DR Horton Inc	2,744	88	Deere & Co	2,607	199
Lennar Corp - A Shares	1,496	73	Flowserve Corp	1,094	46
PulteGroup Inc	2,656	47	Rockwell Automation Inc	1,103	113
		$208	Roper Technologies Inc	843	160
			Xylem Inc/NY	1,499	55
Home Furnishings - 0.12%
Harman International Industries Inc	594	56			$694
Leggett & Platt Inc	1,138	48	Media - 2.67%
Whirlpool Corp	653	96	Cablevision Systems Corp	1,861	59
		$200	CBS Corp	3,626	171
			Comcast Corp - Class A	20,419	1,152
Housewares - 0.06%			Discovery Communications Inc - A Shares (a)	1,250	33
Newell Rubbermaid Inc	2,233	98	Discovery Communications Inc - C Shares (a)	2,157	54
			News Corp	901	13
Insurance - 3.73%			News Corp	3,190	43
ACE Ltd	2,710	317	Scripps Networks Interactive Inc	791	44
Aflac Inc	3,568	214	TEGNA Inc	1,853	47
Allstate Corp/The	3,239	201	Time Warner Cable Inc	2,368	440
American International Group Inc	10,344	641	Time Warner Inc	6,685	432
Aon PLC	2,290	211	Twenty-First Century Fox Inc - A Shares	9,790	266
Assurant Inc	550	44	Twenty-First Century Fox Inc - B Shares	3,605	98
Berkshire Hathaway Inc - Class B (a)	15,666	2,068	Viacom Inc	2,903	120
Chubb Corp/The	1,898	252	Walt Disney Co/The	12,718	1,336
Cincinnati Financial Corp	1,232	73			$4,308
Hartford Financial Services Group Inc/The	3,425	149
Lincoln National Corp	2,069	104	Metal Fabrication & Hardware - 0.17%
Loews Corp	2,340	90	Precision Castparts Corp	1,150	267
Marsh & McLennan Cos Inc	4,361	242
MetLife Inc	9,295	448	Mining - 0.16%
Progressive Corp/The	4,888	155	Alcoa Inc	10,955	108
Prudential Financial Inc	3,754	306	Freeport-McMoRan Inc	9,664	65
Torchmark Corp	959	55	Newmont Mining Corp	4,424	80
Travelers Cos Inc/The	2,543	287			$253
Unum Group	2,035	68
XL Group PLC	2,490	97	Miscellaneous Manufacturers - 2.58%
		$6,022	3M Co	5,148	776
			Dover Corp	1,296	79
Internet - 6.08%			Eaton Corp PLC	3,870	201
Alphabet Inc - A Shares (a)	2,436	1,895	General Electric Co (b)	78,921	2,458
Alphabet Inc - C Shares (a)	2,484	1,885	Illinois Tool Works Inc	2,735	254
Amazon.com Inc (a)	3,214	2,172	Ingersoll-Rand PLC	2,183	121
eBay Inc (a)	9,237	254	Parker-Hannifin Corp	1,137	110
Expedia Inc	983	122	Pentair PLC	1,507	75
F5 Networks Inc (a)	588	57

See accompanying notes.

Schedule of Investments
LargeCap S&P 500 Managed Volatility Index Account
December 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Miscellaneous Manufacturers (continued)			Pharmaceuticals (continued)
Textron Inc	2,288	$96	Zoetis Inc	3,830	$184
		$4,170			$11,646

Office & Business Equipment - 0.07%			Pipelines - 0.38%
Pitney Bowes Inc	1,647	34	Columbia Pipeline Group Inc	3,253	65
Xerox Corp	7,957	85	Kinder Morgan Inc/DE	15,301	228
		$119	ONEOK Inc	1,749	43
			Spectra Energy Corp	5,614	134
Oil & Gas - 4.75%			Williams Cos Inc/The	5,705	147
Anadarko Petroleum Corp	4,249	206			$617
Apache Corp	3,161	141
Cabot Oil & Gas Corp	3,461	61	Publicly Traded Investment Fund - 0.89%
Chesapeake Energy Corp	4,326	20	iShares Core S&P 500 ETF	7,018	1,438
Chevron Corp	15,737	1,416
Cimarex Energy Co	791	71
			Real Estate - 0.05%
ConocoPhillips	10,324	482	CBRE Group Inc (a)	2,431	84
Devon Energy Corp	3,230	103
Diamond Offshore Drilling Inc	538	11
Ensco PLC	1,969	30	REITS - 2.51%
EOG Resources Inc	4,597	325	American Tower Corp	3,542	343
EQT Corp	1,275	67	Apartment Investment & Management Co	1,308	52
Exxon Mobil Corp (b)	34,811	2,714	AvalonBay Communities Inc	1,144	211
Helmerich & Payne Inc	901	48	Boston Properties Inc	1,283	164
Hess Corp	2,010	97	Crown Castle International Corp	2,791	241
Marathon Oil Corp	5,663	71	Equinix Inc	517	156
Marathon Petroleum Corp	4,456	231	Equity Residential	3,045	249
Murphy Oil Corp	1,352	30	Essex Property Trust Inc	552	132
Newfield Exploration Co (a)	1,351	44	General Growth Properties Inc	4,868	133
Noble Energy Inc	3,558	117	HCP Inc	3,888	149
Occidental Petroleum Corp	6,386	432	Host Hotels & Resorts Inc	6,285	96
Phillips 66	3,970	325	Iron Mountain Inc	1,606	43
Pioneer Natural Resources Co	1,249	157	Kimco Realty Corp	3,456	92
Range Resources Corp	1,415	35	Macerich Co/The	1,125	91
Southwestern Energy Co (a)	3,214	23	Plum Creek Timber Co Inc	1,451	69
Tesoro Corp	1,006	106	Prologis Inc	4,384	188
Transocean Ltd	2,859	35	Public Storage	1,230	305
Valero Energy Corp	4,026	285	Realty Income Corp	2,086	108
		$7,683	Simon Property Group Inc	2,587	503
			SL Green Realty Corp	834	94
Oil & Gas Services - 0.87%			Ventas Inc	2,784	157
Baker Hughes Inc	3,646	168	Vornado Realty Trust	1,481	148
Cameron International Corp (a)	1,598	101
FMC Technologies Inc (a)	1,906	55	Welltower Inc	2,959	201
			Weyerhaeuser Co	4,268	128
Halliburton Co	7,156	244			$4,053
National Oilwell Varco Inc	3,141	105
Schlumberger Ltd	10,545	736	Retail - 6.18%
		$1,409	Advance Auto Parts Inc	611	92
			AutoNation Inc (a)	638	38
Packaging & Containers - 0.17%			AutoZone Inc (a)	254	189
Ball Corp	1,139	83	Bed Bath & Beyond Inc (a)	1,395	67
Owens-Illinois Inc (a)	1,345	23
			Best Buy Co Inc	2,493	76
Sealed Air Corp	1,650	74	CarMax Inc (a)	1,694	91
WestRock Co	2,150	98	Chipotle Mexican Grill Inc (a)	260	125
		$278	Coach Inc	2,320	76
Pharmaceuticals - 7.20%			Costco Wholesale Corp	3,658	591
Abbott Laboratories	12,473	560	CVS Health Corp	9,259	905
AbbVie Inc	13,669	810	Darden Restaurants Inc	964	61
Allergan plc (a)	3,295	1,030	Dollar General Corp	2,433	175
			Dollar Tree Inc (a)	1,962	152
AmerisourceBergen Corp	1,633	169
Baxalta Inc	4,538	177	GameStop Corp	882	25
Bristol-Myers Squibb Co	13,950	960	Gap Inc/The	1,915	47
Cardinal Health Inc	2,750	245	Home Depot Inc/The	10,602	1,402
Eli Lilly & Co	8,161	688	Kohl's Corp	1,587	76
Endo International PLC (a)	1,740	107	L Brands Inc	2,129	204
Express Scripts Holding Co (a)	5,655	494	Lowe's Cos Inc	7,652	582
Johnson & Johnson	23,137	2,377	Macy's Inc	2,628	92
Mallinckrodt PLC (a)	969	72	McDonald's Corp	7,678	907
McKesson Corp	1,924	379	Nordstrom Inc	1,137	57
Mead Johnson Nutrition Co	1,648	130	O'Reilly Automotive Inc (a)	825	209
Merck & Co Inc	23,360	1,234	PVH Corp	689	51
Mylan NV (a)	3,454	187	Ross Stores Inc	3,386	182
Perrigo Co PLC	1,224	177	Signet Jewelers Ltd	665	82
Pfizer Inc	51,619	1,666	Staples Inc	5,381	51
			Starbucks Corp	12,416	745

See accompanying notes.

Schedule of Investments
LargeCap S&P 500 Managed Volatility Index Account
December 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held	Value (000	's)

Retail (continued)			Transportation (continued)
Target Corp	5,151	$374	Expeditors International of Washington Inc	1,558		$70
Tiffany & Co	932	71	FedEx Corp	2,196		327
TJX Cos Inc/The	5,598	397	JB Hunt Transport Services Inc	757		56
Tractor Supply Co	1,123	96	Kansas City Southern	913		68
Urban Outfitters Inc (a)	725	17	Norfolk Southern Corp	2,496		211
Walgreens Boots Alliance Inc	7,283	620	Ryder System Inc	446		25
Wal-Mart Stores Inc	13,119	804	Union Pacific Corp	7,142		559
Yum! Brands Inc	3,605	263	United Parcel Service Inc	5,821		560
		$9,992				$2,162
			TOTAL COMMON STOCKS			$151,013
Savings & Loans - 0.03%
People's United Financial Inc	2,593	42	INVESTMENT COMPANIES - 8.57%	Shares Held	Value (000	's)
			Publicly Traded Investment Fund - 8.57%
Semiconductors - 2.65%			BlackRock Liquidity Funds FedFund Portfolio	13,848,876		13,849
Analog Devices Inc	2,609	144
Applied Materials Inc	9,608	179	TOTAL INVESTMENT COMPANIES			$13,849
Avago Technologies Ltd	2,192	318	TOTAL PURCHASED OPTIONS - 0.36%			$587
Broadcom Corp	4,691	271	Total Investments			$165,449
Intel Corp	39,461	1,359	Liabilities in Excess of Other Assets, Net - (2.35)%			$(3,795)
KLA-Tencor Corp	1,304	91	TOTAL NET ASSETS - 100.00%			$161,654
Lam Research Corp	1,324	105
Linear Technology Corp	1,999	85
Microchip Technology Inc	1,698	79	(a) Non-Income Producing Security
Micron Technology Inc (a)	9,079	129	(b)		Security or a portion of the security was pledged to cover margin
NVIDIA Corp	4,273	141	requirements for futures contracts. At the end of the period, the value of
Qorvo Inc (a)	1,181	60	these securities totaled $1,342 or 0.83% of net assets.
QUALCOMM Inc	12,568	628
Skyworks Solutions Inc	1,598	123
Texas Instruments Inc	8,483	465	Portfolio Summary (unaudited)
Xilinx Inc	2,149	101	Sector			Percent
		$4,278	Consumer, Non-cyclical			22.73%
Software - 4.44%			Financial			16.31%
Activision Blizzard Inc	4,219	163	Technology			12.06%
Adobe Systems Inc (a)	4,171	392	Communications			12.05%
Akamai Technologies Inc (a)	1,487	78	Consumer, Cyclical			9.62%
Autodesk Inc (a)	1,891	115	Exchange Traded Funds			9.46%
CA Inc	2,605	74	Industrial			8.67%
Cerner Corp (a)	2,545	153	Energy			6.04%
Citrix Systems Inc (a)	1,285	97	Utilities			2.77%
Dun & Bradstreet Corp/The	302	31	Basic Materials			2.25%
Electronic Arts Inc (a)	2,598	179	Purchased Options			0.36%
Fidelity National Information Services Inc	2,320	141	Diversified			0.03%
Fiserv Inc (a)	1,910	175	Liabilities in Excess of Other Assets, Net			(2.35)%
Intuit Inc	2,207	213	TOTAL NET ASSETS			100.00%
Microsoft Corp (b)	66,796	3,706
Oracle Corp	26,771	978
Paychex Inc	2,682	142
Red Hat Inc (a)	1,528	127
salesforce.com inc (a)	5,218	409
		$7,173

Telecommunications - 3.07%
AT&T Inc	51,444	1,770
CenturyLink Inc	4,591	115
Cisco Systems Inc	42,446	1,153
Frontier Communications Corp	9,768	46
Juniper Networks Inc	2,968	82
Level 3 Communications Inc (a)	2,413	131
Motorola Solutions Inc	1,343	92
Verizon Communications Inc	34,024	1,573
		$4,962

Textiles - 0.06%
Mohawk Industries Inc (a)	532	101

Toys, Games & Hobbies - 0.09%
Hasbro Inc	937	63
Mattel Inc	2,837	77
		$140

Transportation - 1.34%
CH Robinson Worldwide Inc	1,200	74
CSX Corp	8,152	212

See accompanying notes.

		Schedule of Investments
LargeCap S&P 500 Managed Volatility Index Account
December 31, 2015

Futures Contracts

						Unrealized
Type	Long/Short	Contracts	Notional Value		Fair Value	Appreciation/(Depreciation)
S&P 500 Emini; March 2016	Long		18	$1,844	$1,832	$(12)
Total						$(12)

Amounts in thousands except contracts

Options
				Upfront Premiums		Unrealized
Purchased Options Outstanding	Exercise Price	Expiration Date	Contracts	Paid/(Received)	Fair Value	Appreciation/(Depreciation)
Call - S&P 500 Index	$2,090.00	01/11/2016	100	$95	$20	$(75)
Call - S&P 500 Index	$2,060.00	01/11/2016	100	105	99	(6)
Put - S&P 500 Index	$2,060.00	01/11/2016	110	148	290	142
Put - S&P 500 Index	$2,020.00	01/18/2016	100	95	178	83
Total				$443	$587	$144

				Upfront Premiums		Unrealized
Written Options Outstanding	Exercise Price	Expiration Date	Contracts	Paid/(Received)	Fair Value	Appreciation/(Depreciation)
Call - S&P 500 Index	$2,080.00	01/11/2016	200	$(188)	$(73)	$115
Put - S&P 500 Index	$2,050.00	01/11/2016	110	(118)	(233)	(115)
Put - S&P 500 Index	$1,980.00	01/18/2016	100	(49)	(105)	(56)
Total				$(355)	$(411)	$(56)

Amounts in thousands except contracts

See accompanying notes.

Schedule of Investments
LargeCap Value Account
December 31, 2015

COMMON STOCKS - 99.67%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held	Value (000	's)

Aerospace & Defense - 3.22%			Insurance - 6.02%
General Dynamics Corp	31,500	$4,327	AmTrust Financial Services Inc	7,759	$478
Orbital ATK Inc	6,800	607	Berkshire Hathaway Inc - Class B (a)	9,600	1,268
		$4,934	Everest Re Group Ltd	24,400	4,467
			Reinsurance Group of America Inc	6,900	590
Agriculture - 2.35%			Travelers Cos Inc/The	21,400	2,415
Archer-Daniels-Midland Co	46,972	1,723			$9,218
Philip Morris International Inc	21,300	1,872
		$3,595	Media - 1.84%
			Comcast Corp - Class A	49,900	2,816
Airlines - 1.03%
Delta Air Lines Inc	31,100	1,576
			Miscellaneous Manufacturers - 2.77%
			General Electric Co	136,000	4,236
Automobile Manufacturers - 0.85%
General Motors Co	38,200	1,299
			Oil & Gas - 12.49%
			Apache Corp	22,600	1,005
Automobile Parts & Equipment - 1.25%			Chevron Corp	3,600	324
Allison Transmission Holdings Inc	23,720	614	ConocoPhillips	28,000	1,307
Goodyear Tire & Rubber Co/The	39,980	1,306	Ensco PLC	95,000	1,462
		$1,920	EP Energy Corp (a)	55,300	242
			Exxon Mobil Corp	49,440	3,854
Banks - 14.57%			Newfield Exploration Co (a)	53,600	1,745
Bank of America Corp	29,100	490
Citigroup Inc	52,400	2,712	Noble Corp plc	183,600	1,937
Goldman Sachs Group Inc/The	2,700	487	Tesoro Corp	29,130	3,070
Huntington Bancshares Inc/OH	43,000	475	Valero Energy Corp	59,000	4,172
JPMorgan Chase & Co	107,160	7,076			$19,118
SunTrust Banks Inc	79,200	3,393	Oil & Gas Services - 0.89%
Wells Fargo & Co	141,250	7,678	Cameron International Corp (a)	21,580	1,364
		$22,311

Biotechnology - 1.32%			Pharmaceuticals - 8.68%
Amgen Inc	12,410	2,015	Cardinal Health Inc	47,500	4,240
			Johnson & Johnson	21,100	2,168
			Pfizer Inc (b)	213,300	6,885
Building Materials - 1.16%
Owens Corning	37,770	1,776			$13,293
			REITS - 6.23%
Chemicals - 3.05%			Apartment Investment & Management Co	22,200	889
Dow Chemical Co/The	90,700	4,669	Equity Residential	57,860	4,721
			Extra Space Storage Inc	18,200	1,605
			Simon Property Group Inc	6,700	1,303
Computers - 1.19%			UDR Inc	27,000	1,014
Amdocs Ltd	22,600	1,233			$9,532
NetApp Inc	22,000	584
		$1,817	Retail - 4.29%
			Darden Restaurants Inc	13,300	847
Cosmetics & Personal Care - 1.02%			Foot Locker Inc	34,680	2,257
Procter & Gamble Co/The	19,600	1,556	Target Corp	47,800	3,471
					$6,575
Diversified Financial Services - 2.57%
CoreLogic Inc/United States (a)	32,440	1,099	Semiconductors - 2.32%
Synchrony Financial (a)	92,999	2,828	Intel Corp	103,300	3,559
		$3,927
			Software - 3.16%
Electric - 4.66%			Electronic Arts Inc (a)	33,200	2,282
Ameren Corp	39,200	1,694	Microsoft Corp	46,200	2,563
FirstEnergy Corp	52,750	1,674			$4,845
Public Service Enterprise Group Inc	97,150	3,759
		$7,127	Telecommunications - 4.71%
			AT&T Inc	34,800	1,198
Electronics - 0.28%			Cisco Systems Inc	221,560	6,016
Keysight Technologies Inc (a)	15,000	425
					$7,214
			TOTAL COMMON STOCKS		$152,575
Food - 3.78%			INVESTMENT COMPANIES - 0.16%	Shares Held	Value (000	's)
Ingredion Inc	9,840	943
			Publicly Traded Investment Fund - 0.16%
Kroger Co/The	84,100	3,518
			BlackRock Liquidity Funds FedFund Portfolio	243,664	244
Tyson Foods Inc	24,800	1,323
		$5,784
			TOTAL INVESTMENT COMPANIES		$244
Healthcare - Services - 3.97%			Total Investments		$152,819
Aetna Inc	19,200	2,076	Other Assets in Excess of Liabilities, Net - 0.17%		$261
Anthem Inc	22,770	3,175	TOTAL NET ASSETS - 100.00%		$153,080
UnitedHealth Group Inc	7,000	823
		$6,074

(a)	Non-Income Producing Security

See accompanying notes.

Schedule of Investments
LargeCap Value Account
December 31, 2015

(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $839 or 0.55% of net assets.

Portfolio Summary (unaudited)

Sector	Percent
Financial	29.39%
Consumer, Non-cyclical	21.12%
Energy	13.38%
Industrial	7.43%
Consumer, Cyclical	7.42%
Technology	6.67%
Communications	6.55%
Utilities	4.66%
Basic Materials	3.05%
Exchange Traded Funds	0.16%
Other Assets in Excess of Liabilities, Net	0.17%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
MidCap Account
December 31, 2015

COMMON STOCKS - 99.56%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Aerospace & Defense - 2.11%			Insurance (continued)
TransDigm Group Inc (a)	58,397	$13,341	Progressive Corp/The	109,442	$3,480
			White Mountains Insurance Group Ltd	6,793	4,937
			Willis Group Holdings PLC	124,205	6,033
Banks - 1.15%					$78,355
M&T Bank Corp	59,890	7,257
			Internet - 3.42%
			Liberty Ventures (a)	199,927	9,019
Building Materials - 1.55%			VeriSign Inc (a)	144,481	12,622
Armstrong World Industries Inc (a)	62,843	2,874
					$21,641
Martin Marietta Materials Inc	50,572	6,907
		$9,781	Leisure Products & Services - 0.65%
			Liberty TripAdvisor Holdings Inc (a)	135,425	4,109
Chemicals - 3.69%
Air Products & Chemicals Inc	81,879	10,653
Airgas Inc	37,551	5,194	Machinery - Diversified - 2.22%
Ecolab Inc	37,821	4,326	Roper Technologies Inc	73,877	14,021
Platform Specialty Products Corp (a)	247,424	3,175
		$23,348	Media - 6.33%
Commercial Services - 9.83%			Charter Communications Inc (a)	8,300	1,520
KAR Auction Services Inc	206,587	7,650	FactSet Research Systems Inc	21,795	3,543
Live Nation Entertainment Inc (a)	199,218	4,895	Liberty Broadband Corp - A Shares (a)	46,802	2,417
Macquarie Infrastructure Corp	106,188	7,709	Liberty Broadband Corp - C Shares (a)	126,895	6,581
McGraw Hill Financial Inc	115,316	11,368	Liberty Global PLC - A Shares (a)	77,050	3,264
Moody's Corp	127,437	12,787	Liberty Global PLC - C Shares (a)	233,651	9,526
PayPal Holdings Inc (a)	138,106	5,000	Liberty Global Plc LiLAC (a)	11,522	496
Robert Half International Inc	52,317	2,466	Liberty Global Plc LiLAC - A Shares (a)	3,852	159
Verisk Analytics Inc (a)	134,562	10,345	Liberty Media Corp - A Shares (a)	92,359	3,625
		$62,220	Liberty Media Corp - C Shares (a)	234,480	8,929
					$40,060
Distribution & Wholesale - 0.83%
Fastenal Co	66,498	2,714	Miscellaneous Manufacturers - 1.03%
HD Supply Holdings Inc (a)	83,432	2,506	Colfax Corp (a)	278,576	6,505
		$5,220

Diversified Financial Services - 3.74%			Packaging & Containers - 0.25%
AerCap Holdings NV (a)	144,000	6,215	WestRock Co	34,995	1,596
FNF Group	332,166	11,516
FNFV Group (a)	98,695	1,109
			Pharmaceuticals - 3.56%
LPL Financial Holdings Inc	113,620	4,846	Mead Johnson Nutrition Co	102,755	8,112
		$23,686	Zoetis Inc	300,473	14,399
Electric - 1.39%					$22,511
Brookfield Infrastructure Partners LP	195,455	7,410	Private Equity - 1.00%
Brookfield Renewable Energy Partners LP/CA	51,998	1,361	KKR & Co LP	130,101	2,028
		$8,771	Onex Corp	70,341	4,328
Electronics - 0.80%					$6,356
Sensata Technologies Holding NV (a)	110,061	5,069
			Real Estate - 7.75%
			Brookfield Asset Management Inc	898,566	28,332
Engineering & Construction - 2.80%			Brookfield Property Partners LP	106,622	2,478
SBA Communications Corp (a)	168,794	17,735	CBRE Group Inc (a)	213,528	7,384
			Forest City Enterprises Inc (a)	276,046	6,054
			Howard Hughes Corp/The (a)	42,556	4,815
Healthcare - Products - 2.55%					$49,063
Becton Dickinson and Co	45,571	7,022
CR Bard Inc	48,149	9,121	REITS - 2.14%
		$16,143	Crown Castle International Corp	86,347	7,465
			Equinix Inc	20,125	6,086
Healthcare - Services - 1.02%					$13,551
DaVita HealthCare Partners Inc (a)	92,962	6,480
			Retail - 16.38%
			AutoZone Inc (a)	14,843	11,012
Holding Companies - Diversified - 0.89%			CarMax Inc (a)	247,188	13,341
Leucadia National Corp	322,789	5,613	Copart Inc (a)	120,315	4,573
			Dollar General Corp	50,847	3,654
Home Builders - 0.54%			Dollar Tree Inc (a)	136,613	10,549
Lennar Corp - A Shares	69,300	3,389	Liberty Interactive Corp QVC Group (a)	361,233	9,869
			O'Reilly Automotive Inc (a)	63,251	16,029
			Restaurant Brands International Inc	256,942	9,599
Insurance - 12.38%			Ross Stores Inc	216,283	11,638
Alleghany Corp (a)	5,603	2,678
			Signet Jewelers Ltd	62,288	7,705
Aon PLC	199,016	18,351	TJX Cos Inc/The	79,775	5,657
Arch Capital Group Ltd (a)	50,497	3,522
					$103,626
Brown & Brown Inc	215,189	6,908
Loews Corp	267,362	10,267
Markel Corp (a)	25,108	22,179

See accompanying notes.

			Schedule of Investments
			MidCap Account
			December 31, 2015

COMMON STOCKS (continued)	Shares Held	Value (000	's)

Semiconductors - 1.20%
Microchip Technology Inc	162,552		$7,565

Software - 5.48%
Autodesk Inc (a)	169,165		10,307
CDK Global Inc	70,775		3,360
Fidelity National Information Services Inc	143,549		8,699
Intuit Inc	76,465		7,379
MSCI Inc	68,127		4,914
			$34,659

Telecommunications - 1.54%
EchoStar Corp (a)	69,871		2,733
Motorola Solutions Inc	102,303		7,002
			$9,735

Textiles - 1.34%
Mohawk Industries Inc (a)	44,903		8,504

TOTAL COMMON STOCKS			$629,910
INVESTMENT COMPANIES - 0.28%	Shares Held	Value (000	's)

Publicly Traded Investment Fund - 0.28%
BlackRock Liquidity Funds FedFund Portfolio	1,749,686		1,750

TOTAL INVESTMENT COMPANIES			$1,750
Total Investments			$631,660
Other Assets in Excess of Liabilities, Net - 0.16%			$1,020
TOTAL NET ASSETS - 100.00%			$632,680

(a) Non-Income Producing Security

Portfolio Summary (unaudited)
Sector			Percent
Financial			28.16%
Consumer, Cyclical			19.74%
Consumer, Non-cyclical			16.96%
Communications			11.29%
Industrial			10.76%
Technology			6.68%
Basic Materials			3.69%
Utilities			1.39%
Diversified			0.89%
Exchange Traded Funds			0.28%
Other Assets in Excess of Liabilities, Net			0.16%
TOTAL NET ASSETS			100.00%

See accompanying notes.

Schedule of Investments
Money Market Account
December 31, 2015

INVESTMENT COMPANIES - 5.66%	Shares Held Value (000's)			Principal
			MUNICIPAL BONDS (continued)	Amount (000's) Value (000's)
Publicly Traded Investment Fund - 5.66%
BlackRock Liquidity Funds TempFund	3,240,000	$3,240	New York - 2.85%
Portfolio			Housing Development Corp/NY (credit
Deutsche Money Market Series	4,900,000	4,900	support from Fannie Mae)
Morgan Stanley Institutional Liquidity Funds -	2,700,000	2,700	0.40%, 01/08/2016(c)	$2,150	$2,150
Government Portfolio			Housing Development Corp/NY (credit
STIT - Liquid Assets Portfolio	5,300,000	5,300	support from Freddie Mac)
		$16,140	0.40%, 01/08/2016(c)	1,120	1,120
TOTAL INVESTMENT COMPANIES		$16,140	New York State Housing Finance
			Agency (credit support from Fannie Mae)
	Principal		0.35%, 01/08/2016(c)	1,200	1,200
BONDS - 0.91%	Amount (000's) Value (000's)
			0.38%, 01/08/2016(c)	900	900
Automobile Asset Backed Securities - 0.14%			0.42%, 01/08/2016(c)	1,560	1,560
ARI Fleet Lease Trust 2015-A			New York State Housing Finance
0.40%, 04/15/2016(a)	$200	$200	Agency (credit support from Freddie Mac)
Huntington Auto Trust 2015-1			0.38%, 01/08/2016(c)	1,200	1,200
0.35%, 06/15/2016	148	148			$8,130
SunTrust Auto Receivables Trust 2015-1
0.40%, 06/15/2016(a),(b)	65	65	North Carolina - 0.29%
		$413	City of Raleigh NC (credit support from
			Wells Fargo)
Banks - 0.63%			0.42%, 01/08/2016(c)	840	840
Wells Fargo Bank NA
0.77%, 05/20/2016(b)	1,800	1,800
			Pennsylvania - 0.23%
			Luzerne County Industrial Development
Other Asset Backed Securities - 0.14%			Authority (credit support from Wells Fargo)
MMAF Equipment Finance LLC 2015-A			0.47%, 01/08/2016(c)	670	670
0.39%, 06/03/2016(a),(b)	389	389
TOTAL BONDS		$2,602

			Texas - 0.56%
	Principal
MUNICIPAL BONDS - 5.71%	Amount (000's) Value (000's)		South Central Texas Industrial Development
			Corp (credit support from JP Morgan Chase & Co)
California - 0.58%			0.38%, 01/08/2016(c)	1,600	1,600
California Statewide Communities
Development Authority (credit support from			TOTAL MUNICIPAL BONDS		$16,280
Fannie Mae)			U.S. GOVERNMENT & GOVERNMENT	Principal
0.50%, 01/08/2016(c)	$140	$140	AGENCY OBLIGATIONS - 3.16%	Amount (000's) Value (000's)
San Francisco City & County Redevelopment
Agency (credit support from Fannie Mae)			U.S. Treasury Bill - 3.16%
0.40%, 01/08/2016(c)	1,500	1,500	0.12%, 01/07/2016	$9,000	$9,000
		$1,640
			TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
Colorado - 0.25%			OBLIGATIONS		$9,000
Colorado Housing & Finance				Principal
Authority (credit support from Federal Home			COMMERCIAL PAPER - 78.44%	Amount (000's) Value (000's)
Loan Bank)
0.37%, 01/08/2016(b),(c)	700	700	Automobile Manufacturers - 4.54%
			PACCAR Financial Corp (credit support from
			PACCAR Inc)
Illinois - 0.03%			0.15%, 01/04/2016(c)	$2,100	$2,100
Memorial Health System/IL (credit support			0.52%, 02/11/2016(c)	2,000	1,999
from JP Morgan Chase & Co)			0.60%, 03/16/2016(c)	2,049	2,046
0.30%, 01/08/2016(c)	100	100	Toyota Financial Services de Puerto Rico
			Inc (credit support from Toyota Financial
			Services)
			0.20%, 01/11/2016(c)	2,000	2,000

Iowa - 0.18%			0.28%, 02/01/2016(c)	2,000	2,000
Iowa Finance Authority (credit support from
FHLB 100%, Fannie Mae 78.25% and Ginnie			0.45%, 02/05/2016(c)	1,400	1,399
Mae 21.75%)
0.38%, 01/08/2016(c)	500	500	Toyota Motor Credit Corp (credit support
			from Toyota Financial Services)
			0.23%, 02/09/2016(c)	1,400	1,400
Minnesota - 0.35%					$12,944
Minnesota Housing Finance Agency (credit
support from Wells Fargo)			Banks - 23.43%
0.42%, 01/08/2016(c)	1,000	1,000	Bank of Nova Scotia/The
			0.40%, 02/22/2016(a),(d)	1,900	1,899
			Bank of Tokyo-Mitsubishi UFJ Ltd/New York
New Mexico - 0.39%			NY
Village of Los Lunas NM (credit support from			0.29%, 01/04/2016	2,000	2,000
Wells Fargo)			0.48%, 03/03/2016	2,200	2,198
0.47%, 01/08/2016(c)	1,100	1,100
			BNP Paribas SA/New York NY
			0.20%, 01/04/2016	3,000	3,000
			0.25%, 01/29/2016	2,000	2,000
			CAFCO LLC
			0.60%, 03/21/2016(a)	2,000	1,997

See accompanying notes.

Schedule of Investments
Money Market Account
December 31, 2015

	Principal			Principal
COMMERCIAL PAPER (continued)	Amount (000's) Value (000's)		COMMERCIAL PAPER (continued)	Amount (000's) Value (000's)

Banks (continued)			Diversified Financial Services - 23.05%
Credit Suisse AG/New York NY			Anglesea Funding LLC
0.40%, 01/14/2016	$2,000	$2,000	0.38%, 01/04/2016(a)	$2,000	$2,000
DBS Bank Ltd			AXA Financial Inc (credit support from AXA
0.47%, 01/28/2016(a),(d)	2,000	1,999	SA)
0.64%, 03/22/2016(a),(d)	2,000	1,997	0.35%, 01/12/2016(a),(c)	1,400	1,400
ING US Funding LLC (credit support from			CRC Funding LLC
ING Bank)			0.32%, 02/22/2016(a)	2,000	1,999
0.37%, 03/02/2016(c)	1,500	1,499	DCAT LLC
0.42%, 03/15/2016(c)	2,000	1,998	0.40%, 01/05/2016	2,000	2,000
KFW (credit support from Republic of			0.42%, 01/15/2016	2,200	2,199
Germany)			0.45%, 01/07/2016	2,100	2,100
0.20%, 01/14/2016(a),(c),(d)	2,100	2,100	Fairway Finance LLC
Manhattan Asset Funding Co LLC			0.23%, 01/22/2016(a)	2,100	2,100
0.34%, 01/12/2016(a)	2,000	2,000	0.31%, 01/08/2016(a)	2,000	2,000
0.45%, 01/28/2016(a)	2,500	2,499	0.32%, 03/07/2016(a)	900	899
0.45%, 02/01/2016(a)	2,300	2,299	Gotham Funding Corp
Mitsubishi UFJ Trust & Banking Corp/NY			0.28%, 01/26/2016(a)	1,500	1,500
0.50%, 03/01/2016	2,000	1,998	0.33%, 01/25/2016(a)	2,000	1,999
Mizuho Bank Ltd/NY			0.35%, 01/11/2016(a)	2,000	2,000
0.29%, 01/06/2016(a)	2,300	2,300	0.48%, 01/26/2016(a)	1,500	1,499
0.29%, 01/20/2016(a)	1,800	1,800	Intercontinental Exchange Inc
0.31%, 02/04/2016(a)	2,000	1,999	0.38%, 01/04/2016(a)	1,000	1,000
Nordea Bank AB			0.42%, 01/05/2016(a)	2,000	2,000
0.23%, 01/21/2016(a),(d)	1,000	1,000	0.58%, 01/06/2016(a)	1,700	1,700
0.56%, 04/04/2016(a),(d)	2,300	2,297	0.60%, 01/12/2016(a)	2,000	1,999
Oversea-Chinese Banking Corp Ltd			JP Morgan Securities LLC
0.30%, 02/04/2016(d)	2,200	2,199	0.30%, 01/05/2016	2,000	2,000
Sheffield Receivables Co LLC			Jupiter Securitization Co LLC
0.42%, 02/03/2016(a)	2,000	1,999	0.42%, 01/13/2016(a)	2,300	2,300
0.75%, 03/17/2016(a)	2,000	1,997	Liberty Street Funding LLC
Skandinaviska Enskilda Banken AB			0.46%, 02/08/2016(a)	2,000	1,999
0.33%, 02/16/2016(a),(d)	1,800	1,799	0.58%, 03/14/2016(a)	2,000	1,998
Societe Generale SA			National Rural Utilities Cooperative Finance
0.47%, 02/26/2016(a),(d)	2,000	1,999	Corp
0.49%, 02/01/2016(a),(d)	2,000	1,999	0.40%, 02/03/2016	2,300	2,299
Standard Chartered Bank/New York			0.41%, 02/04/2016	2,000	1,999
0.42%, 02/25/2016(a)	2,200	2,199	Nieuw Amsterdam Receivables Corp
0.65%, 04/04/2016(a)	2,300	2,296	0.19%, 01/07/2016(a)	2,100	2,100
Sumitomo Mitsui Banking Corp			0.27%, 01/13/2016(a)	2,000	2,000
0.23%, 01/08/2016(a),(d)	2,200	2,200	0.46%, 02/02/2016(a)	2,300	2,299
0.48%, 02/23/2016(a),(d)	2,000	1,999	Ontario Teachers' Finance Trust (credit
0.65%, 03/16/2016(a),(d)	2,200	2,197	support from Ontario Teachers Pension Plan
United Overseas Bank Ltd			Board)
0.52%, 02/24/2016(a),(d)	1,000	999	0.41%, 02/05/2016(a),(c)	2,200	2,199
		$66,761	0.64%, 03/21/2016(a),(c)	2,200	2,197
			0.65%, 04/01/2016(a),(c)	2,000	1,997
Beverages - 1.33%			Regency Markets No. 1 LLC
Brown-Forman Corp			0.40%, 01/13/2016(a)	2,100	2,100
0.45%, 01/07/2016(a)	1,800	1,800
			0.40%, 01/15/2016(a)	1,700	1,700
0.60%, 01/22/2016(a)	2,000	1,999
			0.42%, 01/15/2016(a)	2,200	2,199
		$3,799	Thunder Bay Funding LLC
			0.22%, 01/14/2016(a)	1,800	1,800
Commercial Services - 2.66%
Catholic Health Initiatives			0.36%, 01/15/2016(a)	2,100	2,100
0.35%, 01/05/2016	2,000	2,000			$65,680
0.48%, 01/20/2016	2,000	1,999	Electric - 3.40%
0.48%, 02/11/2016	2,750	2,749	GDF Suez
Salvation Army/United States			0.29%, 01/06/2016(a)	2,100	2,100
0.45%, 03/10/2016	830	829	0.30%, 01/07/2016(a)	2,000	2,000
		$7,577	0.50%, 02/23/2016(a)	2,200	2,198
Computers - 0.77%			Oglethorpe Power Corp
International Business Machines Corp			0.30%, 01/04/2016(a)	1,400	1,400
0.42%, 03/23/2016(a)	2,200	2,198	0.50%, 01/04/2016(a)	2,000	2,000
					$9,698

Consumer Products - 0.70%			Electrical Components & Equipment - 0.70%
Reckitt Benckiser Treasury Services			Emerson Electric Co
PLC (credit support from Reckitt Benckiser			0.42%, 01/22/2016(a)	2,000	1,999
Group)
0.40%, 01/11/2016(a),(c)	2,000	2,000
			Healthcare - Products - 0.70%
			Danaher Corp
			0.40%, 01/04/2016(a)	2,000	2,000

See accompanying notes.

Schedule of Investments
Money Market Account
December 31, 2015

	Principal			Principal
COMMERCIAL PAPER (continued)	Amount (000's) Value (000's)		COMMERCIAL PAPER (continued)	Amount (000's)	Value (000	's)

Insurance - 1.16%			Telecommunications (continued)
Prudential PLC			Telstra Corp Ltd (continued)
0.32%, 02/17/2016(a)	$1,800	$1,799	0.37%, 02/24/2016(a)	$2,000		$1,999
0.37%, 02/02/2016(a)	1,500	1,500				$3,998
		$3,299	TOTAL COMMERCIAL PAPER			$223,544

Machinery - Construction & Mining - 1.44%				Principal
Caterpillar Financial Services Corp (credit			CERTIFICATE OF DEPOSIT - 3.41%	Amount (000's)	Value (000	's)
support from Caterpillar Inc)			Banks - 3.41%
0.45%, 01/06/2016(c)	1,900	1,900	Bank of America NA
0.47%, 02/09/2016(c)	2,200	2,199	0.31%, 02/10/2016	2,000		2,000
		$4,099	0.34%, 01/19/2016	2,300		2,300
			0.34%, 02/29/2016	2,000		2,000
Machinery - Diversified - 1.96%
			Bank of Nova Scotia/Houston
John Deere Capital Corp			0.52%, 05/11/2016(b),(d)	1,400		1,400
0.35%, 01/15/2016(a)	2,000	2,000

			Citibank NA
John Deere Financial Inc (credit support from			0.50%, 03/09/2016	2,000		2,000
John Deere Capital Corp)
0.50%, 02/18/2016(a),(c)	2,100	2,098				$9,700
John Deere Financial Ltd (credit support from			TOTAL CERTIFICATE OF DEPOSIT			$9,700
John Deere Capital Corp)				Maturity
0.19%, 01/14/2016(a),(c)	1,500	1,500	REPURCHASE AGREEMENTS - 2.81%	Amount (000's)	Value (000	's)
		$5,598	Banks - 2.81%
Media - 0.53%			Merrill Lynch Repurchase Agreement; 0.30%	$8,000		$8,000
Walt Disney Co/The			dated 12/31/2015 maturing 01/04/2016
0.32%, 01/20/2016(a)	1,500	1,500	(collateralized by US Government
			Security; $8,160,511; 0.00%; dated 7/15/2032)

Miscellaneous Manufacturers - 0.53%
Illinois Tool Works Inc			TOTAL REPURCHASE AGREEMENTS			$8,000
0.28%, 01/07/2016(a)	1,500	1,500
			Total Investments			$285,266
			Liabilities in Excess of Other Assets, Net - (0.10)%			$(291)
Oil & Gas - 4.07%			TOTAL NET ASSETS - 100.00%			$284,975
BP Capital Markets PLC (credit support from
BP PLC)
0.39%, 01/27/2016(a),(c)	2,000	1,999	(a)		Security exempt from registration under Rule 144A of the Securities Act of
Chevron Corp			1933. These securities may be resold in transactions exempt from
0.32%, 01/19/2016(a)	1,600	1,600	registration, normally to qualified institutional buyers. At the end of the
Exxon Mobil Corp			period, the value of these securities totaled $164,091 or 57.58% of net
0.33%, 02/02/2016	2,000	1,999	assets.
0.38%, 03/02/2016	2,000	1,999	(b)	Variable Rate. Rate shown is in effect at December 31, 2015.
Total Capital Canada Ltd (credit support from			(c)		Credit support indicates investments that benefit from credit enhancement
Total SA)			or liquidity support provided by a third party bank, institution, or
0.20%, 01/25/2016(a),(c)	2,000	2,000	government agency.
0.45%, 01/21/2016(a),(c)	2,000	1,999	(d)	Security issued by foreign bank and denominated in USD.
		$11,596

Pharmaceuticals - 0.42%
AstraZeneca PLC			Portfolio Summary (unaudited)
0.22%, 01/27/2016(a)	1,200	1,200	Sector			Percent
			Financial			57.26%
			Consumer, Non-cyclical			5.81%
Pipelines - 1.47%			Insured			5.71%
Questar Corp			Exchange Traded Funds			5.66%
0.45%, 01/04/2016(a)	2,200	2,200
			Energy			5.54%
0.50%, 01/08/2016(a)	2,000	2,000
			Industrial			4.63%
		$4,200	Government			4.57%
REITS - 2.07%			Consumer, Cyclical			4.54%
Simon Property Group LP			Utilities			3.40%
0.22%, 01/04/2016(a)	1,600	1,600	Communications			1.93%
0.25%, 01/19/2016(a)	2,300	2,300	Technology			0.77%
0.52%, 02/19/2016(a)	2,000	1,998	Asset Backed Securities			0.28%
		$5,898	Liabilities in Excess of Other Assets, Net			(0.10)%
			TOTAL NET ASSETS			100.00%
Supranational Bank - 2.11%
Corp Andina de Fomento
0.18%, 01/08/2016(a)	1,800	1,800
0.24%, 01/04/2016(a)	2,000	2,000
0.44%, 01/12/2016(a)	2,200	2,200
		$6,000

Telecommunications - 1.40%
Telstra Corp Ltd
0.37%, 02/16/2016(a)	2,000	1,999

See accompanying notes.

Schedule of Investments
Multi-Asset Income Account
December 31, 2015

INVESTMENT COMPANIES - 100.36%	Shares Held		Value

Principal Funds, Inc. Institutional Class - 100.36%
Equity Income Fund (a)		48		$1,203
Global Diversified Income Fund (a)		641		8,336
Global Real Estate Securities Fund (a)		146		1,306
High Yield Fund (a)		496		3,335
International Fund I (a)		90		1,185
Preferred Securities Fund (a)		222		2,245
Real Estate Debt Income Fund (a)		197		1,889
			$19,499
TOTAL INVESTMENT COMPANIES			$19,499
Total Investments			$19,499
Liabilities in Excess of Other Assets, Net - (0.36)%				$(71)
TOTAL NET ASSETS - 100.00%			$19,428

(a) Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)
Fund Type				Percent
Specialty Funds				42.91%
Fixed Income Funds				38.44%
International Equity Funds				12.82%
Domestic Equity Funds				6.19%
Liabilities in Excess of Other Assets, Net				(0.36)%
TOTAL NET ASSETS			100.00%

December 31,		December 31,							December 31,	December 31,
Affiliated Securities	2014	2014		Purchases	Purchases	Sales	Sales		2015	2015
Shares		Cost		Shares	Cost	Shares	Proceeds		Shares	Cost
Equity Income Fund	—	$—		48	$1,269	—		$—	48	$1,269
Global Diversified Income Fund	—	—		641	8,871	—		—	641	8,871
Global Real Estate Securities Fund	—	—		146	1,348	—		—	146	1,348
High Yield Fund	—	—		496	3,604	—		—	496	3,604
International Fund I	—	—		90	1,262	—		—	90	1,262
Preferred Securities Fund	—	—		222	2,282	—		—	222	2,282
Real Estate Debt Income Fund	—	—		197	1,943	—		—	197	1,943
		$—			$20,579			$–		$20,579

					Realized Gain/Loss				Realized Gain from
		Income			on Investments			Capital Gain Distributions
Equity Income Fund	$		16			$—	$			—
Global Diversified Income Fund			248			—				—
Global Real Estate Securities Fund			21			—				23
High Yield Fund			94			—				—
International Fund I			9			—				—
Preferred Securities Fund			56			—				19
Real Estate Debt Income Fund			39			—				—
	$		483			$—	$			42

Amounts shown are in dollars and not rounded to the thousands.

See accompanying notes.

Schedule of Investments
Principal Capital Appreciation Account
December 31, 2015

COMMON STOCKS - 98.61%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Aerospace & Defense - 3.25%			Distribution & Wholesale - 0.31%
Boeing Co/The	17,202	$2,487	Pool Corp	6,130	$495
Northrop Grumman Corp	10,322	1,949
Teledyne Technologies Inc (a)	9,512	844
			Diversified Financial Services - 3.28%
		$5,280	Ameriprise Financial Inc	6,517	694
Airlines - 0.52%			Charles Schwab Corp/The	49,569	1,632
Alaska Air Group Inc	10,530	848	FNF Group	30,623	1,062
			Franklin Resources Inc	33,282	1,225
			T Rowe Price Group Inc	9,894	707
Apparel - 1.61%					$5,320
Deckers Outdoor Corp (a)	7,760	366
NIKE Inc	35,992	2,250	Electric - 2.21%
		$2,616	Duke Energy Corp	10,784	770
			NextEra Energy Inc	5,581	580
Automobile Manufacturers - 0.72%			Xcel Energy Inc	62,118	2,230
PACCAR Inc	24,640	1,168			$3,580

			Electronics - 2.50%
Automobile Parts & Equipment - 1.25%			Corning Inc	30,720	562
Autoliv Inc	5,277	658	FEI Co	6,791	542
Johnson Controls Inc	34,888	1,378	FLIR Systems Inc	6,709	188
		$2,036	Trimble Navigation Ltd (a)	36,984	793
			Waters Corp (a)	14,634	1,969
Banks - 7.40%
East West Bancorp Inc	24,282	1,009			$4,054
Goldman Sachs Group Inc/The	4,392	792	Environmental Control - 1.14%
JPMorgan Chase & Co	29,071	1,920	Stericycle Inc (a)	3,012	363
PNC Financial Services Group Inc/The	22,387	2,134	Waste Connections Inc	26,402	1,487
State Street Corp	6,274	416			$1,850
SVB Financial Group (a)	7,212	857
US Bancorp	36,014	1,537	Food - 2.76%
Wells Fargo & Co	61,534	3,345	General Mills Inc	21,922	1,264
		$12,010	Kroger Co/The	37,084	1,551
			McCormick & Co Inc/MD	13,342	1,141
Beverages - 1.67%			Safeway, Inc. - CVR - Casa Ley (a),(b)	825	—
Brown-Forman Corp - B Shares	5,743	570	Safeway, Inc. - CVR - Property Development	825	—
Coca-Cola Co/The	28,762	1,236	Centers (a),(b),(c)
PepsiCo Inc	9,118	911	Whole Foods Market Inc	15,360	515
		$2,717			$4,471

Biotechnology - 0.75%			Gas - 0.96%
Gilead Sciences Inc	11,964	1,211	Sempra Energy	16,604	1,561

Building Materials - 0.32%			Healthcare - Products - 4.05%
Apogee Enterprises Inc	11,823	514	Becton Dickinson and Co	10,085	1,554
			Bio-Techne Corp	9,014	811
Chemicals - 2.19%			Edwards Lifesciences Corp (a)	10,435	824
EI du Pont de Nemours & Co	8,476	565	Medtronic PLC	7,704	593
FMC Corp	9,763	382	Thermo Fisher Scientific Inc	14,894	2,113
Innospec Inc	5,859	318	Varian Medical Systems Inc (a)	8,460	683
International Flavors & Fragrances Inc	8,786	1,051			$6,578
PPG Industries Inc	12,592	1,244
			Healthcare - Services - 1.57%
		$3,560	DaVita HealthCare Partners Inc (a)	18,235	1,271
Commercial Services - 0.93%			Universal Health Services Inc	10,617	1,269
PayPal Holdings Inc (a)	13,047	472			$2,540
Robert Half International Inc	10,546	497
TrueBlue Inc (a)	20,831	537	Housewares - 0.30%
			Tupperware Brands Corp	8,608	479
		$1,506

Computers - 4.76%			Insurance - 2.19%
Apple Inc	50,491	5,315	ACE Ltd	14,480	1,692
EMC Corp/MA	58,512	1,502	Chubb Corp/The	1,318	175
International Business Machines Corp	6,592	907	MetLife Inc	12,335	594
		$7,724	XL Group PLC	27,815	1,090
Consumer Products - 0.82%					$3,551
Kimberly-Clark Corp	5,564	708	Internet - 4.92%
WD-40 Co	6,294	621	Alphabet Inc - A Shares (a)	3,668	2,854
		$1,329	Alphabet Inc - C Shares (a)	1,372	1,041
			Amazon.com Inc (a)	3,069	2,074

Cosmetics & Personal Care - 0.66%			comScore Inc (a)	8,659	356
Procter & Gamble Co/The	13,473	1,070
			eBay Inc (a)	12,056	331
			Facebook Inc (a)	8,701	911
			LinkedIn Corp (a)	1,847	416
					$7,983

See accompanying notes.

Schedule of Investments
Principal Capital Appreciation Account
December 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held	Value (000	's)

Iron & Steel - 0.49%			Savings & Loans - 0.44%
Reliance Steel & Aluminum Co	13,586	$787	Washington Federal Inc	29,750		$709
Leisure Products & Services - 0.56%			Semiconductors - 3.11%
Carnival Corp	4,875	266	Applied Materials Inc	39,241		733
Harley-Davidson Inc	14,309	649	Avago Technologies Ltd	3,669		533
		$915	Intel Corp	29,427		1,014
			Lam Research Corp	12,646		1,004
Machinery - Diversified - 0.99%			Microchip Technology Inc	25,652		1,194
Deere & Co	18,489	1,410	QUALCOMM Inc	11,533		576
Tennant Co	3,549	200				$5,054
		$1,610
			Software - 6.87%
Media - 3.11%			Adobe Systems Inc (a)	22,587		2,122
Comcast Corp - Class A	21,693	1,224	Autodesk Inc (a)	12,277		748
Sirius XM Holdings Inc (a)	122,905	500
			Fair Isaac Corp	13,781		1,298
Viacom Inc	18,367	756	Fidelity National Information Services Inc	7,928		480
Walt Disney Co/The	24,351	2,559	Microsoft Corp	68,981		3,827
		$5,039	Omnicell Inc (a)	22,291		693
Miscellaneous Manufacturers - 2.27%			Oracle Corp	34,082		1,245
AptarGroup Inc	16,611	1,207	Tyler Technologies Inc (a)	4,188		730
Crane Co	9,001	430				$11,143
Donaldson Co Inc	13,217	379	Telecommunications - 2.32%
General Electric Co	53,407	1,664	Cisco Systems Inc	33,171		901
		$3,680	Verizon Communications Inc	62,071		2,869
Oil & Gas - 4.33%						$3,770
Chevron Corp	19,640	1,767	Toys, Games & Hobbies - 0.53%
Cimarex Energy Co	9,500	849	Hasbro Inc	12,708		856
Devon Energy Corp	12,395	397
Energen Corp	12,790	524
Exxon Mobil Corp	26,816	2,090	Transportation - 1.31%
HollyFrontier Corp	20,666	825	Expeditors International of Washington Inc	23,800		1,073
Occidental Petroleum Corp	8,478	573	Union Pacific Corp	13,529		1,058
		$7,025				$2,131

Oil & Gas Services - 0.94%			Trucking & Leasing - 0.07%
Schlumberger Ltd	21,958	1,532	Greenbrier Cos Inc/The	3,419		112

			TOTAL COMMON STOCKS			$159,996

Pharmaceuticals - 7.68%			INVESTMENT COMPANIES - 1.57%	Shares Held	Value (000	's)
Abbott Laboratories	26,682	1,198
AbbVie Inc	14,066	833	Publicly Traded Investment Fund - 1.57%
Allergan plc (a)	6,833	2,135	BlackRock Liquidity Funds FedFund Portfolio	2,552,785		2,553
Bristol-Myers Squibb Co	16,136	1,110
Johnson & Johnson	22,932	2,356	TOTAL INVESTMENT COMPANIES			$2,553
McKesson Corp	12,307	2,427	Total Investments			$162,549
Perrigo Co PLC	7,429	1,075	Liabilities in Excess of Other Assets, Net - (0.18)%			$(300)
Teva Pharmaceutical Industries Ltd ADR	9,032	593	TOTAL NET ASSETS - 100.00%			$162,249
VCA Inc (a)	13,448	740
		$12,467
			(a) Non-Income Producing Security

Pipelines - 0.69%
Magellan Midstream Partners LP	16,584	1,126	(b)		Fair value of these investments is determined in good faith by the Manager
			under procedures established and periodically reviewed by the Board of
			Directors. At the end of the period, the fair value of these securities totaled
REITS - 3.11%			$0 or 0.00% of net assets.
Alexandria Real Estate Equities Inc	12,214	1,104	(c)		Security is Illiquid. At the end of the period, the value of these securities
Essex Property Trust Inc	3,958	948	totaled $0 or 0.00% of net assets.
HCP Inc	15,795	604
Plum Creek Timber Co Inc	20,458	976
Ventas Inc	19,397	1,095
Weyerhaeuser Co	10,526	315	Portfolio Summary (unaudited)
		$5,042	Sector			Percent
			Consumer, Non-cyclical			20.89%
Retail - 6.75%			Financial			16.42%
Copart Inc (a)	25,602	973	Technology			14.74%
Costco Wholesale Corp	11,295	1,824	Consumer, Cyclical			12.56%
CVS Health Corp	21,931	2,144	Industrial			11.85%
Dollar General Corp	12,835	923	Communications			10.35%
Home Depot Inc/The	12,176	1,610	Energy			5.96%
Nordstrom Inc	23,539	1,173	Utilities			3.17%
Starbucks Corp	38,313	2,300	Basic Materials			2.67%
		$10,947	Exchange Traded Funds			1.57%
			Liabilities in Excess of Other Assets, Net			(0.18)%
			TOTAL NET ASSETS			100.00%

See accompanying notes.

		Schedule of Investments
	Principal LifeTime 2010 Account
		December 31, 2015

INVESTMENT COMPANIES - 100.01%	Shares Held	Value (000's)
Principal Funds, Inc. Institutional Class - 67.57%
Blue Chip Fund (a)	75,668	$1,185
Bond Market Index Fund (a)	296,841	3,203
Diversified International Fund (a)	159,358	1,778
Diversified Real Asset Fund (a)	163,196	1,709
Equity Income Fund (a)	54,017	1,352
Global Diversified Income Fund (a)	260,829	3,391
Global Multi-Strategy Fund (a)	135,645	1,435
Global Opportunities Fund (a)	68,642	789
Inflation Protection Fund (a)	375,041	3,079
International Emerging Markets Fund (a)	17,807	353
LargeCap Growth Fund I (a)	110,456	1,321
LargeCap S&P 500 Index Fund (a)	122,590	1,743
LargeCap Value Fund III (a)	109,465	1,564
MidCap Fund (a)	79,940	1,671
Origin Emerging Markets Fund (a)	41,520	337
Overseas Fund (a)	193,839	1,828
SmallCap Growth Fund I (a),(b)	47,655	525
SmallCap Value Fund II (a)	47,962	531
		$27,794

Principal Variable Contracts Funds, Inc. Class 1 - 32.44%
Bond & Mortgage Securities Account (a)	799,983	8,840
Short-Term Income Account (a)	1,773,187	4,504
		$13,344
TOTAL INVESTMENT COMPANIES		$41,138
Total Investments		$41,138
Liabilities in Excess of Other Assets, Net - (0.01)%		$(6)
TOTAL NET ASSETS - 100.00%		$41,132

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	47.71%
Domestic Equity Funds	24.05%
Specialty Funds	15.89%
International Equity Funds	12.36%
Liabilities in Excess of Other Assets, Net	(0.01)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
Principal LifeTime 2010 Account
December 31, 2015

	December 31,	December 31,						December 31,	December 31,
Affiliated Securities	2014	2014		Purchases	Purchases	Sales	Sales	2015	2015
	Shares	Cost		Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	—	$—		88,281	$1,390	12,613	$202	75,668	$1,191
Bond & Mortgage Securities Account	922,569	10,844		95,319	1,086	217,905	2,496	799,983	9,445
Bond Market Index Fund	326,944	3,639		29,952	330	60,055	665	296,841	3,303
Diversified International Fund	193,748	2,685		15,299	180	49,689	587	159,358	2,312
Diversified Real Asset Fund	135,027	1,400		65,070	779	36,901	428	163,196	1,759
Equity Income Fund	90,261	1,711		6,728	178	42,972	1,142	54,017	1,023
Global Diversified Income Fund	156,226	1,682		156,235	2,199	51,632	713	260,829	3,169
Global Multi-Strategy Fund	114,677	1,188		51,062	569	30,094	333	135,645	1,424
Global Opportunities Fund	74,398	801		6,088	72	11,844	141	68,642	734
High Yield Fund I	133,933	1,320		4,510	46	138,443	1,428	—	—
Inflation Protection Fund	281,441	2,265		179,345	1,534	85,745	725	375,041	3,076
International Emerging Markets Fund	31,149	900		1,944	45	15,286	352	17,807	527
LargeCap Growth Fund I	214,256	2,490		23,794	297	127,594	1,653	110,456	1,282
LargeCap S&P 500 Index Fund	125,115	1,455		28,241	413	30,766	449	122,590	1,430
LargeCap Value Fund	84,232	1,058		2,590	33	86,822	1,101	—	—
LargeCap Value Fund III	112,586	1,528		15,830	239	18,951	298	109,465	1,486
MidCap Fund	97,720	1,474		10,952	240	28,732	663	79,940	1,204
Origin Emerging Markets Fund	—	—		48,630	473	7,110	65	41,520	406
Overseas Fund	209,210	1,954		21,852	224	37,223	389	193,839	1,790
Short-Term Income Account	1,988,097	5,053		216,191	558	431,101	1,114	1,773,187	4,497
SmallCap Growth Fund I	56,477	484		7,158	83	15,980	198	47,655	389
SmallCap Value Fund II	54,911	453		8,135	96	15,084	195	47,962	387
		$44,384			$11,064		$15,337		$40,834

					Realized Gain/Loss			Realized Gain from
		Income			on Investments		Capital Gain Distributions
Blue Chip Fund			$6			$3			$22
Bond & Mortgage Securities Account			295			11			—
Bond Market Index Fund			62			(1)			4
Diversified International Fund			27			34			—
Diversified Real Asset Fund			17			8			—
Equity Income Fund			35			276			—
Global Diversified Income Fund			177			1			—
Global Multi-Strategy Fund			13			—			29
Global Opportunities Fund			11			2			7
High Yield Fund I			11			62			—
Inflation Protection Fund			25			2			—
International Emerging Markets Fund			3			(66)			—
LargeCap Growth Fund I			1			148			146
LargeCap S&P 500 Index Fund			32			11			14
LargeCap Value Fund			—			10			—
LargeCap Value Fund III			29			17			92
MidCap Fund			2			153			97
Origin Emerging Markets Fund			3			(2)			—
Overseas Fund			35			1			36
Short-Term Income Account			127			—			—
SmallCap Growth Fund I			—			20			44
SmallCap Value Fund II			10			33			49
			$921			$723			$540
Amounts in thousands except shares

See accompanying notes.

		Schedule of Investments
	Principal LifeTime 2020 Account
		December 31, 2015

INVESTMENT COMPANIES - 100.01%	Shares Held	Value (000's)
Principal Funds, Inc. Institutional Class - 78.74%
Blue Chip Fund (a)	544,885	$8,533
Bond Market Index Fund (a)	1,106,813	11,943
Diversified International Fund (a)	938,018	10,468
Diversified Real Asset Fund (a)	696,173	7,289
Equity Income Fund (a)	320,017	8,013
Global Diversified Income Fund (a)	912,854	11,867
Global Multi-Strategy Fund (a)	580,575	6,143
Global Opportunities Fund (a)	808,194	9,286
Global Real Estate Securities Fund (a)	549,195	4,904
Inflation Protection Fund (a)	891,347	7,318
International Emerging Markets Fund (a)	121,552	2,407
LargeCap Growth Fund I (a)	816,978	9,771
LargeCap S&P 500 Index Fund (a)	1,005,468	14,298
LargeCap Value Fund III (a)	620,935	8,873
MidCap Fund (a)	264,627	5,531
MidCap Growth Fund III (a),(b)	291,902	2,834
MidCap Value Fund III (a)	149,423	2,681
Origin Emerging Markets Fund (a)	258,785	2,104
Overseas Fund (a)	1,090,859	10,287
SmallCap Growth Fund I (a),(b)	267,883	2,949
SmallCap Value Fund II (a)	261,847	2,901
		$150,400

Principal Variable Contracts Funds, Inc. Class 1 - 21.27%
Bond & Mortgage Securities Account (a)	3,060,893	33,823
Short-Term Income Account (a)	2,677,366	6,800
		$40,623
TOTAL INVESTMENT COMPANIES		$191,023
Total Investments		$191,023
Liabilities in Excess of Other Assets, Net - (0.01)%		$(11)
TOTAL NET ASSETS - 100.00%		$191,012

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	34.75%
Fixed Income Funds	31.35%
International Equity Funds	20.66%
Specialty Funds	13.25%
Liabilities in Excess of Other Assets, Net	(0.01)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
Principal LifeTime 2020 Account
December 31, 2015

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2014	2014	Purchases	Purchases	Sales	Sales	2015	2015
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	—	$—	612,034	$9,642	67,149	$1,072	544,885	$8,575
Bond & Mortgage Securities Account	3,249,647	38,267	301,976	3,422	490,730	5,607	3,060,893	36,099
Bond Market Index Fund	1,181,836	13,154	92,155	1,013	167,178	1,849	1,106,813	12,315
Diversified International Fund	1,013,491	15,240	77,184	902	152,657	1,798	938,018	14,473
Diversified Real Asset Fund	466,139	4,824	344,076	4,119	114,042	1,322	696,173	7,642
Equity Income Fund	265,899	5,036	103,330	2,740	49,212	1,291	320,017	6,504
Global Diversified Income Fund	291,618	3,962	752,753	10,679	131,517	1,816	912,854	12,820
Global Multi-Strategy Fund	412,606	4,247	258,984	2,892	91,015	1,010	580,575	6,135
Global Opportunities Fund	942,281	10,162	66,124	785	200,211	2,399	808,194	8,641
Global Real Estate Securities Fund	834,408	6,222	61,039	563	346,252	3,291	549,195	4,063
High Yield Fund I	352,183	3,221	5,457	56	357,640	3,690	—	—
Inflation Protection Fund	702,878	6,122	332,858	2,859	144,389	1,223	891,347	7,758
International Emerging Markets Fund	208,056	5,906	11,341	257	97,845	2,265	121,552	3,433
LargeCap Growth Fund I	1,495,119	17,374	143,914	1,778	822,055	10,657	816,978	9,481
LargeCap S&P 500 Index Fund	915,820	10,643	244,919	3,607	155,271	2,265	1,005,468	12,027
LargeCap Value Fund	767,469	9,641	10,327	130	777,796	9,945	—	—
LargeCap Value Fund III	1,009,127	13,499	88,034	1,329	476,226	7,548	620,935	8,170
MidCap Fund	164,747	2,475	136,951	3,178	37,071	845	264,627	4,806
MidCap Growth Fund III	414,328	3,997	31,466	321	153,892	1,687	291,902	2,656
MidCap Value Fund III	219,137	3,521	14,889	282	84,603	1,688	149,423	2,362
Origin Emerging Markets Fund	—	—	295,447	2,860	36,662	341	258,785	2,514
Overseas Fund	1,149,221	10,812	112,633	1,146	170,995	1,797	1,090,859	10,171
Short-Term Income Account	2,891,240	7,470	276,044	710	489,918	1,266	2,677,366	6,913
SmallCap Growth Fund I	266,603	2,256	37,550	435	36,270	450	267,883	2,258
SmallCap Value Fund II	254,181	2,095	42,482	501	34,816	456	261,847	2,150
		$200,146		$56,206		$67,578		$191,966

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$41			$5			$159
Bond & Mortgage Securities Account		1,096			17			—
Bond Market Index Fund		231			(3)			15
Diversified International Fund		157			129			—
Diversified Real Asset Fund		71			21			—
Equity Income Fund		206			19			—
Global Diversified Income Fund		559			(5)			—
Global Multi-Strategy Fund		56			6			126
Global Opportunities Fund		124			93			81
Global Real Estate Securities Fund		148			569			87
High Yield Fund I		30			413			—
Inflation Protection Fund		60			—			—
International Emerging Markets Fund		22			(465)			—
LargeCap Growth Fund I		6			986			1,082
LargeCap S&P 500 Index Fund		263			42			115
LargeCap Value Fund		—			174			—
LargeCap Value Fund III		162			890			523
MidCap Fund		7			(2)			322
MidCap Growth Fund III		—			25			140
MidCap Value Fund III		34			247			66
Origin Emerging Markets Fund		19			(5)			—
Overseas Fund		197			10			203
Short-Term Income Account		185			(1)			—
SmallCap Growth Fund I		—			17			248
SmallCap Value Fund II		56			10			255
		$3,730			$3,192			$3,422
Amounts in thousands except shares

See accompanying notes.

		Schedule of Investments
	Principal LifeTime 2030 Account
		December 31, 2015

INVESTMENT COMPANIES - 100.01%	Shares Held	Value (000's)
Principal Funds, Inc. Institutional Class - 87.20%
Blue Chip Fund (a)	339,027	$5,309
Bond Market Index Fund (a)	473,505	5,109
Diversified International Fund (a)	758,577	8,466
Diversified Real Asset Fund (a)	404,172	4,232
Equity Income Fund (a)	154,226	3,862
Global Diversified Income Fund (a)	323,652	4,208
Global Multi-Strategy Fund (a)	326,212	3,451
Global Opportunities Fund (a)	503,298	5,783
Global Real Estate Securities Fund (a)	463,304	4,137
Inflation Protection Fund (a)	320,587	2,632
International Emerging Markets Fund (a)	95,193	1,885
LargeCap Growth Fund I (a)	748,260	8,949
LargeCap S&P 500 Index Fund (a)	789,503	11,227
LargeCap Value Fund (a)	394,905	4,526
LargeCap Value Fund III (a)	365,952	5,229
MidCap Fund (a)	45,505	951
MidCap Growth Fund III (a),(b)	372,845	3,620
MidCap Value Fund III (a)	187,959	3,372
Origin Emerging Markets Fund (a)	218,472	1,776
Overseas Fund (a)	853,475	8,048
SmallCap Growth Fund I (a),(b)	228,552	2,516
SmallCap Value Fund II (a)	224,050	2,483
		$101,771

Principal Variable Contracts Funds, Inc. Class 1 - 12.81%
Bond & Mortgage Securities Account (a)	1,353,345	14,955

TOTAL INVESTMENT COMPANIES		$116,726
Total Investments		$116,726
Liabilities in Excess of Other Assets, Net - (0.01)%		$(9)
TOTAL NET ASSETS - 100.00%		$116,717

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	44.60%
International Equity Funds	25.77%
Fixed Income Funds	19.45%
Specialty Funds	10.19%
Liabilities in Excess of Other Assets, Net	(0.01)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
Principal LifeTime 2030 Account
December 31, 2015

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2014	2014	Purchases	Purchases	Sales	Sales	2015	2015
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	—	$—	363,224	$5,724	24,197	$387	339,027	$5,338
Bond & Mortgage Securities Account	1,300,379	14,829	191,442	2,175	138,476	1,586	1,353,345	15,417
Bond Market Index Fund	460,081	5,121	61,285	674	47,861	530	473,505	5,265
Diversified International Fund	681,036	8,288	152,910	1,821	75,369	888	758,577	9,220
Diversified Real Asset Fund	190,063	2,052	253,067	3,023	38,958	453	404,172	4,622
Equity Income Fund	—	—	166,540	4,429	12,314	323	154,226	4,107
Global Diversified Income Fund	—	—	349,271	4,947	25,619	353	323,652	4,593
Global Multi-Strategy Fund	249,656	2,595	109,226	1,214	32,670	362	326,212	3,447
Global Opportunities Fund	488,258	5,300	65,706	779	50,666	605	503,298	5,474
Global Real Estate Securities Fund	646,756	4,904	75,769	704	259,221	2,470	463,304	3,492
High Yield Fund I	228,963	2,146	7,530	76	236,493	2,439	—	—
Inflation Protection Fund	258,326	2,277	96,485	828	34,224	291	320,587	2,814
International Emerging Markets Fund	161,761	3,621	15,426	350	81,994	1,902	95,193	2,087
LargeCap Growth Fund	318,795	3,361	10,521	114	329,316	3,713	—	—
LargeCap Growth Fund I	1,059,246	12,321	165,354	2,045	476,340	6,172	748,260	8,696
LargeCap S&P 500 Index Fund	568,819	6,628	294,294	4,332	73,610	1,076	789,503	9,885
LargeCap Value Fund	514,960	6,482	79,033	957	199,088	2,505	394,905	4,937
LargeCap Value Fund III	681,988	9,186	72,438	1,097	388,474	6,132	365,952	4,827
MidCap Fund	—	—	49,837	1,158	4,332	99	45,505	1,058
MidCap Growth Fund III	351,502	3,338	55,643	568	34,300	364	372,845	3,542
MidCap Value Fund III	179,416	2,936	27,196	516	18,653	365	187,959	3,089
Origin Emerging Markets Fund	—	—	234,929	2,270	16,457	155	218,472	2,113
Overseas Fund	746,753	7,417	191,003	2,006	84,281	888	853,475	8,534
Preferred Securities Fund	231,582	2,356	11,307	117	242,889	2,540	—	—
SmallCap Growth Fund I	207,892	1,839	38,021	440	17,361	215	228,552	2,064
SmallCap Value Fund II	198,589	1,674	42,430	502	16,969	218	224,050	1,957
		$108,671		$42,866		$37,031		$116,578

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$25			$1			$98
Bond & Mortgage Securities Account		466			(1)			—
Bond Market Index Fund		97			—			6
Diversified International Fund		127			(1)			—
Diversified Real Asset Fund		42			—			—
Equity Income Fund		95			1			—
Global Diversified Income Fund		186			(1)			—
Global Multi-Strategy Fund		31			—			70
Global Opportunities Fund		77			—			50
Global Real Estate Securities Fund		121			354			72
High Yield Fund I		19			217			—
Inflation Protection Fund		22			—			—
International Emerging Markets Fund		17			18			—
LargeCap Growth Fund		—			238			—
LargeCap Growth Fund I		5			502			979
LargeCap S&P 500 Index Fund		203			1			89
LargeCap Value Fund		111			3			297
LargeCap Value Fund III		94			676			305
MidCap Fund		1			(1)			54
MidCap Growth Fund III		—			—			176
MidCap Value Fund III		42			2			82
Origin Emerging Markets Fund		16			(2)			—
Overseas Fund		155			(1)			157
Preferred Securities Fund		31			67			—
SmallCap Growth Fund I		—			—			209
SmallCap Value Fund II		48			(1)			216
		$2,031			$2,072			$2,860
Amounts in thousands except shares

See accompanying notes.

		Schedule of Investments
	Principal LifeTime 2040 Account
		December 31, 2015

INVESTMENT COMPANIES - 100.01%	Shares Held	Value (000's)
Principal Funds, Inc. Institutional Class - 92.76%
Bond Market Index Fund (a)	96,644	$1,043
Diversified International Fund (a)	334,323	3,731
Diversified Real Asset Fund (a)	130,199	1,363
Global Multi-Strategy Fund (a)	96,383	1,020
Global Opportunities Fund (a)	218,031	2,505
Global Real Estate Securities Fund (a)	257,948	2,303
High Yield Fund I (a)	93,409	852
Inflation Protection Fund (a)	49,662	408
International Emerging Markets Fund (a)	41,527	822
LargeCap Growth Fund (a)	175,049	1,792
LargeCap Growth Fund I (a)	414,786	4,961
LargeCap S&P 500 Index Fund (a)	355,694	5,058
LargeCap Value Fund (a)	253,957	2,910
LargeCap Value Fund III (a)	228,927	3,271
MidCap Growth Fund III (a),(b)	174,640	1,696
MidCap Value Fund III (a)	96,332	1,728
Origin Emerging Markets Fund (a)	101,786	828
Overseas Fund (a)	382,879	3,611
SmallCap Growth Fund I (a),(b)	98,917	1,089
SmallCap Value Fund II (a)	90,372	1,001
		$41,992

Principal Variable Contracts Funds, Inc. Class 1 - 7.25%
Bond & Mortgage Securities Account (a)	297,257	3,285

TOTAL INVESTMENT COMPANIES		$45,277
Total Investments		$45,277
Liabilities in Excess of Other Assets, Net - (0.01)%		$(6)
TOTAL NET ASSETS - 100.00%		$45,271

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	51.94%
International Equity Funds	30.48%
Fixed Income Funds	12.33%
Specialty Funds	5.26%
Liabilities in Excess of Other Assets, Net	(0.01)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
Principal LifeTime 2040 Account
December 31, 2015

	December 31,	December 31,						December 31,	December 31,
Affiliated Securities	2014	2014		Purchases	Purchases	Sales	Sales	2015	2015
	Shares	Cost		Shares	Cost	Shares	Proceeds	Shares	Cost
Bond & Mortgage Securities Account	266,039	$3,074		74,017	$842	42,799	$486	297,257	$3,430
Bond Market Index Fund	87,033	969		24,159	266	14,548	161	96,644	1,074
Diversified International Fund	290,599	3,615		91,874	1,084	48,150	562	334,323	4,137
Diversified Real Asset Fund	54,373	612		94,093	1,120	18,267	207	130,199	1,525
Global Multi-Strategy Fund	85,868	904		25,374	280	14,859	165	96,383	1,019
Global Opportunities Fund	197,769	2,179		50,276	598	30,014	357	218,031	2,420
Global Real Estate Securities Fund	229,461	1,773		61,445	569	32,958	306	257,948	2,036
High Yield Fund I	81,699	814		25,081	249	13,371	132	93,409	931
Inflation Protection Fund	—	—		55,818	476	6,156	51	49,662	425
International Emerging Markets Fund	62,753	1,650		12,188	279	33,414	771	41,527	1,140
LargeCap Growth Fund	147,717	1,565		47,227	514	19,895	224	175,049	1,855
LargeCap Growth Fund I	446,008	5,233		126,061	1,594	157,283	2,076	414,786	4,836
LargeCap S&P 500 Index Fund	229,346	2,691		173,476	2,558	47,128	687	355,694	4,560
LargeCap Value Fund	214,330	2,715		73,093	902	33,466	423	253,957	3,193
LargeCap Value Fund III	295,114	4,002		65,020	1,002	131,207	2,082	228,927	3,069
MidCap Growth Fund III	135,812	1,443		63,769	678	24,941	263	174,640	1,858
MidCap Value Fund III	76,201	1,267		33,750	659	13,619	264	96,332	1,662
Origin Emerging Markets Fund	—	—		114,133	1,114	12,347	111	101,786	1,001
Overseas Fund	325,043	3,340		111,939	1,168	54,103	562	382,879	3,946
Preferred Securities Fund	64,017	667		4,677	48	68,694	718	—	—
SmallCap Growth Fund I	85,035	968		24,764	295	10,882	134	98,917	1,129
SmallCap Value Fund II	75,360	710		25,576	315	10,564	137	90,372	888
		$40,191			$16,610		$10,879		$46,134

					Realized Gain/Loss			Realized Gain from
		Income			on Investments		Capital Gain Distributions
Bond & Mortgage Securities Account			$103			$—			$—
Bond Market Index Fund			20			—			1
Diversified International Fund			56			—			—
Diversified Real Asset Fund			13			—			—
Global Multi-Strategy Fund			9			—			21
Global Opportunities Fund			34			—			22
Global Real Estate Securities Fund			59			—			40
High Yield Fund I			49			—			—
Inflation Protection Fund			3			—			—
International Emerging Markets Fund			7			(18)			—
LargeCap Growth Fund			5			—			169
LargeCap Growth Fund I			3			85			546
LargeCap S&P 500 Index Fund			92			(2)			40
LargeCap Value Fund			72			(1)			192
LargeCap Value Fund III			59			147			192
MidCap Growth Fund III			—			—			83
MidCap Value Fund III			22			—			42
Origin Emerging Markets Fund			8			(2)			—
Overseas Fund			69			—			71
Preferred Securities Fund			9			3			—
SmallCap Growth Fund I			—			—			91
SmallCap Value Fund II			18			—			88
			$710			$212			$1,598
Amounts in thousands except shares

See accompanying notes.

		Schedule of Investments
	Principal LifeTime 2050 Account
		December 31, 2015

INVESTMENT COMPANIES - 100.03%	Shares Held	Value (000's)
Principal Funds, Inc. Institutional Class - 96.43%
Bond Market Index Fund (a)	18,462	$199
Diversified International Fund (a)	184,810	2,063
Diversified Real Asset Fund (a)	57,772	605
Global Multi-Strategy Fund (a)	48,231	510
Global Opportunities Fund (a)	129,613	1,489
Global Real Estate Securities Fund (a)	145,380	1,298
High Yield Fund I (a)	45,330	413
International Emerging Markets Fund (a)	24,466	485
LargeCap Growth Fund (a)	101,170	1,036
LargeCap Growth Fund I (a)	234,387	2,803
LargeCap S&P 500 Index Fund (a)	203,999	2,901
LargeCap Value Fund (a)	135,905	1,558
LargeCap Value Fund III (a)	127,386	1,820
MidCap Growth Fund III (a),(b)	102,470	995
MidCap Value Fund III (a)	55,632	998
Origin Emerging Markets Fund (a)	50,571	411
Overseas Fund (a)	207,511	1,957
SmallCap Growth Fund I (a),(b)	52,959	583
SmallCap Value Fund II (a)	51,717	573
		$22,697

Principal Variable Contracts Funds, Inc. Class 1 - 3.60%
Bond & Mortgage Securities Account (a)	76,513	846

TOTAL INVESTMENT COMPANIES		$23,543
Total Investments		$23,543
Liabilities in Excess of Other Assets, Net - (0.03)%		$(6)
TOTAL NET ASSETS - 100.00%		$23,537

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	56.37%
International Equity Funds	32.72%
Fixed Income Funds	6.20%
Specialty Funds	4.74%
Liabilities in Excess of Other Assets, Net	(0.03)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
Principal LifeTime 2050 Account
December 31, 2015

	December 31,	December 31,							December 31,	December 31,
Affiliated Securities	2014	2014		Purchases	Purchases	Sales		Sales	2015	2015
	Shares	Cost		Shares	Cost	Shares		Proceeds	Shares	Cost
Bond & Mortgage Securities Account	38,120	$445		48,788	$566	10,395		$120	76,513	$891
Bond Market Index Fund	16,503	184		5,174	57	3,215		36	18,462	205
Diversified International Fund	166,673	2,117		47,072	545	28,935		340	184,810	2,324
Diversified Real Asset Fund	28,553	320		37,371	443	8,152		96	57,772	667
Global Multi-Strategy Fund	32,659	337		22,156	247	6,584		73	48,231	511
Global Opportunities Fund	116,435	1,262		32,897	388	19,719		236	129,613	1,414
Global Real Estate Securities Fund	128,671	980		36,795	341	20,086		188	145,380	1,133
High Yield Fund I	39,201	381		13,444	134	7,315		74	45,330	441
International Emerging Markets Fund	40,498	1,034		8,170	185	24,202		562	24,466	648
LargeCap Growth Fund	85,164	898		27,925	302	11,919		134	101,170	1,067
LargeCap Growth Fund I	243,430	2,833		75,681	951	84,724		1,115	234,387	2,738
LargeCap S&P 500 Index Fund	125,211	1,462		106,182	1,558	27,394		400	203,999	2,620
LargeCap Value Fund	113,702	1,430		41,972	515	19,769		251	135,905	1,694
LargeCap Value Fund III	159,825	2,157		39,741	609	72,180		1,149	127,386	1,716
MidCap Growth Fund III	72,395	731		44,416	474	14,341		153	102,470	1,052
MidCap Value Fund III	42,283	687		21,207	413	7,858		153	55,632	947
Origin Emerging Markets Fund	—	—		56,817	532	6,246		60	50,571	474
Overseas Fund	182,273	1,823		57,546	590	32,308		342	207,511	2,071
Preferred Securities Fund	43,999	452		4,602	48	48,601		509	—	—
SmallCap Growth Fund I	45,128	476		14,337	170	6,506		81	52,959	565
SmallCap Value Fund II	42,932	382		14,999	184	6,214		81	51,717	484
		$20,391			$9,252			$6,153		$23,662

					Realized Gain/Loss				Realized Gain from
		Income			on Investments			Capital Gain Distributions
Bond & Mortgage Securities Account			$25			$—	$			—
Bond Market Index Fund			4			—				—
Diversified International Fund			31			2				—
Diversified Real Asset Fund			6			—				—
Global Multi-Strategy Fund			5			—				10
Global Opportunities Fund			21			—				13
Global Real Estate Securities Fund			33			—				23
High Yield Fund I			23			—				—
International Emerging Markets Fund			4			(9)				—
LargeCap Growth Fund			3			1				98
LargeCap Growth Fund I			2			69				310
LargeCap S&P 500 Index Fund			53			—				23
LargeCap Value Fund			39			—				103
LargeCap Value Fund III			33			99				107
MidCap Growth Fund III			—			—				49
MidCap Value Fund III			13			—				24
Origin Emerging Markets Fund			4			2				—
Overseas Fund			37			—				39
Preferred Securities Fund			6			9				—
SmallCap Growth Fund I			—			—				49
SmallCap Value Fund II			10			(1)				51
			$352			$172	$			899
Amounts in thousands except shares

See accompanying notes.

		Schedule of Investments
	Principal LifeTime 2060 Account
		December 31, 2015

INVESTMENT COMPANIES - 100.24%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 98.33%
Bond Market Index Fund (a)	1,162	$13
Diversified International Fund (a)	17,263	193
Diversified Real Asset Fund (a)	3,741	39
Global Multi-Strategy Fund (a)	3,924	41
Global Opportunities Fund (a)	12,415	143
Global Real Estate Securities Fund (a)	13,122	117
High Yield Fund I (a)	4,317	39
International Emerging Markets Fund (a)	2,613	52
LargeCap Growth Fund (a)	7,947	81
LargeCap Growth Fund I (a)	21,600	258
LargeCap S&P 500 Index Fund (a)	19,561	278
LargeCap Value Fund (a)	12,183	140
LargeCap Value Fund III (a)	11,436	163
MidCap Growth Fund III (a),(b)	9,798	95
MidCap Value Fund III (a)	5,287	95
Origin Emerging Markets Fund (a)	5,003	41
Overseas Fund (a)	19,436	183
SmallCap Growth Fund I (a),(b)	4,152	46
SmallCap Value Fund II (a)	4,066	45
		$2,062

Principal Variable Contracts Funds, Inc. Class 1 - 1.91%
Bond & Mortgage Securities Account (a)	3,589	40

TOTAL INVESTMENT COMPANIES		$2,102
Total Investments		$2,102
Liabilities in Excess of Other Assets, Net - (0.24)%		$(5)
TOTAL NET ASSETS - 100.00%		$2,097

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	57.30%
International Equity Funds	34.72%
Fixed Income Funds	4.37%
Specialty Funds	3.85%
Liabilities in Excess of Other Assets, Net	(0.24)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
Principal LifeTime 2060 Account
December 31, 2015

	December 31,	December 31,							December 31,	December 31,
Affiliated Securities	2014	2014		Purchases	Purchases	Sales		Sales	2015	2015
	Shares	Cost		Shares	Cost	Shares		Proceeds	Shares	Cost
Bond & Mortgage Securities Account	1,316	$15		2,886	$33	613		$7	3,589	$41
Bond Market Index Fund	426	5		938	10	202		2	1,162	13
Diversified International Fund	6,408	74		13,842	163	2,987		36	17,263	201
Diversified Real Asset Fund	972	12		3,941	46	1,172		14	3,741	44
Global Multi-Strategy Fund	1,446	16		3,144	35	666		8	3,924	43
Global Opportunities Fund	4,735	57		9,742	116	2,062		24	12,415	149
Global Real Estate Securities Fund	5,296	44		9,844	92	2,018		19	13,122	117
High Yield Fund I	1,531	16		3,542	35	756		7	4,317	44
International Emerging Markets Fund	1,702	39		2,447	57	1,536		36	2,613	60
LargeCap Growth Fund	2,900	31		6,238	69	1,191		13	7,947	87
LargeCap Growth Fund I	9,234	116		17,777	229	5,411		73	21,600	272
LargeCap S&P 500 Index Fund	4,899	63		17,647	259	2,985		44	19,561	278
LargeCap Value Fund	4,095	52		10,163	128	2,075		27	12,183	153
LargeCap Value Fund III	6,211	88		10,163	159	4,938		79	11,436	169
MidCap Growth Fund III	2,835	33		8,514	91	1,551		17	9,798	107
MidCap Value Fund III	1,561	29		4,577	90	851		16	5,287	103
Origin Emerging Markets Fund	—	—		5,829	56	826		8	5,003	48
Overseas Fund	6,857	78		15,912	167	3,333		35	19,436	210
Preferred Securities Fund	1,622	16		1,198	12	2,820		29	—	—
SmallCap Growth Fund I	1,434	19		3,387	42	669		8	4,152	53
SmallCap Value Fund II	1,394	18		3,321	43	649		7	4,066	53
		$821			$1,932			$509		$2,245

					Realized Gain/Loss				Realized Gain from
		Income			on Investments			Capital Gain Distributions
Bond & Mortgage Securities Account			$1			$—	$			—
Bond Market Index Fund			—			—				—
Diversified International Fund			3			—				—
Diversified Real Asset Fund			—			—				—
Global Multi-Strategy Fund			—			—				1
Global Opportunities Fund			3			—				—
Global Real Estate Securities Fund			3			—				2
High Yield Fund I			2			—				—
International Emerging Markets Fund			—			—				—
LargeCap Growth Fund			—			—				8
LargeCap Growth Fund I			—			—				28
LargeCap S&P 500 Index Fund			5			—				2
LargeCap Value Fund			3			—				9
LargeCap Value Fund III			3			1				10
MidCap Growth Fund III			—			—				5
MidCap Value Fund III			1			—				2
Origin Emerging Markets Fund			—			—				—
Overseas Fund			4			—				4
Preferred Securities Fund			—			1				—
SmallCap Growth Fund I			—			—				4
SmallCap Value Fund II			3			(1)				4
			$31			$1	$			79
Amounts in thousands except shares

See accompanying notes.

		Schedule of Investments
	Principal LifeTime Strategic Income Account
		December 31, 2015

INVESTMENT COMPANIES - 100.02%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 55.95%
Blue Chip Fund (a)	26,805	$420
Bond Market Index Fund (a)	209,794	2,264
Diversified International Fund (a)	46,255	516
Diversified Real Asset Fund (a)	62,393	653
Equity Income Fund (a)	35,770	896
Global Diversified Income Fund (a)	188,477	2,450
Global Multi-Strategy Fund (a)	91,147	964
Global Opportunities Fund (a)	18,242	210
Inflation Protection Fund (a)	333,293	2,736
International Emerging Markets Fund (a)	6,114	121
LargeCap Growth Fund I (a)	46,325	554
LargeCap S&P 500 Index Fund (a)	38,068	541
MidCap Fund (a)	25,568	534
Origin Emerging Markets Fund (a)	14,740	120
Overseas Fund (a)	53,028	500
SmallCap Growth Fund I (a),(b)	9,207	102
SmallCap Value Fund II (a)	8,981	100
		$13,681

Principal Variable Contracts Funds, Inc. Class 1 - 44.07%
Bond & Mortgage Securities Account (a)	599,697	6,626
Short-Term Income Account (a)	1,633,839	4,150
		$10,776
TOTAL INVESTMENT COMPANIES		$24,457
Total Investments		$24,457
Liabilities in Excess of Other Assets, Net - (0.02)%		$(5)
TOTAL NET ASSETS - 100.00%		$24,452

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type		Percent
Fixed Income Funds		64.52%
Specialty Funds		16.63%
Domestic Equity Funds		12.87%
International Equity Funds		6.00%
Liabilities in Excess of Other Assets, Net		(0.02)%
TOTAL NET ASSETS		100.00%

See accompanying notes.

Schedule of Investments
Principal LifeTime Strategic Income Account
December 31, 2015

	December 31,	December 31,						December 31,	December 31,
Affiliated Securities	2014	2014		Purchases	Purchases	Sales	Sales	2015	2015
	Shares	Cost		Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	—	$—		33,789	$532	6,984	$111	26,805	$422
Bond & Mortgage Securities Account	743,612	8,771		72,852	829	216,767	2,479	599,697	7,116
Bond Market Index Fund	249,296	2,775		23,080	254	62,582	691	209,794	2,335
Diversified International Fund	55,893	750		4,878	57	14,516	170	46,255	645
Diversified Real Asset Fund	109,630	1,149		7,894	92	55,131	652	62,393	645
Equity Income Fund	79,781	1,510		4,750	124	48,761	1,293	35,770	672
Global Diversified Income Fund	149,602	1,487		99,891	1,408	61,016	841	188,477	2,055
Global Multi-Strategy Fund	71,871	743		45,603	508	26,327	291	91,147	960
Global Opportunities Fund	22,354	241		2,274	27	6,386	76	18,242	195
High Yield Fund I	104,822	1,096		2,899	29	107,721	1,111	—	—
Inflation Protection Fund	228,467	1,836		205,381	1,741	100,555	849	333,293	2,733
International Emerging Markets Fund	8,405	203		696	16	2,987	67	6,114	154
LargeCap Growth Fund I	87,126	1,013		9,240	114	50,041	648	46,325	537
LargeCap S&P 500 Index Fund	34,433	401		18,450	272	14,815	216	38,068	456
MidCap Fund	37,686	567		3,719	81	15,837	366	25,568	378
Origin Emerging Markets Fund	—	—		18,573	177	3,833	34	14,740	142
Overseas Fund	62,886	585		6,806	69	16,664	173	53,028	482
Short-Term Income Account	1,940,482	4,888		193,251	498	499,894	1,290	1,633,839	4,099
SmallCap Growth Fund I	10,788	93		1,758	21	3,339	41	9,207	75
SmallCap Value Fund II	10,282	85		1,903	23	3,204	42	8,981	71
		$28,193			$6,872		$11,441		$24,172

					Realized Gain/Loss			Realized Gain from
		Income			on Investments		Capital Gain Distributions
Blue Chip Fund			$2			$1			$8
Bond & Mortgage Securities Account			229			(5)			—
Bond Market Index Fund			45			(3)			3
Diversified International Fund			8			8			—
Diversified Real Asset Fund			6			56			—
Equity Income Fund			24			331			—
Global Diversified Income Fund			136			1			—
Global Multi-Strategy Fund			9			—			20
Global Opportunities Fund			3			3			2
High Yield Fund I			9			(14)			—
Inflation Protection Fund			23			5			—
International Emerging Markets Fund			1			2			—
LargeCap Growth Fund I			—			58			63
LargeCap S&P 500 Index Fund			10			(1)			5
MidCap Fund			1			96			32
Origin Emerging Markets Fund			1			(1)			—
Overseas Fund			10			1			10
Short-Term Income Account			121			3			—
SmallCap Growth Fund I			—			2			9
SmallCap Value Fund II			1			5			8
			$639			$548			$160
Amounts in thousands except shares

See accompanying notes.

		Schedule of Investments
		Real Estate Securities Account
		December 31, 2015

COMMON STOCKS - 98.77%	Shares Held	Value (000	's)

REITS - 98.77%
Alexandria Real Estate Equities Inc	33,700	$3,045
American Tower Corp	25,149	2,438
Apartment Investment & Management Co	110,120	4,408
AvalonBay Communities Inc	41,385	7,620
Boston Properties Inc	59,042	7,530
Care Capital Properties Inc	5,154	158
Crown Castle International Corp	23,280	2,013
CubeSmart	131,042	4,013
DDR Corp	152,289	2,565
Duke Realty Corp	131,180	2,757
Education Realty Trust Inc	42,288	1,602
EPR Properties	48,029	2,807
Equinix Inc	24,010	7,261
Equity One Inc	112,199	3,046
Equity Residential	115,877	9,454
Essex Property Trust Inc	37,406	8,955
Extra Space Storage Inc	20,190	1,781
Federal Realty Investment Trust	22,368	3,268
First Industrial Realty Trust Inc	145,752	3,226
General Growth Properties Inc	262,234	7,135
GEO Group Inc/The	8,073	233
Host Hotels & Resorts Inc	242,457	3,719
Hudson Pacific Properties Inc	51,555	1,451
Kilroy Realty Corp	25,286	1,600
Pebblebrook Hotel Trust	98,740	2,767
Prologis Inc	161,953	6,951
Public Storage	45,927	11,376
Saul Centers Inc	32,164	1,649
Simon Property Group Inc	99,947	19,434
SL Green Realty Corp	46,540	5,258
STORE Capital Corp	58,986	1,369
Sun Communities Inc	40,532	2,778
Sunstone Hotel Investors Inc	179,994	2,248
Ventas Inc	91,234	5,148
VEREIT Inc	110,728	877
Vornado Realty Trust	20,793	2,078
Welltower Inc	77,733	5,288
		$159,306
TOTAL COMMON STOCKS		$159,306
INVESTMENT COMPANIES - 0.58%	Shares Held	Value (000	's)

Publicly Traded Investment Fund - 0.58%
BlackRock Liquidity Funds FedFund Portfolio	937,556	938

TOTAL INVESTMENT COMPANIES		$938
Total Investments		$160,244
Other Assets in Excess of Liabilities, Net - 0.65%		$1,042
TOTAL NET ASSETS - 100.00%		$161,286

Portfolio Summary (unaudited)

Sector	Percent
Financial	98.77%
Exchange Traded Funds	0.58%
Other Assets in Excess of Liabilities, Net	0.65%
TOTAL NET ASSETS	100.00%

See accompanying notes.

		Schedule of Investments
		SAM Balanced Portfolio
		December 31, 2015

INVESTMENT COMPANIES - 100.02%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 61.70%
Blue Chip Fund (a)	2,440,914	$38,225
Diversified International Fund (a)	6,588,088	73,523
EDGE MidCap Fund (a)	1,131,594	11,463
Global Diversified Income Fund (a)	1,256,285	16,332
Global Multi-Strategy Fund (a)	5,995,036	63,427
Global Real Estate Securities Fund (a)	1,883,207	16,817
High Yield Fund (a)	2,999,235	20,155
Inflation Protection Fund (a)	1,824,644	14,980
International Emerging Markets Fund (a)	734,130	14,536
LargeCap Growth Fund (a)	7,549,511	77,307
LargeCap Value Fund (a)	4,231,177	48,489
MidCap Value Fund I (a)	1,262,939	15,648
Preferred Securities Fund (a)	349,401	3,529
Principal Capital Appreciation Fund (a)	511,378	28,852
Short-Term Income Fund (a)	3,041,351	36,740
SmallCap Growth Fund I (a),(b)	80,537	887
SmallCap Value Fund II (a)	522,130	5,785
Small-MidCap Dividend Income Fund (a)	1,969,184	25,048
		$511,743

Principal Variable Contracts Funds, Inc. Class 1 - 38.32%
Equity Income Account (a)	4,025,769	87,238
Government & High Quality Bond Account (a)	6,027,135	61,236
Income Account (a)	11,505,107	117,812
MidCap Account (a)	934,285	51,610
		$317,896
TOTAL INVESTMENT COMPANIES		$829,639
Total Investments		$829,639
Liabilities in Excess of Other Assets, Net - (0.02)%		$(191)
TOTAL NET ASSETS - 100.00%		$829,448

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	47.09%
Fixed Income Funds	30.67%
International Equity Funds	12.64%
Specialty Funds	9.62%
Liabilities in Excess of Other Assets, Net	(0.02)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
SAM Balanced Portfolio
December 31, 2015

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2014	2014	Purchases	Purchases	Sales	Sales	2015	2015
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	2,782,489	$39,000	68,260	$1,070	409,835	$6,535	2,440,914	$33,609
Diversified International Account	5,052,004	53,927	4,095	62	5,056,099	73,622	—	—
Diversified International Fund	—	—	6,742,149	80,967	154,061	1,756	6,588,088	79,090
EDGE MidCap Fund	—	—	1,131,594	11,323	—	—	1,131,594	11,323
Equity Income Account	4,692,543	52,332	118,270	2,664	785,044	17,726	4,025,769	44,250
Global Diversified Income Fund	1,338,732	18,057	79,059	1,081	161,506	2,233	1,256,285	16,854
Global Multi-Strategy Fund	4,448,034	46,633	1,920,583	21,074	373,581	4,112	5,995,036	63,524
Global Real Estate Securities Fund	1,013,697	8,193	1,111,343	10,610	241,833	2,206	1,883,207	16,452
Government & High Quality Bond	6,654,476	65,657	254,807	2,596	882,148	9,147	6,027,135	59,077
Account
High Yield Fund	2,590,684	17,625	581,503	4,256	172,952	1,225	2,999,235	20,587
Income Account	12,440,973	121,674	558,985	5,799	1,494,851	15,892	11,505,107	111,522
Inflation Protection Fund	1,295,128	11,148	642,978	5,430	113,462	953	1,824,644	15,601
International Emerging Markets Fund	655,350	15,441	312,714	7,333	233,934	5,408	734,130	17,239
LargeCap Growth Fund	7,813,229	84,220	779,585	8,069	1,043,303	11,814	7,549,511	80,561
LargeCap Value Fund	8,194,515	106,259	416,416	4,874	4,379,754	55,696	4,231,177	53,947
MidCap Account	905,088	39,930	107,799	6,333	78,602	4,843	934,285	41,596
MidCap Value Fund I	242,199	3,953	1,020,740	14,667	—	—	1,262,939	18,620
Preferred Securities Fund	371,056	2,083	21,457	219	43,112	442	349,401	1,926
Principal Capital Appreciation Fund	874,988	44,541	30,780	1,756	394,390	22,944	511,378	26,010
Short-Term Income Account	16,080,585	40,843	76,499	199	16,157,084	42,151	—	—
Short-Term Income Fund	—	—	3,258,619	39,747	217,268	2,642	3,041,351	37,097
SmallCap Growth Fund I	73,759	747	6,778	74	—	—	80,537	821
SmallCap Value Fund II	498,756	5,013	55,999	623	32,625	436	522,130	5,225
Small-MidCap Dividend Income Fund	2,065,534	22,800	103,935	1,346	200,285	2,730	1,969,184	21,334
		$800,076		$232,172		$284,513		$776,265

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$186			$74			$717
Diversified International Account		—			19,633			—
Diversified International Fund		1,103			(121)			—
EDGE MidCap Fund		46			—			—
Equity Income Account		2,375			6,980			—
Global Diversified Income Fund		877			(51)			—
Global Multi-Strategy Fund		577			(71)			1,302
Global Real Estate Securities Fund		455			(145)			296
Government & High Quality Bond Account		2,160			(29)			87
High Yield Fund		1,291			(69)			—
Income Account		5,476			(59)			—
Inflation Protection Fund		124			(24)			—
International Emerging Markets Fund		131			(127)			—
LargeCap Growth Fund		212			86			7,393
LargeCap Value Fund		1,211			(1,490)			3,237
MidCap Account		278			176			5,684
MidCap Value Fund I		487			—			1,098
Preferred Securities Fund		189			66			31
Principal Capital Appreciation Fund		441			2,657			1,143
Short-Term Income Account		—			1,109			—
Short-Term Income Fund		344			(8)			—
SmallCap Growth Fund I		—			—			74
SmallCap Value Fund II		110			25			512
Small-MidCap Dividend Income Fund		694			(82)			492
		$18,767			$28,530			$22,066
Amounts in thousands except shares

See accompanying notes.

		Schedule of Investments
	SAM Conservative Balanced Portfolio
		December 31, 2015

INVESTMENT COMPANIES - 100.02%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 54.16%
Blue Chip Fund (a)	381,066	$5,967
Diversified International Fund (a)	1,135,539	12,673
EDGE MidCap Fund (a)	200,025	2,026
Global Diversified Income Fund (a)	527,156	6,853
Global Multi-Strategy Fund (a)	1,057,639	11,190
Global Real Estate Securities Fund (a)	336,575	3,006
High Yield Fund (a)	1,493,780	10,038
Inflation Protection Fund (a)	640,200	5,256
International Emerging Markets Fund (a)	131,490	2,603
LargeCap Growth Fund (a)	1,414,555	14,485
LargeCap Value Fund (a)	745,921	8,548
MidCap Value Fund I (a)	323,163	4,004
Preferred Securities Fund (a)	105,822	1,069
Principal Capital Appreciation Fund (a)	96,117	5,423
Short-Term Income Fund (a)	1,317,268	15,913
SmallCap Growth Fund I (a),(b)	22,814	251
SmallCap Value Fund II (a)	78,572	871
Small-MidCap Dividend Income Fund (a)	338,795	4,309
		$114,485

Principal Variable Contracts Funds, Inc. Class 1 - 45.86%
Bond & Mortgage Securities Account (a)	361,536	3,995
Equity Income Account (a)	647,180	14,024
Government & High Quality Bond Account (a)	2,583,126	26,245
Income Account (a)	4,371,893	44,768
MidCap Account (a)	142,866	7,892
		$96,924
TOTAL INVESTMENT COMPANIES		$211,409
Total Investments		$211,409
Liabilities in Excess of Other Assets, Net - (0.02)%		$(50)
TOTAL NET ASSETS - 100.00%		$211,359

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type		Percent
Fixed Income Funds		50.77%
Domestic Equity Funds		32.07%
International Equity Funds		8.65%
Specialty Funds		8.53%
Liabilities in Excess of Other Assets, Net		(0.02)%
TOTAL NET ASSETS		100.00%

See accompanying notes.

Schedule of Investments
SAM Conservative Balanced Portfolio
December 31, 2015

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2014	2014	Purchases	Purchases	Sales	Sales	2015	2015
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	397,512	$5,444	36,845	$581	53,291	$852	381,066	$5,182
Bond & Mortgage Securities Account	396,098	4,603	16,267	181	50,829	580	361,536	4,188
Diversified International Account	796,751	8,228	10,836	164	807,587	11,752	—	—
Diversified International Fund	—	—	1,164,671	13,958	29,132	335	1,135,539	13,602
EDGE MidCap Fund	—	—	200,025	2,004	—	—	200,025	2,004
Equity Income Account	666,857	7,436	64,225	1,422	83,902	1,921	647,180	7,385
Global Diversified Income Fund	528,519	7,176	52,715	726	54,078	750	527,156	7,128
Global Multi-Strategy Fund	897,556	9,492	234,025	2,571	73,942	817	1,057,639	11,233
Global Real Estate Securities Fund	281,701	2,288	137,705	1,298	82,831	760	336,575	2,793
Government & High Quality Bond	2,670,835	26,905	221,549	2,288	309,258	3,206	2,583,126	25,967
Account
High Yield Fund	1,364,721	9,477	269,993	1,965	140,934	1,031	1,493,780	10,355
Income Account	4,494,303	44,866	383,663	4,053	506,073	5,402	4,371,893	43,482
Inflation Protection Fund	412,086	3,547	256,099	2,178	27,985	233	640,200	5,483
International Emerging Markets Fund	109,246	2,563	66,672	1,546	44,428	1,027	131,490	3,058
LargeCap Growth Fund	1,376,642	14,994	193,237	2,029	155,324	1,751	1,414,555	15,174
LargeCap Value Fund	1,313,046	16,996	123,545	1,484	690,670	8,829	745,921	9,462
MidCap Account	127,557	5,216	29,149	1,710	13,840	856	142,866	6,086
MidCap Value Fund I	117,560	1,898	206,690	2,947	1,087	15	323,163	4,827
Preferred Securities Fund	110,275	619	6,563	67	11,016	112	105,822	584
Principal Capital Appreciation Fund	156,440	7,964	8,950	509	69,273	3,988	96,117	4,887
Short-Term Income Account	6,529,387	16,430	225,670	589	6,755,057	17,623	—	—
Short-Term Income Fund	—	—	1,389,432	16,947	72,164	878	1,317,268	16,067
SmallCap Growth Fund I	20,894	212	1,920	21	—	—	22,814	233
SmallCap Value Fund II	73,229	726	8,506	95	3,163	39	78,572	781
Small-MidCap Dividend Income Fund	331,050	3,592	41,254	536	33,509	462	338,795	3,658
		$200,672		$61,869		$63,219		$203,619

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$29			$9			$112
Bond & Mortgage Securities Account		130			(16)			—
Diversified International Account		—			3,360			—
Diversified International Fund		190			(21)			—
EDGE MidCap Fund		9			—			—
Equity Income Account		353			448			—
Global Diversified Income Fund		357			(24)			—
Global Multi-Strategy Fund		102			(13)			229
Global Real Estate Securities Fund		83			(33)			53
Government & High Quality Bond Account		905			(20)			37
High Yield Fund		647			(56)			—
Income Account		2,030			(35)			—
Inflation Protection Fund		43			(9)			—
International Emerging Markets Fund		24			(24)			—
LargeCap Growth Fund		40			(98)			1,384
LargeCap Value Fund		213			(189)			570
MidCap Account		41			16			834
MidCap Value Fund I		124			(3)			281
Preferred Securities Fund		58			10			9
Principal Capital Appreciation Fund		83			402			215
Short-Term Income Account		—			604			—
Short-Term Income Fund		147			(2)			—
SmallCap Growth Fund I		—			—			21
SmallCap Value Fund II		17			(1)			78
Small-MidCap Dividend Income Fund		116			(8)			84
		$5,741			$4,297			$3,907
Amounts in thousands except shares

See accompanying notes.

		Schedule of Investments
	SAM Conservative Growth Portfolio
		December 31, 2015

INVESTMENT COMPANIES - 100.03%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 72.70%
Blue Chip Fund (a)	1,111,025	$17,399
Diversified International Fund (a)	3,025,803	33,768
Diversified Real Asset Fund (a)	920,741	9,640
EDGE MidCap Fund (a)	537,208	5,442
Global Multi-Strategy Fund (a)	2,773,301	29,342
Global Real Estate Securities Fund (a)	854,024	7,626
High Yield Fund (a)	261,726	1,759
LargeCap Growth Fund (a)	3,610,714	36,973
LargeCap Value Fund (a)	2,359,440	27,039
MidCap Value Fund I (a)	610,988	7,570
Origin Emerging Markets Fund (a)	714,892	5,812
Preferred Securities Fund (a)	31,551	319
Principal Capital Appreciation Fund (a)	267,670	15,102
Short-Term Income Fund (a)	377,762	4,563
SmallCap Growth Fund I (a),(b)	54,690	602
SmallCap Value Fund II (a)	135,728	1,504
Small-MidCap Dividend Income Fund (a)	943,024	11,995
		$216,455

Principal Variable Contracts Funds, Inc. Class 1 - 27.33%
Equity Income Account (a)	1,513,545	32,799
Government & High Quality Bond Account (a)	714,463	7,259
Income Account (a)	1,518,855	15,553
MidCap Account (a)	466,280	25,757
		$81,368
TOTAL INVESTMENT COMPANIES		$297,823
Total Investments		$297,823
Liabilities in Excess of Other Assets, Net - (0.03)%		$(86)
TOTAL NET ASSETS - 100.00%		$297,737

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	61.19%
International Equity Funds	15.85%
Specialty Funds	13.10%
Fixed Income Funds	9.89%
Liabilities in Excess of Other Assets, Net	(0.03)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
SAM Conservative Growth Portfolio
December 31, 2015

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2014	2014	Purchases	Purchases	Sales	Sales	2015	2015
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	1,121,994	$15,701	81,226	$1,277	92,195	$1,477	1,111,025	$15,518
Diversified International Account	2,094,008	26,131	35,193	528	2,129,201	31,025	—	—
Diversified International Fund	—	—	3,056,577	36,676	30,774	351	3,025,803	36,301
Diversified Real Asset Fund	871,224	10,211	74,393	848	24,876	301	920,741	10,746
EDGE MidCap Fund	—	—	537,208	5,383	—	—	537,208	5,383
Equity Income Account	1,830,072	20,448	117,874	2,674	434,401	9,776	1,513,545	16,638
Global Multi-Strategy Fund	2,098,559	22,401	854,078	9,385	179,336	1,992	2,773,301	29,772
Global Real Estate Securities Fund	797,815	6,823	241,475	2,284	185,266	1,707	854,024	7,335
Government & High Quality Bond	720,217	6,965	54,820	566	60,574	629	714,463	6,897
Account
High Yield Fund	233,667	1,574	29,080	211	1,021	7	261,726	1,777
Income Account	1,255,785	12,061	339,772	3,646	76,702	812	1,518,855	14,875
International Emerging Markets Fund	300,706	7,077	—	—	300,706	7,078	—	—
LargeCap Growth Fund	3,338,967	36,250	523,588	5,558	251,841	2,865	3,610,714	38,819
LargeCap Value Fund	3,267,577	42,345	301,519	3,592	1,209,656	15,371	2,359,440	30,134
MidCap Account	352,126	16,536	141,901	8,429	27,747	1,705	466,280	23,255
MidCap Value Fund I	166,656	2,692	464,550	6,652	20,218	306	610,988	9,008
Origin Emerging Markets Fund	—	—	714,892	6,983	—	—	714,892	6,983
Preferred Securities Fund	35,441	215	1,987	20	5,877	60	31,551	191
Principal Capital Appreciation Fund	363,569	18,505	28,533	1,656	124,432	7,248	267,670	13,618
Short-Term Income Account	1,716,244	4,383	99,999	261	1,816,243	4,739	—	—
Short-Term Income Fund	—	—	393,960	4,805	16,198	197	377,762	4,608
SmallCap Growth Fund I	50,087	507	4,603	50	—	—	54,690	557
SmallCap Value Fund II	123,629	1,218	14,557	162	2,458	32	135,728	1,349
Small-MidCap Dividend Income Fund	881,832	10,043	107,950	1,435	46,758	642	943,024	10,819
		$262,086		$103,081		$88,320		$284,583

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$85			$17			$325
Diversified International Account		—			4,366			—
Diversified International Fund		507			(24)			—
Diversified Real Asset Fund		94			(12)			—
EDGE MidCap Fund		21			—			—
Equity Income Account		904			3,292			—
Global Multi-Strategy Fund		268			(22)			600
Global Real Estate Securities Fund		210			(65)			135
Government & High Quality Bond Account		248			(5)			10
High Yield Fund		112			(1)			—
Income Account		696			(20)			—
International Emerging Markets Fund		—			1			—
LargeCap Growth Fund		101			(124)			3,520
LargeCap Value Fund		675			(432)			1,800
MidCap Account		135			(5)			2,773
MidCap Value Fund I		236			(30)			530
Origin Emerging Markets Fund		53			—			—
Preferred Securities Fund		18			16			3
Principal Capital Appreciation Fund		231			705			597
Short-Term Income Account		—			95			—
Short-Term Income Fund		42			—			—
SmallCap Growth Fund I		—			—			50
SmallCap Value Fund II		29			1			133
Small-MidCap Dividend Income Fund		317			(17)			238
		$4,982			$7,736			$10,714
Amounts in thousands except shares

See accompanying notes.

		Schedule of Investments
		SAM Flexible Income Portfolio
		December 31, 2015

INVESTMENT COMPANIES - 100.02%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 46.13%
Diversified International Fund (a)	496,988	$5,546
Global Diversified Income Fund (a)	1,102,223	14,329
Global Real Estate Securities Fund (a)	254,366	2,271
High Yield Fund (a)	2,574,650	17,302
Inflation Protection Fund (a)	1,164,057	9,557
International Emerging Markets Fund (a)	127,707	2,529
LargeCap Growth Fund (a)	899,351	9,209
LargeCap Value Fund (a)	774,738	8,879
Preferred Securities Fund (a)	112,433	1,136
Short-Term Income Fund (a)	1,766,666	21,341
SmallCap Growth Fund I (a),(b)	21,899	241
Small-MidCap Dividend Income Fund (a)	788,795	10,033
		$102,373

Principal Variable Contracts Funds, Inc. Class 1 - 53.89%
Bond & Mortgage Securities Account (a)	442,110	4,886
Equity Income Account (a)	1,017,304	22,045
Government & High Quality Bond Account (a)	2,323,031	23,602
Income Account (a)	6,746,577	69,084
		$119,617
TOTAL INVESTMENT COMPANIES		$221,990
Total Investments		$221,990
Liabilities in Excess of Other Assets, Net - (0.02)%		$(54)
TOTAL NET ASSETS - 100.00%		$221,936

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	66.19%
Domestic Equity Funds	22.71%
Specialty Funds	6.46%
International Equity Funds	4.66%
Liabilities in Excess of Other Assets, Net	(0.02)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
SAM Flexible Income Portfolio
December 31, 2015

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2014	2014	Purchases	Purchases	Sales	Sales	2015	2015
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	166,707	$2,149	—	$—	166,707	$2,688	—	$—
Bond & Mortgage Securities Account	480,945	5,545	43,619	496	82,454	942	442,110	5,077
Diversified International Account	300,456	2,770	—	—	300,456	4,283	—	—
Diversified International Fund	—	—	505,856	6,100	8,868	101	496,988	5,992
Equity Income Account	1,035,499	14,144	90,052	2,044	108,247	2,470	1,017,304	13,672
Global Diversified Income Fund	1,094,973	14,933	123,584	1,703	116,334	1,607	1,102,223	14,944
Global Real Estate Securities Fund	264,882	1,968	23,370	214	33,886	322	254,366	1,870
Government & High Quality Bond	2,353,313	23,239	244,257	2,531	274,539	2,840	2,323,031	22,935
Account
High Yield Fund	1,949,914	13,756	897,452	6,557	272,716	1,987	2,574,650	18,178
Income Account	6,622,511	66,362	800,334	8,520	676,268	7,158	6,746,577	67,504
Inflation Protection Fund	1,168,795	10,067	106,526	903	111,264	934	1,164,057	10,008
International Emerging Markets Fund	79,337	1,889	69,136	1,609	20,766	480	127,707	2,996
LargeCap Growth Fund	868,876	9,308	134,369	1,428	103,894	1,178	899,351	9,596
LargeCap Value Fund	1,019,252	13,233	119,538	1,441	364,052	4,650	774,738	9,910
Preferred Securities Fund	351,413	2,006	11,966	123	250,946	2,570	112,433	581
Short-Term Income Account	8,611,528	21,314	393,913	1,027	9,005,441	23,496	—	—
Short-Term Income Fund	—	—	1,877,605	22,901	110,939	1,349	1,766,666	21,548
SmallCap Growth Fund I	20,056	203	1,843	20	—	—	21,899	223
Small-MidCap Dividend Income Fund	779,702	8,245	89,943	1,191	80,850	1,110	788,795	8,326
		$211,131		$58,808		$60,165		$213,360

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$—			$539			$—
Bond & Mortgage Securities Account		161			(22)			—
Diversified International Account		—			1,513			—
Diversified International Fund		83			(7)			—
Equity Income Account		572			(46)			—
Global Diversified Income Fund		750			(85)			—
Global Real Estate Securities Fund		59			10			40
Government & High Quality Bond Account		820			5			33
High Yield Fund		1,116			(148)			—
Income Account		3,171			(220)			—
Inflation Protection Fund		79			(28)			—
International Emerging Markets Fund		23			(22)			—
LargeCap Growth Fund		25			38			879
LargeCap Value Fund		222			(114)			592
Preferred Securities Fund		113			1,022			10
Short-Term Income Account		—			1,155			—
Short-Term Income Fund		199			(4)			—
SmallCap Growth Fund I		—			—			20
Small-MidCap Dividend Income Fund		271			—			198
		$7,664			$3,586			$1,772
Amounts in thousands except shares

See accompanying notes.

		Schedule of Investments
	SAM Strategic Growth Portfolio
		December 31, 2015

INVESTMENT COMPANIES - 100.03%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 87.08%
Diversified International Fund (a)	3,917,353	$43,718
Global Multi-Strategy Fund (a)	1,787,200	18,908
Global Real Estate Securities Fund (a)	1,079,728	9,642
LargeCap Growth Fund (a)	2,965,787	30,370
LargeCap Value Fund (a)	2,306,645	26,434
MidCap Value Fund I (a)	1,123,475	13,920
Origin Emerging Markets Fund (a)	1,500,832	12,202
Principal Capital Appreciation Fund (a)	645,685	36,429
SmallCap Growth Fund I (a),(b)	169,691	1,868
SmallCap Value Fund II (a)	371,230	4,113
Small-MidCap Dividend Income Fund (a)	758,383	9,647
		$207,251

Principal Variable Contracts Funds, Inc. Class 1 - 12.95%
Equity Income Account (a)	1,422,410	30,824

TOTAL INVESTMENT COMPANIES		$238,075
Total Investments		$238,075
Liabilities in Excess of Other Assets, Net - (0.03)%		$(73)
TOTAL NET ASSETS - 100.00%		$238,002

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	64.54%
International Equity Funds	27.55%
Specialty Funds	7.94%
Liabilities in Excess of Other Assets, Net	(0.03)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
SAM Strategic Growth Portfolio
December 31, 2015

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2014	2014	Purchases	Purchases	Sales	Sales	2015	2015
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Diversified International Account	1,304,494	$14,885	32,435	$487	1,336,929	$19,453	—	$—
Diversified International Fund	—	—	3,965,757	47,829	48,404	547	3,917,353	47,239
Equity Income Account	1,621,596	19,876	172,510	3,927	371,696	8,670	1,422,410	17,012
Global Multi-Strategy Fund	446,248	4,977	1,439,926	15,833	98,974	1,099	1,787,200	19,700
Global Real Estate Securities Fund	1,125,328	9,486	138,113	1,290	183,713	1,713	1,079,728	9,045
International Emerging Markets Fund	382,516	9,096	5,835	139	388,351	9,138	—	—
LargeCap Growth Fund	3,675,275	39,379	481,062	5,128	1,190,550	13,817	2,965,787	31,636
LargeCap Value Fund	3,464,774	45,010	362,385	4,382	1,520,514	19,241	2,306,645	29,451
MidCap Value Fund I	581,999	9,405	587,773	8,335	46,297	678	1,123,475	16,971
Origin Emerging Markets Fund	—	—	1,507,446	14,706	6,614	61	1,500,832	14,639
Principal Capital Appreciation Fund	763,314	42,312	87,866	5,122	205,495	12,477	645,685	34,836
SmallCap Growth Fund I	362,606	3,708	17,779	198	210,694	2,793	169,691	1,694
SmallCap Value Fund II	373,985	3,631	45,082	509	47,837	650	371,230	3,551
Small-MidCap Dividend Income Fund	683,462	7,799	103,551	1,385	28,630	392	758,383	8,776
		$209,564		$109,270		$90,729		$234,550

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Diversified International Account		$—			$4,081			$—
Diversified International Fund		654			(43)			—
Equity Income Account		778			1,879			—
Global Multi-Strategy Fund		171			(11)			386
Global Real Estate Securities Fund		257			(18)			170
International Emerging Markets Fund		—			(97)			—
LargeCap Growth Fund		83			946			2,882
LargeCap Value Fund		657			(700)			1,754
MidCap Value Fund I		433			(91)			975
Origin Emerging Markets Fund		111			(6)			—
Principal Capital Appreciation Fund		555			(121)			1,435
SmallCap Growth Fund I		—			581			156
SmallCap Value Fund II		78			61			364
Small-MidCap Dividend Income Fund		254			(16)			189
		$4,031			$6,445			$8,311
Amounts in thousands except shares

See accompanying notes.

Schedule of Investments
Short-Term Income Account
December 31, 2015

INVESTMENT COMPANIES - 2.27%	Shares Held Value (000's)				Principal
			BONDS (continued)		Amount (000's) Value (000's)
Publicly Traded Investment Fund - 2.27%
BlackRock Liquidity Funds FedFund Portfolio	3,687,101	$3,688	Automobile Asset Backed Securities (continued)
			CPS Auto Trust
TOTAL INVESTMENT COMPANIES		$3,688	1.48%, 03/16/2020(a)		$109	$109
			Ford Credit Auto Owner Trust 2015-REV2
	Principal		2.44%, 01/15/2027(a),(b)		673	669
BONDS - 95.89%	Amount (000's) Value (000's)
			Ford Credit Auto Owner Trust/Ford Credit
Aerospace & Defense - 0.61%			2014-RE	V1
Lockheed Martin Corp			2.26%, 11/15/2025(a),(b)		673	679
1.85%, 11/23/2018	$500	$499	Santander Drive Auto Receivables Trust 2013-
2.50%, 11/23/2020	500	497	1
		$996	1.76%, 01/15/2019		985	986
Agriculture - 0.89%			Santander Drive Auto Receivables Trust 2013-
Cargill Inc			5
6.00%, 11/27/2017(a)	1,347	1,446	1.55%, 10/15/2018		856	856
			2.25%, 06/17/2019(b)		45	45
			Santander Drive Auto Receivables Trust 2014-
Airlines - 1.01%			1
Delta Air Lines 2009-1 Class A Pass Through			1.59%, 10/15/2018		150	150
Trust			2.36%, 04/15/2020		110	110
7.75%, 06/17/2021	833	935	Santander Drive Auto Receivables Trust 2014-
UAL 2009-1 Pass Through Trust			2
10.40%, 05/01/2018	52	55	1.62%, 02/15/2019		330	330
UAL 2009-2A Pass Through Trust			Santander Drive Auto Receivables Trust 2014-
9.75%, 01/15/2017	613	647	3
		$1,637	2.13%, 08/17/2020(b)		173	173

Automobile Asset Backed Securities - 9.46%			Westlake Automobile Receivables Trust 2014-2
AmeriCredit Automobile Receivables 2015-1			0.97%, 10/16/2017(a),(b)		134	134
0.77%, 04/09/2018	529	528

AmeriCredit Automobile Receivables 2015-4			Westlake Automobile Receivables Trust 2015-1
1.26%, 04/08/2019	500	499	1.17%, 03/15/2018(a),(b)		359	358

AmeriCredit Automobile Receivables Trust
2013-1			Westlake Automobile Receivables Trust 2015-2
1.57%, 01/08/2019	375	375	1.28%, 07/16/2018(a),(b)		841	839

AmeriCredit Automobile Receivables Trust
2013-5
2.86%, 12/09/2019(b)	402	404	Westlake Automobile Receivables Trust 2015-3
			1.42%, 05/17/2021(a),(b)		1,000	998

AmeriCredit Automobile Receivables Trust						$15,353
2014-2
0.54%, 10/10/2017(b)	180	180	Automobile Floor Plan Asset Backed Securities - 0.93%
AmeriCredit Automobile Receivables Trust			CNH Wholesale Master Note Trust
2014-3			0.93%, 08/15/2019(a),(b)		841	840
0.64%, 04/09/2018	346	345	Volkswagen Credit Auto Master Trust
AmeriCredit Automobile Receivables Trust			0.75%, 07/22/2019(a),(b)		673	665
2015-2						$1,505
0.83%, 09/10/2018(b)	403	402
Capital Auto Receivables Asset Trust 2013-1			Automobile Manufacturers - 2.36%
0.97%, 01/22/2018	673	673	Daimler Finance North America LLC
			0.84%, 03/02/2018(a),(b)		505	499
1.29%, 04/20/2018	536	535
			1.38%, 08/01/2017(a)		336	333
1.74%, 10/22/2018	663	662
Capital Auto Receivables Asset Trust 2014-1			Ford Motor Credit Co LLC
2.22%, 01/22/2019	280	281	3.98%, 06/15/2016		1,299	1,314
Capital Auto Receivables Asset Trust 2014-2			PACCAR Financial Corp
2.03%, 12/20/2018	495	494	1.45%, 03/09/2018		336	334
Capital Auto Receivables Asset Trust 2014-3			2.20%, 09/15/2019		673	670
0.72%, 02/21/2017(b)	519	518	Toyota Motor Credit Corp
CPS Auto Receivables Trust 2013-A			2.10%, 01/17/2019		673	674
1.31%, 06/15/2020(a),(b)	562	556				$3,824
CPS Auto Receivables Trust 2013-B			Banks - 15.06%
1.82%, 09/15/2020(a),(b)	315	315
			Bank of America Corp
CPS Auto Receivables Trust 2013-C			2.60%, 01/15/2019		500	502
1.64%, 04/16/2018(a)	134	134
			2.63%, 10/19/2020		500	494
CPS Auto Receivables Trust 2013-D
(a),(b)			Bank of America NA
1.54%, 07/16/2018	176	175	0.81%, 06/15/2017(b)		750	744
CPS Auto Receivables Trust 2014-B			5.30%, 03/15/2017		2,126	2,212
1.11%, 11/15/2018(a)	128	127
			Bank of New York Mellon Corp/The
CPS Auto Receivables Trust 2014-C			2.20%, 03/04/2019		300	301
1.31%, 02/15/2019(a),(b)	440	437
			2.20%, 05/15/2019		673	674
3.77%, 08/17/2020(a)	200	197
			BB&T Corp
CPS Auto Receivables Trust 2014-D			0.99%, 02/01/2019(b)		336	333
1.49%, 04/15/2019(a)	413	410
			Branch Banking & Trust Co
CPS Auto Receivables Trust 2015-C			0.68%, 05/23/2017(b)		450	448
(a)
1.77%, 06/17/2019	671	670	0.82%, 09/13/2016(b)		875	873

See accompanying notes.

Schedule of Investments
Short-Term Income Account
December 31, 2015

Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Banks (continued)			Commercial Mortgage Backed Securities (continued)
Capital One Financial Corp			Ginnie Mae (continued)
6.15%, 09/01/2016	$386	$398	0.93%, 01/16/2055(b)	$6,116	$314
Capital One NA/Mclean VA			0.95%, 02/16/2055(b)	6,284	279
1.01%, 02/05/2018(b)	673	669	1.00%, 10/16/2054(b)	4,384	249
1.65%, 02/05/2018	673	666	1.12%, 06/16/2045(b)	7,724	516
Citigroup Inc			1.14%, 08/16/2042(b)	9,889	645
1.70%, 04/27/2018	1,010	1,000	1.18%, 02/16/2046(b)	6,160	431
Goldman Sachs Group Inc/The			1.20%, 07/16/2056(b)	664	55
1.46%, 11/15/2018(b)	841	844	1.41%, 12/16/2036(b)	2,810	197
1.48%, 04/23/2020(b)	1,010	1,011			$4,499
2.60%, 04/23/2020	202	200
JPMorgan Chase Bank NA			Computers - 1.35%
5.88%, 06/13/2016	841	857	Apple Inc
6.00%, 10/01/2017	2,020	2,160	1.00%, 05/03/2018	336	333
			Hewlett Packard Enterprise Co
KeyBank NA/Cleveland OH			2.45%, 10/05/2017(a)	500	499
1.70%, 06/01/2018	500	496	2.85%, 10/05/2018(a)	350	350
5.45%, 03/03/2016	724	729
Morgan Stanley			International Business Machines Corp
1.17%, 01/24/2019(b)	1,852	1,847	1.95%, 02/12/2019	1,010	1,015
1.60%, 04/25/2018(b)	1,010	1,021			$2,197
1.88%, 01/05/2018	336	336	Credit Card Asset Backed Securities - 1.28%
National City Bank/Cleveland OH			Cabela's Credit Card Master Note Trust
0.82%, 06/07/2017(b)	500	497	0.68%, 03/16/2020(b)	262	262
PNC Bank NA			0.80%, 07/15/2022(b)	505	501
4.88%, 09/21/2017	1,145	1,201	0.81%, 06/15/2020(a),(b)	336	335
6.88%, 04/01/2018	250	274	0.86%, 02/18/2020(a),(b)	478	478
PNC Funding Corp			0.98%, 08/16/2021(a),(b)	505	504
5.63%, 02/01/2017	269	280			$2,080
SunTrust Bank/Atlanta GA
7.25%, 03/15/2018	510	564	Diversified Financial Services - 2.39%
US Bank NA/Cincinnati OH			GE Capital International Funding Co
0.80%, 10/28/2019(b)	841	835	0.96%, 04/15/2016(a)	1,791	1,792
Wells Fargo & Co			General Electric Capital Corp
2.55%, 12/07/2020	500	497	5.63%, 09/15/2017	168	179
2.60%, 07/22/2020	673	671	Murray Street Investment Trust I
Wells Fargo Bank NA			4.65%, 03/09/2017(b)	1,852	1,908
6.00%, 11/15/2017	750	809			$3,879
		$24,443	Electric - 3.75%
Beverages - 1.00%			Dominion Resources Inc/VA
Anheuser-Busch InBev Finance Inc			1.40%, 09/15/2017	673	666
2.15%, 02/01/2019	336	334	Indiantown Cogeneration LP
PepsiCo Inc			9.77%, 12/15/2020	223	249
1.00%, 10/13/2017	250	249	NextEra Energy Capital Holdings Inc
2.15%, 10/14/2020	500	498	1.59%, 06/01/2017	336	335
SABMiller Holdings Inc			7.30%, 09/01/2067(b)	673	643
2.45%, 01/15/2017(a)	535	539	Public Service Co of New Mexico
		$1,620	7.95%, 05/15/2018	1,515	1,695
			San Diego Gas & Electric Co
Biotechnology - 1.34%			1.91%, 02/01/2022	188	184
Amgen Inc			Southern California Edison Co
2.20%, 05/22/2019	673	672	1.85%, 02/01/2022	384	381
Biogen Inc			Talen Energy Supply LLC
2.90%, 09/15/2020	1,000	997	6.50%, 05/01/2018	168	156
Gilead Sciences Inc			Texas-New Mexico Power Co
1.85%, 09/04/2018	250	251	9.50%, 04/01/2019(a)	202	242
2.55%, 09/01/2020	250	250	TransAlta Corp
		$2,170	6.65%, 05/15/2018	1,515	1,542
Chemicals - 0.50%					$6,093
Airgas Inc			Finance - Mortgage Loan/Banker - 8.12%
1.65%, 02/15/2018	808	804	Fannie Mae
			1.50%, 11/30/2020	1,500	1,473
Commercial Mortgage Backed Securities - 2.77%			1.63%, 01/21/2020	6,214	6,191
Ginnie Mae			1.75%, 09/12/2019	1,683	1,692
0.59%, 07/16/2054(b)	3,096	155	1.88%, 12/28/2020	2,000	1,999
0.69%, 03/16/2049(b)	4,345	175	Freddie Mac
0.82%, 09/16/2055(b)	5,565	314	1.38%, 05/01/2020	1,852	1,823
0.84%, 01/16/2054(b)	3,369	191			$13,178
0.85%, 06/16/2055(b)	6,013	328

0.88%, 03/16/2052(b)	3,147	230
			Food- 0.37%
(b)			Kraft Heinz Foods Co
0.88%, 10/16/2054	4,079	203	1.60%, 06/30/2017(a)	336	335
0.93%, 10/16/2054(b)	3,675	217

See accompanying notes.

Schedule of Investments
Short-Term Income Account
December 31, 2015

		Principal			Principal
BONDS (continued)		Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's) Value (000's)

Food (continued)				Insurance - 5.88%
Kraft Heinz Foods Co (continued)				Berkshire Hathaway Finance Corp
2.00%, 07/02/2018(a)		$269	$268	1.60%, 05/15/2017	$510	$513
			$603	Hartford Financial Services Group Inc/The
				8.13%, 06/15/2068(b)	1,028	1,124
Gas- 0.78%				Lincoln National Corp
Laclede Group Inc/The				7.00%, 05/17/2066(b)	336	259
1.11%, 08/15/2017(b)		1,279	1,273
				MassMutual Global Funding II
				2.00%, 04/05/2017(a)	370	373
Healthcare - Products - 0.88%				2.10%, 08/02/2018(a)	505	507
Becton Dickinson and Co				2.35%, 04/09/2019(a)	250	251
1.80%, 12/15/2017		336	335	MetLife Inc
2.68%, 12/15/2019		336	338	6.82%, 08/15/2018	505	569
Medtronic Inc				Metropolitan Life Global Funding I
1.31%, 03/15/2020(b)		250	249	1.30%, 04/10/2017(a)	505	505
2.50%, 03/15/2020		505	509	2.30%, 04/10/2019(a)	673	673
			$1,431	New York Life Global Funding
				1.45%, 12/15/2017(a)	841	839
Healthcare - Services - 0.63%				1.95%, 02/11/2020(a)	808	792
Anthem Inc				2.15%, 06/18/2019(a)	774	773
5.88%, 06/15/2017		336	355	2.45%, 07/14/2016(a)	673	678
Roche Holdings Inc				Prudential Financial Inc
0.94%, 09/30/2019(a),(b)		673	666	8.88%, 06/15/2068(b)	1,500	1,688
			$1,021			$9,544

Home Equity Asset Backed Securities - 2.17%				Internet - 0.42%
ABFC 2005-WMC1 Trust
1.08%, 06/25/2035(b)		92	92	Amazon.com Inc
				2.60%, 12/05/2019	673	684
ACE Securities Corp Home Equity Loan Trust
Series 2005-HE2
1.14%, 04/25/2035(b)		155	154	Machinery - Diversified - 0.53%
Asset Backed Securities Corp Home Equity				John Deere Capital Corp
Loan Trust Series OOMC 2005-HE6				1.35%, 01/16/2018	173	172
0.93%, 07/25/2035(b)		273	271	2.05%, 03/10/2020	700	692
Bayview Financial Acquisition Trust						$864
0.82%, 08/28/2044(b)		152	152
5.66%, 12/28/2036(b)		12	12	Manufactured Housing Asset Backed Securities - 0.03%
				Conseco Financial Corp
Bear Stearns Asset Backed Securities I Trust				7.70%, 09/15/2026	42	43
2006	-PC1
0.75%, 12/25/2035(b)		98	98	Mid-State Trust IV
				8.33%, 04/01/2030	9	9
Home Equity Asset Trust 2005-4
1.13%, 10/25/2035(b)		511	502			$52
JP Morgan Mortgage Acquisition Corp 2005-				Media- 0.36%
FLD1				Time Warner Cable Inc
1.16%, 07/25/2035(b)		1	1	8.25%, 04/01/2019	505	580
JP Morgan Mortgage Acquisition Corp 2005-
OPT1
0.87%, 06/25/2035(b)		130	129	Mining - 0.47%
				Glencore Finance Canada Ltd
				2.70%, 10/25/2017(a),(b)	841	769
New Century Home Equity Loan Trust 2005-3
0.90%, 07/25/2035(b)		116	115
RASC Series 2003-KS10 Trust				Miscellaneous Manufacturers - 0.16%
4.47%, 03/25/2032		78	78	Ingersoll-Rand Global Holding Co Ltd
RASC Series 2005-AHL2 Trust				6.88%, 08/15/2018	240	265
0.77%, 10/25/2035(b)		191	188
Soundview Home Loan Trust 2005-CTX1
0.84%, 11/25/2035(b)		232	230	Mortgage Backed Securities - 4.66%
				Adjustable Rate Mortgage Trust 2004-2
Structured Asset Securities Corp Mortgage				1.56%, 02/25/2035(b)	16	16
Loan Trust Series 2005-GEL4
1.04%, 08/25/2035(b)		194	186	Alternative Loan Trust 2004-J8
				6.00%, 02/25/2017	11	11

Terwin Mortgage Trust Series TMTS 2005-14	HE
4.85%, 08/25/2036(b)		118	121	Banc of America Alternative Loan Trust 2003-10
				5.00%, 12/25/2018	84	85

Wells Fargo Home Equity Asset-Backed
Securities 2004-2 Trust				Banc of America Funding 2004-1 Trust
1.26%, 10/25/2034(b)		35	35	5.25%, 02/25/2019	16	17

5.00%, 10/25/2034		1,156	1,153	Banc of America Funding 2004-3 Trust
				4.75%, 09/25/2019	72	73
			$3,517
				Banc of America Mortgage Trust 2004-8
Home Furnishings - 0.62%				5.25%, 10/25/2019	36	37
Samsung Electronics America Inc				Banc of America Mortgage Trust 2005-7
1.75%, 04/10/2017(a)		1,010	1,008	5.00%, 08/25/2020	3	3
				BCAP LLC 2011-RR11 Trust
				2.58%, 03/26/2035(a),(b)	236	237

See accompanying notes.

Schedule of Investments
Short-Term Income Account
December 31, 2015

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Mortgage Backed Securities (continued)			Oil & Gas (continued)
CHL Mortgage Pass-Through Trust 2003-46			Chevron Phillips Chemical Co LLC / Chevron
2.70%, 01/19/2034(b)	$87	$87	Phillips Chemical Co LP	(continued)
CHL Mortgage Pass-Through Trust 2004-J1			2.45%, 05/01/2020(a)		$168	$166
4.50%, 01/25/2019(b)	15	15	Phillips 66
CHL Mortgage Pass-Through Trust 2004-J7			2.95%, 05/01/2017		1,010	1,024
5.00%, 09/25/2019	66	67	Rowan Cos Inc
Citigroup Mortgage Loan Trust 2009-6			7.88%, 08/01/2019		336	330
2.74%, 07/25/2036(a),(b)	31	31	Shell International Finance BV
Credit Suisse First Boston Mortgage Securities			2.13%, 05/11/2020		505	497
Corp			Total Capital International SA
1.38%, 05/25/2034(b)	76	71	0.91%, 08/10/2018(b)		370	368
5.00%, 09/25/2019	15	14	1.55%, 06/28/2017		673	675
5.00%, 10/25/2019	71	71				$5,149
Credit Suisse Mortgage Capital Certificates
2.38%, 07/27/2037(a),(b)	78	78	Oil & Gas Services - 1.13%
			Schlumberger Holdings Corp
Freddie Mac REMICS			3.00%, 12/21/2020(a)		500	494
0.78%, 06/15/2023(b)	1	1
Ginnie Mae			Weatherford International Ltd/Bermuda
4.50%, 08/20/2032	12	13	5.50%, 02/15/2016		1,347	1,340
GSMSC Pass-Through Trust 2009-4R						$1,834
0.67%, 12/26/2036(a),(b)	267	263
			Other Asset Backed Securities - 5.94%
JP Morgan Mortgage Trust 2004-A3			Ameriquest Mortgage Securities Inc Asset-
2.47%, 07/25/2034(b)	48	48
			Backed Pass-Through Ctfs Ser 2004-R11
JP Morgan Mortgage Trust 2004-S1			1.03%, 11/25/2034(b)		24	24
5.00%, 09/25/2034	201	207	Ameriquest Mortgage Securities Inc Asset-
JP Morgan Resecuritization Trust Series 2010-			Backed Pass-Through Ctfs Ser 2005-R1
4			1.10%, 03/25/2035(b)		222	222
2.43%, 10/26/2036(a),(b)	78	78
			Carrington Mortgage Loan Trust Series 2005-
MASTR Alternative Loan Trust 2003-9			NC4
6.50%, 01/25/2019	66	68	0.82%, 09/25/2035(b)		11	11
MASTR Asset Securitization Trust 2004-11			Citigroup Mortgage Loan Trust Inc
5.00%, 12/25/2019	16	17	0.85%, 07/25/2035(b)		39	39
MASTR Asset Securitization Trust 2004-9			Credit-Based Asset Servicing and
5.00%, 09/25/2019	39	39	Securitization LLC
PHH Mortgage Trust Series 2008-CIM1			5.33%, 07/25/2035(b)		121	121
5.22%, 06/25/2038	253	256	CWABS Asset-Backed Certificates Trust
Prime Mortgage Trust 2005-2			2005-3
5.25%, 07/25/2020(b)	134	137	0.87%, 08/25/2035(b)		97	97
Provident Funding Mortgage Loan Trust 2005-			Drug Royalty II LP 2
1			3.48%, 07/15/2023(a),(b)		811	817
0.71%, 05/25/2035(b)	296	286	Fieldstone Mortgage Investment Trust Series
RALI Series 2003-QS23 Trust			2005-1
5.00%, 12/26/2018	176	178	1.50%, 03/25/2035(b)		114	114
RALI Series 2004-QS3 Trust			First Franklin Mortgage Loan Trust 2005-
5.00%, 03/25/2019	74	74	FF4
RBSSP Resecuritization Trust 2009-7			1.07%, 05/25/2035(b)		96	96
0.62%, 06/26/2037(a),(b)	53	50	JP Morgan Mortgage Acquisition Corp 2005-
5.00%, 09/26/2036(a),(b)	29	30
			OPT2
Sequoia Mortgage Trust 2013-4			0.71%, 12/25/2035(b)		225	224
1.55%, 04/25/2043(b)	1,110	1,075	Mastr Specialized Loan Trust
Sequoia Mortgage Trust 2013-8			1.67%, 11/25/2034(a),(b)		13	14
2.25%, 06/25/2043(b)	680	653
			MVW Owner Trust 2015-1
Springleaf Mortgage Loan Trust 2013-1			2.52%, 12/20/2032(a),(b)		826	815
1.27%, 06/25/2058(a),(b)	1,004	1,000
			NYCTL 2014-A Trust
2.31%, 06/25/2058(a),(b)	377	378	1.03%, 11/10/2027(a)		44	44
3.14%, 06/25/2058(a)	217	217	OneMain Financial Issuance Trust 2014-1
4.44%, 06/25/2058(a)	516	517	2.43%, 06/18/2024(a),(b)		1,106	1,102
Springleaf Mortgage Loan Trust 2013-2			OneMain Financial Issuance Trust 2014-2
1.78%, 12/25/2065(a)	351	350	2.47%, 09/18/2024(a)		1,347	1,344
3.52%, 12/25/2065(a),(b)	688	693
			OneMain Financial Issuance Trust 2015-2
WaMu Mortgage Pass-Through Certificates			2.57%, 07/18/2025(a)		740	731
Series 2003-S8 Trust			PFS Financing Corp
5.00%, 09/25/2018	18	18	0.88%, 02/15/2018(a),(b)		1,347	1,346
		$7,559	0.93%, 02/15/2019(a),(b)		505	502
			0.93%, 10/15/2019(a),(b)		336	332
Oil & Gas - 3.17%			0.95%, 04/15/2020(a),(b)		336	330
BP Capital Markets PLC			1.28%, 02/15/2019(a),(b)		260	259
4.75%, 03/10/2019	673	720
			PFS Tax Lien Trust 2014-1
Chevron Corp			1.44%, 04/15/2016(a),(b)		395	393
1.72%, 06/24/2018	875	870
			RAMP Series 2005-RZ4 Trust
Chevron Phillips Chemical Co LLC / Chevron			0.82%, 11/25/2035(b)		172	170
Phillips Chemical Co LP
1.70%, 05/01/2018(a)	505	499

See accompanying notes.

Schedule of Investments
Short-Term Income Account
December 31, 2015

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Other Asset Backed Securities (continued)			Savings & Loans - 0.00%
Securitized Asset Backed Receivables LLC			Washington Mutual Bank / Henderson NV
Trust 2006-OP1			0.00%, 01/15/2013(c)	$200	$—
0.72%, 10/25/2035(b)	$13	$13
Trafigura Securitisation Finance PLC 2014-1
1.28%, 10/15/2021(a),(b)	471	471
			Software - 1.11%
			Microsoft Corp
Wachovia Mortgage Loan Trust Series 2005-			1.30%, 11/03/2018	500	499
WMC1
1.16%, 10/25/2035(b)	15	15	1.85%, 02/12/2020	673	674
			Oracle Corp
		$9,646	2.25%, 10/08/2019	250	253
Pharmaceuticals - 1.93%			5.75%, 04/15/2018	336	367
Abbott Laboratories					$1,793
2.00%, 03/15/2020	847	844

			Student Loan Asset Backed Securities - 3.70%
AbbVie Inc			KeyCorp Student Loan Trust 2004-A
1.80%, 05/14/2018	202	201	0.62%, 10/28/2041(b)	98	97
2.50%, 05/14/2020	336	333
			KeyCorp Student Loan Trust 2006-A
Actavis Funding SCS			0.91%, 09/27/2035(b)	1,823	1,759
1.85%, 03/01/2017	336	337
			SLC Private Student Loan Trust 2006-A
2.35%, 03/12/2018	505	505	0.49%, 07/15/2036(b)	513	509

Mead Johnson Nutrition Co			SLC Private Student Loan Trust 2010-B
3.00%, 11/15/2020	250	250	3.83%, 07/15/2042(a),(b)	225	230

Merck & Co Inc
1.10%, 01/31/2018	673	669	SLM Private Credit Student Loan Trust 2002-
			A
		$3,139	1.06%, 12/16/2030(b)	697	677
Pipelines - 1.87%			SLM Private Credit Student Loan Trust 2004-
Buckeye Partners LP			A
2.65%, 11/15/2018	649	624	0.91%, 06/15/2033(b)	248	232
Columbia Pipeline Group Inc			SLM Private Credit Student Loan Trust 2004-
2.45%, 06/01/2018(a)	168	164	B
3.30%, 06/01/2020(a)	168	164	0.71%, 06/15/2021(b)	465	461
Florida Gas Transmission Co LLC			SLM Private Credit Student Loan Trust 2005-
7.90%, 05/15/2019(a)	559	630	B
Hiland Partners LP / Hiland Partners Finance			0.69%, 03/15/2023(b)	499	493
Corp			0.78%, 12/15/2023(b)	235	225
7.25%, 10/01/2020(a)	719	726	SLM Private Credit Student Loan Trust 2006-
TransCanada PipeLines Ltd			A
6.35%, 05/15/2067(b)	336	254	0.70%, 12/15/2023(b)	151	149
Williams Partners LP / ACMP Finance Corp			SLM Private Education Loan Trust 2013-A
6.13%, 07/15/2022	505	478	0.93%, 08/15/2022(a),(b)	377	376
		$3,040	SLM Private Education Loan Trust 2013-B
			0.98%, 07/15/2022(a),(b)	299	298
Real Estate - 0.42%			1.85%, 06/17/2030(a),(b)	336	327
Prologis LP			SLM Private Education Loan Trust 2014-A
7.38%, 10/30/2019	499	581	0.93%, 07/15/2022(a),(b)	167	167
WEA Finance LLC / Westfield UK & Europe					$6,000
Finance PLC
1.75%, 09/15/2017(a)	100	99	Telecommunications - 2.15%
		$680	AT&T Inc
			0.74%, 02/12/2016(b)	673	673
REITS - 2.67%			2.45%, 06/30/2020	538	530
Alexandria Real Estate Equities Inc			Cisco Systems Inc
2.75%, 01/15/2020	510	502	4.95%, 02/15/2019	760	831
BioMed Realty LP			Verizon Communications Inc
2.63%, 05/01/2019	336	327	2.25%, 09/14/2018(b)	336	344
3.85%, 04/15/2016	673	675	3.65%, 09/14/2018	750	784
Digital Delta Holdings LLC
3.40%, 10/01/2020(a)	300	300	Vodafone Group PLC
			1.63%, 03/20/2017	336	335
HCP Inc					$3,497
6.30%, 09/15/2016	755	781
Healthcare Realty Trust Inc			Transportation - 0.31%
5.75%, 01/15/2021	343	378	Ryder System Inc
Kimco Realty Corp			2.45%, 11/15/2018	505	505
4.30%, 02/01/2018	336	350
Ventas Realty LP			Trucking & Leasing - 0.40%
1.55%, 09/26/2016	505	505	Penske Truck Leasing Co Lp / PTL Finance
Welltower Inc			Corp
3.63%, 03/15/2016	505	507	2.50%, 03/15/2016(a)	336	337
		$4,325	3.75%, 05/11/2017(a)	303	309
Retail - 0.31%					$646
McDonald's Corp			TOTAL BONDS		$155,648
2.75%, 12/09/2020	500	500

See accompanying notes.

		Schedule of Investments
		Short-Term Income Account
		December 31, 2015

U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS - 0.24%	Amount (000's)	Value (000's)
Federal Home Loan Mortgage Corporation (FHLMC) -
0.02%
2.40%, 11/01/2021(b)	$1	$1
2.48%, 09/01/2035(b)	28	29
6.00%, 05/01/2017	3	3
		$33

Federal National Mortgage Association (FNMA) - 0.20%
2.01%, 04/01/2033(b)	122	127
2.32%, 12/01/2032(b)	16	17
2.37%, 08/01/2034(b)	12	13
2.37%, 01/01/2035(b)	22	23
2.38%, 07/01/2034(b)	39	41
2.39%, 02/01/2037(b)	42	44
2.46%, 02/01/2035(b)	5	5
2.63%, 12/01/2033(b)	27	29
2.67%, 11/01/2032(b)	5	5
4.19%, 11/01/2035(b)	1	2
5.60%, 04/01/2019(b)	1	1
8.00%, 05/01/2027	17	18
		$325
Government National Mortgage Association (GNMA) -
0.02%
9.00%, 12/15/2020	2	2
10.00%, 05/15/2020	5	5
10.00%, 06/15/2020	4	5
10.00%, 02/15/2025	1	1
10.00%, 09/15/2018	2	2
10.00%, 09/15/2018	1	1
10.00%, 02/15/2019	14	14
		$30
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS		$388
Total Investments		$159,724
Other Assets in Excess of Liabilities, Net - 1.60%		$2,594
TOTAL NET ASSETS - 100.00%		$162,318

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $41,474 or 25.55% of net assets.
(b)	Variable Rate. Rate shown is in effect at December 31, 2015.
(c)	Non-Income Producing Security

Portfolio Summary (unaudited)

Sector	Percent
Financial	26.42%
Asset Backed Securities	23.51%
Government	8.12%
Mortgage Securities	7.67%
Consumer, Non-cyclical	7.04%
Energy	6.17%
Utilities	4.53%
Consumer, Cyclical	4.30%
Communications	2.93%
Technology	2.46%
Exchange Traded Funds	2.27%
Industrial	2.01%
Basic Materials	0.97%
Other Assets in Excess of Liabilities, Net	1.60%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
SmallCap Blend Account
December 31, 2015

COMMON STOCKS - 98.83%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Aerospace & Defense - 1.40%			Commercial Services (continued)
Astronics Corp (a)	26,910	$1,095	Sabre Corp	99,700	$2,789
Esterline Technologies Corp (a)	12,310	997	Team Health Holdings Inc (a)	39,830	1,748
Spirit AeroSystems Holdings Inc (a)	17,010	852	TransUnion (a)	28,280	780
		$2,944			$16,140

Airlines - 0.55%			Computers - 4.55%
Virgin America Inc (a)	31,900	1,149	Barracuda Networks Inc (a)	22,530	421
			CACI International Inc (a)	26,510	2,460
			Manhattan Associates Inc (a)	40,560	2,684
Apparel - 1.38%			NetScout Systems Inc (a)	69,790	2,143

G-III Apparel Group Ltd(a)	18,760	830	Pure Storage Inc (a)	36,950	575

Skechers U.S.A. Inc(a)	68,280	2,063	Sykes Enterprises Inc (a)	41,470	1,276
		$2,893			$9,559

Automobile Parts & Equipment - 3.50%			Diversified Financial Services - 2.88%
American Axle & Manufacturing Holdings Inc	66,510	1,260	CBOE Holdings Inc	37,780	2,452
(a)
			Cowen Group Inc (a)	115,780	443
Cooper Tire & Rubber Co	91,454	3,462	Evercore Partners Inc - Class A	29,870	1,615
Visteon Corp (a)	22,860	2,617
			Houlihan Lokey Inc	58,280	1,528
		$7,339			$6,038

Banks - 9.16%			Electric - 2.14%
Central Pacific Financial Corp	75,210	1,656	Avista Corp	57,136	2,021
Chemical Financial Corp	14,040	481	Portland General Electric Co	68,150	2,478
First Merchants Corp	12,630	321			$4,499
First of Long Island Corp/The	11,265	338
FNB Corp/PA	112,360	1,499	Electronics - 0.33%
Great Western Bancorp Inc	56,060	1,627	Fluidigm Corp (a)	10,038	108
Hanmi Financial Corp	24,688	585	Itron Inc (a)	16,410	594
National Penn Bancshares Inc	129,610	1,598			$702
PacWest Bancorp	65,630	2,829
PrivateBancorp Inc	67,490	2,768	Energy - Alternate Sources - 0.51%
Union Bankshares Corp	25,460	643	Pattern Energy Group Inc	50,767	1,062
WesBanco Inc	22,650	680
Western Alliance Bancorp (a)	46,060	1,652	Engineering & Construction - 2.58%
Wilshire Bancorp Inc	38,440	444	Dycom Industries Inc (a)	16,210	1,134
Wintrust Financial Corp	43,460	2,109	EMCOR Group Inc	63,500	3,051
		$19,230	MasTec Inc (a)	70,960	1,233
					$5,418
Biotechnology - 2.81%
Acceleron Pharma Inc (a)	11,890	580	Entertainment - 2.89%
AMAG Pharmaceuticals Inc (a)	4,220	127	Isle of Capri Casinos Inc (a)	63,835	889
Aratana Therapeutics Inc (a)	49,021	273	Marriott Vacations Worldwide Corp	33,790	1,924
Bellicum Pharmaceuticals Inc (a)	8,780	178	Vail Resorts Inc	25,360	3,246
BIND Therapeutics Inc (a)	40,844	93			$6,059
BIND Therapeutics Inc - Warrants (a),(b)	1,938	—
Bluebird Bio Inc (a)	1,728	111	Food - 1.63%
Cambrex Corp (a)	19,820	933	Amplify Snack Brands Inc (a)	27,690	319
Cytokinetics Inc - Warrants (a),(b),(c)	12,207	11	Cal-Maine Foods Inc	32,590	1,510
Epizyme Inc (a)	10,150	163	SUPERVALU Inc (a)	233,800	1,585
Exact Sciences Corp (a)	29,607	273			$3,414
Fate Therapeutics Inc (a)	44,120	149

Genocea Biosciences Inc (a)	26,116	138	Gas - 0.96%
			Southwest Gas Corp	36,720	2,025
Insmed Inc (a)	24,170	439
Intercept Pharmaceuticals Inc (a)	1,310	196
MacroGenics Inc (a)	13,970	433	Healthcare - Products - 2.51%
NewLink Genetics Corp (a)	8,290	302	EndoChoice Holdings Inc (a)	30,730	257
Seattle Genetics Inc (a)	5,890	264	ICU Medical Inc (a)	20,510	2,313
Spark Therapeutics Inc (a)	2,280	103	K2M Group Holdings Inc (a)	47,040	929
Ultragenyx Pharmaceutical Inc (a)	7,530	845	LDR Holding Corp (a)	19,770	496
Versartis Inc (a)	23,110	286	Nevro Corp (a)	15,560	1,050
			STAAR Surgical Co (a)	31,050	222
		$5,897
					$5,267
Building Materials - 1.65%
Universal Forest Products Inc	25,060	1,713	Healthcare - Services - 2.14%
US Concrete Inc (a)	33,170	1,747	Centene Corp (a)	29,650	1,951
		$3,460	HealthSouth Corp	62,980	2,193
			Natera Inc (a)	12,420	134
Commercial Services - 7.69%			Teladoc Inc (a)	11,970	215
ABM Industries Inc	58,700	1,671			$4,493
Insperity Inc	9,091	438
Korn/Ferry International	74,770	2,481	Home Builders - 0.86%
Live Nation Entertainment Inc (a)	38,561	947	Installed Building Products Inc (a)	72,575	1,802
Navigant Consulting Inc (a)	59,880	962
On Assignment Inc (a)	34,890	1,568

PAREXEL International Corp (a)	40,460	2,756	Insurance - 4.06%
			American Equity Investment Life Holding Co	47,770	1,148

See accompanying notes.

Schedule of Investments
SmallCap Blend Account
December 31, 2015

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value (000	's)

Insurance (continued)			REITS (continued)
American Financial Group Inc/OH	37,540	$2,706	LaSalle Hotel Properties	48,816	$1,228
AmTrust Financial Services Inc	18,440	1,135	Mid-America Apartment Communities Inc	35,700	3,242
Argo Group International Holdings Ltd	18,597	1,113	QTS Realty Trust Inc	30,560	1,379
First American Financial Corp	36,230	1,300			$20,762
Primerica Inc	23,580	1,114
		$8,516	Retail - 5.28%
			Caleres Inc	97,400	2,612
Internet - 2.52%			Citi Trends Inc	15,690	333
CDW Corp/DE	84,113	3,536	Flex Pharma Inc (a)	15,870	198
GoDaddy Inc (a)	12,930	415	Office Depot Inc (a)	373,436	2,106
Intralinks Holdings Inc (a)	69,700	632	Penske Automotive Group Inc	41,535	1,759
MaxPoint Interactive Inc (a)	52,220	89	Red Robin Gourmet Burgers Inc (a)	22,234	1,373
Rapid7 Inc (a)	7,414	112	Rite Aid Corp (a)	343,810	2,695
Rubicon Project Inc/The (a)	31,282	515			$11,076
		$5,299
			Savings & Loans - 1.05%
Investment Companies - 0.16%			Berkshire Hills Bancorp Inc	16,030	467
Apollo Investment Corp	4,017	21	Oritani Financial Corp	21,890	361
THL Credit Inc	29,990	321	Provident Financial Services Inc	68,140	1,373
		$342			$2,201

Machinery - Diversified - 0.00%			Semiconductors - 1.33%
Gerber Scientific Inc (a),(b),(c)	1,974	—	Entegris Inc (a)	77,440	1,027
			Qorvo Inc (a)	34,575	1,760
					$2,787
Miscellaneous Manufacturers - 0.13%
Trinseo SA (a)	9,333	263	Software - 7.04%
			2U Inc (a)	47,640	1,333
			Acxiom Corp (a)	64,820	1,356
Office Furnishings - 0.84%			Apigee Corp (a)	31,089	250
Interface Inc	91,930	1,760	Appfolio Inc (a)	17,990	263
			Aspen Technology Inc (a)	69,550	2,626
Oil & Gas - 2.84%			Atlassian Corp PLC (a)	8,237	248
Carrizo Oil & Gas Inc (a)	23,170	685	Black Knight Financial Services Inc (a)	33,130	1,095
Magnum Hunter Resources Corp - Warrants	12,227	—	Blackbaud Inc	41,550	2,737
(a),(b),(c)			BroadSoft Inc (a)	12,540	443
Murphy USA Inc (a)	32,950	2,001	Instructure Inc (a)	9,941	207
Northern Oil and Gas Inc (a)	138,570	535	MINDBODY Inc (a)	39,650	600
PDC Energy Inc (a)	18,940	1,011	SYNNEX Corp	30,060	2,703
RSP Permian Inc (a)	44,560	1,087	Workiva Inc (a)	52,030	914
Western Refining Inc	18,100	645			$14,775
		$5,964
			Telecommunications - 2.53%
Oil & Gas Services - 0.40%			ARRIS International PLC (a)	67,279	2,057
Matrix Service Co (a)	41,280	848	Leap Wireless International Inc - Rights	1,375	5
			(a),(b),(c)
Packaging & Containers - 0.49%			Plantronics Inc	48,360	2,293
Graphic Packaging Holding Co	79,760	1,023	West Corp	44,260	955
					$5,310

Pharmaceuticals - 5.46%			Transportation - 2.69%
Anacor Pharmaceuticals Inc (a)	6,270	708	ArcBest Corp	30,400	650
Array BioPharma Inc (a)	59,130	250	Ardmore Shipping Corp	47,660	606
Cerulean Pharma Inc (a)	46,023	129	Atlas Air Worldwide Holdings Inc (a)	37,540	1,552
Concert Pharmaceuticals Inc (a)	14,650	278	Matson Inc	54,470	2,322
DexCom Inc (a)	7,160	586	Navigator Holdings Ltd (a)	38,220	522
FibroGen Inc (a)	11,720	357			$5,652
Furiex Pharmaceuticals Inc - Rights (a),(b),(c)	104	—	TOTAL COMMON STOCKS		$207,419
Nektar Therapeutics (a)	35,630	600	INVESTMENT COMPANIES - 1.12%	Shares Held	Value (000	's)
Neurocrine Biosciences Inc (a)	17,650	999
Orexigen Therapeutics Inc (a)	110,790	191	Publicly Traded Investment Fund - 1.12%
PRA Health Sciences Inc (a)	56,600	2,562	BlackRock Liquidity Funds FedFund Portfolio	2,344,044	2,344
Prestige Brands Holdings Inc (a)	61,039	3,142
ProQR Therapeutics NV (a)	9,712	84	TOTAL INVESTMENT COMPANIES		$2,344
Proteon Therapeutics Inc (a)	21,640	336	Total Investments		$209,763
Relypsa Inc (a)	18,250	517	Other Assets in Excess of Liabilities, Net - 0.05%		$104
Revance Therapeutics Inc (a)	9,270	317	TOTAL NET ASSETS - 100.00%		$209,867
SCYNEXIS Inc (a)	24,310	151
Vanda Pharmaceuticals Inc (a)	26,211	244
			(a) Non-Income Producing Security
		$11,451
			(b)		Fair value of these investments is determined in good faith by the Manager
REITS - 9.89%			under procedures established and periodically reviewed by the Board of
Alexandria Real Estate Equities Inc	30,490	2,755	Directors. At the end of the period, the fair value of these securities totaled
CubeSmart	150,050	4,594	$16 or 0.01% of net assets.
First Industrial Realty Trust Inc	128,700	2,848	(c)		Security is Illiquid. At the end of the period, the value of these securities
Highwoods Properties Inc	108,160	4,716	totaled $16 or 0.01% of net assets.

See accompanying notes.

Schedule of Investments
SmallCapBlendAccount
December 31, 2015

Portfolio Summary (unaudited)

Sector	Percent
Financial	27.20%
Consumer, Non-cyclical	22.24%
Consumer, Cyclical	15.30%
Technology	12.92%
Industrial	9.27%
Communications	5.05%
Energy	3.75%
Utilities	3.10%
Exchange Traded Funds	1.12%
Other Assets in Excess of Liabilities, Net	0.05%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Glossary to the Schedule of Investments
December 31, 2015

Currency Abbreviations
USD/$	United States Dollar

See accompanying notes.

(This page intentionally left blank)

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
		Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
		Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
BALANCED ACCOUNT
Class 1 shares
2015		$19.26	$0.33	($0.21)	$0.12	($0.35)	($1.33)	($1.68)
2014		18.01	0.30	1.28	1.58	(0.33)	–	(0.33)
2013		15.35	0.27	2.69	2.96	(0.30)	–	(0.30)
2012		13.86	0.30	1.50	1.80	(0.31)	–	(0.31)
2011		13.62	0.27	0.29	0.56	(0.32)	–	(0.32)
BOND & MORTGAGE SECURITIES ACCOUNT
Class 1 shares
2015		11.46	0.32	(0.37)	(0.05)	(0.36)	–	(0.36)
2014		11.24	0.31	0.28	0.59	(0.37)	–	(0.37)
2013		11.74	0.32	(0.43)	(0.11)	(0.39)	–	(0.39)
2012		11.35	0.36	0.48	0.84	(0.45)	–	(0.45)
2011		10.61	0.44	0.31	0.75	(0.01)	–	(0.01)
Class 2 shares
2015	(c)	11.62	0.19	(0.42)	(0.23)	(0.36)	–	(0.36)
BOND MARKET INDEX ACCOUNT
Class 1 shares
2015		10.34	0.18	(0.17)	0.01	(0.15)	–	(0.15)
2014		9.88	0.17	0.40	0.57	(0.11)	–	(0.11)
2013		10.21	0.13	(0.39)	(0.26)	(0.07)	–	(0.07)
2012	(f)	10.00	0.08	0.13	0.21	–	–	–
DIVERSIFIED BALANCED ACCOUNT
Class 2 shares
2015		14.39	0.19	(0.17)	0.02	(0.14)	(0.16)	(0.30)
2014		13.66	0.16	0.85	1.01	(0.13)	(0.15)	(0.28)
2013		12.28	0.15	1.43	1.58	(0.04)	(0.16)	(0.20)
2012		11.30	0.06	1.03	1.09	(0.11)	–	(0.11)
2011		11.02	0.21	0.19	0.40	(0.12)	–	(0.12)

See accompanying notes.

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset		Net Assets, End of	Ratio of Expenses		Ratio of Gross		Ratio of Net
Value, End	Total	Period (in	to Average Net		Expenses to Average		Investment Income to		Portfolio
of Period	Return (b)	thousands)	Assets		Net Assets		Average Net Assets		Turnover Rate

$17.70	0.42%	$44,254	0.66%		–%		1.72%		114.8%
19.26	8.81	50,588	0.65		–		1.61		119.8
18.01	19.48	51,633	0.66		–		1.65		147.3
15.35	13.05	49,151	0.65		–		1.99		154.7
13.86	4.05	50,180	0.66		–		1.98		178.7

11.05	(0.48)	290,032	0.46		–		2.80		177.2
11.46	5.24	321,735	0.45		–		2.74		205.6
11.24	(0.86)	316,177	0.45		–		2.79		204.8
11.74	7.54	342,051	0.45		–		3.12		218.2
11.35	7.07	323,866	0.45		–		3.95		252.1

11.03	(2.03) (d)	28	0.71	(e)	–		2.58	(e)	177.2	(e)

10.20	0.13	1,937,655	0.25		–		1.77		154.0
10.34	5.75	1,734,803	0.26		–		1.68		195.7
9.88	(2.56)	1,264,213	0.26		–		1.26		225.8
10.21	2.10 (d)	753,130	0.26	(e)	–		1.27	(e)	160.6	(e)

14.11	0.16	1,031,111	0.30	(g)	0.30 (g)	,(h)	1.29		14.3
14.39	7.41	1,011,106	0.30	(g)	0.30 (g)	,(h)	1.11		9.0
13.66	12.95	856,784	0.30	(g)	0.30 (g)	,(h)	1.16		10.1
12.28	9.71	581,734	0.30	(g)	0.30 (g)	,(h)	0.52		56.6
11.30	3.61	331,823	0.31	(g)	0.31 (g)	,(h)	1.86		17.9

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Period from May 1, 2015 date operations commenced, through December 31, 2015
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.
(f)	Period from May 15, 2012 date operations commenced, through December 31, 2012
(g)	Does not include expenses of the investment companies in which the Account invests.
(h)	Excludes expense reimbursement from Manager.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
		Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
		Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
DIVERSIFIED BALANCED MANAGED VOLATILITY ACCOUNT
Class 2 shares
2015		$10.88	$0.10	($0.09)	$0.01	($0.09)	($0.08)	($0.17)
2014		10.18	0.27	0.43	0.70	–	–	–
2013	(e)	10.00	0.13	0.05	0.18	–	–	–
DIVERSIFIED GROWTH ACCOUNT
Class 2 shares
2015		15.40	0.21	(0.18)	0.03	(0.16)	(0.19)	(0.35)
2014		14.60	0.19	0.94	1.13	(0.14)	(0.19)	(0.33)
2013		12.54	0.20	2.04	2.24	(0.06)	(0.12)	(0.18)
2012		11.33	0.09	1.22	1.31	(0.10)	–	(0.10)
2011		11.17	0.18	0.07	0.25	(0.09)	–	(0.09)
DIVERSIFIED GROWTH MANAGED VOLATILITY ACCOUNT
Class 2 shares
2015		10.99	0.09	(0.08)	0.01	(0.11)	(0.10)	(0.21)
2014		10.27	0.31	0.41	0.72	–	–	–
2013	(e)	10.00	0.26	0.01	0.27	–	–	–
DIVERSIFIED INCOME ACCOUNT
Class 2 shares
2015		12.03	0.15	(0.12)	0.03	(0.10)	(0.09)	(0.19)
2014		11.38	0.12	0.66	0.78	(0.06)	(0.07)	(0.13)
2013		10.54	0.11	0.75	0.86	(0.01)	(0.01)	(0.02)
2012	(i)	10.00	0.06	0.48	0.54	–	–	–

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset				Ratio of Expenses		Ratio of Gross		Ratio of
Value, End	Total		Net Assets, End of	to Average Net		Expenses to Average		Net Investment Income to		Portfolio
of Period	Return(b)		Period (in thousands)	Assets		Net Assets		Average Net Assets		Turnover Rate

$10.72	0.01%		$138,384	0.31%(c),(d)		–%		0.90%		14.1%
10.88	6.89		84,527	0.31 (c)	,(d)	–		2.54		8.1
10.18	1.80	(f)	887	0.31 (c)	,(d),(g)	–		7.97	(g)	6.6	(g)

15.08	0.17		3,201,495	0.30	(d)	0.30 (d)	,(h)	1.37		10.7
15.40	7.83		2,880,722	0.30	(d)	0.30 (d)	,(h)	1.25		7.1
14.60	17.95		2,202,857	0.30	(d)	0.30 (d)	,(h)	1.49		7.7
12.54	11.63		1,218,171	0.30	(d)	0.30 (d)	,(h)	0.76		42.6
11.33	2.26		747,602	0.30	(d)	0.30 (d)	,(h)	1.58		15.6

10.79	0.06		252,611	0.30 (c)	,(d)	–		0.82		11.5
10.99	7.06		151,672	0.31 (c)	,(d)	–		2.92		8.0
10.27	2.70	(f)	3,988	0.31 (c)	,(d),(g)	–		15.10	(g)	127.3	(g)

11.87	0.16		198,762	0.30	(d)	0.30 (d)	,(h)	1.25		20.1
12.03	6.89		168,562	0.31	(d)	0.31 (d)	,(h)	1.06		18.7
11.38	8.14		112,037	0.31	(d)	0.31 (d)	,(h)	0.96		27.0
10.54	5.40	(f)	54,787	0.31 (d)	,(g)	0.32 (d)	,(g),(h)	0.87	(g)	12.1	(g)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Does not include expenses of the investment companies in which the Account invests.
(e)	Period from October 31, 2013 date operations commenced, through December 31, 2013
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.
(h)	Excludes expense reimbursement from Manager.
(i)	Period from May 15, 2012 date operations commenced, through December 31, 2012

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

		Net	Net Realized		Dividends	Total
	Net Asset Value,	Investment	and Unrealized	Total From	from Net	Dividends	Net Asset
	Beginning of	Income	Gain (Loss) on	Investment	Investment	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Distributions	of Period
DIVERSIFIED INTERNATIONAL ACCOUNT
Class 1 shares
2015	$14.08	$0.26	($0.29)	($0.03)	($0.37)	($0.37)	$13.68
2014	14.87	0.24	(0.70)	(0.46)	(0.33)	(0.33)	14.08
2013	12.89	0.24	2.09	2.33	(0.35)	(0.35)	14.87
2012	11.12	0.27	1.76	2.03	(0.26)	(0.26)	12.89
2011	12.54	0.27	(1.67)	(1.40)	(0.02)	(0.02)	11.12
Class 2 shares
2015	14.19	0.21	(0.29)	(0.08)	(0.33)	(0.33)	13.78
2014	14.97	0.21	(0.70)	(0.49)	(0.29)	(0.29)	14.19
2013	12.96	0.22	2.10	2.32	(0.31)	(0.31)	14.97
2012	11.18	0.23	1.76	1.99	(0.21)	(0.21)	12.96
2011	12.63	0.23	(1.66)	(1.43)	(0.02)	(0.02)	11.18
EQUITY INCOME ACCOUNT
Class 1 shares
2015	23.12	0.58	(1.46)	(0.88)	(0.57)	(0.57)	21.67
2014	21.00	0.57	2.09	2.66	(0.54)	(0.54)	23.12
2013	17.03	0.54	4.04	4.58	(0.61)	(0.61)	21.00
2012	15.53	0.54	1.47	2.01	(0.51)	(0.51)	17.03
2011	14.80	0.50	0.30	0.80	(0.07)	(0.07)	15.53
Class 2 shares
2015	22.96	0.52	(1.45)	(0.93)	(0.51)	(0.51)	21.52
2014	20.87	0.51	2.07	2.58	(0.49)	(0.49)	22.96
2013	16.92	0.49	4.02	4.51	(0.56)	(0.56)	20.87
2012	15.43	0.49	1.46	1.95	(0.46)	(0.46)	16.92
2011	14.74	0.45	0.31	0.76	(0.07)	(0.07)	15.43

See accompanying notes.

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

		Ratio of Expenses	Ratio of
Total	Net Assets, End of	to Average Net	Net Investment Income to	Portfolio
Return(b)	Period (in thousands)	Assets	Average Net Assets	Turnover Rate

(0.35)%	$273,300	0.88%	1.80%	48.2%
(3.21)	429,194	0.86	1.64	62.1
18.40	501,094	0.87	1.78	79.5
18.44	464,751	0.87	2.23	76.0
(11.17)	428,532	0.89	2.17	68.5

(0.65)	1,360	1.13	1.47	48.2
(3.41)	1,266	1.11	1.38	62.1
18.18	1,458	1.12	1.61	79.5
18.01	1,643	1.12	1.95	76.0
(11.36)	1,952	1.14	1.91	68.5

(3.93)	513,126	0.49	2.54	10.7
12.80	599,407	0.48	2.57	11.6
27.30	630,542	0.48	2.83	18.0
13.01	578,099	0.49	3.26	20.8
5.44	624,366	0.48	3.28	19.9

(4.15)	23,215	0.74	2.29	10.7
12.46	25,491	0.73	2.32	11.6
27.02	24,810	0.73	2.58	18.0
12.72	22,844	0.74	3.01	20.8
5.17	25,498	0.73	3.00	19.9

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
GOVERNMENT & HIGH QUALITY BOND ACCOUNT
Class 1 shares
2015	$10.44	$0.27	($0.19)	$0.08	($0.35)	($0.01)	($0.36)
2014	10.33	0.27	0.25	0.52	(0.41)	–	(0.41)
2013	10.87	0.27	(0.39)	(0.12)	(0.42)	–	(0.42)
2012	10.90	0.33	0.09	0.42	(0.45)	–	(0.45)
2011	10.29	0.36	0.28	0.64	(0.02)	(0.01)	(0.03)
Class 2 shares
2015	10.45	0.25	(0.18)	0.07	(0.34)	(0.01)	(0.35)
2014	10.34	0.24	0.25	0.49	(0.38)	–	(0.38)
2013	10.88	0.25	(0.39)	(0.14)	(0.40)	–	(0.40)
2012	10.90	0.30	0.10	0.40	(0.42)	–	(0.42)
2011	10.32	0.34	0.27	0.61	(0.02)	(0.01)	(0.03)
INCOME ACCOUNT
Class 1 shares
2015	10.78	0.39	(0.46)	(0.07)	(0.47)	–	(0.47)
2014	10.68	0.43	0.16	0.59	(0.49)	–	(0.49)
2013	11.22	0.46	(0.43)	0.03	(0.57)	–	(0.57)
2012	10.71	0.53	0.48	1.01	(0.50)	–	(0.50)
2011	10.12	0.56	0.07	0.63	(0.04)	–	(0.04)
Class 2 shares
2015	10.73	0.36	(0.45)	(0.09)	(0.44)	–	(0.44)
2014	10.63	0.40	0.16	0.56	(0.46)	–	(0.46)
2013	11.17	0.43	(0.43)	–	(0.54)	–	(0.54)
2012	10.66	0.50	0.47	0.97	(0.46)	–	(0.46)
2011	10.09	0.53	0.08	0.61	(0.04)	–	(0.04)

See accompanying notes.

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Ratio of Expenses	Ratio of
Value, End	Total	Net Assets, End of	to Average Net	Net Investment Income to	Portfolio
of Period	Return(b)	Period (in thousands)	Assets	Average Net Assets	Turnover Rate

$10.16	0.79%	$286,659	0.51%	2.61%	21.9%
10.44	5.08	314,509	0.51	2.56	19.1
10.33	(1.03)	379,351	0.51	2.58	45.3
10.87	3.91	432,172	0.51	2.98	41.4
10.90	6.23	453,864	0.51	3.42	83.8

10.17	0.67	1,837	0.76	2.37	21.9
10.45	4.75	916	0.76	2.31	19.1
10.34	(1.30)	931	0.76	2.33	45.3
10.88	3.70	1,143	0.76	2.73	41.4
10.90	5.90	1,215	0.76	3.17	83.8

10.24	(0.71)	254,751	0.51	3.62	12.6
10.78	5.55	275,597	0.51	3.95	16.6
10.68	0.40	269,330	0.51	4.22	12.8
11.22	9.57	292,756	0.51	4.78	14.7
10.71	6.25	239,939	0.50	5.36	17.8

10.20	(0.92)	2,445	0.76	3.38	12.6
10.73	5.26	3,036	0.76	3.71	16.6
10.63	0.10	3,390	0.76	3.97	12.8
11.17	9.28	3,875	0.76	4.55	14.7
10.66	6.05	4,360	0.75	5.11	17.8

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
		Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
		Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
INTERNATIONAL EMERGING MARKETS ACCOUNT
Class 1 shares
2015		$15.21	$0.17	($2.25)	($2.08)	($0.25)	$–	($0.25)
2014		15.94	0.20	(0.78)	(0.58)	(0.15)	–	(0.15)
2013		17.14	0.19	(1.07)	(0.88)	(0.32)	–	(0.32)
2012		14.38	0.22	2.75	2.97	(0.21)	–	(0.21)
2011		17.51	0.23	(3.35)	(3.12)	(0.01)	–	(0.01)
Class 2 shares
2015	(c)	16.74	0.08	(3.71)	(3.63)	(0.25)	–	(0.25)
LARGECAP GROWTH ACCOUNT
Class 1 shares
2015		24.60	0.06	1.17	1.23	(0.04)	–	(0.04)
2014		22.26	0.03	2.44	2.47	(0.13)	–	(0.13)
2013		16.87	0.07	5.61	5.68	(0.29)	–	(0.29)
2012		14.48	0.12	2.32	2.44	(0.05)	–	(0.05)
2011		15.12	0.05	(0.69)	(0.64)	–	–	–
Class 2 shares
2015		24.53	–	1.16	1.16	–	–	–
2014		22.20	(0.03)	2.44	2.41	(0.08)	–	(0.08)
2013		16.83	0.02	5.59	5.61	(0.24)	–	(0.24)
2012		14.43	0.08	2.32	2.40	–	–	–
2011		15.11	0.01	(0.69)	(0.68)	–	–	–
LARGECAP GROWTH ACCOUNT I
Class 1 shares
2015		28.70	0.02	2.26	2.28	(0.07)	(4.58)	(4.65)
2014		32.58	0.03	2.46	2.49	(0.04)	(6.33)	(6.37)
2013		24.77	0.04	8.75	8.79	(0.11)	(0.87)	(0.98)
2012		21.30	0.10	3.39	3.49	(0.02)	–	(0.02)
2011		21.37	0.02	(0.09)	(0.07)	–	–	–
Class 2 shares
2015	(c)	30.30	(0.03)	0.67	0.64	(0.07)	(4.58)	(4.65)

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Net Assets, End of	Ratio of Expenses		Ratio of
Value, End	Total		Period (in	to Average Net		Net Investment Income to		Portfolio
of Period	Return(b)		thousands)	Assets		Average Net Assets		Turnover Rate

$12.88	(13.81)%		$85,434	1.37%		1.18%		97.3%
15.21	(3.75)		103,091	1.38		1.28		106.9
15.94	(5.03)		113,305	1.39		1.19		118.2
17.14	20.80		152,545	1.34		1.40		97.4
14.38	(17.84)		143,811	1.40		1.37		86.8

12.86	(21.81	) (d)	41	1.62	(e)	0.90	(e)	97.3	(e)

25.79	4.98		118,385	0.69		0.23		47.1
24.60	11.12		123,091	0.69		0.13		67.2
22.26	33.91		100,140	0.69		0.37		70.1
16.87	16.85		210,351	0.69		0.73		62.6
14.48	(4.23)		181,559	0.69		0.31		56.6

25.69	4.73		1,090	0.94		(0.01)		47.1
24.53	10.85		661	0.94		(0.11)		67.2
22.20	33.64	(f)	712	0.94		0.10		70.1
16.83	16.56	(f)	604	0.94		0.47		62.6
14.43	(4.50)		561	0.94		0.05		56.6

26.33	7.77		252,386	0.76	(g)	0.07		38.6
28.70	8.61		239,629	0.76	(g)	0.11		38.9
32.58	36.14		260,034	0.75	(g)	0.12		36.9
24.77	16.38		240,585	0.76	(g)	0.42		36.9
21.30	(0.33)		228,749	0.76	(g)	0.07		46.1

26.29	1.94	(d)	501	1.01 (e)	,(g)	(0.19	) (e)	38.6	(e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Period from May 1, 2015 date operations commenced, through December 31, 2015
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.
(f)	Total return is calculated using the traded net asset value which may differ from the reported net asset value.
(g)	Reflects Manager's contractual expense limit.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
		Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
		Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
LARGECAP S&P 500 INDEX ACCOUNT
Class 1 shares
2015		$14.63	$0.27	($0.09)	$0.18	($0.22)	($0.18)	($0.40)
2014		13.38	0.24	1.51	1.75	(0.18)	(0.32)	(0.50)
2013		10.34	0.22	3.07	3.29	(0.15)	(0.10)	(0.25)
2012		9.06	0.20	1.20	1.40	(0.11)	(0.01)	(0.12)
2011		8.91	0.16	(0.01)	0.15	–	–	–
Class 2 shares
2015	(c)	15.07	0.17	(0.45)	(0.28)	(0.22)	(0.18)	(0.40)
LARGECAP S&P 500 MANAGED VOLATILITY INDEX ACCOUNT
Class 1 shares
2015		11.22	0.16	(0.07)	0.09	–	(0.04)	(0.04)
2014		10.46	0.14	1.09	1.23	(0.08)	(0.39)	(0.47)
2013	(g)	10.00	0.03	0.45	0.48	(0.02)	–	(0.02)
LARGECAP VALUE ACCOUNT
Class 1 shares
2015		33.80	0.53	(0.80)	(0.27)	(0.53)	(3.81)	(4.34)
2014		36.13	0.51	3.19	3.70	(0.80)	(5.23)	(6.03)
2013		28.33	0.53	8.11	8.64	(0.84)	–	(0.84)
2012		24.20	0.56	3.92	4.48	(0.35)	–	(0.35)
2011		23.92	0.33	(0.05)	0.28	–	–	–
Class 2 shares
2015	(c)	34.24	0.31	(1.07)	(0.76)	(0.53)	(3.81)	(4.34)

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Net Assets, End of	Ratio of Expenses		Ratio of
Value, End	Total		Period (in	to Average Net		Net Investment Income to		Portfolio
of Period	Return(b)		thousands)	Assets		Average Net Assets		Turnover Rate

$14.41	1.14%		$2,033,459	0.25%		1.82%		6.3%
14.63	13.29		1,863,035	0.25		1.74		2.8
13.38	32.04		1,490,352	0.25		1.81		7.4
10.34	15.50		916,593	0.26		2.02		3.3
9.06	1.73		593,337	0.26		1.80		7.9

14.39	(1.95	) (d)	161	0.50	(e)	1.78	(e)	6.3	(e)

11.27	0.83		161,654	0.47	(f)	1.46		5.5
11.22	11.77		97,236	0.49	(f)	1.29		24.6
10.46	4.85	(d)	7,339	0.49 (e)	,(f)	1.82	(e)	74.7	(e)

29.19	(1.09)		153,060	0.61		1.66		81.3
33.80	11.17		170,673	0.61		1.45		104.3
36.13	30.83		167,702	0.61		1.64		140.8
28.33	18.58		222,357	0.61		2.09		115.0
24.20	1.17		199,660	0.61		1.37		113.9

29.14	(2.52	) (d)	20	0.86	(e)	1.56	(e)	81.3	(e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Period from May 1, 2015 date operations commenced, through December 31, 2015
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.
(f)	Reflects Manager's contractual expense limit.
(g)	Period from October 31, 2013 date operations commenced, through December 31, 2013

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
		Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
		Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
MIDCAP ACCOUNT
Class 1 shares
2015		$60.79	$0.22	$1.19	$1.41	($0.32)	($6.64)	($6.96)
2014		59.37	0.36	6.96	7.32	(0.32)	(5.58)	(5.90)
2013		47.20	0.28	15.31	15.59	(0.82)	(2.60)	(3.42)
2012		40.51	0.46	7.35	7.81	(0.40)	(0.72)	(1.12)
2011		37.83	0.23	2.92	3.15	–	(0.47)	(0.47)
Class 2 shares
2015		60.54	0.07	1.17	1.24	(0.17)	(6.64)	(6.81)
2014		59.16	0.21	6.93	7.14	(0.18)	(5.58)	(5.76)
2013		47.06	0.15	15.25	15.40	(0.70)	(2.60)	(3.30)
2012		40.39	0.35	7.33	7.68	(0.29)	(0.72)	(1.01)
2011		37.82	0.13	2.91	3.04	–	(0.47)	(0.47)
MONEY MARKET ACCOUNT
Class 1 shares
2015		1.00	–	–	–	–	–	–
2014		1.00	–	–	–	–	–	–
2013		1.00	–	–	–	–	–	–
2012		1.00	–	–	–	–	–	–
2011		1.00	–	–	–	–	–	–
Class 2 shares
2015		1.00	–	–	–	–	–	–
2014		1.00	–	–	–	–	–	–
2013		1.00	–	–	–	–	–	–
2012		1.00	–	–	–	–	–	–
2011		1.00	–	–	–	–	–	–
MULTI-ASSET INCOME ACCOUNT
Class 1 shares
2015	(d)	10.00	0.24	(0.52)	(0.28)	–	–	–
Class 2 shares
2015	(d)	10.00	0.23	(0.52)	(0.29)	–	–	–

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Net Assets, End of	Ratio of Expenses		Ratio of Gross		Ratio of
Value, End	Total		Period (in	to Average Net		Expenses to Average		Net Investment Income to		Portfolio
of Period	Return(b)		thousands)	Assets		Net Assets		Average Net Assets		Turnover Rate

$55.24	1.64%		$617,437	0.53%		–%		0.37%		26.3%
60.79	12.99		676,836	0.53		–		0.60		21.6
59.37	33.93		649,893	0.53		–		0.52		12.4
47.20	19.44		560,842	0.55		–		1.03		21.5
40.51	8.29		531,255	0.55		–		0.57		28.9

54.97	1.37		15,243	0.78		–		0.12		26.3
60.54	12.70		15,960	0.78		–		0.35		21.6
59.16	33.58		15,105	0.78		–		0.27		12.4
47.06	19.16		12,179	0.80		–		0.79		21.5
40.39	8.00		11,226	0.80		–		0.32		28.9

1.00	0.00		283,094	0.21		0.47	(c)	0.00		N/A
1.00	0.00		278,903	0.16		0.46	(c)	0.00		N/A
1.00	0.00		283,108	0.19		0.46	(c)	0.00		N/A
1.00	0.00		303,903	0.27		0.46	(c)	0.00		N/A
1.00	0.00		322,844	0.26		0.45	(c)	0.00		N/A

1.00	0.00		1,881	0.21		0.72 (c)	,(h)	0.00		N/A
1.00	0.00		934	0.16		0.71	(c)	0.00		N/A
1.00	0.00		959	0.20		0.71	(c)	0.00		N/A
1.00	0.00		1,253	0.27		0.71	(c)	0.00		N/A
1.00	0.00		1,777	0.26		0.70	(c)	0.00		N/A

9.72	(2.80	) (e)	10	0.08 (f)	,(g)	–		5.67	(f)	0.0	(f)

9.71	(2.90	) (e)	10	0.33 (f)	,(g)	–		5.41	(f)	0.0	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Period from July 28, 2015 date operations commenced, through December 31, 2015
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Reflects Manager's contractual expense limit.
(h)	Voluntary waivers comprised 0.26% of average net assets.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
		Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
		Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
PRINCIPAL CAPITAL APPRECIATION ACCOUNT
Class 1 shares
2015		$22.31	$0.30	$0.20	$0.50	($0.06)	($0.40)	($0.46)
2014		24.45	0.24	2.52	2.76	(0.81)	(4.09)	(4.90)
2013		23.75	0.30	6.63	6.93	(1.86)	(4.37)	(6.23)
2012		21.36	0.35	2.58	2.93	(0.26)	(0.28)	(0.54)
2011		21.47	0.24	(0.21)	0.03	–	(0.14)	(0.14)
Class 2 shares
2015		22.11	0.23	0.21	0.44	(0.01)	(0.40)	(0.41)
2014		24.27	0.18	2.50	2.68	(0.75)	(4.09)	(4.84)
2013		23.62	0.21	6.60	6.81	(1.79)	(4.37)	(6.16)
2012		21.23	0.29	2.58	2.87	(0.20)	(0.28)	(0.48)
2011		21.40	0.18	(0.21)	(0.03)	–	(0.14)	(0.14)
PRINCIPAL LIFETIME 2010 ACCOUNT
Class 1 shares
2015		12.60	0.25	(0.39)	(0.14)	(0.28)	–	(0.28)
2014		12.29	0.25	0.34	0.59	(0.28)	–	(0.28)
2013		11.36	0.27	0.94	1.21	(0.28)	–	(0.28)
2012		10.36	0.26	0.95	1.21	(0.21)	–	(0.21)
2011		10.49	0.19	(0.03)	0.16	(0.29)	–	(0.29)
PRINCIPAL LIFETIME 2020 ACCOUNT
Class 1 shares
2015		13.77	0.24	(0.37)	(0.13)	(0.36)	(0.64)	(1.00)
2014		13.62	0.33	0.44	0.77	(0.33)	(0.29)	(0.62)
2013		12.00	0.30	1.59	1.89	(0.27)	–	(0.27)
2012		10.64	0.26	1.30	1.56	(0.20)	–	(0.20)
2011		11.02	0.19	(0.29)	(0.10)	(0.28)	–	(0.28)
Class 2 shares
2015	(e)	14.26	0.27	(0.92)	(0.65)	(0.36)	(0.64)	(1.00)

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Net Assets, End of	Ratio of Expenses		Ratio of
Value, End	Total		Period (in	to Average Net		Net Investment Income to		Portfolio
of Period	Return(b)		thousands)	Assets		Average Net Assets		Turnover Rate

$22.35	2.18%		$154,732	0.64%		1.33%		22.1	%(c)
22.31	12.45		33,190	0.66		1.02		8.6
24.45	32.65		32,077	0.65		1.18		6.7
23.75	13.83		145,393	0.64		1.51		6.2
21.36	0.13		142,828	0.64		1.09		10.3

22.14	1.94		7,517	0.89		1.05		22.1	(c)
22.11	12.19		6,891	0.91		0.77		8.6
24.27	32.27		6,362	0.90		0.85		6.7
23.62	13.57		5,238	0.89		1.26		6.2
21.23	(0.15)		5,472	0.89		0.83		10.3

12.18	(1.17)		41,132	0.04	(d)	2.00		24.6
12.60	4.81		47,312	0.04	(d)	2.02		41.3
12.29	10.81		48,775	0.04	(d)	2.25		36.5
11.36	11.79		47,361	0.06	(d)	2.39		28.3
10.36	1.44		47,435	0.04	(d)	1.79		24.3

12.64	(1.13)		190,987	0.03	(d)	1.79		27.6
13.77	5.75		211,470	0.03	(d)	2.40		31.9
13.62	15.97		227,985	0.03	(d)	2.35		49.6
12.00	14.76		208,355	0.04	(d)	2.28		24.4
10.64	(1.07)		192,409	0.04	(d)	1.74		8.9

12.61	(4.74	) (f)	25	0.28 (d)	,(g)	3.11	(g)	27.6	(g)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Portfolio turnover rate excludes approximately $1,237,000 of purchases from portfolio realignment from the acquisition of LargeCap Blend Account II.
(d)	Does not include expenses of the investment companies in which the Account invests.
(e)	Period from May 1, 2015 date operations commenced, through December 31, 2015
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
		Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
		Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
PRINCIPAL LIFETIME 2030 ACCOUNT
Class 1 shares
2015		$12.34	$0.20	($0.30)	($0.10)	($0.32)	($0.47)	($0.79)
2014		14.05	0.36	0.45	0.81	(0.31)	(2.21)	(2.52)
2013		12.10	0.32	1.95	2.27	(0.25)	(0.07)	(0.32)
2012		10.64	0.25	1.40	1.65	(0.19)	–	(0.19)
2011		11.09	0.19	(0.42)	(0.23)	(0.22)	–	(0.22)
Class 2 shares
2015	(d)	12.85	0.25	(0.88)	(0.63)	(0.32)	(0.47)	(0.79)
PRINCIPAL LIFETIME 2040 ACCOUNT
Class 1 shares
2015		14.50	0.22	(0.31)	(0.09)	(0.36)	(0.52)	(0.88)
2014		14.94	0.42	0.49	0.91	(0.31)	(1.04)	(1.35)
2013		12.39	0.35	2.41	2.76	(0.21)	–	(0.21)
2012		10.78	0.23	1.56	1.79	(0.18)	–	(0.18)
2011		11.31	0.19	(0.54)	(0.35)	(0.18)	–	(0.18)
Class 2 shares
2015	(d)	15.14	0.18	(0.93)	(0.75)	(0.36)	(0.52)	(0.88)
PRINCIPAL LIFETIME 2050 ACCOUNT
Class 1 shares
2015		14.18	0.20	(0.26)	(0.06)	(0.38)	(0.67)	(1.05)
2014		14.96	0.40	0.50	0.90	(0.34)	(1.34)	(1.68)
2013		12.28	0.34	2.55	2.89	(0.21)	–	(0.21)
2012		10.64	0.24	1.57	1.81	(0.17)	–	(0.17)
2011		11.24	0.18	(0.61)	(0.43)	(0.17)	–	(0.17)
Class 2 shares
2015	(d)	14.84	0.18	(0.92)	(0.74)	(0.38)	(0.67)	(1.05)

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Net Assets, End of	Ratio of Expenses		Ratio of
Value, End	Total		Period (in	to Average Net		Net Investment Income to		Portfolio
of Period	Return(b)		thousands)	Assets		Average Net Assets		Turnover Rate

$11.45	(1.05)%		$116,691	0.04	%(c)	1.67%		31.3%
12.34	6.06		116,965	0.04	(c)	2.67		23.9
14.05	18.96		108,794	0.04	(c)	2.43		58.6
12.10	15.58		92,672	0.05	(c)	2.20		18.5
10.64	(2.22)		79,646	0.04	(c)	1.70		13.2

11.43	(5.14	) (e)	26	0.29 (c)	,(f)	3.22	(f)	31.3	(f)

13.53	(0.85)		45,261	0.04	(c)	1.52		24.2
14.50	6.21		42,304	0.05	(c)	2.83		21.1
14.94	22.42		36,934	0.05	(c)	2.55		67.2
12.39	16.71		25,647	0.08	(c)	1.98		30.1
10.78	(3.18)		22,110	0.05	(c)	1.67		13.7

13.51	(5.18	) (e)	10	0.29 (c)	,(f)	1.97	(f)	24.2	(f)

13.07	(0.69)		23,502	0.05	(c)	1.46		26.6
14.18	6.21		21,796	0.06	(c)	2.70		28.5
14.96	23.72		22,002	0.06	(c)	2.48		68.0
12.28	17.07		16,352	0.11	(c)	2.01		17.7
10.64	(3.94)		12,822	0.07	(c)	1.58		19.7

13.05	(5.25	) (e)	35	0.30 (c)	,(f)	2.03	(f)	26.6	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Account invests.
(d)	Period from May 1, 2015 date operations commenced, through December 31, 2015
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
		Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
		Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
PRINCIPAL LIFETIME 2060 ACCOUNT
Class 1 shares
2015		$12.19	$0.20	($0.28)	($0.08)	($0.15)	($0.21)	($0.36)
2014		11.58	0.39	0.25	0.64	(0.01)	(0.02)	(0.03)
2013	(e)	10.00	0.38	1.20	1.58	–	–	–
PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT
Class 1 shares
2015		11.51	0.25	(0.35)	(0.10)	(0.26)	–	(0.26)
2014		11.29	0.23	0.29	0.52	(0.30)	–	(0.30)
2013		11.04	0.26	0.29	0.55	(0.30)	–	(0.30)
2012		10.25	0.30	0.68	0.98	(0.19)	–	(0.19)
2011		10.22	0.20	0.16	0.36	(0.33)	–	(0.33)
REAL ESTATE SECURITIES ACCOUNT
Class 1 shares
2015		22.33	0.34	0.57	0.91	(0.34)	(0.70)	(1.04)
2014		17.08	0.29	5.28	5.57	(0.32)	–	(0.32)
2013		16.63	0.35	0.33	0.68	(0.23)	–	(0.23)
2012		14.39	0.21	2.26	2.47	(0.23)	–	(0.23)
2011		13.21	0.10	1.08	1.18	–	–	–
Class 2 shares
2015		22.45	0.34	0.53	0.87	(0.33)	(0.70)	(1.03)
2014		17.18	0.27	5.27	5.54	(0.27)	–	(0.27)
2013		16.72	0.30	0.34	0.64	(0.18)	–	(0.18)
2012		14.46	0.17	2.26	2.43	(0.17)	–	(0.17)
2011		13.30	0.06	1.10	1.16	–	–	–

See accompanying notes.

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Ratio of Expenses		Ratio of
Value, End	Total	Net Assets, End of	to Average Net		Net Investment Income to		Portfolio
of Period	Return(b)	Period (in thousands)	Assets		Average Net Assets		Turnover Rate

$11.75	(0.75)%	$2,097	0.13%(c),(d)		1.65%		30.3%
12.19	5.58	825	0.13 (c)	,(d)	3.28		43.2
11.58	15.80 (f)	28	0.13 (c)	,(d),(g)	5.31	(g)	79.4	(g)

11.15	(0.95)	24,452	0.05	(d)	2.21		24.4
11.51	4.57	30,016	0.05	(d)	2.01		39.8
11.29	5.11	31,164	0.05	(d)	2.35		25.1
11.04	9.65	32,756	0.07	(d)	2.79		34.0
10.25	3.52	29,574	0.05	(d)	1.96		19.3

22.20	4.21	159,292	0.89		1.54		22.8
22.33	32.82	166,701	0.89		1.48		15.7
17.08	4.10	128,601	0.89		1.96		22.1
16.63	17.17	133,069	0.90		1.33		44.1
14.39	8.93	140,316	0.90		0.71		22.4

22.29	4.00	1,994	1.14		1.56		22.8
22.45	32.44	492	1.14		1.37		15.7
17.18	3.87	271	1.14		1.72		22.1
16.72	16.86	257	1.15		1.08		44.1
14.46	8.72	287	1.15		0.42		22.4

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Does not include expenses of the investment companies in which the Account invests.
(e)	Period from May 1, 2013 date operations commenced, through December 31, 2013
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
SAM BALANCED PORTFOLIO
Class 1 shares
2015	$16.51	$0.30	($0.38)	($0.08)	($0.49)	($1.25)	($1.74)
2014	18.53	0.47	0.73	1.20	(0.52)	(2.70)	(3.22)
2013	16.33	0.47	2.37	2.84	(0.43)	(0.21)	(0.64)
2012	14.76	0.41	1.46	1.87	(0.11)	(0.19)	(0.30)
2011	15.02	0.10	0.06	0.16	(0.42)	–	(0.42)
Class 2 shares
2015	16.37	0.26	(0.38)	(0.12)	(0.45)	(1.25)	(1.70)
2014	18.39	0.43	0.73	1.16	(0.48)	(2.70)	(3.18)
2013	16.22	0.41	2.35	2.76	(0.38)	(0.21)	(0.59)
2012	14.66	0.36	1.46	1.82	(0.07)	(0.19)	(0.26)
2011	14.92	0.06	0.06	0.12	(0.38)	–	(0.38)
SAM CONSERVATIVE BALANCED PORTFOLIO
Class 1 shares
2015	12.60	0.29	(0.36)	(0.07)	(0.41)	(0.60)	(1.01)
2014	13.39	0.41	0.40	0.81	(0.42)	(1.18)	(1.60)
2013	12.49	0.40	1.00	1.40	(0.37)	(0.13)	(0.50)
2012	11.47	0.37	0.90	1.27	(0.10)	(0.15)	(0.25)
2011	11.68	0.10	0.17	0.27	(0.37)	(0.11)	(0.48)
Class 2 shares
2015	12.48	0.27	(0.36)	(0.09)	(0.38)	(0.60)	(0.98)
2014	13.28	0.38	0.38	0.76	(0.38)	(1.18)	(1.56)
2013	12.39	0.36	1.00	1.36	(0.34)	(0.13)	(0.47)
2012	11.38	0.33	0.90	1.23	(0.07)	(0.15)	(0.22)
2011	11.60	0.07	0.17	0.24	(0.35)	(0.11)	(0.46)

See accompanying notes.

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Ratio of Expenses		Ratio of
Value, End	Total	Net Assets, End of	to Average Net		Net Investment Income to	Portfolio
of Period	Return(b)	Period (in thousands)	Assets		Average Net Assets	Turnover Rate

$14.69	(0.81)%	$732,937	0.23	%(c)	1.88%	26.1%
16.51	6.82	826,908	0.23	(c)	2.64	16.4
18.53	17.68	913,823	0.23	(c)	2.68	46.7
16.33	12.75	812,380	0.23	(c)	2.60	9.1
14.76	0.99	781,873	0.23	(c)	0.68	14.2

14.55	(1.08)	96,511	0.48	(c)	1.66	26.1
16.37	6.59	99,852	0.48	(c)	2.44	16.4
18.39	17.32	102,716	0.48	(c)	2.37	46.7
16.22	12.47	95,208	0.48	(c)	2.32	9.1
14.66	0.73	94,487	0.48	(c)	0.43	14.2

11.52	(0.78)	193,585	0.23	(c)	2.38	28.2
12.60	6.22	206,621	0.23	(c)	3.10	21.2
13.39	11.53	212,247	0.23	(c)	3.10	35.6
12.49	11.19	190,310	0.24	(c)	3.07	15.7
11.47	2.29	177,476	0.24	(c)	0.86	20.8

11.41	(0.93)	17,774	0.48	(c)	2.19	28.2
12.48	5.92	16,731	0.48	(c)	2.87	21.2
13.28	11.25	16,140	0.48	(c)	2.77	35.6
12.39	10.91	15,911	0.49	(c)	2.73	15.7
11.38	1.97	15,465	0.49	(c)	0.60	20.8

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
SAM CONSERVATIVE GROWTH PORTFOLIO
Class 1 shares
2015	$19.02	$0.26	($0.41)	($0.15)	($0.43)	($1.22)	($1.65)
2014	20.60	0.48	0.97	1.45	(0.39)	(2.64)	(3.03)
2013	17.04	0.40	3.50	3.90	(0.34)	–	(0.34)
2012	14.99	0.33	1.79	2.12	(0.07)	–	(0.07)
2011	15.36	0.07	(0.13)	(0.06)	(0.31)	–	(0.31)
Class 2 shares
2015	18.82	0.21	(0.40)	(0.19)	(0.39)	(1.22)	(1.61)
2014	20.42	0.42	0.97	1.39	(0.35)	(2.64)	(2.99)
2013	16.89	0.34	3.49	3.83	(0.30)	–	(0.30)
2012	14.87	0.28	1.77	2.05	(0.03)	–	(0.03)
2011	15.23	0.03	(0.11)	(0.08)	(0.28)	–	(0.28)
SAM FLEXIBLE INCOME PORTFOLIO
Class 1 shares
2015	13.22	0.40	(0.56)	(0.16)	(0.47)	(0.32)	(0.79)
2014	13.72	0.49	0.33	0.82	(0.52)	(0.80)	(1.32)
2013	13.38	0.49	0.51	1.00	(0.48)	(0.18)	(0.66)
2012	12.42	0.48	0.83	1.31	(0.15)	(0.20)	(0.35)
2011	12.50	0.15	0.28	0.43	(0.49)	(0.02)	(0.51)
Class 2 shares
2015	13.12	0.37	(0.56)	(0.19)	(0.44)	(0.32)	(0.76)
2014	13.62	0.45	0.33	0.78	(0.48)	(0.80)	(1.28)
2013	13.29	0.46	0.50	0.96	(0.45)	(0.18)	(0.63)
2012	12.34	0.44	0.83	1.27	(0.12)	(0.20)	(0.32)
2011	12.42	0.12	0.28	0.40	(0.46)	(0.02)	(0.48)

See accompanying notes.

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Ratio of Expenses		Ratio of
Value, End	Total	Net Assets, End of	to Average Net		Net Investment Income to	Portfolio
of Period	Return(b)	Period (in thousands)	Assets		Average Net Assets	Turnover Rate

$17.22	(1.09)%	$193,966	0.23	%(c)	1.40%	29.1%
19.02	7.43	198,465	0.23	(c)	2.40	19.4
20.60	23.07	179,850	0.23	(c)	2.10	48.5
17.04	14.18	143,547	0.24	(c)	2.00	12.5
14.99	(0.45)	132,387	0.24	(c)	0.45	24.2

17.02	(1.34)	103,771	0.48	(c)	1.17	29.1
18.82	7.14	102,757	0.48	(c)	2.11	19.4
20.42	22.82	99,013	0.48	(c)	1.82	48.5
16.89	13.81	84,306	0.49	(c)	1.76	12.5
14.87	(0.63)	78,247	0.49	(c)	0.20	24.2

12.27	(1.31)	200,828	0.23	(c)	3.05	25.2
13.22	6.03	215,309	0.23	(c)	3.55	18.8
13.72	7.75	214,572	0.23	(c)	3.57	29.7
13.38	10.64	215,628	0.24	(c)	3.69	11.7
12.42	3.39	187,458	0.24	(c)	1.22	20.6

12.17	(1.55)	21,108	0.48	(c)	2.85	25.2
13.12	5.80	19,836	0.48	(c)	3.27	18.8
13.62	7.46	19,464	0.48	(c)	3.36	29.7
13.29	10.34	19,667	0.49	(c)	3.41	11.7
12.34	3.13	18,382	0.49	(c)	0.96	20.6

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
SAM STRATEGIC GROWTH PORTFOLIO
Class 1 shares
2015	$21.00	$0.29	($0.56)	($0.27)	($0.47)	($1.56)	($2.03)
2014	23.55	0.56	1.33	1.89	(0.38)	(4.06)	(4.44)
2013	18.74	0.40	4.70	5.10	(0.29)	–	(0.29)
2012	16.26	0.29	2.23	2.52	(0.04)	–	(0.04)
2011	16.82	0.04	(0.34)	(0.30)	(0.26)	–	(0.26)
Class 2 shares
2015	20.80	0.24	(0.55)	(0.31)	(0.43)	(1.56)	(1.99)
2014	23.38	0.49	1.32	1.81	(0.33)	(4.06)	(4.39)
2013	18.61	0.33	4.68	5.01	(0.24)	–	(0.24)
2012	16.15	0.24	2.22	2.46	–	–	–
2011	16.71	–	(0.34)	(0.34)	(0.22)	–	(0.22)
SHORT-TERM INCOME ACCOUNT
Class 1 shares
2015	2.59	0.04	(0.02)	0.02	(0.07)	–	(0.07)
2014	2.59	0.05	(0.01)	0.04	(0.04)	–	(0.04)
2013	2.61	0.04	(0.01)	0.03	(0.05)	–	(0.05)
2012	2.54	0.05	0.08	0.13	(0.06)	–	(0.06)
2011	2.51	0.06	(0.03)	0.03	–	–	–
Class 2 shares
2015	2.58	0.04	(0.02)	0.02	(0.07)	–	(0.07)
2014	2.59	0.04	(0.01)	0.03	(0.04)	–	(0.04)
2013	2.60	0.04	(0.01)	0.03	(0.04)	–	(0.04)
2012	2.53	0.04	0.08	0.12	(0.05)	–	(0.05)
2011	2.51	0.05	(0.03)	0.02	–	–	–

See accompanying notes.

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Ratio of Expenses		Ratio of
Value, End	Total	Net Assets, End of	to Average Net		Net Investment Income to	Portfolio
of Period	Return(b)	Period (in thousands)	Assets		Average Net Assets	Turnover Rate

$18.70	(1.62)%	$142,227	0.23	%(c)	1.45%	37.9%
21.00	8.68	138,863	0.23	(c)	2.50	20.4
23.55	27.40	121,049	0.23	(c)	1.89	62.5
18.74	15.52	90,348	0.24	(c)	1.61	13.9
16.26	(1.90)	83,738	0.24	(c)	0.25	23.3

18.50	(1.87)	95,775	0.48	(c)	1.19	37.9
20.80	8.35	96,446	0.48	(c)	2.21	20.4
23.38	27.09	87,689	0.48	(c)	1.57	62.5
18.61	15.23	71,997	0.49	(c)	1.36	13.9
16.15	(2.12)	64,907	0.49	(c)	(0.01)	23.3

2.54	0.71	160,833	0.49	(d)	1.63	57.0
2.59	1.73	267,674	0.49	(d)	1.74	54.3
2.59	1.14	256,561	0.48	(d)	1.65	54.7
2.61	5.00	262,427	0.49	(d)	1.95	59.1
2.54	1.37	228,351	0.49	(d)	2.35	55.1

2.53	0.59	1,485	0.74	(d)	1.39	57.0
2.58	1.02	913	0.74	(d)	1.49	54.3
2.59	1.25	838	0.73	(d)	1.40	54.7
2.60	4.67	1,269	0.74	(d)	1.72	59.1
2.53	0.95	1,516	0.74	(d)	2.11	55.1

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
		Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
		Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
SMALLCAP BLEND ACCOUNT
Class 1 shares
2015		$13.99	$0.05	($0.03)	$0.02	($0.01)	($0.45)	($0.46)
2014		13.79	0.02	0.64	0.66	(0.05)	(0.41)	(0.46)
2013		9.36	0.04	4.43	4.47	(0.04)	–	(0.04)
2012		8.16	0.07	1.13	1.20	–	–	–
2011		8.31	(0.01)	(0.11)	(0.12)	(0.03)	–	(0.03)
Class 2 shares
2015	(c)	14.49	0.02	(0.53)	(0.51)	(0.01)	(0.45)	(0.46)

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Net Assets, End of	Ratio of Expenses		Ratio of
Value, End	Total		Period (in	to Average Net		Net Investment Income to	Portfolio
of Period	Return(b)		thousands)	Assets		Average Net Assets	Turnover Rate

$13.55	(0.10)%		$205,344	0.83%		0.33%	63.3%
13.99	4.89		64,682	0.87		0.16	67.0
13.79	47.81		64,785	0.87		0.38	78.1
9.36	14.71		47,469	0.89		0.76	94.5
8.16	(1.47)		47,155	0.88		(0.09)	69.1

13.52	(3.76	) (d)	4,523	1.08	(e)	0.13 (e)	63.3	(e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Period from February 17, 2015 date operations commenced, through December 31, 2015
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.

See accompanying notes.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Principal Variable Contracts Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Balanced Account, Bond & Mortgage Securities Account, Bond Market Index Account, Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Income Account, Diversified International Account, Equity Income Account, Government & High Quality Bond Account, Income Account, International Emerging Markets Account, LargeCap Growth Account, LargeCap Growth Account I, LargeCap S&P 500 Index Account, LargeCap S&P 500 Managed Volatility Index Account, LargeCap Value Account, MidCap Account, Money Market Account, Multi-Asset Income Account, Principal Capital Appreciation Account, Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, Principal LifeTime 2060 Account, Principal LifeTime Strategic Income Account, Real Estate Securities Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Account and SmallCap Blend Account (37 of the portfolios constituting Principal Variable Contracts Funds, Inc. (collectively, the “Funds”)), as of December 31, 2015, and the related statements of operations for the period then ended and statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, agent banks, transfer agent of the affiliated funds, and brokers or by other appropriate auditing procedures where replies from brokers or agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above constituting portfolios within Principal Variable Contracts Funds, Inc. at December 31, 2015, the results their operations for the period then ended and the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 17, 2016

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015 (unaudited)

As a shareholder of Principal Variable Contracts Funds, Inc. you incur ongoing costs, including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Variable Contracts Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Income Account, Multi-Asset Income Account, Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, Principal LifeTime 2060 Account, Principal LifeTime Strategic Income Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, or SAM Strategic Growth Portfolio, your fund will indirectly bear its pro rata share of the expenses incurred by the investment companies in which the fund invests. These expenses are not included in the fund’s annualized expense ratio used to calculate the expenses paid in this example. If they were, the expenses paid would be higher. Expenses shown below and on the following pages do not account for fees, expenses and charges of any variable insurance contract or retirement plan. If these fees had been reflected, expenses would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each account’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the account’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Variable Contracts Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2015	Annualized
	July 1, 2015	December 31, 2015	to December 31, 2015(a)	Expense Ratio
Balanced Account Class 1
Actual	$1,000.00	$985.26	$3.30	0.66%
Hypothetical	1,000.00	1,021.88	3.36	0.66

Bond & Mortgage Securities Account Class 1
Actual	1,000.00	993.42	2.31	0.46
Hypothetical	1,000.00	1,022.89	2.35	0.46

Bond & Mortgage Securities Account Class 2
Actual	1,000.00	991.65	3.56	0.71
Hypothetical	1,000.00	1,021.63	3.62	0.71

Bond Market Index Account Class 1
Actual	1,000.00	1,004.21	1.31	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26

Diversified Balanced Account Class 2
Actual	1,000.00	992.60	1.51	0.30
Hypothetical	1,000.00	1,023.69	1.53	0.30

Diversified Balanced Managed Volatility Account Class 2
Actual	1,000.00	992.83	1.56	0.31
Hypothetical	1,000.00	1,023.64	1.58	0.31

Diversified Growth Account Class 2
Actual	1,000.00	988.86	1.50	0.30
Hypothetical	1,000.00	1,023.69	1.53	0.30

	SHAREHOLDER EXPENSE EXAMPLE
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
	December 31, 2015 (unaudited)

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2015	Annualized
	July 1, 2015	December 31, 2015	to December 31, 2015(a)	Expense Ratio

Diversified Growth Managed Volatility Account Class 2
Actual	$1,000.00	$989.77	$1.50	0.30%
Hypothetical	1,000.00	1,023.69	1.53	0.30

Diversified Income Account Class 2
Actual	1,000.00	996.63	1.56	0.31
Hypothetical	1,000.00	1,023.64	1.58	0.31

Diversified International Account Class 1
Actual	1,000.00	940.36	4.40	0.90
Hypothetical	1,000.00	1,020.67	4.58	0.90

Diversified International Account Class 2
Actual	1,000.00	939.19	5.62	1.15
Hypothetical	1,000.00	1,019.41	5.85	1.15

Equity Income Account Class 1
Actual	1,000.00	963.63	2.47	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50

Equity Income Account Class 2
Actual	1,000.00	962.24	3.71	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75

Government & High Quality Bond Account Class 1
Actual	1,000.00	1,003.13	2.57	0.51
Hypothetical	1,000.00	1,022.63	2.60	0.51

Government & High Quality Bond Account Class 2
Actual	1,000.00	1,002.84	3.84	0.76
Hypothetical	1,000.00	1,021.37	3.87	0.76

Income Account Class 1
Actual	1,000.00	986.48	2.55	0.51
Hypothetical	1,000.00	1,022.63	2.60	0.51

Income Account Class 2
Actual	1,000.00	985.27	3.80	0.76
Hypothetical	1,000.00	1,021.37	3.87	0.76

International Emerging Markets Account Class 1
Actual	1,000.00	831.83	6.05	1.31
Hypothetical	1,000.00	1,018.60	6.67	1.31

International Emerging Markets Account Class 2
Actual	1,000.00	831.08	7.20	1.56
Hypothetical	1,000.00	1,017.34	7.93	1.56

LargeCap Growth Account I Class 1
Actual	1,000.00	1,024.88	3.88	0.76
Hypothetical	1,000.00	1,021.37	3.87	0.76

LargeCap Growth Account I Class 2
Actual	1,000.00	1,023.78	5.15	1.01
Hypothetical	1,000.00	1,020.11	5.14	1.01

LargeCap Growth Account Class 1
Actual	1,000.00	990.64	3.46	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69

LargeCap Growth Account Class 2
Actual	1,000.00	989.60	4.71	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94

LargeCap S&P 500 Index Account Class 1
Actual	1,000.00	1,000.45	1.26	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25

	SHAREHOLDER EXPENSE EXAMPLE
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
	December 31, 2015 (unaudited)

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2015		Annualized
	July 1, 2015	December 31, 2015	to December 31, 2015(a)		Expense Ratio
LargeCap S&P 500 Index Account Class 2
Actual	$1,000.00	$999.08	$2.52		0.50%
Hypothetical	1,000.00	1,022.68	2.55		0.50

LargeCap S&P 500 Managed Volatility Index
Account Class 1
Actual	1,000.00	1,002.07	2.37		0.47
Hypothetical	1,000.00	1,022.84	2.40		0.47

LargeCap Value Account Class 1
Actual	1,000.00	989.35	3.06		0.61
Hypothetical	1,000.00	1,022.13	3.11		0.61

LargeCap Value Account Class 2
Actual	1,000.00	988.07	4.31		0.86
Hypothetical	1,000.00	1,020.87	4.38		0.86

MidCap Account Class 1
Actual	1,000.00	967.58	2.63		0.53
Hypothetical	1,000.00	1,022.53	2.70		0.53

MidCap Account Class 2
Actual	1,000.00	966.31	3.87		0.78
Hypothetical	1,000.00	1,021.27	3.97		0.78

Money Market Account Class 1
Actual	1,000.00	1,000.00	1.16		0.23
Hypothetical	1,000.00	1,024.05	1.17		0.23

Money Market Account Class 2
Actual	1,000.00	1,000.00	1.16		0.23
Hypothetical	1,000.00	1,024.05	1.17		0.23

Multi-Asset Income Account Class 1
Actual	1,000.00	972.00	0.34	(b)	0.08
Hypothetical	1,000.00	1,024.80	0.41		0.08

Multi-Asset Income Account Class 2
Actual	1,000.00	971.00	1.39	(b)	0.33
Hypothetical	1,000.00	1,023.54	1.68		0.33

Principal Capital Appreciation Account Class 1
Actual	1,000.00	994.14	3.22		0.64
Hypothetical	1,000.00	1,021.98	3.26		0.64

Principal Capital Appreciation Account Class 2
Actual	1,000.00	992.87	4.47		0.89
Hypothetical	1,000.00	1,020.72	4.53		0.89

Principal LifeTime 2010 Account Class 1
Actual	1,000.00	972.82	0.20		0.04
Hypothetical	1,000.00	1,025.00	0.20		0.04

Principal LifeTime 2020 Account Class 1
Actual	1,000.00	971.07	0.15		0.03
Hypothetical	1,000.00	1,025.05	0.15		0.03

Principal LifeTime 2020 Account Class 2
Actual	1,000.00	969.56	1.39		0.28
Hypothetical	1,000.00	1,023.79	1.43		0.28

Principal LifeTime 2030 Account Class 1
Actual	1,000.00	967.51	0.20		0.04
Hypothetical	1,000.00	1,025.00	0.20		0.04

Principal LifeTime 2030 Account Class 2
Actual	1,000.00	965.87	1.44		0.29
Hypothetical	1,000.00	1,023.74	1.48		0.29

	SHAREHOLDER EXPENSE EXAMPLE
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
	December 31, 2015 (unaudited)

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2015	Annualized
	July 1, 2015	December 31, 2015	to December 31, 2015(a)	Expense Ratio
Principal LifeTime 2040 Account Class 1
Actual	$1,000.00	$965.54	$0.20	0.04%
Hypothetical	1,000.00	1,025.00	0.20	0.04

Principal LifeTime 2040 Account Class 2
Actual	1,000.00	964.80	1.44	0.29
Hypothetical	1,000.00	1,023.74	1.48	0.29

Principal LifeTime 2050 Account Class 1
Actual	1,000.00	964.49	0.25	0.05
Hypothetical	1,000.00	1,024.95	0.26	0.05

Principal LifeTime 2050 Account Class 2
Actual	1,000.00	963.78	1.48	0.30
Hypothetical	1,000.00	1,023.69	1.53	0.30

Principal LifeTime 2060 Account Class 1
Actual	1,000.00	964.03	0.64	0.13
Hypothetical	1,000.00	1,024.55	0.66	0.13

Principal LifeTime Strategic Income Account Class 1
Actual	1,000.00	980.29	0.25	0.05
Hypothetical	1,000.00	1,024.95	0.26	0.05

Real Estate Securities Account Class 1
Actual	1,000.00	1,102.28	4.72	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89

Real Estate Securities Account Class 2
Actual	1,000.00	1,101.36	6.04	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14

SAM Balanced Portfolio Class 1
Actual	1,000.00	975.35	1.15	0.23
Hypothetical	1,000.00	1,024.05	1.17	0.23

SAM Balanced Portfolio Class 2
Actual	1,000.00	973.71	2.39	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48

SAM Conservative Balanced Portfolio Class 1
Actual	1,000.00	978.18	1.15	0.23
Hypothetical	1,000.00	1,024.05	1.17	0.23

SAM Conservative Balanced Portfolio Class 2
Actual	1,000.00	978.13	2.39	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48

SAM Conservative Growth Portfolio Class 1
Actual	1,000.00	969.69	1.14	0.23
Hypothetical	1,000.00	1,024.05	1.17	0.23

SAM Conservative Growth Portfolio Class 2
Actual	1,000.00	968.04	2.38	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48

SAM Flexible Income Portfolio Class 1
Actual	1,000.00	978.03	1.15	0.23
Hypothetical	1,000.00	1,024.05	1.17	0.23

SAM Flexible Income Portfolio Class 2
Actual	1,000.00	977.10	2.39	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48

SAM Strategic Growth Portfolio Class 1
Actual	1,000.00	963.59	1.14	0.23
Hypothetical	1,000.00	1,024.05	1.17	0.23

SAM Strategic Growth Portfolio Class 2
Actual	1,000.00	962.32	2.37	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48

	SHAREHOLDER EXPENSE EXAMPLE
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
	December 31, 2015 (unaudited)

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2015	Annualized
	July 1, 2015	December 31, 2015	to December 31, 2015(a)	Expense Ratio

Short-Term Income Account Class 1
Actual	$1,000.00	$999.39	$2.52	0.50%
Hypothetical	1,000.00	1,022.68	2.55	0.50

Short-Term Income Account Class 2
Actual	1,000.00	998.15	3.78	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75

SmallCap Blend Account Class 1
Actual	1,000.00	920.69	4.07	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84

SmallCap Blend Account Class 2
Actual	1,000.00	919.29	5.27	1.09
Hypothetical	1,000.00	1,019.71	5.55	1.09

(a) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period (July 28, 2015 to December 31, 2015), multiplied by 156/365 (to reflect the period since inception).

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Funds, Inc. which is also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term or until reaching age 72. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

		Number of	Other
Name,		Portfolios in Fund	Directorships
Position Held with the Fund,	Principal Occupation(s)	Complex Overseen by	Held by Director
Year of Birth	During past 5 years	Director	During Past 5 Years
Elizabeth Ballantine	Principal, EBA Associates	120	Durango Herald, Inc;
Director since 2004			McClatchy
Member, Nominating and Governance			Newspapers, Inc.
Committee
1948

Leroy T. Barnes, Jr.	Retired.	120	McClatchy
Director since March 2012			Newspapers, Inc.;
Member, Audit Committee			Herbalife Ltd.; Frontier
1951			Communications, Inc.

Craig Damos	President, The Damos	120	Hardin Construction
Director since 2008	Company. Formerly, CEO, The		Company
Member, Audit Committee	Weitz Company
Member, 15(c) Committee
1954

Elizabeth A. Nickels	Formerly, Executive Director,	120	Charlotte Russe; Follet
Director since September 2015	Herman Miller Foundation;		Corporation; Herman
1962	Formerly President, Herman		Miller, Inc.; PetSmart;
	Miller Healthcare		SpartanNash; Spectrum
Health Systems

Mark A. Grimmett	Executive Vice President and	120	None
Director since 2004	CFO, Merle Norman Cosmetics,
Member, Nominating and Governance	Inc.
Committee
Member, 15(c) Committee
Member, Executive Committee
1960

Fritz S. Hirsch	CEO, MAM USA	120	Focus Products Group
Director since 2005	Formerly, President, Sassy, Inc.
Member, Operations Committee
Member, 15(c) Committee
1951

Tao Huang	Formerly, Chief Operating	120	Armstrong World
Director since March 2012	Officer, Morningstar, Inc.		Industries, Inc.
Member, Operations Committee
Member, 15(c) Committee
1962

Karen (“Karrie”) McMillan	Managing Director, Patomak	120	None
Director since 2014	Global Partners, LLC.
Member, Operations Committee	Formerly, General Counsel,
1961	Investment Company Institute

		Number of	Other
Name,		Portfolios in Fund	Directorships
Position Held with the Fund,	Principal Occupation(s)	Complex Overseen by	Held by Director
Year of Birth	During past 5 years	Director	During Past 5 Years
Daniel Pavelich	Retired.	120	None
Director since 2007
Member, Audit Committee
1944

The following directors are considered to be “interested persons” as defined in the 1940 Act, as amended, because of an affiliation with the Manager and Principal Life.

Number of
		Portfolios in Fund	Other
Name,		Complex	Directorships
Position Held with the Fund,	Principal Occupation(s)	Overseen by	Held by Director
Year of Birth	During past 5 years	Director	During Past 5 Years
Michael J. Beer	Executive Vice President, Principal	120	None
Director since 2012	Funds Distributor, Inc. (“PFD”)
President, Chief Executive Officer	Vice President/Mutual Funds and
Member, Executive Committee	Broker Dealer, Principal Life
1961	Insurance Company (“PLIC”)
Director, Principal Management
Corporation, (the “Manager”)
President & Chief Executive Officer,
the Manager since 2015
Executive Vice President/ Chief
Operating Officer, the Manager
(2008-2015)
Director, Princor
President, Princor (2005-2015)
Director, Principal Shareholder
Services (“PSS”) since 2011
President, PSS since 2011

Nora M. Everett	Director, Edge Asset Management,	120	None
Director since 2008	Inc. (“Edge”) (2008-2011)
Chairman	Director, Finisterre Capital LLP since
Member, Executive Committee	2011
1959	Director, Origin Asset Management
LLP since 2011
Chairman, Principal Financial
Advisors, Inc. (“PFA”) since 2010
Chairman, PFD since 2011
Senior Vice President/Retirement and
Investor Services, PLIC (2008-2015)
President/Retirement and Investor
Services, PLIC since 2015
Chairman, the Manager since 2011
President, the Manager (2008-2015)
Chairman, Princor since 2011
Chief Executive Officer, Princor
(2009-2015)
Chairman, PSS since 2011

Correspondence intended for each Director who is other than an Interested Director may be sent to 711 High Street, Des Moines, IA

50392.

The following table presents officers of the Funds.

Name, Position Held with the Fund, Address, and Year of Birth

Randy L. Bergstrom Assistant Tax Counsel

711 High Street, Des Moines, IA 50392

1955

Jennifer A. Block

Assistant Counsel and AssistantSecretary

711 High Street, Des Moines, IA 50392

1973

Tracy Bollin Chief Financial Officer

711 High Street, Des Moines, IA 50392

1970

Principal Occupation(s) During past 5 years

Counsel, Principal Global Investors, LLC (“PGI”)

Counsel, PLIC

Counsel, PFD (2009-2013)

Counsel, PLIC

Counsel, the Manager (2009-2013, 2014 - present)

Counsel, Princor (2009-2013) Counsel, PSS (2009-2013)

Chief Financial Officer, PFA since 2010 Assistant Controller, PFD (2007-2010), Chief Financial Officer, PFD since 2010 Chief Financial Officer, the Manager since 2010

Financial Controller, the Manager (2008-2010) Assistant Controller, Princor (2009-2010) Chief Financial Officer, Princor since 2010

Financial Controller, Princor (2008-2009) Assistant Controller, PSS (2007-2010) Chief Financial Officer, PSS since 2010

David J. Brown Chief Compliance Officer 711 High Street, Des Moines, IA 50392 1960	Senior Vice President, PFD Vice President/Compliance, PLIC Senior Vice President, the Manager Senior Vice President, Princor Senior Vice President, PSS

Teresa M. Button Treasurer 711 High Street, Des Moines, IA 50392 1963

Vice President/Treasurer, Edge since 2011 Vice President/Treasurer, PFA since 2011

Vice President/Treasurer, PFD since 2011 Vice President/Treasurer, PGI since 2011 Vice President/Treasurer, PLIC since 2011

Vice President/Treasurer, the Manager since 2011 Vice President/Treasurer, Post since 2011 Vice President/Treasurer, Principal-REI since 2011

Vice President/Treasurer, Princor since 2011 Vice President/Treasurer, PSS since 2011 Treasurer, Spectrum since 2011

Carolyn F. Kolks Assistant Tax Counsel

711 High Street, Des Moines, IA 50392

1962

Layne A. Rasmussen Vice President and Controller

711 High Street, Des Moines, IA 50392

1958

Greg Reymann

Assistant Counsel

711 High Street, Des Moines, IA 50392

1958

Counsel, PGI Counsel, PLIC

Vice President/Controller – Principal Funds, the Manager

Assistant General Counsel, PLIC since 2014, VP, Chief Compliance Officer and Chief Risk Officer, Transamerica Asset

Management, Inc. (“TAM”) (2010-2012), Assistant General Counsel, Transamerica Asset Management Group (2013-2014)

Vice President/CFTC Principal, TAM (2013-2014)

Teri R. Root Deputy Chief Compliance Officer 711 High Street, Des Moines, IA 50392 1979	Director – PMC Compliance, the Manager since 2015 Vice President and Chief Compliance Officer, the Manager since 2015 Compliance Officer, the Manager (2010-2013) Vice President, PSS since 2015

Name, Position Held with the Fund, Address, and Year of Birth

Britney L. Schnathorst

Assistant Counsel

711 High Street, Des Moines, IA 50392

1981

Adam U. Shaikh Assistant Counsel

711 High Street, Des Moines, IA 50392

1972

Principal Occupation(s) During past 5 years

Counsel, PLIC since 2013

Prior thereto, Attorney in Private Practice

Counsel, PFD (2006-2013) Counsel, PLIC

Counsel, the Manager (2007-2013, 2014 - present)

Counsel, Princor (2007-2013) Counsel, PSS (2007-2013)

Dan Westholm Assistant Treasurer 711 High Street, Des Moines, IA 50392 1966

Assistant Vice President/Treasury, PFA since 2013 Director – Treasury, PFA (2011-2013), Assistant Vice President/Treasury, PFD since 2013

Director – Treasury, PFD (2011-2013) Assistant Vice President/Treasury, PLIC Assistant Vice President/Treasury, the Manager

Assistant Vice President/Treasury, Princor since 2013 Director – Treasury, Princor (2008-2009, 2011-2013) Assistant Vice President/Treasury, PSS

Beth Wilson Vice President and Secretary 711 High Street, Des Moines, IA 50392 1956 Clint Woods Counsel 711 High Street, Des Moines, IA 50392 1961

Vice President, the Manager (2007-2013)

Vice President, Princor (2007-2009)

Associate General Counsel, AEGON USA Investment Management, LLC (2003 - 2012)

Assistant General Counsel, Assistant Corporate Secretary, Governance Officer, PLIC since 2013

The 15(c) Committee assists the Board in performing the annual review of the Fund’s advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act.

The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.

The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the Fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes.

The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.

Additional information about the Fund is available in the Prospectuses dated May 1, 2015, and the Statement of Additional Information dated May 1, 2015. These documents may be obtained free of charge by writing or telephoning Principal Funds Distributor, Inc., P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-222-5852.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning Principal Funds Distributor, Inc., at 1-800-222-5852, or at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of March 31 and September 30 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Variable Contracts Funds, Inc. (“PVC”) approved (1) the renewal of the Management Agreement and various subadvisory agreements for all Funds; and (2) an amended and restated subadvisory agreement with Principal Global Investors, LLC (“PGI”) and an amended and restated management agreement with Principal Management Corporation (the “Manager”) related to the addition of the Multi-Asset Income Account.

Annual Review and Renewal of Management Agreement and Subadvisory Agreements

At its September 16, 2015 meeting, the Board performed its annual review and renewal process relating to the Management Agreement and the Subadvisory Agreements for all Funds.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreements and who are not “interested persons” of PVC, as defined in the 1940 Act (the “Independent Directors”), annually to review and to consider the continuation of: (1) the Management Agreement between the Manager and PVC, on behalf of each of the thirty-six (36) series of PVC (each series is referred to as a “Fund”); and (2) the Subadvisory Agreements between the Manager and each of Brown Advisory, LLC; Columbus Circle Investors (“CCI”); Edge Asset Management, Inc. (“Edge”); Mellon Capital Management Corporation; Principal Global Investors, LLC (“PGI”); Principal Real Estate Investors, LLC (“Principal-REI”); Spectrum Asset Management Inc. (“Spectrum”) and T. Rowe Price Associates, Inc. (collectively, the “Subadvisors”). The Management Agreement and the Subadvisory Agreements are collectively referred to as the “Advisory Agreements.”

The Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the continuation of the Advisory Agreements. In evaluating the Advisory Agreements, the Board, including the Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including, among other information, information regarding performance, advisory fees, total expenses, profitability from the Advisory Agreements to the Manager and information about economies of scale. The Board reviewed the materials provided and concluded that it was provided all information reasonably necessary to evaluate the Advisory Agreements.

Nature, Extent and Quality of Services

The Board considered the nature, quality and extent of the services provided under the Management Agreement, including administrative services. The Board considered the experience and skills of senior management leading Fund operations, the experience and skills of the personnel performing the functions under the Management Agreement and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel and the organizational depth and stability of the Manager. The Board concluded that appropriate resources were provided under the Management Agreement. The Board also considered that, during the periods reviewed, other than for the “Core” portions of the Funds implementing the “Core Satellite” structure and the asset allocation funds, the Manager had delegated day-to-day portfolio management responsibility to the Subadvisers. The Board noted that the Manager’s process emphasizes the selection of Principal-affiliated subadvisers that are determined to be qualified under the Manager’s due diligence process, but that the Manager will select an unaffiliated subadviser to manage all of a portion of a Fund’s portfolio when deemed necessary or appropriate based on a consideration of the Fund’s investment mandate and available expertise and resources within the Principal organization. With respect to Funds with unaffiliated Subadvisers, the Board considered the due diligence process developed by the Manager for purposes of selecting a highly qualified unaffiliated subadviser for a Fund and for monitoring and replacing unaffiliated Subadvisers. The Board concluded that this due diligence process was working well. The Board also considered the compliance program established by the Manager and the level of compliance attained by the Funds. The Board noted that they had previously reviewed the annual best execution and soft dollar reports and included those findings in their consideration of the renewal of the Advisory Agreements. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Manager to the Funds under each Management Agreement were satisfactory.

The Board considered the nature, quality and extent of services provided under each Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadviser, investment approach of the Subadviser, the experience and skills of investment personnel responsible for the day-to-day management of each Fund, and the resources made available to such personnel. The Board also considered the Subadvisers’ compliance with investment policies and general legal compliance. In addition, the Board considered the analysis provided under the Manager’s due diligence program, which resulted in the Manager recommending that each Subadvisory Agreement be continued. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Subadvisers to the Funds under the Subadvisory Agreements are satisfactory.

Investment Performance

The Board reviewed each Fund’s investment performance over longer-term periods, reviewing both the investment return during the three-year period ended May 31, 2015 and the blended investment return (50%/50%) of the three- and five-year periods ended May 31, 2015, and compared those returns to various agreed-upon performance measures, including peer-group data based upon a broad-based, industry category determined by Morningstar. For Funds or Subadvisers that did not have a three-year or five-year performance history, the Board reviewed performance for a one-year or three-year period, respectively, noting that certain Funds had commenced operations recently and, accordingly, no performance information was considered. The Board also considered whether investment results were consistent with a Fund’s investment objective(s) and policies. For most Funds, the Board concluded that the Fund’s investment returns met acceptable levels of investment performance. There were certain Funds, and certain Subadvisers for multi-manager Funds, that had not attained during the relevant period a level of investment performance considered satisfactory by the Board. For such Funds, the Board also considered other factors, such as the longer-term performance of each such Fund. The Board considered the Manager’s due diligence process for evaluating performance applied to all Funds and all Subadvisers, from which they received regular reporting, and, for unaffiliated Subadvisers, concluded that the Manager has in place an effective due diligence process to monitor investment performance, to encourage remedial action and to make changes in the Subadvisers at the appropriate time, if necessary.

Investment Management Fees

The Board considered each Fund’s management fee. The Board received information, based on data supplied by Lipper, comparing each Fund’s (1) contractual management fee at current asset levels and at theoretical asset levels, (2) actual (after any fee waivers) management fee at average fiscal-year asset levels, (3) actual non-management fees at average fiscal-year asset levels, and (4) actual total expense ratio (including, as applicable, acquired fund fees and expenses) at average fiscal-year asset levels for Class 1 shares where available, to advisory fees and expense ratios of mutual funds in a peer group selected by Lipper (“Expense Group”) and a broad-based, industry category defined by Lipper (“Expense Universe”). For Funds that did not offer Class 1 shares, the information provided was based upon Class 2 shares.

In evaluating the management fees, the Board considered a variety of factors, including the amount of the fees, breakpoints, comparison to fees of peer group funds as well as other funds managed by the Manager, subadvisory fees paid, services provided, investment performance, total net expense ratios, profitability and expense caps and fee waivers. For most Funds, actual management fees were within the third quartile or better when compared to their Expense Group. For some Funds, although actual management fees were higher than the third quartile, total net expense ratios were within the third quartile or better.

For each of the SAM Portfolios, the Board considered information from management about the Manager’s unique strategic and tactical asset allocation processes employed in the management of the Fund and determined that the strategy and processes justified management fees higher than those paid by the funds in the Fund’s Expense Group. For each of the SAM Portfolios, with the exception of the SAM Strategic Growth Portfolio, which is described in further detail below, the Board concluded that the Fund met performance expectations. For each of the SAM Portfolios, the Board concluded that the total expense ratio (including the expenses of the underlying funds), with the continuation of the expense caps suggested by management, was within an acceptable range.

The Board also considered that the Manager contractually agreed to continue to waive a portion of its management fee for one Fund that implemented the “Core Satellite” structure.

With specific regard to the LargeCap S&P 500 Managed Volatility Index Account, although the contractual management fee, the actual management fee and the total net expense ratio of Class 1 shares are higher than third quartile (99%, 99% and 99%, respectively) for the Expense Group, the Board concluded that the Management Agreement should be renewed, based upon all relevant factors, including that the other funds in the Expense Group did not include the additional feature of a volatility mitigation strategy and that the Fund’s performance is in the second quartile for the one-year period ended May 31, 2015.

With specific regard to the SAM Strategic Growth Portfolio, although the Fund underperformed its Morningstar peer group ranking in the third quartile for the three-year period ended May 31, 2015 (73%) and the fourth quartile for the blended three- and five-year period ended May 31, 2015 (76%), the Board noted that the same unique processes were employed for all the SAM Portfolios, which over the range of portfolios over an extended period had provided superior results, and that any particular Fund may compare less favorably as to a particular group of peer funds at a point in time, in this particular case because of a higher weighting in foreign securities than the funds in the peer group. Based upon all relevant factors, including the Board’s view that these processes provide value to Fund shareholders over the long term, the Board concluded that the Management Agreement should be renewed.

Considering all factors it deemed relevant, the Board concluded that the management fee schedule for each Fund was reasonable and appropriate in light of the nature, quality and extent of the services provided by the Manager and other relevant factors.

Profitability

The Board reviewed detailed information regarding revenues the Manager receives under the Management Agreement, as well as the estimated direct and indirect costs the Manager incurs in providing to each Fund the services described in the applicable Advisory Agreements, for the year ended December 31, 2014. The Board also considered the returns on revenue generated in connection with the payment of subadvisory fees to affiliated Subadvisors (PGI, Principal-REI, Edge, CCI, and Spectrum). The Board concluded that the management fee for each Fund was reasonable, taking into account the profitability percentages the Manager provided.

Economies of Scale

The Board considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale through breakpoints in fees. The Board then reviewed the levels at which breakpoints occur and the amount of the reductions. The Board considered whether the effective management fee rate for each Fund under the Management Agreement is reasonable in relation to the asset size of such Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale.

The Board noted that the management fees for the LargeCap S&P 500 Index Account, the LargeCap S&P 500 Managed Volatility Index Account, the Bond Market Index Account, the Diversified Balanced Account, the Diversified Balanced Managed Volatility Account, the Diversified Growth Account, the Diversified Growth Managed Volatility Account, the Diversified Income Account, and the LifeTime Funds do not include breakpoints. Although their management fee schedules do not include breakpoints, the Board noted that each of these Funds, other than the LargeCap S&P 500 Managed Volatility Index Account, has a relatively low basis point fee (25 basis points or less) on all Fund assets. The Board determined that no breakpoints are necessary, at this time, for the LargeCap S&P 500 Managed Volatility Index Account due to its current size.

Subadvisory Fees, Economies of Scale and Profitability

For each Fund the Board considered the subadvisory fees, noting that the Manager compensates each Subadviser from its own management fee, so that shareholders pay only the management fee. The Board also received industry data supplied by Lipper. The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Fund and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees. In addition, in evaluating the subadvisory fees and the factor of profitability, with respect to unaffiliated Subadvisers, the Board considered that the subadvisory fee rate was negotiated at arm’s-length between the Manager and each Subadviser. The Board considered the profitability of the affiliated Subadvisers in conjunction with its review of the profitability of the Manager.

Other Benefits to the Manager and Subadvisers

The Board also considered the character and amount of other incidental benefits received by the Manager and its affiliates and each Subadviser from their relationships with the Funds. The Board also considered as a part of this analysis each Subadvisor’s soft dollar practices and brokerage practices. The Board concluded that management and subadvisory fees for each Fund were reasonable in light of these benefits.

Overall Conclusions

Based upon all of the information it considered and the conclusions it reached, the Board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement, with the actions proposed by the Manager, is in the best interests of each Fund.

Management Agreement and Subadvisory Agreement for Multi-Asset Income Account

On March 10, 2015, the Board met to consider, on behalf of the newly established Multi-Asset Income Account (the “Fund”), the approval of: (1) a management agreement (the “Management Agreement”) between PVC, for the Fund, and the Manager; and (2) a subadvisory agreement (the “Subadvisory Agreement”) between the Manager and PGI (the “Subadviser”). (The Management Agreement and the Subadvisory Agreement are together referred to as the “Advisory Agreements.”)

Based upon its review, the Board concluded that it was in the best interests of the Fund to approve the Advisory Agreements. In reaching this conclusion, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors.

With respect to the Management Agreement, the Board considered, among other factors, that the Manager has a long-term relationship with PVC funds and has demonstrated a commitment to support the PVC funds. The Board concluded that a long-term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Board considered various factors, including the following, and made certain findings and conclusions with regard thereto, in approving the Advisory Agreements.

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of services to be provided under the Management Agreement, including administrative services. The Board noted that, in connection with the 2014 annual renewal of the management agreements for the other PVC funds and the funds of Principal Fund, Inc. (“PFI”) (collectively, the “Principal Funds”), the Board had: (1) reviewed the services provided by the Manager to the other Principal Funds under the management agreements; (2) considered the experience and skills of senior management leading fund operations, the experience and skills of the personnel performing the functions under the management agreements and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager and concluded that appropriate resources were provided under the management agreements for the Principal Funds; (3) considered the program developed by the Manager for recommending, monitoring and replacing subadvisers for the Principal Funds and concluded that this due diligence process was working well; and (4) considered the compliance program established by the Manager for the Principal Funds and the level of compliance attained by the Principal Funds. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Manager to the Fund under the Management Agreement are expected to be satisfactory.

The Board considered the nature, quality and extent of services to be provided under the Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadviser, investment approach of the Subadviser, the experience and skills of the Subadviser’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. The Board noted that the Subadviser currently provides subadvisory services for other Principal Funds, including certain underlying PFI funds in which the Fund will invest its assets, and that the Board had reviewed and had approved for renewal those subadvisory agreements at its September 2014 Board meeting. In addition, the Board considered the Manager’s program for recommending, monitoring and replacing subadvisers and that the Manager recommended the Subadviser based upon that program. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Subadviser to the Fund under the Subadvisory Agreement are expected to be satisfactory.

Investment Performance

As the Fund is a newly created series, the Board did not review performance of the Fund since no track record was available. The Fund is a fund-of-funds, so the Board reviewed back-tested one-year, three-year, five-year and since-inception (May 1, 2004) performance returns as of December 31, 2014 of the proposed strategy for the Fund, assuming that the Fund was invested in the underlying PFI funds that were selected at the time of the Board meeting for investment and using the neutral fund allocation model.

The Board reviewed these back-tested performance returns as compared to a relevant benchmark index and to a relevant Morningstar category. The historical performance of the underlying PFI funds used as part of the back-tested performance were as follows:

  historical one-year and since-inception (December 28, 2012) performance as of December 31, 2014 of PFI Global Opportunities Fund;
  historical one-year, three-year, five-year and since-inception (October 1, 2007) performance as of December 31, 2014 of PFI Global Real Estate Fund;
  historical one-year, three-year, five-year and since-inception (October 1, 2009) performance as of December 31, 2014 of Principal Real Estate Investors, LLC’s Yield Oriented Total Return strategy (the same strategy used by PFI Real Estate Debt Income Fund, which began operations on December 31, 2014);
  historical one-year, three-year, five-year and ten-year performance as of December 31, 2014 of PFI Preferred Securities Fund;
  historical one-year, three-year, five-year and ten-year performance as of December 31, 2014 of PFI High Yield Fund; and
  historical one-year, three-year, five-year and since-inception (December 15, 2008) performance as of December 31, 2014 of PFI Global Diversified Income Fund.

The Board reviewed the performance of each of the underlying PFI funds (or, in one case, a composite with an investment strategy similar to the portfolio strategy of the underlying PFI fund), as compared to the performance of a relevant benchmark and a relevant Morningstar category for each fund.

The Board concluded, based on the information provided, that the Subadviser is well qualified to manage the Account.

Fees, Economies of Scale and Profitability.

The Board considered the Fund’s proposed management and subadvisory fees. With respect to the proposed management fee, the Board considered the fees proposed to be paid to the Subadviser. The Board also received information from the Manager, based on data supplied by Lipper Inc., comparing the proposed management fee to advisory fees of funds in the same peer group. The Board also considered whether there are economies of scale with respect to the services to be provided to the Fund under the Management Agreement. The Board concluded that, although the proposed management fee schedule does not include breakpoints, the Manager’s fee schedule is appropriate at currently anticipated asset levels.

With respect to the subadvisory fees proposed to be paid to the Subadviser, the Board noted that the Manager compensates the Subadviser from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the subadvisory services to be provided under the Subadvisory Agreement. The Board concluded that, although the proposed subadvisory fee schedule does not include breakpoints, the Subadviser’s fee schedule is appropriate at currently anticipated asset levels. The Board considered the Subadviser’s representation that it does not offer other clients a lower fee for comparable services and the Manager’s statement that it found the Subadviser’s proposed fee to be competitive.

The Board noted that the Fund, as a fund-of-funds that will invest its assets in underlying PFI funds managed by the Manager and subadvisers affiliated with the Manager (including the Subadviser), will indirectly bear its portion of the management and subadvisory fees paid by such underlying PFI funds. The Board noted that the Board had reviewed and had approved for renewal the management and subadvisory agreements of five of the six underlying PFI funds, and that the Board had reviewed and approved the management and subadvisory agreements of the other underlying PFI fund, at its September 2014 Board meeting.

In addition, in evaluating the management and subadvisory fees, the Board considered the estimated profitability of the Fund to the Manager. The Board reviewed the anticipated expense ratio of each class of the Fund and considered that the Manager proposed to cap the total expense ratios for the classes (excluding acquired fund fees and expenses) at certain levels through April 30, 2017. On the basis of the information provided, the Board concluded that the proposed management and subadvisory fees were reasonable.

Other Benefits

The Board also considered the character and amount of other incidental benefits to be received by the Manager and Subadviser. The Board noted that the Subadviser will not use soft dollars given the Fund’s fund-of-funds structure. The Board concluded that, on the basis of the information provided, the proposed management and subadvisory fees were reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Advisory Agreement are fair and reasonable and that approval of each of the Advisory Agreements is in the best interests of the Fund.

FEDERAL INCOME TAX INFORMATION
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015 (unaudited)

Long-Term Capital Gain Dividends. Certain Accounts distributed long-term capital gain dividends during the fiscal year ended December 31, 2015. Details of designated long-term capital gain dividends for federal income tax purposes are shown in the notes to financial statements.

Unrecaptured Section 1250 Gain Distribution. Principal Variable Contracts Funds, Inc. – Real Estate Securities Account distributed Unrecaptured Section 1250 gains, in addition to long-term capital gains, in 2015. Unrecaptured Section 1250 gains are gains from the sale of depreciable property that are subject to a maximum tax rate of 25%.

Dividends Received Deduction. For corporate shareholders, the percentages of ordinary income distributions (dividend income and short-term gains, if any) for the year ended December 31, 2015, that qualify for the Dividends Received Deduction are as follows:

	Deductible		Deductible
	Percentage		Percentage
Balanced Account	43.12%	Principal LifeTime 2010 Account	20.42%
Diversified Balanced Account	48.65%	Principal LifeTime 2020 Account	20.47%
Diversified Balanced Managed Volatility Account	30.01%	Principal LifeTime 2030 Account	23.33%
Diversified Growth Account	58.74%	Principal LifeTime 2040 Account	26.89%
Diversified Growth Managed Volatility Account	31.60%	Principal LifeTime 2050 Account	22.12%
Diversified Income Account	39.76%	Principal LifeTime 2060 Account	28.26%
Equity Income Account	76.17%	Principal LifeTime Strategic Income Account	13.69%
International Emerging Markets Account	0.14%	SAM Balanced Portfolio	24.37%
LargeCap Growth Account	100.00%	SAM Conservative Balanced Portfolio	15.32%
LargeCap Growth Account I	61.74%	SAM Conservative Growth Portfolio	36.95%
LargeCap S&P 500 Index Account	98.02%	SAM Flexible Income Portfolio	11.09%
LargeCap S&P 500 Managed Volatility Index Account	36.60%	SAM Strategic Growth Portfolio	46.37%
LargeCap Value Account	38.96%	SmallCap Blend Account	98.07%
MidCap Account	100.00%
Principal Capital Appreciation Account	100.00%

Foreign Taxes Paid. The following Accounts elect under the Internal Revenue Code Section 853 to pass through foreign taxes paid to their shareholders. The information below summarizes the portion of ordinary income dividends that was derived from foreign sources and the total amount of foreign taxes passed through to shareholders on a per share basis for the year ended December 31, 2015, are as follows:

	Foreign Taxes	Foreign
	Per Share	Source Income
Diversified Balanced Account	$0.0022	10.82%
Diversified Balanced Managed Volatility Account	$0.0018	17.29%
Diversified Growth Account	$0.0035	15.75%
Diversified Growth Managed Volatility Account	$0.0027	27.04%
Diversified Income Account	$0.0011	7.02%
Diversified International Account	$0.0643	100.00%
International Emerging Markets Account	$0.0696	99.89%
Principal LifeTime 2010 Account	$0.0035	9.27%
Principal LifeTime 2020 Account	$0.0050	10.00%
Principal LifeTime 2030 Account	$0.0060	16.16%
Principal LifeTime 2040 Account	$0.0080	21.26%
Principal LifeTime 2050 Account	$0.0087	16.77%
Principal LifeTime 2060 Account	$0.0091	27.06%
Principal LifeTime Strategic Income Account	$0.0016	4.30%
SAM Balanced Portfolio	$0.0049	8.70%
SAM Conservative Balanced Portfolio	$0.0026	5.15%
SAM Conservative Growth Portfolio	$0.0063	14.88%
SAM Flexible Income Portfolio	$0.0015	1.62%
SAM Strategic Growth Portfolio	$0.0122	22.45%

FEDERAL INCOME TAX INFORMATION
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015 (unaudited)

The following information is being provided to you, prompted by the acquisitions of the following Accounts effective April 17, 2015:

Acquired Fund                     Acquiring Fund
LargeCap Blend Account II       Principal Capital Appreciation Account
SmallCap Growth Account II    SmallCap Blend Account
SmallCap Value Account I       SmallCap Blend Account

Long-Term Capital Gain Dividends. Certain Accounts distributed long-term capital gain dividends during the tax year ended April 17, 2015.

The Accounts designate these distributions as long-term capital gain dividends per IRC Sec. 852(b)(3)(C) in the 20-percent group (which may be taxed at a 20-percent rate, a 15-percent rate or a 0-percent rate, depending on the shareholder’s taxable income).

Long-Term
Capital Gain
LargeCap Blend Account II	$32,069,632
SmallCap Growth Account II	$13,693,744
SmallCap Value Account I	$29,141,380

Dividends Received Deduction. For corporate shareholders, the percentages of ordinary income distributions (dividend income and short-term gains, if any) for the tax year ended April 17, 2015, that qualify for the Dividends Received Deduction are as follows:

Deductible
Percentage
LargeCap Blend Account II	58.30%
SmallCap Growth Account II	13.77%
SmallCap Value Account I	39.33%

Reallocation of Capital Redesignation. A portion of the ordinary income and/or long-term capital gains dividends paid by certain Accounts have been redesignated as non-taxable return of capital (ROC). The non-taxable return of capital for each class listed in the table below reduces your cost basis. The adjustment to your cost basis will impact your gain or loss calculation when you sell your shares of the Accounts below.

		Ordinary Income	Long-Term Capital Gain
		Per Share ROC	Per Share ROC Basis
Class of Common Shares	CUSIP	Basis Adjustments	Adjustments
LargeCap Blend Account II, Class 1	742969686	$0.0035	$0.0258
LargeCap Blend Account II, Class 2	742969546	$0.0031	$0.0258
SmallCap Value Account I, Class 1	742969785	$0.0106	$0.0538
SmallCap Value Account I, Class 2	742969488	$0.0105	$0.0538

Please consult your tax advisor if you have any questions.

Intentionally Left Blank

Intentionally Left Blank

This report must be preceded or accompanied by a current prospectus for the Principal Variable Contracts Funds, Inc.

principalfunds.com

Principal Funds are distributed by Principal Funds Distributor, Inc.

MM1290-21 | © 2015 Principal Financial Services, Inc. | 12/2015 | t1511240345

Principal Variable Contracts Funds, Inc.

Annual Report
December 31, 2015

Table of Contents

Economic & Financial Market Review	1
Important Account Information	2
Diversified International Account	3
Equity Income Account	4
Government & High Quality Bond Account	5
Income Account	6
LargeCap Growth Account	7
MidCap Account	8
Principal Capital Appreciation Account	9
Real Estate Securities Account	10
SAM Balanced Portfolio	11
SAM Conservative Balanced Portfolio	12
SAM Conservative Growth Portfolio	13
SAM Flexible Income Portfolio	14
SAM Strategic Growth Portfolio	15
Short-Term Income Account	16
SmallCap Blend Account	17
Financial Statements	18
Notes to Financial Statements	38
Schedules of Investments	56
Financial Highlights (Includes performance information)	98
Report of Independent Registered Public Accounting Firm	114
Shareholer Expense Example	115
Supplemental Information	118

Not FDIC or NCUA insured
May lose value • Not a deposit • No bank or credit union guarantee
Not insured by any Federal government agency

Economic & Financial Market Review

The Federal Reserve (the Fed) raised interest rates by 25 basis points in December, the first rate raise since 2006.1 This move can be put in perspective when one considers that Facebook, Twitter, and LinkedIn were not yet public companies in 2006, and that Apple had not yet released the iPhone.

The move was based on the belief that the economy had reached full capacity in terms of the Fed’s dual mandate to balance economic activity and maintain stability in inflation. The decision was largely based on the unemployment rate, which fell to 5.0 percent in November, as well as the likelihood of inflation rising back toward its 2 percent target. The forecast is a result of the transitory effects of energy prices and other “idiosyncratic” factors including medical care and non-market prices, which account for 24 percent of the Fed’s preferred inflation measure.2

Looking forward, Chairwoman Janet Yellen stated that the Fed will assess labor market conditions and evaluate the actual pace of inflation. This is an important distinction as the December estimate of future inflation used a reversion to mean method (the theory that prices and returns eventually move back toward the average). It should be noted that the Fed went out of its way to suggest this policy would remain extremely accommodative. Currently, the market is expecting two to four rate hikes over the next year.

Missing from the statement was mention of international implications of a higher U.S. interest rate. The Fed commented previously that higher U.S. rates could lead to a stronger U.S. dollar, potentially hampering economic growth both domestically and abroad. After having appreciated in October and November, the dollar has largely held steady since the December rate rise. The dollar hit a multi-year peak against the euro following the European Central Bank actions to further ease its monetary policy on December 3, but showed little reaction to the Fed move. The bigger concern has been the impact on emerging economies, where a toxic stew of rising inflation and budget deficits created an environment of slow growth with little room for policy measures to manage the situation. Out of the leading emerging economies—the nations of Brazil, Russia, India, and China (BRIC)—only India has managed to successfully manage around a slowdown in economic growth.

A big question that has reemerged is the price of oil. The widespread market nervousness centers on the renewed oil price plunge and its negative ramifications for profits. Toward the end of the quarter, Saudi Arabia stated that it will no longer attempt to restrict the supply of oil, and stands ready to meet any additional demand, putting downward pressure on oil prices.

With this as a backdrop, 2015 will go down as a year to forget for most investors. The Dow Jones Industrial average fell slightly, and interest rates rose slightly. For the year, the S&P 500 returned 1.38 percent, with a small price loss made up for by dividend gains.

[1]	Bloomberg.
[2]	St. Louis Fed.

1

Important Account Information

The following information applies to all accounts shown in the annual report (unless noted):

The line graphs on the following pages illustrate the growth of a hypothetical $10,000 investment. For each account, the illustration is based on performance of the Class 1 shares. The performance of the Class 2 shares will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional, or call 800-222-5852.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Account’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

2

Diversified International Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	05/02/1994	-0.35%	3.74%	3.30%
Class 2 Shares	01/08/2007	-0.65%	3.48%	3.03%

What contributed to or detracted from Account performance during the fiscal year?

Stock selection in the UK contributed with an overweight in Taylor Wimpey, which continues to benefit from a solid macroeconomic backdrop with rising house prices, favorable mortgage rates, limited competition to purchase land, and supportive government initiatives such as Help to Buy. Stock selection in the consumer discretionary sector contributed, led by an overweight in Pandora, which has benefited from a shift toward selling through branded concept stores and new products. Stock selection in the financials sector contributed, driven by an overweight position in CK Hutchison, due to the well-received Cheung Kong Group restructuring into CK Hutchison Holdings and Cheung Kong Property Holdings. Stock selection in Japan detracted, led by an overweight in OMRON due to weakness from solar panels and smartphone backlights, as well as concerns of weakening industrial production numbers and the Purchasing Managers Index, particularly in China, which weighed on the stock. Stock selection in the consumer discretionary sector detracted from performance, driven by an overweight position in Aryzta, the global leader of par-baked bakery goods, whose third quarter trading results with underlying growth missed expectations. An overweight position in BB Seguridade detracted from performance due in part to concerns over Brazil losing investment grade status, weighing on the stock.

3

Equity Income Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	1-Year	5-Year	10-Year
Class 1 Shares	-3.93%	10.45%	6.53%
Class 2 Shares	-4.15%	10.17%	6.27%

What contributed to or detracted from Account performance during the fiscal year?

Allocation to Kroger added to relative returns as the grocery retailer gained market share and improved earnings. Allocation to Digital Realty Trust (DLR) outperformed as a result of top and bottom-line growth and the acquisition of TelX. Allocation to Hasbro added to relative returns as a result of the profitable licensing business, which ties merchandise to box-office hits, driving growth higher than analyst expectations. Lack of allocation to General Electric detracted from relative returns as a result of the stock soaring, driven by strength in the company's core industrial businesses. Allocation to Kinder Morgan, a midstream energy company, detracted as it cut its dividend and underperformed after Moody's issued a negative outlook for its credit rating. Allocation to integrated oil company Royal Dutch Shell detracted as a result of the fall in oil prices and a poorly received acquisition announcement for BP Group.

4

Government & High Quality Bond Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	1-Year	5-Year	10-Year
Class 1 Shares	0.79%	2.96%	4.27%
Class 2 Shares	0.67%	2.71%	4.01%

What contributed to or detracted from Account performance during the fiscal year?

Issue selection in Fannie Mae (FNMA) securities contributed to performance. An out-of-benchmark allocation to non-agency mortgage-backed securities (RMBS) aided performance. Issue selection in Freddie Mac (FHLMC) securities contributed to performance. An out-of-benchmark allocation to agency commercial mortgage-backed securities (CMBS) was the largest detractor from performance. An out-of-benchmark allocation to non-agency commercial mortgage-backed securities (CMBS) hindered performance. An allocation to U.S. Treasury securities detracted from performance.

5

Income Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	1-Year	5-Year	10-Year
Class 1 Shares	-0.71%	4.14%	5.38%
Class 2 Shares	-0.92%	3.89%	5.12%

What contributed to or detracted from Account performance during the fiscal year?

An overweight to and issue selection in the consumer non-cyclical sector was a significant contributor to performance. An overweight to and issue selection in the banking sector was a significant contributor to performance. Issue selection in the capital goods sector was a significant contributor to performance. An overweight to and issue selection in the energy sector was the largest detractor from performance due to the impact from lower oil prices. With commodity prices falling, an overweight to and issue selection in the basic industry sector hindered performance. An underweight to and issue selection in U.S. Treasuries was a detractor from performance for the year as treasuries rallied over the year.

6

LargeCap Growth Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Columbus Circle Investors

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	05/02/1994	4.98%	11.82%	7.30%
Class 2 Shares	01/08/2007	4.73%	11.55%	7.04%

What contributed to or detracted from Account performance during the fiscal year?

Allocation to Ulta Salon contributed as a result of improved online sales, increased store traffic, expanded customer rewards programs, increased merchandise offerings, and expansion of in store boutiques such as Clinique and Lancome. Allocation to Nike contributed due to improved pricing, more efficient manufacturing, positive trends in footwear spending, market share gains, and increased sponsorship and licensing deals across all geographies. Allocation to Starbucks Corp. contributed due to comparable store sales, strong China and Japan results, and the proliferation of mobile ordering and rewards card membership. Allocation to PPG Industries Inc. detracted due to the impact of a slowing global economy, particularly in emerging markets such as China and Latin America, as well as poor weather hurting the company's paint business. Allocation to Morgan Stanley detracted as it was negatively impacted by capital markets volatility constraining its trading and underwriting businesses and the Federal Reserve's decision to postpone its initial rate increase until late 2015, which hurt net interest margins within the important wealth management franchise. Allocation to United Continental Holdings detracted due to profitability and volatility concerns and the company's CEO taking a temporary leave of absence for health reasons.

7

MidCap Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	12/18/1987	1.64%	14.75%	10.56%
Class 2 Shares	09/09/2009	1.37%	14.45%	10.26%

What contributed to or detracted from Account performance during the fiscal year?

Allocation to O'Reilly Automotive contributed as it continues to be well positioned as the average age of vehicles on the road increases. Allocation to Markel, a specialty insurance underwriter focusing on non-standard and hard to place risks, contributed. Allocation to VeriSign, which connects internet users to all .COM and .NET websites, contributed as the number of newly registered .COM and .NET domain names was higher than expected. Allocation to Colfax, a diversified industrial manufacturing company providing gas and fluid handling equipment, as well as welding related products, detracted due to weakness within end markets and the headwind of the strong U.S. dollar. Allocation to Platform Specialty detracted, as end markets for the company's products experienced cyclical weakness in the industrials and agricultural categories and the headwind attributed to the strong U.S. dollar. Allocation to CarMax, the largest used car retailer in the U.S. detracted as a result of same store sales coming in lower than forecasted.

8

Principal Capital Appreciation Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	1-Year	5-Year	10-Year
Class 1 Shares	2.18%	11.68%	7.76%
Class 2 Shares	1.94%	11.40%	7.50%

What contributed to or detracted from Account performance during the fiscal year?

Allocation to Starbucks contributed as the company continued to execute well operationally and financially. Allocation to NIKE in the consumer discretionary sector contributed due to earnings growth, with strong sales globally. Allocation to Adobe contributed as a result of execution of its strategic transition to the cloud, subscription growth, and an increase in recurring revenue. Allocation to Franklin Resources detracted due to weaker than expected revenues and net outflows as negative headlines and heightened volatility weighed on asset managers. Allocation to Nordstrom detracted as the retailer experienced a slowdown in sales which increased markdowns and resulted in margin compression. Allocation to Devon Energy detracted as the exploration and production (E&P) company suffered from depressed oil and gas prices.

9

Real Estate Securities Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Real Estate Investors, LLC.

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	05/01/1998	4.21%	12.96%	8.45%
Class 2 Shares	01/08/2007	4.00%	12.69%	8.18%

What contributed to or detracted from Account performance during the fiscal year?

Overweight to Public Storage contributed due to strong self-storage fundamentals driven by improving pricing power, limited new supply, accretive external opportunities, and its ability to handle rising interest rates due to its shorter lease duration. An overweight to CubeSmart contributed due to more room for occupancy gain, better portfolio quality, and more needle-moving external opportunities. Allocation to Essex Property Trust contributed as apartment fundamentals remained solid in 2015, driven by controllable new supply, robust job growth, rising household formations, and tighter credit standards pushing people to rental markets. Overweight to Pebblebrook Hotel Trust detracted due to weakening demand from transient travelers and overseas visitors. Overweight to Host Hotels & Resorts, Inc. was a top detractor as the company is facing the threat of companies like Airbnb pulling demand away from the sector. Lack of allocation to UDR Inc. was a top detractor due to improving market reaction towards special activities including a two year business plan, a west coast joint venture, and pick up in assets in the District of Columbia.

10

SAM Balanced Portfolio

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	1-Year	5-Year	10-Year
Class 1 Shares	-0.81%	7.26%	5.89%
Class 2 Shares	-1.08%	6.98%	5.63%

What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

Strong security selection in large cap growth equities was the largest contributor to performance. Strong security selection in international emerging market equities aided performance. Strong security selection in mid cap growth equities contributed to performance. Strategic allocation to international emerging market equities was the largest detractor, as those equities lagged U.S. and international developed market equities in part due to global growth concerns and continued pressure on commodity prices. Security selection in large cap value equities detracted from performance. Strategic and tactical underweight to large cap growth equities, which outperformed other equity asset classes, detracted from performance.

11

SAM Conservative Balanced Portfolio

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	1-Year	5-Year	10-Year
Class 1 Shares	-0.78%	5.98%	5.53%
Class 2 Shares	-0.93%	5.71%	5.27%

What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

Strong security selection in large cap growth equities was the largest contributor. Strong security selection in investment grade corporate bonds contributed to performance. Strong security selection in mid cap value equities aided performance. Strategic and tactical allocation to high yield bonds detracted as they underperformed other fixed-income assets in part due to global growth concerns, low oil prices, and liquidity concerns. Strategic allocation to international emerging market equities hindered performance, as those equities lagged U.S. and international developed market equities, in part due to global growth concerns and continued pressure on commodity prices. Security selection in large cap value equities detracted from performance.

.

12

SAM Conservative Growth Portfolio

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	1-Year	5-Year	10-Year
Class 1 Shares	-1.09%	8.25%	5.85%
Class 2 Shares	-1.34%	7.99%	5.59%

What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

Strong security selection in large cap growth equities was the largest contributor to performance. Strong security selection in international emerging market equities aided performance. Strong security selection in mid cap growth equities contributed to performance. Strategic allocation to international emerging market equities was the largest detractor, as those equities lagged U.S. and international developed market equities, in part due to global growth concerns and continued pressure on commodity prices. Security selection in large cap value equities detracted from performance. Strategic and tactical allocation to master limited partnerships (MLPs) detracted in part due to low oil prices and liquidity concerns.

13

SAM Flexible Income Portfolio

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	1-Year	5-Year	10-Year
Class 1 Shares	-1.31%	5.22%	5.27%
Class 2 Shares	-1.55%	4.96%	5.01%

What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

Strong security selection in investment-grade corporate bonds was the largest contributor to performance. Strong security selection in large cap growth equities contributed to performance. Security selection in high yield bonds aided performance. Strategic and tactical allocation to high yield bonds detracted the most as they underperformed other fixed-income assets due in part to global growth concerns, low oil prices and liquidity concerns. Strategic and tactical allocation to master limited partnerships (MLPs) detracted in part due to low oil prices and liquidity concerns. Strategic allocation to international emerging market equities hindered performance, as those equities lagged U.S. and international developed market equities in part due to global growth concerns and continued pressure on commodity prices.

14

SAM Strategic Growth Portfolio

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	1-Year	5-Year	10-Year
Class 1 Shares	-1.62%	9.07%	5.91%
Class 2 Shares	-1.87%	8.79%	5.65%

What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

Strong security selection in large cap growth equities was the largest positive contributor. Strong security selection in international emerging market equities aided performance. Strong security selection in mid cap value equities aided performance. Strategic allocation to international emerging market equities was the largest detractor, as those equities lagged U.S. and international developed market equities, in part due to global growth concerns and continued pressure on commodity prices. Security selection in large cap value equities detracted. Strategic and tactical underweight in large cap growth equities, which outperformed other equity asset classes, detracted.

15

Short-Term Income Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	1-Year	5-Year	10-Year
Class 1 Shares	0.71%	1.98%	3.22%
Class 2 Shares	0.59%	1.69%	2.95%

What contributed to or detracted from Account performance during the fiscal year?

Issue selection in U.S. government agency debt aided performance. Issue selection in the insurance sector contributed to performance. An allocation to non-agency mortgage-backed securities aided performance. An underweight to and issue selection in the banking sector was the largest detractor from performance. Issue selection in the energy sector detracted from performance. An allocation to student loan asset-backed securities detracted from performance.

16

SmallCap Blend Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2005 - December 31, 2015

Average Annual Total Returns* as of December 31, 2015
	Inception Date	1-Year	5-Year	10-Year
Class 1 Shares	05/01/1998	-0.10%	11.85%	6.78%
Class 2 Shares	02/17/2015	-0.35%	11.58%	6.52%

What contributed to or detracted from Account performance during the fiscal year?

Allocation to Manhattan Associates, which provides retailers and wholesalers with software systems for supply-chain management, contributed. Allocation to PRA Health Sciences, a firm that conducts clinical trials for the biotechnology and pharmaceutical industries, contributed due to solid bookings for new business and improving operating margins. Allocation to Prestige Brands Holdings, which markets over-the-counter health and personal care products, contributed as the company continued to produce better-than-expected operating results and made acquisitions of smaller companies that were well received by the market. Allocation to Office Depot, the office product retailer, detracted as a result of the Federal Trade Commission's decision to block a proposed merger with rival Staples. Allocation to DeVry Education Group, a leading provider of for-profit educational services, detracted as a result of decelerating student enrollments. Allocation to TerraForm Global, which owns wind and solar power generation facilities operated under long-term contracts with utilities, detracted as investor sentiment turned sharply negative for the industry amid fears that rising capital costs would diminish growth prospects for all companies.

17

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

	Diversified		Government &
	International	Equity	High Quality
Amounts in thousands, except per share amounts	Account	Income Account	Bond Account
Investment in securities--at cost	$248,843	$357,581	$289,739
Foreign currency--at cost	$9	$–	$–
Assets
Investment in securities--at value	$273,903	$536,582	$286,869
Foreign currency--at value	8	–	–
Receivables:
Dividends and interest	1,018	1,566	1,449
Fund shares sold	129	197	553
Investment securities sold	–	1,932	–
Total Assets	275,058	540,277	288,871
Liabilities
Accrued management and investment advisory fees	197	226	123
Accrued distribution fees	–	5	–
Accrued custodian fees	33	–	–
Accrued directors' expenses	1	2	1
Accrued other expenses	3	16	7
Payables:
Deferred foreign tax	27	–	–
Fund shares redeemed	137	1,828	244
Investment securities purchased	–	1,859	–
Total Liabilities	398	3,936	375
Net Assets Applicable to Outstanding Shares	$274,660	$536,341	$288,496

Net Assets Consist of:
Capital shares and additional paid-in-capital	$342,154	$316,703	$304,953
Accumulated undistributed (overdistributed) net investment income (loss)	5,527	17,695	9,104
Accumulated undistributed (overdistributed) net realized gain (loss)	(97,930)	22,942	(22,691)
Net unrealized appreciation (depreciation) of investments	25,033	179,001	(2,870)
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	(124)	–	–
Total Net Assets	$274,660	$536,341	$288,496
Capital Stock (par value: $.01 per share):
Shares authorized	300,000	200,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$273,300	$513,126	$286,659
Shares issued and outstanding	19,982	23,682	28,210
Net Asset Value per share	$13.68	$21.67	$10.16
Class 2: Net Assets	$1,360	$23,215	$1,837
Shares issued and outstanding	99	1,079	181
Net Asset Value per share	$13.78	$21.52	$10.17

See accompanying notes.

18

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

		LargeCap
Amounts in thousands, except per share amounts	Income Account	Growth Account	MidCap Account
Investment in securities--at cost	$254,574	$92,114	$458,245
Assets
Investment in securities--at value	$256,309	$119,665	$631,660
Cash	–	–	208
Receivables:
Dividends and interest	2,391	60	260
Fund shares sold	15	33	34
Investment securities sold	–	–	2,619
Total Assets	258,715	119,758	634,781
Liabilities
Accrued management and investment advisory fees	110	70	286
Accrued distribution fees	–	–	3
Accrued directors' expenses	1	–	2
Accrued other expenses	6	5	7
Cash overdraft	11	–	–
Payables:
Fund shares redeemed	373	208	844
Investment securities purchased	1,018	–	959
Total Liabilities	1,519	283	2,101
Net Assets Applicable to Outstanding Shares	$257,196	$119,475	$632,680

Net Assets Consist of:
Capital shares and additional paid-in-capital	$248,139	$104,011	$355,635
Accumulated undistributed (overdistributed) net investment income (loss)	9,295	285	3,426
Accumulated undistributed (overdistributed) net realized gain (loss)	(1,973)	(12,372)	100,204
Net unrealized appreciation (depreciation) of investments	1,735	27,551	173,415
Total Net Assets	$257,196	$119,475	$632,680
Capital Stock (par value: $.01 per share):
Shares authorized	200,000	300,000	105,000
Net Asset Value Per Share:
Class 1: Net Assets	$254,751	$118,385	$617,437
Shares issued and outstanding	24,889	4,590	11,178
Net Asset Value per share	$10.24	$25.79	$55.24
Class 2: Net Assets	$2,445	$1,090	$15,243
Shares issued and outstanding	240	43	277
Net Asset Value per share	$10.20	$25.69	$54.97

See accompanying notes.

19

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

		Principal Capital	Real Estate
	Money	Appreciation	Securities
Amounts in thousands, except per share amounts	Market Account	Account	Account
Investment in securities--at cost	$285,266	$130,215	$115,252
Assets
Investment in securities--at value	$285,266	$162,549	$160,244
Cash	21	6	–
Receivables:
Dividends and interest	13	260	909
Expense reimbursement from Manager	41	–	–
Fund shares sold	141	1	129
Investment securities sold	–	1,655	596
Total Assets	285,482	164,471	161,878
Liabilities
Accrued management and investment advisory fees	107	88	119
Accrued distribution fees	–	2	–
Accrued directors' expenses	1	1	1
Accrued other expenses	10	13	6
Payables:
Fund shares redeemed	389	1,405	44
Investment securities purchased	–	713	422
Total Liabilities	507	2,222	592
Net Assets Applicable to Outstanding Shares	$284,975	$162,249	$161,286

Net Assets Consist of:
Capital shares and additional paid-in-capital	$284,983	$128,201	$100,287
Accumulated undistributed (overdistributed) net investment income (loss)	–	1,745	2,560
Accumulated undistributed (overdistributed) net realized gain (loss)	(8)	(31)	13,447
Net unrealized appreciation (depreciation) of investments	–	32,334	44,992
Total Net Assets	$284,975	$162,249	$161,286
Capital Stock (par value: $.01 per share):
Shares authorized	1,500,000	200,000	300,000
Net Asset Value Per Share:
Class 1: Net Assets	$283,094	$154,732	$159,292
Shares issued and outstanding	283,103	6,922	7,174
Net Asset Value per share	$1.00	$22.35	$22.20
Class 2: Net Assets	$1,881	$7,517	$1,994
Shares issued and outstanding	1,881	339	89
Net Asset Value per share	$1.00	$22.14	$22.29

See accompanying notes.

20

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

		SAM
	SAM	Conservative	SAM
	Balanced	Balanced	Conservative
Amounts in thousands, except per share amounts	Portfolio	Portfolio	Growth Portfolio
Investment in affiliated Accounts--at cost	$776,265	$203,619	$284,583
Assets
Investment in affiliated Accounts--at value	$829,639	$211,409	$297,823
Receivables:
Dividends and interest	251	119	25
Fund shares sold	188	14	124
Investment securities sold	1,073	483	12
Total Assets	831,151	212,025	297,984
Liabilities
Accrued management and investment advisory fees	162	41	58
Accrued distribution fees	21	4	22
Accrued directors' expenses	3	–	1
Accrued other expenses	5	5	5
Payables:
Fund shares redeemed	1,261	497	136
Investment securities purchased	251	119	25
Total Liabilities	1,703	666	247
Net Assets Applicable to Outstanding Shares	$829,448	$211,359	$297,737

Net Assets Consist of:
Capital shares and additional paid-in-capital	$715,286	$193,075	$266,152
Accumulated undistributed (overdistributed) net investment income (loss)	16,475	5,188	4,017
Accumulated undistributed (overdistributed) net realized gain (loss)	44,313	5,306	14,328
Net unrealized appreciation (depreciation) of investments	53,374	7,790	13,240
Total Net Assets	$829,448	$211,359	$297,737
Capital Stock (par value: $.01 per share):
Shares authorized	300,000	200,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$732,937	$193,585	$193,966
Shares issued and outstanding	49,911	16,800	11,264
Net Asset Value per share	$14.69	$11.52	$17.22
Class 2: Net Assets	$96,511	$17,774	$103,771
Shares issued and outstanding	6,632	1,558	6,096
Net Asset Value per share	$14.55	$11.41	$17.02

See accompanying notes.

21

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

	SAM Flexible	SAM Strategic	Short-Term
Amounts in thousands, except per share amounts	Income Portfolio	Growth Portfolio	Income Account
Investment in securities--at cost	$–	$–	$160,704
Investment in affiliated Accounts--at cost	$213,360	$234,550	$–
Assets
Investment in securities--at value	$–	$–	$159,724
Investment in affiliated Accounts--at value	221,990	238,075	–
Cash	–	–	9
Receivables:
Dividends and interest	192	–	837
Expense reimbursement from Manager	–	–	1
Fund shares sold	16	87	1,839
Investment securities sold	352	–	–
Total Assets	222,550	238,162	162,410
Liabilities
Accrued management and investment advisory fees	43	46	70
Accrued distribution fees	4	20	–
Accrued directors' expenses	1	1	1
Accrued professional fees	–	–	5
Accrued other expenses	5	5	2
Payables:
Fund shares redeemed	368	13	14
Investment securities purchased	193	75	–
Total Liabilities	614	160	92
Net Assets Applicable to Outstanding Shares	$221,936	$238,002	$162,318

Net Assets Consist of:
Capital shares and additional paid-in-capital	$204,799	$219,612	$176,649
Accumulated undistributed (overdistributed) net investment income (loss)	7,073	3,231	3,580
Accumulated undistributed (overdistributed) net realized gain (loss)	1,434	11,634	(16,931)
Net unrealized appreciation (depreciation) of investments	8,630	3,525	(980)
Total Net Assets	$221,936	$238,002	$162,318
Capital Stock (par value: $.01 per share):
Shares authorized	200,000	200,000	400,000
Net Asset Value Per Share:
Class 1: Net Assets	$200,828	$142,227	$160,833
Shares issued and outstanding	16,366	7,607	63,361
Net Asset Value per share	$12.27	$18.70	$2.54
Class 2: Net Assets	$21,108	$95,775	$1,485
Shares issued and outstanding	1,734	5,176	588
Net Asset Value per share	$12.17	$18.50	$2.53

See accompanying notes.

22

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2015

		SmallCap
Amounts in thousands, except per share amounts		Blend Account
Investment in securities--at cost		$209,961
Assets
Investment in securities--at value		$209,763
Receivables:
Dividends and interest		221
Fund shares sold		278
	Total Assets	210,262
Liabilities
Accrued management and investment advisory fees		149
Accrued distribution fees		1
Accrued directors' expenses		1
Accrued professional fees		18
Accrued other expenses		2
Cash overdraft		1
Payables:
Fund shares redeemed		1
Investment securities purchased		222
	Total Liabilities	395
Net Assets Applicable to Outstanding Shares		$209,867

Net Assets Consist of:
Capital shares and additional paid-in-capital		$201,193
Accumulated undistributed (overdistributed) net investment income (loss)		599
Accumulated undistributed (overdistributed) net realized gain (loss)		8,273
Net unrealized appreciation (depreciation) of investments		(198)
	Total Net Assets	$209,867
Capital Stock (par value: $.01 per share):
Shares authorized		200,000
Net Asset Value Per Share:
Class 1: Net Assets		$205,344
Shares issued and outstanding		15,159
Net Asset Value per share		$13.55
Class 2: Net Assets		$4,523
Shares issued and outstanding		334
Net Asset Value per share		$13.52

See accompanying notes.

23

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2015

	Diversified		Government &
	International	Equity	High Quality
Amounts in thousands	Account	Income Account	Bond Account
Net Investment Income (Loss)
Income:
Dividends	$10,745	$18,101	$–
Withholding tax	(1,176)	(248)	–
Interest	–	2	9,499
Total Income	9,569	17,855	9,499
Expenses:
Management and investment advisory fees	2,979	2,854	1,522
Distribution Fees - Class 2	3	62	4
Custodian fees	117	20	5
Directors' expenses	9	12	8
Professional fees	33	3	3
Other expenses	3	1	1
Total Expenses	3,144	2,952	1,543
Net Investment Income (Loss)	6,425	14,903	7,956

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies, and Futures
Net realized gain (loss) from:
Investment transactions	30,655	28,857	1,203
Foreign currency transactions	(367)	(5)	–
Change in unrealized appreciation/depreciation of:
Investments (net of deferred foreign tax payable of $27, $0 and $0, respectively)	(32,638)	(66,010)	(6,505)
Translation of assets and liabilities in foreign currencies	(33)	–	–

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,and Futures	(2,383)	(37,158)	(5,302)
Net Increase (Decrease) in Net Assets Resulting from Operations	$4,042	$(22,255)	$2,654

See accompanying notes.

24

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2015

		LargeCap
Amounts in thousands	Income Account	Growth Account	MidCap Account
Net Investment Income (Loss)
Income:
Dividends	$–	$1,139	$6,221
Withholding tax	–	(1)	(106)
Interest	11,263	–	–
Total Income	11,263	1,138	6,115
Expenses:
Management and investment advisory fees	1,364	841	3,579
Distribution Fees - Class 2	7	2	40
Custodian fees	3	2	7
Directors' expenses	7	5	15
Professional fees	3	3	3
Other expenses	1	–	3
Total Expenses	1,385	853	3,647
Net Investment Income (Loss)	9,878	285	2,468

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies, and Futures
Net realized gain (loss) from:
Investment transactions	2,468	4,953	100,918
Change in unrealized appreciation/depreciation of:
Investments	(14,058)	862	(90,200)

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies, and Futures	(11,590)	5,815	10,718
Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,712)	$6,100	$13,186

See accompanying notes.

25

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2015

		Principal Capital
	Money	Appreciation	Real Estate
Amounts in thousands	Market Account	Account	Securities Account
Net Investment Income (Loss)
Income:
Dividends	$–	$2,592	$3,969
Interest	571	1	–
Total Income	571	2,593	3,969
Expenses:
Management and investment advisory fees	1,251	825	1,440
Distribution Fees - Class 2	5	18	4
Custodian fees	18	7	2
Directors' expenses	7	5	5
Professional fees	3	5	3
Other expenses	1	–	1
Total Gross Expenses	1,285	860	1,455
Less: Reimbursement from Manager - Class 1	704	–	–
Less: Reimbursement from Manager - Class 2	5	–	–
Less: Reimbursement from Distributor - Class 2	5	–	–
Total Net Expenses	571	860	1,455
Net Investment Income (Loss)	–	1,733	2,514

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies, and Futures
Net realized gain (loss) from:
Investment transactions	2	1,188	14,073
Change in unrealized appreciation/depreciation of:
Investments	–	(2,462)	(10,156)

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies, and Futures	2	(1,274)	3,917
Net Increase (Decrease) in Net Assets Resulting from Operations	$2	$459	$6,431

See accompanying notes.

26

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2015

	SAM	SAM Conservative	SAM Conservative
Amounts in thousands	Balanced Portfolio	Balanced Portfolio	Growth Portfolio
Net Investment Income (Loss)
Income:
Dividends from affiliated Accounts	$18,767	$5,741	$4,982
Total Income	18,767	5,741	4,982
Expenses:
Management and investment advisory fees	2,015	498	690
Distribution Fees - Class 2	248	45	263
Directors' expenses	19	6	8
Professional fees	3	3	3
Other expenses	2	–	1
Total Expenses	2,287	552	965
Net Investment Income (Loss)	16,480	5,189	4,017

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies, and Futures
Net realized gain (loss) from:
Investment transactions	8	–	–
Investment transactions in affiliated Accounts	28,530	4,297	7,736
Capital gain distribution received from affiliated Accounts	22,066	3,907	10,714
Change in unrealized appreciation/depreciation of:
Investments in affiliated Accounts	(73,516)	(14,940)	(25,979)

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies, and Futures	(22,912)	(6,736)	(7,529)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(6,432)	$(1,547)	$(3,512)

See accompanying notes.

27

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2015

	SAM Flexible	SAM Strategic	Short-Term
Amounts in thousands	Income Portfolio	Growth Portfolio	Income Account
Net Investment Income (Loss)
Income:
Dividends from affiliated Accounts	$7,664	$4,031	$–
Interest	–	–	4,664
Total Income	7,664	4,031	4,664
Expenses:
Management and investment advisory fees	528	544	1,082
Distribution Fees - Class 2	53	245	3
Custodian fees	–	–	8
Directors' expenses	6	7	6
Professional fees	3	3	3
Other expenses	–	–	1
Total Gross Expenses	590	799	1,103
Less: Reimbursement from Manager - Class 1	–	–	22
Total Net Expenses	590	799	1,081
Net Investment Income (Loss)	7,074	3,232	3,583

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies, and Futures
Net realized gain (loss) from:
Investment transactions	–	–	(32)
Investment transactions in affiliated Accounts	3,586	6,445	–
Capital gain distribution received from affiliated Accounts	1,772	8,311	–
Change in unrealized appreciation/depreciation of:
Investments	–	–	(1,547)
Investments in affiliated Accounts	(15,437)	(22,288)	–

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies, and Futures	(10,079)	(7,532)	(1,579)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,005)	$(4,300)	$2,004

See accompanying notes.

28

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
Year Ended December 31, 2015

SmallCap
Amounts in thousands	Blend Account (a)
Net Investment Income (Loss)
Income:
Dividends	$2,083
Interest	1
Securities lending - net	1
Total Income	2,085
Expenses:
Management and investment advisory fees	1,469
Distribution Fees - Class 2	8
Custodian fees	15
Directors' expenses	6
Professional fees	5
Other expenses	1
Total Expenses	1,504
Net Investment Income (Loss)	581

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies, and Futures
Net realized gain (loss) from:
Investment transactions	8,415
Futures contracts	49
Change in unrealized appreciation/depreciation of:
Investments	(19,104)
Futures contracts	(38)

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies, and Futures	(10,678)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(10,097)

(a) Class 2 shares commenced operations on February 17, 2015.

See accompanying notes.

29

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Diversified
Amounts in thousands	International Account		Equity Income Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December	December	December	December
	31, 2015	31, 2014	31, 2015	31, 2014
Operations
Net investment income (loss)	$6,425	$7,938	$14,903	$16,715
Net realized gain (loss) on investments, foreign currencies, and futures	30,288	31,940	28,852	48,459
Change in unrealized appreciation/depreciation of investments, futures,
and translation of assets and liabilities in foreign currencies	(32,671)	(54,005)	(66,010)	12,687
Net Increase (Decrease) in Net Assets Resulting from Operations	4,042	(14,127)	(22,255)	77,861

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(7,388)	(10,543)	(13,573)	(15,060)
Class 2	(32)	(25)	(555)	(542)
Total Dividends and Distributions	(7,420)	(10,568)	(14,128)	(15,602)

Capital Share Transactions
Shares sold:
Class 1	16,905	18,555	37,699	27,917
Class 2	348	112	1,801	712
Shares issued in reinvestment of dividends and distributions:
Class 1	7,388	10,543	13,573	15,060
Class 2	32	25	555	542
Shares redeemed:
Class 1	(176,857)	(76,371)	(102,756)	(133,970)
Class 2	(238)	(261)	(3,046)	(2,974)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(152,422)	(47,397)	(52,174)	(92,713)
Total Increase (Decrease)	(155,800)	(72,092)	(88,557)	(30,454)

Net Assets
Beginning of period	430,460	502,552	624,898	655,352
End of period (including undistributed net investment income as set forth below)	$274,660	$430,460	$536,341	$624,898
Undistributed (Overdistributed) Net Investment Income (Loss)	$5,527	$6,111	$17,695	$19,091

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,167	1,256	1,674	1,264
Class 2	24	8	80	32
Shares issued in reinvestment of dividends and distributions:
Class 1	513	707	600	684
Class 2	2	2	25	25
Shares redeemed:
Class 1	(12,171)	(5,196)	(4,521)	(6,039)
Class 2	(16)	(18)	(136)	(136)
Net Increase (Decrease)	(10,481)	(3,241)	(2,278)	(4,170)

See accompanying notes.

30

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Government & High Quality
Amounts in thousands	Bond Account		Income Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December	December	December	December
	31, 2015	31, 2014	31, 2015	31, 2014
Operations
Net investment income (loss)	$7,956	$8,789	$9,878	$11,190
Net realized gain (loss) on investments, foreign currencies, and futures	1,203	2,348	2,468	2,029
Change in unrealized appreciation/depreciation of investments, futures,
and translation of assets and liabilities in foreign currencies	(6,505)	6,201	(14,058)	1,774
Net Increase (Decrease) in Net Assets Resulting from Operations	2,654	17,338	(1,712)	14,993

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(9,930)	(12,571)	(11,705)	(12,529)
Class 2	(58)	(31)	(108)	(128)
From net realized gain on investments:
Class 1	(402)	–	–	–
Class 2	(2)	–	–	–
Total Dividends and Distributions	(10,392)	(12,602)	(11,813)	(12,657)

Capital Share Transactions
Shares sold:
Class 1	16,889	23,451	11,316	11,225
Class 2	1,035	69	45	19
Shares issued in reinvestment of dividends and distributions:
Class 1	10,332	12,571	11,705	12,529
Class 2	60	31	108	128
Shares redeemed:
Class 1	(47,392)	(105,587)	(30,469)	(19,783)
Class 2	(115)	(128)	(617)	(541)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(19,191)	(69,593)	(7,912)	3,577
Total Increase (Decrease)	(26,929)	(64,857)	(21,437)	5,913

Net Assets
Beginning of period	315,425	380,282	278,633	272,720
End of period (including undistributed net investment income as set forth below)	$288,496	$315,425	$257,196	$278,633
Undistributed (Overdistributed) Net Investment Income (Loss)	$9,104	$9,984	$9,295	$10,170

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,625	2,244	1,049	1,028
Class 2	98	7	4	2
Shares issued in reinvestment of dividends and distributions:
Class 1	1,018	1,219	1,129	1,165
Class 2	6	3	10	12
Shares redeemed:
Class 1	(4,568)	(10,065)	(2,866)	(1,835)
Class 2	(11)	(12)	(57)	(50)
Net Increase (Decrease)	(1,832)	(6,604)	(731)	322

See accompanying notes.

31

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	LargeCap Growth Account		MidCap Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December	December	December	December
	31, 2015	31, 2014	31, 2015	31, 2014
Operations
Net investment income (loss)	$285	$140	$2,468	$3,843
Net realized gain (loss) on investments, foreign currencies, and futures	4,953	9,440	100,918	72,862
Change in unrealized appreciation/depreciation of investments, futures,
and translation of assets and liabilities in foreign currencies	862	2,705	(90,200)	3,163
Net Increase (Decrease) in Net Assets Resulting from Operations	6,100	12,285	13,186	79,868

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(173)	(664)	(3,384)	(3,218)
Class 2	–	(2)	(44)	(44)
From net realized gain on investments:
Class 1	–	–	(69,262)	(55,916)
Class 2	–	–	(1,683)	(1,367)
Total Dividends and Distributions	(173)	(666)	(74,373)	(60,545)

Capital Share Transactions
Shares sold:
Class 1	6,552	28,520	23,039	58,293
Class 2	504	64	433	341
Shares issued in reinvestment of dividends and distributions:
Class 1	173	664	72,646	59,134
Class 2	–	2	1,727	1,411
Shares redeemed:
Class 1	(17,325)	(17,781)	(95,380)	(109,369)
Class 2	(108)	(188)	(1,394)	(1,335)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(10,204)	11,281	1,071	8,475
Total Increase (Decrease)	(4,277)	22,900	(60,116)	27,798

Net Assets
Beginning of period	123,752	100,852	692,796	664,998
End of period (including undistributed net investment income as set forth below)	$119,475	$123,752	$632,680	$692,796
Undistributed (Overdistributed) Net Investment Income (Loss)	$285	$173	$3,426	$4,503

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	256	1,243	381	987
Class 2	20	3	7	6
Shares issued in reinvestment of dividends and distributions:
Class 1	7	28	1,237	1,037
Class 2	–	–	30	25
Shares redeemed:
Class 1	(676)	(767)	(1,574)	(1,836)
Class 2	(4)	(8)	(24)	(22)
Net Increase (Decrease)	(397)	499	57	197

See accompanying notes.

32

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			Principal Capital
Amounts in thousands	Money Market Account		Appreciation Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December	December	December	December
	31, 2015	31, 2014	31, 2015	31, 2014
Operations
Net investment income (loss)	$–	$–	$1,733	$378
Net realized gain (loss) on investments, foreign currencies, and futures	2	–	1,188	3,036
Change in unrealized appreciation/depreciation of investments, futures,
and translation of assets and liabilities in foreign currencies	–	–	(2,462)	1,130
Net Increase (Decrease) in Net Assets Resulting from Operations	2	–	459	4,544

Dividends and Distributions to Shareholders
From net investment income:
Class 1	–	–	(404)	(1,007)
Class 2	–	–	(3)	(188)
From net realized gain on investments:
Class 1	–	–	(2,851)	(5,104)
Class 2	–	–	(134)	(1,024)
Total Dividends and Distributions	–	–	(3,392)	(7,323)

Capital Share Transactions
Shares sold:
Class 1	168,145	146,475	3,759	1,823
Class 2	8,402	295	702	496
Shares issued in acquisition:
Class 1	N/A	N/A	139,230	N/A
Class 2	N/A	N/A	1,001	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	–	–	3,255	6,111
Class 2	–	–	137	1,212
Shares redeemed:
Class 1	(163,955)	(150,680)	(21,791)	(4,508)
Class 2	(7,456)	(320)	(1,192)	(713)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	5,136	(4,230)	125,101	4,421
Total Increase (Decrease)	5,138	(4,230)	122,168	1,642

Net Assets
Beginning of period	279,837	284,067	40,081	38,439
End of period (including undistributed net investment income as set forth below)	$284,975	$279,837	$162,249	$40,081
Undistributed (Overdistributed) Net Investment Income (Loss)	$–	$–	$1,745	$419

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	168,145	146,475	169	77
Class 2	8,403	295	30	23
Shares issued in acquisition:
Class 1	N/A	N/A	6,089	N/A
Class 2	N/A	N/A	44	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	–	–	143	290
Class 2	–	–	6	58
Shares redeemed:
Class 1	(163,955)	(150,680)	(967)	(191)
Class 2	(7,456)	(320)	(53)	(31)
Net Increase (Decrease)	5,137	(4,230)	5,461	226

See accompanying notes.

33

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Real Estate
Amounts in thousands	Securities Account		SAM Balanced Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December	December	December	December
	31, 2015	31, 2014	31, 2015	31, 2014
Operations
Net investment income (loss)	$2,514	$2,192	$16,480	$25,489
Net realized gain (loss) on investments, foreign currencies, and futures	14,073	6,240	50,604	68,022
Change in unrealized appreciation/depreciation of investments, futures,
and translation of assets and liabilities in foreign currencies	(10,156)	32,938	(73,516)	(29,299)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,431	41,370	(6,432)	64,212

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(2,423)	(2,395)	(22,820)	(23,276)
Class 2	(27)	(4)	(2,672)	(2,500)
From net realized gain on investments:
Class 1	(4,938)	–	(58,520)	(120,112)
Class 2	(56)	–	(7,497)	(14,177)
Total Dividends and Distributions	(7,444)	(2,399)	(91,509)	(160,065)

Capital Share Transactions
Shares sold:
Class 1	18,700	21,401	24,942	20,836
Class 2	1,699	189	9,886	5,050
Shares issued in reinvestment of dividends and distributions:
Class 1	7,361	2,395	81,340	143,388
Class 2	83	4	10,169	16,677
Shares redeemed:
Class 1	(32,474)	(24,586)	(113,505)	(165,575)
Class 2	(263)	(53)	(12,203)	(14,302)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(4,894)	(650)	629	6,074
Total Increase (Decrease)	(5,907)	38,321	(97,312)	(89,779)

Net Assets
Beginning of period	167,193	128,872	926,760	1,016,539
End of period (including undistributed net investment income as set forth below)	$161,286	$167,193	$829,448	$926,760
Undistributed (Overdistributed) Net Investment Income (Loss)	$2,560	$2,496	$16,475	$25,487

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	826	1,078	1,554	1,163
Class 2	75	9	616	290
Shares issued in reinvestment of dividends and distributions:
Class 1	339	119	5,380	8,862
Class 2	4	–	678	1,038
Shares redeemed:
Class 1	(1,458)	(1,258)	(7,117)	(9,257)
Class 2	(12)	(3)	(762)	(812)
Net Increase (Decrease)	(226)	(55)	349	1,284

See accompanying notes.

34

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	SAM Conservative		SAM Conservative
Amounts in thousands	Balanced Portfolio		Growth Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December	December	December	December
	31, 2015	31, 2014	31, 2015	31, 2014
Operations
Net investment income (loss)	$5,189	$6,985	$4,017	$6,604
Net realized gain (loss) on investments, foreign currencies, and futures	8,204	11,274	18,450	20,264
Change in unrealized appreciation/depreciation of investments, futures,
and translation of assets and liabilities in foreign currencies	(14,940)	(4,698)	(25,979)	(6,542)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,547)	13,561	(3,512)	20,326

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(6,438)	(6,281)	(4,461)	(3,414)
Class 2	(547)	(450)	(2,142)	(1,627)
From net realized gain on investments:
Class 1	(9,390)	(17,846)	(12,644)	(22,853)
Class 2	(857)	(1,393)	(6,779)	(12,440)
Total Dividends and Distributions	(17,232)	(25,970)	(26,026)	(40,334)

Capital Share Transactions
Shares sold:
Class 1	18,108	18,269	20,596	26,377
Class 2	4,029	1,589	13,112	7,412
Shares issued in reinvestment of dividends and distributions:
Class 1	15,828	24,127	17,105	26,267
Class 2	1,404	1,843	8,921	14,067
Shares redeemed:
Class 1	(29,800)	(36,531)	(23,015)	(21,167)
Class 2	(2,783)	(1,923)	(10,666)	(10,589)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	6,786	7,374	26,053	42,367
Total Increase (Decrease)	(11,993)	(5,035)	(3,485)	22,359

Net Assets
Beginning of period	223,352	228,387	301,222	278,863
End of period (including undistributed net investment income as set forth below)	$211,359	$223,352	$297,737	$301,222
Undistributed (Overdistributed) Net Investment Income (Loss)	$5,188	$6,984	$4,017	$6,603

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,476	1,378	1,102	1,338
Class 2	326	124	708	378
Shares issued in reinvestment of dividends and distributions:
Class 1	1,341	1,943	958	1,416
Class 2	120	150	505	766
Shares redeemed:
Class 1	(2,420)	(2,767)	(1,231)	(1,050)
Class 2	(229)	(148)	(577)	(533)
Net Increase (Decrease)	614	680	1,465	2,315

See accompanying notes.

35

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	SAM Flexible		SAM Strategic
Amounts in thousands	Income Portfolio		Growth Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December	December	December	December
	31, 2015	31, 2014	31, 2015	31, 2014
Operations
Net investment income (loss)	$7,074	$8,281	$3,232	$5,217
Net realized gain (loss) on investments, foreign currencies, and futures	5,358	6,566	14,756	19,399
Change in unrealized appreciation/depreciation of investments, futures,
and translation of assets and liabilities in foreign currencies	(15,437)	(1,072)	(22,288)	(6,413)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,005)	13,775	(4,300)	18,203

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(7,549)	(7,762)	(3,221)	(1,996)
Class 2	(733)	(654)	(1,996)	(1,242)
From net realized gain on investments:
Class 1	(5,112)	(12,001)	(10,578)	(21,163)
Class 2	(529)	(1,089)	(7,305)	(15,284)
Total Dividends and Distributions	(13,923)	(21,506)	(23,100)	(39,685)

Capital Share Transactions
Shares sold:
Class 1	16,242	20,434	22,084	21,352
Class 2	7,048	1,049	10,077	7,817
Shares issued in reinvestment of dividends and distributions:
Class 1	12,661	19,763	13,799	23,159
Class 2	1,262	1,743	9,301	16,526
Shares redeemed:
Class 1	(28,075)	(32,361)	(16,304)	(14,336)
Class 2	(5,419)	(1,788)	(8,864)	(6,465)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	3,719	8,840	30,093	48,053
Total Increase (Decrease)	(13,209)	1,109	2,693	26,571

Net Assets
Beginning of period	235,145	234,036	235,309	208,738
End of period (including undistributed net investment income as set forth below)	$221,936	$235,145	$238,002	$235,309
Undistributed (Overdistributed) Net Investment Income (Loss)	$7,073	$8,281	$3,231	$5,216

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,243	1,498	1,080	959
Class 2	536	78	498	354
Shares issued in reinvestment of dividends and distributions:
Class 1	1,011	1,509	712	1,140
Class 2	102	134	484	820
Shares redeemed:
Class 1	(2,174)	(2,366)	(798)	(626)
Class 2	(416)	(129)	(442)	(289)
Net Increase (Decrease)	302	724	1,534	2,358

See accompanying notes.

36

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	Short-Term Income Account		SmallCap Blend Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December	December	December	December
	31, 2015	31, 2014	31, 2015 (a)	31, 2014
Operations
Net investment income (loss)	$3,583	$4,463	$581	$103
Net realized gain (loss) on investments, foreign currencies, and futures	(32)	1,551	8,464	7,009
Change in unrealized appreciation/depreciation of investments, futures,
and translation of assets and liabilities in foreign currencies	(1,547)	(2,109)	(19,142)	(4,096)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,004	3,905	(10,097)	3,016

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(4,419)	(4,262)	(139)	(224)
Class 2	(40)	(12)	(3)	N/A
From net realized gain on investments:
Class 1	–	–	(6,835)	(1,866)
Class 2	–	–	(147)	N/A
Total Dividends and Distributions	(4,459)	(4,274)	(7,124)	(2,090)

Capital Share Transactions
Shares sold:
Class 1	23,745	53,517	9,007	5,643
Class 2	1,163	96	1,824	N/A
Shares issued in acquisition:
Class 1	N/A	N/A	166,992	N/A
Class 2	N/A	N/A	4,615	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	4,419	4,262	6,974	2,090
Class 2	40	12	150	N/A
Shares redeemed:
Class 1	(132,587)	(46,298)	(25,589)	(8,762)
Class 2	(594)	(32)	(1,567)	N/A
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(103,814)	11,557	162,406	(1,029)
Total Increase (Decrease)	(106,269)	11,188	145,185	(103)

Net Assets
Beginning of period	268,587	257,399	64,682	64,785
End of period (including undistributed net investment income as set forth below)	$162,318	$268,587	$209,867	$64,682
Undistributed (Overdistributed) Net Investment Income (Loss)	$3,580	$4,456	$599	$115

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	9,199	20,614	627	414
Class 2	449	38	121	N/A
Shares issued in acquisition:
Class 1	N/A	N/A	11,187	N/A
Class 2	N/A	N/A	309	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	1,740	1,652	475	156
Class 2	16	4	10	N/A
Shares redeemed:
Class 1	(51,006)	(17,795)	(1,754)	(643)
Class 2	(231)	(12)	(106)	N/A
Net Increase (Decrease)	(39,833)	4,501	10,869	(73)

(a)	Period from February 17, 2015, date operations commenced, through December 31, 2015 for Class 2 shares.

See accompanying notes.

37

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2015

1. Organization

Principal Variable Contracts Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. The financial statements for Diversified International Account, Equity Income Account, Government & High Quality Bond Account, Income Account, LargeCap Growth Account, MidCap Account, Money Market Account, Principal Capital Appreciation Account, Real Estate Securities Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Account, and SmallCap Blend Account, (known as the “Accounts”), are presented herein.

Each of the Accounts is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies. Each of the Accounts was an investment company at all times during the year. The Accounts have not provided financial support, and are not contractually required to provide financial support to any investee.

Effective February 17, 2015, the initial purchase of $10,000 of Class 2 shares of SmallCap Blend Account was made by Principal Management Corporation (the “Manager”).

Effective April 17, 2015, Principal Capital Appreciation Account acquired all the assets and assumed all the liabilities of LargeCap Blend Account II pursuant to a plan of acquisition approved by shareholders on April 10, 2015. The purpose of the acquisition was to combine two accounts managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 16,768,000 shares from LargeCap Blend Account II for 6,133,000 shares valued at $140,231,000 of Principal Capital Appreciation Account at an approximate exchange rate of .37 for Class 1 and Class 2 shares. The investment securities of LargeCap Blend Account II, with a fair value of approximately $133,987,000 and a cost of $121,386,000, were the primary asset acquired by Principal Capital Appreciation Account on April 17, 2015. For financial reporting purposes, assets received and shares issued by Principal Capital Appreciation Account were recorded at fair value; however the cost basis of the investments received from LargeCap Blend Account II was carried forward to align ongoing reporting of Principal Capital Appreciation Account. The aggregate net assets of LargeCap Blend Account II and Principal Capital Appreciation Account immediately prior to the acquisition in accordance with U.S. GAAP were approximately $140,231,000 ($1,448,000 of accumulated realized losses and $12,601,000 of unrealized appreciation) and $40,552,000, respectively. The aggregate net assets of Principal Capital Appreciation Account immediately following the acquisition were $180,783,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitation.

Assuming the acquisition had been completed on January 1, 2015, the beginning of the fiscal year for Principal Capital Appreciation Account, Principal Capital Appreciation Account’s pro forma results of operations for the year ended December 31, 2015, would have been $2,211,000 of net investment income, $139,000 of net realized and unrealized gain on investments, and $2,350,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of LargeCap Blend Account II that have been included in Principal Capital Appreciation Account’s statement of operations since April 17, 2015.

Effective April 17, 2015, SmallCap Blend Account acquired all the assets and assumed all the liabilities of SmallCap Growth Account II and SmallCap Value Account I pursuant to a plan of acquisition approved by shareholders on April 10, 2015. The purpose of the acquisition was to combine three accounts managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 4,083,000 and 7,295,000 shares from SmallCap Growth Account II and SmallCap Value Account I, respectively for 4,587,000 and 6,909,000 shares valued at $68,471,000 and $103,136,000 of SmallCap Blend Account at an approximate exchange rate of 1.13 and 1.10 for Class 1 and Class 2 shares and .95 and .94 for Class 1 and Class 2 shares, respectively. The investment securities of SmallCap Growth Account II, with a fair value of approximately $65,319,000 and a cost of $64,126,000, and the investment securities of SmallCap Value Account I with a fair value of approximately $98,490,000 and a cost of $95,480,000 were the primary asset acquired by SmallCap Blend Account on April 17, 2015. For financial reporting purposes, assets received and shares issued by SmallCap Blend Account were recorded at fair value; however the cost basis of the investments received from SmallCap Growth Account II and SmallCap Value Account I were carried forward to align ongoing reporting of SmallCap Blend Account. The aggregate net assets of SmallCap Growth Account II, SmallCap Value Account I and SmallCap Blend Account immediately prior to the acquisition in accordance with U.S. GAAP were approximately $68,471,000 ($194,000 of accumulated realized gain and $1,193,000 of unrealized appreciation) $103,136,000 ($665,000 of accumulated realized losses and $3,010,000 of unrealized appreciation) and $68,436,000, respectively. The aggregate net assets of SmallCap Blend Account immediately following the acquisition were $240,043,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitation.

38

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2015

1. Organization (Continued)

Assuming the acquisition had been completed on January 1, 2015, the beginning of the fiscal year for SmallCap Blend Account, SmallCap Blend Account’s pro forma results of operations for the year ended December 31, 2015, would have been $974,000 of net investment income, $4,922,000 of net realized and unrealized loss on investments, and $3,948,000 of net decrease in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of SmallCap Growth Account II and SmallCap Value Account I that have been included in SmallCap Blend Account’s statement of operations since April 17, 2015.

All classes of shares for each of the Accounts represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio (collectively, the “SAM Portfolios”) invest in combinations of other series of Principal Variable Contracts Funds, Inc. and Principal Funds, Inc. (the “Underlying Funds”). Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.

The Accounts (with the exception of Money Market Account and SAM Portfolios) value securities for which market quotations are readily available at fair value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price, an evaluated bid price or, in the case of certain credit default swaps, a mean price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics such as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, other yield and risk factors, and other market conditions to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks and foreign securities, the investments are valued at their fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Accounts’ net asset values are reflected in the Accounts’ net asset values and these securities are valued at fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices and foreign currencies.

To the extent the Accounts invest in foreign securities listed on foreign exchanges which trade on days on which the Accounts do not determine their net asset values, for example weekends and other customary national U.S. holidays, the Accounts’ net asset values could be significantly affected on days when the shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

Money Market Account values its securities, other than holdings of other publicly traded investment funds, at amortized cost as permitted under Rule 2a-7 of the Investment Company Act of 1940. Other publicly traded investment funds are valued at the funds’ net asset value. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the Account.

39

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2015

2. Significant Accounting Policies (Continued)

Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the account holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

The following Account held securities denominated in foreign currencies that exceeded 5% of net assets of the Account:

Diversified International Account

Euro	23.3%
Japanese Yen	15.1
British Pound	13.9
Canadian Dollar	10.6
Swiss Franc	6.1

Income and Investment Transactions. The Accounts record investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Accounts record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Accounts are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized over the lives of the respective securities. The Accounts allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Account) of each class.

Expenses. Expenses directly attributed to a particular Account are charged to that Account. Other Account expenses not directly attributed to an Account are apportioned among the registered investment companies managed by the Manager.

Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Account) of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.

In addition to the expenses that each of the SAM Portfolios bears directly, each of the SAM Portfolios indirectly bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense levels and each of the SAM Portfolios may own different proportions of Underlying Funds at different times, the amount of expense incurred indirectly by each of the SAM Portfolios will vary. Expenses included in the statements of operations of the SAM Portfolios reflect the expenses of each SAM Portfolio and do not include any expenses associated with the Underlying Funds.

40

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2015

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. With respect to Money Market Account, all net investment income and any realized gains from investment transactions are declared as dividends daily to shareholders of record as of that day. Dividends and distributions to shareholders of the other accounts are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, mortgage-backed securities, certain defaulted securities, expiring capital loss carry forwards, certain preferred securities, redemptions-in-kind, amortization of premiums and discounts, futures contracts, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, swap agreements, and foreign currency transactions. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed current and accumulated earnings and profits for federal income tax purposes are reported as return of capital distributions.

Real Estate Securities Account receives distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the Account. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates must be used in reporting the character of its income and distributions for financial statement purposes.

Federal Income Taxes. No provision for federal income taxes is considered necessary because each account is qualified as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Accounts’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended December 31, 2015, the Accounts did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the fiscal years from 2012-2015. No examinations are in progress at this time.

Foreign Taxes. Certain of the Accounts are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the Accounts as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statements of operations. In consideration of recent decisions rendered by European courts, the Funds have filed additional tax reclaims for taxes withheld in prior years. Due to the uncertainty and timing of these reclaims, a corresponding receivable will only be recorded when both the amount is known and there are no significant uncertainties regarding collectability.

Gains realized upon disposition of certain foreign securities held by the Accounts may be subject to capital gains tax, payable prior to repatriation of sale proceeds. The tax is computed on certain net realized gains and, if any, is shown on the statement of operations. Realized losses in excess of gains may be carried forward to offset future gains. In addition, the Accounts accrue an estimated deferred tax liability for future gains on certain foreign securities. Any accrued tax liability is shown on the statement of assets and liabilities. At December 31, 2015, Diversified International Account had no foreign tax refund receivable and had a deferred tax liability of $27,000 relating to foreign securities.

3. Operating Policies

Borrowings. Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Accounts and other registered investment companies managed by the Manager may participate in an interfund lending facility (“Facility”). The Facility allows the Accounts to borrow money from or loan money to the other participants. Loans under the Facility are made to handle unusual and/or unanticipated short-term cash requirements. Interest paid and received on borrowings is the average of the current repurchase agreement rate and the bank loan rate (the higher of (i) the Federal Funds Rate or (ii) the One Month LIBOR rate plus 1.00%). During the year ended December 31, 2015, Diversified International Account, Government & High Quality Bond Account, MidCap Account, Real Estate Securities Account, Short-Term Income Account, and SmallCap Blend Account each borrowed from the Facility. Diversified International Account, Equity Income Account, Government & High Quality Bond Account, Income Account, LargeCap Growth Account, MidCap Account, Real Estate Securities Account, Short-Term Income Account, and SmallCap Blend Account each loaned to the Facility. The interest expense associated with these borrowings is included in other expenses on the statements of operations. The interest received is included in interest on the statements of operations. There were no outstanding borrowings as of December 31, 2015.

41

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2015

3. Operating Policies (Continued)

In addition, the Accounts participate with other registered investment companies managed by the Manager in an unsecured joint line of credit with a bank which allows the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the One Month LIBOR rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .10% on the amount of the line of credit. The Accounts did not borrow against the line of credit during the year ended December 31, 2015.

Counterparties. The Accounts may be exposed to counterparty risk, or the risk that another party with which the Accounts have unsettled or open transactions will fail to perform on their commitment. To the extent that unpaid amounts owed to the Accounts exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Accounts in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Accounts. If the unpaid amount owed to the Accounts subsequently decreases, the Accounts would be required to return all or a portion of the collateral.

Master Agreements may also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions governed under the relevant master agreement with a counterparty exceeds a specified threshold.

The financial instruments that are subject to Master Agreements or similar agreements may include right of setoff provisions. Derivative instruments include provisions to setoff positions covered under the agreements with the same counterparties and provisions to setoff positions outside of the agreements with the same counterparties in the event of default by one of the parties. Derivative instruments also include collateral provisions. Collateral received and pledged are generally settled daily with each counterparty.

Futures Contracts. The Accounts are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Accounts (with the exception of Money Market Account and SAM Portfolios) may enter into futures contracts to hedge against changes in or to gain exposure to, change in the value of equities, interest rates and foreign currencies. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, an account agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the account as a variation margin receivable or payable on financial derivative instruments. During the period the futures contracts are open, daily changes in the fair value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the account recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the account’s cost basis in the contract. There is minimal counterparty credit risk to the Accounts because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Accounts has valued the investments. This may have an adverse effect on each of the Accounts’ ability to dispose of particular illiquid securities at fair value and may limit each of the Accounts’ ability to obtain accurate market quotations for purposes of valuing the securities.

Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

Joint Trading Account. Certain of the Accounts may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the participating accounts’ cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by the Manager. These balances may be invested in one or more short-term instruments or repurchase agreements that are collateralized by U.S. government securities. Earnings from the joint trading account are allocated to each of the Accounts based on their pro rata participating ownership interest in the joint trading account.

42

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2015

3. Operating Policies (Continued)

Mortgage Dollar Rolls. Certain of the Accounts have entered into mortgage-dollar-roll transactions on “to-be-announced” securities (“TBA’s”), in which the Account sells mortgage-backed securities and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in additional securities. The Account forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The Accounts treat mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the Accounts' portfolio turnover ratio. Amounts to be received or paid in connection with open mortgage-dollar-rolls are included in Investment securities sold and Investment securities purchased on the statements of assets and liabilities.

Rebates. Subject to best execution, the Accounts may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the account in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.

Repurchase Agreements. The Accounts may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Accounts’ policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Accounts have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Accounts could experience delays in the realization of the collateral.

Restricted Securities. Certain of the Accounts may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Senior Floating Rate Interests. The Accounts may invest in senior floating rate interests (bank loans). Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the account and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Senior floating rate interests pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests may be substantially less than stated maturities shown in the schedules of investments.

In connection with the Senior floating rate interests, the Accounts may also enter into unfunded loan commitments (“commitments”). All or a portion of the commitments may be unfunded. The Accounts are obligated to fund these commitments at the borrower’s discretion. Therefore, the Accounts must have funds sufficient to cover its contractual obligation. These unfunded loan commitments which are marked to market daily, are footnoted in the schedules of investments, shown as a separate line item called unrealized gain or loss on unfunded loan commitments on the statements of assets and liabilities. As of December 31, 2015, the Accounts had no unfunded loan commitments outstanding.

43

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2015

3. Operating Policies (Continued)

To Be Announced Securities. The Accounts may trade portfolio securities on a “to-be-announced” (“TBA”) or when-issued basis. In a TBA or when-issued transaction, the account commits to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA or when-issued basis are not settled until they are delivered to the account, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Underlying Funds. The performance and risks of each Principal LifeTime Account, SAM Portfolio, Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, and Diversified Income Account (singly, “a fund of funds” and collectively, “the funds of funds”) directly correspond to the performance and risks of the underlying funds in which the fund of funds invest. By investing in many underlying funds, the funds of funds have partial exposure to the risks of many different areas of the market. The more a fund of funds allocates to stock funds, the greater the expected risk.

An underlying fund to a fund of funds may experience relatively large redemptions or purchases as the fund of funds periodically reallocates or rebalances its assets. These transactions may accelerate the realization of taxable income if sales of portfolio securities result in gains and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.

The Manager is the advisor to the Principal LifeTime Accounts, SAM Portfolios, Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Income Account, and each of the underlying funds. Principal Global Investors, LLC ("PGI") is Sub-Advisor to the Principal LifeTime Accounts and Edge Asset Management, Inc. ("Edge") is the Sub-Advisor to the SAM Portfolios. Either PGI or Edge also serves as Sub-Advisor to some or all of the underlying funds. The Manager, PGI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

As of December 31, 2015, the Principal LifeTime Accounts, Multi-Asset Income Account, SAM Portfolios, Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, and Diversified Income Account owned the following percentages, in the aggregate, of the outstanding shares of the underlying funds listed below:

	Total Percentage of		Total Percentage of
Account	Outstanding Shares Owned	Account	Outstanding Shares Owned
Equity Income Account	34.84%	MidCap Account	13.47%
Government & High Quality Bond Account	41.03	Short-Term Income Account	9.51
Income Account	96.07

44

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2015

3. Operating Policies (Continued)

U.S. Government Agencies or Government-Sponsored Enterprises. Certain of the Accounts may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. Government or its agencies. The U.S. Government does not guarantee the net asset value of the Accounts’ shares. Some U.S. Government securities such as treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”) are supported by the full faith and credit of the U.S. Government. Other securities, such as those of the Federal Home Loan Bank are supported by the right of the issuer to borrow from the U.S. Department of the Treasury. Still other securities, such as those of the Federal National Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Government related guarantors (those not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to the timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Participation Certificates are not backed by the full faith and credit of the U.S. Government.

Derivatives. The following table provides information about where in the statements of operations information about derivatives can be found (amounts shown in thousands):

Change in Unrealized
	Location of Gain or (Loss)	Realized Gain or (Loss)	Appreciation/(Depreciation) of
Derivatives not accounted for	on Derivatives Recognized	on Derivatives Recognized	Derivatives Recognized in Statement
as hedging instruments	in Statement of Operations	in Statement of Operations	of Operations
SmallCap Blend Account
Equity contracts	Net realized gain (loss) from Futures	$49	$(38)
contracts/Change in unrealized
appreciation/(depreciation) of Futures
contracts

Long equity futures contracts are used to obtain market exposure for the cash balances that are maintained by certain of the Accounts and the notional values of the futures contracts will vary in accordance with the changing cash balances. The level of derivative activity disclosed in the schedules of investments is representative of the level of derivative activity used in the Accounts throughout the year ended December 31, 2015.

45

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2015

4. Fair Value

Fair value is defined as the price that the Accounts would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Accounts use various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Accounts. Unobservable inputs are inputs that reflect the Accounts own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.). Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

Level 3 – Significant unobservable inputs (including the Accounts’ assumptions in determining the fair value of investments). Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Accounts in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Account’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Accounts use prices and inputs that are current as of the measurement date.

Investments which are generally included in the Level 3 category are primarily valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs such as prepayment rates, probability of default, or loss severity in the event of default. Significant increases in any of those inputs in isolation would result in a significantly lower fair value measurement.

The fair values of these entities are dependent on economic, political and other considerations. The values of the investments may be affected by significant changes in the economic conditions, changes in government policies, and other factors (e.g., natural disasters, accidents, conflicts, etc.).

46

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2015

4. Fair Value (Continued)

Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Account’s Board of Directors. The Manager has established a Valuation Committee of senior officers and employees, with the responsibility of overseeing the pricing and valuation of all securities, including securities where market quotations are not readily available. The Valuation Committee meets monthly and reports directly to the Board of Directors. The Pricing Group who reports to the Valuation Committee relies on the established Pricing Policies to determine fair valuation. Included in the Pricing Policies is an overview of the approved valuation technique established for each asset class. The Pricing Group will consider all appropriate information available when determining fair valuation.

The Pricing Group relies on externally provided valuation inputs to determine the value of Level 3 securities. Security values are updated as new information becomes available. Valuation data and changes in valuation amounts are reviewed on a daily basis based on specified criteria for the security, asset class, and other factors. In addition, valuation data is periodically compared to actual transactions executed by the Accounts (i.e., purchases/sales) and differences between transaction prices and prior period valuation data are investigated based on specified tolerances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments. For example, short-term securities held in Money Market Account are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The beginning of the period timing recognition has been adopted for the significant transfers between levels of each Account’s assets and liabilities. There were no significant purchases, sales, or transfers into or out of Level 3, except as noted in the Level 3 roll forward. There were no transfers between Level 1 and Level 2 as of December 31, 2015.

The following is a summary of the inputs used as of December 31, 2015 in valuing the Accounts' securities carried at value (amounts shown in thousands):

			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Account		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Diversified International Account
Common Stocks
Basic Materials		$—	$7,505	$—	$7,505
Communications		1,009	31,604	—	32,613
Consumer, Cyclical		10,638	38,576	—	49,214
Consumer, Non-cyclical		7,436	39,060	—	46,496
Energy		6,699	8,379	—	15,078
Financial		15,243	55,838	—	71,081
Industrial		4,057	24,128	—	28,185
Technology		—	14,898	—	14,898
Utilities		—	7,328	—	7,328
Investment Companies*		895	—	—	895
Preferred Stocks
Basic Materials		—	610	—	610
	Total investments in securities $	45,977	$227,926	$—	$273,903

Equity Income Account
Common Stocks*		$527,746	$—	$—	$527,746
Investment Companies*		8,836	—	—	8,836
	Total investments in securities $	536,582	$—	$—	$536,582

Government & High Quality Bond Account
Bonds*		$—	$89,305	$—	$89,305
Investment Companies*		2,750	—	—	2,750
U.S. Government & Government Agency Obligations*		—	194,814	—	194,814
	Total investments in securities $	2,750	$284,119	$—	$286,869

47

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

4. Fair Value (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Account		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Income Account
Bonds*		$—	$158,877	$2,341	$161,218
Common Stocks*		—	—	—	—
Investment Companies*		7,887	—	—	7,887
Senior Floating Rate Interests*		—	183	—	183
U.S. Government & Government Agency Obligations*		—	87,021	—	87,021
	Total investments in securities $	7,887	$246,081	$2,341	$256,309

LargeCap Growth Account
Common Stocks*		$117,937	$—	$—	$117,937
Investment Companies*		1,728	—	—	1,728
	Total investments in securities $	119,665	$—	$—	$119,665

MidCap Account
Common Stocks*		$629,910	$—	$—	$629,910
Investment Companies*		1,750	—	—	1,750
	Total investments in securities $	631,660	$—	$—	$631,660

Money Market Account
Bonds*		$—	$2,602	$—	$2,602
Certificate of Deposit*		—	9,700	—	9,700
Commercial Paper*		—	223,544	—	223,544
Investment Companies*		16,140	—	—	16,140
Municipal Bonds*		—	16,280	—	16,280
Repurchase Agreements*		—	8,000	—	8,000
U.S. Government & Government Agency Obligations*		—	9,000	—	9,000
	Total investments in securities $	16,140	$269,126	$—	$285,266

Principal Capital Appreciation Account
Common Stocks*		$159,996	$—	$—	$159,996
Investment Companies*		2,553	—	—	2,553
	Total investments in securities $	162,549	$—	$—	$162,549

Real Estate Securities Account
Common Stocks*		$159,306	$—	$—	$159,306
Investment Companies*		938	—	—	938
	Total investments in securities $	160,244	$—	$—	$160,244

SAM Balanced Portfolio
Investment Companies*		$829,639	$—	$—	$829,639
	Total investments in securities $	829,639	$—	$—	$829,639

SAM Conservative Balanced Portfolio
Investment Companies*		$211,409	$—	$—	$211,409
	Total investments in securities $	211,409	$—	$—	$211,409

SAM Conservative Growth Portfolio
Investment Companies*		$297,823	$—	$—	$297,823
	Total investments in securities $	297,823	$—	$—	$297,823

48

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015

4. Fair Value (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Account		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

SAM Flexible Income Portfolio
Investment Companies*		$221,990	$—	$—	$221,990
	Total investments in securities $	221,990	$—	$—	$221,990

SAM Strategic Growth Portfolio
Investment Companies*		$238,075	$—	$—	$238,075
	Total investments in securities $	238,075	$—	$—	$238,075

Short-Term Income Account
Bonds*		$—	$155,648	$—	$155,648
Investment Companies*		3,688	—	—	3,688
U.S. Government & Government Agency Obligations*		—	388	—	388
	Total investments in securities $	3,688	$156,036	$—	$159,724

SmallCap Blend Account
Common Stocks
Communications		$10,604	$—	$5	$10,609
Consumer, Cyclical		32,078	—	—	32,078
Consumer, Non-cyclical		46,651	11	—	46,662
Energy		7,874	—	—	7,874
Financial		57,089	—	—	57,089
Industrial		19,462	—	—	19,462
Technology		27,121	—	—	27,121
Utilities		6,524	—	—	6,524
Investment Companies*		2,344	—	—	2,344
	Total investments in securities $	209,747	$11	$5	$209,763

*For additional detail regarding sector classifications, please see the Schedules of Investments **Futures are valued at the unrealized appreciation/(depreciation) of the instrument.

The changes in investments measured at fair value for which Level 3 inputs have been used to determine fair value are as follows (amounts in thousands):

			Accrued
			Discounts/
			Premiums							Net Change in Unrealized
	Value	Realized	and Change		Proceeds	Transfers		Transfers	Value	Appreciation/(Depreciation)
	December	Gain/	in Unrealized		from	into Level		Out of	December	on Investments Held at
	31, 2014	(Loss)	Gain/(Loss)	Purchases	Sales	3	*	Level 3**	31, 2015	December 31, 2015
Short-Term Income Account
Bonds	$2,909	$ —	$—	$ —	$ —	$—		$(2,909)	$—	$—
	$2,909	$ —	$—	$ —	$ —	$—		$(2,909)	$—	$—

*Securities are transferred into Level 3 for a variety of reasons including, but not limited to: 1. Securities where trading has been halted, 2. Securities that have certain restrictions on trading, 3. Instances in which a security is not priced by pricing services **Securities are transferred out of Level 3 for a variety of reasons including, but not limited to: 1. Securities where trading resumes, 2. Securities where trading restrictions have expired, 3. Instances in which a price becomes available from a pricing service

At the end of the period, there were no other Accounts which had a significant Level 3 balance. During the period, there were no significant purchases, sales or transfers into or out of Level 3, except as noted above.

49

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2015

5. Management Agreement and Transactions with Affiliates

Management Services. The Fund has agreed to pay investment advisory and management fees to the Manager (wholly owned by Principal Financial Services, Inc.) computed at an annual percentage rate of each account’s average daily net assets. A portion of the management fee is paid by Principal Management Corporation to the sub-advisor of each of the Accounts, some of which are affiliates of the Manager. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is .25% of aggregate net assets up to the first $1 billion and .20% of aggregate net assets over $1 billion. The annual rates used in this calculation for each of the other Accounts are as follows:

		Net Assets of Accounts (in millions)
	First $100	Next $100	Next $100	Next $100	Thereafter
Equity Income Account	.60%	.55%	.50%	.45%	.40%
MidCap Account	.65	.60	.55	.50	.45
Money Market Account	.50	.45	.40	.35	.30
Real Estate Securities Account	.90	.85	.80	.75	.70
SmallCap Blend Account	.85	.80	.75	.70	.65

		Net Assets of Accounts (in millions)
	First $250	Next $250	Next $250	Next $250	Thereafter
Diversified International Account	.85%	.80%	.75%	.70%	.65%

	Net Assets of Account (in millions)
	First $200	Next $300	Over $500
Short-Term Income Account	.50%	.45%	.40%

	Net Assets of Account (in millions)
	First $500	Over $500
Principal Capital Appreciation Account	.625%	.50%

		Net Assets of Account
	First $500	Next $500	Next $1	Next $1	Over $3
	million	million	billion	billion	billion
LargeCap Growth Account	.68%	.63%	.61%	.56%	.51%

Net Assets of Accounts (in billions)
	First $2	Over $2
Government & High Quality Bond Account	.50%	.45%
Income Account	.50	.45

The Manager has contractually agreed to reduce Short-Term Income Account’s expenses by .01% through the period ended April 30, 2016.

In addition, the Manager has voluntarily agreed to limit Money Market Account’s expenses to the extent necessary to maintain a 0% yield. The voluntary limit may be terminated at any time.

Amounts owed to the Accounts under the terms of the expense limitation agreements are reflected in the statement of assets and liabilities as expense reimbursement from Manager and are settled monthly.

Distribution and Shareholder Servicing Fees. Class 2 shares of the Accounts bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to Class 2 shares of each of the Accounts. Distribution fees are paid to Principal Funds Distributor, Inc., the principal distributor of the Accounts. A portion of the distribution fees may be paid to other selling dealers for providing certain services. The annual rate for Class 2 shares is .25%.

Effective June 9, 2015, Principal Funds Distributor, Inc. has contractually agreed to limit Money Market Account’s distribution fees attributable to Class 2 shares through April 30, 2016. The limit will maintain the level of distribution fees not to exceed 0% for Class 2 shares. Prior to June 9, 2015, the expense limit was voluntary.

50

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2015

5. Management Agreement and Transactions with Affiliates (Continued)

Affiliated Ownership. At December 31, 2015, Principal Life Insurance Company (an affiliate of the Manager) and/or one or more separate accounts sponsored by Principal Life Insurance Company owned shares of the Accounts as follows (amounts in thousands):

	Class 1	Class 2
Diversified International Account	19,777	15
Equity Income Account	11,907	47
Government & High Quality Bond Account	16,090	99
Income Account	57	2
LargeCap Growth Account	4,191	17
MidCap Account	9,471	—
Money Market Account	280,986	1,381
Principal Capital Appreciation Account	6,003	29
Real Estate Securities Account	7,153	78
SAM Balanced Portfolio	46,024	258
SAM Conservative Balanced Portfolio	16,400	263
SAM Conservative Growth Portfolio	9,238	324
SAM Flexible Income Portfolio	15,491	363
SAM Strategic Growth Portfolio	6,961	89
Short-Term Income Account	56,681	306
SmallCap Blend Account	14,876	59

6. Investment Transactions

For the year ended December 31, 2015, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments) by the Accounts were as follows (amounts shown in thousands):

	Purchases	Sales
Diversified International Account	$170,500	$324,370
Equity Income Account	61,164	105,914
Government & High Quality Bond Account	55,988	59,714
Income Account	26,273	38,233
LargeCap Growth Account	56,742	65,464
MidCap Account	178,887	252,768
Principal Capital Appreciation Account	28,205	41,183
Real Estate Securities Account	36,856	45,763
SAM Balanced Portfolio	232,172	284,513
SAM Conservative Balanced Portfolio	61,869	63,219
SAM Conservative Growth Portfolio	103,081	88,320
SAM Flexible Income Portfolio	58,808	60,165
SAM Strategic Growth Portfolio	109,270	90,729
Short-Term Income Account	119,457	215,856
SmallCap Blend Account	109,283	118,458

For the year ended December 31, 2015, the cost of U.S. government securities purchased and proceeds from U.S. government securities sold (not including short-term investments) by the Accounts were as follows (amounts shown in thousands):

	Purchases	Sales
Government & High Quality Bond Account	$10,095	$16,185
Income Account	6,446	18
Short-Term Income Account	—	1,999

51

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2015

6. Investment Transactions (Continued)

Diversified International Account and Short-Term Income Account had in-kind-redemptions during the year ended December 31, 2015. The in-kind-redemptions resulted in distributions of securities with a value of $84,478,000 and $77,560,000 and realized gains of $17,143,000 and $106,000, respectively. The realized gain is included in net realized gain (loss) from investment transactions on the statement of operations.

7. Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for the years ended December 31, 2015 and December 31, 2014 were as follows (amounts in thousands):

				Long-Term
	Ordinary Income			Capital Gain*		Section 1250 Gain^
	2015	2014		2015	2014	2015	2014
Diversified International Account	$7,420	$10,568	$	— $	— $	— $	—
Equity Income Account	14,128	15,602		—	—	—	—
Government & High Quality Bond Account	9,988	12,602		404	—	—	—
Income Account	11,813	12,657		—	—	—	—
LargeCap Growth Account	173	666		—	—	—	—
MidCap Account	3,428	3,262		70,945	57,283	—	—
Principal Capital Appreciation Account	482	2,271		2,910	5,052	—	—
Real Estate Securities Account	2,450	2,399		4,755	—	239	—
SAM Balanced Portfolio	26,872	29,328		64,637	130,737	—	—
SAM Conservative Balanced Portfolio	7,193	7,045		10,039	18,925	—	—
SAM Conservative Growth Portfolio	6,858	5,041		19,168	35,293	—	—
SAM Flexible Income Portfolio	8,698	9,416		5,225	12,090	—	—
SAM Strategic Growth Portfolio	5,459	4,097		17,641	35,588	—	—
Short-Term Income Account	4,459	4,274		—	—	—	—
SmallCap Blend Account	476	224		6,648	1,866	—	—

* The Accounts designate these distributions as long-term capital gain dividends per IRC Sec. 852(b)(3)(C) in the 20-percent group (which may be taxed at a 20-percent rate, a 15-percent rate or a 0-percent rate, depending on the shareholder’s taxable income).

^ Unrecaptured Section 1250 gains are gains from the sale of depreciable property that are subject to a maximum tax rate of 25%.

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

52

NOTES TO FINANCIAL STATEMENTS

PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2015

7. Federal Tax Information (Continued)

Distributable Earnings. As of December 31, 2015, the components of distributable earnings on a federal tax basis were as follows (amounts in thousands):

						Total
	Undistributed	Undistributed		Net Unrealized	Other	Accumulated
	Ordinary	Long-Term	Accumulated	Appreciation	Temporary	Earnings
	Income	Capital Gains	Losses	(Depreciation)	Differences*	(Deficit)
Diversified International Account	$5,956	$—	$(97,737)	$24,287	$—	$(67,494)
Equity Income Account	14,477	26,547	—	178,614	—	219,638
Government & High Quality Bond Account	9,147	—	(22,657)	(2,887)	(60)	(16,457)
Income Account	10,626	—	(1,973)	404	—	9,057
LargeCap Growth Account	284	—	(12,361)	27,541	—	15,464
MidCap Account	2,759	100,852	—	173,434	—	277,045
Money Market Account	—	—	(8)	—	—	(8)
Principal Capital Appreciation Account	1,744	1,187	—	31,117	—	34,048
Real Estate Securities Account	2,560	13,725	—	44,714	—	60,999
SAM Balanced Portfolio	16,569	48,124	—	49,469	—	114,162
SAM Conservative Balanced Portfolio	5,225	7,819	—	5,240	—	18,284
SAM Conservative Growth Portfolio	4,022	15,685	—	11,878	—	31,585
SAM Flexible Income Portfolio	7,106	4,130	—	5,901	—	17,137
SAM Strategic Growth Portfolio	3,369	12,907	—	2,114	—	18,390
Short-Term Income Account	3,579	—	(16,882)	(1,004)	(24)	(14,331)
SmallCap Blend Account	620	8,408	—	(354)	—	8,674

*Represents book-to-tax accounting differences.

Capital Loss Carryforwards. For federal income tax purposes, capital loss carryforwards are losses that can be used to offset future capital gains of an account. At December 31, 2015, the following Accounts had approximate net capital loss carryforwards as follows (amounts in thousands):

Net Capital Loss Carryforward Expiring In:				No Expiration
				Short-	Long-
	2016	2017	2018	Term	Term	Total
Diversified International Account	$—	$97,737	$—	$—	$—	$97,737
Government & High Quality Bond Account	18,770	3,887	—	—	—	22,657
Income Account	—	389	1,584	—	—	1,973
LargeCap Growth Account	—	12,361	—	—	—	12,361
Money Market Account	4	4	—	—	—	8
Short-Term Income Account	8,447	8,298	—	137	—	16,882

Capital losses generated in taxable years beginning after the enactment date of the Regulated Investment Company Modernization Act of 2010, December 22, 2010, will be carried forward with no expiration and with the character of the loss retained. These capital losses must be fully utilized before the pre-enactment capital loss carryforwards listed in the table above.

53

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2015

7. Federal Tax Information (Continued)

As of December 31, 2015, the following Accounts utilized capital loss carryforwards as follows (amounts in thousands):

Utilized
Diversified International Account	$13,070
Equity Income Account	3,348
Income Account	1,409
LargeCap Growth Account	4,958
Money Market Account	1

Late-Year Losses. A regulated investment company may elect to treat any portion of its qualified late-year loss as arising on the first day of the next taxable year. Qualified late-year losses are certain capital and ordinary losses which occur during the portion of the Account’s taxable year subsequent to October 31. For the taxable year ended December 31, 2015, the Accounts do not plan to defer any late-year losses.

Reclassification of Capital Accounts. The Accounts may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Accounts. The reclassifications are a result of permanent differences between GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Accounts’ distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2015, the Accounts recorded reclassifications as follows (amounts in thousands):

	Accumulated	Accumulated
	Undistributed Net	Net Realized Gain
	Investment Income	on Investments	Paid in Capital
Diversified International Account	$411	$(17,215)	$16,804
Equity Income Account	(2,171)	2,172	(1)
Government & High Quality Bond Account	1,152	(1,152)	—
Income Account	1,060	(1,060)	—
MidCap Account	(117)	117	—
Principal Capital Appreciation Account	—	(1,102)	1,102
Short-Term Income Account	—	(106)	106
SmallCap Blend Account	45	(150)	105

54

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2015

7. Federal Tax Information (Continued)

Federal Income Tax Basis. At December 31, 2015, the net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the Accounts were as follows (amounts in thousands):

	Unrealized	Unrealized	Net Unrealized	Cost for Federal
	Appreciation	(Depreciation)	Appreciation (Depreciation)	Income Tax Purposes
Diversified International Account	$40,890	$(16,453)	$24,437	$249,466
Equity Income Account	202,458	(23,844)	178,614	357,968
Government & High Quality Bond Account	5,217	(8,104)	(2,887)	289,756
Income Account	9,202	(8,798)	404	255,905
LargeCap Growth Account	29,752	(2,211)	27,541	92,124
MidCap Account	196,082	(22,648)	173,434	458,226
Money Market Account	—	—	—	285,266
Principal Capital Appreciation Account	38,224	(7,107)	31,117	131,432
Real Estate Securities Account	46,175	(1,461)	44,714	115,530
SAM Balanced Portfolio	76,195	(26,726)	49,469	780,170
SAM Conservative Balanced Portfolio	11,323	(6,083)	5,240	206,169
SAM Conservative Growth Portfolio	25,775	(13,897)	11,878	285,945
SAM Flexible Income Portfolio	11,747	(5,846)	5,901	216,089
SAM Strategic Growth Portfolio	17,295	(15,181)	2,114	235,961
Short-Term Income Account	689	(1,693)	(1,004)	160,728
SmallCap Blend Account	20,646	(21,000)	(354)	210,117

8. Subsequent Events

Management has evaluated events and transactions that have occurred through the date the financial statements were issued that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

55

Schedule of Investments
Diversified International Account
December 31, 2015

COMMON STOCKS - 99.17%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Advertising - 0.41%			Commercial Services - 1.04%
WPP PLC	48,864	$1,124	Ashtead Group PLC	59,332	$977
			Ritchie Bros Auctioneers Inc	21,600	520
			TAL Education Group ADR(a)	29,298	1,361
Aerospace & Defense - 0.93%					$2,858
Safran SA	25,313	1,739
Thales SA	10,891	815	Computers - 0.52%
		$2,554	Cap Gemini SA	15,262	1,416

Agriculture - 1.05%
Imperial Tobacco Group PLC	26,569	1,403	Diversified Financial Services - 2.23%
KT&G Corp	16,604	1,476	Euronext NV (c)	5,068	260
		$2,879	Intermediate Capital Group PLC	68,523	631
			Macquarie Group Ltd	46,671	2,792
Airlines - 1.35%			ORIX Corp	138,700	1,946
International Consolidated Airlines Group SA	116,052	1,040	Paragon Group of Cos PLC/The	93,498	486
Ryanair Holdings PLC ADR	30,707	2,655			$6,115
		$3,695
			Electric - 2.14%
Automobile Manufacturers - 4.46%			Enel SpA	357,272	1,498
Daimler AG	22,631	1,891	Iberdrola SA	335,293	2,377
Fuji Heavy Industries Ltd	43,600	1,796	Korea Electric Power Corp	46,917	1,988
Maruti Suzuki India Ltd	18,946	1,319			$5,863
Renault SA	21,668	2,169
Toyota Motor Corp	82,363	5,072	Electrical Components & Equipment - 0.28%
		$12,247	Prysmian SpA	35,729	781

Automobile Parts & Equipment - 1.44%
Bridgestone Corp	47,303	1,623	Electronics - 2.74%
Continental AG	9,679	2,341	Hon Hai Precision Industry Co Ltd	1,038,996	2,543
		$3,964	Hoya Corp	55,896	2,286
			Murata Manufacturing Co Ltd	18,659	2,684
Banks - 11.93%					$7,513
Axis Bank Ltd	178,579	1,205
Bank of Ireland (a)	2,500,338	916	Energy - Alternate Sources - 0.68%
Bank of Kyoto Ltd/The	70,726	656	Vestas Wind Systems A/S	26,703	1,865
Bank of Montreal	37,267	2,103
Canadian Imperial Bank of Commerce/Canada	18,200	1,199	Engineering & Construction - 1.55%
China Construction Bank Corp	2,080,728	1,419	Acciona SA	8,726	747
Commonwealth Bank of Australia	25,251	1,561	Promotora y Operadora de Infraestructura	57,493	676
Danske Bank A/S	57,331	1,538	SAB de CV (a)
HDFC Bank Ltd (b)	15,377	309
			Skanska AB	40,506	786
HDFC Bank Ltd ADR	7,514	463	Vinci SA	32,032	2,053
KBC Groep NV	22,987	1,437			$4,262
Mediobanca SpA	152,612	1,463
Mitsubishi UFJ Financial Group Inc	489,449	3,032	Entertainment - 0.24%
Mizuho Financial Group Inc	1,308,970	2,618	Betfair Group PLC	11,346	652
Nordea Bank AB	204,756	2,247
Royal Bank of Canada	41,059	2,200	Food - 3.56%
Skandinaviska Enskilda Banken AB	163,895	1,724	Delhaize Group	19,767	1,924
Sumitomo Mitsui Financial Group Inc	43,044	1,625	Ezaki Glico Co Ltd	17,111	924
Svenska Handelsbanken AB	83,407	1,108	Greencore Group PLC	130,835	683
Toronto-Dominion Bank/The	82,608	3,238	Gruma SAB de CV	65,613	920
Yes Bank Ltd	64,646	705	JBS SA	294,400	919
		$32,766	Nestle SA	50,566	3,754
Beverages - 1.37%			Uni-President Enterprises Corp	397,280	662
Ambev SA	264,800	1,195			$9,786
Anheuser-Busch InBev SA/NV	20,563	2,559	Forest Products & Paper - 0.75%
		$3,754	Mondi PLC	77,616	1,521
Biotechnology - 1.25%			Smurfit Kappa Group PLC	21,414	549
China Biologic Products Inc (a)	5,252	748			$2,070
CSL Ltd	19,203	1,464
Genmab A/S (a)	9,182	1,221	Hand & Machine Tools - 0.33%
			Fuji Electric Co Ltd	218,263	915
		$3,433

Building Materials - 1.22%			Healthcare - Services - 1.27%
CRH PLC	74,655	2,153	Fresenius SE & Co KGaA	32,040	2,282
Kingspan Group PLC	44,647	1,204	Netcare Ltd	193,269	423
		$3,357	Ramsay Health Care Ltd	16,021	788
Chemicals - 1.71%					$3,493
Evonik Industries AG	34,233	1,132
Givaudan SA (a)	663	1,203	Home Builders - 2.99%
			Barratt Developments PLC	223,029	2,055
Lonza Group AG (a)	9,186	1,494	Persimmon PLC (a)	39,677	1,184
Yara International ASA	19,987	860	Sekisui House Ltd	128,532	2,161
		$4,689

See accompanying notes.

56

Schedule of Investments
Diversified International Account
December 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Home Builders (continued)			Private Equity - 0.49%
Taylor Wimpey PLC	945,017	$2,825	3i Group PLC	191,096	$1,354
		$8,225

Home Furnishings - 1.08%			Real Estate - 2.90%
Howden Joinery Group PLC	137,736	1,067	Brookfield Asset Management Inc	122,913	3,877
Steinhoff International Holdings NV	374,758	1,903	Cheung Kong Property Holdings Ltd	146,160	946
		$2,970	Deutsche Wohnen AG	46,630	1,289
			Vonovia SE	41,685	1,288
Insurance - 7.14%			Wheelock & Co Ltd	135,369	568
AXA SA	87,423	2,389			$7,968
BB Seguridade Participacoes SA	159,700	982
Direct Line Insurance Group PLC	413,603	2,479	REITS - 0.28%
Fairfax Financial Holdings Ltd	2,488	1,181	Segro PLC	122,423	775
Hannover Rueck SE	22,255	2,541
Legal & General Group PLC	410,851	1,621	Retail - 6.09%
NN Group NV	24,384	861	Alimentation Couche-Tard Inc	85,523	3,765
PICC Property & Casualty Co Ltd	342,225	676	CK Hutchison Holdings Ltd	200,011	2,689
Prudential PLC	84,787	1,910	Dollarama Inc	45,184	2,610
Sampo Oyj	28,768	1,461	GS Retail Co Ltd	17,588	801
SCOR SE	33,591	1,257	Next PLC	12,249	1,315
Tokio Marine Holdings Inc	57,950	2,238	Pandora A/S	26,459	3,336
		$19,596	Travis Perkins PLC	20,503	595
Internet - 1.96%			Wal-Mart de Mexico SAB de CV	637,222	1,608
Alibaba Group Holding Ltd ADR(a)	12,421	1,009			$16,719
Auto Trader Group PLC (a),(c)	172,056	1,122
			Semiconductors - 3.21%
Tencent Holdings Ltd	165,893	3,248	ARM Holdings PLC	90,436	1,378
		$5,379	Dialog Semiconductor PLC (a)	16,588	554
Investment Companies - 0.91%			Infineon Technologies AG	103,004	1,502
Investor AB	68,219	2,507	Samsung Electronics Co Ltd	2,333	2,488
			Taiwan Semiconductor Manufacturing Co Ltd	668,140	2,882
					$8,804
Leisure Products & Services - 0.27%
Yamaha Motor Co Ltd	33,083	742	Software - 1.70%
			HCL Technologies Ltd	58,046	749
			SAP SE	28,766	2,283
Media - 1.76%			UBISOFT Entertainment (a)	56,890	1,646
ITV PLC	800,663	3,260			$4,678
ProSiebenSat.1 Media SE	31,329	1,580
		$4,840	Telecommunications - 7.74%
			Bharti Infratel Ltd	155,786	1,005
Mining - 0.27%			BT Group PLC	443,360	3,079
BHP Billiton PLC	66,883	746	China Mobile Ltd	235,454	2,650
			China Telecom Corp Ltd	2,792,556	1,303
Miscellaneous Manufacturers - 1.31%			Deutsche Telekom AG	165,901	2,980
FUJIFILM Holdings Corp	58,480	2,441	KDDI Corp	89,662	2,329
Largan Precision Co Ltd	17,000	1,163	Nippon Telegraph & Telephone Corp	74,713	2,973
		$3,604	NTT DOCOMO Inc	78,800	1,616
			Orange SA	148,540	2,484
Oil & Gas - 3.95%			Proximus SADP	26,146	851
Bharat Petroleum Corp Ltd	65,555	880			$21,270
Caltex Australia Ltd	72,915	1,993
Canadian Natural Resources Ltd	68,400	1,494	Transportation - 1.89%
Lukoil PJSC ADR	30,754	996	Canadian National Railway Co	49,228	2,752
Statoil ASA	94,765	1,322	East Japan Railway Co	19,300	1,818
Suncor Energy Inc	71,270	1,840	Euronav NV	45,901	629
TOTAL SA	51,735	2,319			$5,199
		$10,844
			Water - 0.53%
Pharmaceuticals - 7.39%			Veolia Environnement SA	61,732	1,465
Actelion Ltd (a)	9,861	1,370
BTG PLC (a)	89,546	907	TOTAL COMMON STOCKS		$272,398
Novartis AG	34,230	2,944	INVESTMENT COMPANIES - 0.33%	Shares Held Value (000's)
Novo Nordisk A/S	77,184	4,469
Roche Holding AG	21,313	5,906	Publicly Traded Investment Fund - 0.33%
Shire PLC	42,612	2,924	BlackRock Liquidity Funds FedFund Portfolio	895,461	895
Teva Pharmaceutical Industries Ltd ADR	27,003	1,773
		$20,293	TOTAL INVESTMENT COMPANIES		$895

Pipelines - 0.86%
Keyera Corp	24,640	717
TransCanada Corp	50,573	1,652
		$2,369

See accompanying notes.

57

		Schedule of Investments
		Diversified International Account
		December 31, 2015

PREFERRED STOCKS - 0.22%	Shares Held	Value (000	's)
Chemicals - 0.22%
FUCHS PETROLUB SE	12,945	$610

TOTAL PREFERRED STOCKS		$610
Total Investments		$273,903
Other Assets in Excess of Liabilities, Net - 0.28%		$757
TOTAL NET ASSETS - 100.00%		$274,660

(a)	Non-Income Producing Security
(b)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. At the end of the period, the fair value of these securities totaled $309 or 0.11% of net assets.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $1,382 or 0.50% of net assets.

Portfolio Summary (unaudited)

Country	Percent
Japan	15.10%
United Kingdom	12.31%
Canada	10.61%
Germany	7.89%
France	7.20%
Switzerland	6.08%
Denmark	4.53%
Ireland	4.03%
China	3.56%
Australia	3.41%
Sweden	3.04%
Belgium	2.69%
Taiwan, Province Of China	2.64%
Hong Kong	2.50%
Korea, Republic Of	2.46%
India	2.42%
South Africa	1.39%
Italy	1.36%
Mexico	1.17%
Spain	1.14%
Brazil	1.13%
Norway	0.79%
Israel	0.65%
Finland	0.53%
Netherlands	0.40%
Russian Federation	0.36%
United States	0.33%
Other Assets in Excess of Liabilities, Net	0.28%
TOTAL NET ASSETS	100.00%

See accompanying notes.

58

Schedule of Investments
Equity Income Account
December 31, 2015

COMMON STOCKS - 98.40%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Aerospace & Defense - 2.39%			Gas - 1.14%
Lockheed Martin Corp	29,848	$6,481	Sempra Energy	65,151	$6,125
Raytheon Co	50,716	6,316
		$12,797	Healthcare - Products - 2.30%
Apparel - 1.02%			Becton Dickinson and Co	29,455	4,539
VF Corp	88,161	5,488	Medtronic PLC	101,616	7,816
					$12,355

Automobile Manufacturers - 1.33%			Insurance - 6.40%
PACCAR Inc	150,879	7,152	ACE Ltd	125,268	14,638
			Allstate Corp/The	74,872	4,649
			Chubb Corp/The	8,861	1,175
Automobile Parts & Equipment - 2.36%			MetLife Inc	243,502	11,739
Autoliv Inc	62,592	7,810	Swiss Re AG ADR	86,116	2,111
Johnson Controls Inc	122,223	4,826			$34,312
		$12,636
			Machinery - Diversified - 2.09%
Banks - 9.97%			Deere & Co	147,211	11,228
Australia & New Zealand Banking Group Ltd	19,221	389
ADR
Bank of Nova Scotia/The	109,900	4,444	Media - 0.20%
Grupo Financiero Santander Mexico SAB de	246,333	2,136	Walt Disney Co/The	10,336	1,086
CV ADR
JPMorgan Chase & Co	200,491	13,238	Mining - 0.25%
M&T Bank Corp	34,420	4,171	BHP Billiton Ltd ADR	52,637	1,356
PNC Financial Services Group Inc/The	115,709	11,028
US Bancorp	191,696	8,180
Wells Fargo & Co	181,712	9,878	Miscellaneous Manufacturers - 1.97%
		$53,464	3M Co	21,396	3,223
			Parker-Hannifin Corp	75,603	7,332
Beverages - 0.81%					$10,555
Coca-Cola Co/The	100,807	4,331
			Oil & Gas - 9.57%
			Chevron Corp	68,995	6,207
Chemicals - 1.88%			Cimarex Energy Co	66,148	5,912
Air Products & Chemicals Inc	33,980	4,421	Crescent Point Energy Corp	42,920	500
EI du Pont de Nemours & Co	58,776	3,914	Exxon Mobil Corp	95,899	7,475
PPG Industries Inc	17,556	1,735	HollyFrontier Corp	34,006	1,357
		$10,070	Marathon Oil Corp	31,043	391
Computers - 4.33%			Marathon Petroleum Corp	221,020	11,458
Accenture PLC - Class A	17,741	1,854	Occidental Petroleum Corp	143,871	9,727
Apple Inc	126,952	13,363	Royal Dutch Shell PLC - B shares ADR	180,020	8,288
EMC Corp/MA	224,974	5,777			$51,315
International Business Machines Corp	16,406	2,258	Pharmaceuticals - 10.69%
		$23,252	Abbott Laboratories	205,408	9,225
Distribution & Wholesale - 0.82%			GlaxoSmithKline PLC ADR	26,484	1,069
Genuine Parts Co	50,956	4,377	Johnson & Johnson	63,849	6,559
			Merck & Co Inc	163,819	8,653
			Novartis AG ADR	74,117	6,377
Diversified Financial Services - 6.04%			Pfizer Inc	292,759	9,450
BlackRock Inc	33,526	11,416	Roche Holding AG ADR	267,784	9,230
Discover Financial Services	172,757	9,263	Teva Pharmaceutical Industries Ltd ADR	102,838	6,750
FNF Group	338,521	11,737			$57,313
		$32,416
			Pipelines - 2.36%
Electric - 5.43%			Enterprise Products Partners LP	349,458	8,939
Eversource Energy	143,302	7,318	Kinder Morgan Inc/DE	251,292	3,749
NextEra Energy Inc	56,058	5,824			$12,688
WEC Energy Group Inc	141,658	7,269
Xcel Energy Inc	242,868	8,721	Private Equity - 1.10%
		$29,132	KKR & Co LP	378,433	5,900

Electrical Components & Equipment - 0.74%
Emerson Electric Co	83,605	3,999	REITS - 4.38%
			American Capital Agency Corp	275,603	4,779
			Annaly Capital Management Inc	567,013	5,319
Electronics - 1.24%			Digital Realty Trust Inc	177,050	13,388
Garmin Ltd	59,172	2,199			$23,486
Honeywell International Inc	42,829	4,436
		$6,635	Retail - 1.97%
			Costco Wholesale Corp	25,967	4,194
Food - 3.12%			Starbucks Corp	90,506	5,433
Kraft Heinz Co/The	77,941	5,671	Tiffany & Co	12,167	928
Kroger Co/The	264,421	11,061			$10,555
		$16,732
			Semiconductors - 5.21%
			Applied Materials Inc	385,220	7,192

See accompanying notes.

59

			Schedule of Investments
			Equity Income Account
			December 31, 2015

COMMON STOCKS (continued)	Shares Held	Value (000	's)

Semiconductors (continued)
Maxim Integrated Products Inc	116,756		$4,437
Microchip Technology Inc	204,565		9,520
Taiwan Semiconductor Manufacturing Co Ltd	298,043		6,781
ADR
			$27,930

Software - 0.99%
Microsoft Corp	95,393		5,292

Telecommunications - 2.38%
BCE Inc	184,494		7,125
Verizon Communications Inc	121,607		5,621
			$12,746

Toys, Games & Hobbies - 1.96%
Hasbro Inc	156,030		10,510

Transportation - 1.96%
Norfolk Southern Corp	38,780		3,280
Union Pacific Corp	51,730		4,045
United Parcel Service Inc	33,123		3,188
			$10,513
TOTAL COMMON STOCKS			$527,746
INVESTMENT COMPANIES - 1.65%	Shares Held	Value (000	's)

Publicly Traded Investment Fund - 1.65%
BlackRock Liquidity Funds FedFund Portfolio	8,836,937		8,836

TOTAL INVESTMENT COMPANIES			$8,836
Total Investments			$536,582
Liabilities in Excess of Other Assets, Net - (0.05)%			$(241)
TOTAL NET ASSETS - 100.00%			$536,341

Portfolio Summary (unaudited)
Sector			Percent
Financial			27.89%
Consumer, Non-cyclical			16.92%
Energy			11.93%
Technology			10.53%
Industrial			10.39%
Consumer, Cyclical			9.46%
Utilities			6.57%
Communications			2.58%
Basic Materials			2.13%
Exchange Traded Funds			1.65%
Liabilities in Excess of Other Assets, Net			(0.05)%
TOTAL NET ASSETS			100.00%

See accompanying notes.

60

Schedule of Investments
Government & High Quality Bond Account
December 31, 2015

INVESTMENT COMPANIES - 0.95%	Shares Held Value (000's)			Principal
			BONDS (continued)	Amount (000's) Value (000's)
Publicly Traded Investment Fund - 0.95%
BlackRock Liquidity Funds FedFund Portfolio	2,750,964	$2,750	Home Equity Asset Backed Securities - 1.11%
			ACE Securities Corp Mortgage Loan Trust
TOTAL INVESTMENT COMPANIES		$2,750	Series 2007-D1
			6.34%, 02/25/2038(a),(b)	$1,800	$1,730

	Principal		6.93%, 02/25/2038(b)	1,476	1,456
BONDS - 30.96%	Amount (000's) Value (000's)
					$3,186
Commercial Mortgage Backed Securities - 14.05%
			Mortgage Backed Securities - 15.77%
CFCRE Commercial Mortgage Trust 2011-C1			Citigroup Mortgage Loan Trust 2009-11
5.87%, 04/15/2044(a),(b)	$1,000	$1,082	1.57%, 10/25/2035(a),(b)	73	73
			Citigroup Mortgage Loan Trust 2010-10
Citigroup Commercial Mortgage Trust 2015-GC35			2.56%, 02/25/2036(a),(b)	1,400	1,379
4.35%, 11/10/2048(a)	700	710	Fannie Mae Grantor Trust 2005-T1
COMM 2014-UBS4 Mortgage Trust			0.77%, 05/25/2035(a)	400	392
4.62%, 08/10/2047(a)	1,000	943	Fannie Mae Interest Strip
Ginnie Mae			3.50%, 12/25/2043	2,733	490
0.11%, 04/16/2053(a)	8,898	227	Fannie Mae REMICS
0.48%, 05/16/2053(a)	10,692	506	2.00%, 02/25/2040(a)	1,521	1,497
0.53%, 01/16/2054(a)	20,355	964	2.50%, 11/25/2041	1,051	1,056
0.57%, 02/16/2053(a)	19,006	869	3.00%, 04/25/2045	1,023	921
0.69%, 03/16/2049(a)	8,151	328	3.50%, 01/25/2028(a)	5,241	615
0.71%, 04/16/2047(a)	16,119	869	3.50%, 01/25/2040(a)	5,783	734
0.74%, 11/16/2045(a)	26,084	1,443	3.50%, 11/25/2042(a)	6,220	1,157
0.77%, 09/16/2051(a)	5,259	311	4.00%, 12/25/2039	3,155	343
0.78%, 12/16/2053(a)	14,632	847	4.00%, 11/25/2042(a)	3,263	774
0.80%, 02/16/2053(a)	20,752	1,374	7.00%, 04/25/2032	233	265
0.83%, 11/16/2052(a)	17,199	1,083	8.70%, 12/25/2019	2	2
0.84%, 10/16/2054(a)	14,419	701	Freddie Mac REMICS
0.88%, 03/16/2052(a)	16,824	1,231	1.50%, 04/15/2028	2,091	2,041
0.88%, 02/16/2053(a)	15,114	986	2.04%, 10/15/2040(a)	6,419	450
0.93%, 01/16/2053(a)	9,140	652	2.50%, 11/15/2028(a)	6,853	498
0.95%, 07/16/2047(a)	8,506	565	2.50%, 11/15/2032	1,621	1,590
0.95%, 09/16/2053(a)	11,620	461	2.50%, 01/15/2043(a)	4,232	597
0.95%, 02/16/2055(a)	25,453	1,130	2.50%, 02/15/2043	1,560	1,512
0.96%, 02/16/2046(a)	13,168	803	3.00%, 11/15/2030(a)	5,182	447
0.96%, 09/16/2053(a)	13,729	863	3.00%, 05/15/2033	2,700	2,657
0.96%, 01/16/2057(a)	8,026	641	3.00%, 06/15/2033(a)	9,085	830
1.01%, 10/16/2056(a)	6,947	589	3.00%, 11/15/2035	950	932
1.22%, 03/16/2049(a)	29,528	1,844	3.00%, 06/15/2040	876	897
2.27%, 03/16/2046(a)	1,602	1,590	3.50%, 10/15/2027	7,162	830
2.30%, 08/16/2041	1,766	1,790	3.50%, 08/15/2040(a)	5,563	558
2.63%, 09/16/2055(a)	598	592	4.00%, 05/15/2039	4,200	4,377
3.00%, 09/16/2049	350	332	4.00%, 10/15/2040	3,000	3,147
3.49%, 07/16/2045(a)	1,777	1,823	4.50%, 05/15/2037(a)	960	995
GS Mortgage Securities Trust 2011-GC5			Freddie Mac Strips
5.31%, 08/10/2044(a),(b)	900	901	1.95%, 10/15/2037(a)	18,870	1,285
GS Mortgage Securities Trust 2015-GC34			2.01%, 02/15/2038(a)	15,957	1,149
4.81%, 10/10/2048	900	864	3.00%, 12/15/2032(a)	9,693	1,164
JP Morgan Chase Commercial Mortgage			Ginnie Mae
Securities Trust 2011-C5			1.24%, 03/20/2041(a)	5,765	256
5.32%, 08/15/2046(a),(b)	2,000	2,203	3.50%, 12/20/2034(a)	5,681	312
JP Morgan Chase Commercial Mortgage			3.50%, 05/20/2039	382	395
Securities Trust 2013-C10			3.50%, 05/20/2043(a)	7,112	1,000
3.37%, 12/15/2047(a)	1,200	1,196	3.50%, 04/16/2044	618	608
JP Morgan Chase Commercial Mortgage			JP Morgan Mortgage Trust 2013-1
Securities Trust 2013-C16			3.00%, 03/25/2043(b)	1,485	1,452
4.94%, 12/15/2046(a)	1,800	1,935	New Residential Mortgage Loan Trust 2014-
JPMBB Commercial Mortgage Securities			1
Trust 2014-C25			5.00%, 01/25/2054(a),(b)	1,854	1,990
4.45%, 11/15/2047(a)	1,000	967	New Residential Mortgage Loan Trust 2014-
WFRBS Commercial Mortgage Trust 2013-			3
C14			4.75%, 11/25/2054(a),(b)	1,290	1,357
4.00%, 06/15/2046(a),(b)	1,000	897	New Residential Mortgage Loan Trust 2015-
WFRBS Commercial Mortgage Trust 2014-			2
C23			5.60%, 08/25/2055(a)	1,400	1,449
4.38%, 10/15/2057(a)	1,000	1,026	Springleaf Mortgage Loan Trust 2013-3
WFRBS Commercial Mortgage Trust 2014-			3.79%, 09/25/2057(a),(b)	1,000	1,010
LC14					$45,483
4.34%, 03/15/2047(a)	2,450	2,407
			Other Asset Backed Securities - 0.03%
		$40,545	Chase Funding Trust Series 2004-1
			0.88%, 12/25/2033(a)	98	91

			TOTAL BONDS		$89,305

See accompanying notes.

61

Schedule of Investments
Government & High Quality Bond Account
December 31, 2015

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS - 67.53%	Amount (000's) Value (000's)		AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)
Federal Home Loan Mortgage Corporation (FHLMC) -			Federal Home Loan Mortgage Corporation (FHLMC)
14.39%			(continued)
2.00%, 02/01/2028	$1,842	$1,827	6.50%, 12/01/2027	$7	$7
2.00%, 03/01/2028	468	464	6.50%, 01/01/2028	8	9
2.48%, 09/01/2032(a)	27	28	6.50%, 03/01/2028	5	6
2.50%, 09/01/2027	670	682	6.50%, 09/01/2028	2	2
2.50%, 02/01/2028	1,357	1,380	6.50%, 10/01/2028	32	36
3.00%, 02/01/2027	513	530	6.50%, 11/01/2028	7	8
3.00%, 08/01/2042	1,122	1,121	6.50%, 12/01/2028	16	18
3.00%, 10/01/2042	1,543	1,544	6.50%, 03/01/2029	7	8
3.00%, 10/01/2042	797	798	6.50%, 07/01/2031	68	77
3.00%, 10/01/2042	1,435	1,436	6.50%, 08/01/2031	6	7
3.00%, 05/01/2043	1,619	1,619	6.50%, 10/01/2031	9	10
3.50%, 02/01/2032	2,153	2,251	6.50%, 10/01/2031	16	19
3.50%, 04/01/2042	2,575	2,655	6.50%, 12/01/2031	31	36
3.50%, 04/01/2042	611	630	6.50%, 02/01/2032	28	32
3.50%, 05/01/2042	885	914	6.50%, 05/01/2032	65	74
3.50%, 07/01/2042	3,178	3,279	6.50%, 04/01/2035	10	12
3.50%, 09/01/2042	1,465	1,510	7.00%, 09/01/2023	12	13
3.50%, 10/01/2042	906	935	7.00%, 12/01/2023	5	6
3.50%, 02/01/2044	1,338	1,383	7.00%, 01/01/2024	6	7
4.00%, 12/01/2040	618	657	7.00%, 09/01/2027	7	8
4.00%, 07/01/2042	1,167	1,248	7.00%, 01/01/2028	58	65
4.00%, 01/01/2043	1,832	1,945	7.00%, 04/01/2028	32	38
4.00%, 06/01/2043	2,082	2,214	7.00%, 05/01/2028	5	5
4.50%, 08/01/2033	81	87	7.00%, 10/01/2031	13	16
4.50%, 07/01/2039	1,181	1,282	7.00%, 10/01/2031	17	19
4.50%, 12/01/2040	1,253	1,352	7.00%, 04/01/2032	96	113
4.50%, 05/01/2041	1,205	1,308	7.50%, 10/01/2030	16	19
4.50%, 11/01/2043	1,594	1,755	7.50%, 02/01/2031	7	7
5.00%, 10/01/2025	285	311	7.50%, 02/01/2031	7	8
5.00%, 02/01/2033	354	391	7.50%, 02/01/2031	14	16
5.00%, 06/01/2033	296	329	8.00%, 10/01/2030	28	33
5.00%, 05/01/2035	126	138	8.00%, 12/01/2030	2	2
5.00%, 07/01/2035	58	65	8.50%, 07/01/2029	32	36
5.00%, 07/01/2035	25	27			$41,506
5.00%, 07/01/2035	211	233
5.00%, 10/01/2035	98	109	Federal National Mortgage Association (FNMA) - 35.95%
5.50%, 04/01/2018	29	29	2.00%, 10/01/2027	675	669
5.50%, 03/01/2024	16	18	2.00%, 10/01/2027	1,749	1,735
5.50%, 03/01/2033	239	266	2.00%, 07/01/2030	1,432	1,408
			2.32%, 12/01/2032(a)	48	50
5.50%, 04/01/2038	18	20	2.34%, 07/01/2034(a)	66	70
5.50%, 05/01/2038	94	104	2.48%, 12/01/2033(a)	191	200
6.00%, 04/01/2017	10	10
6.00%, 04/01/2017	14	14	2.50%, 05/01/2027	1,755	1,784
6.00%, 05/01/2017	11	11	2.50%, 06/01/2027	2,103	2,137
6.00%, 07/01/2017	6	6	2.50%, 06/01/2027	1,662	1,689
6.00%, 12/01/2023	8	9	2.50%, 05/01/2028	1,070	1,086
6.00%, 05/01/2031	21	24	2.50%, 07/01/2028	783	786
6.00%, 12/01/2031	26	29	3.00%, 05/01/2028	1,390	1,436
6.00%, 09/01/2032	30	34	3.00%, 05/01/2029	1,617	1,672
6.00%, 11/01/2033	52	59	3.00%, 10/01/2042	2,310	2,325
6.00%, 11/01/2033	72	81	3.00%, 11/01/2042	790	789
6.00%, 05/01/2034	341	381	3.00%, 11/01/2042	2,500	2,516
6.00%, 05/01/2034	196	224	3.00%, 01/01/2043	1,062	1,069
6.00%, 09/01/2034	107	122	3.00%, 02/01/2043	1,572	1,585
6.00%, 02/01/2035	112	128	3.00%, 02/01/2043	1,623	1,630
6.00%, 10/01/2036(a)	108	123	3.00%, 04/01/2043	1,460	1,458
6.00%, 03/01/2037	78	89	3.00%, 04/01/2045	965	966
6.00%, 01/01/2038	172	195	3.50%, 02/01/2042	1,735	1,802
6.00%, 01/01/2038(a)	52	59	3.50%, 09/01/2042	3,041	3,150
6.00%, 04/01/2038	85	96	3.50%, 11/01/2042	2,147	2,225
6.50%, 11/01/2016	3	3	3.50%, 12/01/2042	2,214	2,294
6.50%, 06/01/2017	17	17	3.50%, 02/01/2043	791	823
6.50%, 06/01/2018	5	5	3.50%, 10/01/2044	920	955
6.50%, 08/01/2021	5	5	3.50%, 11/01/2044	927	963
6.50%, 12/01/2021	32	36	3.50%, 03/01/2045	2,263	2,342
6.50%, 04/01/2022	35	40	3.50%, 03/01/2045	947	981
6.50%, 05/01/2022	14	16	3.50%, 06/01/2045	1,629	1,692
6.50%, 05/01/2023	19	20	3.50%, 09/01/2045	1,375	1,423
6.50%, 04/01/2024	7	8	4.00%, 01/01/2034	1,003	1,073
6.50%, 04/01/2026	5	6	4.00%, 11/01/2040	983	1,044
6.50%, 05/01/2026	3	3	4.00%, 12/01/2040	940	1,003
6.50%, 05/01/2026	6	7	4.00%, 01/01/2041	2,019	2,142

See accompanying notes.

62

Schedule of Investments
Government & High Quality Bond Account
December 31, 2015

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)		AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)

Federal National Mortgage Association (FNMA) (continued)			Federal National Mortgage Association (FNMA) (continued)
4.00%, 02/01/2041	$1,724	$1,828	6.50%, 06/01/2016	$2	$2
4.00%, 02/01/2041	2,352	2,510	6.50%, 08/01/2017	12	12
4.00%, 03/01/2041	2,333	2,474	6.50%, 11/01/2023	26	30
4.00%, 04/01/2041	1,868	1,982	6.50%, 05/01/2024	20	23
4.00%, 11/01/2041	930	987	6.50%, 09/01/2024	22	26
4.00%, 02/01/2042	1,457	1,555	6.50%, 07/01/2025	13	15
4.00%, 04/01/2042	1,081	1,147	6.50%, 08/01/2025	34	38
4.00%, 08/01/2043	808	867	6.50%, 02/01/2026	8	10
4.00%, 10/01/2043	747	797	6.50%, 03/01/2026	2	2
4.00%, 10/01/2043	796	845	6.50%, 05/01/2026	5	5
4.00%, 08/01/2044	893	956	6.50%, 06/01/2026	3	3
4.00%, 10/01/2044	2,756	2,931	6.50%, 07/01/2028	12	13
4.00%, 09/01/2045	2,761	2,956	6.50%, 09/01/2028	20	23
4.50%, 12/01/2019	40	42	6.50%, 02/01/2029	4	5
4.50%, 01/01/2020	159	166	6.50%, 03/01/2029	11	12
4.50%, 08/01/2039	769	846	6.50%, 04/01/2029	5	6
4.50%, 09/01/2039	1,201	1,311	6.50%, 06/01/2031	10	12
4.50%, 03/01/2042	774	852	6.50%, 06/01/2031	12	14
4.50%, 09/01/2043	1,264	1,394	6.50%, 09/01/2031	18	21
4.50%, 09/01/2043	3,026	3,338	6.50%, 01/01/2032	4	5
4.50%, 10/01/2043	1,546	1,703	6.50%, 04/01/2032	64	73
4.50%, 11/01/2043	1,720	1,896	6.50%, 08/01/2032	22	26
4.50%, 05/01/2044	1,742	1,888	6.50%, 11/01/2032	33	37
4.50%, 09/01/2044	894	986	6.50%, 02/01/2033	32	37
5.00%, 01/01/2018	75	78	6.50%, 07/01/2034	134	154
5.00%, 11/01/2018	64	67	6.50%, 12/01/2036	82	94
5.00%, 05/01/2033	2,191	2,464	6.50%, 07/01/2037	57	67
5.00%, 05/01/2034	370	409	6.50%, 07/01/2037	41	47
5.00%, 04/01/2035	233	261	6.50%, 02/01/2038	43	50
5.00%, 04/01/2035	183	205	7.00%, 01/01/2027	2	2
5.00%, 07/01/2035	11	12	7.00%, 11/01/2027	8	8
5.00%, 02/01/2038	599	673	7.00%, 08/01/2028	28	31
5.00%, 03/01/2038	846	949	7.00%, 12/01/2028	23	26
5.00%, 02/01/2040	2,446	2,759	7.00%, 10/01/2029	29	33
5.00%, 07/01/2041	1,909	2,153	7.00%, 05/01/2031	5	5
5.00%, 07/01/2041	1,090	1,213	7.00%, 11/01/2031	56	63
5.50%, 08/01/2017	19	19	7.50%, 04/01/2022	1	1
5.50%, 12/01/2017	16	17	7.50%, 11/01/2029	15	16
5.50%, 01/01/2018	41	42	8.00%, 05/01/2027	24	25
5.50%, 07/01/2019	32	34	8.00%, 09/01/2027	11	11
5.50%, 08/01/2019	10	10	8.00%, 06/01/2030	4	4
5.50%, 08/01/2019	8	8	8.50%, 10/01/2027	33	35
5.50%, 08/01/2019	9	10	9.00%, 09/01/2030	9	11
5.50%, 08/01/2019	73	77			$103,702
5.50%, 08/01/2019	19	20	Government National Mortgage Association (GNMA) -
5.50%, 08/01/2019	9	9	7.36%
5.50%, 09/01/2019	44	46	3.00%, 04/15/2027	1,057	1,097
5.50%, 10/01/2019	19	20	3.00%, 11/15/2042	1,593	1,617
5.50%, 05/01/2024	17	19	3.00%, 12/15/2042	2,992	3,044
5.50%, 05/01/2033	35	38	3.00%, 02/15/2043	2,359	2,407
5.50%, 06/01/2033	138	155	3.50%, 12/20/2041	1,616	1,690
5.50%, 06/01/2033	108	121	3.50%, 01/15/2043	1,852	1,938
5.50%, 09/01/2033	588	669	3.50%, 06/20/2043	1,249	1,310
5.50%, 02/01/2037	15	16	4.00%, 03/20/2040	1,587	1,700
5.50%, 03/01/2038	215	244	4.00%, 08/15/2041	1,603	1,729
5.50%, 03/01/2038	316	355	4.50%, 07/15/2040	1,307	1,425
5.50%, 08/01/2038	172	195	5.00%, 09/15/2033	10	11
6.00%, 08/01/2016	1	1	5.00%, 02/15/2034	581	647
6.00%, 12/01/2016	10	10	5.00%, 09/15/2039	86	95
6.00%, 08/01/2017	28	28	5.50%, 07/20/2033	261	292
6.00%, 06/01/2022	37	42	5.50%, 11/15/2033	47	53
6.00%, 11/01/2028	22	25	5.50%, 03/20/2034	282	315
6.00%, 08/01/2031	79	90	5.50%, 05/20/2035	246	274
6.00%, 12/01/2031	18	21	5.50%, 01/15/2039	83	93
6.00%, 01/01/2033	106	121	5.50%, 03/15/2039	192	214
6.00%, 02/01/2034	28	31	6.00%, 06/20/2024	53	59
6.00%, 05/01/2037	295	329	6.00%, 02/20/2026	6	6
6.00%, 07/01/2037	254	287	6.00%, 04/20/2026	9	11
6.00%, 11/01/2037	43	48	6.00%, 05/20/2026	5	6
6.00%, 12/01/2037	20	22	6.00%, 06/20/2026	10	11
6.00%, 03/01/2038	134	153	6.00%, 06/20/2026	7	8
6.00%, 08/01/2038	673	765	6.00%, 07/20/2026	5	6

See accompanying notes.

63

Schedule of Investments
Government & High Quality Bond Account
December 31, 2015

U.S. GOVERNMENT & GOVERNMENT	Principal		Portfolio Summary (unaudited)
AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)		Sector	Percent
Government National Mortgage Association (GNMA)			Mortgage Securities	87.52%
(continued)			Government	9.83%
6.00%, 09/20/2026	$9	$10	Asset Backed Securities	1.14%
6.00%, 03/20/2027	23	25	Exchange Traded Funds	0.95%
6.00%, 01/20/2028	7	8	Other Assets in Excess of Liabilities, Net	0.56%
6.00%, 03/20/2028	4	5	TOTAL NET ASSETS	100.00%
6.00%, 06/20/2028	25	28
6.00%, 07/20/2028	16	18
6.00%, 02/20/2029	15	18
6.00%, 03/20/2029	30	34
6.00%, 07/20/2029	32	36
6.00%, 05/20/2032(a)	52	60
6.00%, 07/20/2033	206	234
6.50%, 12/20/2025	13	15
6.50%, 01/20/2026	22	23
6.50%, 02/20/2026	13	15
6.50%, 03/20/2031	18	21
6.50%, 04/20/2031	20	23
7.00%, 01/15/2028	2	3
7.00%, 01/15/2028	5	5
7.00%, 01/15/2028	1	2
7.00%, 01/15/2028	9	10
7.00%, 01/15/2028	1	2
7.00%, 03/15/2028	107	118
7.00%, 05/15/2028	53	58
7.00%, 01/15/2029	18	19
7.00%, 03/15/2029	6	6
7.00%, 05/15/2031	14	17
7.00%, 06/20/2031	14	16
7.00%, 09/15/2031	41	47
7.00%, 06/15/2032	216	250
7.50%, 01/15/2023	1	1
7.50%, 01/15/2023	1	1
7.50%, 02/15/2023	1	1
7.50%, 02/15/2023	2	2
7.50%, 04/15/2023	14	15
7.50%, 06/15/2023	1	1
7.50%, 07/15/2023	1	1
7.50%, 09/15/2023	3	3
7.50%, 09/15/2023	4	4
7.50%, 10/15/2023	7	8
7.50%, 11/15/2023	7	7
8.00%, 07/15/2026	2	2
8.00%, 08/15/2026	4	4
8.00%, 01/15/2027	1	2
8.00%, 02/15/2027	1	1
		$21,237

U.S. Treasury - 9.83%
2.25%, 11/30/2017	5,000	5,110
3.00%, 11/15/2044	3,800	3,786
3.13%, 05/15/2021	7,000	7,445
4.25%, 11/15/2040	2,800	3,462
5.25%, 11/15/2028	3,000	3,920
6.25%, 08/15/2023	3,600	4,646
		$28,369
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS		$194,814
Total Investments		$286,869
Other Assets in Excess of Liabilities, Net - 0.56%		$1,627
TOTAL NET ASSETS - 100.00%		$288,496

(a)	Variable Rate. Rate shown is in effect at December 31, 2015.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $15,530 or 5.38% of net assets.

See accompanying notes.

64

Schedule of Investments
Income Account
December 31, 2015

COMMON STOCKS - 0.00%	Shares Held	Value(000	's)		Principal
				BONDS (continued)	Amount (000's) Value (000's)
Computers - 0.00%
SONICblue Inc (a),(b)	500,000	$—		Banks (continued)
				SunTrust Bank/Atlanta GA
				2.75%, 05/01/2023	$1,000	$956
Transportation - 0.00%
Trailer Bridge Inc (a),(b)	1,186	—		US Bancorp
				1.65%, 05/15/2017	3,000	3,009
				3.60%, 09/11/2024	250	254
TOTAL COMMON STOCKS		$—		Wells Fargo & Co
INVESTMENT COMPANIES - 3.07%	Shares Held	Value(000	's)	7.98%, 12/31/2049(c),(e)	2,000	2,078
Publicly Traded Investment Fund - 3.07%						$21,786
BlackRock Liquidity Funds FedFund Portfolio	7,886,645	7,887		Beverages - 1.18%
				Anheuser-Busch InBev Worldwide Inc
TOTAL INVESTMENT COMPANIES		$7,887		2.50%, 07/15/2022	750	721
	Principal			7.75%, 01/15/2019	1,000	1,156
BONDS- 62.68%	Amount (000's)	Value(000	's)	Innovation Ventures LLC / Innovation
				Ventures Finance Corp
Aerospace & Defense - 0.43%				9.50%, 08/15/2019(d)	1,114	1,156
Boeing Co/The
8.75%, 08/15/2021	$850	$1,119				$3,033
				Biotechnology - 1.82%
Airlines - 0.01%				Amgen Inc
Southwest Airlines Co 1994-A Pass Through				3.63%, 05/15/2022	500	514
Trust				3.88%, 11/15/2021	2,000	2,084
9.15%, 07/01/2016	24	24		Gilead Sciences Inc
				3.65%, 03/01/2026	1,000	1,008
				4.40%, 12/01/2021	1,000	1,080
Automobile Floor Plan Asset Backed Securities - 3.87%						$4,686
Ally Master Owner Trust
0.78%, 04/15/2018(c)	2,000	1,999		Chemicals - 0.57%
BMW Floorplan Master Owner Trust				Airgas Inc
0.83%, 07/15/2020(c),(d)	1,500	1,491		1.65%, 02/15/2018	1,000	996
CNH Wholesale Master Note Trust				Eagle Spinco Inc
0.93%, 08/15/2019(c),(d)	2,000	1,997		4.63%, 02/15/2021	500	460
Ford Credit Floorplan Master Owner Trust A						$1,456
0.71%, 01/15/2018(c)	1,000	1,000
0.73%, 02/15/2019(c)	500	498		Commercial Services - 0.89%
				ERAC USA Finance LLC
Nissan Master Owner Trust Receivables				6.38%, 10/15/2017(d)	1,000	1,074
0.63%, 02/15/2018(c)	1,000	1,000
				7.00%, 10/15/2037(d)	1,000	1,219
Volkswagen Credit Auto Master Trust
0.75%, 07/22/2019(c),(d)	2,000	1,978				$2,293
		$9,963		Computers - 0.66%

				Apple Inc
Automobile Manufacturers - 1.18%				2.40%, 05/03/2023	1,750	1,705
American Honda Finance Corp
0.82%, 10/07/2016(c)	500	501
Ford Motor Credit Co LLC				Credit Card Asset Backed Securities - 0.90%
3.98%, 06/15/2016	2,000	2,022		Cabela's Credit Card Master Note Trust
General Motors Co				0.68%, 03/16/2020(c)	1,325	1,322
4.88%, 10/02/2023	500	511		0.88%, 10/15/2019(c),(d)	500	500
		$3,034		1.00%, 07/17/2023(c)	500	501
						$2,323
Banks- 8.47%
Bank of America Corp				Diversified Financial Services - 1.87%
5.42%, 03/15/2017	800	833		GE Capital International Funding Co
8.00%, 07/29/2049(c),(e)	1,000	1,017		2.34%, 11/15/2020(d)	413	410
8.13%, 12/29/2049(c),(e)	1,000	1,018		General Electric Capital Corp
Bank of New York Mellon Corp/The				1.51%, 03/15/2023(c)	1,000	985
2.60%, 08/17/2020	500	502		5.30%, 02/11/2021	144	162
Citigroup Inc				International Lease Finance Corp
3.88%, 03/26/2025	1,000	973		8.75%, 03/15/2017(c)	1,000	1,065
4.50%, 01/14/2022	1,000	1,071		Jefferies Group LLC
Goldman Sachs Group Inc/The				6.25%, 01/15/2036	1,425	1,316
3.63%, 02/07/2016	500	501		8.50%, 07/15/2019	750	874
5.38%, 03/15/2020	2,000	2,197				$4,812
ING Bank NV
5.00%, 06/09/2021(d)	1,000	1,101		Electric - 5.35%
JPMorgan Chase & Co				Exelon Generation Co LLC
3.63%, 05/13/2024	1,000	1,015		6.20%, 10/01/2017	1,000	1,067
7.90%, 04/29/2049(c),(e)	1,000	1,018		GenOn Americas Generation LLC
Morgan Stanley				8.50%, 10/01/2021	1,250	916
5.50%, 07/28/2021	1,000	1,120		GenOn Energy Inc
6.25%, 08/09/2026	850	995		9.88%, 10/15/2020	750	555
PNC Financial Services Group Inc/The				LG&E and KU Energy LLC
6.75%, 07/29/2049(c),(e)	2,000	2,128		4.38%, 10/01/2021	1,000	1,057
				Metropolitan Edison Co
				3.50%, 03/15/2023(d)	1,000	982

See accompanying notes.

65

Schedule of Investments
Income Account
December 31, 2015

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Electric (continued)			Iron & Steel (continued)
Oncor Electric Delivery Co LLC			ArcelorMittal
7.00%, 09/01/2022	$2,000	$2,402	6.50%, 03/01/2021(c)	$2,000	$1,610
PacifiCorp					$3,085
5.25%, 06/15/2035	850	949
6.25%, 10/15/2037	500	618	Leisure Products & Services - 1.10%
Solar Star Funding LLC			Carnival Corp
5.38%, 06/30/2035(d)	1,500	1,666	7.20%, 10/01/2023	1,475	1,756
Southwestern Electric Power Co			Royal Caribbean Cruises Ltd
3.55%, 02/15/2022	1,000	1,015	7.25%, 03/15/2018	1,000	1,080
TransAlta Corp					$2,836
4.50%, 11/15/2022	1,750	1,520	Lodging - 0.30%
Tucson Electric Power Co			Boyd Gaming Corp
3.85%, 03/15/2023	1,000	1,001	6.88%, 05/15/2023	750	771
		$13,748

Electronics - 0.49%			Media- 2.74%
Corning Inc			21st Century Fox America Inc
4.75%, 03/15/2042	750	704	6.40%, 12/15/2035	1,000	1,152
6.63%, 05/15/2019	500	561	8.00%, 10/17/2016	1,000	1,052
		$1,265	Comcast Corp
			6.45%, 03/15/2037	2,000	2,489

Entertainment - 0.20%			Historic TW Inc
Greektown Holdings LLC/Greektown			9.15%, 02/01/2023	250	324
Mothership Corp
8.88%, 03/15/2019(d)	250	252	Time Warner Cable Inc
			6.55%, 05/01/2037	1,500	1,518

Peninsula Gaming LLC / Peninsula Gaming			6.75%, 06/15/2039	500	502
Corp
8.38%, 02/15/2018(d)	250	254			$7,037
		$506	Oil & Gas - 5.58%
			BG Energy Capital PLC
			4.00%, 10/15/2021(d)	2,000	2,076
Environmental Control - 0.98%
ADS Waste Holdings Inc
8.25%, 10/01/2020	1,500	1,511	BP Capital Markets PLC
			3.25%, 05/06/2022	1,000	987

Republic Services Inc			4.75%, 03/10/2019	2,000	2,139
3.55%, 06/01/2022	1,000	1,021
			Linn Energy LLC / Linn Energy Finance
		$2,532	Corp
Food- 0.20%			6.50%, 05/15/2019	1,000	175
Kraft Heinz Foods Co			Nabors Industries Inc
3.95%, 07/15/2025(d)	500	505	5.00%, 09/15/2020	1,000	877
			Petro-Canada
			9.25%, 10/15/2021	1,075	1,370
Forest Products & Paper - 0.83%			Phillips 66
Plum Creek Timberlands LP			4.30%, 04/01/2022	1,000	1,029
4.70%, 03/15/2021	2,000	2,128	Rowan Cos Inc
			4.88%, 06/01/2022	750	552
Healthcare - Services - 1.85%			5.00%, 09/01/2017	2,000	1,985
HCA Inc			W&T Offshore Inc
7.50%, 11/06/2033	250	266	8.50%, 06/15/2019	2,500	875
HealthSouth Corp			Whiting Petroleum Corp
5.75%, 11/01/2024	500	477	5.75%, 03/15/2021	1,250	911
7.75%, 09/15/2022	546	568	XTO Energy Inc
Roche Holdings Inc			6.75%, 08/01/2037	1,000	1,373
0.94%, 09/30/2019(c),(d)	2,000	1,978			$14,349

Vantage Oncology LLC / Vantage Oncology
Finance Co			Oil & Gas Services - 1.72%
9.50%, 06/15/2017(d)	1,750	1,479	Archrock Partners LP / Archrock Partners
			Finance Corp
		$4,768	6.00%, 04/01/2021	2,000	1,645
Insurance - 2.69%			Schlumberger Holdings Corp
Fidelity National Financial Inc			3.63%, 12/21/2022(d)	500	494
6.60%, 05/15/2017	2,500	2,638	4.00%, 12/21/2025(d)	500	493
First American Financial Corp			Weatherford International Ltd/Bermuda
4.30%, 02/01/2023	2,000	1,986	4.50%, 04/15/2022	250	180
Prudential Financial Inc			5.13%, 09/15/2020	2,000	1,620
7.38%, 06/15/2019	1,000	1,160			$4,432
8.88%, 06/15/2068(c)	1,000	1,125
			Other Asset Backed Securities - 1.40%
		$6,909	Drug Royalty II LP 2
Iron & Steel - 1.20%			3.48%, 07/15/2023(c),(d)	1,607	1,619
Allegheny Technologies Inc			PFS Financing Corp
5.95%, 01/15/2021	2,000	1,180	0.88%, 02/15/2018(c),(d)	1,000	999
7.63%, 08/15/2023(c)	500	295	0.95%, 04/15/2020(c),(d)	1,000	983
					$3,601

See accompanying notes.

66

Schedule of Investments
Income Account
December 31, 2015

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's)	Value(000	's)

Packaging & Containers - 0.40%			Transportation (continued)
Sealed Air Corp			Trailer Bridge Inc
6.88%, 07/15/2033(d)	$1,000	$1,023	0.00%, 11/15/2016(a),(b),(f)	$2,000	$—
			16.50%, PIK 17.00%, 03/31/2017(b),(c),(f),(g)	2,605	2,341
					$2,591
Pharmaceuticals - 1.05%
AbbVie Inc			Trucking & Leasing - 0.79%
2.90%, 11/06/2022	1,000	967	Penske Truck Leasing Co Lp / PTL Finance
Actavis Funding SCS			Corp
3.80%, 03/15/2025	1,000	995	3.75%, 05/11/2017(d)	2,000	2,040
4.55%, 03/15/2035	750	729
		$2,691	TOTAL BONDS		$161,218
Pipelines - 2.60%				Principal
ANR Pipeline Co			SENIOR FLOATING RATE INTERESTS -0.07%	Amount (000's)	Value(000	's)
9.63%, 11/01/2021	1,000	1,294	Transportation - 0.07%
Buckeye Partners LP			Trailer Bridge Inc, Term Loan
4.35%, 10/15/2024	500	421	10.00%, 04/02/2016 (b),(c),(f)	$183	$183
Columbia Pipeline Group Inc
4.50%, 06/01/2025(d)	1,000	906
			TOTAL SENIOR FLOATING RATE INTERESTS		$183
El Paso Natural Gas Co LLC			U.S. GOVERNMENT & GOVERNMENT	Principal
7.50%, 11/15/2026	2,100	2,088	AGENCY OBLIGATIONS - 33.84%	Amount (000's)	Value(000	's)
Express Pipeline LLC
7.39%, 12/31/2019(d)	396	417	Federal Home Loan Mortgage Corporation (FHLMC) -
			6.34%
Southeast Supply Header LLC			3.00%, 10/01/2042	$1,594	$1,595
4.25%, 06/15/2024(d)	750	719
			3.00%, 10/01/2042	797	798
Southern Natural Gas Co LLC			3.00%, 11/01/2042	789	790
8.00%, 03/01/2032	850	835	3.00%, 12/01/2042	359	359
		$6,680	3.50%, 10/01/2041	927	956
REITS- 6.55%			3.50%, 04/01/2042	2,033	2,096
Alexandria Real Estate Equities Inc			3.50%, 04/01/2042	1,221	1,260
4.30%, 01/15/2026	1,000	986	3.50%, 04/01/2045	984	1,016
4.60%, 04/01/2022	1,250	1,297	4.00%, 02/01/2045	890	942
BioMed Realty LP			4.50%, 08/01/2033	299	323
4.25%, 07/15/2022	1,000	994	4.50%, 05/01/2039	648	699
6.13%, 04/15/2020	1,000	1,085	4.50%, 06/01/2039	381	417
CubeSmart LP			4.50%, 07/01/2039	1,282	1,398
4.80%, 07/15/2022	1,750	1,864	4.50%, 12/01/2040	671	724
HCP Inc			4.50%, 10/01/2041	781	843
3.75%, 02/01/2019	1,000	1,032	5.00%, 08/01/2019	152	157
Hospitality Properties Trust			5.00%, 08/01/2035	938	1,032
4.65%, 03/15/2024	750	738	5.50%, 11/01/2017	22	23
5.00%, 08/15/2022	750	770	5.50%, 01/01/2018	10	10
Kimco Realty Corp			5.50%, 05/01/2031	41	46
6.88%, 10/01/2019	2,000	2,297	5.50%, 06/01/2035	67	74
Omega Healthcare Investors Inc			5.50%, 01/01/2036	211	238
5.25%, 01/15/2026(d)	500	510	5.50%, 04/01/2036	139	156
Simon Property Group LP			6.00%, 03/01/2031	22	25
10.35%, 04/01/2019	2,000	2,454	6.00%, 05/01/2032	43	49
Ventas Realty LP / Ventas Capital Corp			6.00%, 06/01/2038	189	216
3.25%, 08/15/2022	1,750	1,704	6.50%, 06/01/2029	16	18
Welltower Inc			6.50%, 08/01/2029	21	24
6.13%, 04/15/2020	1,000	1,120	7.00%, 01/01/2032	13	13
		$16,851	9.00%, 01/01/2025	4	4
					$16,301
Savings & Loans - 0.23%
First Niagara Financial Group Inc			Federal National Mortgage Association (FNMA) - 15.71%
7.25%, 12/15/2021	500	585	3.00%, 03/01/2042	1,376	1,381
			3.00%, 03/01/2042	1,415	1,421
			3.00%, 05/01/2042	753	756
Software - 0.76%			3.00%, 06/01/2042	1,383	1,389
Oracle Corp			3.00%, 06/01/2042	693	696
2.50%, 05/15/2022	1,000	982	3.00%, 08/01/2042	706	709
2.95%, 05/15/2025	1,000	974	3.50%, 12/01/2040	1,154	1,194
		$1,956	3.50%, 12/01/2041	414	428
Telecommunications - 0.81%			3.50%, 03/01/2042	689	713
Qwest Corp			3.50%, 04/01/2042	1,281	1,324
6.75%, 12/01/2021	2,000	2,095	3.50%, 02/01/2043	849	879
			3.50%, 06/01/2043	1,302	1,347
			3.50%, 03/01/2045	947	980
Transportation - 1.01%			4.00%, 03/01/2039	887	939
Navios Maritime Holdings Inc / Navios			4.00%, 08/01/2040	721	765
Maritime Finance II US Inc			4.00%, 09/01/2040	1,644	1,750
7.38%, 01/15/2022(d)	500	250	4.00%, 11/01/2040	856	908

See accompanying notes.

67

Schedule of Investments Income Account December 31, 2015

U.S. GOVERNMENT & GOVERNMENT	Principal		(b)	Fair value of these investments is determined in good faith by the Manager
AGENCY OBLIGATIONS (continued)	Amount (000's) Value (000's)		under procedures established and periodically reviewed by the Board of
			Directors. At the end of the period, the fair value of these securities totaled
Federal National Mortgage Association (FNMA) (continued)			$2,524 or 0.98% of net assets.
4.00%, 10/01/2041	$704	$746	(c) Variable Rate. Rate shown is in effect at December 31, 2015.
4.00%, 10/01/2041	950	1,008	(d)	Security exempt from registration under Rule 144A of the Securities Act of
4.00%, 11/01/2041	1,036	1,099	1933. These securities may be resold in transactions exempt from
4.00%, 04/01/2042	623	660	registration, normally to qualified institutional buyers. At the end of the
4.00%, 11/01/2043	1,998	2,132	period, the value of these securities totaled $30,571 or 11.89% of net
4.00%, 11/01/2043	776	824	assets.
4.00%, 01/01/2044	1,779	1,890	(e)	Perpetual security. Perpetual securities pay an indefinite stream of
4.00%, 02/01/2044	2,397	2,552	interest, but they may be called by the issuer at an earlier date.
4.00%, 09/01/2044	827	876	(f)	Security is Illiquid. At the end of the period, the value of these securities
4.50%, 06/01/2039	264	286	totaled $2,524 or 0.98% of net assets.
4.50%, 08/01/2039	353	387	(g)	Payment in kind; the issuer has the option of paying additional securities
4.50%, 05/01/2040	1,106	1,203	in lieu of cash.
4.50%, 08/01/2040	1,238	1,340
4.50%, 10/01/2040	1,202	1,301
4.50%, 12/01/2040	699	760
4.50%, 08/01/2041	857	928	Portfolio Summary (unaudited)
4.50%, 05/01/2044	1,288	1,396	Sector	Percent
5.00%, 01/01/2018	35	36	Mortgage Securities	22.10%
5.00%, 08/01/2035	399	440	Financial	19.81%
5.00%, 04/01/2039	240	268	Government	11.74%
5.00%, 12/01/2039	259	285	Energy	9.90%
5.00%, 04/01/2040	723	808	Consumer, Non-cyclical	6.99%
5.00%, 06/01/2040	628	701	Asset Backed Securities	6.17%
5.50%, 03/01/2033	40	44	Utilities	5.34%
5.50%, 06/01/2033	202	228	Industrial	4.18%
5.50%, 02/01/2035	391	440	Communications	3.55%
6.00%, 04/01/2032	50	57	Exchange Traded Funds	3.07%
6.50%, 05/01/2031	5	6	Consumer, Cyclical	2.79%
6.50%, 04/01/2032	73	83	Basic Materials	2.60%
6.50%, 05/01/2032	30	35	Technology	1.42%
7.00%, 01/01/2030	2	2	Other Assets in Excess of Liabilities, Net	0.34%
		$40,400	TOTAL NET ASSETS	100.00%
Government National Mortgage Association (GNMA) -
0.05%
6.00%, 05/20/2032(c)	45	52
7.00%, 06/20/2031	50	60
9.00%, 02/15/2025	3	3
		$115

U.S. Treasury - 11.74%
0.75%, 10/31/2017	1,000	995
0.88%, 02/28/2017	1,000	1,000
1.38%, 11/30/2018	1,000	1,002
1.63%, 11/15/2022	2,000	1,943
1.75%, 05/15/2022	2,000	1,967
2.00%, 11/15/2021	2,000	2,006
2.38%, 05/31/2018	1,000	1,028
2.50%, 05/15/2024	1,000	1,022
2.63%, 11/15/2020	2,000	2,078
2.75%, 02/15/2019	1,000	1,042
2.75%, 02/15/2024	1,000	1,042
2.88%, 05/15/2043	1,000	975
3.00%, 11/15/2044	1,000	996
3.13%, 05/15/2019	2,000	2,110
3.13%, 05/15/2021	1,000	1,063
3.13%, 08/15/2044	1,000	1,022
3.38%, 05/15/2044	1,000	1,073
3.50%, 02/15/2039	1,000	1,106
3.63%, 02/15/2020	2,000	2,157
3.63%, 02/15/2044	1,000	1,125
3.75%, 08/15/2041	1,000	1,149
3.75%, 11/15/2043	2,000	2,304
		$30,205
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS		$87,021
Total Investments		$256,309
Other Assets in Excess of Liabilities, Net - 0.34%		$887
TOTAL NET ASSETS - 100.00%		$257,196

(a) Non-Income Producing Security

See accompanying notes.

68

Schedule of Investments
LargeCap Growth Account
December 31, 2015

COMMON STOCKS - 98.71%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held	Value (000	's)

Airlines - 4.65%			Retail - 12.11%
Delta Air Lines Inc	57,314	$2,905	L Brands Inc	24,306		$2,329
United Continental Holdings Inc (a)	46,255	2,651	McDonald's Corp	8,098		957
		$5,556	Starbucks Corp	55,518		3,333
			Target Corp	38,622		2,804
Apparel - 5.26%			TJX Cos Inc/The	22,900		1,624
NIKE Inc	76,540	4,784	Ulta Salon Cosmetics & Fragrance Inc (a)	18,516		3,425
Under Armour Inc (a)	18,600	1,499
						$14,472
		$6,283
			Semiconductors - 3.97%
Banks - 2.64%			Avago Technologies Ltd	8,060		1,170
Capital One Financial Corp	43,688	3,153	Lam Research Corp	22,426		1,781
			NXP Semiconductors NV (a)	21,246		1,790
Beverages - 1.85%						$4,741
Constellation Brands Inc	15,511	2,209	Software - 4.32%
			Activision Blizzard Inc	46,536		1,801
Biotechnology - 5.93%			ServiceNow Inc (a)	23,093		1,999
Alexion Pharmaceuticals Inc (a)	9,733	1,857	Tableau Software Inc (a)	14,434		1,360
Gilead Sciences Inc	51,627	5,224				$5,160
		$7,081	Telecommunications - 1.30%
Building Materials - 1.24%			Palo Alto Networks Inc (a)	8,837		1,557
Masco Corp	52,200	1,477
			TOTAL COMMON STOCKS			$117,937
			INVESTMENT COMPANIES - 1.45%	Shares Held	Value (000	's)
Chemicals - 3.42%
PPG Industries Inc	41,333	4,085	Publicly Traded Investment Fund - 1.45%
			BlackRock Liquidity Funds FedFund Portfolio	1,728,008		1,728
Commercial Services - 3.97%
FleetCor Technologies Inc (a)	11,693	1,671	TOTAL INVESTMENT COMPANIES			$1,728
McGraw Hill Financial Inc	19,292	1,902	Total Investments			$119,665
PayPal Holdings Inc (a)	32,400	1,173	Liabilities in Excess of Other Assets, Net - (0.16)%			$(190)
		$4,746	TOTAL NET ASSETS - 100.00%			$119,475
Computers - 5.71%
Apple Inc	64,822	6,823	(a) Non-Income Producing Security

Diversified Financial Services - 8.16%
MasterCard Inc	42,898	4,176	Portfolio Summary (unaudited)
Synchrony Financial (a)	43,298	1,317	Sector			Percent
Visa Inc	54,840	4,253	Consumer, Non-cyclical			26.38%
		$9,746	Consumer, Cyclical			25.92%
Food - 1.04%			Communications			16.95%
Mondelez International Inc	27,837	1,248	Technology			14.00%
			Financial			10.80%
			Basic Materials			3.42%
Healthcare - Products - 3.05%			Exchange Traded Funds			1.45%
Edwards Lifesciences Corp (a)	27,984	2,210	Industrial			1.24%
Intuitive Surgical Inc (a)	2,637	1,440	Liabilities in Excess of Other Assets, Net			(0.16)%
		$3,650	TOTAL NET ASSETS			100.00%
Internet - 15.65%
Alphabet Inc - A Shares (a)	6,141	4,778
Amazon.com Inc (a)	6,580	4,447
Facebook Inc (a)	44,782	4,687
Netflix Inc (a)	9,820	1,123
Priceline Group Inc/The (a)	1,887	2,406
Splunk Inc (a)	21,362	1,256
		$18,697

Leisure Products & Services - 2.61%
Royal Caribbean Cruises Ltd	30,762	3,114

Lodging - 1.29%
Hilton Worldwide Holdings Inc	72,033	1,542

Pharmaceuticals - 10.54%
Allergan plc (a)	6,455	2,017
AmerisourceBergen Corp	12,760	1,323
Bristol-Myers Squibb Co	56,875	3,913
DexCom Inc (a)	12,610	1,033
Eli Lilly & Co	23,225	1,957
McKesson Corp	11,935	2,354
		$12,597

See accompanying notes.

69

Schedule of Investments
MidCap Account
December 31, 2015

COMMON STOCKS - 99.56%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Aerospace & Defense - 2.11%			Insurance (continued)
TransDigm Group Inc (a)	58,397	$13,341	Progressive Corp/The	109,442	$3,480
			White Mountains Insurance Group Ltd	6,793	4,937
			Willis Group Holdings PLC	124,205	6,033
Banks - 1.15%					$78,355
M&T Bank Corp	59,890	7,257
			Internet - 3.42%
			Liberty Ventures (a)	199,927	9,019
Building Materials - 1.55%			VeriSign Inc (a)	144,481	12,622
Armstrong World Industries Inc (a)	62,843	2,874
					$21,641
Martin Marietta Materials Inc	50,572	6,907
		$9,781	Leisure Products & Services - 0.65%
			Liberty TripAdvisor Holdings Inc (a)	135,425	4,109
Chemicals - 3.69%
Air Products & Chemicals Inc	81,879	10,653
Airgas Inc	37,551	5,194	Machinery - Diversified - 2.22%
Ecolab Inc	37,821	4,326	Roper Technologies Inc	73,877	14,021
Platform Specialty Products Corp (a)	247,424	3,175
		$23,348	Media - 6.33%
Commercial Services - 9.83%			Charter Communications Inc (a)	8,300	1,520
KAR Auction Services Inc	206,587	7,650	FactSet Research Systems Inc	21,795	3,543
Live Nation Entertainment Inc (a)	199,218	4,895	Liberty Broadband Corp - A Shares (a)	46,802	2,417
Macquarie Infrastructure Corp	106,188	7,709	Liberty Broadband Corp - C Shares (a)	126,895	6,581
McGraw Hill Financial Inc	115,316	11,368	Liberty Global PLC - A Shares (a)	77,050	3,264
Moody's Corp	127,437	12,787	Liberty Global PLC - C Shares (a)	233,651	9,526
PayPal Holdings Inc (a)	138,106	5,000	Liberty Global Plc LiLAC (a)	11,522	496
Robert Half International Inc	52,317	2,466	Liberty Global Plc LiLAC - A Shares (a)	3,852	159
Verisk Analytics Inc (a)	134,562	10,345	Liberty Media Corp - A Shares (a)	92,359	3,625
		$62,220	Liberty Media Corp - C Shares (a)	234,480	8,929
					$40,060
Distribution & Wholesale - 0.83%
Fastenal Co	66,498	2,714	Miscellaneous Manufacturers - 1.03%
HD Supply Holdings Inc (a)	83,432	2,506	Colfax Corp (a)	278,576	6,505
		$5,220

Diversified Financial Services - 3.74%			Packaging & Containers - 0.25%
AerCap Holdings NV (a)	144,000	6,215	WestRock Co	34,995	1,596
FNF Group	332,166	11,516
FNFV Group (a)	98,695	1,109
			Pharmaceuticals - 3.56%
LPL Financial Holdings Inc	113,620	4,846	Mead Johnson Nutrition Co	102,755	8,112
		$23,686	Zoetis Inc	300,473	14,399
Electric - 1.39%					$22,511
Brookfield Infrastructure Partners LP	195,455	7,410	Private Equity - 1.00%
Brookfield Renewable Energy Partners LP/CA	51,998	1,361	KKR & Co LP	130,101	2,028
		$8,771	Onex Corp	70,341	4,328
Electronics - 0.80%					$6,356
Sensata Technologies Holding NV (a)	110,061	5,069
			Real Estate - 7.75%
			Brookfield Asset Management Inc	898,566	28,332
Engineering & Construction - 2.80%			Brookfield Property Partners LP	106,622	2,478
SBA Communications Corp (a)	168,794	17,735	CBRE Group Inc (a)	213,528	7,384
			Forest City Enterprises Inc (a)	276,046	6,054
			Howard Hughes Corp/The (a)	42,556	4,815
Healthcare - Products - 2.55%					$49,063
Becton Dickinson and Co	45,571	7,022
CR Bard Inc	48,149	9,121	REITS - 2.14%
		$16,143	Crown Castle International Corp	86,347	7,465
			Equinix Inc	20,125	6,086
Healthcare - Services - 1.02%					$13,551
DaVita HealthCare Partners Inc (a)	92,962	6,480
			Retail - 16.38%
			AutoZone Inc (a)	14,843	11,012
Holding Companies - Diversified - 0.89%			CarMax Inc (a)	247,188	13,341
Leucadia National Corp	322,789	5,613	Copart Inc (a)	120,315	4,573
			Dollar General Corp	50,847	3,654
Home Builders - 0.54%			Dollar Tree Inc (a)	136,613	10,549
Lennar Corp - A Shares	69,300	3,389	Liberty Interactive Corp QVC Group (a)	361,233	9,869
			O'Reilly Automotive Inc (a)	63,251	16,029
			Restaurant Brands International Inc	256,942	9,599
Insurance - 12.38%			Ross Stores Inc	216,283	11,638
Alleghany Corp (a)	5,603	2,678
			Signet Jewelers Ltd	62,288	7,705
Aon PLC	199,016	18,351	TJX Cos Inc/The	79,775	5,657
Arch Capital Group Ltd (a)	50,497	3,522
					$103,626
Brown & Brown Inc	215,189	6,908
Loews Corp	267,362	10,267
Markel Corp (a)	25,108	22,179

See accompanying notes.

70

			Schedule of Investments
			MidCap Account
			December 31, 2015

COMMON STOCKS (continued)	Shares Held	Value (000	's)

Semiconductors - 1.20%
Microchip Technology Inc	162,552		$7,565

Software - 5.48%
Autodesk Inc (a)	169,165		10,307
CDK Global Inc	70,775		3,360
Fidelity National Information Services Inc	143,549		8,699
Intuit Inc	76,465		7,379
MSCI Inc	68,127		4,914
			$34,659

Telecommunications - 1.54%
EchoStar Corp (a)	69,871		2,733
Motorola Solutions Inc	102,303		7,002
			$9,735

Textiles - 1.34%
Mohawk Industries Inc (a)	44,903		8,504

TOTAL COMMON STOCKS			$629,910
INVESTMENT COMPANIES - 0.28%	Shares Held	Value (000	's)

Publicly Traded Investment Fund - 0.28%
BlackRock Liquidity Funds FedFund Portfolio	1,749,686		1,750

TOTAL INVESTMENT COMPANIES			$1,750
Total Investments			$631,660
Other Assets in Excess of Liabilities, Net - 0.16%			$1,020
TOTAL NET ASSETS - 100.00%			$632,680

(a) Non-Income Producing Security

Portfolio Summary (unaudited)
Sector			Percent
Financial			28.16%
Consumer, Cyclical			19.74%
Consumer, Non-cyclical			16.96%
Communications			11.29%
Industrial			10.76%
Technology			6.68%
Basic Materials			3.69%
Utilities			1.39%
Diversified			0.89%
Exchange Traded Funds			0.28%
Other Assets in Excess of Liabilities, Net			0.16%
TOTAL NET ASSETS			100.00%

See accompanying notes.

71

Schedule of Investments
Money Market Account
December 31, 2015

INVESTMENT COMPANIES - 5.66%	Shares Held Value (000's)			Principal
			MUNICIPAL BONDS (continued)	Amount (000's) Value (000's)
Publicly Traded Investment Fund - 5.66%
BlackRock Liquidity Funds TempFund	3,240,000	$3,240	New York - 2.85%
Portfolio			Housing Development Corp/NY (credit
Deutsche Money Market Series	4,900,000	4,900	support from Fannie Mae)
Morgan Stanley Institutional Liquidity Funds -	2,700,000	2,700	0.40%, 01/08/2016(c)	$2,150	$2,150
Government Portfolio			Housing Development Corp/NY (credit
STIT - Liquid Assets Portfolio	5,300,000	5,300	support from Freddie Mac)
		$16,140	0.40%, 01/08/2016(c)	1,120	1,120
TOTAL INVESTMENT COMPANIES		$16,140	New York State Housing Finance
			Agency (credit support from Fannie Mae)
	Principal		0.35%, 01/08/2016(c)	1,200	1,200
BONDS - 0.91%	Amount (000's) Value (000's)
			0.38%, 01/08/2016(c)	900	900
Automobile Asset Backed Securities - 0.14%			0.42%, 01/08/2016(c)	1,560	1,560
ARI Fleet Lease Trust 2015-A			New York State Housing Finance
0.40%, 04/15/2016(a)	$200	$200	Agency (credit support from Freddie Mac)
Huntington Auto Trust 2015-1			0.38%, 01/08/2016(c)	1,200	1,200
0.35%, 06/15/2016	148	148			$8,130
SunTrust Auto Receivables Trust 2015-1
0.40%, 06/15/2016(a),(b)	65	65	North Carolina - 0.29%
		$413	City of Raleigh NC (credit support from
			Wells Fargo)
Banks - 0.63%			0.42%, 01/08/2016(c)	840	840
Wells Fargo Bank NA
0.77%, 05/20/2016(b)	1,800	1,800
			Pennsylvania - 0.23%
			Luzerne County Industrial Development
Other Asset Backed Securities - 0.14%			Authority (credit support from Wells Fargo)
MMAF Equipment Finance LLC 2015-A			0.47%, 01/08/2016(c)	670	670
0.39%, 06/03/2016(a),(b)	389	389

TOTAL BONDS		$2,602

	Principal		Texas- 0.56%
MUNICIPAL BONDS - 5.71%	Amount (000's) Value (000's)		South Central Texas Industrial Development
			Corp (credit support from JP Morgan Chase &Co)
California - 0.58%			0.38%, 01/08/2016(c)	1,600	1,600
California Statewide Communities
Development Authority (credit support from			TOTAL MUNICIPAL BONDS		$16,280
Fannie Mae)			U.S. GOVERNMENT & GOVERNMENT	Principal
0.50%, 01/08/2016(c)	$140	$140	AGENCY OBLIGATIONS - 3.16%	Amount (000's) Value (000's)
San Francisco City & County Redevelopment
Agency (credit support from Fannie Mae)			U.S. Treasury Bill - 3.16%
0.40%, 01/08/2016(c)	1,500	1,500	0.12%, 01/07/2016	$9,000	$9,000
		$1,640
			TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
Colorado - 0.25%			OBLIGATIONS		$9,000
Colorado Housing & Finance				Principal
Authority (credit support from Federal Home			COMMERCIAL PAPER - 78.44%	Amount (000's) Value (000's)
Loan Bank)
0.37%, 01/08/2016(b),(c)	700	700	Automobile Manufacturers - 4.54%
			PACCAR Financial Corp (credit support from
			PACCAR Inc)
Illinois - 0.03%			0.15%, 01/04/2016(c)	$2,100	$2,100
Memorial Health System/IL (credit support			0.52%, 02/11/2016(c)	2,000	1,999
from JP Morgan Chase & Co)			0.60%, 03/16/2016(c)	2,049	2,046
0.30%, 01/08/2016(c)	100	100	Toyota Financial Services de Puerto Rico
			Inc (credit support from Toyota Financial
			Services)
			0.20%, 01/11/2016(c)	2,000	2,000

Iowa- 0.18%			0.28%, 02/01/2016(c)	2,000	2,000
Iowa Finance Authority (credit support from
FHLB 100%, Fannie Mae 78.25% and Ginnie			0.45%, 02/05/2016(c)	1,400	1,399
Mae 21.75%)
0.38%, 01/08/2016(c)	500	500	Toyota Motor Credit Corp (credit support
			from Toyota Financial Services)
			0.23%, 02/09/2016(c)	1,400	1,400
Minnesota - 0.35%					$12,944
Minnesota Housing Finance Agency (credit
support from Wells Fargo)			Banks- 23.43%
0.42%, 01/08/2016(c)	1,000	1,000	Bank of Nova Scotia/The
			0.40%, 02/22/2016(a),(d)	1,900	1,899
			Bank of Tokyo-Mitsubishi UFJ Ltd/New York
New Mexico - 0.39%			NY
Village of Los Lunas NM (credit support from			0.29%, 01/04/2016	2,000	2,000
Wells Fargo)			0.48%, 03/03/2016	2,200	2,198
0.47%, 01/08/2016(c)	1,100	1,100
			BNP Paribas SA/New York NY
			0.20%, 01/04/2016	3,000	3,000
			0.25%, 01/29/2016	2,000	2,000
			CAFCO LLC
			0.60%, 03/21/2016(a)	2,000	1,997

See accompanying notes.

72

Schedule of Investments
Money Market Account
December 31, 2015

	Principal			Principal
COMMERCIAL PAPER (continued)	Amount (000's) Value (000's)		COMMERCIAL PAPER (continued)	Amount (000's) Value (000's)

Banks (continued)			Diversified Financial Services - 23.05%
Credit Suisse AG/New York NY			Anglesea Funding LLC
0.40%, 01/14/2016	$2,000	$2,000	0.38%, 01/04/2016(a)	$2,000	$2,000
DBS Bank Ltd			AXA Financial Inc (credit support from AXA
0.47%, 01/28/2016(a),(d)	2,000	1,999	SA)
0.64%, 03/22/2016(a),(d)	2,000	1,997	0.35%, 01/12/2016(a),(c)	1,400	1,400
ING US Funding LLC (credit support from			CRC Funding LLC
ING Bank)			0.32%, 02/22/2016(a)	2,000	1,999
0.37%, 03/02/2016(c)	1,500	1,499	DCAT LLC
0.42%, 03/15/2016(c)	2,000	1,998	0.40%, 01/05/2016	2,000	2,000
KFW (credit support from Republic of			0.42%, 01/15/2016	2,200	2,199
Germany)			0.45%, 01/07/2016	2,100	2,100
0.20%, 01/14/2016(a),(c),(d)	2,100	2,100	Fairway Finance LLC
Manhattan Asset Funding Co LLC			0.23%, 01/22/2016(a)	2,100	2,100
0.34%, 01/12/2016(a)	2,000	2,000	0.31%, 01/08/2016(a)	2,000	2,000
0.45%, 01/28/2016(a)	2,500	2,499	0.32%, 03/07/2016(a)	900	899
0.45%, 02/01/2016(a)	2,300	2,299	Gotham Funding Corp
Mitsubishi UFJ Trust & Banking Corp/NY			0.28%, 01/26/2016(a)	1,500	1,500
0.50%, 03/01/2016	2,000	1,998	0.33%, 01/25/2016(a)	2,000	1,999
Mizuho Bank Ltd/NY			0.35%, 01/11/2016(a)	2,000	2,000
0.29%, 01/06/2016(a)	2,300	2,300	0.48%, 01/26/2016(a)	1,500	1,499
0.29%, 01/20/2016(a)	1,800	1,800	Intercontinental Exchange Inc
0.31%, 02/04/2016(a)	2,000	1,999	0.38%, 01/04/2016(a)	1,000	1,000
Nordea Bank AB			0.42%, 01/05/2016(a)	2,000	2,000
0.23%, 01/21/2016(a),(d)	1,000	1,000	0.58%, 01/06/2016(a)	1,700	1,700
0.56%, 04/04/2016(a),(d)	2,300	2,297	0.60%, 01/12/2016(a)	2,000	1,999
Oversea-Chinese Banking Corp Ltd			JP Morgan Securities LLC
0.30%, 02/04/2016(d)	2,200	2,199	0.30%, 01/05/2016	2,000	2,000
Sheffield Receivables Co LLC			Jupiter Securitization Co LLC
0.42%, 02/03/2016(a)	2,000	1,999	0.42%, 01/13/2016(a)	2,300	2,300
0.75%, 03/17/2016(a)	2,000	1,997	Liberty Street Funding LLC
Skandinaviska Enskilda Banken AB			0.46%, 02/08/2016(a)	2,000	1,999
0.33%, 02/16/2016(a),(d)	1,800	1,799	0.58%, 03/14/2016(a)	2,000	1,998
Societe Generale SA			National Rural Utilities Cooperative Finance
0.47%, 02/26/2016(a),(d)	2,000	1,999	Corp
0.49%, 02/01/2016(a),(d)	2,000	1,999	0.40%, 02/03/2016	2,300	2,299
Standard Chartered Bank/New York			0.41%, 02/04/2016	2,000	1,999
0.42%, 02/25/2016(a)	2,200	2,199	Nieuw Amsterdam Receivables Corp
0.65%, 04/04/2016(a)	2,300	2,296	0.19%, 01/07/2016(a)	2,100	2,100
Sumitomo Mitsui Banking Corp			0.27%, 01/13/2016(a)	2,000	2,000
0.23%, 01/08/2016(a),(d)	2,200	2,200	0.46%, 02/02/2016(a)	2,300	2,299
0.48%, 02/23/2016(a),(d)	2,000	1,999	Ontario Teachers' Finance Trust (credit
0.65%, 03/16/2016(a),(d)	2,200	2,197	support from Ontario Teachers Pension Plan
United Overseas Bank Ltd			Board)
0.52%, 02/24/2016(a),(d)	1,000	999	0.41%, 02/05/2016(a),(c)	2,200	2,199
		$66,761	0.64%, 03/21/2016(a),(c)	2,200	2,197
			0.65%, 04/01/2016(a),(c)	2,000	1,997
Beverages - 1.33%			Regency Markets No. 1 LLC
Brown-Forman Corp			0.40%, 01/13/2016(a)	2,100	2,100
0.45%, 01/07/2016(a)	1,800	1,800
			0.40%, 01/15/2016(a)	1,700	1,700
0.60%, 01/22/2016(a)	2,000	1,999
			0.42%, 01/15/2016(a)	2,200	2,199
		$3,799	Thunder Bay Funding LLC
			0.22%, 01/14/2016(a)	1,800	1,800
Commercial Services - 2.66%
Catholic Health Initiatives			0.36%, 01/15/2016(a)	2,100	2,100
0.35%, 01/05/2016	2,000	2,000			$65,680
0.48%, 01/20/2016	2,000	1,999	Electric - 3.40%
0.48%, 02/11/2016	2,750	2,749	GDF Suez
Salvation Army/United States			0.29%, 01/06/2016(a)	2,100	2,100
0.45%, 03/10/2016	830	829	0.30%, 01/07/2016(a)	2,000	2,000
		$7,577	0.50%, 02/23/2016(a)	2,200	2,198
Computers - 0.77%			Oglethorpe Power Corp
International Business Machines Corp			0.30%, 01/04/2016(a)	1,400	1,400
0.42%, 03/23/2016(a)	2,200	2,198	0.50%, 01/04/2016(a)	2,000	2,000
					$9,698

Consumer Products - 0.70%			Electrical Components & Equipment - 0.70%
Reckitt Benckiser Treasury Services			Emerson Electric Co
PLC (credit support from Reckitt Benckiser			0.42%, 01/22/2016(a)	2,000	1,999
Group)
0.40%, 01/11/2016(a),(c)	2,000	2,000
			Healthcare - Products - 0.70%
			Danaher Corp
			0.40%, 01/04/2016(a)	2,000	2,000

See accompanying notes.

73

Schedule of Investments
Money Market Account
December 31, 2015

	Principal			Principal
COMMERCIAL PAPER (continued)	Amount (000's) Value (000's)		COMMERCIAL PAPER (continued)	Amount (000's)	Value (000	's)

Insurance - 1.16%			Telecommunications (continued)
Prudential PLC			Telstra Corp Ltd (continued)
0.32%, 02/17/2016(a)	$1,800	$1,799	0.37%, 02/24/2016(a)	$2,000		$1,999
0.37%, 02/02/2016(a)	1,500	1,500				$3,998
		$3,299	TOTAL COMMERCIAL PAPER			$223,544

Machinery - Construction & Mining - 1.44%				Principal
Caterpillar Financial Services Corp (credit			CERTIFICATE OF DEPOSIT - 3.41%	Amount (000's)	Value (000	's)
support from Caterpillar Inc)			Banks - 3.41%
0.45%, 01/06/2016(c)	1,900	1,900	Bank of America NA
0.47%, 02/09/2016(c)	2,200	2,199	0.31%, 02/10/2016	2,000		2,000
		$4,099	0.34%, 01/19/2016	2,300		2,300
			0.34%, 02/29/2016	2,000		2,000

Machinery - Diversified - 1.96%			Bank of Nova Scotia/Houston
John Deere Capital Corp			0.52%, 05/11/2016(b),(d)	1,400		1,400
0.35%, 01/15/2016(a)	2,000	2,000

			Citibank NA
John Deere Financial Inc (credit support from			0.50%, 03/09/2016	2,000		2,000
John Deere Capital Corp)
0.50%, 02/18/2016(a),(c)	2,100	2,098				$9,700
John Deere Financial Ltd (credit support from			TOTAL CERTIFICATE OF DEPOSIT			$9,700
John Deere Capital Corp)				Maturity
0.19%, 01/14/2016(a),(c)	1,500	1,500	REPURCHASE AGREEMENTS - 2.81%	Amount (000's)	Value (000	's)
		$5,598	Banks - 2.81%
Media- 0.53%			Merrill Lynch Repurchase Agreement; 0.30%	$8,000		$8,000
Walt Disney Co/The			dated 12/31/2015 maturing 01/04/2016
0.32%, 01/20/2016(a)	1,500	1,500	(collateralized by US Government
			Security; $8,160,511; 0.00%; dated
			7/15/2032)
Miscellaneous Manufacturers - 0.53%
Illinois Tool Works Inc			TOTAL REPURCHASE AGREEMENTS			$8,000
0.28%, 01/07/2016(a)	1,500	1,500
			Total Investments			$285,266
			Liabilities in Excess of Other Assets, Net - (0.10)%			$(291)
Oil & Gas - 4.07%			TOTAL NET ASSETS - 100.00%			$284,975
BP Capital Markets PLC (credit support from
BP PLC)
0.39%, 01/27/2016(a),(c)	2,000	1,999	(a)		Security exempt from registration under Rule 144A of the Securities Act of
Chevron Corp			1933. These securities may be resold in transactions exempt from
0.32%, 01/19/2016(a)	1,600	1,600	registration, normally to qualified institutional buyers. At the end of the
Exxon Mobil Corp			period, the value of these securities totaled $164,091 or 57.58% of net
0.33%, 02/02/2016	2,000	1,999	assets.
0.38%, 03/02/2016	2,000	1,999	(b)	Variable Rate. Rate shown is in effect at December 31, 2015.
Total Capital Canada Ltd (credit support from			(c)		Credit support indicates investments that benefit from credit enhancement
Total SA)			or liquidity support provided by a third party bank, institution, or
0.20%, 01/25/2016(a),(c)	2,000	2,000	government agency.
0.45%, 01/21/2016(a),(c)	2,000	1,999	(d)	Security issued by foreign bank and denominated in USD.
		$11,596

Pharmaceuticals - 0.42%
AstraZeneca PLC			Portfolio Summary (unaudited)
0.22%, 01/27/2016(a)	1,200	1,200	Sector			Percent
			Financial			57.26%
			Consumer, Non-cyclical			5.81%
Pipelines - 1.47%			Insured			5.71%
Questar Corp			Exchange Traded Funds			5.66%
0.45%, 01/04/2016(a)	2,200	2,200
			Energy			5.54%
0.50%, 01/08/2016(a)	2,000	2,000
			Industrial			4.63%
		$4,200	Government			4.57%
REITS- 2.07%			Consumer, Cyclical			4.54%
Simon Property Group LP			Utilities			3.40%
0.22%, 01/04/2016(a)	1,600	1,600	Communications			1.93%
0.25%, 01/19/2016(a)	2,300	2,300	Technology			0.77%
0.52%, 02/19/2016(a)	2,000	1,998	Asset Backed Securities			0.28%
		$5,898	Liabilities in Excess of Other Assets, Net			(0.10)%
			TOTAL NET ASSETS			100.00%
Supranational Bank - 2.11%
Corp Andina de Fomento
0.18%, 01/08/2016(a)	1,800	1,800
0.24%, 01/04/2016(a)	2,000	2,000
0.44%, 01/12/2016(a)	2,200	2,200
		$6,000

Telecommunications - 1.40%
Telstra Corp Ltd
0.37%, 02/16/2016(a)	2,000	1,999

See accompanying notes.

74

Schedule of Investments
Principal Capital Appreciation Account
December 31, 2015

COMMON STOCKS - 98.61%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Aerospace & Defense - 3.25%			Distribution & Wholesale - 0.31%
Boeing Co/The	17,202	$2,487	Pool Corp	6,130	$495
Northrop Grumman Corp	10,322	1,949
Teledyne Technologies Inc (a)	9,512	844
			Diversified Financial Services - 3.28%
		$5,280	Ameriprise Financial Inc	6,517	694
Airlines - 0.52%			Charles Schwab Corp/The	49,569	1,632
Alaska Air Group Inc	10,530	848	FNF Group	30,623	1,062
			Franklin Resources Inc	33,282	1,225
			T Rowe Price Group Inc	9,894	707
Apparel - 1.61%					$5,320
Deckers Outdoor Corp (a)	7,760	366
NIKE Inc	35,992	2,250	Electric - 2.21%
		$2,616	Duke Energy Corp	10,784	770
			NextEra Energy Inc	5,581	580
Automobile Manufacturers - 0.72%			Xcel Energy Inc	62,118	2,230
PACCAR Inc	24,640	1,168			$3,580

			Electronics - 2.50%
Automobile Parts & Equipment - 1.25%			Corning Inc	30,720	562
Autoliv Inc	5,277	658	FEI Co	6,791	542
Johnson Controls Inc	34,888	1,378	FLIR Systems Inc	6,709	188
		$2,036	Trimble Navigation Ltd (a)	36,984	793
			Waters Corp (a)	14,634	1,969
Banks - 7.40%
East West Bancorp Inc	24,282	1,009			$4,054
Goldman Sachs Group Inc/The	4,392	792	Environmental Control - 1.14%
JPMorgan Chase & Co	29,071	1,920	Stericycle Inc (a)	3,012	363
PNC Financial Services Group Inc/The	22,387	2,134	Waste Connections Inc	26,402	1,487
State Street Corp	6,274	416			$1,850
SVB Financial Group (a)	7,212	857
US Bancorp	36,014	1,537	Food - 2.76%
Wells Fargo & Co	61,534	3,345	General Mills Inc	21,922	1,264
		$12,010	Kroger Co/The	37,084	1,551
			McCormick & Co Inc/MD	13,342	1,141
Beverages - 1.67%			Safeway, Inc. - CVR - Casa Ley (a),(b)	825	—
Brown-Forman Corp - B Shares	5,743	570	Safeway, Inc. - CVR - Property Development	825	—
Coca-Cola Co/The	28,762	1,236	Centers (a),(b),(c)
PepsiCo Inc	9,118	911	Whole Foods Market Inc	15,360	515
		$2,717			$4,471

Biotechnology - 0.75%			Gas - 0.96%
Gilead Sciences Inc	11,964	1,211	Sempra Energy	16,604	1,561

Building Materials - 0.32%			Healthcare - Products - 4.05%
Apogee Enterprises Inc	11,823	514	Becton Dickinson and Co	10,085	1,554
			Bio-Techne Corp	9,014	811
Chemicals - 2.19%			Edwards Lifesciences Corp (a)	10,435	824
EI du Pont de Nemours & Co	8,476	565	Medtronic PLC	7,704	593
FMC Corp	9,763	382	Thermo Fisher Scientific Inc	14,894	2,113
Innospec Inc	5,859	318	Varian Medical Systems Inc (a)	8,460	683
International Flavors & Fragrances Inc	8,786	1,051			$6,578
PPG Industries Inc	12,592	1,244
			Healthcare - Services - 1.57%
		$3,560	DaVita HealthCare Partners Inc (a)	18,235	1,271
Commercial Services - 0.93%			Universal Health Services Inc	10,617	1,269
PayPal Holdings Inc (a)	13,047	472			$2,540
Robert Half International Inc	10,546	497
TrueBlue Inc (a)	20,831	537	Housewares - 0.30%
			Tupperware Brands Corp	8,608	479
		$1,506

Computers - 4.76%			Insurance - 2.19%
Apple Inc	50,491	5,315	ACE Ltd	14,480	1,692
EMC Corp/MA	58,512	1,502	Chubb Corp/The	1,318	175
International Business Machines Corp	6,592	907	MetLife Inc	12,335	594
		$7,724	XL Group PLC	27,815	1,090
Consumer Products - 0.82%					$3,551
Kimberly-Clark Corp	5,564	708	Internet - 4.92%
WD-40 Co	6,294	621	Alphabet Inc - A Shares (a)	3,668	2,854
		$1,329	Alphabet Inc - C Shares (a)	1,372	1,041
			Amazon.com Inc (a)	3,069	2,074

Cosmetics & Personal Care - 0.66%			comScore Inc (a)	8,659	356
Procter & Gamble Co/The	13,473	1,070
			eBay Inc (a)	12,056	331
			Facebook Inc (a)	8,701	911
			LinkedIn Corp (a)	1,847	416
					$7,983

See accompanying notes.

75

Schedule of Investments
Principal Capital Appreciation Account
December 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held	Value (000	's)

Iron & Steel - 0.49%			Savings & Loans - 0.44%
Reliance Steel & Aluminum Co	13,586	$787	Washington Federal Inc	29,750		$709

Leisure Products & Services - 0.56%			Semiconductors - 3.11%
Carnival Corp	4,875	266	Applied Materials Inc	39,241		733
Harley-Davidson Inc	14,309	649	Avago Technologies Ltd	3,669		533
		$915	Intel Corp	29,427		1,014
			Lam Research Corp	12,646		1,004
Machinery - Diversified - 0.99%			Microchip Technology Inc	25,652		1,194
Deere & Co	18,489	1,410	QUALCOMM Inc	11,533		576
Tennant Co	3,549	200				$5,054
		$1,610
			Software - 6.87%
Media - 3.11%			Adobe Systems Inc (a)	22,587		2,122
Comcast Corp - Class A	21,693	1,224	Autodesk Inc (a)	12,277		748
Sirius XM Holdings Inc (a)	122,905	500
			Fair Isaac Corp	13,781		1,298
Viacom Inc	18,367	756	Fidelity National Information Services Inc	7,928		480
Walt Disney Co/The	24,351	2,559	Microsoft Corp	68,981		3,827
		$5,039	Omnicell Inc (a)	22,291		693
Miscellaneous Manufacturers - 2.27%			Oracle Corp	34,082		1,245
AptarGroup Inc	16,611	1,207	Tyler Technologies Inc (a)	4,188		730
Crane Co	9,001	430				$11,143
Donaldson Co Inc	13,217	379	Telecommunications - 2.32%
General Electric Co	53,407	1,664	Cisco Systems Inc	33,171		901
		$3,680	Verizon Communications Inc	62,071		2,869
Oil & Gas - 4.33%						$3,770
Chevron Corp	19,640	1,767	Toys, Games & Hobbies - 0.53%
Cimarex Energy Co	9,500	849	Hasbro Inc	12,708		856
Devon Energy Corp	12,395	397
Energen Corp	12,790	524
Exxon Mobil Corp	26,816	2,090	Transportation - 1.31%
HollyFrontier Corp	20,666	825	Expeditors International of Washington Inc	23,800		1,073
Occidental Petroleum Corp	8,478	573	Union Pacific Corp	13,529		1,058
		$7,025				$2,131

Oil & Gas Services - 0.94%			Trucking & Leasing - 0.07%
Schlumberger Ltd	21,958	1,532	Greenbrier Cos Inc/The	3,419		112

			TOTAL COMMON STOCKS			$159,996

Pharmaceuticals - 7.68%			INVESTMENT COMPANIES - 1.57%	Shares Held	Value (000	's)
Abbott Laboratories	26,682	1,198
AbbVie Inc	14,066	833	Publicly Traded Investment Fund - 1.57%
Allergan plc (a)	6,833	2,135	BlackRock Liquidity Funds FedFund Portfolio	2,552,785		2,553
Bristol-Myers Squibb Co	16,136	1,110
Johnson & Johnson	22,932	2,356	TOTAL INVESTMENT COMPANIES			$2,553
McKesson Corp	12,307	2,427	Total Investments			$162,549
Perrigo Co PLC	7,429	1,075	Liabilities in Excess of Other Assets, Net - (0.18)%			$(300)
Teva Pharmaceutical Industries Ltd ADR	9,032	593	TOTAL NET ASSETS - 100.00%			$162,249
VCA Inc (a)	13,448	740
		$12,467
			(a) Non-Income Producing Security

Pipelines - 0.69%
Magellan Midstream Partners LP	16,584	1,126	(b)		Fair value of these investments is determined in good faith by the Manager
			under procedures established and periodically reviewed by the Board of
			Directors. At the end of the period, the fair value of these securities totaled
REITS - 3.11%			$0 or 0.00% of net assets.
Alexandria Real Estate Equities Inc	12,214	1,104	(c)		Security is Illiquid. At the end of the period, the value of these securities
Essex Property Trust Inc	3,958	948	totaled $0 or 0.00% of net assets.
HCP Inc	15,795	604
Plum Creek Timber Co Inc	20,458	976
Ventas Inc	19,397	1,095
Weyerhaeuser Co	10,526	315	Portfolio Summary (unaudited)
		$5,042	Sector			Percent
			Consumer, Non-cyclical			20.89%
Retail - 6.75%			Financial			16.42%
Copart Inc (a)	25,602	973	Technology			14.74%
Costco Wholesale Corp	11,295	1,824	Consumer, Cyclical			12.56%
CVS Health Corp	21,931	2,144	Industrial			11.85%
Dollar General Corp	12,835	923	Communications			10.35%
Home Depot Inc/The	12,176	1,610	Energy			5.96%
Nordstrom Inc	23,539	1,173	Utilities			3.17%
Starbucks Corp	38,313	2,300	Basic Materials			2.67%
		$10,947	Exchange Traded Funds			1.57%
			Liabilities in Excess of Other Assets, Net			(0.18)%
			TOTAL NET ASSETS			100.00%

See accompanying notes.

76

			Schedule of Investments
			Real Estate Securities Account
			December 31, 2015

COMMON STOCKS - 98.77%	Shares Held	Value (000	's)

REITS - 98.77%
Alexandria Real Estate Equities Inc	33,700		$3,045
American Tower Corp	25,149		2,438
Apartment Investment & Management Co	110,120		4,408
AvalonBay Communities Inc	41,385		7,620
Boston Properties Inc	59,042		7,530
Care Capital Properties Inc	5,154		158
Crown Castle International Corp	23,280		2,013
CubeSmart	131,042		4,013
DDR Corp	152,289		2,565
Duke Realty Corp	131,180		2,757
Education Realty Trust Inc	42,288		1,602
EPR Properties	48,029		2,807
Equinix Inc	24,010		7,261
Equity One Inc	112,199		3,046
Equity Residential	115,877		9,454
Essex Property Trust Inc	37,406		8,955
Extra Space Storage Inc	20,190		1,781
Federal Realty Investment Trust	22,368		3,268
First Industrial Realty Trust Inc	145,752		3,226
General Growth Properties Inc	262,234		7,135
GEO Group Inc/The	8,073		233
Host Hotels & Resorts Inc	242,457		3,719
Hudson Pacific Properties Inc	51,555		1,451
Kilroy Realty Corp	25,286		1,600
Pebblebrook Hotel Trust	98,740		2,767
Prologis Inc	161,953		6,951
Public Storage	45,927		11,376
Saul Centers Inc	32,164		1,649
Simon Property Group Inc	99,947		19,434
SL Green Realty Corp	46,540		5,258
STORE Capital Corp	58,986		1,369
Sun Communities Inc	40,532		2,778
Sunstone Hotel Investors Inc	179,994		2,248
Ventas Inc	91,234		5,148
VEREIT Inc	110,728		877
Vornado Realty Trust	20,793		2,078
Welltower Inc	77,733		5,288
			$159,306
TOTAL COMMON STOCKS			$159,306
INVESTMENT COMPANIES - 0.58%	Shares Held	Value (000	's)

Publicly Traded Investment Fund - 0.58%
BlackRock Liquidity Funds FedFund Portfolio	937,556		938

TOTAL INVESTMENT COMPANIES			$938
Total Investments			$160,244
Other Assets in Excess of Liabilities, Net - 0.65%			$1,042
TOTAL NET ASSETS - 100.00%			$161,286

Portfolio Summary (unaudited)
Sector			Percent
Financial			98.77%
Exchange Traded Funds			0.58%
Other Assets in Excess of Liabilities, Net			0.65%
TOTAL NET ASSETS			100.00%

See accompanying notes.

77

		Schedule of Investments
		SAM Balanced Portfolio
		December 31, 2015

INVESTMENT COMPANIES - 100.02%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 61.70%
Blue Chip Fund (a)	2,440,914	$38,225
Diversified International Fund (a)	6,588,088	73,523
EDGE MidCap Fund (a)	1,131,594	11,463
Global Diversified Income Fund (a)	1,256,285	16,332
Global Multi-Strategy Fund (a)	5,995,036	63,427
Global Real Estate Securities Fund (a)	1,883,207	16,817
High Yield Fund (a)	2,999,235	20,155
Inflation Protection Fund (a)	1,824,644	14,980
International Emerging Markets Fund (a)	734,130	14,536
LargeCap Growth Fund (a)	7,549,511	77,307
LargeCap Value Fund (a)	4,231,177	48,489
MidCap Value Fund I (a)	1,262,939	15,648
Preferred Securities Fund (a)	349,401	3,529
Principal Capital Appreciation Fund (a)	511,378	28,852
Short-Term Income Fund (a)	3,041,351	36,740
SmallCap Growth Fund I (a),(b)	80,537	887
SmallCap Value Fund II (a)	522,130	5,785
Small-MidCap Dividend Income Fund (a)	1,969,184	25,048
		$511,743

Principal Variable Contracts Funds, Inc. Class 1 - 38.32%
Equity Income Account (a)	4,025,769	87,238
Government & High Quality Bond Account (a)	6,027,135	61,236
Income Account (a)	11,505,107	117,812
MidCap Account (a)	934,285	51,610
		$317,896
TOTAL INVESTMENT COMPANIES		$829,639
Total Investments		$829,639
Liabilities in Excess of Other Assets, Net - (0.02)%		$(191)
TOTAL NET ASSETS - 100.00%		$829,448

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	47.09%
Fixed Income Funds	30.67%
International Equity Funds	12.64%
Specialty Funds	9.62%
Liabilities in Excess of Other Assets, Net	(0.02)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

78

Schedule of Investments
SAM Balanced Portfolio
December 31, 2015

	December 31,	December 31,					December 31,	December 31,
	2014	2014	Purchases	Purchases	Sales	Sales	2015	2015
Affiliated Securities	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	2,782,489	$39,000	68,260	$1,070	409,835	$6,535	2,440,914	$33,609
Diversified International Account	5,052,004	53,927	4,095	62	5,056,099	73,622	—	—
Diversified International Fund	—	—	6,742,149	80,967	154,061	1,756	6,588,088	79,090
EDGE MidCap Fund	—	—	1,131,594	11,323	—	—	1,131,594	11,323
Equity Income Account	4,692,543	52,332	118,270	2,664	785,044	17,726	4,025,769	44,250
Global Diversified Income Fund	1,338,732	18,057	79,059	1,081	161,506	2,233	1,256,285	16,854
Global Multi-Strategy Fund	4,448,034	46,633	1,920,583	21,074	373,581	4,112	5,995,036	63,524
Global Real Estate Securities Fund	1,013,697	8,193	1,111,343	10,610	241,833	2,206	1,883,207	16,452
Government & High Quality Bond	6,654,476	65,657	254,807	2,596	882,148	9,147	6,027,135	59,077
Account
High Yield Fund	2,590,684	17,625	581,503	4,256	172,952	1,225	2,999,235	20,587
Income Account	12,440,973	121,674	558,985	5,799	1,494,851	15,892	11,505,107	111,522
Inflation Protection Fund	1,295,128	11,148	642,978	5,430	113,462	953	1,824,644	15,601
International Emerging Markets Fund	655,350	15,441	312,714	7,333	233,934	5,408	734,130	17,239
LargeCap Growth Fund	7,813,229	84,220	779,585	8,069	1,043,303	11,814	7,549,511	80,561
LargeCap Value Fund	8,194,515	106,259	416,416	4,874	4,379,754	55,696	4,231,177	53,947
MidCap Account	905,088	39,930	107,799	6,333	78,602	4,843	934,285	41,596
MidCap Value Fund I	242,199	3,953	1,020,740	14,667	—	—	1,262,939	18,620
Preferred Securities Fund	371,056	2,083	21,457	219	43,112	442	349,401	1,926
Principal Capital Appreciation Fund	874,988	44,541	30,780	1,756	394,390	22,944	511,378	26,010
Short-Term Income Account	16,080,585	40,843	76,499	199	16,157,084	42,151	—	—
Short-Term Income Fund	—	—	3,258,619	39,747	217,268	2,642	3,041,351	37,097
SmallCap Growth Fund I	73,759	747	6,778	74	—	—	80,537	821
SmallCap Value Fund II	498,756	5,013	55,999	623	32,625	436	522,130	5,225
Small-MidCap Dividend Income Fund	2,065,534	22,800	103,935	1,346	200,285	2,730	1,969,184	21,334
		$800,076		$232,172		$284,513		$776,265

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$186			$74			$717
Diversified International Account		—			19,633			—
Diversified International Fund		1,103			(121)			—
EDGE MidCap Fund		46			—			—
Equity Income Account		2,375			6,980			—
Global Diversified Income Fund		877			(51)			—
Global Multi-Strategy Fund		577			(71)			1,302
Global Real Estate Securities Fund		455			(145)			296
Government & High Quality Bond Account		2,160			(29)			87
High Yield Fund		1,291			(69)			—
Income Account		5,476			(59)			—
Inflation Protection Fund		124			(24)			—
International Emerging Markets Fund		131			(127)			—
LargeCap Growth Fund		212			86			7,393
LargeCap Value Fund		1,211			(1,490)			3,237
MidCap Account		278			176			5,684
MidCap Value Fund I		487			—			1,098
Preferred Securities Fund		189			66			31
Principal Capital Appreciation Fund		441			2,657			1,143
Short-Term Income Account		—			1,109			—
Short-Term Income Fund		344			(8)			—
SmallCap Growth Fund I		—			—			74
SmallCap Value Fund II		110			25			512
Small-MidCap Dividend Income Fund		694			(82)			492
		$18,767			$28,530			$22,066
Amounts in thousands except shares

See accompanying notes.

79

		Schedule of Investments
	SAM Conservative Balanced Portfolio
		December 31, 2015

INVESTMENT COMPANIES - 100.02%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 54.16%
Blue Chip Fund (a)	381,066	$5,967
Diversified International Fund (a)	1,135,539	12,673
EDGE MidCap Fund (a)	200,025	2,026
Global Diversified Income Fund (a)	527,156	6,853
Global Multi-Strategy Fund (a)	1,057,639	11,190
Global Real Estate Securities Fund (a)	336,575	3,006
High Yield Fund (a)	1,493,780	10,038
Inflation Protection Fund (a)	640,200	5,256
International Emerging Markets Fund (a)	131,490	2,603
LargeCap Growth Fund (a)	1,414,555	14,485
LargeCap Value Fund (a)	745,921	8,548
MidCap Value Fund I (a)	323,163	4,004
Preferred Securities Fund (a)	105,822	1,069
Principal Capital Appreciation Fund (a)	96,117	5,423
Short-Term Income Fund (a)	1,317,268	15,913
SmallCap Growth Fund I (a),(b)	22,814	251
SmallCap Value Fund II (a)	78,572	871
Small-MidCap Dividend Income Fund (a)	338,795	4,309
		$114,485

Principal Variable Contracts Funds, Inc. Class 1 - 45.86%
Bond & Mortgage Securities Account (a)	361,536	3,995
Equity Income Account (a)	647,180	14,024
Government & High Quality Bond Account (a)	2,583,126	26,245
Income Account (a)	4,371,893	44,768
MidCap Account (a)	142,866	7,892
		$96,924
TOTAL INVESTMENT COMPANIES		$211,409
Total Investments		$211,409
Liabilities in Excess of Other Assets, Net - (0.02)%		$(50)
TOTAL NET ASSETS - 100.00%		$211,359

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b) Non-Income Producing Security

Portfolio Summary (unaudited)
Fund Type		Percent
Fixed Income Funds		50.77%
Domestic Equity Funds		32.07%
International Equity Funds		8.65%
Specialty Funds		8.53%
Liabilities in Excess of Other Assets, Net		(0.02)%
TOTAL NET ASSETS		100.00%

See accompanying notes.

80

Schedule of Investments
SAM Conservative Balanced Portfolio
December 31, 2015

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2014	2014	Purchases	Purchases	Sales	Sales	2015	2015
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	397,512	$5,444	36,845	$581	53,291	$852	381,066	$5,182
Bond & Mortgage Securities Account	396,098	4,603	16,267	181	50,829	580	361,536	4,188
Diversified International Account	796,751	8,228	10,836	164	807,587	11,752	—	—
Diversified International Fund	—	—	1,164,671	13,958	29,132	335	1,135,539	13,602
EDGE MidCap Fund	—	—	200,025	2,004	—	—	200,025	2,004
Equity Income Account	666,857	7,436	64,225	1,422	83,902	1,921	647,180	7,385
Global Diversified Income Fund	528,519	7,176	52,715	726	54,078	750	527,156	7,128
Global Multi-Strategy Fund	897,556	9,492	234,025	2,571	73,942	817	1,057,639	11,233
Global Real Estate Securities Fund	281,701	2,288	137,705	1,298	82,831	760	336,575	2,793
Government & High Quality Bond	2,670,835	26,905	221,549	2,288	309,258	3,206	2,583,126	25,967
Account
High Yield Fund	1,364,721	9,477	269,993	1,965	140,934	1,031	1,493,780	10,355
Income Account	4,494,303	44,866	383,663	4,053	506,073	5,402	4,371,893	43,482
Inflation Protection Fund	412,086	3,547	256,099	2,178	27,985	233	640,200	5,483
International Emerging Markets Fund	109,246	2,563	66,672	1,546	44,428	1,027	131,490	3,058
LargeCap Growth Fund	1,376,642	14,994	193,237	2,029	155,324	1,751	1,414,555	15,174
LargeCap Value Fund	1,313,046	16,996	123,545	1,484	690,670	8,829	745,921	9,462
MidCap Account	127,557	5,216	29,149	1,710	13,840	856	142,866	6,086
MidCap Value Fund I	117,560	1,898	206,690	2,947	1,087	15	323,163	4,827
Preferred Securities Fund	110,275	619	6,563	67	11,016	112	105,822	584
Principal Capital Appreciation Fund	156,440	7,964	8,950	509	69,273	3,988	96,117	4,887
Short-Term Income Account	6,529,387	16,430	225,670	589	6,755,057	17,623	—	—
Short-Term Income Fund	—	—	1,389,432	16,947	72,164	878	1,317,268	16,067
SmallCap Growth Fund I	20,894	212	1,920	21	—	—	22,814	233
SmallCap Value Fund II	73,229	726	8,506	95	3,163	39	78,572	781
Small-MidCap Dividend Income Fund	331,050	3,592	41,254	536	33,509	462	338,795	3,658
		$200,672		$61,869		$63,219		$203,619

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$29			$9			$112
Bond & Mortgage Securities Account		130			(16)			—
Diversified International Account		—			3,360			—
Diversified International Fund		190			(21)			—
EDGE MidCap Fund		9			—			—
Equity Income Account		353			448			—
Global Diversified Income Fund		357			(24)			—
Global Multi-Strategy Fund		102			(13)			229
Global Real Estate Securities Fund		83			(33)			53
Government & High Quality Bond Account		905			(20)			37
High Yield Fund		647			(56)			—
Income Account		2,030			(35)			—
Inflation Protection Fund		43			(9)			—
International Emerging Markets Fund		24			(24)			—
LargeCap Growth Fund		40			(98)			1,384
LargeCap Value Fund		213			(189)			570
MidCap Account		41			16			834
MidCap Value Fund I		124			(3)			281
Preferred Securities Fund		58			10			9
Principal Capital Appreciation Fund		83			402			215
Short-Term Income Account		—			604			—
Short-Term Income Fund		147			(2)			—
SmallCap Growth Fund I		—			—			21
SmallCap Value Fund II		17			(1)			78
Small-MidCap Dividend Income Fund		116			(8)			84
		$5,741			$4,297			$3,907
Amounts in thousands except shares

See accompanying notes.

81

		Schedule of Investments
	SAM Conservative Growth Portfolio
		December 31, 2015

INVESTMENT COMPANIES - 100.03%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 72.70%
Blue Chip Fund (a)	1,111,025	$17,399
Diversified International Fund (a)	3,025,803	33,768
Diversified Real Asset Fund (a)	920,741	9,640
EDGE MidCap Fund (a)	537,208	5,442
Global Multi-Strategy Fund (a)	2,773,301	29,342
Global Real Estate Securities Fund (a)	854,024	7,626
High Yield Fund (a)	261,726	1,759
LargeCap Growth Fund (a)	3,610,714	36,973
LargeCap Value Fund (a)	2,359,440	27,039
MidCap Value Fund I (a)	610,988	7,570
Origin Emerging Markets Fund (a)	714,892	5,812
Preferred Securities Fund (a)	31,551	319
Principal Capital Appreciation Fund (a)	267,670	15,102
Short-Term Income Fund (a)	377,762	4,563
SmallCap Growth Fund I (a),(b)	54,690	602
SmallCap Value Fund II (a)	135,728	1,504
Small-MidCap Dividend Income Fund (a)	943,024	11,995
		$216,455

Principal Variable Contracts Funds, Inc. Class 1 - 27.33%
Equity Income Account (a)	1,513,545	32,799
Government & High Quality Bond Account (a)	714,463	7,259
Income Account (a)	1,518,855	15,553
MidCap Account (a)	466,280	25,757
		$81,368
TOTAL INVESTMENT COMPANIES		$297,823
Total Investments		$297,823
Liabilities in Excess of Other Assets, Net - (0.03)%		$(86)
TOTAL NET ASSETS - 100.00%		$297,737

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	61.19%
International Equity Funds	15.85%
Specialty Funds	13.10%
Fixed Income Funds	9.89%
Liabilities in Excess of Other Assets, Net	(0.03)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

82

Schedule of Investments
SAM Conservative Growth Portfolio
December 31, 2015

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2014	2014	Purchases	Purchases	Sales	Sales	2015	2015
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	1,121,994	$15,701	81,226	$1,277	92,195	$1,477	1,111,025	$15,518
Diversified International Account	2,094,008	26,131	35,193	528	2,129,201	31,025	—	—
Diversified International Fund	—	—	3,056,577	36,676	30,774	351	3,025,803	36,301
Diversified Real Asset Fund	871,224	10,211	74,393	848	24,876	301	920,741	10,746
EDGE MidCap Fund	—	—	537,208	5,383	—	—	537,208	5,383
Equity Income Account	1,830,072	20,448	117,874	2,674	434,401	9,776	1,513,545	16,638
Global Multi-Strategy Fund	2,098,559	22,401	854,078	9,385	179,336	1,992	2,773,301	29,772
Global Real Estate Securities Fund	797,815	6,823	241,475	2,284	185,266	1,707	854,024	7,335
Government & High Quality Bond	720,217	6,965	54,820	566	60,574	629	714,463	6,897
Account
High Yield Fund	233,667	1,574	29,080	211	1,021	7	261,726	1,777
Income Account	1,255,785	12,061	339,772	3,646	76,702	812	1,518,855	14,875
International Emerging Markets Fund	300,706	7,077	—	—	300,706	7,078	—	—
LargeCap Growth Fund	3,338,967	36,250	523,588	5,558	251,841	2,865	3,610,714	38,819
LargeCap Value Fund	3,267,577	42,345	301,519	3,592	1,209,656	15,371	2,359,440	30,134
MidCap Account	352,126	16,536	141,901	8,429	27,747	1,705	466,280	23,255
MidCap Value Fund I	166,656	2,692	464,550	6,652	20,218	306	610,988	9,008
Origin Emerging Markets Fund	—	—	714,892	6,983	—	—	714,892	6,983
Preferred Securities Fund	35,441	215	1,987	20	5,877	60	31,551	191
Principal Capital Appreciation Fund	363,569	18,505	28,533	1,656	124,432	7,248	267,670	13,618
Short-Term Income Account	1,716,244	4,383	99,999	261	1,816,243	4,739	—	—
Short-Term Income Fund	—	—	393,960	4,805	16,198	197	377,762	4,608
SmallCap Growth Fund I	50,087	507	4,603	50	—	—	54,690	557
SmallCap Value Fund II	123,629	1,218	14,557	162	2,458	32	135,728	1,349
Small-MidCap Dividend Income Fund	881,832	10,043	107,950	1,435	46,758	642	943,024	10,819
		$262,086		$103,081		$88,320		$284,583

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$85			$17			$325
Diversified International Account		—			4,366			—
Diversified International Fund		507			(24)			—
Diversified Real Asset Fund		94			(12)			—
EDGE MidCap Fund		21			—			—
Equity Income Account		904			3,292			—
Global Multi-Strategy Fund		268			(22)			600
Global Real Estate Securities Fund		210			(65)			135
Government & High Quality Bond Account		248			(5)			10
High Yield Fund		112			(1)			—
Income Account		696			(20)			—
International Emerging Markets Fund		—			1			—
LargeCap Growth Fund		101			(124)			3,520
LargeCap Value Fund		675			(432)			1,800
MidCap Account		135			(5)			2,773
MidCap Value Fund I		236			(30)			530
Origin Emerging Markets Fund		53			—			—
Preferred Securities Fund		18			16			3
Principal Capital Appreciation Fund		231			705			597
Short-Term Income Account		—			95			—
Short-Term Income Fund		42			—			—
SmallCap Growth Fund I		—			—			50
SmallCap Value Fund II		29			1			133
Small-MidCap Dividend Income Fund		317			(17)			238
		$4,982			$7,736			$10,714
Amounts in thousands except shares

See accompanying notes.

83

		Schedule of Investments
		SAM Flexible Income Portfolio
		December 31, 2015

INVESTMENT COMPANIES - 100.02%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 46.13%
Diversified International Fund (a)	496,988	$5,546
Global Diversified Income Fund (a)	1,102,223	14,329
Global Real Estate Securities Fund (a)	254,366	2,271
High Yield Fund (a)	2,574,650	17,302
Inflation Protection Fund (a)	1,164,057	9,557
International Emerging Markets Fund (a)	127,707	2,529
LargeCap Growth Fund (a)	899,351	9,209
LargeCap Value Fund (a)	774,738	8,879
Preferred Securities Fund (a)	112,433	1,136
Short-Term Income Fund (a)	1,766,666	21,341
SmallCap Growth Fund I (a),(b)	21,899	241
Small-MidCap Dividend Income Fund (a)	788,795	10,033
		$102,373

Principal Variable Contracts Funds, Inc. Class 1 - 53.89%
Bond & Mortgage Securities Account (a)	442,110	4,886
Equity Income Account (a)	1,017,304	22,045
Government & High Quality Bond Account (a)	2,323,031	23,602
Income Account (a)	6,746,577	69,084
		$119,617
TOTAL INVESTMENT COMPANIES		$221,990
Total Investments		$221,990
Liabilities in Excess of Other Assets, Net - (0.02)%		$(54)
TOTAL NET ASSETS - 100.00%		$221,936

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	66.19%
Domestic Equity Funds	22.71%
Specialty Funds	6.46%
International Equity Funds	4.66%
Liabilities in Excess of Other Assets, Net	(0.02)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

84

Schedule of Investments
SAM Flexible Income Portfolio
December 31, 2015

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2014	2014	Purchases	Purchases	Sales	Sales	2015	2015
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	166,707	$2,149	—	$—	166,707	$2,688	—	$—
Bond & Mortgage Securities Account	480,945	5,545	43,619	496	82,454	942	442,110	5,077
Diversified International Account	300,456	2,770	—	—	300,456	4,283	—	—
Diversified International Fund	—	—	505,856	6,100	8,868	101	496,988	5,992
Equity Income Account	1,035,499	14,144	90,052	2,044	108,247	2,470	1,017,304	13,672
Global Diversified Income Fund	1,094,973	14,933	123,584	1,703	116,334	1,607	1,102,223	14,944
Global Real Estate Securities Fund	264,882	1,968	23,370	214	33,886	322	254,366	1,870
Government & High Quality Bond	2,353,313	23,239	244,257	2,531	274,539	2,840	2,323,031	22,935
Account
High Yield Fund	1,949,914	13,756	897,452	6,557	272,716	1,987	2,574,650	18,178
Income Account	6,622,511	66,362	800,334	8,520	676,268	7,158	6,746,577	67,504
Inflation Protection Fund	1,168,795	10,067	106,526	903	111,264	934	1,164,057	10,008
International Emerging Markets Fund	79,337	1,889	69,136	1,609	20,766	480	127,707	2,996
LargeCap Growth Fund	868,876	9,308	134,369	1,428	103,894	1,178	899,351	9,596
LargeCap Value Fund	1,019,252	13,233	119,538	1,441	364,052	4,650	774,738	9,910
Preferred Securities Fund	351,413	2,006	11,966	123	250,946	2,570	112,433	581
Short-Term Income Account	8,611,528	21,314	393,913	1,027	9,005,441	23,496	—	—
Short-Term Income Fund	—	—	1,877,605	22,901	110,939	1,349	1,766,666	21,548
SmallCap Growth Fund I	20,056	203	1,843	20	—	—	21,899	223
Small-MidCap Dividend Income Fund	779,702	8,245	89,943	1,191	80,850	1,110	788,795	8,326
		$211,131		$58,808		$60,165		$213,360

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$—			$539			$—
Bond & Mortgage Securities Account		161			(22)			—
Diversified International Account		—			1,513			—
Diversified International Fund		83			(7)			—
Equity Income Account		572			(46)			—
Global Diversified Income Fund		750			(85)			—
Global Real Estate Securities Fund		59			10			40
Government & High Quality Bond Account		820			5			33
High Yield Fund		1,116			(148)			—
Income Account		3,171			(220)			—
Inflation Protection Fund		79			(28)			—
International Emerging Markets Fund		23			(22)			—
LargeCap Growth Fund		25			38			879
LargeCap Value Fund		222			(114)			592
Preferred Securities Fund		113			1,022			10
Short-Term Income Account		—			1,155			—
Short-Term Income Fund		199			(4)			—
SmallCap Growth Fund I		—			—			20
Small-MidCap Dividend Income Fund		271			—			198
		$7,664			$3,586			$1,772
Amounts in thousands except shares

See accompanying notes.

85

		Schedule of Investments
	SAM Strategic Growth Portfolio
		December 31, 2015

INVESTMENT COMPANIES - 100.03%	Shares Held	Value (000's)

Principal Funds, Inc. Institutional Class - 87.08%
Diversified International Fund (a)	3,917,353	$43,718
Global Multi-Strategy Fund (a)	1,787,200	18,908
Global Real Estate Securities Fund (a)	1,079,728	9,642
LargeCap Growth Fund (a)	2,965,787	30,370
LargeCap Value Fund (a)	2,306,645	26,434
MidCap Value Fund I (a)	1,123,475	13,920
Origin Emerging Markets Fund (a)	1,500,832	12,202
Principal Capital Appreciation Fund (a)	645,685	36,429
SmallCap Growth Fund I (a),(b)	169,691	1,868
SmallCap Value Fund II (a)	371,230	4,113
Small-MidCap Dividend Income Fund (a)	758,383	9,647
		$207,251

Principal Variable Contracts Funds, Inc. Class 1 - 12.95%
Equity Income Account (a)	1,422,410	30,824

TOTAL INVESTMENT COMPANIES		$238,075
Total Investments		$238,075
Liabilities in Excess of Other Assets, Net - (0.03)%		$(73)
TOTAL NET ASSETS - 100.00%		$238,002

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	64.54%
International Equity Funds	27.55%
Specialty Funds	7.94%
Liabilities in Excess of Other Assets, Net	(0.03)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

86

Schedule of Investments
SAM Strategic Growth Portfolio
December 31, 2015

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2014	2014	Purchases	Purchases	Sales	Sales	2015	2015
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Diversified International Account	1,304,494	$14,885	32,435	$487	1,336,929	$19,453	—	$—
Diversified International Fund	—	—	3,965,757	47,829	48,404	547	3,917,353	47,239
Equity Income Account	1,621,596	19,876	172,510	3,927	371,696	8,670	1,422,410	17,012
Global Multi-Strategy Fund	446,248	4,977	1,439,926	15,833	98,974	1,099	1,787,200	19,700
Global Real Estate Securities Fund	1,125,328	9,486	138,113	1,290	183,713	1,713	1,079,728	9,045
International Emerging Markets Fund	382,516	9,096	5,835	139	388,351	9,138	—	—
LargeCap Growth Fund	3,675,275	39,379	481,062	5,128	1,190,550	13,817	2,965,787	31,636
LargeCap Value Fund	3,464,774	45,010	362,385	4,382	1,520,514	19,241	2,306,645	29,451
MidCap Value Fund I	581,999	9,405	587,773	8,335	46,297	678	1,123,475	16,971
Origin Emerging Markets Fund	—	—	1,507,446	14,706	6,614	61	1,500,832	14,639
Principal Capital Appreciation Fund	763,314	42,312	87,866	5,122	205,495	12,477	645,685	34,836
SmallCap Growth Fund I	362,606	3,708	17,779	198	210,694	2,793	169,691	1,694
SmallCap Value Fund II	373,985	3,631	45,082	509	47,837	650	371,230	3,551
Small-MidCap Dividend Income Fund	683,462	7,799	103,551	1,385	28,630	392	758,383	8,776
		$209,564		$109,270		$90,729		$234,550

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Diversified International Account		$—			$4,081			$—
Diversified International Fund		654			(43)			—
Equity Income Account		778			1,879			—
Global Multi-Strategy Fund		171			(11)			386
Global Real Estate Securities Fund		257			(18)			170
International Emerging Markets Fund		—			(97)			—
LargeCap Growth Fund		83			946			2,882
LargeCap Value Fund		657			(700)			1,754
MidCap Value Fund I		433			(91)			975
Origin Emerging Markets Fund		111			(6)			—
Principal Capital Appreciation Fund		555			(121)			1,435
SmallCap Growth Fund I		—			581			156
SmallCap Value Fund II		78			61			364
Small-MidCap Dividend Income Fund		254			(16)			189
		$4,031			$6,445			$8,311
Amounts in thousands except shares

See accompanying notes.

87

Schedule of Investments
Short-Term Income Account
December 31, 2015

INVESTMENT COMPANIES - 2.27%	Shares Held Value (000's)				Principal
			BONDS (continued)		Amount (000's) Value (000's)
Publicly Traded Investment Fund - 2.27%
BlackRock Liquidity Funds FedFund Portfolio	3,687,101	$3,688	Automobile Asset Backed Securities (continued)
			CPS Auto Trust
TOTAL INVESTMENT COMPANIES		$3,688	1.48%, 03/16/2020(a)		$109	$109
			Ford Credit Auto Owner Trust 2015-REV2
	Principal		2.44%, 01/15/2027(a),(b)		673	669
BONDS- 95.89%	Amount (000's) Value (000's)
			Ford Credit Auto Owner Trust/Ford Credit
Aerospace & Defense - 0.61%			2014-RE	V1
Lockheed Martin Corp			2.26%, 11/15/2025(a),(b)		673	679
1.85%, 11/23/2018	$500	$499	Santander Drive Auto Receivables Trust 2013-
2.50%, 11/23/2020	500	497	1
		$996	1.76%, 01/15/2019		985	986
Agriculture - 0.89%			Santander Drive Auto Receivables Trust 2013-
Cargill Inc			5
6.00%, 11/27/2017(a)	1,347	1,446	1.55%, 10/15/2018		856	856
			2.25%, 06/17/2019(b)		45	45
			Santander Drive Auto Receivables Trust 2014-
Airlines - 1.01%			1
Delta Air Lines 2009-1 Class A Pass Through			1.59%, 10/15/2018		150	150
Trust			2.36%, 04/15/2020		110	110
7.75%, 06/17/2021	833	935	Santander Drive Auto Receivables Trust 2014-
UAL 2009-1 Pass Through Trust			2
10.40%, 05/01/2018	52	55	1.62%, 02/15/2019		330	330
UAL 2009-2A Pass Through Trust			Santander Drive Auto Receivables Trust 2014-
9.75%, 01/15/2017	613	647	3
		$1,637	2.13%, 08/17/2020(b)		173	173

Automobile Asset Backed Securities - 9.46%			Westlake Automobile Receivables Trust 2014-2
AmeriCredit Automobile Receivables 2015-1			0.97%, 10/16/2017(a),(b)		134	134
0.77%, 04/09/2018	529	528

AmeriCredit Automobile Receivables 2015-4			Westlake Automobile Receivables Trust 2015-1
1.26%, 04/08/2019	500	499	1.17%, 03/15/2018(a),(b)		359	358

AmeriCredit Automobile Receivables Trust
2013-1			Westlake Automobile Receivables Trust 2015-2
1.57%, 01/08/2019	375	375	1.28%, 07/16/2018(a),(b)		841	839

AmeriCredit Automobile Receivables Trust
2013-5
2.86%, 12/09/2019(b)	402	404	Westlake Automobile Receivables Trust 2015-3
			1.42%, 05/17/2021(a),(b)		1,000	998

AmeriCredit Automobile Receivables Trust						$15,353
2014-2
0.54%, 10/10/2017(b)	180	180	Automobile Floor Plan Asset Backed Securities - 0.93%
AmeriCredit Automobile Receivables Trust			CNH Wholesale Master Note Trust
2014-3			0.93%, 08/15/2019(a),(b)		841	840
0.64%, 04/09/2018	346	345	Volkswagen Credit Auto Master Trust
AmeriCredit Automobile Receivables Trust			0.75%, 07/22/2019(a),(b)		673	665
2015-2						$1,505
0.83%, 09/10/2018(b)	403	402
Capital Auto Receivables Asset Trust 2013-1			Automobile Manufacturers - 2.36%
0.97%, 01/22/2018	673	673	Daimler Finance North America LLC
			0.84%, 03/02/2018(a),(b)		505	499
1.29%, 04/20/2018	536	535
			1.38%, 08/01/2017(a)		336	333
1.74%, 10/22/2018	663	662
Capital Auto Receivables Asset Trust 2014-1			Ford Motor Credit Co LLC
2.22%, 01/22/2019	280	281	3.98%, 06/15/2016		1,299	1,314
Capital Auto Receivables Asset Trust 2014-2			PACCAR Financial Corp
2.03%, 12/20/2018	495	494	1.45%, 03/09/2018		336	334
Capital Auto Receivables Asset Trust 2014-3			2.20%, 09/15/2019		673	670
0.72%, 02/21/2017(b)	519	518	Toyota Motor Credit Corp
CPS Auto Receivables Trust 2013-A			2.10%, 01/17/2019		673	674
1.31%, 06/15/2020(a),(b)	562	556				$3,824
CPS Auto Receivables Trust 2013-B			Banks- 15.06%
1.82%, 09/15/2020(a),(b)	315	315
			Bank of America Corp
CPS Auto Receivables Trust 2013-C			2.60%, 01/15/2019		500	502
1.64%, 04/16/2018(a)	134	134
			2.63%, 10/19/2020		500	494
CPS Auto Receivables Trust 2013-D
(a),(b)			Bank of America NA
1.54%, 07/16/2018	176	175	0.81%, 06/15/2017(b)		750	744
CPS Auto Receivables Trust 2014-B			5.30%, 03/15/2017		2,126	2,212
1.11%, 11/15/2018(a)	128	127
			Bank of New York Mellon Corp/The
CPS Auto Receivables Trust 2014-C			2.20%, 03/04/2019		300	301
1.31%, 02/15/2019(a),(b)	440	437
			2.20%, 05/15/2019		673	674
3.77%, 08/17/2020(a)	200	197
			BB&T Corp
CPS Auto Receivables Trust 2014-D			0.99%, 02/01/2019(b)		336	333
1.49%, 04/15/2019(a)	413	410
			Branch Banking & Trust Co
CPS Auto Receivables Trust 2015-C			0.68%, 05/23/2017(b)		450	448
(a)
1.77%, 06/17/2019	671	670	0.82%, 09/13/2016(b)		875	873

See accompanying notes.

88

Schedule of Investments
Short-Term Income Account
December 31, 2015

Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Banks (continued)			Commercial Mortgage Backed Securities (continued)
Capital One Financial Corp			Ginnie Mae (continued)
6.15%, 09/01/2016	$386	$398	0.93%, 01/16/2055(b)	$6,116	$314
Capital One NA/Mclean VA			0.95%, 02/16/2055(b)	6,284	279
1.01%, 02/05/2018(b)	673	669	1.00%, 10/16/2054(b)	4,384	249
1.65%, 02/05/2018	673	666	1.12%, 06/16/2045(b)	7,724	516
Citigroup Inc			1.14%, 08/16/2042(b)	9,889	645
1.70%, 04/27/2018	1,010	1,000	1.18%, 02/16/2046(b)	6,160	431
Goldman Sachs Group Inc/The			1.20%, 07/16/2056(b)	664	55
1.46%, 11/15/2018(b)	841	844	1.41%, 12/16/2036(b)	2,810	197
1.48%, 04/23/2020(b)	1,010	1,011			$4,499
2.60%, 04/23/2020	202	200
JPMorgan Chase Bank NA			Computers - 1.35%
5.88%, 06/13/2016	841	857	Apple Inc
6.00%, 10/01/2017	2,020	2,160	1.00%, 05/03/2018	336	333
			Hewlett Packard Enterprise Co
KeyBank NA/Cleveland OH			2.45%, 10/05/2017(a)	500	499
1.70%, 06/01/2018	500	496	2.85%, 10/05/2018(a)	350	350
5.45%, 03/03/2016	724	729
Morgan Stanley			International Business Machines Corp
1.17%, 01/24/2019(b)	1,852	1,847	1.95%, 02/12/2019	1,010	1,015
1.60%, 04/25/2018(b)	1,010	1,021			$2,197
1.88%, 01/05/2018	336	336	Credit Card Asset Backed Securities - 1.28%
National City Bank/Cleveland OH			Cabela's Credit Card Master Note Trust
0.82%, 06/07/2017(b)	500	497	0.68%, 03/16/2020(b)	262	262
PNC Bank NA			0.80%, 07/15/2022(b)	505	501
4.88%, 09/21/2017	1,145	1,201	0.81%, 06/15/2020(a),(b)	336	335
6.88%, 04/01/2018	250	274	0.86%, 02/18/2020(a),(b)	478	478
PNC Funding Corp			0.98%, 08/16/2021(a),(b)	505	504
5.63%, 02/01/2017	269	280			$2,080
SunTrust Bank/Atlanta GA
7.25%, 03/15/2018	510	564	Diversified Financial Services - 2.39%
US Bank NA/Cincinnati OH			GE Capital International Funding Co
0.80%, 10/28/2019(b)	841	835	0.96%, 04/15/2016(a)	1,791	1,792
Wells Fargo & Co			General Electric Capital Corp
2.55%, 12/07/2020	500	497	5.63%, 09/15/2017	168	179
2.60%, 07/22/2020	673	671	Murray Street Investment Trust I
Wells Fargo Bank NA			4.65%, 03/09/2017(b)	1,852	1,908
6.00%, 11/15/2017	750	809			$3,879
		$24,443	Electric - 3.75%
Beverages - 1.00%			Dominion Resources Inc/VA
Anheuser-Busch InBev Finance Inc			1.40%, 09/15/2017	673	666
2.15%, 02/01/2019	336	334	Indiantown Cogeneration LP
PepsiCo Inc			9.77%, 12/15/2020	223	249
1.00%, 10/13/2017	250	249	NextEra Energy Capital Holdings Inc
2.15%, 10/14/2020	500	498	1.59%, 06/01/2017	336	335
SABMiller Holdings Inc			7.30%, 09/01/2067(b)	673	643
2.45%, 01/15/2017(a)	535	539	Public Service Co of New Mexico
		$1,620	7.95%, 05/15/2018	1,515	1,695
			San Diego Gas & Electric Co
Biotechnology - 1.34%			1.91%, 02/01/2022	188	184
Amgen Inc			Southern California Edison Co
2.20%, 05/22/2019	673	672	1.85%, 02/01/2022	384	381
Biogen Inc			Talen Energy Supply LLC
2.90%, 09/15/2020	1,000	997	6.50%, 05/01/2018	168	156
Gilead Sciences Inc			Texas-New Mexico Power Co
1.85%, 09/04/2018	250	251	9.50%, 04/01/2019(a)	202	242
2.55%, 09/01/2020	250	250	TransAlta Corp
		$2,170	6.65%, 05/15/2018	1,515	1,542
Chemicals - 0.50%					$6,093
Airgas Inc			Finance - Mortgage Loan/Banker - 8.12%
1.65%, 02/15/2018	808	804	Fannie Mae
			1.50%, 11/30/2020	1,500	1,473
Commercial Mortgage Backed Securities - 2.77%			1.63%, 01/21/2020	6,214	6,191
Ginnie Mae			1.75%, 09/12/2019	1,683	1,692
0.59%, 07/16/2054(b)	3,096	155	1.88%, 12/28/2020	2,000	1,999
0.69%, 03/16/2049(b)	4,345	175	Freddie Mac
0.82%, 09/16/2055(b)	5,565	314	1.38%, 05/01/2020	1,852	1,823
0.84%, 01/16/2054(b)	3,369	191			$13,178
0.85%, 06/16/2055(b)	6,013	328

0.88%, 03/16/2052(b)	3,147	230
			Food- 0.37%
			Kraft Heinz Foods Co
0.88%, 10/16/2054(b)	4,079	203	1.60%, 06/30/2017(a)	336	335
0.93%, 10/16/2054(b)	3,675	217

See accompanying notes.

89

Schedule of Investments
Short-Term Income Account
December 31, 2015

		Principal			Principal
BONDS (continued)		Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's) Value (000's)

Food (continued)				Insurance - 5.88%
Kraft Heinz Foods Co (continued)				Berkshire Hathaway Finance Corp
2.00%, 07/02/2018(a)		$269	$268	1.60%, 05/15/2017	$510	$513
			$603	Hartford Financial Services Group Inc/The
				8.13%, 06/15/2068(b)	1,028	1,124
Gas- 0.78%				Lincoln National Corp
Laclede Group Inc/The				7.00%, 05/17/2066(b)	336	259
1.11%, 08/15/2017(b)		1,279	1,273
				MassMutual Global Funding II
				2.00%, 04/05/2017(a)	370	373
Healthcare - Products - 0.88%				2.10%, 08/02/2018(a)	505	507
Becton Dickinson and Co				2.35%, 04/09/2019(a)	250	251
1.80%, 12/15/2017		336	335	MetLife Inc
2.68%, 12/15/2019		336	338	6.82%, 08/15/2018	505	569
Medtronic Inc				Metropolitan Life Global Funding I
1.31%, 03/15/2020(b)		250	249	1.30%, 04/10/2017(a)	505	505
2.50%, 03/15/2020		505	509	2.30%, 04/10/2019(a)	673	673
			$1,431	New York Life Global Funding
				1.45%, 12/15/2017(a)	841	839
Healthcare - Services - 0.63%				1.95%, 02/11/2020(a)	808	792
Anthem Inc				2.15%, 06/18/2019(a)	774	773
5.88%, 06/15/2017		336	355	2.45%, 07/14/2016(a)	673	678
Roche Holdings Inc				Prudential Financial Inc
0.94%, 09/30/2019(a),(b)		673	666	8.88%, 06/15/2068(b)	1,500	1,688
			$1,021			$9,544

Home Equity Asset Backed Securities - 2.17%
ABFC 2005-WMC1 Trust				Internet - 0.42%
1.08%, 06/25/2035(b)		92	92	Amazon.com Inc
				2.60%, 12/05/2019	673	684
ACE Securities Corp Home Equity Loan Trust
Series 2005-HE2
1.14%, 04/25/2035(b)		155	154	Machinery - Diversified - 0.53%
Asset Backed Securities Corp Home Equity				John Deere Capital Corp
Loan Trust Series OOMC 2005-HE6				1.35%, 01/16/2018	173	172
0.93%, 07/25/2035(b)		273	271	2.05%, 03/10/2020	700	692
Bayview Financial Acquisition Trust						$864
0.82%, 08/28/2044(b)		152	152
5.66%, 12/28/2036(b)		12	12	Manufactured Housing Asset Backed Securities - 0.03%
				Conseco Financial Corp
Bear Stearns Asset Backed Securities I Trust				7.70%, 09/15/2026	42	43
2006	-PC1
0.75%, 12/25/2035(b)		98	98	Mid-State Trust IV
				8.33%, 04/01/2030	9	9
Home Equity Asset Trust 2005-4
1.13%, 10/25/2035(b)		511	502			$52
JP Morgan Mortgage Acquisition Corp 2005-				Media- 0.36%
FLD1				Time Warner Cable Inc
1.16%, 07/25/2035(b)		1	1	8.25%, 04/01/2019	505	580
JP Morgan Mortgage Acquisition Corp 2005-
OPT1
0.87%, 06/25/2035(b)		130	129	Mining - 0.47%
				Glencore Finance Canada Ltd
				2.70%, 10/25/2017(a),(b)	841	769
New Century Home Equity Loan Trust 2005-3
0.90%, 07/25/2035(b)		116	115
RASC Series 2003-KS10 Trust				Miscellaneous Manufacturers - 0.16%
4.47%, 03/25/2032		78	78	Ingersoll-Rand Global Holding Co Ltd
RASC Series 2005-AHL2 Trust				6.88%, 08/15/2018	240	265
0.77%, 10/25/2035(b)		191	188
Soundview Home Loan Trust 2005-CTX1
0.84%, 11/25/2035(b)		232	230	Mortgage Backed Securities - 4.66%
				Adjustable Rate Mortgage Trust 2004-2
Structured Asset Securities Corp Mortgage				1.56%, 02/25/2035(b)	16	16
Loan Trust Series 2005-GEL4
1.04%, 08/25/2035(b)		194	186	Alternative Loan Trust 2004-J8
				6.00%, 02/25/2017	11	11

Terwin Mortgage Trust Series TMTS 2005-14	HE
4.85%, 08/25/2036(b)		118	121	Banc of America Alternative Loan Trust 2003-10
				5.00%, 12/25/2018	84	85

Wells Fargo Home Equity Asset-Backed
Securities 2004-2 Trust				Banc of America Funding 2004-1 Trust
1.26%, 10/25/2034(b)		35	35	5.25%, 02/25/2019	16	17

5.00%, 10/25/2034		1,156	1,153	Banc of America Funding 2004-3 Trust
				4.75%, 09/25/2019	72	73
			$3,517
				Banc of America Mortgage Trust 2004-8
Home Furnishings - 0.62%				5.25%, 10/25/2019	36	37
Samsung Electronics America Inc				Banc of America Mortgage Trust 2005-7
1.75%, 04/10/2017(a)		1,010	1,008	5.00%, 08/25/2020	3	3
				BCAP LLC 2011-RR11 Trust
				2.58%, 03/26/2035(a),(b)	236	237

See accompanying notes.

90

Schedule of Investments
Short-Term Income Account
December 31, 2015

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Mortgage Backed Securities (continued)			Oil & Gas (continued)
CHL Mortgage Pass-Through Trust 2003-46			Chevron Phillips Chemical Co LLC / Chevron
2.70%, 01/19/2034(b)	$87	$87	Phillips Chemical Co LP	(continued)
CHL Mortgage Pass-Through Trust 2004-J1			2.45%, 05/01/2020(a)		$168	$166
4.50%, 01/25/2019(b)	15	15	Phillips 66
CHL Mortgage Pass-Through Trust 2004-J7			2.95%, 05/01/2017		1,010	1,024
5.00%, 09/25/2019	66	67	Rowan Cos Inc
Citigroup Mortgage Loan Trust 2009-6			7.88%, 08/01/2019		336	330
2.74%, 07/25/2036(a),(b)	31	31	Shell International Finance BV
Credit Suisse First Boston Mortgage Securities			2.13%, 05/11/2020		505	497
Corp			Total Capital International SA
1.38%, 05/25/2034(b)	76	71	0.91%, 08/10/2018(b)		370	368
5.00%, 09/25/2019	15	14	1.55%, 06/28/2017		673	675
5.00%, 10/25/2019	71	71				$5,149
Credit Suisse Mortgage Capital Certificates
2.38%, 07/27/2037(a),(b)	78	78	Oil & Gas Services - 1.13%
			Schlumberger Holdings Corp
Freddie Mac REMICS			3.00%, 12/21/2020(a)		500	494
0.78%, 06/15/2023(b)	1	1
Ginnie Mae			Weatherford International Ltd/Bermuda
4.50%, 08/20/2032	12	13	5.50%, 02/15/2016		1,347	1,340
GSMSC Pass-Through Trust 2009-4R						$1,834
0.67%, 12/26/2036(a),(b)	267	263

JP Morgan Mortgage Trust 2004-A3			Other Asset Backed Securities - 5.94%
2.47%, 07/25/2034(b)	48	48	Ameriquest Mortgage Securities Inc Asset-
			Backed Pass-Through Ctfs Ser 2004-R11
JP Morgan Mortgage Trust 2004-S1			1.03%, 11/25/2034(b)		24	24
5.00%, 09/25/2034	201	207	Ameriquest Mortgage Securities Inc Asset-
JP Morgan Resecuritization Trust Series 2010-			Backed Pass-Through Ctfs Ser 2005-R1
4			1.10%, 03/25/2035(b)		222	222
2.43%, 10/26/2036(a),(b)	78	78
			Carrington Mortgage Loan Trust Series 2005-
MASTR Alternative Loan Trust 2003-9			NC4
6.50%, 01/25/2019	66	68	0.82%, 09/25/2035(b)		11	11
MASTR Asset Securitization Trust 2004-11			Citigroup Mortgage Loan Trust Inc
5.00%, 12/25/2019	16	17	0.85%, 07/25/2035(b)		39	39
MASTR Asset Securitization Trust 2004-9			Credit-Based Asset Servicing and
5.00%, 09/25/2019	39	39	Securitization LLC
PHH Mortgage Trust Series 2008-CIM1			5.33%, 07/25/2035(b)		121	121
5.22%, 06/25/2038	253	256	CWABS Asset-Backed Certificates Trust
Prime Mortgage Trust 2005-2			2005-3
5.25%, 07/25/2020(b)	134	137	0.87%, 08/25/2035(b)		97	97
Provident Funding Mortgage Loan Trust 2005-			Drug Royalty II LP 2
1			3.48%, 07/15/2023(a),(b)		811	817
0.71%, 05/25/2035(b)	296	286	Fieldstone Mortgage Investment Trust Series
RALI Series 2003-QS23 Trust			2005-1
5.00%, 12/26/2018	176	178	1.50%, 03/25/2035(b)		114	114
RALI Series 2004-QS3 Trust			First Franklin Mortgage Loan Trust 2005-
5.00%, 03/25/2019	74	74	FF4
RBSSP Resecuritization Trust 2009-7			1.07%, 05/25/2035(b)		96	96
0.62%, 06/26/2037(a),(b)	53	50
5.00%, 09/26/2036(a),(b)	29	30	JP Morgan Mortgage Acquisition Corp 2005-
			OPT2
Sequoia Mortgage Trust 2013-4			0.71%, 12/25/2035(b)		225	224
1.55%, 04/25/2043(b)	1,110	1,075	Mastr Specialized Loan Trust
Sequoia Mortgage Trust 2013-8			1.67%, 11/25/2034(a),(b)		13	14
2.25%, 06/25/2043(b)	680	653
			MVW Owner Trust 2015-1
Springleaf Mortgage Loan Trust 2013-1			2.52%, 12/20/2032(a),(b)		826	815
1.27%, 06/25/2058(a),(b)	1,004	1,000
			NYCTL 2014-A Trust
2.31%, 06/25/2058(a),(b)	377	378	1.03%, 11/10/2027(a)		44	44
3.14%, 06/25/2058(a)	217	217	OneMain Financial Issuance Trust 2014-1
4.44%, 06/25/2058(a)	516	517	2.43%, 06/18/2024(a),(b)		1,106	1,102
Springleaf Mortgage Loan Trust 2013-2			OneMain Financial Issuance Trust 2014-2
1.78%, 12/25/2065(a)	351	350	2.47%, 09/18/2024(a)		1,347	1,344
3.52%, 12/25/2065(a),(b)	688	693
			OneMain Financial Issuance Trust 2015-2
WaMu Mortgage Pass-Through Certificates			2.57%, 07/18/2025(a)		740	731
Series 2003-S8 Trust			PFS Financing Corp
5.00%, 09/25/2018	18	18	0.88%, 02/15/2018(a),(b)		1,347	1,346
		$7,559	0.93%, 02/15/2019(a),(b)		505	502
			0.93%, 10/15/2019(a),(b)		336	332
Oil & Gas - 3.17%			0.95%, 04/15/2020(a),(b)		336	330
BP Capital Markets PLC			1.28%, 02/15/2019(a),(b)		260	259
4.75%, 03/10/2019	673	720
			PFS Tax Lien Trust 2014-1
Chevron Corp			1.44%, 04/15/2016(a),(b)		395	393
1.72%, 06/24/2018	875	870
			RAMP Series 2005-RZ4 Trust
Chevron Phillips Chemical Co LLC / Chevron			0.82%, 11/25/2035(b)		172	170
Phillips Chemical Co LP
1.70%, 05/01/2018(a)	505	499

See accompanying notes.

91

Schedule of Investments
Short-Term Income Account
December 31, 2015

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)

Other Asset Backed Securities (continued)			Savings & Loans - 0.00%
Securitized Asset Backed Receivables LLC			Washington Mutual Bank / Henderson NV
Trust 2006-OP1			0.00%, 01/15/2013(c)	$200	$—
0.72%, 10/25/2035(b)	$13	$13
Trafigura Securitisation Finance PLC 2014-1
1.28%, 10/15/2021(a),(b)	471	471
			Software - 1.11%
			Microsoft Corp
Wachovia Mortgage Loan Trust Series 2005-			1.30%, 11/03/2018	500	499
WMC1
1.16%, 10/25/2035(b)	15	15	1.85%, 02/12/2020	673	674
			Oracle Corp
		$9,646	2.25%, 10/08/2019	250	253
Pharmaceuticals - 1.93%			5.75%, 04/15/2018	336	367
Abbott Laboratories					$1,793
2.00%, 03/15/2020	847	844

			Student Loan Asset Backed Securities - 3.70%
AbbVie Inc			KeyCorp Student Loan Trust 2004-A
1.80%, 05/14/2018	202	201	0.62%, 10/28/2041(b)	98	97
2.50%, 05/14/2020	336	333
			KeyCorp Student Loan Trust 2006-A
Actavis Funding SCS			0.91%, 09/27/2035(b)	1,823	1,759
1.85%, 03/01/2017	336	337
			SLC Private Student Loan Trust 2006-A
2.35%, 03/12/2018	505	505	0.49%, 07/15/2036(b)	513	509

Mead Johnson Nutrition Co			SLC Private Student Loan Trust 2010-B
3.00%, 11/15/2020	250	250	3.83%, 07/15/2042(a),(b)	225	230

Merck & Co Inc
1.10%, 01/31/2018	673	669	SLM Private Credit Student Loan Trust 2002-
			A
		$3,139	1.06%, 12/16/2030(b)	697	677
Pipelines - 1.87%			SLM Private Credit Student Loan Trust 2004-
Buckeye Partners LP			A
2.65%, 11/15/2018	649	624	0.91%, 06/15/2033(b)	248	232
Columbia Pipeline Group Inc			SLM Private Credit Student Loan Trust 2004-
2.45%, 06/01/2018(a)	168	164	B
3.30%, 06/01/2020(a)	168	164	0.71%, 06/15/2021(b)	465	461
Florida Gas Transmission Co LLC			SLM Private Credit Student Loan Trust 2005-
7.90%, 05/15/2019(a)	559	630	B
Hiland Partners LP / Hiland Partners Finance			0.69%, 03/15/2023(b)	499	493
Corp			0.78%, 12/15/2023(b)	235	225
7.25%, 10/01/2020(a)	719	726	SLM Private Credit Student Loan Trust 2006-
TransCanada PipeLines Ltd			A
6.35%, 05/15/2067(b)	336	254	0.70%, 12/15/2023(b)	151	149
Williams Partners LP / ACMP Finance Corp			SLM Private Education Loan Trust 2013-A
6.13%, 07/15/2022	505	478	0.93%, 08/15/2022(a),(b)	377	376
		$3,040	SLM Private Education Loan Trust 2013-B
			0.98%, 07/15/2022(a),(b)	299	298
Real Estate - 0.42%			1.85%, 06/17/2030(a),(b)	336	327
Prologis LP			SLM Private Education Loan Trust 2014-A
7.38%, 10/30/2019	499	581	0.93%, 07/15/2022(a),(b)	167	167
WEA Finance LLC / Westfield UK & Europe					$6,000
Finance PLC
1.75%, 09/15/2017(a)	100	99	Telecommunications - 2.15%
		$680	AT&T Inc
			0.74%, 02/12/2016(b)	673	673
REITS- 2.67%			2.45%, 06/30/2020	538	530
Alexandria Real Estate Equities Inc			Cisco Systems Inc
2.75%, 01/15/2020	510	502	4.95%, 02/15/2019	760	831
BioMed Realty LP			Verizon Communications Inc
2.63%, 05/01/2019	336	327	2.25%, 09/14/2018(b)	336	344
3.85%, 04/15/2016	673	675	3.65%, 09/14/2018	750	784
Digital Delta Holdings LLC
3.40%, 10/01/2020(a)	300	300	Vodafone Group PLC
			1.63%, 03/20/2017	336	335
HCP Inc					$3,497
6.30%, 09/15/2016	755	781
Healthcare Realty Trust Inc			Transportation - 0.31%
5.75%, 01/15/2021	343	378	Ryder System Inc
Kimco Realty Corp			2.45%, 11/15/2018	505	505
4.30%, 02/01/2018	336	350
Ventas Realty LP			Trucking & Leasing - 0.40%
1.55%, 09/26/2016	505	505	Penske Truck Leasing Co Lp / PTL Finance
Welltower Inc			Corp
3.63%, 03/15/2016	505	507	2.50%, 03/15/2016(a)	336	337
		$4,325	3.75%, 05/11/2017(a)	303	309
Retail - 0.31%					$646
McDonald's Corp			TOTAL BONDS		$155,648
2.75%, 12/09/2020	500	500

See accompanying notes.

92

		Schedule of Investments
		Short-Term Income Account
		December 31, 2015

U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS - 0.24%	Amount (000's)	Value (000's)
Federal Home Loan Mortgage Corporation (FHLMC) -
0.02%
2.40%, 11/01/2021(b)	$1	$1
2.48%, 09/01/2035(b)	28	29
6.00%, 05/01/2017	3	3
		$33

Federal National Mortgage Association (FNMA) - 0.20%
2.01%, 04/01/2033(b)	122	127
2.32%, 12/01/2032(b)	16	17
2.37%, 08/01/2034(b)	12	13
2.37%, 01/01/2035(b)	22	23
2.38%, 07/01/2034(b)	39	41
2.39%, 02/01/2037(b)	42	44
2.46%, 02/01/2035(b)	5	5
2.63%, 12/01/2033(b)	27	29
2.67%, 11/01/2032(b)	5	5
4.19%, 11/01/2035(b)	1	2
5.60%, 04/01/2019(b)	1	1
8.00%, 05/01/2027	17	18
		$325
Government National Mortgage Association (GNMA) -
0.02%
9.00%, 12/15/2020	2	2
10.00%, 05/15/2020	5	5
10.00%, 06/15/2020	4	5
10.00%, 02/15/2025	1	1
10.00%, 09/15/2018	2	2
10.00%, 09/15/2018	1	1
10.00%, 02/15/2019	14	14
		$30
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS		$388
Total Investments		$159,724
Other Assets in Excess of Liabilities, Net - 1.60%		$2,594
TOTAL NET ASSETS - 100.00%		$162,318

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $41,474 or 25.55% of net assets.
(b)	Variable Rate. Rate shown is in effect at December 31, 2015.
(c)	Non-Income Producing Security

Portfolio Summary (unaudited)

Sector	Percent
Financial	26.42%
Asset Backed Securities	23.51%
Government	8.12%
Mortgage Securities	7.67%
Consumer, Non-cyclical	7.04%
Energy	6.17%
Utilities	4.53%
Consumer, Cyclical	4.30%
Communications	2.93%
Technology	2.46%
Exchange Traded Funds	2.27%
Industrial	2.01%
Basic Materials	0.97%
Other Assets in Excess of Liabilities, Net	1.60%
TOTAL NET ASSETS	100.00%

See accompanying notes.

93

Schedule of Investments
SmallCap Blend Account
December 31, 2015

COMMON STOCKS - 98.83%	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held Value (000's)

Aerospace & Defense - 1.40%			Commercial Services (continued)
Astronics Corp (a)	26,910	$1,095	Sabre Corp	99,700	$2,789
Esterline Technologies Corp (a)	12,310	997	Team Health Holdings Inc (a)	39,830	1,748
Spirit AeroSystems Holdings Inc (a)	17,010	852	TransUnion (a)	28,280	780
		$2,944			$16,140

Airlines - 0.55%			Computers - 4.55%
Virgin America Inc (a)	31,900	1,149	Barracuda Networks Inc (a)	22,530	421
			CACI International Inc (a)	26,510	2,460
			Manhattan Associates Inc (a)	40,560	2,684
Apparel - 1.38%			NetScout Systems Inc (a)	69,790	2,143

G-III Apparel Group Ltd(a)	18,760	830	Pure Storage Inc (a)	36,950	575

Skechers U.S.A. Inc(a)	68,280	2,063	Sykes Enterprises Inc (a)	41,470	1,276
		$2,893			$9,559

Automobile Parts & Equipment - 3.50%			Diversified Financial Services - 2.88%
American Axle & Manufacturing Holdings Inc	66,510	1,260	CBOE Holdings Inc	37,780	2,452
(a)
			Cowen Group Inc (a)	115,780	443
Cooper Tire & Rubber Co	91,454	3,462	Evercore Partners Inc - Class A	29,870	1,615
Visteon Corp (a)	22,860	2,617
			Houlihan Lokey Inc	58,280	1,528
		$7,339			$6,038

Banks - 9.16%			Electric - 2.14%
Central Pacific Financial Corp	75,210	1,656	Avista Corp	57,136	2,021
Chemical Financial Corp	14,040	481	Portland General Electric Co	68,150	2,478
First Merchants Corp	12,630	321			$4,499
First of Long Island Corp/The	11,265	338
FNB Corp/PA	112,360	1,499	Electronics - 0.33%
Great Western Bancorp Inc	56,060	1,627	Fluidigm Corp (a)	10,038	108
Hanmi Financial Corp	24,688	585	Itron Inc (a)	16,410	594
National Penn Bancshares Inc	129,610	1,598			$702
PacWest Bancorp	65,630	2,829
PrivateBancorp Inc	67,490	2,768	Energy - Alternate Sources - 0.51%
Union Bankshares Corp	25,460	643	Pattern Energy Group Inc	50,767	1,062
WesBanco Inc	22,650	680
Western Alliance Bancorp (a)	46,060	1,652	Engineering & Construction - 2.58%
Wilshire Bancorp Inc	38,440	444	Dycom Industries Inc (a)	16,210	1,134
Wintrust Financial Corp	43,460	2,109	EMCOR Group Inc	63,500	3,051
		$19,230	MasTec Inc (a)	70,960	1,233
					$5,418
Biotechnology - 2.81%
Acceleron Pharma Inc (a)	11,890	580	Entertainment - 2.89%
AMAG Pharmaceuticals Inc (a)	4,220	127	Isle of Capri Casinos Inc (a)	63,835	889
Aratana Therapeutics Inc (a)	49,021	273	Marriott Vacations Worldwide Corp	33,790	1,924
Bellicum Pharmaceuticals Inc (a)	8,780	178	Vail Resorts Inc	25,360	3,246
BIND Therapeutics Inc (a)	40,844	93			$6,059
BIND Therapeutics Inc - Warrants (a),(b)	1,938	—
Bluebird Bio Inc (a)	1,728	111	Food - 1.63%
Cambrex Corp (a)	19,820	933	Amplify Snack Brands Inc (a)	27,690	319
Cytokinetics Inc - Warrants (a),(b),(c)	12,207	11	Cal-Maine Foods Inc	32,590	1,510
Epizyme Inc (a)	10,150	163	SUPERVALU Inc (a)	233,800	1,585
Exact Sciences Corp (a)	29,607	273			$3,414
Fate Therapeutics Inc (a)	44,120	149

Genocea Biosciences Inc (a)	26,116	138	Gas - 0.96%
			Southwest Gas Corp	36,720	2,025
Insmed Inc (a)	24,170	439
Intercept Pharmaceuticals Inc (a)	1,310	196
MacroGenics Inc (a)	13,970	433	Healthcare - Products - 2.51%
NewLink Genetics Corp (a)	8,290	302	EndoChoice Holdings Inc (a)	30,730	257
Seattle Genetics Inc (a)	5,890	264	ICU Medical Inc (a)	20,510	2,313
Spark Therapeutics Inc (a)	2,280	103	K2M Group Holdings Inc (a)	47,040	929
Ultragenyx Pharmaceutical Inc (a)	7,530	845	LDR Holding Corp (a)	19,770	496
Versartis Inc (a)	23,110	286	Nevro Corp (a)	15,560	1,050
			STAAR Surgical Co (a)	31,050	222
		$5,897
					$5,267
Building Materials - 1.65%
Universal Forest Products Inc	25,060	1,713	Healthcare - Services - 2.14%
US Concrete Inc (a)	33,170	1,747	Centene Corp (a)	29,650	1,951
		$3,460	HealthSouth Corp	62,980	2,193
			Natera Inc (a)	12,420	134
Commercial Services - 7.69%			Teladoc Inc (a)	11,970	215
ABM Industries Inc	58,700	1,671			$4,493
Insperity Inc	9,091	438
Korn/Ferry International	74,770	2,481	Home Builders - 0.86%
Live Nation Entertainment Inc (a)	38,561	947	Installed Building Products Inc (a)	72,575	1,802
Navigant Consulting Inc (a)	59,880	962
On Assignment Inc (a)	34,890	1,568

PAREXEL International Corp (a)	40,460	2,756	Insurance - 4.06%
			American Equity Investment Life Holding Co	47,770	1,148

See accompanying notes.

94

Schedule of Investments
SmallCap Blend Account
December 31, 2015

COMMON STOCKS (continued)	Shares Held Value (000's)		COMMON STOCKS (continued)	Shares Held	Value (000	's)

Insurance (continued)			REITS (continued)
American Financial Group Inc/OH	37,540	$2,706	LaSalle Hotel Properties	48,816	$1,228
AmTrust Financial Services Inc	18,440	1,135	Mid-America Apartment Communities Inc	35,700	3,242
Argo Group International Holdings Ltd	18,597	1,113	QTS Realty Trust Inc	30,560	1,379
First American Financial Corp	36,230	1,300			$20,762
Primerica Inc	23,580	1,114
		$8,516	Retail - 5.28%
			Caleres Inc	97,400	2,612
Internet - 2.52%			Citi Trends Inc	15,690	333
CDW Corp/DE	84,113	3,536	Flex Pharma Inc (a)	15,870	198
GoDaddy Inc (a)	12,930	415	Office Depot Inc (a)	373,436	2,106
Intralinks Holdings Inc (a)	69,700	632	Penske Automotive Group Inc	41,535	1,759
MaxPoint Interactive Inc (a)	52,220	89	Red Robin Gourmet Burgers Inc (a)	22,234	1,373
Rapid7 Inc (a)	7,414	112	Rite Aid Corp (a)	343,810	2,695
Rubicon Project Inc/The (a)	31,282	515			$11,076
		$5,299
			Savings & Loans - 1.05%
Investment Companies - 0.16%			Berkshire Hills Bancorp Inc	16,030	467
Apollo Investment Corp	4,017	21	Oritani Financial Corp	21,890	361
THL Credit Inc	29,990	321	Provident Financial Services Inc	68,140	1,373
		$342			$2,201

Machinery - Diversified - 0.00%			Semiconductors - 1.33%
Gerber Scientific Inc (a),(b),(c)	1,974	—	Entegris Inc (a)	77,440	1,027
			Qorvo Inc (a)	34,575	1,760
					$2,787
Miscellaneous Manufacturers - 0.13%
Trinseo SA (a)	9,333	263	Software - 7.04%
			2U Inc (a)	47,640	1,333
			Acxiom Corp (a)	64,820	1,356
Office Furnishings - 0.84%			Apigee Corp (a)	31,089	250
Interface Inc	91,930	1,760	Appfolio Inc (a)	17,990	263
			Aspen Technology Inc (a)	69,550	2,626
Oil & Gas - 2.84%			Atlassian Corp PLC (a)	8,237	248
Carrizo Oil & Gas Inc (a)	23,170	685	Black Knight Financial Services Inc (a)	33,130	1,095
Magnum Hunter Resources Corp - Warrants	12,227	—	Blackbaud Inc	41,550	2,737
(a),(b),(c)			BroadSoft Inc (a)	12,540	443
Murphy USA Inc (a)	32,950	2,001	Instructure Inc (a)	9,941	207
Northern Oil and Gas Inc (a)	138,570	535	MINDBODY Inc (a)	39,650	600
PDC Energy Inc (a)	18,940	1,011	SYNNEX Corp	30,060	2,703
RSP Permian Inc (a)	44,560	1,087	Workiva Inc (a)	52,030	914
Western Refining Inc	18,100	645			$14,775
		$5,964
			Telecommunications - 2.53%
Oil & Gas Services - 0.40%			ARRIS International PLC (a)	67,279	2,057
Matrix Service Co (a)	41,280	848	Leap Wireless International Inc - Rights	1,375	5
			(a),(b),(c)

Packaging & Containers - 0.49%			Plantronics Inc	48,360	2,293
Graphic Packaging Holding Co	79,760	1,023	West Corp	44,260	955
					$5,310

Pharmaceuticals - 5.46%			Transportation - 2.69%
Anacor Pharmaceuticals Inc (a)	6,270	708	ArcBest Corp	30,400	650
Array BioPharma Inc (a)	59,130	250	Ardmore Shipping Corp	47,660	606
Cerulean Pharma Inc (a)	46,023	129	Atlas Air Worldwide Holdings Inc (a)	37,540	1,552
Concert Pharmaceuticals Inc (a)	14,650	278	Matson Inc	54,470	2,322
DexCom Inc (a)	7,160	586	Navigator Holdings Ltd (a)	38,220	522
FibroGen Inc (a)	11,720	357			$5,652
Furiex Pharmaceuticals Inc - Rights (a),(b),(c)	104	—	TOTAL COMMON STOCKS		$207,419
Nektar Therapeutics (a)	35,630	600	INVESTMENT COMPANIES - 1.12%	Shares Held	Value (000	's)
Neurocrine Biosciences Inc (a)	17,650	999
Orexigen Therapeutics Inc (a)	110,790	191	Publicly Traded Investment Fund - 1.12%
PRA Health Sciences Inc (a)	56,600	2,562	BlackRock Liquidity Funds FedFund Portfolio	2,344,044	2,344
Prestige Brands Holdings Inc (a)	61,039	3,142
ProQR Therapeutics NV (a)	9,712	84	TOTAL INVESTMENT COMPANIES		$2,344
Proteon Therapeutics Inc (a)	21,640	336	Total Investments		$209,763
Relypsa Inc (a)	18,250	517	Other Assets in Excess of Liabilities, Net - 0.05%		$104
Revance Therapeutics Inc (a)	9,270	317	TOTAL NET ASSETS - 100.00%		$209,867
SCYNEXIS Inc (a)	24,310	151
Vanda Pharmaceuticals Inc (a)	26,211	244
			(a) Non-Income Producing Security
		$11,451
			(b)		Fair value of these investments is determined in good faith by the Manager
REITS - 9.89%			under procedures established and periodically reviewed by the Board of
Alexandria Real Estate Equities Inc	30,490	2,755	Directors. At the end of the period, the fair value of these securities totaled
CubeSmart	150,050	4,594	$16 or 0.01% of net assets.
First Industrial Realty Trust Inc	128,700	2,848	(c)		Security is Illiquid. At the end of the period, the value of these securities
Highwoods Properties Inc	108,160	4,716	totaled $16 or 0.01% of net assets.

See accompanying notes.

95

Schedule of Investments
SmallCapBlendAccount
December 31, 2015

Portfolio Summary (unaudited)

Sector	Percent
Financial	27.20%
Consumer, Non-cyclical	22.24%
Consumer, Cyclical	15.30%
Technology	12.92%
Industrial	9.27%
Communications	5.05%
Energy	3.75%
Utilities	3.10%
Exchange Traded Funds	1.12%
Other Assets in Excess of Liabilities, Net	0.05%
TOTAL NET ASSETS	100.00%

See accompanying notes.

96

Glossary to the Schedule of Investments
December 31, 2015

Currency Abbreviations
USD/$	United States Dollar

See accompanying notes.

97

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

		Net	Net Realized		Dividends	Total
	Net Asset Value,	Investment	and Unrealized	Total From	from Net	Dividends	Net Asset
	Beginning of	Income	Gain (Loss) on	Investment	Investment	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Distributions	of Period
DIVERSIFIED INTERNATIONAL ACCOUNT
Class 1 shares
2015	$14.08	$0.26	($0.29)	($0.03)	($0.37)	($0.37)	$13.68
2014	14.87	0.24	(0.70)	(0.46)	(0.33)	(0.33)	14.08
2013	12.89	0.24	2.09	2.33	(0.35)	(0.35)	14.87
2012	11.12	0.27	1.76	2.03	(0.26)	(0.26)	12.89
2011	12.54	0.27	(1.67)	(1.40)	(0.02)	(0.02)	11.12
Class 2 shares
2015	14.19	0.21	(0.29)	(0.08)	(0.33)	(0.33)	13.78
2014	14.97	0.21	(0.70)	(0.49)	(0.29)	(0.29)	14.19
2013	12.96	0.22	2.10	2.32	(0.31)	(0.31)	14.97
2012	11.18	0.23	1.76	1.99	(0.21)	(0.21)	12.96
2011	12.63	0.23	(1.66)	(1.43)	(0.02)	(0.02)	11.18
EQUITY INCOME ACCOUNT
Class 1 shares
2015	23.12	0.58	(1.46)	(0.88)	(0.57)	(0.57)	21.67
2014	21.00	0.57	2.09	2.66	(0.54)	(0.54)	23.12
2013	17.03	0.54	4.04	4.58	(0.61)	(0.61)	21.00
2012	15.53	0.54	1.47	2.01	(0.51)	(0.51)	17.03
2011	14.80	0.50	0.30	0.80	(0.07)	(0.07)	15.53
Class 2 shares
2015	22.96	0.52	(1.45)	(0.93)	(0.51)	(0.51)	21.52
2014	20.87	0.51	2.07	2.58	(0.49)	(0.49)	22.96
2013	16.92	0.49	4.02	4.51	(0.56)	(0.56)	20.87
2012	15.43	0.49	1.46	1.95	(0.46)	(0.46)	16.92
2011	14.74	0.45	0.31	0.76	(0.07)	(0.07)	15.43

See accompanying notes.

98

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

		Ratio of Expenses	Ratio of
Total	Net Assets, End of	to Average Net	Net Investment Income to	Portfolio
Return(b)	Period (in thousands)	Assets	Average Net Assets	Turnover Rate

(0.35)%	$273,300	0.88%	1.80%	48.2%
(3.21)	429,194	0.86	1.64	62.1
18.40	501,094	0.87	1.78	79.5
18.44	464,751	0.87	2.23	76.0
(11.17)	428,532	0.89	2.17	68.5

(0.65)	1,360	1.13	1.47	48.2
(3.41)	1,266	1.11	1.38	62.1
18.18	1,458	1.12	1.61	79.5
18.01	1,643	1.12	1.95	76.0
(11.36)	1,952	1.14	1.91	68.5

(3.93)	513,126	0.49	2.54	10.7
12.80	599,407	0.48	2.57	11.6
27.30	630,542	0.48	2.83	18.0
13.01	578,099	0.49	3.26	20.8
5.44	624,366	0.48	3.28	19.9

(4.15)	23,215	0.74	2.29	10.7
12.46	25,491	0.73	2.32	11.6
27.02	24,810	0.73	2.58	18.0
12.72	22,844	0.74	3.01	20.8
5.17	25,498	0.73	3.00	19.9

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

See accompanying notes.

99

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
GOVERNMENT & HIGH QUALITY BOND ACCOUNT
Class 1 shares
2015	$10.44	$0.27	($0.19)	$0.08	($0.35)	($0.01)	($0.36)
2014	10.33	0.27	0.25	0.52	(0.41)	–	(0.41)
2013	10.87	0.27	(0.39)	(0.12)	(0.42)	–	(0.42)
2012	10.90	0.33	0.09	0.42	(0.45)	–	(0.45)
2011	10.29	0.36	0.28	0.64	(0.02)	(0.01)	(0.03)
Class 2 shares
2015	10.45	0.25	(0.18)	0.07	(0.34)	(0.01)	(0.35)
2014	10.34	0.24	0.25	0.49	(0.38)	–	(0.38)
2013	10.88	0.25	(0.39)	(0.14)	(0.40)	–	(0.40)
2012	10.90	0.30	0.10	0.40	(0.42)	–	(0.42)
2011	10.32	0.34	0.27	0.61	(0.02)	(0.01)	(0.03)
INCOME ACCOUNT
Class 1 shares
2015	10.78	0.39	(0.46)	(0.07)	(0.47)	–	(0.47)
2014	10.68	0.43	0.16	0.59	(0.49)	–	(0.49)
2013	11.22	0.46	(0.43)	0.03	(0.57)	–	(0.57)
2012	10.71	0.53	0.48	1.01	(0.50)	–	(0.50)
2011	10.12	0.56	0.07	0.63	(0.04)	–	(0.04)
Class 2 shares
2015	10.73	0.36	(0.45)	(0.09)	(0.44)	–	(0.44)
2014	10.63	0.40	0.16	0.56	(0.46)	–	(0.46)
2013	11.17	0.43	(0.43)	–	(0.54)	–	(0.54)
2012	10.66	0.50	0.47	0.97	(0.46)	–	(0.46)
2011	10.09	0.53	0.08	0.61	(0.04)	–	(0.04)

See accompanying notes.

100

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Ratio of Expenses	Ratio of
Value, End	Total	Net Assets, End of	to Average Net	Net Investment Income to	Portfolio
of Period	Return(b)	Period (in thousands)	Assets	Average Net Assets	Turnover Rate

$10.16	0.79%	$286,659	0.51%	2.61%	21.9%
10.44	5.08	314,509	0.51	2.56	19.1
10.33	(1.03)	379,351	0.51	2.58	45.3
10.87	3.91	432,172	0.51	2.98	41.4
10.90	6.23	453,864	0.51	3.42	83.8

10.17	0.67	1,837	0.76	2.37	21.9
10.45	4.75	916	0.76	2.31	19.1
10.34	(1.30)	931	0.76	2.33	45.3
10.88	3.70	1,143	0.76	2.73	41.4
10.90	5.90	1,215	0.76	3.17	83.8

10.24	(0.71)	254,751	0.51	3.62	12.6
10.78	5.55	275,597	0.51	3.95	16.6
10.68	0.40	269,330	0.51	4.22	12.8
11.22	9.57	292,756	0.51	4.78	14.7
10.71	6.25	239,939	0.50	5.36	17.8

10.20	(0.92)	2,445	0.76	3.38	12.6
10.73	5.26	3,036	0.76	3.71	16.6
10.63	0.10	3,390	0.76	3.97	12.8
11.17	9.28	3,875	0.76	4.55	14.7
10.66	6.05	4,360	0.75	5.11	17.8

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

See accompanying notes.

101

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
LARGECAP GROWTH ACCOUNT
Class 1 shares
2015	$24.60	$0.06	$1.17	$1.23	($0.04)	$–	($0.04)
2014	22.26	0.03	2.44	2.47	(0.13)	–	(0.13)
2013	16.87	0.07	5.61	5.68	(0.29)	–	(0.29)
2012	14.48	0.12	2.32	2.44	(0.05)	–	(0.05)
2011	15.12	0.05	(0.69)	(0.64)	–	–	–
Class 2 shares
2015	24.53	–	1.16	1.16	–	–	–
2014	22.20	(0.03)	2.44	2.41	(0.08)	–	(0.08)
2013	16.83	0.02	5.59	5.61	(0.24)	–	(0.24)
2012	14.43	0.08	2.32	2.40	–	–	–
2011	15.11	0.01	(0.69)	(0.68)	–	–	–
MIDCAP ACCOUNT
Class 1 shares
2015	60.79	0.22	1.19	1.41	(0.32)	(6.64)	(6.96)
2014	59.37	0.36	6.96	7.32	(0.32)	(5.58)	(5.90)
2013	47.20	0.28	15.31	15.59	(0.82)	(2.60)	(3.42)
2012	40.51	0.46	7.35	7.81	(0.40)	(0.72)	(1.12)
2011	37.83	0.23	2.92	3.15	–	(0.47)	(0.47)
Class 2 shares
2015	60.54	0.07	1.17	1.24	(0.17)	(6.64)	(6.81)
2014	59.16	0.21	6.93	7.14	(0.18)	(5.58)	(5.76)
2013	47.06	0.15	15.25	15.40	(0.70)	(2.60)	(3.30)
2012	40.39	0.35	7.33	7.68	(0.29)	(0.72)	(1.01)
2011	37.82	0.13	2.91	3.04	–	(0.47)	(0.47)

See accompanying notes.

102

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Ratio of Expenses	Ratio of
Value, End	Total	Net Assets, End of	to Average Net	Net Investment Income to	Portfolio
of Period	Return(b)	Period (in thousands)	Assets	Average Net Assets	Turnover Rate

$25.79	4.98%	$118,385	0.69%	0.23%	47.1%
24.60	11.12	123,091	0.69	0.13	67.2
22.26	33.91	100,140	0.69	0.37	70.1
16.87	16.85	210,351	0.69	0.73	62.6
14.48	(4.23)	181,559	0.69	0.31	56.6

25.69	4.73	1,090	0.94	(0.01)	47.1
24.53	10.85	661	0.94	(0.11)	67.2
22.20	33.64 (c)	712	0.94	0.10	70.1
16.83	16.56 (c)	604	0.94	0.47	62.6
14.43	(4.50)	561	0.94	0.05	56.6

55.24	1.64	617,437	0.53	0.37	26.3
60.79	12.99	676,836	0.53	0.60	21.6
59.37	33.93	649,893	0.53	0.52	12.4
47.20	19.44	560,842	0.55	1.03	21.5
40.51	8.29	531,255	0.55	0.57	28.9

54.97	1.37	15,243	0.78	0.12	26.3
60.54	12.70	15,960	0.78	0.35	21.6
59.16	33.58	15,105	0.78	0.27	12.4
47.06	19.16	12,179	0.80	0.79	21.5
40.39	8.00	11,226	0.80	0.32	28.9

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Total return is calculated using the traded net asset value which may differ from the reported net asset value.

See accompanying notes.

103

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
MONEY MARKET ACCOUNT
Class 1 shares
2015	$1.00	$–	$–	$–	$–	$–	$–
2014	1.00	–	–	–	–	–	–
2013	1.00	–	–	–	–	–	–
2012	1.00	–	–	–	–	–	–
2011	1.00	–	–	–	–	–	–
Class 2 shares
2015	1.00	–	–	–	–	–	–
2014	1.00	–	–	–	–	–	–
2013	1.00	–	–	–	–	–	–
2012	1.00	–	–	–	–	–	–
2011	1.00	–	–	–	–	–	–
PRINCIPAL CAPITAL APPRECIATION ACCOUNT
Class 1 shares
2015	22.31	0.30	0.20	0.50	(0.06)	(0.40)	(0.46)
2014	24.45	0.24	2.52	2.76	(0.81)	(4.09)	(4.90)
2013	23.75	0.30	6.63	6.93	(1.86)	(4.37)	(6.23)
2012	21.36	0.35	2.58	2.93	(0.26)	(0.28)	(0.54)
2011	21.47	0.24	(0.21)	0.03	–	(0.14)	(0.14)
Class 2 shares
2015	22.11	0.23	0.21	0.44	(0.01)	(0.40)	(0.41)
2014	24.27	0.18	2.50	2.68	(0.75)	(4.09)	(4.84)
2013	23.62	0.21	6.60	6.81	(1.79)	(4.37)	(6.16)
2012	21.23	0.29	2.58	2.87	(0.20)	(0.28)	(0.48)
2011	21.40	0.18	(0.21)	(0.03)	–	(0.14)	(0.14)

See accompanying notes.

104

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Ratio of Expenses	Ratio of Gross		Ratio of
Value, End	Total	Net Assets, End of	to Average Net	Expenses to Average		Net Investment Income to	Portfolio
of Period	Return(b)	Period (in thousands)	Assets	Net Assets		Average Net Assets	Turnover Rate

$1.00	0.00%	$283,094	0.21%	0.47	%(c)	0.00%	N/A
1.00	0.00	278,903	0.16	0.46	(c)	0.00	N/A
1.00	0.00	283,108	0.19	0.46	(c)	0.00	N/A
1.00	0.00	303,903	0.27	0.46	(c)	0.00	N/A
1.00	0.00	322,844	0.26	0.45	(c)	0.00	N/A

1.00	0.00	1,881	0.21	0.72 (c)	,(e)	0.00	N/A
1.00	0.00	934	0.16	0.71	(c)	0.00	N/A
1.00	0.00	959	0.20	0.71	(c)	0.00	N/A
1.00	0.00	1,253	0.27	0.71	(c)	0.00	N/A
1.00	0.00	1,777	0.26	0.70	(c)	0.00	N/A

22.35	2.18	154,732	0.64	–		1.33	22.1	% (d)
22.31	12.45	33,190	0.66	–		1.02	8.6
24.45	32.65	32,077	0.65	–		1.18	6.7
23.75	13.83	145,393	0.64	–		1.51	6.2
21.36	0.13	142,828	0.64	–		1.09	10.3

22.14	1.94	7,517	0.89	–		1.05	22.1	(d)
22.11	12.19	6,891	0.91	–		0.77	8.6
24.27	32.27	6,362	0.90	–		0.85	6.7
23.62	13.57	5,238	0.89	–		1.26	6.2
21.23	(0.15)	5,472	0.89	–		0.83	10.3

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Excludes expense reimbursement from Manager and/or Distributor.
(d)	Portfolio turnover rate excludes approximately $1,237,000 of purchases from portfolio realignment from the acquisition of LargeCap Blend Account II.
(e)	Voluntary waivers comprised 0.26% of average net assets.

See accompanying notes.

105

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
REAL ESTATE SECURITIES ACCOUNT
Class 1 shares
2015	$22.33	$0.34	$0.57	$0.91	($0.34)	($0.70)	($1.04)
2014	17.08	0.29	5.28	5.57	(0.32)	–	(0.32)
2013	16.63	0.35	0.33	0.68	(0.23)	–	(0.23)
2012	14.39	0.21	2.26	2.47	(0.23)	–	(0.23)
2011	13.21	0.10	1.08	1.18	–	–	–
Class 2 shares
2015	22.45	0.34	0.53	0.87	(0.33)	(0.70)	(1.03)
2014	17.18	0.27	5.27	5.54	(0.27)	–	(0.27)
2013	16.72	0.30	0.34	0.64	(0.18)	–	(0.18)
2012	14.46	0.17	2.26	2.43	(0.17)	–	(0.17)
2011	13.30	0.06	1.10	1.16	–	–	–
SAM BALANCED PORTFOLIO
Class 1 shares
2015	16.51	0.30	(0.38)	(0.08)	(0.49)	(1.25)	(1.74)
2014	18.53	0.47	0.73	1.20	(0.52)	(2.70)	(3.22)
2013	16.33	0.47	2.37	2.84	(0.43)	(0.21)	(0.64)
2012	14.76	0.41	1.46	1.87	(0.11)	(0.19)	(0.30)
2011	15.02	0.10	0.06	0.16	(0.42)	–	(0.42)
Class 2 shares
2015	16.37	0.26	(0.38)	(0.12)	(0.45)	(1.25)	(1.70)
2014	18.39	0.43	0.73	1.16	(0.48)	(2.70)	(3.18)
2013	16.22	0.41	2.35	2.76	(0.38)	(0.21)	(0.59)
2012	14.66	0.36	1.46	1.82	(0.07)	(0.19)	(0.26)
2011	14.92	0.06	0.06	0.12	(0.38)	–	(0.38)

See accompanying notes.

106

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Ratio of Expenses		Ratio of
Value, End	Total	Net Assets, End of	to Average Net		Net Investment Income to	Portfolio
of Period	Return(b)	Period (in thousands)	Assets		Average Net Assets	Turnover Rate

$22.20	4.21%	$159,292	0.89%		1.54%	22.8%
22.33	32.82	166,701	0.89		1.48	15.7
17.08	4.10	128,601	0.89		1.96	22.1
16.63	17.17	133,069	0.90		1.33	44.1
14.39	8.93	140,316	0.90		0.71	22.4

22.29	4.00	1,994	1.14		1.56	22.8
22.45	32.44	492	1.14		1.37	15.7
17.18	3.87	271	1.14		1.72	22.1
16.72	16.86	257	1.15		1.08	44.1
14.46	8.72	287	1.15		0.42	22.4

14.69	(0.81)	732,937	0.23	(c)	1.88	26.1
16.51	6.82	826,908	0.23	(c)	2.64	16.4
18.53	17.68	913,823	0.23	(c)	2.68	46.7
16.33	12.75	812,380	0.23	(c)	2.60	9.1
14.76	0.99	781,873	0.23	(c)	0.68	14.2

14.55	(1.08)	96,511	0.48	(c)	1.66	26.1
16.37	6.59	99,852	0.48	(c)	2.44	16.4
18.39	17.32	102,716	0.48	(c)	2.37	46.7
16.22	12.47	95,208	0.48	(c)	2.32	9.1
14.66	0.73	94,487	0.48	(c)	0.43	14.2

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.

See accompanying notes.

107

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
SAM CONSERVATIVE BALANCED PORTFOLIO
Class 1 shares
2015	$12.60	$0.29	($0.36)	($0.07)	($0.41)	($0.60)	($1.01)
2014	13.39	0.41	0.40	0.81	(0.42)	(1.18)	(1.60)
2013	12.49	0.40	1.00	1.40	(0.37)	(0.13)	(0.50)
2012	11.47	0.37	0.90	1.27	(0.10)	(0.15)	(0.25)
2011	11.68	0.10	0.17	0.27	(0.37)	(0.11)	(0.48)
Class 2 shares
2015	12.48	0.27	(0.36)	(0.09)	(0.38)	(0.60)	(0.98)
2014	13.28	0.38	0.38	0.76	(0.38)	(1.18)	(1.56)
2013	12.39	0.36	1.00	1.36	(0.34)	(0.13)	(0.47)
2012	11.38	0.33	0.90	1.23	(0.07)	(0.15)	(0.22)
2011	11.60	0.07	0.17	0.24	(0.35)	(0.11)	(0.46)
SAM CONSERVATIVE GROWTH PORTFOLIO
Class 1 shares
2015	19.02	0.26	(0.41)	(0.15)	(0.43)	(1.22)	(1.65)
2014	20.60	0.48	0.97	1.45	(0.39)	(2.64)	(3.03)
2013	17.04	0.40	3.50	3.90	(0.34)	–	(0.34)
2012	14.99	0.33	1.79	2.12	(0.07)	–	(0.07)
2011	15.36	0.07	(0.13)	(0.06)	(0.31)	–	(0.31)
Class 2 shares
2015	18.82	0.21	(0.40)	(0.19)	(0.39)	(1.22)	(1.61)
2014	20.42	0.42	0.97	1.39	(0.35)	(2.64)	(2.99)
2013	16.89	0.34	3.49	3.83	(0.30)	–	(0.30)
2012	14.87	0.28	1.77	2.05	(0.03)	–	(0.03)
2011	15.23	0.03	(0.11)	(0.08)	(0.28)	–	(0.28)

See accompanying notes.

108

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Ratio of Expenses		Ratio of
Value, End	Total	Net Assets, End of	to Average Net		Net Investment Income to	Portfolio
of Period	Return(b)	Period (in thousands)	Assets		Average Net Assets	Turnover Rate

$11.52	(0.78)%	$193,585	0.23	%(c)	2.38%	28.2%
12.60	6.22	206,621	0.23	(c)	3.10	21.2
13.39	11.53	212,247	0.23	(c)	3.10	35.6
12.49	11.19	190,310	0.24	(c)	3.07	15.7
11.47	2.29	177,476	0.24	(c)	0.86	20.8

11.41	(0.93)	17,774	0.48	(c)	2.19	28.2
12.48	5.92	16,731	0.48	(c)	2.87	21.2
13.28	11.25	16,140	0.48	(c)	2.77	35.6
12.39	10.91	15,911	0.49	(c)	2.73	15.7
11.38	1.97	15,465	0.49	(c)	0.60	20.8

17.22	(1.09)	193,966	0.23	(c)	1.40	29.1
19.02	7.43	198,465	0.23	(c)	2.40	19.4
20.60	23.07	179,850	0.23	(c)	2.10	48.5
17.04	14.18	143,547	0.24	(c)	2.00	12.5
14.99	(0.45)	132,387	0.24	(c)	0.45	24.2

17.02	(1.34)	103,771	0.48	(c)	1.17	29.1
18.82	7.14	102,757	0.48	(c)	2.11	19.4
20.42	22.82	99,013	0.48	(c)	1.82	48.5
16.89	13.81	84,306	0.49	(c)	1.76	12.5
14.87	(0.63)	78,247	0.49	(c)	0.20	24.2

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.

See accompanying notes.

109

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
SAM FLEXIBLE INCOME PORTFOLIO
Class 1 shares
2015	$13.22	$0.40	($0.56)	($0.16)	($0.47)	($0.32)	($0.79)
2014	13.72	0.49	0.33	0.82	(0.52)	(0.80)	(1.32)
2013	13.38	0.49	0.51	1.00	(0.48)	(0.18)	(0.66)
2012	12.42	0.48	0.83	1.31	(0.15)	(0.20)	(0.35)
2011	12.50	0.15	0.28	0.43	(0.49)	(0.02)	(0.51)
Class 2 shares
2015	13.12	0.37	(0.56)	(0.19)	(0.44)	(0.32)	(0.76)
2014	13.62	0.45	0.33	0.78	(0.48)	(0.80)	(1.28)
2013	13.29	0.46	0.50	0.96	(0.45)	(0.18)	(0.63)
2012	12.34	0.44	0.83	1.27	(0.12)	(0.20)	(0.32)
2011	12.42	0.12	0.28	0.40	(0.46)	(0.02)	(0.48)
SAM STRATEGIC GROWTH PORTFOLIO
Class 1 shares
2015	21.00	0.29	(0.56)	(0.27)	(0.47)	(1.56)	(2.03)
2014	23.55	0.56	1.33	1.89	(0.38)	(4.06)	(4.44)
2013	18.74	0.40	4.70	5.10	(0.29)	–	(0.29)
2012	16.26	0.29	2.23	2.52	(0.04)	–	(0.04)
2011	16.82	0.04	(0.34)	(0.30)	(0.26)	–	(0.26)
Class 2 shares
2015	20.80	0.24	(0.55)	(0.31)	(0.43)	(1.56)	(1.99)
2014	23.38	0.49	1.32	1.81	(0.33)	(4.06)	(4.39)
2013	18.61	0.33	4.68	5.01	(0.24)	–	(0.24)
2012	16.15	0.24	2.22	2.46	–	–	–
2011	16.71	–	(0.34)	(0.34)	(0.22)	–	(0.22)

See accompanying notes.

110

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Ratio of Expenses		Ratio of
Value, End	Total	Net Assets, End of	to Average Net		Net Investment Income to	Portfolio
of Period	Return(b)	Period (in thousands)	Assets		Average Net Assets	Turnover Rate

$12.27	(1.31)%	$200,828	0.23	%(c)	3.05%	25.2%
13.22	6.03	215,309	0.23	(c)	3.55	18.8
13.72	7.75	214,572	0.23	(c)	3.57	29.7
13.38	10.64	215,628	0.24	(c)	3.69	11.7
12.42	3.39	187,458	0.24	(c)	1.22	20.6

12.17	(1.55)	21,108	0.48	(c)	2.85	25.2
13.12	5.80	19,836	0.48	(c)	3.27	18.8
13.62	7.46	19,464	0.48	(c)	3.36	29.7
13.29	10.34	19,667	0.49	(c)	3.41	11.7
12.34	3.13	18,382	0.49	(c)	0.96	20.6

18.70	(1.62)	142,227	0.23	(c)	1.45	37.9
21.00	8.68	138,863	0.23	(c)	2.50	20.4
23.55	27.40	121,049	0.23	(c)	1.89	62.5
18.74	15.52	90,348	0.24	(c)	1.61	13.9
16.26	(1.90)	83,738	0.24	(c)	0.25	23.3

18.50	(1.87)	95,775	0.48	(c)	1.19	37.9
20.80	8.35	96,446	0.48	(c)	2.21	20.4
23.38	27.09	87,689	0.48	(c)	1.57	62.5
18.61	15.23	71,997	0.49	(c)	1.36	13.9
16.15	(2.12)	64,907	0.49	(c)	(0.01)	23.3

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.

See accompanying notes.

111

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
		Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
		Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
SHORT-TERM INCOME ACCOUNT
Class 1 shares
2015		$2.59	$0.04	($0.02)	$0.02	($0.07)	$–	($0.07)
2014		2.59	0.05	(0.01)	0.04	(0.04)	–	(0.04)
2013		2.61	0.04	(0.01)	0.03	(0.05)	–	(0.05)
2012		2.54	0.05	0.08	0.13	(0.06)	–	(0.06)
2011		2.51	0.06	(0.03)	0.03	–	–	–
Class 2 shares
2015		2.58	0.04	(0.02)	0.02	(0.07)	–	(0.07)
2014		2.59	0.04	(0.01)	0.03	(0.04)	–	(0.04)
2013		2.60	0.04	(0.01)	0.03	(0.04)	–	(0.04)
2012		2.53	0.04	0.08	0.12	(0.05)	–	(0.05)
2011		2.51	0.05	(0.03)	0.02	–	–	–
SMALLCAP BLEND ACCOUNT
Class 1 shares
2015		13.99	0.05	(0.03)	0.02	(0.01)	(0.45)	(0.46)
2014		13.79	0.02	0.64	0.66	(0.05)	(0.41)	(0.46)
2013		9.36	0.04	4.43	4.47	(0.04)	–	(0.04)
2012		8.16	0.07	1.13	1.20	–	–	–
2011		8.31	(0.01)	(0.11)	(0.12)	(0.03)	–	(0.03)
Class 2 shares
2015	(d)	14.49	0.02	(0.53)	(0.51)	(0.01)	(0.45)	(0.46)

See accompanying notes.

112

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Net Assets, End of	Ratio of Expenses		Ratio of
Value, End	Total		Period (in	to Average Net		Net Investment Income to	Portfolio
of Period	Return(b)		thousands)	Assets		Average Net Assets	Turnover Rate

$2.54	0.71%		$160,833	0.49	%(c)	1.63%	57.0%
2.59	1.73		267,674	0.49	(c)	1.74	54.3
2.59	1.14		256,561	0.48	(c)	1.65	54.7
2.61	5.00		262,427	0.49	(c)	1.95	59.1
2.54	1.37		228,351	0.49	(c)	2.35	55.1

2.53	0.59		1,485	0.74	(c)	1.39	57.0
2.58	1.02		913	0.74	(c)	1.49	54.3
2.59	1.25		838	0.73	(c)	1.40	54.7
2.60	4.67		1,269	0.74	(c)	1.72	59.1
2.53	0.95		1,516	0.74	(c)	2.11	55.1

13.55	(0.10)		205,344	0.83		0.33	63.3
13.99	4.89		64,682	0.87		0.16	67.0
13.79	47.81		64,785	0.87		0.38	78.1
9.36	14.71		47,469	0.89		0.76	94.5
8.16	(1.47)		47,155	0.88		(0.09)	69.1

13.52	(3.76	) (e)	4,523	1.08	(f)	0.13 (f)	63.3	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from February 17, 2015 date operations commenced, through December 31, 2015
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying notes.

113

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Principal Variable Contracts Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Diversified International Account, Equity Income Account, Government & High Quality Bond Account, Income Account, LargeCap Growth Account, MidCap Account, Money Market Account, Principal Capital Appreciation Account, Real Estate Securities Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Account, and SmallCap Blend Account (16 of the portfolios constituting Principal Variable Contracts Funds, Inc. (collectively, the “Funds”)), as of December 31, 2015, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, agent banks, transfer agent of the affiliated funds, and brokers or by other appropriate auditing procedures where replies from brokers or agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above constituting portfolios within Principal Variable Contracts Funds, Inc. at December 31, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 17, 2016

114

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2015 (unaudited)

As a shareholder of Principal Variable Contracts Funds, Inc. you incur ongoing costs, including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Variable Contracts Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, or SAM Strategic Growth Portfolio, your fund will indirectly bear its pro rata share of the expenses incurred by the investment companies in which the fund invests. These expenses are not included in the fund’s annualized expense ratio used to calculate the expenses paid in this example. If they were, the expenses paid would be higher. Expenses shown below and on the following pages do not account for fees, expenses and charges of any variable insurance contract or retirement plan. If these fees had been reflected, expenses would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each account’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the account’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Variable Contracts Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2015 to	Annualized
	July 1, 2015	December 31, 2015	December 31, 2015(a)	Expense Ratio
Diversified International Account Class 1
Actual	$1,000.00	$940.36	$4.40	0.90%
Hypothetical	1,000.00	1,020.67	4.58	0.90

Diversified International Account Class 2
Actual	1,000.00	939.19	5.62	1.15
Hypothetical	1,000.00	1,019.41	5.85	1.15

Equity Income Account Class 1
Actual	1,000.00	963.63	2.47	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50

Equity Income Account Class 2
Actual	1,000.00	962.24	3.71	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75

Government & High Quality Bond Account Class 1
Actual	1,000.00	1,003.13	2.57	0.51
Hypothetical	1,000.00	1,022.63	2.60	0.51

Government & High Quality Bond Account Class 2
Actual	1,000.00	1,002.84	3.84	0.76
Hypothetical	1,000.00	1,021.37	3.87	0.76

Income Account Class 1
Actual	1,000.00	986.48	2.55	0.51
Hypothetical	1,000.00	1,022.63	2.60	0.51

Income Account Class 2
Actual	1,000.00	985.27	3.80	0.76
Hypothetical	1,000.00	1,021.37	3.87	0.76

115

	SHAREHOLDER EXPENSE EXAMPLE (Continued)
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
	December 31, 2015 (unaudited)

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2015 to	Annualized
	July 1, 2015	December 31, 2015	December 31, 2015(a)	Expense Ratio

LargeCap Growth Account Class 1
Actual	$1,000.00	$990.64	$3.46	0.69%
Hypothetical	1,000.00	1,021.73	3.52	0.69

LargeCap Growth Account Class 2
Actual	1,000.00	989.60	4.71	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94

MidCap Account Class 1
Actual	1,000.00	967.58	2.63	0.53
Hypothetical	1,000.00	1,022.53	2.70	0.53

MidCap Account Class 2
Actual	1,000.00	966.31	3.87	0.78
Hypothetical	1,000.00	1,021.27	3.97	0.78

Money Market Account Class 1
Actual	1,000.00	1,000.00	1.16	0.23
Hypothetical	1,000.00	1,024.05	1.17	0.23

Money Market Account Class 2
Actual	1,000.00	1,000.00	1.16	0.23
Hypothetical	1,000.00	1,024.05	1.17	0.23

Principal Capital Appreciation Account Class 1
Actual	1,000.00	994.14	3.22	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64

Principal Capital Appreciation Account Class 2
Actual	1,000.00	992.87	4.47	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89

Real Estate Securities Account Class 1
Actual	1,000.00	1,102.28	4.72	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89

Real Estate Securities Account Class 2
Actual	1,000.00	1,101.36	6.04	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14

SAM Balanced Portfolio Class 1
Actual	1,000.00	975.35	1.15	0.23
Hypothetical	1,000.00	1,024.05	1.17	0.23

SAM Balanced Portfolio Class 2
Actual	1,000.00	973.71	2.39	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48

SAM Conservative Balanced Portfolio Class 1
Actual	1,000.00	978.18	1.15	0.23
Hypothetical	1,000.00	1,024.05	1.17	0.23

SAM Conservative Balanced Portfolio Class 2
Actual	1,000.00	978.13	2.39	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48

SAM Conservative Growth Portfolio Class 1
Actual	1,000.00	969.69	1.14	0.23
Hypothetical	1,000.00	1,024.05	1.17	0.23

SAM Conservative Growth Portfolio Class 2
Actual	1,000.00	968.04	2.38	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48

SAM Flexible Income Portfolio Class 1
Actual	1,000.00	978.03	1.15	0.23
Hypothetical	1,000.00	1,024.05	1.17	0.23

SAM Flexible Income Portfolio Class 2
Actual	1,000.00	977.10	2.39	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48

116

	SHAREHOLDER EXPENSE EXAMPLE (Continued)
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
	December 31, 2015 (unaudited)

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2015 to	Annualized
	July 1, 2015	December 31, 2015	December 31, 2015(a)	Expense Ratio

SAM Strategic Growth Portfolio Class 1
Actual	$1,000.00	$963.59	$1.14	0.23%
Hypothetical	1,000.00	1,024.05	1.17	0.23

SAM Strategic Growth Portfolio Class 2
Actual	1,000.00	962.32	2.37	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48

Short-Term Income Account Class 1
Actual	1,000.00	999.39	2.52	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50

Short-Term Income Account Class 2
Actual	1,000.00	998.15	3.78	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75

SmallCap Blend Account Class 1
Actual	1,000.00	920.69	4.07	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84

SmallCap Blend Account Class 2
Actual	1,000.00	919.29	5.27	1.09
Hypothetical	1,000.00	1,019.71	5.55	1.09

(a) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

117

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Funds, Inc. which is also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term or until reaching age 72. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

		Number of	Other
Name,		Portfolios in Fund	Directorships
Position Held with the Fund,	Principal Occupation(s)	Complex Overseen by	Held by Director
Year of Birth	During past 5 years	Director	During Past 5 Years
Elizabeth Ballantine	Principal, EBA Associates	120	Durango Herald, Inc;
Director since 2004			McClatchy
Member, Nominating and Governance			Newspapers, Inc.
Committee
1948

Leroy T. Barnes, Jr.	Retired.	120	McClatchy
Director since March 2012			Newspapers, Inc.;
Member, Audit Committee			Herbalife Ltd.; Frontier
1951			Communications, Inc.

Craig Damos	President, The Damos	120	Hardin Construction
Director since 2008	Company. Formerly, CEO, The		Company
Member, Audit Committee	Weitz Company
Member, 15(c) Committee
1954

Elizabeth A. Nickels	Formerly, Executive Director,	120	Charlotte Russe; Follet
Director since September 2015	Herman Miller Foundation;		Corporation; Herman
1962	Formerly President, Herman		Miller, Inc.; PetSmart;
	Miller Healthcare		SpartanNash; Spectrum
Health Systems

Mark A. Grimmett	Executive Vice President and	120	None
Director since 2004	CFO, Merle Norman Cosmetics,
Member, Nominating and Governance	Inc.
Committee
Member, 15(c) Committee
Member, Executive Committee
1960

Fritz S. Hirsch	CEO, MAM USA	120	Focus Products Group
Director since 2005	Formerly, President, Sassy, Inc.
Member, Operations Committee
Member, 15(c) Committee
1951

Tao Huang	Formerly, Chief Operating	120	Armstrong World
Director since March 2012	Officer, Morningstar, Inc.		Industries, Inc.
Member, Operations Committee
Member, 15(c) Committee
1962

Karen (“Karrie”) McMillan	Managing Director, Patomak	120	None
Director since 2014	Global Partners, LLC.
Member, Operations Committee	Formerly, General Counsel,
1961	Investment Company Institute

118

		Number of	Other
Name,		Portfolios in Fund	Directorships
Position Held with the Fund,	Principal Occupation(s)	Complex Overseen by	Held by Director
Year of Birth	During past 5 years	Director	During Past 5 Years
Daniel Pavelich	Retired.	120	None
Director since 2007
Member, Audit Committee
1944

The following directors are considered to be “interested persons” as defined in the 1940 Act, as amended, because of an affiliation with the Manager and Principal Life.

Number of
		Portfolios in Fund	Other
Name,		Complex	Directorships
Position Held with the Fund,	Principal Occupation(s)	Overseen by	Held by Director
Year of Birth	During past 5 years	Director	During Past 5 Years
Michael J. Beer	Executive Vice President, Principal	120	None
Director since 2012	Funds Distributor, Inc. (“PFD”)
President, Chief Executive Officer	Vice President/Mutual Funds and
Member, Executive Committee	Broker Dealer, Principal Life
1961	Insurance Company (“PLIC”)
Director, Principal Management
Corporation, (the “Manager”)
President & Chief Executive Officer,
the Manager since 2015
Executive Vice President/ Chief
Operating Officer, the Manager
(2008-2015)
Director, Princor
President, Princor (2005-2015)
Director, Principal Shareholder
Services (“PSS”) since 2011
President, PSS since 2011

Nora M. Everett	Director, Edge Asset Management,	120	None
Director since 2008	Inc. (“Edge”) (2008-2011)
Chairman	Director, Finisterre Capital LLP since
Member, Executive Committee	2011
1959	Director, Origin Asset Management
LLP since 2011
Chairman, Principal Financial
Advisors, Inc. (“PFA”) since 2010
Chairman, PFD since 2011
Senior Vice President/Retirement and
Investor Services, PLIC (2008-2015)
President/Retirement and Investor
Services, PLIC since 2015
Chairman, the Manager since 2011
President, the Manager (2008-2015)
Chairman, Princor since 2011
Chief Executive Officer, Princor
(2009-2015)
Chairman, PSS since 2011

Correspondence intended for each Director who is other than an Interested Director may be sent to 711 High Street, Des Moines, IA

50392.

119

The following table presents officers of the Funds.

Name, Position Held with the Fund, Address, and Year of Birth

Randy L. Bergstrom Assistant Tax Counsel

711 High Street, Des Moines, IA 50392

1955

Jennifer A. Block

Assistant Counsel and Assistant

Secretary

711 High Street, Des Moines, IA 50392

 1973

Tracy Bollin

Chief Financial Officer

711 High Street, Des Moines, IA 50392

1970

Principal Occupation(s) During past 5 years

Counsel, Principal Global Investors, LLC (“PGI”)

Counsel, PLIC

Counsel, PFD (2009-2013)

Counsel, PLIC

Counsel, the Manager (2009-2013, 2014 - present)

Counsel, Princor (2009-2013)

Counsel, PSS (2009-2013)

Chief Financial Officer, PFA since 2010 Assistant Controller, PFD (2007-2010), Chief Financial Officer, PFD since 2010

Chief Financial Officer, the Manager since 2010, Financial Controller, the Manager (2008-2010) Assistant Controller, Princor (2009-2010)

Chief Financial Officer, Princor since 2010, Financial Controller, Princor (2008-2009) Assistant Controller, PSS (2007-2010) Chief Financial Officer, PSS since 2010

David J. Brown Chief Compliance Officer 711 High Street, Des Moines, IA 50392 1960	Senior Vice President, PFD Vice President/Compliance, PLIC Senior Vice President, the Manager Senior Vice President, Princor Senior Vice President, PSS

Teresa M. Button Treasurer 711 High Street, Des Moines, IA 50392 1963

Vice President/Treasurer, Edge since 2011 Vice President/Treasurer, PFA since 2011, Vice President/Treasurer, PFD since 2011 Vice President/Treasurer, PGI since 2011

Vice President/Treasurer, PLIC since 2011 Vice President/Treasurer, the Manager since 2011 Vice President/Treasurer, Post since 2011 Vice President/Treasurer, Principal-REI since 2011

Vice President/Treasurer, Princor since 2011 Vice President/Treasurer, PSS since 2011 Treasurer, Spectrum since 2011

Carolyn F. Kolks Assistant Tax Counsel

711 High Street, Des Moines, IA 50392

1962

Layne A. Rasmussen Vice President and Controller

711 High Street, Des Moines, IA 50392

1958

Greg Reymann

Assistant Counsel

711 High Street, Des Moines, IA 50392

1958

Counsel, PGI

Counsel, PLIC

Vice President/Controller – Principal Funds, the Manager

Assistant General Counsel, PLIC since 2014, VP, Chief Compliance Officer and Chief Risk Officer, Transamerica Asset

Management, Inc. (“TAM”) (2010-2012), Assistant General Counsel, Transamerica Asset Management Group (2013-2014)

Vice President/CFTC Principal, TAM (2013-2014)

Teri R. Root Deputy Chief Compliance Officer 711 High Street, Des Moines, IA 50392 1979	Director – PMC Compliance, the Manager since 2015 Vice President and Chief Compliance Officer, the Manager since 2015 Compliance Officer, the Manager (2010-2013) Vice President, PSS since 2015

120

Name, Position Held with the Fund, Address, and Year of Birth

Britney L. Schnathorst Assistant Counsel

711 High Street, Des Moines, IA 50392

1981

Adam U. Shaikh Assistant Counsel

711 High Street, Des Moines, IA 50392

1972

Principal Occupation(s) During past 5 years

Counsel, PLIC since 2013

Prior thereto, Attorney in Private Practice

Counsel, PFD (2006-2013) Counsel, PLIC

Counsel, the Manager (2007-2013, 2014 - present)

Counsel, Princor (2007-2013) Counsel, PSS (2007-2013)

Dan Westholm Assistant Treasurer 711 High Street, Des Moines, IA 50392 1966

Assistant Vice President/Treasury, PFA since 2013 Director – Treasury, PFA (2011-2013), Assistant Vice President/Treasury, PFD since 2013 Director – Treasury, PFD (2011-2013)

Assistant Vice President/Treasury, PLIC Assistant Vice President/Treasury, the Manager Assistant Vice President/Treasury, Princor since 2013

Director – Treasury, Princor (2008-2009, 2011-2013) Assistant Vice President/Treasury, PSS

Beth Wilson Vice President and Secretary 711 High Street, Des Moines, IA 50392 1956 Clint Woods Counsel 711 High Street, Des Moines, IA 50392 1961

Vice President, the Manager (2007-2013)

Vice President, Princor (2007-2009)

Associate General Counsel, AEGON USA Investment Management, LLC (2003 - 2012)

Assistant General Counsel, Assistant Corporate Secretary, Governance Officer, PLIC since 2013

The 15(c) Committee assists the Board in performing the annual review of the Fund’s advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act.

The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.

The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the Fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes.

The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.

Additional information about the Fund is available in the Prospectuses dated May 1, 2015, and the Statement of Additional Information dated May 1, 2015. These documents may be obtained free of charge by writing or telephoning Principal Funds Distributor, Inc., P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-222-5852.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning Principal Funds Distributor, Inc., at 1-800-222-5852, or at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of March 31 and September 30 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

121

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Variable Contracts Funds, Inc. (“PVC”) approved (1) the renewal of the Management Agreement and various subadvisory agreements for all Funds; and (2) an amended and restated subadvisory agreement with Principal Global Investors, LLC (“PGI”) and an amended and restated management agreement with Principal Management Corporation (the “Manager”) related to the addition of the Multi-Asset Income Account.

Annual Review and Renewal of Management Agreement and Subadvisory Agreements

At its September 16, 2015 meeting, the Board performed its annual review and renewal process relating to the Management Agreement and the Subadvisory Agreements for all Funds.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreements and who are not “interested persons” of PVC, as defined in the 1940 Act (the “Independent Directors”), annually to review and to consider the continuation of: (1) the Management Agreement between the Manager and PVC, on behalf of each of the thirty-six (36) series of PVC (each series is referred to as a “Fund”); and (2) the Subadvisory Agreements between the Manager and each of Brown Advisory, LLC; Columbus Circle Investors (“CCI”); Edge Asset Management, Inc. (“Edge”); Mellon Capital Management Corporation; Principal Global Investors, LLC (“PGI”); Principal Real Estate Investors, LLC (“Principal-REI”); Spectrum Asset Management Inc. (“Spectrum”) and T. Rowe Price Associates, Inc. (collectively, the “Subadvisors”). The Management Agreement and the Subadvisory Agreements are collectively referred to as the “Advisory Agreements.”

The Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the continuation of the Advisory Agreements. In evaluating the Advisory Agreements, the Board, including the Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including, among other information, information regarding performance, advisory fees, total expenses, profitability from the Advisory Agreements to the Manager and information about economies of scale. The Board reviewed the materials provided and concluded that it was provided all information reasonably necessary to evaluate the Advisory Agreements.

Nature, Extent and Quality of Services

The Board considered the nature, quality and extent of the services provided under the Management Agreement, including administrative services. The Board considered the experience and skills of senior management leading Fund operations, the experience and skills of the personnel performing the functions under the Management Agreement and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel and the organizational depth and stability of the Manager. The Board concluded that appropriate resources were provided under the Management Agreement. The Board also considered that, during the periods reviewed, other than for the “Core” portions of the Funds implementing the “Core Satellite” structure and the asset allocation funds, the Manager had delegated day-to-day portfolio management responsibility to the Subadvisers. The Board noted that the Manager’s process emphasizes the selection of Principal-affiliated subadvisers that are determined to be qualified under the Manager’s due diligence process, but that the Manager will select an unaffiliated subadviser to manage all of a portion of a Fund’s portfolio when deemed necessary or appropriate based on a consideration of the Fund’s investment mandate and available expertise and resources within the Principal organization. With respect to Funds with unaffiliated Subadvisers, the Board considered the due diligence process developed by the Manager for purposes of selecting a highly qualified unaffiliated subadviser for a Fund and for monitoring and replacing unaffiliated Subadvisers. The Board concluded that this due diligence process was working well. The Board also considered the compliance program established by the Manager and the level of compliance attained by the Funds. The Board noted that they had previously reviewed the annual best execution and soft dollar reports and included those findings in their consideration of the renewal of the Advisory Agreements. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Manager to the Funds under each Management Agreement were satisfactory.

The Board considered the nature, quality and extent of services provided under each Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadviser, investment approach of the Subadviser, the experience and skills of investment personnel responsible for the day-to-day management of each Fund, and the resources made available to such personnel. The Board also considered the Subadvisers’ compliance with investment policies and general legal compliance. In addition, the Board considered the analysis provided under the Manager’s due diligence program, which resulted in the Manager recommending that each Subadvisory Agreement be continued. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Subadvisers to the Funds under the Subadvisory Agreements are satisfactory.

122

Investment Performance

The Board reviewed each Fund’s investment performance over longer-term periods, reviewing both the investment return during the three-year period ended May 31, 2015 and the blended investment return (50%/50%) of the three- and five-year periods ended May 31, 2015, and compared those returns to various agreed-upon performance measures, including peer-group data based upon a broad-based, industry category determined by Morningstar. For Funds or Subadvisers that did not have a three-year or five-year performance history, the Board reviewed performance for a one-year or three-year period, respectively, noting that certain Funds had commenced operations recently and, accordingly, no performance information was considered. The Board also considered whether investment results were consistent with a Fund’s investment objective(s) and policies. For most Funds, the Board concluded that the Fund’s investment returns met acceptable levels of investment performance. There were certain Funds, and certain Subadvisers for multi-manager Funds, that had not attained during the relevant period a level of investment performance considered satisfactory by the Board. For such Funds, the Board also considered other factors, such as the longer-term performance of each such Fund. The Board considered the Manager’s due diligence process for evaluating performance applied to all Funds and all Subadvisers, from which they received regular reporting, and, for unaffiliated Subadvisers, concluded that the Manager has in place an effective due diligence process to monitor investment performance, to encourage remedial action and to make changes in the Subadvisers at the appropriate time, if necessary.

Investment Management Fees

The Board considered each Fund’s management fee. The Board received information, based on data supplied by Lipper, comparing each Fund’s (1) contractual management fee at current asset levels and at theoretical asset levels, (2) actual (after any fee waivers) management fee at average fiscal-year asset levels, (3) actual non-management fees at average fiscal-year asset levels, and (4) actual total expense ratio (including, as applicable, acquired fund fees and expenses) at average fiscal-year asset levels for Class 1 shares where available, to advisory fees and expense ratios of mutual funds in a peer group selected by Lipper (“Expense Group”) and a broad-based, industry category defined by Lipper (“Expense Universe”). For Funds that did not offer Class 1 shares, the information provided was based upon Class 2 shares.

In evaluating the management fees, the Board considered a variety of factors, including the amount of the fees, breakpoints, comparison to fees of peer group funds as well as other funds managed by the Manager, subadvisory fees paid, services provided, investment performance, total net expense ratios, profitability and expense caps and fee waivers. For most Funds, actual management fees were within the third quartile or better when compared to their Expense Group. For some Funds, although actual management fees were higher than the third quartile, total net expense ratios were within the third quartile or better.

For each of the SAM Portfolios, the Board considered information from management about the Manager’s unique strategic and tactical asset allocation processes employed in the management of the Fund and determined that the strategy and processes justified management fees higher than those paid by the funds in the Fund’s Expense Group. For each of the SAM Portfolios, with the exception of the SAM Strategic Growth Portfolio, which is described in further detail below, the Board concluded that the Fund met performance expectations. For each of the SAM Portfolios, the Board concluded that the total expense ratio (including the expenses of the underlying funds), with the continuation of the expense caps suggested by management, was within an acceptable range.

The Board also considered that the Manager contractually agreed to continue to waive a portion of its management fee for one Fund that implemented the “Core Satellite” structure.

With specific regard to the LargeCap S&P 500 Managed Volatility Index Account, although the contractual management fee, the actual management fee and the total net expense ratio of Class 1 shares are higher than third quartile (99%, 99% and 99%, respectively) for the Expense Group, the Board concluded that the Management Agreement should be renewed, based upon all relevant factors, including that the other funds in the Expense Group did not include the additional feature of a volatility mitigation strategy and that the Fund’s performance is in the second quartile for the one-year period ended May 31, 2015.

With specific regard to the SAM Strategic Growth Portfolio, although the Fund underperformed its Morningstar peer group ranking in the third quartile for the three-year period ended May 31, 2015 (73%) and the fourth quartile for the blended three- and five-year period ended May 31, 2015 (76%), the Board noted that the same unique processes were employed for all the SAM Portfolios, which over the range of portfolios over an extended period had provided superior results, and that any particular Fund may compare less favorably as to a particular group of peer funds at a point in time, in this particular case because of a higher weighting in foreign securities than the funds in the peer group. Based upon all relevant factors, including the Board’s view that these processes provide value to Fund shareholders over the long term, the Board concluded that the Management Agreement should be renewed.

Considering all factors it deemed relevant, the Board concluded that the management fee schedule for each Fund was reasonable and appropriate in light of the nature, quality and extent of the services provided by the Manager and other relevant factors.

123

Profitability

The Board reviewed detailed information regarding revenues the Manager receives under the Management Agreement, as well as the estimated direct and indirect costs the Manager incurs in providing to each Fund the services described in the applicable Advisory Agreements, for the year ended December 31, 2014. The Board also considered the returns on revenue generated in connection with the payment of subadvisory fees to affiliated Subadvisors (PGI, Principal-REI, Edge, CCI, and Spectrum). The Board concluded that the management fee for each Fund was reasonable, taking into account the profitability percentages the Manager provided.

Economies of Scale

The Board considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale through breakpoints in fees. The Board then reviewed the levels at which breakpoints occur and the amount of the reductions. The Board considered whether the effective management fee rate for each Fund under the Management Agreement is reasonable in relation to the asset size of such Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale.

The Board noted that the management fees for the LargeCap S&P 500 Index Account, the LargeCap S&P 500 Managed Volatility Index Account, the Bond Market Index Account, the Diversified Balanced Account, the Diversified Balanced Managed Volatility Account, the Diversified Growth Account, the Diversified Growth Managed Volatility Account, the Diversified Income Account, and the LifeTime Funds do not include breakpoints. Although their management fee schedules do not include breakpoints, the Board noted that each of these Funds, other than the LargeCap S&P 500 Managed Volatility Index Account, has a relatively low basis point fee (25 basis points or less) on all Fund assets. The Board determined that no breakpoints are necessary, at this time, for the LargeCap S&P 500 Managed Volatility Index Account due to its current size.

Subadvisory Fees, Economies of Scale and Profitability

For each Fund the Board considered the subadvisory fees, noting that the Manager compensates each Subadviser from its own management fee, so that shareholders pay only the management fee. The Board also received industry data supplied by Lipper. The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Fund and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees. In addition, in evaluating the subadvisory fees and the factor of profitability, with respect to unaffiliated Subadvisers, the Board considered that the subadvisory fee rate was negotiated at arm’s-length between the Manager and each Subadviser. The Board considered the profitability of the affiliated Subadvisers in conjunction with its review of the profitability of the Manager.

Other Benefits to the Manager and Subadvisers

The Board also considered the character and amount of other incidental benefits received by the Manager and its affiliates and each Subadviser from their relationships with the Funds. The Board also considered as a part of this analysis each Subadvisor’s soft dollar practices and brokerage practices. The Board concluded that management and subadvisory fees for each Fund were reasonable in light of these benefits.

Overall Conclusions

Based upon all of the information it considered and the conclusions it reached, the Board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement, with the actions proposed by the Manager, is in the best interests of each Fund.

Management Agreement and Subadvisory Agreement for Multi-Asset Income Account

On March 10, 2015, the Board met to consider, on behalf of the newly established Multi-Asset Income Account (the “Fund”), the approval of: (1) a management agreement (the “Management Agreement”) between PVC, for the Fund, and the Manager; and (2) a subadvisory agreement (the “Subadvisory Agreement”) between the Manager and PGI (the “Subadviser”). (The Management Agreement and the Subadvisory Agreement are together referred to as the “Advisory Agreements.”)

Based upon its review, the Board concluded that it was in the best interests of the Fund to approve the Advisory Agreements. In reaching this conclusion, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors.

124

With respect to the Management Agreement, the Board considered, among other factors, that the Manager has a long-term relationship with PVC funds and has demonstrated a commitment to support the PVC funds. The Board concluded that a long-term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Board considered various factors, including the following, and made certain findings and conclusions with regard thereto, in approving the Advisory Agreements.

Nature, Quality and Extent of Services

The Board considered the nature, quality and extent of services to be provided under the Management Agreement, including administrative services. The Board noted that, in connection with the 2014 annual renewal of the management agreements for the other PVC funds and the funds of Principal Fund, Inc. (“PFI”) (collectively, the “Principal Funds”), the Board had: (1) reviewed the services provided by the Manager to the other Principal Funds under the management agreements; (2) considered the experience and skills of senior management leading fund operations, the experience and skills of the personnel performing the functions under the management agreements and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager and concluded that appropriate resources were provided under the management agreements for the Principal Funds; (3) considered the program developed by the Manager for recommending, monitoring and replacing subadvisers for the Principal Funds and concluded that this due diligence process was working well; and (4) considered the compliance program established by the Manager for the Principal Funds and the level of compliance attained by the Principal Funds. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Manager to the Fund under the Management Agreement are expected to be satisfactory.

The Board considered the nature, quality and extent of services to be provided under the Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadviser, investment approach of the Subadviser, the experience and skills of the Subadviser’s investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. The Board noted that the Subadviser currently provides subadvisory services for other Principal Funds, including certain underlying PFI funds in which the Fund will invest its assets, and that the Board had reviewed and had approved for renewal those subadvisory agreements at its September 2014 Board meeting. In addition, the Board considered the Manager’s program for recommending, monitoring and replacing subadvisers and that the Manager recommended the Subadviser based upon that program. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Subadviser to the Fund under the Subadvisory Agreement are expected to be satisfactory.

Investment Performance

As the Fund is a newly created series, the Board did not review performance of the Fund since no track record was available. The Fund is a fund-of-funds, so the Board reviewed back-tested one-year, three-year, five-year and since-inception (May 1, 2004) performance returns as of December 31, 2014 of the proposed strategy for the Fund, assuming that the Fund was invested in the underlying PFI funds that were selected at the time of the Board meeting for investment and using the neutral fund allocation model. The Board reviewed these back-tested performance returns as compared to a relevant benchmark index and to a relevant Morningstar category. The historical performance of the underlying PFI funds used as part of the back-tested performance were as follows:

  historical one-year and since-inception (December 28, 2012) performance as of December 31, 2014 of PFI Global Opportunities Fund;
  historical one-year, three-year, five-year and since-inception (October 1, 2007) performance as of December 31, 2014 of PFI Global Real Estate Fund;
  historical one-year, three-year, five-year and since-inception (October 1, 2009) performance as of December 31, 2014 of Principal Real Estate Investors, LLC’s Yield Oriented Total Return strategy (the same strategy used by PFI Real Estate Debt Income Fund, which began operations on December 31, 2014);
  historical one-year, three-year, five-year and ten-year performance as of December 31, 2014 of PFI Preferred Securities Fund;
  historical one-year, three-year, five-year and ten-year performance as of December 31, 2014 of PFI High Yield Fund; and
  historical one-year, three-year, five-year and since-inception (December 15, 2008) performance as of December 31, 2014 of PFI Global Diversified Income Fund.

The Board reviewed the performance of each of the underlying PFI funds (or, in one case, a composite with an investment strategy similar to the portfolio strategy of the underlying PFI fund), as compared to the performance of a relevant benchmark and a relevant Morningstar category for each fund.

The Board concluded, based on the information provided, that the Subadviser is well qualified to manage the Account.

125

Fees, Economies of Scale and Profitability.

The Board considered the Fund’s proposed management and subadvisory fees. With respect to the proposed management fee, the Board considered the fees proposed to be paid to the Subadviser. The Board also received information from the Manager, based on data supplied by Lipper Inc., comparing the proposed management fee to advisory fees of funds in the same peer group. The Board also considered whether there are economies of scale with respect to the services to be provided to the Fund under the Management Agreement. The Board concluded that, although the proposed management fee schedule does not include breakpoints, the Manager’s fee schedule is appropriate at currently anticipated asset levels.

With respect to the subadvisory fees proposed to be paid to the Subadviser, the Board noted that the Manager compensates the Subadviser from its own management fee so that shareholders pay only the management fee. The Board considered whether there are economies of scale with respect to the subadvisory services to be provided under the Subadvisory Agreement. The Board concluded that, although the proposed subadvisory fee schedule does not include breakpoints, the Subadviser’s fee schedule is appropriate at currently anticipated asset levels. The Board considered the Subadviser’s representation that it does not offer other clients a lower fee for comparable services and the Manager’s statement that it found the Subadviser’s proposed fee to be competitive.

The Board noted that the Fund, as a fund-of-funds that will invest its assets in underlying PFI funds managed by the Manager and subadvisers affiliated with the Manager (including the Subadviser), will indirectly bear its portion of the management and subadvisory fees paid by such underlying PFI funds. The Board noted that the Board had reviewed and had approved for renewal the management and subadvisory agreements of five of the six underlying PFI funds, and that the Board had reviewed and approved the management and subadvisory agreements of the other underlying PFI fund, at its September 2014 Board meeting.

In addition, in evaluating the management and subadvisory fees, the Board considered the estimated profitability of the Fund to the Manager. The Board reviewed the anticipated expense ratio of each class of the Fund and considered that the Manager proposed to cap the total expense ratios for the classes (excluding acquired fund fees and expenses) at certain levels through April 30, 2017. On the basis of the information provided, the Board concluded that the proposed management and subadvisory fees were reasonable.

Other Benefits

The Board also considered the character and amount of other incidental benefits to be received by the Manager and Subadviser. The Board noted that the Subadviser will not use soft dollars given the Fund’s fund-of-funds structure. The Board concluded that, on the basis of the information provided, the proposed management and subadvisory fees were reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Advisory Agreement are fair and reasonable and that approval of each of the Advisory Agreements is in the best interests of the Fund.

126

FEDERAL INCOME TAX INFORMATION
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2015 (unaudited)

Long-Term Capital Gain Dividends. Certain Accounts distributed long-term capital gain dividends during the fiscal year ended December 31, 2015. Details of designated long-term capital gain dividends for federal income tax purposes are shown in the notes to financial statements.

Dividends Received Deduction. For corporate shareholders, the percentages of ordinary income distributions (dividend income and short-term gains, if any) for the year ended December 31, 2015, that qualify for the Dividends Received Deduction are as follows:

Deductible
Percentage
Equity Income Account	76.17%
LargeCap Growth Account	100.00%
MidCap Account	100.00%
Principal Capital Appreciation Account	100.00%
SAM Balanced Portfolio	24.37%
SAM Conservative Balanced Portfolio	15.32%
SAM Conservative Growth Portfolio	36.95%
SAM Flexible Income Portfolio	11.09%
SAM Strategic Growth Portfolio	46.37%
SmallCap Blend Account	98.07%

Foreign Taxes Paid. The following Accounts elect under the Internal Revenue Code Section 853 to pass through foreign taxes paid to their shareholders. The information below summarizes the portion of ordinary income dividends that was derived from foreign sources and the total amount of foreign taxes passed through to shareholders on a per share basis for the year ended December 31, 2015, are as follows:

	Foreign Taxes	Foreign
	Per Share	Source Income
Diversified International Account	$0.0643	100.00%
SAM Balanced Portfolio	$0.0049	8.70%
SAM Conservative Balanced Portfolio	$0.0026	5.15%
SAM Conservative Growth Portfolio	$0.0063	14.88%
SAM Flexible Income Portfolio	$0.0015	1.62%
SAM Strategic Growth Portfolio	$0.0122	22.45%

The following information is being provided to you, prompted by the acquisitions of the following Accounts effective April 17, 2015:

Acquired Fund                        Acquiring Fund
LargeCap Blend Account II          Principal Capital Appreciation Account
SmallCap Growth Account II       SmallCap Blend Account
SmallCap Value Account I          SmallCap Blend Account

Long-Term Capital Gain Dividends. Certain Accounts distributed long-term capital gain dividends during the tax year ended April 17, 2015.

The Accounts designate these distributions as long-term capital gain dividends per IRC Sec. 852(b)(3)(C) in the 20-percent group (which may be taxed at a 20-percent rate, a 15-percent rate or a 0-percent rate, depending on the shareholder’s taxable income).

Long-Term
Capital Gain
LargeCap Blend Account II	$32,069,632
SmallCap Value Account I	$29,141,380

Dividends Received Deduction. For corporate shareholders, the percentages of ordinary income distributions (dividend income and short-term gains, if any) for the tax year ended April 17, 2015, that qualify for the Dividends Received Deduction are as follows:

Deductible
Percentage
LargeCap Blend Account II	58.30%
SmallCap Value Account I	39.33%

Reallocation of Capital Redesignation. A portion of the ordinary income and/or long-term capital gains dividends paid by certain Accounts have been redesignated as non-taxable return of capital (ROC). The non-taxable return of capital for each class listed in the table below reduces your cost basis. The adjustment to your cost basis will impact your gain or loss calculation when you sell your shares of the Accounts below.

		Ordinary Income Per	Long-Term Capital
		Share ROC Basis	Gain Per Share ROC
Class of Common Shares	CUSIP	Adjustments	Basis Adjustments
LargeCap Blend Account II, Class 1	742969686	$0.0035	$0.0258
LargeCap Blend Account II, Class 2	742969546	$0.0031	$0.0258
SmallCap Value Account I, Class 1	742969785	$0.0106	$0.0538
SmallCap Value Account I, Class 2	742969488	$0.0105	$0.0538

Please consult your tax advisor if you have any questions.

127

Intentionally Left Blank

This report must be preceded or accompanied by a current prospectus for the Principal Variable Contracts Funds, Inc.

principalfunds.com

Principal Funds are distributed by Principal Funds Distributor, Inc.

MM1290B-08 | © 2015 Principal Financial Services | 12/2015 | t1511240346

ITEM 2 – CODE OF ETHICS

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.
(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.
(f)	The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's Board has determined that Dan Pavelich, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.

ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. Ernst & Young is the principal accountant for the registrant. As such, Ernst & Young has audited the financial statements of the registrant and reviewed regulatory filings that include those financial statements. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional services.

December 31, 2014 - $525,098
December 31, 2015 - $523,260

(b) Audit-Related Fees. Ernst & Young provided audit-related services to the registrant during the last fiscal year that are not included in response to item 4(a). Those services related to the review of Form N-1A and Form N-14. Ernst & Young has billed the following amounts for those services.

December 31, 2014 - $5,000
December 31, 2015 - $18,750

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Tax Fees. Ernst & Young reviews the federal income tax returns and federal excise tax returns of the registrant. In connection with this review, Ernst & Young reviews the calculation of the registrant’s dividend distributions that are included as deductions on the tax returns. Ernst & Young also provides services to identify passive foreign investment companies. Ernst & Young also provides services to understand and comply with tax laws in certain foreign countries. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional tax services.

December 31, 2014 - $124,761
December 31, 2015 - $127,342

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Fees. Ernst & Young has not billed the registrant for other products or services during the last two fiscal years.

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) Audit Committee Pre-Approval Policy. The audit committee of the registrant has adopted the following pre-approval policy:

Policy on Auditor Independence

The purpose of this policy is to ensure the independence of the Principal Funds' primary independent auditor. This policy is established by the Audit Committee (the "Committee") of the Boards of Directors of Principal Funds, Inc. and Principal Variable Contracts Funds, Inc. and the Board of Trustees of Principal Exchange-Traded Funds (the “Funds”) (the “Boards of the Funds”) effective for all engagements of the primary independent auditor.

1.	The primary independent auditor, its subsidiaries and affiliates shall not provide Prohibited
Services to the Funds. For the purposes of this policy, Prohibited Services are:
Services that are subject to audit procedure during a financial statement audit;
Services where the auditor would act on behalf of management;
Services where the auditor is an advocate to the client's position in an adversarial proceeding;
Bookkeeping or other services related to the accounting records or financial statements of the Funds, its subsidiaries and affiliates;
Financial information systems design and implementation;
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
Actuarial services;
Internal audit functions or human resources;
Broker or dealer, investment advisor, or investment banking services;
Legal services and expert services unrelated to the audit;
Tax planning services related to listed, confidential and aggressive transactions;
Personal tax planning services to individuals in a financial reporting oversight role with regard to the Funds (other than members of the Boards of the Funds who are not also officers of the Funds), including the immediate family members of such individuals;
Any other service that the Public Company Accounting Oversight Board (PCAOB) determines, by regulation, is impermissible.
2.	(A) All services the primary independent auditor, its subsidiaries and affiliates provide to the Funds, and (B) Audit services, including audits of annual financial statements, audits of acquired or divested businesses or review of regulatory filings, any independent auditor provides, shall be approved by the Committee in advance in accordance with the following procedure:

Each quarter, Management will present to the Committee for pre-approval, a detailed description of each particular service, excluding tax services, for which pre-approval is sought and a range of fees for such service. The Committee may delegate pre-approval authority to one or more of its members provided such delegated member(s) shall present a report of any services approved to the full Committee at its next regularly scheduled meeting. The Committee Chairperson shall have pre-approval authority for changes to any range of fees applicable to services the Committee previously approved and for new services and the range of fees for such services that arise between regularly scheduled Committee meetings.

Similarly, the primary independent auditor will present to the Committee for pre-approval a written description of the nature and scope of all tax services not expressly prohibited, including the fee arrangements for such services, and the potential effects of such services on the audit firm’s independence.

In considering whether to pre-approve the primary independent auditor’s provision of non-audit services, the Committee will consider whether the services are compatible with the maintenance of such auditor's independence. The Committee will also consider whether the primary independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds' business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds' ability to manage or control risk or improve audit quality.

3.	The provisions of this policy shall apply to all audit and non-audit services provided directly to the Funds. Additionally, the provisions of this policy shall apply to non-audit services provided to Principal Management Corporation or an affiliate of Principal Management Corporation that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds.
4.	Not less than annually, the primary independent auditor shall report to the Committee in writing all relationships that may reasonably be thought to bear on independence between the auditor and the Funds or persons in financial reporting oversight roles with respect to any services provided by the auditor, its subsidiaries or affiliates as of the date of the communication, pursuant to Rule 3526 of the PCAOB. The primary independent auditor shall discuss with the Committee the potential effects of such relationships on the independence of the auditor. In addition, the primary independent auditor shall affirm, in writing, that, as of the date of the communication, it is independent within the meaning of the federal securities laws and Rule 3520 of the PCAOB.
5.	The Committee shall ensure that the lead and concurring partners of the Funds' primary independent auditor are rotated at least every five years and subject upon rotation to a five year "time out" period. All other partners of the primary independent auditor, excluding partners who simply consult with others on the audit engagement regarding technical issues, shall rotate after seven years and be subject upon rotation to a two year "time out" period.
6.	Neither the Funds nor Principal Management Corporation may hire or promote any former partner, principal, shareholder or professional employee (Former Employee) of the primary independent auditor into a financial reporting oversight role unless the Former Employee (1) has severed his/her economic interest in the independent audit firm, and (2) was not a member of the audit engagement team for the Funds during the one year period preceding the date that the audit procedures began for the fiscal period in which the Funds or Principal Management Corporation proposes to hire or promote the Former Employee. Neither the Funds nor Principal Management Corporation shall, without prior written consent of the primary independent auditor, hire or promote any Former Employee into a role not prohibited above if the Former Employee had provided any services to the Funds or Principal Management Corporation during the 12 months preceding the date of filing of the Funds' most recent annual report with the SEC. Upon termination of the primary independent auditor, the Funds or Principal Management Corporation shall not, without prior written consent of the former primary independent auditor, hire or promote any Former Employee for a period of up to 12 months from termination.
7.	For persons recently promoted or hired into a financial reporting oversight role (other than members of the Boards of the Funds who are not also officers of the Funds), any personal tax planning services pursuant to an engagement that was in progress before the hiring or promotion and provided by the primary independent auditor must be completed on or before 180 days after the hiring or promotion.
8.	The phrase "financial reporting oversight role" means a role in which a person is in a position to exercise influence over the contents of the financial statements or anyone who prepares them, such as a member of the board of directors or similar management or governing body, chief executive officer, president, chief operating officer, chief financial officer, counsel, controller, chief internal auditor, or any equivalent positions.

(Adopted by the Audit Committee of the Board of the Fund on March 10, 2015).

(End of policy)

(e) (2) Pre-Approval Waivers. There were no services provided to the registrant by Ernst & Young that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Substantially all work in connection with the audit of the registrant’s financial statements was performed by full-time employees of Ernst & Young.

(g) The aggregate non-audit fees Ernst and Young billed to the registrant, the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant for each of registrant's last two fiscal years were as follows.

December 31, 2014 - $129,761
December 31, 2015 - $146,092

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 – SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of directors.

ITEM 11 – CONTROLS AND PROCEDURES

a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing).

(b) There have been no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12 – EXHIBITS

(a)(1) Code of Ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act are attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Principal Variable Contracts Funds, Inc.

By /s/ Michael J. Beer

Michael J. Beer, President and CEO

Date 2/15/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By Michael J. Beer

Michael J. Beer, President and CEO

Date 2/15/2016

By Tracy W. Bollin

Tracy W. Bollin, Chief Financial Officer

Date 2/15/2016